UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 - December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Institutional Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Administrative Class

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Advisor Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust RealEstateRealReturn Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Administrative Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS® Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Advisor Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Institutional Class

Share Class | Administrative

Annual Report December 31, 2006

P I M C O

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, California state-specific risk, New York state-specific risk, and tax risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund could not close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2006

                 PIMCO
               All Asset
               Portfolio         Lehman Brothers
            Administrative       U.S. TIPS: 1-10   Consumer Price Index
                Class              Year Index      + 500 Basis Points
            --------------       ---------------   --------------------
04/30/2003     $10,000             $10,000              10,000
05/31/2003      10,550              10,296              10,025
06/30/2003      10,464              10,275              10,078
07/31/2003       9,991               9,949              10,131
08/31/2003      10,182              10,081              10,212
09/30/2003      10,511              10,351              10,288
10/31/2003      10,682              10,368              10,319
11/30/2003      10,763              10,337              10,334
12/31/2003      11,079              10,397              10,366
01/31/2004      11,192              10,496              10,460
02/29/2004      11,449              10,701              10,560
03/31/2004      11,661              10,845              10,672
04/30/2004      10,909              10,488              10,751
05/31/2004      11,208              10,618              10,859
06/30/2004      11,276              10,610              10,938
07/31/2004      11,307              10,742              10,966
08/31/2004      11,626              10,936              11,018
09/30/2004      11,818              10,946              11,087
10/31/2004      12,025              11,079              11,192
11/30/2004      12,181              11,040              11,244
12/31/2004      12,352              11,135              11,250
01/31/2005      12,288              11,106              11,320
02/28/2005      12,415              11,066              11,433
03/31/2005      12,312              11,046              11,570
04/30/2005      12,462              11,229              11,696
05/31/2005      12,633              11,278              11,733
06/30/2005      12,794              11,306              11,788
07/31/2005      12,837              11,141              11,891
08/31/2005      13,085              11,356              12,002
09/30/2005      13,055              11,367              12,198
10/31/2005      12,805              11,266              12,274
11/30/2005      12,903              11,277              12,226
12/31/2005      13,121              11,344              12,228
01/31/2006      13,254              11,352              12,372
02/28/2006      13,288              11,320              12,448
03/31/2006      13,080              11,205              12,569
04/30/2006      13,102              11,262              12,728
05/31/2006      12,990              11,299              12,845
06/30/2006      12,984              11,333              12,923
07/31/2006      13,233              11,470              13,016
08/31/2006      13,505              11,595              13,095
09/30/2006      13,475              11,623              13,086
10/31/2006      13,635              11,595              13,069
11/30/2006      13,922              11,703              13,104
12/31/2006      13,733              11,521              13,178

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

PIMCO Funds Allocation‡

Floating Income Fund	27.7%
CommodityRealReturn Strategy Fund®	14.3%
Real Return Asset Fund	12.3%
Developing Local Markets Fund	11.5%
Real Return Fund	6.4%
Other	27.8%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (04/30/03)
	PIMCO All Asset Portfolio Administrative Class	4.66%	9.02%
....	Lehman Brothers U.S. TIPS: 1-10 Year Index±	1.56%	3.93%
-.-.-	Consumer Price Index + 500 Basis Points±±	7.78%	7.81%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,057.71	$1,022.23
Expenses Paid During Period†	$3.06	$3.01

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses are currently capped at 0.64%. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.025% to 0.175%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $3.11 for Administrative Class Shares based upon the Portfolio’s actual performance and $3.06 based upon a hypothetical 5% return. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

»

An allocation to Treasury Inflation-Protected Securities (“TIPS”) versus nominal bonds detracted from performance as real yields rose over the period. However, exposure to TIPS benefited performance due to coupon return and positive inflation accruals.

»	An increase in exposure to commodities detracted from performance because commodity performance was negative.

»	Low Real Estate Investment Trust (“REIT”) exposure detracted from relative performance as the Dow Jones Wilshire REIT Index rose 36.13% during the period.

»	Significant exposure to shorter duration instruments benefited performance, particularly with exposure to the Floating Income Fund and the Developing Local Markets Fund.

»	Exposure to emerging market (“EM”) bonds benefited performance as EM bonds posted solid returns during the period.

»	Low exposure to U.S. equities detracted from relative performance as the S&P 500 rose 15.79% during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006		12/31/2005		12/31/2004		04/30/2003-12/31/2003

Administrative Class
Net asset value beginning of year or period	$11.81		$11.62		$10.77		$10.00
Net investment income (a)	0.63		0.83		1.50		0.53
Net realized/unrealized gain (loss) on investments (a)	(0.10)		(0.11)		(0.27)		0.54
Total income from investment operations	0.53		0.72		1.23		1.07
Dividends from net investment income	(0.64)		(0.49)		(0.37)		(0.30)
Distributions from net realized capital gains	(0.03)		(0.04)		(0.01)		0.00
Total distributions	(0.67)		(0.53)		(0.38)		(0.30)
Net asset value end of year or period	$11.67		$11.81		$11.62		$10.77
Total return	4.66%		6.23%		11.49%		10.79%
Net assets end of year or period (000s)	$251,076		$251,482		$102,183		$1,017
Ratio of expenses to average net assets	0.585	%(c)(e)	0.59	%(c)(d)	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.585	%(c)(e)	0.59	%(c)(d)	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of net investment income to average net assets	5.39%		6.98%		13.02%		7.56	%*
Portfolio turnover rate	66%		75%		93%		136%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 10.92%.

(c) Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.

(d) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.60%.

(e) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments in affiliates, at value	$807,029
Repurchase agreements, at value	1,462
Receivable for Portfolio shares sold	1,061
Interest and dividends receivable from affiliates	2,182
811,734

Liabilities:
Payable for investments in affiliates purchased	$3,622
Payable for Portfolio shares redeemed	61
Accrued investment advisory fee	125
Accrued administration fee	179
Accrued distribution fee	120
Accrued servicing fee	31
Recoupment payable to Manager	20
4,158

Net Assets	$807,576

Net Assets Consist of:
Paid in capital	$805,709
Undistributed net investment income	7,074
Accumulated undistributed net realized (loss)	(6,191)
Net unrealized appreciation	984
$807,576

Net Assets:
Institutional Class	$74
Administrative Class	251,076
Advisor Class	501,498
Class M	54,928

Shares Issued and Outstanding:
Institutional Class	6
Administrative Class	21,498
Advisor Class	42,910
Class M	4,701

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.68
Administrative Class	11.67
Advisor Class	11.68
Class M	11.68

Cost of Investments in Affiliates Owned	$806,045
Cost of Repurchase Agreements Owned	$1,462

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$89
Dividends from affiliate investments	35,594
Total Income	35,683

Expenses:
Investment advisory fees	939
Administration fees	1,234
Servicing fees – Administrative Class	375
Distribution and/or servicing fees – Advisor Class	449
Distribution and/or servicing fees – Class M	287
Interest expense	1
Miscellaneous expense	26
Total Expenses	3,311

Net Investment Income	32,372

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on affiliate investments	(7,977)
Net capital gain distributions received from Underlying Funds	2,277
Net change in unrealized appreciation on affiliate investments	3,148
Net (Loss)	(2,552)

Net Increase in Net Assets Resulting from Operations	$29,820

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$32,372	$16,918
Net realized gain (loss) on affiliate investments	(7,977)	1,306
Net capital gain distributions received from Underlying Funds	2,277	712
Net change in unrealized appreciation (depreciation) on affiliate investments	3,148	(3,656)
Net increase resulting from operations	29,820	15,280

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(13,550)	(9,080)
Advisor Class	(15,816)	(160)
Class M	(3,041)	(2,166)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(622)	(735)
Advisor Class	(1,205)	(22)
Class M	(139)	(198)

Total Distributions	(34,375)	(12,361)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	73	0
Administrative Class	60,956	166,191
Advisor Class	485,456	7,545
Class M	15,354	54,317
Issued as reinvestment of distributions
Institutional Class	3	0
Administrative Class	14,172	9,815
Advisor Class	17,022	182
Class M	3,180	2,364
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(72,158)	(29,204)
Advisor Class	(7,990)	(208)
Class M	(30,245)	(8,152)
Net increase resulting from Portfolio share transactions	485,823	202,850

Total Increase in Net Assets	481,268	205,769

Net Assets:
Beginning of period	326,308	120,539
End of period*	$807,576	$326,308

*Including undistributed net investment income of:	$7,074	$7,118

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio (a)	December 31, 2006

	SHARES	VALUE (000S)
PIMCO FUNDS (b) 99.9%
CommodityRealReturn Strategy Fund®	8,298,506	$115,847
Convertible Fund	101,957	1,351
Developing Local Markets Fund	8,646,894	92,781
Diversified Income Fund	974,420	10,826
Emerging Markets Bond Fund	2,927,236	32,346
Floating Income Fund	21,173,900	223,808
Foreign Bond Fund (Unhedged)	86,148	877
Fundamental IndexPLUSTM Fund	2,004,186	21,485
Fundamental IndexPLUSTM TR Fund	2,885,815	29,493
GNMA Fund	255,236	2,815
High Yield Fund	2,609,890	25,812
International StocksPLUS® TR Strategy Fund (Unhedged)	115,802	1,138

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,511,043	$29,781
Long-Term U.S. Government Fund	998,587	10,595
Low Duration Fund	2,082,824	20,641
Real Return Asset Fund	8,998,085	99,339
Real Return Fund	4,831,880	51,460
RealEstateRealReturn Strategy Fund	279,235	2,066
Short-Term Fund	363,607	3,622
StocksPLUS® Fund	154,485	1,719
StocksPLUS® Total Return Fund	558,192	6,570
Total Return Fund	1,818,410	18,875
Total Return Mortgage Fund	355,466	3,782

Total PIMCO Funds (Cost $806,045)		807,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,462	$1,462

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.875% due 05/15/2007 valued at $1,491. Repurchase proceeds are $1,463.)

Total Short-Term Instruments (Cost $1,462)		1,462

Total Investments 100.1% (Cost $807,507)		$808,491

Other Assets and Liabilities (Net) (0.1%)		(915)

Net Assets 100.0%		$807,576

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2006	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertain to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Investments in funds within the PIMCO Funds are valued at their net asset value as reported by the underlying investment funds (the “Underlying Funds”).

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.025% to 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including

10	PIMCO Variable Insurance Trust

December 31, 2006

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Services Plans”) for the Class M shares of the Portfolio. The Services Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.425%
Administrative Class	0.575%
Advisor Class	0.675%
Class M	0.875%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver occurred. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During period ended December 31, 2006, the Administrator recouped $24,179.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

The All Asset Portfolio invest substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the year ended December 31, 2006 (amounts in thousands):

Underlying Funds	Market Value 12/31/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2006	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,193	$51	$0	$142	$1,351	$50	$0
Developing Local Markets Fund	23,695	88,883	22,359	2,642	92,781	3,675	994
Diversified Income Fund	0	10,929	0	(103)	10,826	100	107
Emerging Markets Bond Fund	26,326	21,476	14,932	862	32,346	2,177	701
Floating Income Fund	23,662	206,141	8,178	2,429	223,808	4,924	208
Foreign Bond Fund (Unhedged)	7,223	1,123	7,621	24	877	102	(356)
Fundamental IndexPLUSTM Fund	1,258	22,141	1,410	(540)	21,485	1,425	24
Fundamental IndexPLUSTM TR Fund	10,704	24,841	5,091	(924)	29,493	3,271	(163)
GNMA Fund	3,197	608	988	15	2,815	138	(9)
High Yield Fund	20,384	13,398	8,205	489	25,812	1,260	(85)
International StocksPLUS® TR Strategy Fund (Unhedged)	0	1,158	0	(19)	1,138	39	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,584	31,723	12,274	(48)	29,781	3,999	(392)
Long-Term U.S. Government Fund	39,326	7,430	34,897	29	10,595	1,186	(1,774)
Low Duration Fund	4,844	34,688	18,785	46	20,641	590	(155)
Real Return Asset Fund	49,421	132,239	81,231	475	99,339	4,327	(1,979)
Real Return Fund	43,544	69,184	59,831	(734)	51,460	2,972	(1,560)
RealEstateRealReturn Strategy Fund	10,989	804	9,873	(228)	2,066	803	(536)
Short-Term Fund	0	3,687	66	0	3,622	2	0
StocksPLUS® Fund	70	1,603	0	49	1,719	22	0
StocksPLUS® Total Return Fund	1,687	7,786	2,836	(222)	6,570	324	385
Total Return Fund	26,281	13,210	20,284	(38)	18,875	1,131	(576)
Total Return Mortgage Fund	10,041	270	6,462	(19)	3,782	270	(178)
CommodityRealReturn Strategy Fund®	11,984	121,738	14,343	(3,343)	115,847	2,807	(356)

Totals	$326,413	$815,111	$329,666	$984	$807,029	$35,594	$(5,700)

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$815,111	$329,666

7.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to the tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code, is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

12	PIMCO Variable Insurance Trust

December 31, 2006

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the PIMCO Cayman Commodity Fund I Ltd (the “Subsidiary”), the CRRS Fund’s wholly-owned subsidiary which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 7,074	$ 0	$ (728)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 0	$ (4,479)	$ 0

(1) Adjusted for open wash sale loss deferrals.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 809,218	$ 7,202	$ (7,929)	$ (727)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 32,908	$ 1,467	$ 0
12/31/2005	11,761	600	0

(4) Includes short-term capital gains, if any, distributed.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6	$73	0	$0
Administrative Class	5,177	60,956	14,121	166,191
Advisor Class	41,500	485,456	632	7,545
Class M	1,306	15,354	4,617	54,317

Issued as reinvestment of distributions
Institutional Class	0	3	0	0
Administrative Class	1,218	14,172	828	9,815
Advisor Class	1,455	17,022	15	182
Class M	273	3,180	200	2,364

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	1,218	(72,158)	828	(29,204)
Advisor Class	(676)	(7,990)	(17)	(208)
Class M	(2,587)	(30,245)	(689)	(8,152)
Net increase resulting from Portfolio share transactions	41,491	$485,823	17,254	$202,850

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	87	*
Advisor Class	2	97
Class M	3	94

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

All Asset Portfolio	0.21%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

16	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	17

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	19

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

20	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, California state-specific risk, New York state-specific risk, and tax risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund could not close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2006

                  PIMCO All            Lehman Brothers            Consumer
               Asset Portfolio       U.S. TIPS: 1-10 Year       Price Index +
             Institutional Class            Index              500 Basis Points
             -------------------     --------------------      ----------------
01/31/2006        $10,000                  $10,000                $10,000
02/28/2006         10,025                    9,971                 10,062
03/31/2006          9,870                    9,870                 10,159
04/30/2006          9,887                    9,920                 10,288
05/31/2006          9,802                    9,953                 10,382
06/30/2006          9,797                    9,983                 10,446
07/31/2006          9,994                   10,103                 10,520
08/31/2006         10,199                   10,214                 10,585
09/30/2006         10,176                   10,239                 10,577
10/31/2006         10,297                   10,214                 10,564
11/30/2006         10,513                   10,309                 10,592
12/31/2006         10,373                   10,148                 10,652

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

PIMCO Funds Allocation‡

Floating Income Fund	27.7%
CommodityRealReturn Strategy Fund®	14.3%
Real Return Asset Fund	12.3%
Developing Local Markets Fund	11.5%
Real Return Fund	6.4%
Other	27.8%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		Portfolio Inception (01/31/06)*
	PIMCO All Asset Portfolio Institutional Class	3.73%
....	Lehman Brothers U.S. TIPS: 1-10 Year Index±	1.48%
-.-	Consumer Price Index + 500 Basis Points±±	6.52%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,058.80	$1,023.04
Expenses Paid During Period†	$2.23	$2.19

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses are currently capped at 0.64%. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.025% to 0.175%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $2.34 for Institutional Class Shares based upon the Portfolio’s actual performance and $2.29 based upon a hypothetical 5% return. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

»

An allocation to Treasury Inflation-Protected Securities (“TIPS”) versus nominal bonds detracted from performance as real yields rose over the period. However, exposure to TIPS benefited performance due to coupon return and positive inflation accruals.

»	An increase in exposure to commodities detracted from performance because commodity performance was negative.

»	Low Real Estate Investment Trust (“REIT”) exposure detracted from relative performance as the Dow Jones Wilshire REIT Index rose 36.13% during the period.

»	Significant exposure to shorter duration instruments benefited performance, particularly with exposure to the Floating Income Fund and the Developing Local Markets Fund.

»	Exposure to emerging market (“EM”) bonds benefited performance as EM bonds posted solid returns during the period.

»	Low exposure to U.S. equities detracted from relative performance as the S&P 500 rose 15.79% during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for Period Ended:	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of period	$11.93
Net investment income (a)	1.17
Net realized/unrealized (loss) on investments (a)	(0.74)
Total income from investment operations	0.43
Dividends from net investment income	(0.65)
Distributions from net realized capital gains	(0.03)
Total distributions	(0.68)
Net asset value end of period	$11.68
Total return	3.73%
Net assets end of period (000s)	$74
Ratio of expenses to average net assets	0.425	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.425	%*(b)(c)
Ratio of net investment income to average net assets	10.65	%*
Portfolio turnover rate	66%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding underlying Funds' expenses in which the Portfolio invests.

(c) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments in affiliates, at value	$807,029
Repurchase agreements, at value	1,462
Receivable for Portfolio shares sold	1,061
Interest and dividends receivable from affiliates	2,182
811,734

Liabilities:
Payable for investments in affiliates purchased	$3,622
Payable for Portfolio shares redeemed	61
Accrued investment advisory fee	125
Accrued administration fee	179
Accrued distribution fee	120
Accrued servicing fee	31
Recoupment payable to Manager	20
4,158

Net Assets	$807,576

Net Assets Consist of:
Paid in capital	$805,709
Undistributed net investment income	7,074
Accumulated undistributed net realized (loss)	(6,191)
Net unrealized appreciation	984
$807,576

Net Assets:
Institutional Class	$74
Administrative Class	251,076
Advisor Class	501,498
Class M	54,928

Shares Issued and Outstanding:
Institutional Class	6
Administrative Class	21,498
Advisor Class	42,910
Class M	4,701

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.68
Administrative Class	11.67
Advisor Class	11.68
Class M	11.68

Cost of Investments in Affiliates Owned	$806,045
Cost of Repurchase Agreements Owned	$1,462

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$89
Dividends from affiliate investments	35,594
Total Income	35,683

Expenses:
Investment advisory fees	939
Administration fees	1,234
Servicing fees – Administrative Class	375
Distribution and/or servicing fees – Advisor Class	449
Distribution and/or servicing fees – Class M	287
Interest expense	1
Miscellaneous expense	26
Total Expenses	3,311

Net Investment Income	32,372

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on affiliate investments	(7,977)
Net capital gain distributions received from Underlying Funds	2,277
Net change in unrealized appreciation on affiliate investments	3,148
Net (Loss)	(2,552)

Net Increase in Net Assets Resulting from Operations	$29,820

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$32,372	$16,918
Net realized gain (loss) on affiliate investments	(7,977)	1,306
Net capital gain distributions received from Underlying Funds	2,277	712
Net change in unrealized appreciation (depreciation) on affiliate investments	3,148	(3,656)
Net increase resulting from operations	29,820	15,280

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(13,550)	(9,080)
Advisor Class	(15,816)	(160)
Class M	(3,041)	(2,166)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(622)	(735)
Advisor Class	(1,205)	(22)
Class M	(139)	(198)

Total Distributions	(34,375)	(12,361)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	73	0
Administrative Class	60,956	166,191
Advisor Class	485,456	7,545
Class M	15,354	54,317
Issued as reinvestment of distributions
Institutional Class	3	0
Administrative Class	14,172	9,815
Advisor Class	17,022	182
Class M	3,180	2,364
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(72,158)	(29,204)
Advisor Class	(7,990)	(208)
Class M	(30,245)	(8,152)
Net increase resulting from Portfolio share transactions	485,823	202,850

Total Increase in Net Assets	481,268	205,769

Net Assets:
Beginning of period	326,308	120,539
End of period*	$807,576	$326,308

*Including undistributed net investment income of:	$7,074	$7,118

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio (a)	December 31, 2006

	SHARES	VALUE (000S)
PIMCO FUNDS (b) 99.9%
CommodityRealReturn Strategy Fund®	8,298,506	$115,847
Convertible Fund	101,957	1,351
Developing Local Markets Fund	8,646,894	92,781
Diversified Income Fund	974,420	10,826
Emerging Markets Bond Fund	2,927,236	32,346
Floating Income Fund	21,173,900	223,808
Foreign Bond Fund (Unhedged)	86,148	877
Fundamental IndexPLUSTM Fund	2,004,186	21,485
Fundamental IndexPLUSTM TR Fund	2,885,815	29,493
GNMA Fund	255,236	2,815
High Yield Fund	2,609,890	25,812
International StocksPLUS® TR Strategy Fund (Unhedged)	115,802	1,138

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,511,043	$29,781
Long-Term U.S. Government Fund	998,587	10,595
Low Duration Fund	2,082,824	20,641
Real Return Asset Fund	8,998,085	99,339
Real Return Fund	4,831,880	51,460
RealEstateRealReturn Strategy Fund	279,235	2,066
Short-Term Fund	363,607	3,622
StocksPLUS® Fund	154,485	1,719
StocksPLUS® Total Return Fund	558,192	6,570
Total Return Fund	1,818,410	18,875
Total Return Mortgage Fund	355,466	3,782

Total PIMCO Funds (Cost $806,045)		807,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,462	$1,462

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.875% due 05/15/2007 valued at $1,491. Repurchase proceeds are $1,463.)

Total Short-Term Instruments (Cost $1,462)		1,462

Total Investments 100.1% (Cost $807,507)		$808,491

Other Assets and Liabilities (Net) (0.1%)		(915)

Net Assets 100.0%		$807,576

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2006	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertain to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Investments in funds within the PIMCO Funds are valued at their net asset value as reported by the underlying investment funds (the “Underlying Funds”).

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.025% to 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including

10	PIMCO Variable Insurance Trust

December 31, 2006

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Services Plans”) for the Class M shares of the Portfolio. The Services Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.425%
Administrative Class	0.575%
Advisor Class	0.675%
Class M	0.875%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver occurred. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During period ended December 31, 2006, the Administrator recouped $24,179.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

The All Asset Portfolio invest substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the year ended December 31, 2006 (amounts in thousands):

Underlying Funds	Market Value 12/31/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2006	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,193	$51	$0	$142	$1,351	$50	$0
Developing Local Markets Fund	23,695	88,883	22,359	2,642	92,781	3,675	994
Diversified Income Fund	0	10,929	0	(103)	10,826	100	107
Emerging Markets Bond Fund	26,326	21,476	14,932	862	32,346	2,177	701
Floating Income Fund	23,662	206,141	8,178	2,429	223,808	4,924	208
Foreign Bond Fund (Unhedged)	7,223	1,123	7,621	24	877	102	(356)
Fundamental IndexPLUSTM Fund	1,258	22,141	1,410	(540)	21,485	1,425	24
Fundamental IndexPLUSTM TR Fund	10,704	24,841	5,091	(924)	29,493	3,271	(163)
GNMA Fund	3,197	608	988	15	2,815	138	(9)
High Yield Fund	20,384	13,398	8,205	489	25,812	1,260	(85)
International StocksPLUS® TR Strategy Fund (Unhedged)	0	1,158	0	(19)	1,138	39	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,584	31,723	12,274	(48)	29,781	3,999	(392)
Long-Term U.S. Government Fund	39,326	7,430	34,897	29	10,595	1,186	(1,774)
Low Duration Fund	4,844	34,688	18,785	46	20,641	590	(155)
Real Return Asset Fund	49,421	132,239	81,231	475	99,339	4,327	(1,979)
Real Return Fund	43,544	69,184	59,831	(734)	51,460	2,972	(1,560)
RealEstateRealReturn Strategy Fund	10,989	804	9,873	(228)	2,066	803	(536)
Short-Term Fund	0	3,687	66	0	3,622	2	0
StocksPLUS® Fund	70	1,603	0	49	1,719	22	0
StocksPLUS® Total Return Fund	1,687	7,786	2,836	(222)	6,570	324	385
Total Return Fund	26,281	13,210	20,284	(38)	18,875	1,131	(576)
Total Return Mortgage Fund	10,041	270	6,462	(19)	3,782	270	(178)
CommodityRealReturn Strategy Fund®	11,984	121,738	14,343	(3,343)	115,847	2,807	(356)

Totals	$326,413	$815,111	$329,666	$984	$807,029	$35,594	$(5,700)

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$815,111	$329,666

7.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to the tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code, is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

12	PIMCO Variable Insurance Trust

December 31, 2006

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the PIMCO Cayman Commodity Fund I Ltd (the “Subsidiary”), the CRRS Fund’s wholly-owned subsidiary which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 7,074	$ 0	$ (728)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 0	$ (4,479)	$ 0

(1) Adjusted for open wash sale loss deferrals.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 809,218	$ 7,202	$ (7,929)	$ (727)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 32,908	$ 1,467	$ 0
12/31/2005	11,761	600	0

(4) Includes short-term capital gains, if any, distributed.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6	$73	0	$0
Administrative Class	5,177	60,956	14,121	166,191
Advisor Class	41,500	485,456	632	7,545
Class M	1,306	15,354	4,617	54,317

Issued as reinvestment of distributions
Institutional Class	0	3	0	0
Administrative Class	1,218	14,172	828	9,815
Advisor Class	1,455	17,022	15	182
Class M	273	3,180	200	2,364

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	1,218	(72,158)	828	(29,204)
Advisor Class	(676)	(7,990)	(17)	(208)
Class M	(2,587)	(30,245)	(689)	(8,152)
Net increase resulting from Portfolio share transactions	41,491	$485,823	17,254	$202,850

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	87	*
Advisor Class	2	97
Class M	3	94

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

All Asset Portfolio	0.21%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

16	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	17

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	19

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

20	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, California state-specific risk, New York state-specific risk, and tax risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund could not close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2006

               PIMCO All
             Asset Portfolio     Lehman Brothers U.S.   Consumer Price Index
              Advisor Class     TIPS: 1-10 Year Index    + 500 Basis Points
              -------------     ----------------------  --------------------
04/30/2004      $10,000                $10,000               $10,000
05/31/2004       10,274                 10,124                10,100
06/30/2004       10,332                 10,116                10,174
07/31/2004       10,351                 10,242                10,201
08/31/2004       10,653                 10,427                10,249
09/30/2004       10,821                 10,437                10,313
10/31/2004       11,010                 10,564                10,410
11/30/2004       11,152                 10,527                10,459
12/31/2004       11,318                 10,617                10,464
01/31/2005       11,250                 10,590                10,530
02/28/2005       11,377                 10,552                10,634
03/31/2005       11,275                 10,532                10,762
04/30/2005       11,412                 10,707                10,879
05/31/2005       11,558                 10,753                10,913
06/30/2005       11,699                 10,780                10,964
07/31/2005       11,738                 10,623                11,061
08/31/2005       11,974                 10,828                11,163
09/30/2005       11,945                 10,838                11,346
10/31/2005       11,707                 10,742                11,416
11/30/2005       11,796                 10,752                11,372
12/31/2005       12,001                 10,816                11,374
01/31/2006       12,123                 10,825                11,508
02/28/2006       12,153                 10,793                11,579
03/31/2006       11,958                 10,684                11,691
04/30/2006       11,978                 10,738                11,839
05/31/2006       11,876                 10,774                11,948
06/30/2006       11,862                 10,806                12,021
07/31/2006       12,100                 10,936                12,107
08/31/2006       12,349                 11,056                12,181
09/30/2006       12,319                 11,083                12,172
10/31/2006       12,455                 11,056                12,157
11/30/2006       12,716                 11,158                12,189
12/31/2006       12,548                 10,985                12,258

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

PIMCO Funds Allocation‡

Floating Income Fund	27.7%
CommodityRealReturn Strategy Fund®	14.3%
Real Return Asset Fund	12.3%
Developing Local Markets Fund	11.5%
Real Return Fund	6.4%
Other	27.8%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (04/30/04)
	PIMCO All Asset Portfolio Advisor Class	4.56%	8.87%
....	Lehman Brothers U.S. TIPS: 1-10 Year Index±	1.56%	3.58%
-.-.	Consumer Price Index + 500 Basis Points±±	7.78%	7.93%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,057.90	$1,021.73
Expenses Paid During Period†	$3.58	$3.52

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses are currently capped at 0.64%. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.025% to 0.175%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $3.63 for Advisor Class Shares based upon the Portfolio’s actual performance and $3.57 based upon a hypothetical 5% return. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

»

An allocation to Treasury Inflation-Protected Securities (“TIPS”) versus nominal bonds detracted from performance as real yields rose over the period. However, exposure to TIPS benefited performance due to coupon return and positive inflation accruals.

»	An increase in exposure to commodities detracted from performance because commodity performance was negative.

»	Low Real Estate Investment Trust (“REIT”) exposure detracted from relative performance as the Dow Jones Wilshire REIT Index rose 36.13% during the period.

»	Significant exposure to shorter duration instruments benefited performance, particularly with exposure to the Floating Income Fund and the Developing Local Markets Fund.

»	Exposure to emerging market (“EM”) bonds benefited performance as EM bonds posted solid returns during the period.

»	Low exposure to U.S. equities detracted from relative performance as the S&P 500 rose 15.79% during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006		12/31/2005		04/30/2004-12/31/2004

Advisor Class
Net asset value beginning of year or period	$11.82		$11.64		$10.59
Net investment income (a)	1.05		1.63		0.52
Net realized/unrealized gain (loss) on investments (a)	(0.53)		(0.93)		0.87
Total income from investment operations	0.52		0.70		1.39
Dividends from net investment income	(0.63)		(0.48)		(0.33)
Distributions from net realized capital gains	(0.03)		(0.04)		(0.01)
Total distributions	(0.66)		(0.52)		(0.34)
Net asset value end of year or period	$11.68		$11.82		$11.64
Total return	4.56%		6.03%		13.18%
Net assets end of year or period (000s)	$501,498		$7,461		$11
Ratio of expenses to average net assets	0.685	%(b)(d)	0.70	%(b)	0.67	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.685	%(b)(d)	0.70	%(b)	0.67	%*(b)(c)
Ratio of net investment income to average net assets	8.84%		13.67%		6.96	%*
Portfolio turnover rate	66%		75%		93%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

(d) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments in affiliates, at value	$807,029
Repurchase agreements, at value	1,462
Receivable for Portfolio shares sold	1,061
Interest and dividends receivable from affiliates	2,182
811,734

Liabilities:
Payable for investments in affiliates purchased	$3,622
Payable for Portfolio shares redeemed	61
Accrued investment advisory fee	125
Accrued administration fee	179
Accrued distribution fee	120
Accrued servicing fee	31
Recoupment payable to Manager	20
4,158

Net Assets	$807,576

Net Assets Consist of:
Paid in capital	$805,709
Undistributed net investment income	7,074
Accumulated undistributed net realized (loss)	(6,191)
Net unrealized appreciation	984
$807,576

Net Assets:
Institutional Class	$74
Administrative Class	251,076
Advisor Class	501,498
Class M	54,928

Shares Issued and Outstanding:
Institutional Class	6
Administrative Class	21,498
Advisor Class	42,910
Class M	4,701

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.68
Administrative Class	11.67
Advisor Class	11.68
Class M	11.68

Cost of Investments in Affiliates Owned	$806,045
Cost of Repurchase Agreements Owned	$1,462

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$89
Dividends from affiliate investments	35,594
Total Income	35,683

Expenses:
Investment advisory fees	939
Administration fees	1,234
Servicing fees – Administrative Class	375
Distribution and/or servicing fees – Advisor Class	449
Distribution and/or servicing fees – Class M	287
Interest expense	1
Miscellaneous expense	26
Total Expenses	3,311

Net Investment Income	32,372

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on affiliate investments	(7,977)
Net capital gain distributions received from Underlying Funds	2,277
Net change in unrealized appreciation on affiliate investments	3,148
Net (Loss)	(2,552)

Net Increase in Net Assets Resulting from Operations	$29,820

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$32,372	$16,918
Net realized gain (loss) on affiliate investments	(7,977)	1,306
Net capital gain distributions received from Underlying Funds	2,277	712
Net change in unrealized appreciation (depreciation) on affiliate investments	3,148	(3,656)
Net increase resulting from operations	29,820	15,280

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(13,550)	(9,080)
Advisor Class	(15,816)	(160)
Class M	(3,041)	(2,166)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(622)	(735)
Advisor Class	(1,205)	(22)
Class M	(139)	(198)

Total Distributions	(34,375)	(12,361)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	73	0
Administrative Class	60,956	166,191
Advisor Class	485,456	7,545
Class M	15,354	54,317
Issued as reinvestment of distributions
Institutional Class	3	0
Administrative Class	14,172	9,815
Advisor Class	17,022	182
Class M	3,180	2,364
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(72,158)	(29,204)
Advisor Class	(7,990)	(208)
Class M	(30,245)	(8,152)
Net increase resulting from Portfolio share transactions	485,823	202,850

Total Increase in Net Assets	481,268	205,769

Net Assets:
Beginning of period	326,308	120,539
End of period*	$807,576	$326,308

*Including undistributed net investment income of:	$7,074	$7,118

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio (a)	December 31, 2006

	SHARES	VALUE (000S)
PIMCO FUNDS (b) 99.9%
CommodityRealReturn Strategy Fund®	8,298,506	$115,847
Convertible Fund	101,957	1,351
Developing Local Markets Fund	8,646,894	92,781
Diversified Income Fund	974,420	10,826
Emerging Markets Bond Fund	2,927,236	32,346
Floating Income Fund	21,173,900	223,808
Foreign Bond Fund (Unhedged)	86,148	877
Fundamental IndexPLUSTM Fund	2,004,186	21,485
Fundamental IndexPLUSTM TR Fund	2,885,815	29,493
GNMA Fund	255,236	2,815
High Yield Fund	2,609,890	25,812
International StocksPLUS® TR Strategy Fund (Unhedged)	115,802	1,138

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,511,043	$29,781
Long-Term U.S. Government Fund	998,587	10,595
Low Duration Fund	2,082,824	20,641
Real Return Asset Fund	8,998,085	99,339
Real Return Fund	4,831,880	51,460
RealEstateRealReturn Strategy Fund	279,235	2,066
Short-Term Fund	363,607	3,622
StocksPLUS® Fund	154,485	1,719
StocksPLUS® Total Return Fund	558,192	6,570
Total Return Fund	1,818,410	18,875
Total Return Mortgage Fund	355,466	3,782

Total PIMCO Funds (Cost $806,045)		807,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,462	$1,462

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.875% due 05/15/2007 valued at $1,491. Repurchase proceeds are $1,463.)

Total Short-Term Instruments (Cost $1,462)		1,462

Total Investments 100.1% (Cost $807,507)		$808,491

Other Assets and Liabilities (Net) (0.1%)		(915)

Net Assets 100.0%		$807,576

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2006	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertain to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Investments in funds within the PIMCO Funds are valued at their net asset value as reported by the underlying investment funds (the “Underlying Funds”).

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.025% to 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including

10	PIMCO Variable Insurance Trust

December 31, 2006

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Services Plans”) for the Class M shares of the Portfolio. The Services Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.425%
Administrative Class	0.575%
Advisor Class	0.675%
Class M	0.875%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver occurred. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During period ended December 31, 2006, the Administrator recouped $24,179.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

The All Asset Portfolio invest substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the year ended December 31, 2006 (amounts in thousands):

Underlying Funds	Market Value 12/31/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2006	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,193	$51	$0	$142	$1,351	$50	$0
Developing Local Markets Fund	23,695	88,883	22,359	2,642	92,781	3,675	994
Diversified Income Fund	0	10,929	0	(103)	10,826	100	107
Emerging Markets Bond Fund	26,326	21,476	14,932	862	32,346	2,177	701
Floating Income Fund	23,662	206,141	8,178	2,429	223,808	4,924	208
Foreign Bond Fund (Unhedged)	7,223	1,123	7,621	24	877	102	(356)
Fundamental IndexPLUSTM Fund	1,258	22,141	1,410	(540)	21,485	1,425	24
Fundamental IndexPLUSTM TR Fund	10,704	24,841	5,091	(924)	29,493	3,271	(163)
GNMA Fund	3,197	608	988	15	2,815	138	(9)
High Yield Fund	20,384	13,398	8,205	489	25,812	1,260	(85)
International StocksPLUS® TR Strategy Fund (Unhedged)	0	1,158	0	(19)	1,138	39	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,584	31,723	12,274	(48)	29,781	3,999	(392)
Long-Term U.S. Government Fund	39,326	7,430	34,897	29	10,595	1,186	(1,774)
Low Duration Fund	4,844	34,688	18,785	46	20,641	590	(155)
Real Return Asset Fund	49,421	132,239	81,231	475	99,339	4,327	(1,979)
Real Return Fund	43,544	69,184	59,831	(734)	51,460	2,972	(1,560)
RealEstateRealReturn Strategy Fund	10,989	804	9,873	(228)	2,066	803	(536)
Short-Term Fund	0	3,687	66	0	3,622	2	0
StocksPLUS® Fund	70	1,603	0	49	1,719	22	0
StocksPLUS® Total Return Fund	1,687	7,786	2,836	(222)	6,570	324	385
Total Return Fund	26,281	13,210	20,284	(38)	18,875	1,131	(576)
Total Return Mortgage Fund	10,041	270	6,462	(19)	3,782	270	(178)
CommodityRealReturn Strategy Fund®	11,984	121,738	14,343	(3,343)	115,847	2,807	(356)

Totals	$326,413	$815,111	$329,666	$984	$807,029	$35,594	$(5,700)

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$815,111	$329,666

7.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to the tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code, is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

12	PIMCO Variable Insurance Trust

December 31, 2006

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the PIMCO Cayman Commodity Fund I Ltd (the “Subsidiary”), the CRRS Fund’s wholly-owned subsidiary which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 7,074	$ 0	$ (728)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 0	$ (4,479)	$ 0

(1) Adjusted for open wash sale loss deferrals.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 809,218	$ 7,202	$ (7,929)	$ (727)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 32,908	$ 1,467	$ 0
12/31/2005	11,761	600	0

(4) Includes short-term capital gains, if any, distributed.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6	$73	0	$0
Administrative Class	5,177	60,956	14,121	166,191
Advisor Class	41,500	485,456	632	7,545
Class M	1,306	15,354	4,617	54,317

Issued as reinvestment of distributions
Institutional Class	0	3	0	0
Administrative Class	1,218	14,172	828	9,815
Advisor Class	1,455	17,022	15	182
Class M	273	3,180	200	2,364

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	1,218	(72,158)	828	(29,204)
Advisor Class	(676)	(7,990)	(17)	(208)
Class M	(2,587)	(30,245)	(689)	(8,152)
Net increase resulting from Portfolio share transactions	41,491	$485,823	17,254	$202,850

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	87	*
Advisor Class	2	97
Class M	3	94

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

All Asset Portfolio	0.21%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

16	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	17

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	19

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

20	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | M

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

All Asset Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, California state-specific risk, New York state-specific risk, and tax risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying Fund could not close out a position when it would be most advantageous to do so. An Underlying Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2006

               PIMCO All Asset     Lehman Brothers U.S.   Consumer Price Index
              Portfolio Class M   TIPS: 1-10 Year Index    + 500 Basis Points
              -----------------   ---------------------   --------------------
04/30/2004      $10,000.00            $10,000                   $10,000
05/31/2004       10,254.96             10,124                    10,100
06/30/2004       10,316.01             10,116                    10,174
07/31/2004       10,334.92             10,242                    10,201
08/31/2004       10,628.05             10,427                    10,249
09/30/2004       10,797.91             10,437                    10,313
10/31/2004       10,987.51             10,564                    10,410
11/30/2004       11,129.71             10,527                    10,459
12/31/2004       11,285.28             10,617                    10,464
01/31/2005       11,217.18             10,590                    10,530
02/28/2005       11,343.66             10,552                    10,634
03/31/2005       11,240.62             10,532                    10,762
04/30/2005       11,377.46             10,707                    10,879
05/31/2005       11,524.08             10,753                    10,913
06/30/2005       11,661.26             10,780                    10,964
07/31/2005       11,700.65             10,623                    11,061
08/31/2005       11,937.03             10,828                    11,163
09/30/2005       11,909.62             10,838                    11,346
10/31/2005       11,661.51             10,742                    11,416
11/30/2005       11,750.83             10,752                    11,372
12/31/2005       11,955.66             10,816                    11,374
01/31/2006       12,067.11             10,825                    11,508
02/28/2006       12,097.50             10,793                    11,579
03/31/2006       11,906.59             10,684                    11,691
04/30/2006       11,927.05             10,738                    11,839
05/31/2006       11,814.53             10,774                    11,948
06/30/2006       11,804.94             10,806                    12,021
07/31/2006       12,031.95             10,936                    12,107
08/31/2006       12,279.61             11,056                    12,181
09/30/2006       12,248.18             11,083                    12,172
10/31/2006       12,383.46             11,056                    12,157
11/30/2006       12,643.61             11,158                    12,189
12/31/2006       12,477.10             10,985                    12,258

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

PIMCO Funds Allocation‡

Floating Income Fund	27.7%
CommodityRealReturn Strategy Fund®	14.3%
Real Return Asset Fund	12.3%
Developing Local Markets Fund	11.5%
Real Return Fund	6.4%
Other	27.8%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (04/30/04)
	PIMCO All Asset Portfolio Class M	4.36%	8.64%
....	Lehman Brothers U.S. TIPS: 1-10 Year Index±	1.56%	3.58%
-.-	Consumer Price Index + 500 Basis Points±±	7.78%	7.93%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS: 1-10 Year Index is an unmanaged index market comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in the index.

±± Consumer Price Index + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,056.95	$1,020.72
Expenses Paid During Period†	$4.61	$4.53

† Expenses are equal to the Portfolio’s Class M annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses are currently capped at 0.64%. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.025% to 0.175%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $4.67 for Class M Shares based upon the Portfolio’s actual performance and $4.58 based upon a hypothetical 5% return. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

»

An allocation to Treasury Inflation-Protected Securities (“TIPS”) versus nominal bonds detracted from performance as real yields rose over the period. However, exposure to TIPS benefited performance due to coupon return and positive inflation accruals.

»	An increase in exposure to commodities detracted from performance because commodity performance was negative.

»	Low Real Estate Investment Trust (“REIT”) exposure detracted from relative performance as the Dow Jones Wilshire REIT Index rose 36.13% during the period.

»	Significant exposure to shorter duration instruments benefited performance, particularly with exposure to the Floating Income Fund and the Developing Local Markets Fund.

»	Exposure to emerging market (“EM”) bonds benefited performance as EM bonds posted solid returns during the period.

»	Low exposure to U.S. equities detracted from relative performance as the S&P 500 rose 15.79% during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights  All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006		12/31/2005		04/30/2004-12/31/2004

Class M
Net asset value beginning of year or period	$11.80		$11.60		$10.59
Net investment income (a)	0.57		0.85		0.96
Net realized/unrealized gain (loss) on investments (a)	(0.07)		(0.16)		0.39
Total income from investment operations	0.50		0.69		1.35
Dividends from net investment income	(0.59)		(0.45)		(0.33)
Distributions from net realized capital gains	(0.03)		(0.04)		(0.01)
Total distributions	(0.62)		(0.49)		(0.34)
Net asset value end of year or period	$11.68		$11.80		$11.60
Total return	4.36%		5.94%		12.85%
Net assets end of year or period (000s)	$54,928		$67,365		$18,345
Ratio of expenses to average net assets	0.885	%(b)(d)	0.89	%(b)(c)	0.87	%*(b)(c)
Ratio of expenses to average net assets excluding interest expense	0.885	%(b)(d)	0.89	%(b)(c)	0.87	%*(b)(c)
Ratio of net investment income to average net assets	4.84%		7.16%		12.66	%*
Portfolio turnover rate	66%		75%		93%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.

(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.

(d) Effective October 1, 2006, the advisory fee was reduced to 0.175%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments in affiliates, at value	$807,029
Repurchase agreements, at value	1,462
Receivable for Portfolio shares sold	1,061
Interest and dividends receivable from affiliates	2,182
811,734

Liabilities:
Payable for investments in affiliates purchased	$3,622
Payable for Portfolio shares redeemed	61
Accrued investment advisory fee	125
Accrued administration fee	179
Accrued distribution fee	120
Accrued servicing fee	31
Recoupment payable to Manager	20
4,158

Net Assets	$807,576

Net Assets Consist of:
Paid in capital	$805,709
Undistributed net investment income	7,074
Accumulated undistributed net realized (loss)	(6,191)
Net unrealized appreciation	984
$807,576

Net Assets:
Institutional Class	$74
Administrative Class	251,076
Advisor Class	501,498
Class M	54,928

Shares Issued and Outstanding:
Institutional Class	6
Administrative Class	21,498
Advisor Class	42,910
Class M	4,701

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.68
Administrative Class	11.67
Advisor Class	11.68
Class M	11.68

Cost of Investments in Affiliates Owned	$806,045
Cost of Repurchase Agreements Owned	$1,462

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$89
Dividends from affiliate investments	35,594
Total Income	35,683

Expenses:
Investment advisory fees	939
Administration fees	1,234
Servicing fees – Administrative Class	375
Distribution and/or servicing fees – Advisor Class	449
Distribution and/or servicing fees – Class M	287
Interest expense	1
Miscellaneous expense	26
Total Expenses	3,311

Net Investment Income	32,372

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on affiliate investments	(7,977)
Net capital gain distributions received from Underlying Funds	2,277
Net change in unrealized appreciation on affiliate investments	3,148
Net (Loss)	(2,552)

Net Increase in Net Assets Resulting from Operations	$29,820

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$32,372	$16,918
Net realized gain (loss) on affiliate investments	(7,977)	1,306
Net capital gain distributions received from Underlying Funds	2,277	712
Net change in unrealized appreciation (depreciation) on affiliate investments	3,148	(3,656)
Net increase resulting from operations	29,820	15,280

Distributions to Shareholders:
From net investment income
Institutional Class	(2)	0
Administrative Class	(13,550)	(9,080)
Advisor Class	(15,816)	(160)
Class M	(3,041)	(2,166)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(622)	(735)
Advisor Class	(1,205)	(22)
Class M	(139)	(198)

Total Distributions	(34,375)	(12,361)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	73	0
Administrative Class	60,956	166,191
Advisor Class	485,456	7,545
Class M	15,354	54,317
Issued as reinvestment of distributions
Institutional Class	3	0
Administrative Class	14,172	9,815
Advisor Class	17,022	182
Class M	3,180	2,364
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(72,158)	(29,204)
Advisor Class	(7,990)	(208)
Class M	(30,245)	(8,152)
Net increase resulting from Portfolio share transactions	485,823	202,850

Total Increase in Net Assets	481,268	205,769

Net Assets:
Beginning of period	326,308	120,539
End of period*	$807,576	$326,308

*Including undistributed net investment income of:	$7,074	$7,118

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments All Asset Portfolio (a)	December 31, 2006

	SHARES	VALUE (000S)
PIMCO FUNDS (b) 99.9%
CommodityRealReturn Strategy Fund®	8,298,506	$115,847
Convertible Fund	101,957	1,351
Developing Local Markets Fund	8,646,894	92,781
Diversified Income Fund	974,420	10,826
Emerging Markets Bond Fund	2,927,236	32,346
Floating Income Fund	21,173,900	223,808
Foreign Bond Fund (Unhedged)	86,148	877
Fundamental IndexPLUSTM Fund	2,004,186	21,485
Fundamental IndexPLUSTM TR Fund	2,885,815	29,493
GNMA Fund	255,236	2,815
High Yield Fund	2,609,890	25,812
International StocksPLUS® TR Strategy Fund (Unhedged)	115,802	1,138

	SHARES	VALUE (000S)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,511,043	$29,781
Long-Term U.S. Government Fund	998,587	10,595
Low Duration Fund	2,082,824	20,641
Real Return Asset Fund	8,998,085	99,339
Real Return Fund	4,831,880	51,460
RealEstateRealReturn Strategy Fund	279,235	2,066
Short-Term Fund	363,607	3,622
StocksPLUS® Fund	154,485	1,719
StocksPLUS® Total Return Fund	558,192	6,570
Total Return Fund	1,818,410	18,875
Total Return Mortgage Fund	355,466	3,782

Total PIMCO Funds (Cost $806,045)		807,029

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,462	$1,462

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.875% due 05/15/2007 valued at $1,491. Repurchase proceeds are $1,463.)

Total Short-Term Instruments (Cost $1,462)		1,462

Total Investments 100.1% (Cost $807,507)		$808,491

Other Assets and Liabilities (Net) (0.1%)		(915)

Net Assets 100.0%		$807,576

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	December 31, 2006	9

Notes to Financial Statements

1.  ORGANIZATION

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertain to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Investments in funds within the PIMCO Funds are valued at their net asset value as reported by the underlying investment funds (the “Underlying Funds”).

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.025% to 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser and selects the Underlying Funds in which the Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175% based on average daily net assets of the Portfolio.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including

10	PIMCO Variable Insurance Trust

December 31, 2006

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Trust has also adopted Administrative Services Plans (“Services Plans”) for the Class M shares of the Portfolio. The Services Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Institutional Class	0.425%
Administrative Class	0.575%
Advisor Class	0.675%
Class M	0.875%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver occurred. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During period ended December 31, 2006, the Administrator recouped $24,179.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

The All Asset Portfolio invest substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company. The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the year ended December 31, 2006 (amounts in thousands):

Underlying Funds	Market Value 12/31/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2006	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$1,193	$51	$0	$142	$1,351	$50	$0
Developing Local Markets Fund	23,695	88,883	22,359	2,642	92,781	3,675	994
Diversified Income Fund	0	10,929	0	(103)	10,826	100	107
Emerging Markets Bond Fund	26,326	21,476	14,932	862	32,346	2,177	701
Floating Income Fund	23,662	206,141	8,178	2,429	223,808	4,924	208
Foreign Bond Fund (Unhedged)	7,223	1,123	7,621	24	877	102	(356)
Fundamental IndexPLUSTM Fund	1,258	22,141	1,410	(540)	21,485	1,425	24
Fundamental IndexPLUSTM TR Fund	10,704	24,841	5,091	(924)	29,493	3,271	(163)
GNMA Fund	3,197	608	988	15	2,815	138	(9)
High Yield Fund	20,384	13,398	8,205	489	25,812	1,260	(85)
International StocksPLUS® TR Strategy Fund (Unhedged)	0	1,158	0	(19)	1,138	39	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,584	31,723	12,274	(48)	29,781	3,999	(392)
Long-Term U.S. Government Fund	39,326	7,430	34,897	29	10,595	1,186	(1,774)
Low Duration Fund	4,844	34,688	18,785	46	20,641	590	(155)
Real Return Asset Fund	49,421	132,239	81,231	475	99,339	4,327	(1,979)
Real Return Fund	43,544	69,184	59,831	(734)	51,460	2,972	(1,560)
RealEstateRealReturn Strategy Fund	10,989	804	9,873	(228)	2,066	803	(536)
Short-Term Fund	0	3,687	66	0	3,622	2	0
StocksPLUS® Fund	70	1,603	0	49	1,719	22	0
StocksPLUS® Total Return Fund	1,687	7,786	2,836	(222)	6,570	324	385
Total Return Fund	26,281	13,210	20,284	(38)	18,875	1,131	(576)
Total Return Mortgage Fund	10,041	270	6,462	(19)	3,782	270	(178)
CommodityRealReturn Strategy Fund®	11,984	121,738	14,343	(3,343)	115,847	2,807	(356)

Totals	$326,413	$815,111	$329,666	$984	$807,029	$35,594	$(5,700)

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$815,111	$329,666

7.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (the “CRRS Fund”), an Underlying Fund, this Portfolio may be subject to the tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code, is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

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December 31, 2006

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the PIMCO Cayman Commodity Fund I Ltd (the “Subsidiary”), the CRRS Fund’s wholly-owned subsidiary which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 7,074	$ 0	$ (728)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral
$ 0	$ (4,479)	$ 0

(1) Adjusted for open wash sale loss deferrals.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$ 809,218	$ 7,202	$ (7,929)	$ (727)

(3) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 32,908	$ 1,467	$ 0
12/31/2005	11,761	600	0

(4) Includes short-term capital gains, if any, distributed.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6	$73	0	$0
Administrative Class	5,177	60,956	14,121	166,191
Advisor Class	41,500	485,456	632	7,545
Class M	1,306	15,354	4,617	54,317

Issued as reinvestment of distributions
Institutional Class	0	3	0	0
Administrative Class	1,218	14,172	828	9,815
Advisor Class	1,455	17,022	15	182
Class M	273	3,180	200	2,364

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	1,218	(72,158)	828	(29,204)
Advisor Class	(676)	(7,990)	(17)	(208)
Class M	(2,587)	(30,245)	(689)	(8,152)
Net increase resulting from Portfolio share transactions	41,491	$485,823	17,254	$202,850

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	87	*
Advisor Class	2	97
Class M	3	94

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

14	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class M Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class M present fairly, in all material respects, the financial position of the All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Class M in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

All Asset Portfolio	0.21%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

16	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	17

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	19

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

20	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

P I M C O

PIMCO Variable Insurance Trust

CommodityRealReturn™ Strategy Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the CommodityRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, equity risk, and tax risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO Variable Insurance Trust

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO CommodityRealReturn Strategy Portfolio

Cumulative Returns Through December 31, 2006

                             PIMCO
                      CommodityRealReturn            Dow Jones - AIG
                       Strategy Portfolio            Commodity Total
                      Administrative Class             Return Index
                      --------------------           ---------------
06/30/2004                  $10,000                       $10,000
07/31/2004                   10,160                        10,177
08/31/2004                   10,220                         9,991
09/30/2004                   10,920                        10,675
10/31/2004                   11,230                        10,856
11/30/2004                   11,050                        10,726
12/31/2004                   10,651                        10,199
01/31/2005                   10,743                        10,306
02/28/2005                   11,443                        11,034
03/31/2005                   11,855                        11,427
04/30/2005                   11,386                        10,760
05/31/2005                   11,386                        10,677
06/30/2005                   11,535                        10,856
07/31/2005                   11,709                        11,343
08/31/2005                   12,813                        12,199
09/30/2005                   13,299                        12,767
10/31/2005                   12,285                        11,965
11/30/2005                   12,244                        11,996
12/31/2005                   12,684                        12,378
01/31/2006                   12,912                        12,607
02/28/2006                   12,094                        11,818
03/31/2006                   12,016                        12,081
04/30/2006                   12,795                        12,900
05/31/2006                   12,899                        13,023
06/30/2006                   12,626                        12,821
07/31/2006                   13,141                        13,232
08/31/2006                   12,868                        12,755
09/30/2006                   12,000                        11,987
10/31/2006                   12,475                        12,556
11/30/2006                   13,268                        13,243
12/31/2006                   12,291                        12,634

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations#	50.9%
Short-Term Instruments#	32.6%
Commodity Index-Linked Notes	11.6%
Other	4.9%

‡	% of Total Investments as of 12/31/2006
#	Primarily serving as collateral for commodity-linked derivative positions

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (06/30/04)
	PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	-3.10%	8.59%
....	Dow Jones-AIG Commodity Total Return Index±	2.07%	9.80%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Dow Jones-AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$973.43	$1,020.72
Expenses Paid During Period†	$4.43	$4.53

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities declined for the year due primarily to the energy sector as abundant supplies in both natural gas and crude oil in the U.S. grew throughout the year. Industrial metals helped mitigate these losses with strong returns driven by critically low inventory levels and resilient global economic growth.

»

The Portfolio invested the collateral backing its commodity derivatives positions primarily in Treasury Inflation-Protected Securities (“TIPS”), implementing a “double real®” strategy. For the twelve-month period, this strategy detracted from performance, as TIPS underperformed the financing and transaction costs associated with gaining index exposure. This is attributable to short-term instruments such as T-Bills outperforming instruments with duration such as TIPS in a rising rate environment.

»	The Portfolio’s above benchmark duration detracted from overall performance as real yields rose on resilient U.S. economic growth during the period.

»	The Portfolio’s emphasis on U.S. nominal bonds benefited performance as nominal bonds gained overall and outperformed U.S. TIPS.

»	Exposure to short maturity U.S. nominal bonds for the period detracted from performance due to a flattening of the nominal yield curve.

»

Modest exposure to the Japanese yen detracted from performance as the U.S. dollar gained against the yen. A benign inflationary environment resulted in the Bank of Japan increasing interest rates much less than markets had anticipated during the period.

»	Holdings of mortgage-backed securities during the period benefited performance due to declining volatility and strong overseas demand.

4	PIMCO Variable Insurance Trust

Financial Highlights  CommodityRealReturn Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006	12/31/2005	06/30/2004-12/31/2004

Administrative Class
Net asset value beginning of year or period	$12.25	$10.49	$10.00
Net investment income (a)	0.42	0.35	0.07
Net realized/unrealized gain (loss) on investments (a)	(0.80)	1.64	0.58
Total income (loss) from investment operations	(0.38)	1.99	0.65
Dividends from net investment income	(0.51)	(0.22)	0.00
Distributions from net realized capital gains	(0.05)	(0.01)	(0.16)
Total distributions	(0.56)	(0.23)	(0.16)
Net asset value end of year or period	$11.31	$12.25	$10.49
Total return	(3.10)%	19.08%	6.51%
Net assets end of year or period (000s)	$180,810	$106,943	$3,358
Ratio of expenses to average net assets	0.93%	0.89%	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.93%	0.89%	0.89	%*(b)
Ratio of net investment income to average net assets	3.48%	2.92%	1.36	%*
Portfolio turnover rate	993%	1415%	700%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to expenses to average net assets would have been 1.58%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Consolidated Statement of Assets and Liabilities  CommodityRealReturn Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$388,678
Repurchase agreement, at value	18,848
Cash	2
Foreign currency, at value	132
Receivable for investments sold	4
Receivable for investments sold on a delayed-delivery basis	1,035
Receivable for Portfolio shares sold	94
Interest and dividends receivable	617
Variation margin receivable	16
Swap premiums paid	487
Unrealized appreciation on forward foreign currency contracts	3
Unrealized appreciation on swap agreements	199
Other assets	1,017
411,132

Liabilities:
Payable for investments purchased	$8,383
Payable for investments purchased on a delayed-delivery basis	213,488
Payable for short sales	1,034
Written options outstanding	217
Accrued investment advisory fee	90
Accrued administration fee	45
Accrued servicing fee	42
Variation margin payable	20
Recoupment payable to Manager	5
Swap premiums received	98
Unrealized depreciation on forward foreign currency contracts	87
Unrealized depreciation on swap agreements	729
224,238

Net Assets	$186,894

Net Assets Consist of:
Paid in capital	$196,118
Undistributed net investment income	3,869
Accumulated undistributed net realized (loss)	(7,784)
Net unrealized (depreciation)	(5,309)
$186,894

Net Assets:
Administrative Class	180,810
Advisor Class	6,084

Shares Issued and Outstanding:
Administrative Class	15,992
Advisor Class	538

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.31
Advisor Class	$11.30

Cost of Investments Owned	$394,257
Cost of Repurchase Agreements Owned	$18,848
Cost of Foreign Currency Held	$131
Proceeds Received on Short Sales	$1,018
Premiums Received on Written Options	$218

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$6,806
Miscellaneous income	1
Total Income	6,807

Expenses:
Investment advisory fees	789
Administration fees	399
Servicing fees – Administrative Class	229
Distribution and/or servicing fees – Advisor Class	5
Trustees’ fees	3
Miscellaneous expense	5
Total Expenses	1,430

Net Investment Income	5,377

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(6,501)
Net realized gain on futures contracts, options and swaps	1,255
Net realized gain on foreign currency transactions	219
Net change in unrealized (depreciation) on investments	(4,913)
Net change in unrealized appreciation on futures contracts, options and swaps	490
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(82)
Net (Loss)	(9,532)

Net (Decrease) in Net Assets Resulting from Operations	$(4,155)

*Includes foreign tax withholding of $4.

See Accompanying Notes	Annual Report	December 31, 2006	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,377	$994
Net realized gain (loss)	(5,027)	3,135
Net change in unrealized (depreciation)	(4,505)	(756)
Net increase (decrease) resulting from operations	(4,155)	3,373

Distributions to Shareholders:
From net investment income
Administrative Class	(7,218)	(1,210)
Advisor Class	(176)	0
From net realized capital gains
Administrative Class	(705)	(100)
Advisor Class	(23)	0

Total Distributions	(8,122)	(1,310)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	138,795	107,935
Advisor Class	7,074	0
Issued as reinvestment of distributions
Administrative Class	7,849	1,298
Advisor Class	199	0
Cost of shares redeemed
Administrative Class	(60,877)	(7,711)
Advisor Class	(812)	0
Net increase resulting from Portfolio share transactions	92,228	101,522

Total Increase in Net Assets	79,951	103,585

Net Assets:
Beginning of period	106,943	3,358
End of period*	$186,894	$106,943

*Including undistributed net investment income of:	$3,869	$3,779

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturn Strategy Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 2.6%
Atlantic & Western Re Ltd.
11.622% due 01/09/2009	$300	$290

Bank of America Corp.
5.523% due 02/17/2009	900	903

C10 Capital SPV Ltd.
6.722% due 12/01/2049	100	100

Caesars Entertainment, Inc.
8.875% due 09/15/2008	300	314

Ford Motor Credit Co.
6.192% due 09/28/2007	200	200

General Electric Capital Corp.
5.396% due 12/12/2008	100	100

Goldman Sachs Group, Inc.
5.406% due 12/23/2008	900	900
5.455% due 12/22/2008	1,000	1,002

Rabobank Nederland
5.394% due 01/15/2009	100	100

Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	300	301

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	200	200

Wachovia Bank N.A.
5.440% due 12/02/2010	400	401

Total Corporate Bonds & Notes (Cost $4,818)		4,811

COMMODITY INDEX-LINKED NOTES 25.3%
Bank of America N.A.
5.195% due 10/22/2007	3,000	3,518

Bear Stearns Cos., Inc.
0.000% due 10/12/2007 (h)	3,000	3,267

Caylon
0.000% due 07/16/2007	3,000	2,732

Commonwealth Bank of Australia
0.000% due 06/28/2007	2,800	2,817

Credit Suisse/New York NY
5.275% due 12/20/2007	5,000	4,693

Eksportfinans A/S
0.000% due 05/18/2007	3,500	3,354

IXIS Financial Products, Inc.
5.118% due 04/09/2007	2,000	2,057

JPMorgan Chase Bank
4.679% due 04/30/2007	1,000	1,016

LBBW
0.000% due 10/25/2007	3,000	3,431

Merrill Lynch Mortgage Investors, Inc.
4.738% due 03/19/2007	2,000	2,128

Morgan Stanley
0.000% due 05/01/2007	2,000	2,116
0.000% due 07/06/2007	10,000	9,246

Rabobank Nederland
0.000% due 06/21/2007	2,000	2,066

Svensk ExportKredit AB
0.000% due 04/18/2007	2,000	2,073

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UBS AG
5.264% due 02/20/2007	$3,000	$2,817

Total Commodity Index-Linked Notes (Cost $47,300)		47,331

U.S. GOVERNMENT AGENCIES 5.5%
Fannie Mae
4.190% due 11/01/2034	290	288
4.677% due 05/25/2035	300	296
5.500% due 09/01/2035 - 01/01/2037	7,089	7,007
5.700% due 05/25/2042	28	28
5.950% due 02/25/2044	177	177
5.958% due 03/01/2044 - 10/01/2044	900	906
6.000% due 09/01/2036 - 01/01/2037	893	900

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	157	155
4.500% due 05/15/2017	78	76
4.560% due 01/01/2034	54	53
5.610% due 08/25/2031	6	6
5.958% due 02/25/2045	408	407

Total U.S. Government Agencies (Cost $10,338)		10,299

U.S. TREASURY OBLIGATIONS 111.0%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	18,985	18,005
1.625% due 01/15/2015	528	497
1.875% due 07/15/2013	4,500	4,349
1.875% due 07/15/2015	11,814	11,325
2.000% due 01/15/2014	8,509	8,268
2.000% due 07/15/2014	7,058	6,852
2.000% due 01/15/2016	22,241	21,482
2.000% due 01/15/2026	15,640	14,714
2.375% due 04/15/2011	18,712	18,643
2.375% due 01/15/2025	15,174	15,112
2.500% due 07/15/2016	12,975	13,078
3.000% due 07/15/2012	13,901	14,310
3.375% due 01/15/2007	3,823	3,818
3.625% due 01/15/2008	6,738	6,812
3.625% due 04/15/2028	12,338	14,900
3.875% due 01/15/2009	13,036	13,398
3.875% due 04/15/2029	6,376	8,031
4.250% due 01/15/2010	12,010	12,644

U.S. Treasury Bonds
4.500% due 02/15/2036	500	476

U.S. Treasury Notes
4.500% due 02/28/2011	100	99
4.500% due 11/15/2015	600	591

Total U.S. Treasury Obligations (Cost $212,945)		207,404

MORTGAGE-BACKED SECURITIES 1.0%
Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	450	444

Countrywide Home Loan Mortgage Pass-Through Trust
3.784% due 11/19/2033	38	37

First Horizon Alternative Mortgage Securities
4.752% due 06/25/2034	56	56

Greenpoint Mortgage Funding Trust
5.430% due 01/25/2047	900	900
5.620% due 11/25/2045	51	51

Harborview Mortgage Loan Trust
5.590% due 03/19/2037	190	190

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	$100	$97

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	89	89
6.227% due 01/25/2035	67	68

Total Mortgage-Backed Securities (Cost $1,929)		1,932

ASSET-BACKED SECURITIES 1.6%
ACE Securities Corp.
5.460% due 10/25/2035	83	83

Argent Securities, Inc.
5.420% due 04/25/2036	95	95
5.430% due 03/25/2036	88	89
5.470% due 10/25/2035	6	6
5.490% due 02/25/2036	58	58

Bear Stearns Asset-Backed Securities, Inc.
5.550% due 09/25/2034	20	20

Citigroup Mortgage Loan Trust, Inc.
5.430% due 12/25/2035	118	118

Countrywide Asset-Backed Certificates
5.420% due 07/25/2036	56	56
5.420% due 09/25/2036	160	160
5.480% due 07/25/2036	53	53
5.540% due 01/25/2036	100	100

FBR Securitization Trust
5.460% due 10/25/2035	96	96
5.470% due 10/25/2035	15	15
5.530% due 09/25/2035	47	47

First Franklin Mortgage Loan Asset-Backed Certificates
5.440% due 01/25/2036	174	174

Ford Credit Auto Owner Trust
4.240% due 03/15/2008	16	16

Fremont Home Loan Trust
5.440% due 01/25/2036	44	44

GSAMP Trust
5.460% due 11/25/2035	81	81

Home Equity Asset Trust
5.430% due 05/25/2036	60	60
5.460% due 02/25/2036	35	35

HSI Asset Securitization Corp. Trust
5.430% due 12/25/2035	55	55

Indymac Residential Asset-Backed Trust
5.440% due 03/25/2036	158	159
5.450% due 03/25/2036	41	41

JPMorgan Mortgage Acquisition Corp.
5.420% due 05/25/2035	32	32

Lehman XS Trust
5.430% due 04/25/2046	295	295
5.430% due 07/25/2046	165	165

Long Beach Mortgage Loan Trust
5.430% due 02/25/2036	43	43
5.550% due 11/25/2034	15	15

Merrill Lynch Mortgage Investors, Inc.
5.430% due 01/25/2037	43	43

Nelnet Student Loan Trust
5.467% due 07/25/2016	100	100

New Century Home Equity Loan Trust
5.460% due 09/25/2035	4	4

See Accompanying Notes	Annual Report	December 31, 2006	9

Consolidated Schedule of Investments CommodityRealReturn Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nomura Asset Acceptance Corp.
5.490% due 01/25/2036	$50	$50

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	37	37

Residential Asset Securities Corp.
5.450% due 10/25/2035	40	40

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	86	86

SACO I, Inc.
5.460% due 12/25/2035	19	19

Securitized Asset-Backed Receivables LLC Trust
5.420% due 10/25/2035	32	32

Soundview Home Equity Loan Trust
5.420% due 03/25/2036	37	37

Structured Asset Investment Loan Trust
5.440% due 07/25/2035	12	12

Structured Asset Securities Corp.
5.480% due 12/25/2035	154	154

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	4	4

USAA Auto Owner Trust
5.030% due 11/17/2008	65	65

Total Asset-Backed Securities (Cost $2,892)		2,894

SHORT-TERM INSTRUMENTS 71.1%

COMMERCIAL PAPER 60.7%
Abbey National N.A. LLC
5.200% due 04/02/2007	1,600	1,578
5.245% due 01/08/2007	4,600	4,597

Bank of America Corp.
5.200% due 04/02/2007	400	395
5.210% due 03/28/2007	100	99

Bank of Ireland
5.250% due 02/16/2007	1,400	1,391
5.260% due 03/15/2007	4,100	4,055

Barclays U.S. Funding Corp.
5.250% due 01/12/2007	100	100
5.250% due 01/30/2007	3,400	3,387
5.250% due 02/20/2007	2,000	1,986
5.250% due 03/14/2007	200	198

BNP Paribas Finance
5.230% due 03/07/2007	1,200	1,188

Calyon N.A. LLC
5.240% due 02/08/2007	400	398

CBA (de) Finance
5.245% due 01/31/2007	400	398

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	900	877

Danske Corp.
5.240% due 01/30/2007	4,600	4,582
5.260% due 01/04/2007	1,100	1,100
5.290% due 01/30/2007	700	697

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Dexia Delaware LLC
5.240% due 01/18/2007	$1,800	$1,796
5.240% due 02/20/2007	400	397
5.300% due 01/02/2007	3,400	3,400

DnB NORBank ASA
5.200% due 03/26/2007	3,800	3,752
5.240% due 04/13/2007	1,800	1,773
5.280% due 02/20/2007	400	397

Federal Home Loan Bank
4.800% due 01/02/2007	7,000	7,000

Fortis Funding LLC
5.265% due 01/02/2007	4,300	4,300
5.320% due 01/03/2007	1,200	1,200

Freddie Mac
5.210% due 01/23/2007	1,500	1,496

General Electric Capital Corp.
5.230% due 03/07/2007	1,100	1,089
5.240% due 02/08/2007	200	199

HBOS Treasury Services PLC
5.225% due 03/06/2007	300	297
5.240% due 03/06/2007	500	495
5.240% due 03/07/2007	100	99
5.250% due 02/07/2007	4,400	4,378
5.250% due 03/15/2007	800	791

ING U.S. Funding LLC
5.240% due 02/08/2007	4,900	4,874
5.240% due 02/20/2007	500	497

IXIS Commercial Paper Corp.
5.245% due 02/16/2007	400	397

Nordea N.A., Inc.
5.245% due 01/08/2007	5,200	5,196

Rabobank USA Financial Corp.
5.280% due 01/02/2007	400	400

San Paolo IMI U.S. Financial Co.
5.290% due 01/02/2007	5,100	5,100

Skandinaviska Enskilda Banken AB
5.235% due 02/26/2007	300	298
5.240% due 02/21/2007	400	397

Societe Generale NY
5.200% due 04/02/2007	1,000	986
5.230% due 02/09/2007	700	696
5.230% due 03/08/2007	500	495
5.245% due 01/08/2007	1,800	1,799
5.270% due 01/02/2007	2,300	2,300

Spintab AB
5.240% due 02/23/2007	500	496
5.250% due 01/30/2007	300	299

Stadshypoket Delaware, Inc.
5.250% due 02/02/2007	400	398

Statens Bostadsfin Bank
5.250% due 02/08/2007	5,100	5,073

Svenska Handelsbanken, Inc.
5.240% due 02/21/2007	800	794
5.245% due 01/26/2007	4,600	4,585

Swedbank
5.240% due 02/12/2007	4,900	4,871
5.260% due 02/12/2007	400	398

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.360% due 04/12/2007	$900	$886

UBS Finance Delaware LLC
5.240% due 01/22/2007	400	399
5.270% due 01/05/2007	100	100

Unicredit Delaware, Inc.
5.170% due 05/24/2007	700	685

Unicredito Italiano SpA
5.250% due 01/19/2007	600	599
5.255% due 01/16/2007	4,500	4,491

Westpac Capital Corp.
5.210% due 03/29/2007	5,100	5,033
5.215% due 02/05/2007	400	398

Westpac Trust Securities NZ Ltd.
5.245% due 01/25/2007	600	598

		113,423

REPURCHASE AGREEMENTS 10.1%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	16,700	16,700
(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $17,165. Repurchase proceeds are $16,709.)

Lehman Brothers, Inc.
4.850% due 01/02/2007	1,000	1,000
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $1,025. Repurchase proceeds are $1,001.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	1,148	1,148
(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,007 and Federal Home Loan Bank 3.375% due 02/23/2007 valued at $171. Repurchase proceeds are $1,149.)

		18,848

U.S. TREASURY BILLS 0.3%
4.800% due 03/15/2007 (a)(d)	545	539

Total Short-Term Instruments (Cost $132,829)		132,810

Purchased Options (f) 0.0% (Cost $54)		45

Total Investments (c) 218.1% (Cost $413,105)		$407,526

Written Options (g) (0.1%) (Premiums $218)		(217)

Other Assets and Liabilities (Net) (118.0%)		(220,415)

Net Assets 100.0%		$186,894

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $48,403 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $539 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	8	$(1)
90-Day Eurodollar June Futures	Long	06/2007	15	(17)
90-Day Eurodollar June Futures	Short	06/2008	40	14
90-Day Eurodollar March Futures	Short	03/2008	40	17
90-Day Eurodollar September Futures	Long	09/2007	44	(27)
90-Day Eurodollar September Futures	Short	09/2008	40	9
Euro-Bund 10-Year Note March Futures	Long	03/2007	5	(18)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	35	(18)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	124	(116)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	123	201

				$44

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Morgan Stanley 6.600% due 04/01/2012	Buy	(0.068%	)	06/20/2007	$1,000	$0
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.260%		12/20/2007	2,000	0

							$0

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035	CAD	300	$(8)
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035		600	(15)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	500	9
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.040%	02/21/2011		1,700	18
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.988%	12/15/2011		900	0
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,400	11
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.028%	10/15/2011		600	0
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.973%	12/15/2011		1,200	0
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		300	2
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		200	6
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.095%	10/15/2011		1,100	15
UBS AG	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Pay	2.275%	10/15/2016		400	(1)
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		400	2
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	2,800	(23)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	16
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		100	(1)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$900	(3)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,050	24

See Accompanying Notes	Annual Report	December 31, 2006	11

Consolidated Schedule of Investments  CommodityRealReturn Strategy Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017	$300	6
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021	1,800	(74)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	1,800	(99)
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009	500	(2)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014	300	3
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2037	1,600	35
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009	17,000	52
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009	9,000	(30)

						$(57)

Total Return Swaps

Counterparty	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
AIG International Inc.	Dow Jones - AIG Commodity Index Total Return	3-Month U.S. Treasury Bill rate plus a specified spread	01/17/2007	61,987	$(227)
Morgan Stanley	Dow Jones - AIG Commodity Index Total Return	3-Month U.S. Treasury Bill rate plus a specified spread	01/17/2007	67,415	(246)

					$(473)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$124.000	02/23/2007	125	$2	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	87	2	1
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	83	1	0
Put - CME 90-Day Eurodollar September Futures	91.500	09/17/2007	50	0	0
Put - CME 90-Day Eurodollar September Futures	92.000	09/17/2007	1	0	0

				$5	$3

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	$6,000	$26	$35
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	1,000	4	6

							$30	$41

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	$81.000	02/21/2007	$20,000	$5	$0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2016	66.000	03/20/2007	20,000	5	1
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	73.000	03/12/2007	15,000	4	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 04/15/2011	82.000	02/21/2007	10,000	2	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	95.000	03/12/2007	10,000	2	0
Put - OTC Treasury Inflation Protected Securities 3.875% due 04/15/2029	64.000	03/20/2007	6,000	1	0

				$19	$1

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$115.000	02/23/2007	17	$8	$2
Call - OTC Dow Jones - AIG Commodity Index Total Return Futures	230.000	10/19/2010	1,000,000	43	45
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	17	5	9
Put - OTC Dow Jones - AIG Commodity Index Total Return Futures	150.000	10/19/2010	1,000,000	82	85

				$138	$141

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.300%	01/02/2007	$3,000	$16	$27
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.900%	01/02/2007	2,000	23	0
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	6.100%	01/02/2007	1,000	7	0
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.750%	02/01/2007	2,100	3	1
Put - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.350%	02/01/2007	2,100	3	1
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	2,000	20	32
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007	1,000	8	15

							$80	$76

(h) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Cos., Inc.	0.000%	10/12/2007	09/12/2006	$3,000	$3,267	1.75%

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Treasury Inflation Protected Securities	3.375%	01/15/2007	$1,018	$1,018	$1,034

(2) Market value includes $17 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	148	01/2007	$2	$0	$2
Buy	EUR	1,621	01/2007	0	(24)	(24)
Sell		721	01/2007	0	(5)	(5)
Buy	JPY	44,114	01/2007	0	(2)	(2)
Sell		121,988	01/2007	1	0	1
Buy		496,403	02/2007	0	(56)	(56)

				$3	$(87)	$(84)

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The CommodityRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
CAD	Canadian Dollar	GBP	Great British Pound
EUR	Euro	JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Commodities Index-Linked/Structured Notes  The Portfolio invests in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2006, the value of these securities comprised 25.3% of the Portfolio’s net assets and resulted in unrealized appreciation of $31,242.

16	PIMCO Variable Insurance Trust

December 31, 2006

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(q) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of December 31, 2006, net assets of the Portfolio were approximately $187 million, of which approximately $15 million, or roughly 8.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees   Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%
Advisor Class	0.99%

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During the period ended December 31, 2006, the Administrator recouped $4,839. As of December 31, 2006, the amount available to be reimbursed by Administrator is $4,848.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year December 31, 2006, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 16,038

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,129,513	$2,004,874	$98,673	$21,979

8.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	18	$0	$6
Sales	2,000,410	23,700	327
Closing Buys	(293)	(10,500)	(85)
Expirations	(66)	0	(27)
Exercised	(35)	0	(3)
Balance at 12/31/2006	2,000,034	$13,200	$218

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio gains exposure to the commodities markets primarily through investments in leveraged or unleveraged commodity index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code, is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Portfolio’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

18	PIMCO Variable Insurance Trust

December 31, 2006

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 3,316	$ 0	$ (5,011)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 0	$ (4,943)	$ (2,586)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 413,298	$ 1,709	$ (7,481)	$ (5,772)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 8,101	$ 21	$ 0
12/31/2005	1,310	0	0

(5) Includes short-term capital gains, if any, distributed.

As of December 31, 2006, $(844) of nondeductible losses from the Cayman Commodity Portfolio I Ltd. were reclassified from Undistributed net investment income to Paid in capital on the Consolidated Statement of Assets and Liabilities.

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	11,598	$138,795	8,973	$107,935
Advisor Class	588	7,074	0	0
Issued as reinvestment of
Administrative Class	689	7,849	106	1,298
Advisor Class	18	199	0	0
Cost of shares redeemed
Administrative Class	(5,022)	(60,877)	(672)	(7,711)
Advisor Class	(68)	(812)	0	0
Net increase resulting from Portfolio share transactions	7,803	$92,228	8,407	$101,522

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	82	*
Advisor Class	24	94

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks.

The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2006, the consolidated results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	21

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

24	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

CommodityRealReturn™ Strategy Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the CommodityRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, equity risk, and tax risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO Variable Insurance Trust

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO CommodityRealReturn Strategy Portfolio

Cumulative Returns Through December 31, 2006

                                PIMCO Commodity
                                   RealReturn           Dow Jones-AIG
                               Strategy Portfolio         Commodity
                                  Advisor Class        Total Return Index
                                ----------------        ------------------
           02/28/2006               $10,000                 $10,000
           03/31/2006                 9,929                  10,222
           04/30/2006                10,573                  10,915
           05/31/2006                10,668                  11,020
           06/30/2006                10,436                  10,849
           07/31/2006                10,862                  11,197
           08/31/2006                10,636                  10,793
           09/30/2006                 9,923                  10,144
           10/31/2006                10,316                  10,625
           11/30/2006                10,971                  11,206
           12/31/2006                10,151                  10,691

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Treasury Obligations#	50.9%
Short-Term Instruments#	32.6%
Commodity Index-Linked Notes	11.6%
Other	4.9%

‡	% of Total Investments as of 12/31/2006
#	Primarily serving as collateral for commodity-linked derivative positions

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (02/28/06)
	PIMCO CommodityRealReturn Strategy Portfolio Advisor Class	1.51%
.....	Dow Jones-AIG Commodity Total Return Index±	6.91%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Dow Jones-AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$972.67	$1,020.21
Expenses Paid During Period†	$4.92	$5.04

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

Commodities declined for the year due primarily to the energy sector as abundant supplies in both natural gas and crude oil in the U.S. grew throughout the year. Industrial metals helped mitigate these losses with strong returns driven by critically low inventory levels and resilient global economic growth.

»

The Portfolio invested the collateral backing its commodity derivatives positions primarily in Treasury Inflation-Protected Securities (“TIPS”), implementing a “double real®” strategy. For the twelve-month period, this strategy detracted from performance, as TIPS underperformed the financing and transaction costs associated with gaining index exposure. This is attributable to short-term instruments such as T-Bills outperforming instruments with duration such as TIPS in a rising rate environment.

»	The Portfolio’s above benchmark duration detracted from overall performance as real yields rose on resilient U.S. economic growth during the period.

»	The Portfolio’s emphasis on U.S. nominal bonds benefited performance as nominal bonds gained overall and outperformed U.S. TIPS.

»	Exposure to short maturity U.S. nominal bonds for the period detracted from performance due to a flattening of the nominal yield curve.

»

Modest exposure to the Japanese yen detracted from performance as the U.S. dollar gained against the yen. A benign inflationary environment resulted in the Bank of Japan increasing interest rates much less than markets had anticipated during the period.

»	Holdings of mortgage-backed securities during the period benefited performance due to declining volatility and strong overseas demand.

4	PIMCO Variable Insurance Trust

Financial Highlights CommodityRealReturn Strategy Portfolio

Selected Per Share Data for the Period Ended:	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$11.68
Net investment income (a)	0.34
Net realized/unrealized (loss) on investments (a)	(0.16)
Total income from investment operations	0.18
Dividends from net investment income	(0.51)
Distributions from net realized capital gains	(0.05)
Total distributions	(0.56)
Net asset value end of period	$11.30
Total return	1.51%
Net assets end of period (000s)	$6,084
Ratio of expenses to average net assets	1.03%*
Ratio of expenses to average net assets excluding interest expense	1.03%*
Ratio of net investment income to average net assets	3.50%*
Portfolio turnover rate	993%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Consolidated Statement of Assets and Liabilities  CommodityRealReturn Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$388,678
Repurchase agreement, at value	18,848
Cash	2
Foreign currency, at value	132
Receivable for investments sold	4
Receivable for investments sold on a delayed-delivery basis	1,035
Receivable for Portfolio shares sold	94
Interest and dividends receivable	617
Variation margin receivable	16
Swap premiums paid	487
Unrealized appreciation on forward foreign currency contracts	3
Unrealized appreciation on swap agreements	199
Other assets	1,017
411,132

Liabilities:
Payable for investments purchased	$8,383
Payable for investments purchased on a delayed-delivery basis	213,488
Payable for short sales	1,034
Written options outstanding	217
Accrued investment advisory fee	90
Accrued administration fee	45
Accrued servicing fee	42
Variation margin payable	20
Recoupment payable to Manager	5
Swap premiums received	98
Unrealized depreciation on forward foreign currency contracts	87
Unrealized depreciation on swap agreements	729
224,238

Net Assets	$186,894

Net Assets Consist of:
Paid in capital	$196,118
Undistributed net investment income	3,869
Accumulated undistributed net realized (loss)	(7,784)
Net unrealized (depreciation)	(5,309)
$186,894

Net Assets:
Administrative Class	180,810
Advisor Class	6,084

Shares Issued and Outstanding:
Administrative Class	15,992
Advisor Class	538

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.31
Advisor Class	$11.30

Cost of Investments Owned	$394,257
Cost of Repurchase Agreements Owned	$18,848
Cost of Foreign Currency Held	$131
Proceeds Received on Short Sales	$1,018
Premiums Received on Written Options	$218

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Statement of Operations  CommodityRealReturn Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$6,806
Miscellaneous income	1
Total Income	6,807

Expenses:
Investment advisory fees	789
Administration fees	399
Servicing fees – Administrative Class	229
Distribution and/or servicing fees – Advisor Class	5
Trustees’ fees	3
Miscellaneous expense	5
Total Expenses	1,430

Net Investment Income	5,377

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(6,501)
Net realized gain on futures contracts, options and swaps	1,255
Net realized gain on foreign currency transactions	219
Net change in unrealized (depreciation) on investments	(4,913)
Net change in unrealized appreciation on futures contracts, options and swaps	490
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(82)
Net (Loss)	(9,532)

Net (Decrease) in Net Assets Resulting from Operations	$(4,155)

*Includes foreign tax withholding of $4.

See Accompanying Notes	Annual Report	December 31, 2006	7

Consolidated Statements of Changes in Net Assets  CommodityRealReturn Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,377	$994
Net realized gain (loss)	(5,027)	3,135
Net change in unrealized (depreciation)	(4,505)	(756)
Net increase (decrease) resulting from operations	(4,155)	3,373

Distributions to Shareholders:
From net investment income
Administrative Class	(7,218)	(1,210)
Advisor Class	(176)	0
From net realized capital gains
Administrative Class	(705)	(100)
Advisor Class	(23)	0

Total Distributions	(8,122)	(1,310)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	138,795	107,935
Advisor Class	7,074	0
Issued as reinvestment of distributions
Administrative Class	7,849	1,298
Advisor Class	199	0
Cost of shares redeemed
Administrative Class	(60,877)	(7,711)
Advisor Class	(812)	0
Net increase resulting from Portfolio share transactions	92,228	101,522

Total Increase in Net Assets	79,951	103,585

Net Assets:
Beginning of period	106,943	3,358
End of period*	$186,894	$106,943

*Including undistributed net investment income of:	$3,869	$3,779

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Consolidated Schedule of Investments CommodityRealReturn Strategy Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 2.6%
Atlantic & Western Re Ltd.
11.622% due 01/09/2009	$300	$290

Bank of America Corp.
5.523% due 02/17/2009	900	903

C10 Capital SPV Ltd.
6.722% due 12/01/2049	100	100

Caesars Entertainment, Inc.
8.875% due 09/15/2008	300	314

Ford Motor Credit Co.
6.192% due 09/28/2007	200	200

General Electric Capital Corp.
5.396% due 12/12/2008	100	100

Goldman Sachs Group, Inc.
5.406% due 12/23/2008	900	900
5.455% due 12/22/2008	1,000	1,002

Rabobank Nederland
5.394% due 01/15/2009	100	100

Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	300	301

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	200	200

Wachovia Bank N.A.
5.440% due 12/02/2010	400	401

Total Corporate Bonds & Notes (Cost $4,818)		4,811

COMMODITY INDEX-LINKED NOTES 25.3%
Bank of America N.A.
5.195% due 10/22/2007	3,000	3,518

Bear Stearns Cos., Inc.
0.000% due 10/12/2007 (h)	3,000	3,267

Caylon
0.000% due 07/16/2007	3,000	2,732

Commonwealth Bank of Australia
0.000% due 06/28/2007	2,800	2,817

Credit Suisse/New York NY
5.275% due 12/20/2007	5,000	4,693

Eksportfinans A/S
0.000% due 05/18/2007	3,500	3,354

IXIS Financial Products, Inc.
5.118% due 04/09/2007	2,000	2,057

JPMorgan Chase Bank
4.679% due 04/30/2007	1,000	1,016

LBBW
0.000% due 10/25/2007	3,000	3,431

Merrill Lynch Mortgage Investors, Inc.
4.738% due 03/19/2007	2,000	2,128

Morgan Stanley
0.000% due 05/01/2007	2,000	2,116
0.000% due 07/06/2007	10,000	9,246

Rabobank Nederland
0.000% due 06/21/2007	2,000	2,066

Svensk ExportKredit AB
0.000% due 04/18/2007	2,000	2,073

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UBS AG
5.264% due 02/20/2007	$3,000	$2,817

Total Commodity Index-Linked Notes (Cost $47,300)		47,331

U.S. GOVERNMENT AGENCIES 5.5%
Fannie Mae
4.190% due 11/01/2034	290	288
4.677% due 05/25/2035	300	296
5.500% due 09/01/2035 - 01/01/2037	7,089	7,007
5.700% due 05/25/2042	28	28
5.950% due 02/25/2044	177	177
5.958% due 03/01/2044 - 10/01/2044	900	906
6.000% due 09/01/2036 - 01/01/2037	893	900

Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	157	155
4.500% due 05/15/2017	78	76
4.560% due 01/01/2034	54	53
5.610% due 08/25/2031	6	6
5.958% due 02/25/2045	408	407

Total U.S. Government Agencies (Cost $10,338)		10,299

U.S. TREASURY OBLIGATIONS 111.0%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	18,985	18,005
1.625% due 01/15/2015	528	497
1.875% due 07/15/2013	4,500	4,349
1.875% due 07/15/2015	11,814	11,325
2.000% due 01/15/2014	8,509	8,268
2.000% due 07/15/2014	7,058	6,852
2.000% due 01/15/2016	22,241	21,482
2.000% due 01/15/2026	15,640	14,714
2.375% due 04/15/2011	18,712	18,643
2.375% due 01/15/2025	15,174	15,112
2.500% due 07/15/2016	12,975	13,078
3.000% due 07/15/2012	13,901	14,310
3.375% due 01/15/2007	3,823	3,818
3.625% due 01/15/2008	6,738	6,812
3.625% due 04/15/2028	12,338	14,900
3.875% due 01/15/2009	13,036	13,398
3.875% due 04/15/2029	6,376	8,031
4.250% due 01/15/2010	12,010	12,644

U.S. Treasury Bonds
4.500% due 02/15/2036	500	476

U.S. Treasury Notes
4.500% due 02/28/2011	100	99
4.500% due 11/15/2015	600	591

Total U.S. Treasury Obligations (Cost $212,945)		207,404

MORTGAGE-BACKED SECURITIES 1.0%
Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	450	444

Countrywide Home Loan Mortgage Pass-Through Trust
3.784% due 11/19/2033	38	37

First Horizon Alternative Mortgage Securities
4.752% due 06/25/2034	56	56

Greenpoint Mortgage Funding Trust
5.430% due 01/25/2047	900	900
5.620% due 11/25/2045	51	51

Harborview Mortgage Loan Trust
5.590% due 03/19/2037	190	190

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	$100	$97

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	89	89
6.227% due 01/25/2035	67	68

Total Mortgage-Backed Securities (Cost $1,929)		1,932

ASSET-BACKED SECURITIES 1.6%
ACE Securities Corp.
5.460% due 10/25/2035	83	83

Argent Securities, Inc.
5.420% due 04/25/2036	95	95
5.430% due 03/25/2036	88	89
5.470% due 10/25/2035	6	6
5.490% due 02/25/2036	58	58

Bear Stearns Asset-Backed Securities, Inc.
5.550% due 09/25/2034	20	20

Citigroup Mortgage Loan Trust, Inc.
5.430% due 12/25/2035	118	118

Countrywide Asset-Backed Certificates
5.420% due 07/25/2036	56	56
5.420% due 09/25/2036	160	160
5.480% due 07/25/2036	53	53
5.540% due 01/25/2036	100	100

FBR Securitization Trust
5.460% due 10/25/2035	96	96
5.470% due 10/25/2035	15	15
5.530% due 09/25/2035	47	47

First Franklin Mortgage Loan Asset-Backed Certificates
5.440% due 01/25/2036	174	174

Ford Credit Auto Owner Trust
4.240% due 03/15/2008	16	16

Fremont Home Loan Trust
5.440% due 01/25/2036	44	44

GSAMP Trust
5.460% due 11/25/2035	81	81

Home Equity Asset Trust
5.430% due 05/25/2036	60	60
5.460% due 02/25/2036	35	35

HSI Asset Securitization Corp. Trust
5.430% due 12/25/2035	55	55

Indymac Residential Asset-Backed Trust
5.440% due 03/25/2036	158	159
5.450% due 03/25/2036	41	41

JPMorgan Mortgage Acquisition Corp.
5.420% due 05/25/2035	32	32

Lehman XS Trust
5.430% due 04/25/2046	295	295
5.430% due 07/25/2046	165	165

Long Beach Mortgage Loan Trust
5.430% due 02/25/2036	43	43
5.550% due 11/25/2034	15	15

Merrill Lynch Mortgage Investors, Inc.
5.430% due 01/25/2037	43	43

Nelnet Student Loan Trust
5.467% due 07/25/2016	100	100

New Century Home Equity Loan Trust
5.460% due 09/25/2035	4	4

See Accompanying Notes	Annual Report	December 31, 2006	9

Consolidated Schedule of Investments CommodityRealReturn Strategy Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nomura Asset Acceptance Corp.
5.490% due 01/25/2036	$50	$50

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	37	37

Residential Asset Securities Corp.
5.450% due 10/25/2035	40	40

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	86	86

SACO I, Inc.
5.460% due 12/25/2035	19	19

Securitized Asset-Backed Receivables LLC Trust
5.420% due 10/25/2035	32	32

Soundview Home Equity Loan Trust
5.420% due 03/25/2036	37	37

Structured Asset Investment Loan Trust
5.440% due 07/25/2035	12	12

Structured Asset Securities Corp.
5.480% due 12/25/2035	154	154

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	4	4

USAA Auto Owner Trust
5.030% due 11/17/2008	65	65

Total Asset-Backed Securities (Cost $2,892)		2,894

SHORT-TERM INSTRUMENTS 71.1%

COMMERCIAL PAPER 60.7%
Abbey National N.A. LLC
5.200% due 04/02/2007	1,600	1,578
5.245% due 01/08/2007	4,600	4,597

Bank of America Corp.
5.200% due 04/02/2007	400	395
5.210% due 03/28/2007	100	99

Bank of Ireland
5.250% due 02/16/2007	1,400	1,391
5.260% due 03/15/2007	4,100	4,055

Barclays U.S. Funding Corp.
5.250% due 01/12/2007	100	100
5.250% due 01/30/2007	3,400	3,387
5.250% due 02/20/2007	2,000	1,986
5.250% due 03/14/2007	200	198

BNP Paribas Finance
5.230% due 03/07/2007	1,200	1,188

Calyon N.A. LLC
5.240% due 02/08/2007	400	398

CBA (de) Finance
5.245% due 01/31/2007	400	398

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	900	877

Danske Corp.
5.240% due 01/30/2007	4,600	4,582
5.260% due 01/04/2007	1,100	1,100
5.290% due 01/30/2007	700	697

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Dexia Delaware LLC
5.240% due 01/18/2007	$1,800	$1,796
5.240% due 02/20/2007	400	397
5.300% due 01/02/2007	3,400	3,400

DnB NORBank ASA
5.200% due 03/26/2007	3,800	3,752
5.240% due 04/13/2007	1,800	1,773
5.280% due 02/20/2007	400	397

Federal Home Loan Bank
4.800% due 01/02/2007	7,000	7,000

Fortis Funding LLC
5.265% due 01/02/2007	4,300	4,300
5.320% due 01/03/2007	1,200	1,200

Freddie Mac
5.210% due 01/23/2007	1,500	1,496

General Electric Capital Corp.
5.230% due 03/07/2007	1,100	1,089
5.240% due 02/08/2007	200	199

HBOS Treasury Services PLC
5.225% due 03/06/2007	300	297
5.240% due 03/06/2007	500	495
5.240% due 03/07/2007	100	99
5.250% due 02/07/2007	4,400	4,378
5.250% due 03/15/2007	800	791

ING U.S. Funding LLC
5.240% due 02/08/2007	4,900	4,874
5.240% due 02/20/2007	500	497

IXIS Commercial Paper Corp.
5.245% due 02/16/2007	400	397

Nordea N.A., Inc.
5.245% due 01/08/2007	5,200	5,196

Rabobank USA Financial Corp.
5.280% due 01/02/2007	400	400

San Paolo IMI U.S. Financial Co.
5.290% due 01/02/2007	5,100	5,100

Skandinaviska Enskilda Banken AB
5.235% due 02/26/2007	300	298
5.240% due 02/21/2007	400	397

Societe Generale NY
5.200% due 04/02/2007	1,000	986
5.230% due 02/09/2007	700	696
5.230% due 03/08/2007	500	495
5.245% due 01/08/2007	1,800	1,799
5.270% due 01/02/2007	2,300	2,300

Spintab AB
5.240% due 02/23/2007	500	496
5.250% due 01/30/2007	300	299

Stadshypoket Delaware, Inc.
5.250% due 02/02/2007	400	398

Statens Bostadsfin Bank
5.250% due 02/08/2007	5,100	5,073

Svenska Handelsbanken, Inc.
5.240% due 02/21/2007	800	794
5.245% due 01/26/2007	4,600	4,585

Swedbank
5.240% due 02/12/2007	4,900	4,871
5.260% due 02/12/2007	400	398

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.360% due 04/12/2007	$900	$886

UBS Finance Delaware LLC
5.240% due 01/22/2007	400	399
5.270% due 01/05/2007	100	100

Unicredit Delaware, Inc.
5.170% due 05/24/2007	700	685

Unicredito Italiano SpA
5.250% due 01/19/2007	600	599
5.255% due 01/16/2007	4,500	4,491

Westpac Capital Corp.
5.210% due 03/29/2007	5,100	5,033
5.215% due 02/05/2007	400	398

Westpac Trust Securities NZ Ltd.
5.245% due 01/25/2007	600	598

		113,423

REPURCHASE AGREEMENTS 10.1%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	16,700	16,700
(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $17,165. Repurchase proceeds are $16,709.)

Lehman Brothers, Inc.
4.850% due 01/02/2007	1,000	1,000
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $1,025. Repurchase proceeds are $1,001.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	1,148	1,148
(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,007 and Federal Home Loan Bank 3.375% due 02/23/2007 valued at $171. Repurchase proceeds are $1,149.)

		18,848

U.S. TREASURY BILLS 0.3%
4.800% due 03/15/2007 (a)(d)	545	539

Total Short-Term Instruments (Cost $132,829)		132,810

Purchased Options (f) 0.0% (Cost $54)		45

Total Investments (c) 218.1% (Cost $413,105)		$407,526

Written Options (g) (0.1%) (Premiums $218)		(217)

Other Assets and Liabilities (Net) (118.0%)		(220,415)

Net Assets 100.0%		$186,894

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $48,403 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $539 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	8	$(1)
90-Day Eurodollar June Futures	Long	06/2007	15	(17)
90-Day Eurodollar June Futures	Short	06/2008	40	14
90-Day Eurodollar March Futures	Short	03/2008	40	17
90-Day Eurodollar September Futures	Long	09/2007	44	(27)
90-Day Eurodollar September Futures	Short	09/2008	40	9
Euro-Bund 10-Year Note March Futures	Long	03/2007	5	(18)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	35	(18)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	124	(116)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	123	201

				$44

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Morgan Stanley 6.600% due 04/01/2012	Buy	(0.068%	)	06/20/2007	$1,000	$0
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.260%		12/20/2007	2,000	0

							$0

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035	CAD	300	$(8)
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035		600	(15)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	500	9
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.040%	02/21/2011		1,700	18
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.988%	12/15/2011		900	0
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,400	11
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.028%	10/15/2011		600	0
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.973%	12/15/2011		1,200	0
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		300	2
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		200	6
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.095%	10/15/2011		1,100	15
UBS AG	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Pay	2.275%	10/15/2016		400	(1)
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		400	2
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	2,800	(23)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	16
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		100	(1)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$900	(3)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,050	24

See Accompanying Notes	Annual Report	December 31, 2006	11

Consolidated Schedule of Investments  CommodityRealReturn Strategy Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017	$300	6
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021	1,800	(74)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026	1,800	(99)
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009	500	(2)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014	300	3
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2037	1,600	35
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009	17,000	52
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009	9,000	(30)

						$(57)

Total Return Swaps

Counterparty	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
AIG International Inc.	Dow Jones - AIG Commodity Index Total Return	3-Month U.S. Treasury Bill rate plus a specified spread	01/17/2007	61,987	$(227)
Morgan Stanley	Dow Jones - AIG Commodity Index Total Return	3-Month U.S. Treasury Bill rate plus a specified spread	01/17/2007	67,415	(246)

					$(473)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$124.000	02/23/2007	125	$2	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	87	2	1
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	83	1	0
Put - CME 90-Day Eurodollar September Futures	91.500	09/17/2007	50	0	0
Put - CME 90-Day Eurodollar September Futures	92.000	09/17/2007	1	0	0

				$5	$3

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	$6,000	$26	$35
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	1,000	4	6

							$30	$41

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	$81.000	02/21/2007	$20,000	$5	$0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2016	66.000	03/20/2007	20,000	5	1
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2026	73.000	03/12/2007	15,000	4	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 04/15/2011	82.000	02/21/2007	10,000	2	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	95.000	03/12/2007	10,000	2	0
Put - OTC Treasury Inflation Protected Securities 3.875% due 04/15/2029	64.000	03/20/2007	6,000	1	0

				$19	$1

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$115.000	02/23/2007	17	$8	$2
Call - OTC Dow Jones - AIG Commodity Index Total Return Futures	230.000	10/19/2010	1,000,000	43	45
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	17	5	9
Put - OTC Dow Jones - AIG Commodity Index Total Return Futures	150.000	10/19/2010	1,000,000	82	85

				$138	$141

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.300%	01/02/2007	$3,000	$16	$27
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.900%	01/02/2007	2,000	23	0
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	6.100%	01/02/2007	1,000	7	0
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.750%	02/01/2007	2,100	3	1
Put - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.350%	02/01/2007	2,100	3	1
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	2,000	20	32
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007	1,000	8	15

							$80	$76

(h) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bear Stearns Cos., Inc.	0.000%	10/12/2007	09/12/2006	$3,000	$3,267	1.75%

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(2)
Treasury Inflation Protected Securities	3.375%	01/15/2007	$1,018	$1,018	$1,034

(2) Market value includes $17 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	148	01/2007	$2	$0	$2
Buy	EUR	1,621	01/2007	0	(24)	(24)
Sell		721	01/2007	0	(5)	(5)
Buy	JPY	44,114	01/2007	0	(2)	(2)
Sell		121,988	01/2007	1	0	1
Buy		496,403	02/2007	0	(56)	(56)

				$3	$(87)	$(84)

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The CommodityRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
CAD	Canadian Dollar	GBP	Great British Pound
EUR	Euro	JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(o) Commodities Index-Linked/Structured Notes  The Portfolio invests in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2006, the value of these securities comprised 25.3% of the Portfolio’s net assets and resulted in unrealized appreciation of $31,242.

16	PIMCO Variable Insurance Trust

December 31, 2006

(p) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(q) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(r) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the Portfolio and the Subsidiary on August 1, 2006, comprising the entire issued share capital of the Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of December 31, 2006, net assets of the Portfolio were approximately $187 million, of which approximately $15 million, or roughly 8.0%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

4.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees   Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%
Advisor Class	0.99%

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During the period ended December 31, 2006, the Administrator recouped $4,839. As of December 31, 2006, the amount available to be reimbursed by Administrator is $4,848.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

5.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 4.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year December 31, 2006, the Portfolio engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 16,038

6.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

7.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,129,513	$2,004,874	$98,673	$21,979

8.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	18	$0	$6
Sales	2,000,410	23,700	327
Closing Buys	(293)	(10,500)	(85)
Expirations	(66)	0	(27)
Exercised	(35)	0	(3)
Balance at 12/31/2006	2,000,034	$13,200	$218

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio gains exposure to the commodities markets primarily through investments in leveraged or unleveraged commodity index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code, is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Portfolio’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the Portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Portfolio in which the IRS specifically concluded that income derived from the Portfolio’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Portfolio. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

18	PIMCO Variable Insurance Trust

December 31, 2006

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 3,316	$ 0	$ (5,011)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 0	$ (4,943)	$ (2,586)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 413,298	$ 1,709	$ (7,481)	$ (5,772)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 8,101	$ 21	$ 0
12/31/2005	1,310	0	0

(5) Includes short-term capital gains, if any, distributed.

As of December 31, 2006, $(844) of nondeductible losses from the Cayman Commodity Portfolio I Ltd. were reclassified from Undistributed net investment income to Paid in capital on the Consolidated Statement of Assets and Liabilities.

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	11,598	$138,795	8,973	$107,935
Advisor Class	588	7,074	0	0
Issued as reinvestment of
Administrative Class	689	7,849	106	1,298
Advisor Class	18	199	0	0
Cost of shares redeemed
Administrative Class	(5,022)	(60,877)	(672)	(7,711)
Advisor Class	(68)	(812)	0	0
Net increase resulting from Portfolio share transactions	7,803	$92,228	8,407	$101,522

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	4	82	*
Advisor Class	24	94

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks.

The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the consolidated financial position of the CommodityRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) and its wholly owned subsidiary at December 31, 2006, the consolidated results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	21

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

24	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2006

                    PIMCO
               Emerging Markets
                Bond Portfolio          JPMorgan Emerging
             Administrative Class      Markets Index Global
             --------------------      --------------------
09/30/2002            $10,000                   $10,000
10/31/2002             10,879                    10,616
11/30/2002             11,248                    10,917
12/31/2002             11,665                    11,253
01/31/2003             11,972                    11,438
02/28/2003             12,475                    11,804
03/31/2003             12,902                    11,995
04/30/2003             13,728                    12,678
05/31/2003             14,328                    13,203
06/30/2003             14,225                    13,203
07/31/2003             13,624                    12,735
08/31/2003             14,020                    13,045
09/30/2003             14,540                    13,503
10/31/2003             14,623                    13,569
11/30/2003             14,886                    13,735
12/31/2003             15,356                    14,139
01/31/2004             15,541                    14,211
02/29/2004             15,485                    14,261
03/31/2004             15,853                    14,617
04/30/2004             14,754                    13,823
05/31/2004             14,621                    13,618
06/30/2004             14,888                    13,818
07/31/2004             15,257                    14,228
08/31/2004             15,988                    14,815
09/30/2004             16,272                    15,062
10/31/2004             16,560                    15,304
11/30/2004             16,719                    15,411
12/31/2004             17,215                    15,797
01/31/2005             17,349                    15,896
02/28/2005             17,450                    16,003
03/31/2005             16,967                    15,595
04/30/2005             17,289                    15,841
05/31/2005             17,797                    16,315
06/30/2005             18,069                    16,605
07/31/2005             18,028                    16,564
08/31/2005             18,405                    16,885
09/30/2005             18,721                    17,170
10/31/2005             18,380                    16,917
11/30/2005             18,680                    17,175
12/31/2005             19,066                    17,493
01/31/2006             19,258                    17,702
02/28/2006             19,690                    18,095
03/31/2006             19,220                    17,752
04/30/2006             19,226                    17,737
05/31/2006             18,786                    17,374
06/30/2006             18,819                    17,373
07/31/2006             19,459                    17,941
08/31/2006             19,899                    18,408
09/30/2006             19,988                    18,511
10/31/2006             20,308                    18,854
11/30/2006             20,644                    19,093
12/31/2006             20,830                    19,220

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Brazil	22.4%
Short-Term Instruments	18.6%
Russia	13.8%
Mexico	12.6%
Venezuela	6.0%
Other	26.6%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (09/30/02)
	PIMCO Emerging Markets Bond Portfolio Administrative Class	9.25%	18.83%
.....	JPMorgan Emerging Markets Bond Index Global±	9.88%	16.61%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan Emerging Markets Bond Index Global is an unmanaged index which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,106.83	$1,020.16
Expenses Paid During Period†	$5.31	$5.09

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets.

»

An overweight position in Brazil benefited performance as political and economic stability in the country helped the country’s bonds. Ratings upgrades from S&P and Fitch of Brazilian debt and external debt buybacks benefited performance of the country’s bonds during the period as spreads narrowed.

»

An underweight position in Ecuador in the fourth quarter of 2006 benefited performance. Ecuadorian debt sold off sharply toward year-end, after President-elect Rafael Correa continued with his antagonistic rhetoric pertaining to his plans regarding debt servicing.

»	An underweight to exposure to Turkish bonds benefited performance, especially in the second quarter, as Turkish spreads widened.

»	A slight above benchmark spread duration in the second half of the year benefited performance. Emerging market spreads tightened over the course of the year and narrowed in the second half of 2006.

»	A strategic allocation to emerging market currencies benefited performance as emerging market currencies strengthened against the dollar in 2006.

»	Overweighting exposure to Russian bonds detracted from relative performance as Russian bonds underperformed during the period.

»	Underweighting exposure to Philippines’ bonds detracted from performance as the country’s bonds outperformed during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	09/30/2002-12/31/2002

Administrative Class
Net asset value beginning of year or period	$13.66	$13.21	$12.97	$11.48	$10.00
Net investment income (a)	0.70	0.67	0.48	0.62	0.18
Net realized/unrealized gain on investments (a)	0.52	0.71	1.03	2.90	1.48
Total income from investment operations	1.22	1.38	1.51	3.52	1.66
Dividends from net investment income	(0.73)	(0.68)	(0.51)	(0.65)	(0.18)
Distributions from net realized capital gains	(0.19)	(0.25)	(0.76)	(1.38)	0.00
Total distributions	(0.92)	(0.93)	(1.27)	(2.03)	(0.18)
Net asset value end of year or period	$13.96	$13.66	$13.21	$12.97	$11.48
Total return	9.25%	10.75%	12.11%	31.64%	16.65%
Net assets end of year or period (000s)	$207,298	$133,142	$64,598	$50,954	$32,767
Ratio of expenses to average net assets	1.00%	1.00%	1.01%	1.04%	1.02	%*(b)
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00	%*(b)
Ratio of net investment income to average net assets	5.15%	5.01%	3.70%	4.78%	6.58	%*
Portfolio turnover rate	283%	242%	484%	451%	91%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.11%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$212,519
Cash	3
Foreign currency, at value	92
Receivable for Portfolio shares sold	1,156
Interest and dividends receivable	3,441
Swap premiums paid	179
Unrealized appreciation on forward foreign currency contracts	128
Unrealized appreciation on swap agreements	2,453
219,971

Liabilities:
Payable for investments purchased on a delayed-delivery basis	$11,672
Payable for Portfolio shares redeemed	71
Accrued investment advisory fee	83
Accrued administration fee	74
Accrued servicing fee	25
Variation margin payable	28
Swap premiums received	26
Unrealized depreciation on forward foreign currency contracts	30
Unrealized depreciation on swap agreements	195
12,204

Net Assets	$207,767

Net Assets Consist of:
Paid in capital	$192,147
Undistributed net investment income	2,343
Accumulated undistributed net realized gain	3,336
Net unrealized appreciation	9,941
$207,767

Net Assets:
Administrative Class	$207,298
Advisor Class	469

Shares Issued and Outstanding:
Administrative Class	14,853
Advisor Class	34

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.96
Advisor Class	13.96

Cost of Investments Owned	$205,030
Cost of Foreign Currency Held	$92

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$10,539
Miscellaneous income	2
Total Income	10,541

Expenses:
Investment advisory fees	771
Administration fees	685
Servicing fees – Administrative Class	257
Trustees’ fees	3
Total Expenses	1,716

Net Investment Income	8,825

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,361
Net realized gain on futures contracts, options and swaps	559
Net realized (loss) on foreign currency transactions	(154)
Net change in unrealized appreciation on investments	590
Net change in unrealized appreciation on futures contracts, options and swaps	1,821
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	81
Net Gain	7,258

Net Increase in Net Assets Resulting from Operations	$16,083

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,825	$4,299
Net realized gain	4,766	2,037
Net change in unrealized appreciation	2,492	3,223
Net increase resulting from operations	16,083	9,559

Distributions to Shareholders:
From net investment income
Administrative Class	(9,150)	(4,422)
Advisor Class	(8)	0
From net realized capital gains
Administrative Class	(2,742)	(2,330)
Advisor Class	(6)	0

Total Distributions	(11,906)	(6,752)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	97,460	67,244
Advisor Class	481	0
Issued as reinvestment of distributions
Administrative Class	11,892	6,752
Advisor Class	14	0
Cost of shares redeemed
Administrative Class	(39,361)	(8,259)
Advisor Class	(38)	0
Net increase resulting from Portfolio share transactions	70,448	65,737

Total Increase in Net Assets	74,625	68,544

Net Assets:
Beginning of period	133,142	64,598
End of period*	$207,767	$133,142

*Including undistributed net investment income of:	$2,343	$2,324

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ARGENTINA 3.6%
Argentina Bonos
2.000% due 09/30/2014	ARS	10,000	$3,600
5.590% due 08/03/2012		$5,370	3,926

Total Argentina (Cost $7,276)			7,526

BRAZIL 23.0%
Brazilian Government International Bond
7.125% due 01/20/2037		$220	237
7.875% due 03/07/2015		3,625	4,047
8.000% due 01/15/2018		2,958	3,297
8.250% due 01/20/2034		5,690	6,913
8.750% due 02/04/2025		1,700	2,104
8.875% due 10/14/2019		2,250	2,751
8.875% due 04/15/2024		350	437
10.000% due 08/07/2011		750	887
10.125% due 05/15/2027		1,740	2,449
10.250% due 06/17/2013		50	62
10.500% due 07/14/2014		2,585	3,276
11.000% due 01/11/2012		1,160	1,430
11.000% due 08/17/2040		12,296	16,308
12.500% due 01/05/2022	BRL	2,275	1,212

CSN Islands VII Corp.
10.750% due 09/12/2008		$200	216

Embraer Overseas Ltd.
6.375% due 01/24/2017		300	301

Empresa Energetica de Sergipe and Sociedade
Anonima de Eletrificaao da Paraiba
10.500% due 07/19/2013		200	206

Petrobras International Finance Co.
7.750% due 09/15/2014		250	279

Vale Overseas Ltd.
6.250% due 01/23/2017		500	505
6.875% due 11/21/2036		700	721

Total Brazil (Cost $44,203)			47,638

CAYMAN ISLANDS 0.1%
Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		$145	146

Total Cayman Islands (Cost $145)			146

CHILE 0.7%
Chile Government International Bond
5.625% due 07/23/2007		$915	919

Corp. Nacional del Cobre de Chile – CODELCO
5.625% due 09/21/2035		200	191
6.150% due 10/24/2036		200	206

Empresa Nacional de Electricidad S.A.
8.350% due 08/01/2013		200	227

Total Chile (Cost $1,542)			1,543

CHINA 0.7%
China Development Bank
5.000% due 10/15/2015		$500	487

Export-Import Bank of China
4.875% due 07/21/2015		550	534

Sino-Forest Corp.
9.125% due 08/17/2011		500	542

Total China (Cost $1,570)			1,563

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COLOMBIA 3.3%
Colombia Government International Bond
7.375% due 01/27/2017	$1,500	$1,616
7.375% due 09/18/2037	700	753
8.250% due 12/22/2014	2,825	3,220
9.750% due 04/23/2009	220	241
10.000% due 01/23/2012	100	118
10.375% due 01/28/2033	225	324
10.750% due 01/15/2013	400	497

Total Colombia (Cost $6,459)		6,769

EGYPT 0.2%
Petroleum Export Ltd.
5.265% due 06/15/2011	$533	522

Total Egypt (Cost $531)		522

EL SALVADOR 0.4%
AES El Salvador Trust
6.750% due 02/01/2016	$700	700

El Salvador Government International Bond
8.500% due 07/25/2011	150	166

Total El Salvador (Cost $843)		866

GUATEMALA 0.3%
Guatemala Government Bond
9.250% due 08/01/2013	$570	670

Total Guatemala (Cost $570)		670

INDONESIA 0.6%
Indonesia Government International Bond
6.875% due 03/09/2017	$1,200	1,278

Total Indonesia (Cost $1,188)		1,278

KAZAKHSTAN 1.6%
ATF Bank JSC
9.000% due 05/11/2016	$150	146

Intergas Finance BV
6.875% due 11/04/2011	600	622

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011	300	304

Kazkommerts International BV
8.500% due 04/16/2013	225	241

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	2,000	2,012

Total Kazakhstan (Cost $3,313)		3,325

LUXEMBOURG 0.7%
Gaz Capital for Gazprom
6.212% due 11/22/2016	$1,000	1,010

TNK-BP Finance S.A.
7.500% due 07/18/2016	500	536

Total Luxembourg (Cost $1,521)		1,546

MALAYSIA 0.6%
Malaysia Government International Bond
7.500% due 07/15/2011	$325	354
8.750% due 06/01/2009	120	129

Petronas Capital Ltd.
7.000% due 05/22/2012	325	351

Tenaga Nasional Bhd.
7.500% due 11/01/2025	250	296

TNB Capital Ltd.
5.250% due 05/05/2015	100	99

Total Malaysia (Cost $1,241)		1,229

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
MEXICO 12.9%
America Movil S.A. de C.V.
5.500% due 03/01/2014		$200	$196
5.750% due 01/15/2015		200	198
8.460% due 12/18/2036	MXN	5,400	495

Desarrolladora Homex S.A. de C.V.
7.500% due 09/28/2015		$800	820

Mexico Government International Bond
5.625% due 01/15/2017		400	402
6.750% due 09/27/2034		1,200	1,299
7.500% due 04/08/2033		2,460	2,909
8.125% due 12/30/2019		824	1,003
8.300% due 08/15/2031		2,615	3,350
11.375% due 09/15/2016		25	36

Pemex Project Funding Master Trust
5.750% due 12/15/2015		7,500	7,457
6.625% due 06/15/2035		250	256
7.375% due 12/15/2014		4,930	5,440
8.000% due 11/15/2011		250	276
8.625% due 02/01/2022		1,200	1,486
9.250% due 03/30/2018		977	1,234

Total Mexico (Cost $25,966)			26,857

MOROCCO 0.1%
Kingdom of Morocco
4.720% due 01/05/2009		$125	126

Total Morocco (Cost $120)			126

NETHERLANDS 0.1%
HSBK Europe BV
7.750% due 05/13/2013		$100	106

Total Netherlands (Cost $100)			106

PAKISTAN 0.8%
Pakistan Government International Bond
7.125% due 03/31/2016		$1,550	1,628

Total Pakistan (Cost $1,535)			1,628

PANAMA 3.7%
Panama Government International Bond
7.125% due 01/29/2026		$2,165	2,349
7.250% due 03/15/2015		1,150	1,251
8.875% due 09/30/2027		80	102
9.375% due 07/23/2012		2,910	3,427
9.375% due 04/01/2029		200	268
9.625% due 02/08/2011		210	240

Total Panama (Cost $7,264)			7,637

PERU 2.3%
Peru Government International Bond
5.000% due 03/07/2017		$1,634	1,630
7.350% due 07/21/2025		500	568
9.125% due 01/15/2008		650	678
9.125% due 02/21/2012		1,570	1,821

Southern Copper Corp.
7.500% due 07/27/2035		100	109

Total Peru (Cost $4,556)			4,806

QATAR 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$250	240

Total Qatar (Cost $250)			240

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
RUSSIA 14.2%
Gaz Capital for Gazprom
5.875% due 06/01/2015	EUR	200	$277
8.625% due 04/28/2034		$2,000	2,575

Gazinvest Luxembourg S.A. for Gazprombank
7.250% due 10/30/2008		1,000	1,029

Gazprom International S.A.
7.201% due 02/01/2020		850	898

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	158

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013		6,810	8,149

RSHB Capital AG S.A. for OJSC Russian
Agricultural Bank
7.175% due 05/16/2013		1,900	2,007

Russia Government International Bond
5.000% due 03/31/2030		7,185	8,129

Sistema Finance S.A.
10.250% due 04/14/2008		500	526

TNK-BP Finance S.A.
7.500% due 07/18/2016		2,100	2,239

UBS Luxembourg S.A. for OJSC
Vimpel Communications
8.375% due 10/22/2011		350	374

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	1,017

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		1,000	1,002
6.115% due 09/21/2007		1,000	1,003

Total Russia (Cost $28,651)			29,383

SOUTH AFRICA 1.6%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	546
6.500% due 06/02/2014		$750	790
7.375% due 04/25/2012		310	334
8.500% due 06/23/2017		1,300	1,580

Total South Africa (Cost $3,145)			3,250

SOUTH KOREA 0.1%
Industrial Bank of Korea
4.000% due 05/19/2014		$110	107

Korea Development Bank
5.750% due 09/10/2013		15	15

KT Corp.
4.875% due 07/15/2015		100	96

Total South Korea (Cost $223)			218

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
TUNISIA 0.9%
Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	$666
7.375% due 04/25/2012		$1,050	1,142

Total Tunisia (Cost $1,742)			1,808

UKRAINE 2.6%
Dresdner Bank AG for Kyivstar GSM
7.750% due 04/27/2012		$1,000	1,036

Ukraine Government International Bond
4.950% due 10/13/2015	EUR	300	381
6.875% due 03/04/2011		$800	824
7.650% due 06/11/2013		1,800	1,942
8.902% due 08/05/2009		1,150	1,223
11.000% due 03/15/2007		67	68

Total Ukraine (Cost $5,305)			5,474

UNITED STATES 0.5%
C5 Capital SPV Ltd.
6.196% due 12/01/2049		$100	100

C10 Capital SPV Ltd.
6.722% due 12/01/2049		600	601

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		500	497

Total United States (Cost $1,200)			1,198

URUGUAY 1.4%
Uruguay Government International Bond
7.625% due 03/21/2036		$300	332
8.000% due 11/18/2022		2,122	2,418
9.250% due 05/17/2017		200	246

Total Uruguay (Cost $2,798)			2,996

VENEZUELA 6.1%
Venezuela Government International Bond
5.375% due 08/07/2010		$3,850	3,792
5.750% due 02/26/2016		770	734
6.000% due 12/09/2020		1,800	1,688
6.374% due 04/20/2011		1,450	1,445
7.650% due 04/21/2025		325	355
8.500% due 10/08/2014		500	567
9.250% due 09/15/2027		905	1,156
9.375% due 01/13/2034		450	595
10.750% due 09/19/2013		1,850	2,303

Total Venezuela (Cost $12,236)			12,635

VIETNAM 0.1%
Socialist Republic of Vietnam
6.875% due 01/15/2016		$100	108

Total Vietnam (Cost $98)			108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 19.0%

COMMERCIAL PAPER 17.0%
Barclays U.S. Funding Corp.
5.260% due 03/26/2007	$9,800	$9,676

Danske Corp.
5.240% due 01/30/2007	1,500	1,494

IXIS Commercial Paper Corp.
5.245% due 01/26/2007	5,300	5,282

Svenska Handelsbanken, Inc.
5.235% due 03/05/2007	1,300	1,288

UBS Finance Delaware LLC
5.280% due 01/02/2007	6,400	6,400

Unicredito Italiano SpA
5.250% due 01/19/2007	5,300	5,288

Westpac Capital Corp.
5.210% due 03/29/2007	1,500	1,480
5.245% due 01/24/2007	4,500	4,486

		35,394

REPURCHASE AGREEMENTS 1.7%
State Street Bank and Trust Co.
4.900% due 01/02/2007	3,515	3,515

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $3,589. Repurchase proceeds are $3,517.)

U.S. TREASURY BILLS 0.3%
4.818% due 03/01/2007 - 03/15/2007 (a)(c)	525	519

Total Short-Term Instruments (Cost $39,438)		39,428

Purchased Options (e) 0.0% (Cost $1)		0

Total Investments (b) 102.3% (Cost $205,030)		$212,519

Other Assets and Liabilities (Net) (2.3%)		(4,752)

Net Assets 100.0%		$207,767

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) As of December 31, 2006, portfolio securities with an aggregate value of $2,408 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(c) Securities with an aggregate market value of $519 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	54	$(3)
90-Day Eurodollar December Futures	Long	12/2008	7	4
90-Day Eurodollar June Futures	Long	06/2007	227	(25)
90-Day Eurodollar June Futures	Long	06/2008	22	(10)
90-Day Eurodollar March Futures	Long	03/2008	54	5
90-Day Eurodollar March Futures	Long	03/2009	220	95
90-Day Eurodollar September Futures	Long	09/2007	32	2
90-Day Eurodollar September Futures	Long	09/2008	103	26

				$94

(d) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.700%		03/20/2011	$500	$8
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	0.940%		05/20/2011	2,500	27
Barclays Bank PLC	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.650%		07/20/2011	800	31
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.360%		08/20/2011	2,000	49
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.370%		08/20/2011	1,000	25
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.700%		09/20/2011	1,000	25
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.400%		12/20/2011	500	5
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.170%	)	08/20/2016	1,000	(54)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.150%	)	08/20/2016	1,000	(52)
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.320%		12/20/2016	1,000	35
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.580%		12/20/2011	100	2
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.290%		12/20/2016	200	7
Goldman Sachs & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.700%		03/20/2007	75	0
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%		02/20/2007	500	0
JPMorgan Chase & Co.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.390%		08/20/2011	1,000	26
JPMorgan Chase & Co.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.050%		09/20/2011	750	30
JPMorgan Chase & Co.	Mexico Government International Bond 11.500% due 05/15/2026	Sell	2.840%		01/04/2013	1,600	218
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.500%		04/20/2016	1,000	35
JPMorgan Chase & Co.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	1.130%		04/20/2016	1,400	31
JPMorgan Chase & Co.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.190%	)	08/20/2016	1,000	(55)
JPMorgan Chase & Co.	Cemex SAB de C.V. 9.625% due 10/01/2009	Sell	1.050%		12/20/2016	500	9
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.770%		06/20/2011	500	18
Lehman Brothers, Inc.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	0.800%		07/20/2011	261	3
Lehman Brothers, Inc.	Ecuador Government International Bond 10.000% due 08/15/2030	Buy	(4.650%	)	10/20/2011	500	96

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Dow Jones CDX N.A. EM6 Index	Sell	1.400%		12/20/2011	$5,200	$84
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.520%		12/20/2011	1,000	16
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.020%		07/20/2013	290	15
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.550%		03/20/2014	350	44
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.330%		03/20/2016	1,000	24
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	3.160%		10/02/2013	450	70
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.310%		01/21/2014	525	60
Morgan Stanley	Ecuador Government International Bond 10.000% due 08/15/2030	Buy	(2.420%	)	09/20/2008	1,000	158
Morgan Stanley	Colombia Government International Bond 10.375% due 01/28/2033	Sell	0.760%		03/20/2010	250	1
Morgan Stanley	Turkey Government International Bond 11.875% due 01/15/2030	Buy	(2.200%	)	10/20/2010	200	(8)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	1,000	16
Morgan Stanley	Peru Government International Bond 8.750% due 11/21/2033	Sell	1.220%		10/20/2011	500	9
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.100%		08/20/2016	250	12
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.350%		08/20/2016	1,000	26
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.525%		12/20/2011	1,400	23
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.385%		09/20/2016	200	8
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.480%		09/20/2016	1,000	47
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.345%		12/20/2016	100	4
UBS AG	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.870%		06/20/2011	200	8
UBS AG	Multiple Reference Entities of Gazprom	Sell	0.945%		10/20/2011	4,000	43

							$1,179

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	15.060%	01/02/2009	BRL	800	$15
Barclays Bank PLC	BRL-CDI-Compounded	Pay	15.125%	01/02/2009		700	14
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	14.280%	01/04/2010		1,500	26
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	15.160%	01/02/2009		700	14
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	13.840%	01/04/2010		4,600	60
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	14.360%	01/04/2010		1,500	27
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		16,700	51
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.780%	08/03/2016	MXN	3,400	20
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.770%	08/03/2016		3,400	20
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		117,100	520
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.900%	09/22/2016		22,000	143
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		1,000	3
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.865%	09/12/2016		5,000	32
JPMorgan Chase & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.910%	07/26/2016		13,000	87
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		11,000	48
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	9.920%	08/12/2015		2,000	25
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2017		$600	(13)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2017		600	(13)

							$1,079

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(e) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.250	06/18/2007	70	$1	$0
Put - CME 90-Day Eurodollar September Futures	90.750	09/17/2007	65	0	0

				$1	$0

(f) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,411	05/2007	$12	$0	$12
Buy		3,086	06/2007	28	0	28
Buy	CLP	30,502	02/2007	0	0	0
Buy		19,000	05/2007	0	0	0
Buy		9,500	06/2007	0	0	0
Buy	CNY	5,553	03/2007	1	0	1
Buy		896	09/2007	3	0	3
Sell	EUR	1,412	01/2007	21	0	21
Buy	IDR	3,359,122	02/2007	15	0	15
Buy	INR	7,925	03/2007	6	0	6
Buy		1,143	05/2007	0	0	0
Buy	JPY	208,025	02/2007	0	(24)	(24)
Buy	KRW	75,826	02/2007	2	0	2
Buy		314,285	03/2007	6	0	6
Buy	MXN	303	01/2007	1	0	1
Buy		565	04/2007	1	0	1
Buy	PLN	973	04/2007	11	0	11
Buy	RUB	3,740	01/2007	2	0	2
Buy		30,930	09/2007	11	(1)	10
Buy		20,948	12/2007	0	(3)	(3)
Buy	SGD	345	01/2007	3	0	3
Buy		440	02/2007	4	0	4
Buy	TWD	7,390	01/2007	0	0	0
Sell		7,390	01/2007	0	0	0
Buy		5,110	02/2007	0	(2)	(2)
Buy		7,390	03/2007	0	0	0
Buy	ZAR	792	06/2007	1	0	1

				$128	$(30)	$98

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
ARS	Argentine Peso	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the

Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

16	PIMCO Variable Insurance Trust

December 31, 2006

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$34,094	$32,931	$431,501	$385,385

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Premium
Balance at 12/31/2005	0	$0
Sales	306	75
Closing Buys	0	0
Expirations	(235)	(42)
Exercised	(71)	(33)
Balance at 12/31/2006	0	$0

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 4,221	$ 2,421	$ 9,306
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (207)	$ 0	$ (121)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 205,421	$ 7,261	$ (163)	$ 7,098

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 11,658	$ 248	$ 0
12/31/2005	6,432	320	0

(5) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	7,144	$97,480	4,972	$67,244
Advisor Class	36	481	0	0
Issued as reinvestment of distributions
Administrative Class	865	11,892	500	6,752
Advisor Class	1	14	0	0
Cost of shares redeemed
Administrative Class	(2,902)	(39,361)	(618)	(8,259)
Advisor Class	(3)	(38)	0	0
Net increase resulting from Portfolio share transactions	5,141	$70,448	4,854	$65,737

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	89
Advisor Class	1	97

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

18	PIMCO Variable Insurance Trust

December 31, 2006

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	20

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	21

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement  (Unaudited) (Cont.)

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Emerging Markets Bond Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2006

                        PIMCO Emerging
                      Markets Bond Portfolio           JPMorgan Emerging
                          Advisor Class          Markets Bond Index Global
                       ------------------       ---------------------------
   03/31/2006               $10,000                        $10,000
   04/30/2006                10,003                          9,991
   05/31/2006                 9,773                          9,787
   06/30/2006                 9,789                          9,786
   07/31/2006                10,121                         10,106
   08/31/2006                10,349                         10,369
   09/30/2006                10,395                         10,428
   10/31/2006                10,560                         10,621
   11/30/2006                10,734                         10,756
   12/31/2006                10,830                         10,827

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Brazil	22.4%
Short-Term Instruments	18.6%
Russia	13.8%
Mexico	12.6%
Venezuela	6.0%
Other	26.6%

‡	% of Total Investments as of 12/31/2006

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (03/31/06)
	PIMCO Emerging Markets Bond Portfolio Advisor Class	8.30%
....	JPMorgan Emerging Markets Bond Index Global±	8.27%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan Emerging Markets Bond Index Global is an unmanaged index which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,106.30	$1,019.66
Expenses Paid During Period†	$5.84	$5.60

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets.

»

An overweight position in Brazil benefited performance as political and economic stability in the country helped the country’s bonds. Ratings upgrades from S&P and Fitch of Brazilian debt and external debt buybacks benefited performance of the country’s bonds during the period as spreads narrowed.

»

An underweight position in Ecuador in the fourth quarter of 2006 benefited performance. Ecuadorian debt sold off sharply toward year-end, after President-elect Rafael Correa continued with his antagonistic rhetoric pertaining to his plans regarding debt servicing.

»	An underweight to exposure to Turkish bonds benefited performance, especially in the second quarter, as Turkish spreads widened.

»	A slight above benchmark spread duration in the second half of the year benefited performance. Emerging market spreads tightened over the course of the year and narrowed in the second half of 2006.

»	A strategic allocation to emerging market currencies benefited performance as emerging market currencies strengthened against the dollar in 2006.

»	Overweighting exposure to Russian bonds detracted from relative performance as Russian bonds underperformed during the period.

»	Underweighting exposure to Philippines’ bonds detracted from performance as the country’s bonds outperformed during the period.

4	PIMCO Variable Insurance Trust

Financial Highlights Emerging Markets Bond Portfolio

Selected Per Share Data for the Period Ended:	3/31/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$13.59
Net investment income (a)	0.52
Net realized/unrealized gain on investments (a)	0.58
Total income from investment operations	1.10
Dividends from net investment income	(0.54)
Distributions from net realized capital gains	(0.19)
Total distributions	(0.73)
Net asset value end of period	$13.96
Total return	8.30%
Net assets end of period (000s)	$469
Ratio of expenses to average net assets	1.10%*
Ratio of expenses to average net assets excluding interest expense	1.10%*
Ratio of net investment income to average net assets	4.99%*
Portfolio turnover rate	283%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$212,519
Cash	3
Foreign currency, at value	92
Receivable for Portfolio shares sold	1,156
Interest and dividends receivable	3,441
Swap premiums paid	179
Unrealized appreciation on forward foreign currency contracts	128
Unrealized appreciation on swap agreements	2,453
219,971

Liabilities:
Payable for investments purchased on a delayed-delivery basis	$11,672
Payable for Portfolio shares redeemed	71
Accrued investment advisory fee	83
Accrued administration fee	74
Accrued servicing fee	25
Variation margin payable	28
Swap premiums received	26
Unrealized depreciation on forward foreign currency contracts	30
Unrealized depreciation on swap agreements	195
12,204

Net Assets	$207,767

Net Assets Consist of:
Paid in capital	$192,147
Undistributed net investment income	2,343
Accumulated undistributed net realized gain	3,336
Net unrealized appreciation	9,941
$207,767

Net Assets:
Administrative Class	$207,298
Advisor Class	469

Shares Issued and Outstanding:
Administrative Class	14,853
Advisor Class	34

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$13.96
Advisor Class	13.96

Cost of Investments Owned	$205,030
Cost of Foreign Currency Held	$92

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$10,539
Miscellaneous income	2
Total Income	10,541

Expenses:
Investment advisory fees	771
Administration fees	685
Servicing fees – Administrative Class	257
Trustees’ fees	3
Total Expenses	1,716

Net Investment Income	8,825

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,361
Net realized gain on futures contracts, options and swaps	559
Net realized (loss) on foreign currency transactions	(154)
Net change in unrealized appreciation on investments	590
Net change in unrealized appreciation on futures contracts, options and swaps	1,821
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	81
Net Gain	7,258

Net Increase in Net Assets Resulting from Operations	$16,083

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,825	$4,299
Net realized gain	4,766	2,037
Net change in unrealized appreciation	2,492	3,223
Net increase resulting from operations	16,083	9,559

Distributions to Shareholders:
From net investment income
Administrative Class	(9,150)	(4,422)
Advisor Class	(8)	0
From net realized capital gains
Administrative Class	(2,742)	(2,330)
Advisor Class	(6)	0

Total Distributions	(11,906)	(6,752)

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	97,460	67,244
Advisor Class	481	0
Issued as reinvestment of distributions
Administrative Class	11,892	6,752
Advisor Class	14	0
Cost of shares redeemed
Administrative Class	(39,361)	(8,259)
Advisor Class	(38)	0
Net increase resulting from Portfolio share transactions	70,448	65,737

Total Increase in Net Assets	74,625	68,544

Net Assets:
Beginning of period	133,142	64,598
End of period*	$207,767	$133,142

*Including undistributed net investment income of:	$2,343	$2,324

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Emerging Markets Bond Portfolio	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
ARGENTINA 3.6%
Argentina Bonos
2.000% due 09/30/2014	ARS	10,000	$3,600
5.590% due 08/03/2012		$5,370	3,926

Total Argentina (Cost $7,276)			7,526

BRAZIL 23.0%
Brazilian Government International Bond
7.125% due 01/20/2037		$220	237
7.875% due 03/07/2015		3,625	4,047
8.000% due 01/15/2018		2,958	3,297
8.250% due 01/20/2034		5,690	6,913
8.750% due 02/04/2025		1,700	2,104
8.875% due 10/14/2019		2,250	2,751
8.875% due 04/15/2024		350	437
10.000% due 08/07/2011		750	887
10.125% due 05/15/2027		1,740	2,449
10.250% due 06/17/2013		50	62
10.500% due 07/14/2014		2,585	3,276
11.000% due 01/11/2012		1,160	1,430
11.000% due 08/17/2040		12,296	16,308
12.500% due 01/05/2022	BRL	2,275	1,212

CSN Islands VII Corp.
10.750% due 09/12/2008		$200	216

Embraer Overseas Ltd.
6.375% due 01/24/2017		300	301

Empresa Energetica de Sergipe and Sociedade
Anonima de Eletrificaao da Paraiba
10.500% due 07/19/2013		200	206

Petrobras International Finance Co.
7.750% due 09/15/2014		250	279

Vale Overseas Ltd.
6.250% due 01/23/2017		500	505
6.875% due 11/21/2036		700	721

Total Brazil (Cost $44,203)			47,638

CAYMAN ISLANDS 0.1%
Banco Mercantil del Norte S.A.
5.875% due 02/17/2014		$145	146

Total Cayman Islands (Cost $145)			146

CHILE 0.7%
Chile Government International Bond
5.625% due 07/23/2007		$915	919

Corp. Nacional del Cobre de Chile – CODELCO
5.625% due 09/21/2035		200	191
6.150% due 10/24/2036		200	206

Empresa Nacional de Electricidad S.A.
8.350% due 08/01/2013		200	227

Total Chile (Cost $1,542)			1,543

CHINA 0.7%
China Development Bank
5.000% due 10/15/2015		$500	487

Export-Import Bank of China
4.875% due 07/21/2015		550	534

Sino-Forest Corp.
9.125% due 08/17/2011		500	542

Total China (Cost $1,570)			1,563

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COLOMBIA 3.3%
Colombia Government International Bond
7.375% due 01/27/2017	$1,500	$1,616
7.375% due 09/18/2037	700	753
8.250% due 12/22/2014	2,825	3,220
9.750% due 04/23/2009	220	241
10.000% due 01/23/2012	100	118
10.375% due 01/28/2033	225	324
10.750% due 01/15/2013	400	497

Total Colombia (Cost $6,459)		6,769

EGYPT 0.2%
Petroleum Export Ltd.
5.265% due 06/15/2011	$533	522

Total Egypt (Cost $531)		522

EL SALVADOR 0.4%
AES El Salvador Trust
6.750% due 02/01/2016	$700	700

El Salvador Government International Bond
8.500% due 07/25/2011	150	166

Total El Salvador (Cost $843)		866

GUATEMALA 0.3%
Guatemala Government Bond
9.250% due 08/01/2013	$570	670

Total Guatemala (Cost $570)		670

INDONESIA 0.6%
Indonesia Government International Bond
6.875% due 03/09/2017	$1,200	1,278

Total Indonesia (Cost $1,188)		1,278

KAZAKHSTAN 1.6%
ATF Bank JSC
9.000% due 05/11/2016	$150	146

Intergas Finance BV
6.875% due 11/04/2011	600	622

Kazakhstan Temir Zholy Finance BV
6.500% due 05/11/2011	300	304

Kazkommerts International BV
8.500% due 04/16/2013	225	241

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	2,000	2,012

Total Kazakhstan (Cost $3,313)		3,325

LUXEMBOURG 0.7%
Gaz Capital for Gazprom
6.212% due 11/22/2016	$1,000	1,010

TNK-BP Finance S.A.
7.500% due 07/18/2016	500	536

Total Luxembourg (Cost $1,521)		1,546

MALAYSIA 0.6%
Malaysia Government International Bond
7.500% due 07/15/2011	$325	354
8.750% due 06/01/2009	120	129

Petronas Capital Ltd.
7.000% due 05/22/2012	325	351

Tenaga Nasional Bhd.
7.500% due 11/01/2025	250	296

TNB Capital Ltd.
5.250% due 05/05/2015	100	99

Total Malaysia (Cost $1,241)		1,229

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
MEXICO 12.9%
America Movil S.A. de C.V.
5.500% due 03/01/2014		$200	$196
5.750% due 01/15/2015		200	198
8.460% due 12/18/2036	MXN	5,400	495

Desarrolladora Homex S.A. de C.V.
7.500% due 09/28/2015		$800	820

Mexico Government International Bond
5.625% due 01/15/2017		400	402
6.750% due 09/27/2034		1,200	1,299
7.500% due 04/08/2033		2,460	2,909
8.125% due 12/30/2019		824	1,003
8.300% due 08/15/2031		2,615	3,350
11.375% due 09/15/2016		25	36

Pemex Project Funding Master Trust
5.750% due 12/15/2015		7,500	7,457
6.625% due 06/15/2035		250	256
7.375% due 12/15/2014		4,930	5,440
8.000% due 11/15/2011		250	276
8.625% due 02/01/2022		1,200	1,486
9.250% due 03/30/2018		977	1,234

Total Mexico (Cost $25,966)			26,857

MOROCCO 0.1%
Kingdom of Morocco
4.720% due 01/05/2009		$125	126

Total Morocco (Cost $120)			126

NETHERLANDS 0.1%
HSBK Europe BV
7.750% due 05/13/2013		$100	106

Total Netherlands (Cost $100)			106

PAKISTAN 0.8%
Pakistan Government International Bond
7.125% due 03/31/2016		$1,550	1,628

Total Pakistan (Cost $1,535)			1,628

PANAMA 3.7%
Panama Government International Bond
7.125% due 01/29/2026		$2,165	2,349
7.250% due 03/15/2015		1,150	1,251
8.875% due 09/30/2027		80	102
9.375% due 07/23/2012		2,910	3,427
9.375% due 04/01/2029		200	268
9.625% due 02/08/2011		210	240

Total Panama (Cost $7,264)			7,637

PERU 2.3%
Peru Government International Bond
5.000% due 03/07/2017		$1,634	1,630
7.350% due 07/21/2025		500	568
9.125% due 01/15/2008		650	678
9.125% due 02/21/2012		1,570	1,821

Southern Copper Corp.
7.500% due 07/27/2035		100	109

Total Peru (Cost $4,556)			4,806

QATAR 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		$250	240

Total Qatar (Cost $250)			240

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
RUSSIA 14.2%
Gaz Capital for Gazprom
5.875% due 06/01/2015	EUR	200	$277
8.625% due 04/28/2034		$2,000	2,575

Gazinvest Luxembourg S.A. for Gazprombank
7.250% due 10/30/2008		1,000	1,029

Gazprom International S.A.
7.201% due 02/01/2020		850	898

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	158

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013		6,810	8,149

RSHB Capital AG S.A. for OJSC Russian
Agricultural Bank
7.175% due 05/16/2013		1,900	2,007

Russia Government International Bond
5.000% due 03/31/2030		7,185	8,129

Sistema Finance S.A.
10.250% due 04/14/2008		500	526

TNK-BP Finance S.A.
7.500% due 07/18/2016		2,100	2,239

UBS Luxembourg S.A. for OJSC
Vimpel Communications
8.375% due 10/22/2011		350	374

UBS Luxembourg S.A. for Sberbank
6.230% due 02/11/2015		1,000	1,017

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		1,000	1,002
6.115% due 09/21/2007		1,000	1,003

Total Russia (Cost $28,651)			29,383

SOUTH AFRICA 1.6%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	546
6.500% due 06/02/2014		$750	790
7.375% due 04/25/2012		310	334
8.500% due 06/23/2017		1,300	1,580

Total South Africa (Cost $3,145)			3,250

SOUTH KOREA 0.1%
Industrial Bank of Korea
4.000% due 05/19/2014		$110	107

Korea Development Bank
5.750% due 09/10/2013		15	15

KT Corp.
4.875% due 07/15/2015		100	96

Total South Korea (Cost $223)			218

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
TUNISIA 0.9%
Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	500	$666
7.375% due 04/25/2012		$1,050	1,142

Total Tunisia (Cost $1,742)			1,808

UKRAINE 2.6%
Dresdner Bank AG for Kyivstar GSM
7.750% due 04/27/2012		$1,000	1,036

Ukraine Government International Bond
4.950% due 10/13/2015	EUR	300	381
6.875% due 03/04/2011		$800	824
7.650% due 06/11/2013		1,800	1,942
8.902% due 08/05/2009		1,150	1,223
11.000% due 03/15/2007		67	68

Total Ukraine (Cost $5,305)			5,474

UNITED STATES 0.5%
C5 Capital SPV Ltd.
6.196% due 12/01/2049		$100	100

C10 Capital SPV Ltd.
6.722% due 12/01/2049		600	601

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		500	497

Total United States (Cost $1,200)			1,198

URUGUAY 1.4%
Uruguay Government International Bond
7.625% due 03/21/2036		$300	332
8.000% due 11/18/2022		2,122	2,418
9.250% due 05/17/2017		200	246

Total Uruguay (Cost $2,798)			2,996

VENEZUELA 6.1%
Venezuela Government International Bond
5.375% due 08/07/2010		$3,850	3,792
5.750% due 02/26/2016		770	734
6.000% due 12/09/2020		1,800	1,688
6.374% due 04/20/2011		1,450	1,445
7.650% due 04/21/2025		325	355
8.500% due 10/08/2014		500	567
9.250% due 09/15/2027		905	1,156
9.375% due 01/13/2034		450	595
10.750% due 09/19/2013		1,850	2,303

Total Venezuela (Cost $12,236)			12,635

VIETNAM 0.1%
Socialist Republic of Vietnam
6.875% due 01/15/2016		$100	108

Total Vietnam (Cost $98)			108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 19.0%

COMMERCIAL PAPER 17.0%
Barclays U.S. Funding Corp.
5.260% due 03/26/2007	$9,800	$9,676

Danske Corp.
5.240% due 01/30/2007	1,500	1,494

IXIS Commercial Paper Corp.
5.245% due 01/26/2007	5,300	5,282

Svenska Handelsbanken, Inc.
5.235% due 03/05/2007	1,300	1,288

UBS Finance Delaware LLC
5.280% due 01/02/2007	6,400	6,400

Unicredito Italiano SpA
5.250% due 01/19/2007	5,300	5,288

Westpac Capital Corp.
5.210% due 03/29/2007	1,500	1,480
5.245% due 01/24/2007	4,500	4,486

		35,394

REPURCHASE AGREEMENTS 1.7%
State Street Bank and Trust Co.
4.900% due 01/02/2007	3,515	3,515

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $3,589. Repurchase proceeds are $3,517.)

U.S. TREASURY BILLS 0.3%
4.818% due 03/01/2007 - 03/15/2007 (a)(c)	525	519

Total Short-Term Instruments (Cost $39,438)		39,428

Purchased Options (e) 0.0% (Cost $1)		0

Total Investments (b) 102.3% (Cost $205,030)		$212,519

Other Assets and Liabilities (Net) (2.3%)		(4,752)

Net Assets 100.0%		$207,767

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) As of December 31, 2006, portfolio securities with an aggregate value of $2,408 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(c) Securities with an aggregate market value of $519 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	54	$(3)
90-Day Eurodollar December Futures	Long	12/2008	7	4
90-Day Eurodollar June Futures	Long	06/2007	227	(25)
90-Day Eurodollar June Futures	Long	06/2008	22	(10)
90-Day Eurodollar March Futures	Long	03/2008	54	5
90-Day Eurodollar March Futures	Long	03/2009	220	95
90-Day Eurodollar September Futures	Long	09/2007	32	2
90-Day Eurodollar September Futures	Long	09/2008	103	26

				$94

(d) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	1.700%		03/20/2011	$500	$8
Barclays Bank PLC	Multiple Reference Entities of Gazprom	Sell	0.940%		05/20/2011	2,500	27
Barclays Bank PLC	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.650%		07/20/2011	800	31
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.360%		08/20/2011	2,000	49
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.370%		08/20/2011	1,000	25
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.700%		09/20/2011	1,000	25
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.400%		12/20/2011	500	5
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.170%	)	08/20/2016	1,000	(54)
Barclays Bank PLC	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.150%	)	08/20/2016	1,000	(52)
Barclays Bank PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.320%		12/20/2016	1,000	35
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.580%		12/20/2011	100	2
Citibank N.A.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.290%		12/20/2016	200	7
Goldman Sachs & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.700%		03/20/2007	75	0
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%		02/20/2007	500	0
JPMorgan Chase & Co.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.390%		08/20/2011	1,000	26
JPMorgan Chase & Co.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.050%		09/20/2011	750	30
JPMorgan Chase & Co.	Mexico Government International Bond 11.500% due 05/15/2026	Sell	2.840%		01/04/2013	1,600	218
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	1.500%		04/20/2016	1,000	35
JPMorgan Chase & Co.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	1.130%		04/20/2016	1,400	31
JPMorgan Chase & Co.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.190%	)	08/20/2016	1,000	(55)
JPMorgan Chase & Co.	Cemex SAB de C.V. 9.625% due 10/01/2009	Sell	1.050%		12/20/2016	500	9
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.770%		06/20/2011	500	18
Lehman Brothers, Inc.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	0.800%		07/20/2011	261	3
Lehman Brothers, Inc.	Ecuador Government International Bond 10.000% due 08/15/2030	Buy	(4.650%	)	10/20/2011	500	96

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers, Inc.	Dow Jones CDX N.A. EM6 Index	Sell	1.400%		12/20/2011	$5,200	$84
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.520%		12/20/2011	1,000	16
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.020%		07/20/2013	290	15
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.550%		03/20/2014	350	44
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.330%		03/20/2016	1,000	24
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	3.160%		10/02/2013	450	70
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.310%		01/21/2014	525	60
Morgan Stanley	Ecuador Government International Bond 10.000% due 08/15/2030	Buy	(2.420%	)	09/20/2008	1,000	158
Morgan Stanley	Colombia Government International Bond 10.375% due 01/28/2033	Sell	0.760%		03/20/2010	250	1
Morgan Stanley	Turkey Government International Bond 11.875% due 01/15/2030	Buy	(2.200%	)	10/20/2010	200	(8)
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	1,000	16
Morgan Stanley	Peru Government International Bond 8.750% due 11/21/2033	Sell	1.220%		10/20/2011	500	9
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	2.100%		08/20/2016	250	12
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.350%		08/20/2016	1,000	26
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.525%		12/20/2011	1,400	23
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.385%		09/20/2016	200	8
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.480%		09/20/2016	1,000	47
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	2.345%		12/20/2016	100	4
UBS AG	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.870%		06/20/2011	200	8
UBS AG	Multiple Reference Entities of Gazprom	Sell	0.945%		10/20/2011	4,000	43

							$1,179

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL-CDI-Compounded	Pay	15.060%	01/02/2009	BRL	800	$15
Barclays Bank PLC	BRL-CDI-Compounded	Pay	15.125%	01/02/2009		700	14
Goldman Sachs & Co.	BRL-CDI-Compounded	Pay	14.280%	01/04/2010		1,500	26
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	15.160%	01/02/2009		700	14
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	13.840%	01/04/2010		4,600	60
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	14.360%	01/04/2010		1,500	27
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		16,700	51
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.780%	08/03/2016	MXN	3,400	20
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.770%	08/03/2016		3,400	20
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		117,100	520
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.900%	09/22/2016		22,000	143
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		1,000	3
Goldman Sachs & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.865%	09/12/2016		5,000	32
JPMorgan Chase & Co.	28-Day Mexico Interbank TIIE Banxico	Pay	8.910%	07/26/2016		13,000	87
Merrill Lynch & Co., Inc.	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016		11,000	48
Morgan Stanley	28-Day Mexico Interbank TIIE Banxico	Pay	9.920%	08/12/2015		2,000	25
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2017		$600	(13)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2017		600	(13)

							$1,079

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(e) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.250	06/18/2007	70	$1	$0
Put - CME 90-Day Eurodollar September Futures	90.750	09/17/2007	65	0	0

				$1	$0

(f) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,411	05/2007	$12	$0	$12
Buy		3,086	06/2007	28	0	28
Buy	CLP	30,502	02/2007	0	0	0
Buy		19,000	05/2007	0	0	0
Buy		9,500	06/2007	0	0	0
Buy	CNY	5,553	03/2007	1	0	1
Buy		896	09/2007	3	0	3
Sell	EUR	1,412	01/2007	21	0	21
Buy	IDR	3,359,122	02/2007	15	0	15
Buy	INR	7,925	03/2007	6	0	6
Buy		1,143	05/2007	0	0	0
Buy	JPY	208,025	02/2007	0	(24)	(24)
Buy	KRW	75,826	02/2007	2	0	2
Buy		314,285	03/2007	6	0	6
Buy	MXN	303	01/2007	1	0	1
Buy		565	04/2007	1	0	1
Buy	PLN	973	04/2007	11	0	11
Buy	RUB	3,740	01/2007	2	0	2
Buy		30,930	09/2007	11	(1)	10
Buy		20,948	12/2007	0	(3)	(3)
Buy	SGD	345	01/2007	3	0	3
Buy		440	02/2007	4	0	4
Buy	TWD	7,390	01/2007	0	0	0
Sell		7,390	01/2007	0	0	0
Buy		5,110	02/2007	0	(2)	(2)
Buy		7,390	03/2007	0	0	0
Buy	ZAR	792	06/2007	1	0	1

				$128	$(30)	$98

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
ARS	Argentine Peso	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the

Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

16	PIMCO Variable Insurance Trust

December 31, 2006

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$34,094	$32,931	$431,501	$385,385

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Premium
Balance at 12/31/2005	0	$0
Sales	306	75
Closing Buys	0	0
Expirations	(235)	(42)
Exercised	(71)	(33)
Balance at 12/31/2006	0	$0

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 4,221	$ 2,421	$ 9,306
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (207)	$ 0	$ (121)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 205,421	$ 7,261	$ (163)	$ 7,098

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 11,658	$ 248	$ 0
12/31/2005	6,432	320	0

(5) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	7,144	$97,480	4,972	$67,244
Advisor Class	36	481	0	0
Issued as reinvestment of distributions
Administrative Class	865	11,892	500	6,752
Advisor Class	1	14	0	0
Cost of shares redeemed
Administrative Class	(2,902)	(39,361)	(618)	(8,259)
Advisor Class	(3)	(38)	0	0
Net increase resulting from Portfolio share transactions	5,141	$70,448	4,854	$65,737

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	5	89
Advisor Class	1	97

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

18	PIMCO Variable Insurance Trust

December 31, 2006

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	20

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	21

Management of the Trust  (Unaudited) (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement  (Unaudited) (Cont.)

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio (U.S. Dollar-Hedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2006

                             PIMCO
                     Foreign Bond Portfolio      JPMorgan GBI Global
                      (U.S. Dollar-Hedged)          ex-US Index
                      Administrative Class          Hedged in USD
                     ----------------------      -------------------
02/28/1999                $10,000                      $10,000
03/31/1999                 10,069                       10,119
04/30/1999                 10,186                       10,248
05/31/1999                 10,075                       10,205
06/30/1999                  9,857                       10,047
07/31/1999                  9,787                       10,021
08/31/1999                  9,706                       10,039
09/30/1999                  9,693                       10,077
10/31/1999                  9,870                       10,102
11/30/1999                  9,868                       10,160
12/31/1999                  9,942                       10,191
01/31/2000                  9,964                       10,192
02/29/2000                  9,997                       10,267
03/31/2000                 10,119                       10,417
04/30/2000                 10,170                       10,473
05/31/2000                 10,210                       10,557
06/30/2000                 10,286                       10,608
07/31/2000                 10,351                       10,684
08/31/2000                 10,356                       10,686
09/30/2000                 10,392                       10,778
10/31/2000                 10,400                       10,865
11/30/2000                 10,570                       11,058
12/31/2000                 10,773                       11,180
01/31/2001                 10,919                       11,313
02/28/2001                 11,019                       11,410
03/31/2001                 11,146                       11,496
04/30/2001                 11,051                       11,418
05/31/2001                 11,115                       11,478
06/30/2001                 11,174                       11,541
07/31/2001                 11,322                       11,646
08/31/2001                 11,425                       11,744
09/30/2001                 11,433                       11,792
10/31/2001                 11,756                       12,008
11/30/2001                 11,649                       11,956
12/31/2001                 11,591                       11,857
01/31/2002                 11,671                       11,870
02/28/2002                 11,705                       11,881
03/31/2002                 11,672                       11,820
04/30/2002                 11,783                       11,916
05/31/2002                 11,776                       11,931
06/30/2002                 11,962                       12,085
07/31/2002                 12,045                       12,202
08/31/2002                 12,158                       12,349
09/30/2002                 12,285                       12,490
10/31/2002                 12,301                       12,484
11/30/2002                 12,376                       12,507
12/31/2002                 12,540                       12,687
01/31/2003                 12,699                       12,787
02/28/2003                 12,847                       12,875
03/31/2003                 12,774                       12,859
04/30/2003                 12,829                       12,888
05/31/2003                 13,003                       13,092
06/30/2003                 12,964                       13,024
07/31/2003                 12,800                       12,880
08/31/2003                 12,699                       12,787
09/30/2003                 12,816                       12,927
10/31/2003                 12,693                       12,807
11/30/2003                 12,684                       12,818
12/31/2003                 12,823                       12,938
01/31/2004                 12,864                       12,996
02/29/2004                 12,977                       13,120
03/31/2004                 13,003                       13,156
04/30/2004                 12,973                       13,053
05/31/2004                 12,955                       13,031
06/30/2004                 12,932                       13,014
07/31/2004                 12,978                       13,067
08/31/2004                 13,128                       13,251
09/30/2004                 13,174                       13,327
10/31/2004                 13,262                       13,412
11/30/2004                 13,454                       13,528
12/31/2004                 13,536                       13,612
01/31/2005                 13,649                       13,745
02/28/2005                 13,599                       13,679
03/31/2005                 13,715                       13,783
04/30/2005                 13,875                       13,957
05/31/2005                 13,969                       14,073
06/30/2005                 14,091                       14,225
07/31/2005                 14,053                       14,162
08/31/2005                 14,164                       14,277
09/30/2005                 14,145                       14,261
10/31/2005                 14,056                       14,188
11/30/2005                 14,090                       14,267
12/31/2005                 14,233                       14,374
01/31/2006                 14,200                       14,347
02/28/2006                 14,262                       14,380
03/31/2006                 14,149                       14,254
04/30/2006                 14,079                       14,173
05/31/2006                 14,144                       14,256
06/30/2006                 14,129                       14,250
07/31/2006                 14,267                       14,394
08/31/2006                 14,435                       14,640
09/30/2006                 14,506                       14,732
10/31/2006                 14,563                       14,794
11/30/2006                 14,649                       14,891
12/31/2006                 14,545                       14,819

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	60.4%
Germany	12.5%
Japan	8.5%
United Kingdom	8.4%
Short-Term Instruments	1.5%
Other	8.7%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (02/16/99)*
	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	2.19%	4.64%	4.85%
....	JPMorgan GBI Global ex-US Index Hedged in USD±	3.10%	4.56%	5.15%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. Dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,029.42	$1,020.67
Expenses Paid During Period†	$4.60	$4.58

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An underweight to shorter maturities and a curve flattening bias in the Eurozone benefited returns as interest rates increased and the curve flattened.

»	An overweight to U.S. duration and a curve steepening bias detracted from relative returns as these yields rose and the curve flattened over the year.

»	An overweight to mortgage-backed securities benefited performance as this sector outperformed relative to U.S. Treasuries given strong investor demand for their high quality yields.

»

A curve steepening bias in the U.K. detracted from returns as near maturity U.K. yields rose on expectations of further interest rate hikes, while at the long end, the yield curve inverted further on strong pension related buying.

»	An underweight to Japanese bonds and a curve flattening bias benefited returns as near maturity yields rose and the curve flattened.

»	A long position in the Japanese yen versus the U.S. dollar detracted from returns as the yen fell during the twelve-month period.

4	PIMCO Variable Insurance Trust

Financial Highlights Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$10.34	$10.15	$10.03	$10.07	$9.69
Net investment income (a)	0.36	0.28	0.23	0.26	0.36
Net realized/unrealized gain (loss) on investments (a)	(0.14)	0.24	0.33	(0.03)	0.42
Total income from investment operations	0.22	0.52	0.56	0.23	0.78
Dividends from net investment income	(0.33)	(0.25)	(0.21)	(0.27)	(0.36)
Distributions from net realized capital gains	(0.13)	(0.08)	(0.23)	0.00	(0.04)
Total distributions	(0.46)	(0.33)	(0.44)	(0.27)	(0.40)
Net asset value end of year	$10.10	$10.34	$10.15	$10.03	$10.07
Total return	2.19%	5.15%	5.56%	2.26%	8.19%
Net assets end of year (000s)	$61,193	$49,640	$38,141	$32,355	$16,776
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.93%	0.93	%(b)
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90	%(b)
Ratio of net investment income to average net assets	3.55%	2.70%	2.26%	2.53%	3.67%
Portfolio turnover rate	281%	453%	515%	600%	321%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.94%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$100,472
Cash	152
Foreign currency, at value	1,119
Receivable for investments sold	12,175
Receivable for Portfolio shares sold	335
Interest and dividends receivable	999
Swap premiums paid	571
Unrealized appreciation on forward foreign currency contracts	315
Unrealized appreciation on swap agreements	525
116,663

Liabilities:
Payable for investments purchased	$35,053
Payable for investments purchased on a delayed-delivery basis	6,792
Payable for Portfolio shares redeemed	495
Payable for short sales	11,633
Written options outstanding	359
Accrued investment advisory fee	14
Accrued administration fee	27
Accrued servicing fee	7
Variation margin payable	54
Swap premiums received	373
Unrealized depreciation on forward foreign currency contracts	69
Unrealized depreciation on swap agreements	580
55,456

Net Assets	$61,207

Net Assets Consist of:
Paid in capital	$61,138
Undistributed net investment income	(903)
Accumulated undistributed net realized (loss)	(69)
Net unrealized appreciation	1,041
$61,207

Net Assets:
Institutional Class	$14
Administrative Class	61,193

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	6,060

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.10
Administrative Class	10.10

Cost of Investments Owned	$99,327
Cost of Foreign Currency Held	$1,123
Proceeds Received on Short Sales	$11,726
Premiums Received on Written Options	$275

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$2,351
Dividends	59
Miscellaneous income	3
Total Income	2,413

Expenses:
Investment advisory fees	136
Administration fees	271
Servicing fees – Administrative Class	81
Trustees’ fees	1
Total Expenses	489

Net Investment Income	1,924

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(188)
Net realized gain on futures contracts, options and swaps	475
Net realized (loss) on foreign currency transactions	(1,508)
Net change in unrealized appreciation on investments	557
Net change in unrealized (depreciation) on futures contracts, options and swaps	(415)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	349
Net (Loss)	(730)

Net Increase in Net Assets Resulting from Operations	$1,194

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,924	$1,202
Net realized gain (loss)	(1,221)	2,973
Net change in unrealized appreciation (depreciation)	491	(1,986)
Net increase resulting from operations	1,194	2,189

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	0
Administrative Class	(1,778)	(1,087)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(735)	(365)

Total Distributions	(2,514)	(1,452)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	24,018	17,519
Issued as reinvestment of distributions
Institutional Class	1	0
Administrative Class	2,512	1,452
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(13,658)	(8,208)
Net increase resulting from Portfolio share transactions	12,873	10,763

Total Increase in Net Assets	11,553	11,500

Net Assets:
Beginning of period	49,654	38,154
End of period*	$61,207	$49,654

*Including undistributed net investment income of:	$(903)	$501

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 0.0%
Medallion Trust
5.602% due 07/12/2031		$12	$13

Total Australia (Cost $12)			13

AUSTRIA 0.9%
Austria Government Bond
3.800% due 10/20/2013	EUR	100	131
5.250% due 01/04/2011		300	415

Total Austria (Cost $439)			546

CANADA 0.3%
Province of Ontario
6.200% due 06/02/2031	CAD	200	212

Total Canada (Cost $221)			212

CAYMAN ISLANDS 1.0%
MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		$200	204

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		100	99
Transocean, Inc.
5.566% due 09/05/2008		100	100

Vita Capital Ltd.
6.710% due 01/01/2007		250	250

Total Cayman Islands (Cost $650)			653

DENMARK 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	63	12

Total Denmark (Cost $7)			12

FINLAND 0.2%
Nordea Bank Finland
5.308% due 05/28/2008		$100	100

Total Finland (Cost $100)			100

FRANCE 1.7%
France Government Bond
4.000% due 10/25/2009	EUR	30	40
5.500% due 04/25/2010		110	152
5.750% due 10/25/2032		500	827

Total France (Cost $959)			1,019

GERMANY 20.5%
Amadeus Global Travel Distribution S.A.
5.813% due 04/08/2013	EUR	50	67
6.628% due 04/08/2014		50	67

Landesbank Baden-Wurttemberg
5.500% due 04/02/2007		30	40

Republic of Germany
3.750% due 01/04/2015		400	521
4.250% due 07/04/2014		900	1,210
4.500% due 07/04/2009		10	13
4.750% due 07/04/2028		30	43
4.750% due 07/04/2034		100	146
5.250% due 07/04/2010		1,400	1,927
5.250% due 01/04/2011		1,500	2,075
5.500% due 01/04/2031		100	160
5.625% due 01/04/2028		2,650	4,236
6.250% due 01/04/2024		600	1,002
6.500% due 07/04/2027		590	1,034

Total Germany (Cost $11,334)			12,541

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
IRELAND 0.2%
Bank of Ireland
5.375% due 12/19/2008		$100	$100

Total Ireland (Cost $100)			100

ITALY 1.5%
Italy Buoni Poliennali Del Tesoro
4.250% due 11/01/2009	EUR	60	80
4.500% due 05/01/2009		360	481
5.500% due 11/01/2010		110	153

Seashell Securities PLC
3.826% due 07/25/2028		88	117

Telecom Italia SpA
5.625% due 02/01/2007		70	93

Total Italy (Cost $856)			924

JAPAN 14.0%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	127

Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	82

Japan Government Bond
0.700% due 09/20/2008	JPY	10,000	84
1.100% due 12/10/2016 (b)		200,000	1,670
1.500% due 03/20/2014		50,000	421
1.500% due 03/20/2015		48,000	401
1.600% due 06/20/2014		240,000	2,032
1.600% due 09/20/2014		60,000	507
2.300% due 05/20/2030		10,000	86
2.300% due 06/20/2035		70,000	591
2.400% due 03/20/2034		20,000	173
2.500% due 09/20/2035		160,000	1,408
2.500% due 06/20/2036		100,000	877

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049		$100	98

Total Japan (Cost $8,959)			8,557

JERSEY, CHANNEL ISLANDS 0.1%
Haus Ltd.
3.925% due 12/10/2037	EUR	41	53

Total Jersey, Channel Islands (Cost $39)			53

MEXICO 0.2%
America Movil S.A. de C.V.
5.466% due 06/27/2008		$100	100

Total Mexico (Cost $100)			100

NETHERLANDS 0.2%
Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009		$100	100

Total Netherlands (Cost $100)			100

RUSSIA 0.3%
VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		$200	200

Total Russia (Cost $200)			200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SPAIN 7.4%
Santander U.S. Debt S.A. Unipersonal
5.426% due 11/20/2009		$100	$100
5.428% due 02/06/2009		200	200

Spain Government Bond
4.000% due 01/31/2010	EUR	100	132
4.400% due 01/31/2015		1,800	2,443
5.150% due 07/30/2009		1,210	1,645

Total Spain (Cost $4,339)			4,520

UNITED KINGDOM 13.8%
HSBC Holdings PLC
6.500% due 05/02/2036		$400	432

Lloyds TSB Bank PLC
5.562% due 11/29/2049		100	87
5.625% due 07/15/2049	EUR	40	54

Royal Bank of Scotland Group PLC
5.770% due 07/06/2012		$100	100

United Kingdom Gilt
4.250% due 03/07/2011	GBP	2,100	3,991
4.750% due 06/07/2010		600	1,162
4.750% due 09/07/2015		700	1,367
5.000% due 03/07/2008		100	195
5.000% due 03/07/2012		500	980

Vodafone Group PLC
5.424% due 06/29/2007		$100	100

Total United Kingdom (Cost $8,231)			8,468

UNITED STATES 99.0%

ASSET-BACKED SECURITIES 9.3%
ACE Securities Corp.
5.370% due 07/25/2036		$158	158
5.370% due 08/25/2036		165	166

Amortizing Residential Collateral Trust
5.640% due 07/25/2032		1	1
5.700% due 10/25/2031		3	3

Amresco Residential Securities Mortgage Loan Trust
6.290% due 06/25/2029		1	1

Argent Securities, Inc.
5.470% due 02/25/2036		53	54

Asset-Backed Funding Certificates
5.380% due 01/25/2037		197	197

Bear Stearns Asset-Backed Securities, Inc.
5.420% due 12/25/2036		300	300

Centex Home Equity
5.400% due 06/25/2036		134	134

Citibank Credit Card Issuance Trust
5.435% due 03/20/2009		200	200

Citigroup Mortgage Loan Trust, Inc.
5.400% due 10/25/2036		188	188

Countrywide Asset-Backed Certificates
5.400% due 01/25/2037		162	162

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032		3	3

First Alliance Mortgage Loan Trust
5.580% due 12/20/2027		3	3

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036		194	195

GSR Mortgage Loan Trust
5.450% due 11/25/2030		76	76

Honda Auto Receivables Owner Trust
5.420% due 12/22/2008		100	100

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	$197	$197

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	200	200

IXIS Real Estate Capital Trust
5.410% due 08/25/2036	60	60

Long Beach Mortgage Loan Trust
5.630% due 10/25/2034	125	125

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	200	200

Morgan Stanley ABS Capital I
5.370% due 09/25/2036	187	187

Morgan Stanley Home Equity Loans
5.420% due 02/25/2036	180	180

New Century Home Equity Loan Trust
5.520% due 02/25/2036	300	300

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	165	165

Quest Trust
5.910% due 06/25/2034	17	17

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	107	107

Residential Asset Securities Corp.
5.360% due 08/25/2036	169	169
5.600% due 07/25/2032	10	10
5.620% due 04/25/2032	6	6

SACO I, Inc.
5.410% due 05/25/2036	54	54

Securitized Asset-Backed Receivables LLC Trust
5.410% due 03/25/2036	112	112
5.430% due 11/25/2036	300	300

SLM Student Loan Trust
5.387% due 01/26/2015	38	38

Soundview Home Equity Loan Trust
5.410% due 01/25/2037	300	300
5.520% due 04/25/2035	4	4

Structured Asset Investment Loan Trust
5.400% due 05/25/2036	293	293

Structured Asset Securities Corp.
5.370% due 10/25/2036	186	186
5.610% due 01/25/2033	4	4

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	114	114
5.580% due 10/25/2035	199	199
5.590% due 11/25/2035	200	201

		5,669

CORPORATE BONDS & NOTES 11.1%
American Express Credit Corp.
5.410% due 05/18/2009	100	100

American International Group, Inc.
5.365% due 06/23/2008	100	100

Bear Stearns Cos., Inc.
5.606% due 01/31/2011	200	201

BellSouth Corp.
5.474% due 08/15/2008	100	100

BNP Paribas
5.292% due 05/28/2008	200	200

CenterPoint Energy, Inc.
5.875% due 06/01/2008	100	100

Charter One Bank N.A.
5.430% due 04/24/2009	250	250

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CIT Group, Inc.
5.445% due 02/21/2008		$100	$100

Citigroup, Inc.
5.406% due 12/26/2008		100	100

CMS Energy Corp.
7.500% due 01/15/2009		100	104
8.900% due 07/15/2008		100	105

Comcast Corp.
5.674% due 07/14/2009		200	201

ConocoPhillips Australia Funding Co.
5.468% due 04/09/2009		200	200

CVS Corp.
5.750% due 08/15/2011		100	101

DaimlerChrysler N.A. Holding Corp.
5.750% due 05/18/2009		100	100

DR Horton, Inc.
6.000% due 04/15/2011		100	101

Ford Motor Credit Co.
7.875% due 06/15/2010		100	101

Fortis Bank
5.265% due 04/28/2008		100	100

Goldman Sachs Group, Inc.
5.406% due 12/23/2008		200	200
5.455% due 12/22/2008		100	100

HSBC Finance Corp.
5.375% due 05/21/2008		200	200
5.500% due 01/19/2016		200	201

International Lease Finance Corp.
5.400% due 02/15/2012		100	100

iStar Financial, Inc.
5.150% due 03/01/2012		100	97

JPMorgan & Co., Inc.
9.604% due 02/15/2012		10	10

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	100	87

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036		$100	104

KFW International Finance, Inc.
1.750% due 03/23/2010	JPY	11,000	95

Lehman Brothers Holdings, Inc.
5.415% due 12/23/2008		$300	300

Mandalay Resort Group
9.500% due 08/01/2008		100	106

Merck & Co., Inc.
4.750% due 03/01/2015		100	96

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008		300	300
5.414% due 10/23/2008		100	100

Mizuho JGB Investment LLC
9.870% due 12/29/2049		100	106

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	105

Morgan Stanley
5.485% due 02/09/2009		200	201
5.499% due 02/15/2007		100	100

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		100	102

Oracle Corp.
5.603% due 01/13/2009		100	100

Rabobank Capital Funding Trust
5.254% due 12/29/2049		100	97

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Safeway, Inc.
4.950% due 08/16/2010	$100	$98

SB Treasury Co. LLC
9.400% due 12/29/2049	100	106

Societe Generale NY
5.258% due 06/11/2007	200	200

Time Warner, Inc.
5.606% due 11/13/2009	100	100

Toyota Motor Credit Corp.
5.346% due 10/12/2007	100	100

U.S. Bancorp
5.380% due 04/28/2009	100	100

Unicredito Italiano NY
5.358% due 12/13/2007	100	100
5.370% due 12/03/2007	100	100

Valero Energy Corp.
4.750% due 06/15/2013	100	95

Wachovia Bank N.A.
5.406% due 03/23/2009	250	250

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	100	100

Wells Fargo Capital X
5.950% due 12/15/2086	100	98

Westpac Banking Corp.
5.310% due 06/06/2008	100	100

		6,818

MORTGAGE-BACKED SECURITIES 9.8%
Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	250	247

Banc of America Mortgage Securities
5.000% due 05/25/2034	189	186

Bear Stearns Alt-A Trust
5.510% due 02/25/2034	300	300

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	100	109

Countrywide Alternative Loan Trust
5.560% due 03/20/2046	254	255
5.630% due 02/25/2037	178	178

Countrywide Asset-Backed Certificates
5.430% due 06/25/2037	300	300

Countrywide Home Loan Mortgage Pass-Through Trust
5.580% due 05/25/2035	149	150
5.670% due 03/25/2035	304	305
5.680% due 02/25/2035	40	40

CS First Boston Mortgage Securities Corp.
5.900% due 08/25/2033	9	9
6.500% due 04/25/2033	9	9

CSAB Mortgage-Backed Trust
5.450% due 06/25/2036	55	55

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	82	82

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	90	91

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	119	119

Greenpoint Mortgage Funding Trust
5.430% due 01/25/2047	300	300

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	151	151

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Indymac Index Mortgage Loan Trust
5.430% due 07/25/2046	$144	$144

JPMorgan Mortgage Trust
4.500% due 08/25/2019	204	200
Mellon Residential Funding Corp.
5.790% due 12/15/2030	52	53

MLCC Mortgage Investors, Inc.
5.730% due 03/15/2025	18	18

Residential Accredit Loans, Inc.
5.560% due 04/25/2046	281	280

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	284	284
5.640% due 07/19/2034	24	24
5.680% due 09/19/2032	17	17
5.700% due 03/19/2034	33	33

TBW Mortgage-Backed Pass-Through Certificates
5.460% due 01/25/2037	200	200

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	198	198

Wachovia Bank Commercial Mortgage Trust
5.440% due 09/15/2021	293	293

Washington Mutual, Inc.
5.114% due 10/25/2032	5	5
5.580% due 04/25/2045	49	49
5.596% due 02/27/2034	29	30
5.620% due 12/25/2027	86	86
5.660% due 01/25/2045	44	44
5.807% due 06/25/2046	184	185
5.827% due 02/25/2046	523	526

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	118	115
4.950% due 03/25/2036	273	270
5.227% due 04/25/2036	82	82

		6,022

MUNICIPAL BONDS & NOTES 0.3%
Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	95	99

Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	105

		204

	SHARES
PREFERRED STOCKS 1.1%
DG Funding Trust
7.614% due 12/31/2049	65	685

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 63.1%
Fannie Mae
4.190% due 11/01/2034	$363	$360
4.677% due 05/25/2035	100	99
4.951% due 12/01/2034	53	53
5.000% due 09/01/2018 - 03/01/2036	614	595
5.470% due 03/25/2034	43	43
5.500% due 11/01/2016 - 01/01/2037	3,506	3,471
5.700% due 09/25/2042	87	87
5.958% due 10/01/2044	147	147
6.000% due 01/01/2037 - 07/25/2044	30,056	30,263

Freddie Mac
4.500% due 03/15/2016	600	588
4.690% due 03/01/2035	443	436
4.980% due 04/01/2035	413	410
5.000% due 08/15/2020 - 07/15/2025	892	885
5.500% due 06/12/2008	500	500
5.958% due 10/25/2044	300	302
6.530% due 11/26/2012	300	303
6.742% due 02/01/2029	29	30

Government National Mortgage Association
5.375% due 04/20/2028 - 06/20/2030	26	26

		38,598

U.S. TREASURY OBLIGATIONS 4.3%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	213	202
2.000% due 07/15/2014	321	312
3.375% due 01/15/2007	255	254
3.625% due 04/15/2028	125	151

U.S. Treasury Bonds
6.250% due 08/15/2023	200	230
7.875% due 02/15/2021	200	260
8.125% due 08/15/2019	300	392
8.125% due 05/15/2021	400	533
8.875% due 02/15/2019	100	137

U.S. Treasury Notes
4.250% due 08/15/2013	100	98

U.S. Treasury Strips
0.000% due 11/15/2021 (j)	100	48

		2,617

Total United States (Cost $60,839)		60,613

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CERTIFICATES OF DEPOSIT 0.3%
Countrywide Funding Corp.
5.360% due 08/16/2007	$200	$200

COMMERCIAL PAPER 0.8%
Bank of America Corp.
5.230% due 03/20/2007	200	198

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	300	292

		490

REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
4.900% due 01/02/2007	450	450

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $462. Repurchase proceeds are $450.)

U.S. TREASURY BILLS 0.6%
4.802% due 03/15/2007 (a)(d)	385	381

Total Short-Term Instruments (Cost $1,522)		1,521

Purchased Options (f) 0.4% (Cost $320)		220

Total Investments (c) 164.2% (Cost $99,327)		$100,472

Written Options (g) (0.6%) (Premiums $275)		(359)

Other Assets and Liabilities (Net) (63.6%)		(38,906)

Net Assets 100.0%		$61,207

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $4,545 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $381 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2007	27	$1
90-Day Eurodollar June Futures	Long	06/2008	11	(4)
90-Day Eurodollar March Futures	Long	03/2008	2	(1)
90-Day Eurodollar September Futures	Short	09/2007	2	2
Euro-Bobl 5-Year Notes March Futures	Long	03/2007	24	(45)
Euro-Bund 10-Year Note March Futures	Long	03/2007	58	(207)
Euro-Bund 10-Year Note March Futures	Short	03/2007	16	(3)
Japan Government 10-Year Bond March Futures	Long	03/2007	10	(28)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	17	(9)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	2	(1)
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	7	(13)

				$(308)

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016	EUR	100	$0
BNP Paribas Bank	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		200	0
Deutsche Bank AG	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		200	0
Goldman Sachs & Co.	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	13,000	1
Bank of America	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(0.890%	)	06/20/2011		$100	(1)
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012		100	0
Credit Suisse First Boston	Centerpoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008		100	0
Credit Suisse First Boston	DaimlerChrysler N.A. Holding Corp. 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009		100	0
Credit Suisse First Boston	Safeway, Inc. 4.950% due 08/16/2010	Buy	(0.300%	)	09/20/2010		100	0
Credit Suisse First Boston	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012		100	0
Deutsche Bank AG	Nationwide Health Properties, Inc. 6.500% due 07/15/2011	Buy	(0.620%	)	09/20/2011		100	0
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010		100	(1)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011		2,200	44
Lehman Brothers, Inc.	CVS Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011		100	0
Lehman Brothers, Inc.	Valero Energy Corp. 4.750% due 06/15/2013	Buy	(0.410%	)	06/20/2013		100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015		100	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.065%	)	08/20/2016		1,200	(55)
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.410%		06/20/2007		100	0
Royal Bank of Canada	JPMorgan Chase & Co. 6.750% due 02/01/2011	Buy	(0.310%	)	03/20/2016		100	0

								$(12)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		AUD 1,600	$(6)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(13)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	10
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		500	(3)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		300	4
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		300	(2)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		200	3
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		1,400	(5)
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		2,700	(59)
UBS AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,500	47
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015	CAD	200	(6)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		200	(3)
Citibank N.A.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012	EUR	200	9
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		200	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		4,880	(49)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(1)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		1,900	13
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		500	(5)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(7)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		100	4
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		200	2
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		100	(4)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		1,200	7
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	15
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		800	58
UBS AG	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	1,400	(54)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		400	9
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/18/2034		200	6
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		200	2
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		300	(2)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	6
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	(3)
HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,400	(59)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,000	(42)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		300	(5)
Goldman Sachs & Co.	3-Month HKD- LIBOR	Receive	4.235%	12/17/2008	HKD	7,100	(4)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016	JPY	140,000	3
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		100,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		1,030,000	8
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		50,000	(3)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		400,000	6
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.020%	05/18/2010		17,000	(4)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	1.300%	09/21/2011		40,000	1
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		350,000	(21)
Merrill Lynch & Co., Inc.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		50,000	(2)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		130,000	(10)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		220,000	10
UBS AG	6-Month JPY-LIBOR	Receive	0.800%	03/20/2012		50,000	(6)
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		190,000	(6)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$400	(5)
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		200	4
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		500	(7)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		800	7
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		3,400	74
Credit Suisse First Boston	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		700	12
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		200	2
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		500	(5)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		4,700	41
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		800	18
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		1,000	(22)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		3,900	(13)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		2,500	52
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		2,600	(29)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		200	2
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,900	43
UBS AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		900	(49)

							$(43)

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$102.000	02/23/2007	20	$0	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	3,500	$20	$3
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$4,000	15	12
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		2,000	8	6
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		3,300	13	15
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.750%	04/27/2009		200	10	18
Put - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	6.250%	04/27/2009		200	14	4
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		4,600	16	14
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.150%	05/08/2007		4,700	18	19
Call -OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.190%	05/09/2007		61,400	122	95
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		17,200	45	17
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		4,600	18	36

								$299	$239

Foreign Currency Options

Description		Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	121.000	01/15/2007	$300	$2	$0
Call - OTC U.S. dollar versus Japanese yen		120.000	09/26/2007	300	2	2
Call - OTC U.S. dollar versus Japanese yen		117.900	11/09/2007	600	6	8
Call - OTC U.S. dollar versus Japanese yen		117.500	11/19/2007	300	3	4
Call - OTC U.S. dollar versus Japanese yen		114.281	12/05/2007	300	4	8

					$17	$22

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2037	$102.000	03/06/2007	$3,000	$0	$0
Call - OTC Fannie Mae 5.000% due 03/01/2037	106.000	03/06/2007	7,000	1	0
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.000	03/06/2007	21,000	3	2

				$4	$2

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	$0.000	01/17/2007	$1,000	$0	$(14)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	03/20/2007	2,800	0	(27)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	0.000	05/10/2007	400	0	(2)

					$0	$(43)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

(g) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	1,000	$19	$5
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$2,000	16	16
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		1,000	9	7
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		1,400	13	20
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		2,000	16	22
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.280%	05/08/2007		2,000	18	26
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		13,700	127	196
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		3,700	40	27
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		1,500	17	40

								$275	$359

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(h) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2037	$10,000	$9,737	$9,656
Fannie Mae	5.500%	01/01/2037	2,000	1,989	1,977

				$11,726	$11,633

(i) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	678	01/2007	$7	$0	$7
Buy		343	02/2007	2	0	2
Buy	BRL	30	01/2007	0	0	0
Buy		84	05/2007	1	0	1
Buy		202	06/2007	2	0	2
Sell	CAD	536	01/2007	11	0	11
Buy	CLP	6,033	02/2007	0	0	0
Buy		4,000	06/2007	0	0	0
Buy	CNY	3,712	05/2007	1	0	1
Buy		5,292	11/2007	4	0	4
Sell	DKK	178	03/2007	0	0	0
Buy	EUR	298	01/2007	0	0	0
Sell		11,518	01/2007	169	0	169
Buy	GBP	204	01/2007	0	0	0
Sell		2,726	01/2007	2	(29)	(27)
Buy	HKD	475	01/2007	0	0	0
Buy	JPY	21,683	01/2007	0	(3)	(3)
Sell		254,870	01/2007	41	0	41
Sell		555,679	02/2007	65	0	65
Buy	KRW	278,085	02/2007	3	(1)	2
Buy		41,181	03/2007	1	0	1
Buy	MXN	1,779	01/2007	1	0	1
Buy		2,185	04/2007	2	0	2
Buy	NOK	499	01/2007	0	(2)	(2)
Buy		1,597	03/2007	0	(4)	(4)
Sell	NZD	757	01/2007	0	(21)	(21)
Sell		397	02/2007	0	(7)	(7)
Buy	PLN	47	04/2007	1	0	1
Buy		34	06/2007	0	0	0
Buy	RUB	339	01/2007	0	0	0
Buy		319	09/2007	0	0	0
Buy	SGD	176	01/2007	2	0	2
Buy	TWD	3,537	02/2007	0	(2)	(2)
Buy	ZAR	70	06/2007	0	0	0

				$315	$(69)	$246

(j) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Foreign Bond Portfolio U.S. Dollar-Hedged (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments

18	PIMCO Variable Insurance Trust

December 31, 2006

from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$108,259	$85,628	$93,182	$62,160

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	64	$7,000	GBP	0	$68
Sales	159	35,200		1,000	361
Closing Buys	0	(5,800)		0	(49)
Expirations	(179)	(9,100)		0	(87)
Exercised	(44)	0		0	(18)
Balance at 12/31/2006	0	$27,300	GBP	1,000	$275

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 861	$ 0	$667
Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$ (1,440)	$ (14)	$ (5)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2014.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 99,491	$ 1,942	$ (961)	$ 981

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 2,379	$ 135	$ 0
12/31/2005	1,452	0	0

(6) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,354	24,018	1,697	17,519
Issued as reinvestment of distributions
Institutional Class	0	1	0	0
Administrative Class	246	2,512	140	1,452
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(1,340)	(13,658)	(793)	(8,208)
Net increase resulting from Portfolio share transactions	1,260	$12,873	1,044	$10,763

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99	*
Administrative Class	5	87

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

20	PIMCO Variable Insurance Trust

December 31, 2006

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	9.93%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	2.17%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	23

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

26	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Foreign Bond Portfolio
(U.S. Dollar-Hedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2006

                   PIMCO Foreign Bond Portfolio       JPMorgan GBI Global
                       (U.S. Dollar-Hedged)                ex-US Index
                        Institutional Class              Hedged in USD
                   ----------------------------       -------------------
  04/30/2000                  $10,000                        $10,000
  05/31/2000                   10,041                         10,080
  06/30/2000                   10,115                         10,128
  07/31/2000                   10,181                         10,201
  08/31/2000                   10,187                         10,203
  09/30/2000                   10,223                         10,291
  10/31/2000                   10,232                         10,374
  11/30/2000                   10,401                         10,558
  12/31/2000                   10,602                         10,675
  01/31/2001                   10,747                         10,802
  02/28/2001                   10,847                         10,895
  03/31/2001                   10,973                         10,977
  04/30/2001                   10,882                         10,903
  05/31/2001                   10,947                         10,959
  06/30/2001                   11,005                         11,019
  07/31/2001                   11,152                         11,120
  08/31/2001                   11,255                         11,213
  09/30/2001                   11,264                         11,259
  10/31/2001                   11,584                         11,465
  11/30/2001                   11,479                         11,416
  12/31/2001                   11,424                         11,321
  01/31/2002                   11,504                         11,334
  02/28/2002                   11,541                         11,344
  03/31/2002                   11,511                         11,286
  04/30/2002                   11,620                         11,377
  05/31/2002                   11,615                         11,392
  06/30/2002                   11,800                         11,539
  07/31/2002                   11,883                         11,651
  08/31/2002                   11,996                         11,791
  09/30/2002                   12,123                         11,925
  10/31/2002                   12,140                         11,920
  11/30/2002                   12,215                         11,942
  12/31/2002                   12,379                         12,114
  01/31/2003                   12,538                         12,209
  02/28/2003                   12,685                         12,293
  03/31/2003                   12,614                         12,278
  04/30/2003                   12,670                         12,305
  05/31/2003                   12,843                         12,501
  06/30/2003                   12,806                         12,436
  07/31/2003                   12,645                         12,298
  08/31/2003                   12,547                         12,209
  09/30/2003                   12,664                         12,343
  10/31/2003                   12,543                         12,228
  11/30/2003                   12,536                         12,239
  12/31/2003                   12,675                         12,354
  01/31/2004                   12,716                         12,409
  02/29/2004                   12,829                         12,528
  03/31/2004                   12,855                         12,561
  04/30/2004                   12,827                         12,463
  05/31/2004                   12,810                         12,442
  06/30/2004                   12,788                         12,426
  07/31/2004                   12,836                         12,476
  08/31/2004                   12,984                         12,653
  09/30/2004                   13,032                         12,725
  10/31/2004                   13,121                         12,806
  11/30/2004                   13,311                         12,917
  12/31/2004                   13,395                         12,997
  01/31/2005                   13,507                         13,124
  02/28/2005                   13,459                         13,061
  03/31/2005                   13,575                         13,160
  04/30/2005                   13,735                         13,327
  05/31/2005                   13,829                         13,437
  06/30/2005                   13,952                         13,582
  07/31/2005                   13,916                         13,522
  08/31/2005                   14,028                         13,632
  09/30/2005                   14,010                         13,617
  10/31/2005                   13,924                         13,547
  11/30/2005                   13,958                         13,623
  12/31/2005                   14,102                         13,724
  01/31/2006                   14,071                         13,699
  02/28/2006                   14,134                         13,730
  03/31/2006                   14,024                         13,610
  04/30/2006                   13,957                         13,533
  05/31/2006                   14,022                         13,611
  06/30/2006                   14,009                         13,606
  07/31/2006                   14,149                         13,744
  08/31/2006                   14,317                         13,978
  09/30/2006                   14,388                         14,066
  10/31/2006                   14,447                         14,125
  11/30/2006                   14,533                         14,218
  12/31/2006                   14,432                         14,150

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

United States	60.4%
Germany	12.5%
Japan	8.5%
United Kingdom	8.4%
Short-Term Instruments	1.5%
Other	8.7%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	2.34%	4.78%	5.63%
....	JPMorgan GBI Global ex-US Index Hedged in USD±	3.10%	4.56%	5.36%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,030.14	$1,021.42
Expenses Paid During Period†	$3.84	$3.82

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An underweight to shorter maturities and a curve flattening bias in the Eurozone benefited returns as interest rates increased and the curve flattened.

»	An overweight to U.S. duration and a curve steepening bias detracted from relative returns as these yields rose and the curve flattened over the year.

»	An overweight to mortgage-backed securities benefited performance as this sector outperformed relative to U.S. Treasuries given strong investor demand for their high quality yields.

»

A curve steepening bias in the U.K. detracted from returns as near maturity U.K. yields rose on expectations of further interest rate hikes, while at the long end, the yield curve inverted further on strong pension related buying.

»	An underweight to Japanese bonds and a curve flattening bias benefited returns as near maturity yields rose and the curve flattened.

»	A long position in the Japanese yen versus the U.S. dollar detracted from returns as the yen fell during the twelve-month period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$10.34	$10.15	$10.03	$10.07	$9.69
Net investment income (a)	0.38	0.29	0.24	0.27	0.32
Net realized/unrealized gain (loss) on investments (a)	(0.14)	0.24	0.33	(0.03)	0.47
Total income from investment operations	0.24	0.53	0.57	0.24	0.79
Dividends from net investment income	(0.35)	(0.26)	(0.22)	(0.28)	(0.37)
Distributions from net realized capital gains	(0.13)	(0.08)	(0.23)	0.00	(0.04)
Total distributions	(0.48)	(0.34)	(0.45)	(0.28)	(0.41)
Net asset value end of year	$10.10	$10.34	$10.15	$10.03	$10.07
Total return	2.34%	5.28%	5.68%	2.39%	8.36%
Net assets end of year (000s)	$14	$14	$13	$13	$12
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.78%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.69%	2.81%	2.37%	2.69%	3.36%
Portfolio turnover rate	281%	453%	515%	600%	321%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$100,472
Cash	152
Foreign currency, at value	1,119
Receivable for investments sold	12,175
Receivable for Portfolio shares sold	335
Interest and dividends receivable	999
Swap premiums paid	571
Unrealized appreciation on forward foreign currency contracts	315
Unrealized appreciation on swap agreements	525
116,663

Liabilities:
Payable for investments purchased	$35,053
Payable for investments purchased on a delayed-delivery basis	6,792
Payable for Portfolio shares redeemed	495
Payable for short sales	11,633
Written options outstanding	359
Accrued investment advisory fee	14
Accrued administration fee	27
Accrued servicing fee	7
Variation margin payable	54
Swap premiums received	373
Unrealized depreciation on forward foreign currency contracts	69
Unrealized depreciation on swap agreements	580
55,456

Net Assets	$61,207

Net Assets Consist of:
Paid in capital	$61,138
Undistributed net investment income	(903)
Accumulated undistributed net realized (loss)	(69)
Net unrealized appreciation	1,041
$61,207

Net Assets:
Institutional Class	$14
Administrative Class	61,193

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	6,060

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.10
Administrative Class	10.10

Cost of Investments Owned	$99,327
Cost of Foreign Currency Held	$1,123
Proceeds Received on Short Sales	$11,726
Premiums Received on Written Options	$275

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$2,351
Dividends	59
Miscellaneous income	3
Total Income	2,413

Expenses:
Investment advisory fees	136
Administration fees	271
Servicing fees – Administrative Class	81
Trustees’ fees	1
Total Expenses	489

Net Investment Income	1,924

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(188)
Net realized gain on futures contracts, options and swaps	475
Net realized (loss) on foreign currency transactions	(1,508)
Net change in unrealized appreciation on investments	557
Net change in unrealized (depreciation) on futures contracts, options and swaps	(415)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	349
Net (Loss)	(730)

Net Increase in Net Assets Resulting from Operations	$1,194

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,924	$1,202
Net realized gain (loss)	(1,221)	2,973
Net change in unrealized appreciation (depreciation)	491	(1,986)
Net increase resulting from operations	1,194	2,189

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	0
Administrative Class	(1,778)	(1,087)
From net realized capital gains
Institutional Class	0	0
Administrative Class	(735)	(365)

Total Distributions	(2,514)	(1,452)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	0	0
Administrative Class	24,018	17,519
Issued as reinvestment of distributions
Institutional Class	1	0
Administrative Class	2,512	1,452
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(13,658)	(8,208)
Net increase resulting from Portfolio share transactions	12,873	10,763

Total Increase in Net Assets	11,553	11,500

Net Assets:
Beginning of period	49,654	38,154
End of period*	$61,207	$49,654

*Including undistributed net investment income of:	$(903)	$501

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged)	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
AUSTRALIA 0.0%
Medallion Trust
5.602% due 07/12/2031		$12	$13

Total Australia (Cost $12)			13

AUSTRIA 0.9%
Austria Government Bond
3.800% due 10/20/2013	EUR	100	131
5.250% due 01/04/2011		300	415

Total Austria (Cost $439)			546

CANADA 0.3%
Province of Ontario
6.200% due 06/02/2031	CAD	200	212

Total Canada (Cost $221)			212

CAYMAN ISLANDS 1.0%
MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		$200	204

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		100	99
Transocean, Inc.
5.566% due 09/05/2008		100	100

Vita Capital Ltd.
6.710% due 01/01/2007		250	250

Total Cayman Islands (Cost $650)			653

DENMARK 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	63	12

Total Denmark (Cost $7)			12

FINLAND 0.2%
Nordea Bank Finland
5.308% due 05/28/2008		$100	100

Total Finland (Cost $100)			100

FRANCE 1.7%
France Government Bond
4.000% due 10/25/2009	EUR	30	40
5.500% due 04/25/2010		110	152
5.750% due 10/25/2032		500	827

Total France (Cost $959)			1,019

GERMANY 20.5%
Amadeus Global Travel Distribution S.A.
5.813% due 04/08/2013	EUR	50	67
6.628% due 04/08/2014		50	67

Landesbank Baden-Wurttemberg
5.500% due 04/02/2007		30	40

Republic of Germany
3.750% due 01/04/2015		400	521
4.250% due 07/04/2014		900	1,210
4.500% due 07/04/2009		10	13
4.750% due 07/04/2028		30	43
4.750% due 07/04/2034		100	146
5.250% due 07/04/2010		1,400	1,927
5.250% due 01/04/2011		1,500	2,075
5.500% due 01/04/2031		100	160
5.625% due 01/04/2028		2,650	4,236
6.250% due 01/04/2024		600	1,002
6.500% due 07/04/2027		590	1,034

Total Germany (Cost $11,334)			12,541

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
IRELAND 0.2%
Bank of Ireland
5.375% due 12/19/2008		$100	$100

Total Ireland (Cost $100)			100

ITALY 1.5%
Italy Buoni Poliennali Del Tesoro
4.250% due 11/01/2009	EUR	60	80
4.500% due 05/01/2009		360	481
5.500% due 11/01/2010		110	153

Seashell Securities PLC
3.826% due 07/25/2028		88	117

Telecom Italia SpA
5.625% due 02/01/2007		70	93

Total Italy (Cost $856)			924

JAPAN 14.0%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	127

Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	82

Japan Government Bond
0.700% due 09/20/2008	JPY	10,000	84
1.100% due 12/10/2016 (b)		200,000	1,670
1.500% due 03/20/2014		50,000	421
1.500% due 03/20/2015		48,000	401
1.600% due 06/20/2014		240,000	2,032
1.600% due 09/20/2014		60,000	507
2.300% due 05/20/2030		10,000	86
2.300% due 06/20/2035		70,000	591
2.400% due 03/20/2034		20,000	173
2.500% due 09/20/2035		160,000	1,408
2.500% due 06/20/2036		100,000	877

Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049		$100	98

Total Japan (Cost $8,959)			8,557

JERSEY, CHANNEL ISLANDS 0.1%
Haus Ltd.
3.925% due 12/10/2037	EUR	41	53

Total Jersey, Channel Islands (Cost $39)			53

MEXICO 0.2%
America Movil S.A. de C.V.
5.466% due 06/27/2008		$100	100

Total Mexico (Cost $100)			100

NETHERLANDS 0.2%
Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009		$100	100

Total Netherlands (Cost $100)			100

RUSSIA 0.3%
VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		$200	200

Total Russia (Cost $200)			200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SPAIN 7.4%
Santander U.S. Debt S.A. Unipersonal
5.426% due 11/20/2009		$100	$100
5.428% due 02/06/2009		200	200

Spain Government Bond
4.000% due 01/31/2010	EUR	100	132
4.400% due 01/31/2015		1,800	2,443
5.150% due 07/30/2009		1,210	1,645

Total Spain (Cost $4,339)			4,520

UNITED KINGDOM 13.8%
HSBC Holdings PLC
6.500% due 05/02/2036		$400	432

Lloyds TSB Bank PLC
5.562% due 11/29/2049		100	87
5.625% due 07/15/2049	EUR	40	54

Royal Bank of Scotland Group PLC
5.770% due 07/06/2012		$100	100

United Kingdom Gilt
4.250% due 03/07/2011	GBP	2,100	3,991
4.750% due 06/07/2010		600	1,162
4.750% due 09/07/2015		700	1,367
5.000% due 03/07/2008		100	195
5.000% due 03/07/2012		500	980

Vodafone Group PLC
5.424% due 06/29/2007		$100	100

Total United Kingdom (Cost $8,231)			8,468

UNITED STATES 99.0%

ASSET-BACKED SECURITIES 9.3%
ACE Securities Corp.
5.370% due 07/25/2036		$158	158
5.370% due 08/25/2036		165	166

Amortizing Residential Collateral Trust
5.640% due 07/25/2032		1	1
5.700% due 10/25/2031		3	3

Amresco Residential Securities Mortgage Loan Trust
6.290% due 06/25/2029		1	1

Argent Securities, Inc.
5.470% due 02/25/2036		53	54

Asset-Backed Funding Certificates
5.380% due 01/25/2037		197	197

Bear Stearns Asset-Backed Securities, Inc.
5.420% due 12/25/2036		300	300

Centex Home Equity
5.400% due 06/25/2036		134	134

Citibank Credit Card Issuance Trust
5.435% due 03/20/2009		200	200

Citigroup Mortgage Loan Trust, Inc.
5.400% due 10/25/2036		188	188

Countrywide Asset-Backed Certificates
5.400% due 01/25/2037		162	162

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032		3	3

First Alliance Mortgage Loan Trust
5.580% due 12/20/2027		3	3

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036		194	195

GSR Mortgage Loan Trust
5.450% due 11/25/2030		76	76

Honda Auto Receivables Owner Trust
5.420% due 12/22/2008		100	100

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	$197	$197

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	200	200

IXIS Real Estate Capital Trust
5.410% due 08/25/2036	60	60

Long Beach Mortgage Loan Trust
5.630% due 10/25/2034	125	125

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	200	200

Morgan Stanley ABS Capital I
5.370% due 09/25/2036	187	187

Morgan Stanley Home Equity Loans
5.420% due 02/25/2036	180	180

New Century Home Equity Loan Trust
5.520% due 02/25/2036	300	300

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	165	165

Quest Trust
5.910% due 06/25/2034	17	17

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	107	107

Residential Asset Securities Corp.
5.360% due 08/25/2036	169	169
5.600% due 07/25/2032	10	10
5.620% due 04/25/2032	6	6

SACO I, Inc.
5.410% due 05/25/2036	54	54

Securitized Asset-Backed Receivables LLC Trust
5.410% due 03/25/2036	112	112
5.430% due 11/25/2036	300	300

SLM Student Loan Trust
5.387% due 01/26/2015	38	38

Soundview Home Equity Loan Trust
5.410% due 01/25/2037	300	300
5.520% due 04/25/2035	4	4

Structured Asset Investment Loan Trust
5.400% due 05/25/2036	293	293

Structured Asset Securities Corp.
5.370% due 10/25/2036	186	186
5.610% due 01/25/2033	4	4

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	114	114
5.580% due 10/25/2035	199	199
5.590% due 11/25/2035	200	201

		5,669

CORPORATE BONDS & NOTES 11.1%
American Express Credit Corp.
5.410% due 05/18/2009	100	100

American International Group, Inc.
5.365% due 06/23/2008	100	100

Bear Stearns Cos., Inc.
5.606% due 01/31/2011	200	201

BellSouth Corp.
5.474% due 08/15/2008	100	100

BNP Paribas
5.292% due 05/28/2008	200	200

CenterPoint Energy, Inc.
5.875% due 06/01/2008	100	100

Charter One Bank N.A.
5.430% due 04/24/2009	250	250

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
CIT Group, Inc.
5.445% due 02/21/2008		$100	$100

Citigroup, Inc.
5.406% due 12/26/2008		100	100

CMS Energy Corp.
7.500% due 01/15/2009		100	104
8.900% due 07/15/2008		100	105

Comcast Corp.
5.674% due 07/14/2009		200	201

ConocoPhillips Australia Funding Co.
5.468% due 04/09/2009		200	200

CVS Corp.
5.750% due 08/15/2011		100	101

DaimlerChrysler N.A. Holding Corp.
5.750% due 05/18/2009		100	100

DR Horton, Inc.
6.000% due 04/15/2011		100	101

Ford Motor Credit Co.
7.875% due 06/15/2010		100	101

Fortis Bank
5.265% due 04/28/2008		100	100

Goldman Sachs Group, Inc.
5.406% due 12/23/2008		200	200
5.455% due 12/22/2008		100	100

HSBC Finance Corp.
5.375% due 05/21/2008		200	200
5.500% due 01/19/2016		200	201

International Lease Finance Corp.
5.400% due 02/15/2012		100	100

iStar Financial, Inc.
5.150% due 03/01/2012		100	97

JPMorgan & Co., Inc.
9.604% due 02/15/2012		10	10

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	100	87

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036		$100	104

KFW International Finance, Inc.
1.750% due 03/23/2010	JPY	11,000	95

Lehman Brothers Holdings, Inc.
5.415% due 12/23/2008		$300	300

Mandalay Resort Group
9.500% due 08/01/2008		100	106

Merck & Co., Inc.
4.750% due 03/01/2015		100	96

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008		300	300
5.414% due 10/23/2008		100	100

Mizuho JGB Investment LLC
9.870% due 12/29/2049		100	106

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	105

Morgan Stanley
5.485% due 02/09/2009		200	201
5.499% due 02/15/2007		100	100

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		100	102

Oracle Corp.
5.603% due 01/13/2009		100	100

Rabobank Capital Funding Trust
5.254% due 12/29/2049		100	97

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Safeway, Inc.
4.950% due 08/16/2010	$100	$98

SB Treasury Co. LLC
9.400% due 12/29/2049	100	106

Societe Generale NY
5.258% due 06/11/2007	200	200

Time Warner, Inc.
5.606% due 11/13/2009	100	100

Toyota Motor Credit Corp.
5.346% due 10/12/2007	100	100

U.S. Bancorp
5.380% due 04/28/2009	100	100

Unicredito Italiano NY
5.358% due 12/13/2007	100	100
5.370% due 12/03/2007	100	100

Valero Energy Corp.
4.750% due 06/15/2013	100	95

Wachovia Bank N.A.
5.406% due 03/23/2009	250	250

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	100	100

Wells Fargo Capital X
5.950% due 12/15/2086	100	98

Westpac Banking Corp.
5.310% due 06/06/2008	100	100

		6,818

MORTGAGE-BACKED SECURITIES 9.8%
Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	250	247

Banc of America Mortgage Securities
5.000% due 05/25/2034	189	186

Bear Stearns Alt-A Trust
5.510% due 02/25/2034	300	300

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	100	109

Countrywide Alternative Loan Trust
5.560% due 03/20/2046	254	255
5.630% due 02/25/2037	178	178

Countrywide Asset-Backed Certificates
5.430% due 06/25/2037	300	300

Countrywide Home Loan Mortgage Pass-Through Trust
5.580% due 05/25/2035	149	150
5.670% due 03/25/2035	304	305
5.680% due 02/25/2035	40	40

CS First Boston Mortgage Securities Corp.
5.900% due 08/25/2033	9	9
6.500% due 04/25/2033	9	9

CSAB Mortgage-Backed Trust
5.450% due 06/25/2036	55	55

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	82	82

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	90	91

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	119	119

Greenpoint Mortgage Funding Trust
5.430% due 01/25/2047	300	300

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	151	151

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Indymac Index Mortgage Loan Trust
5.430% due 07/25/2046	$144	$144

JPMorgan Mortgage Trust
4.500% due 08/25/2019	204	200
Mellon Residential Funding Corp.
5.790% due 12/15/2030	52	53

MLCC Mortgage Investors, Inc.
5.730% due 03/15/2025	18	18

Residential Accredit Loans, Inc.
5.560% due 04/25/2046	281	280

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	284	284
5.640% due 07/19/2034	24	24
5.680% due 09/19/2032	17	17
5.700% due 03/19/2034	33	33

TBW Mortgage-Backed Pass-Through Certificates
5.460% due 01/25/2037	200	200

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	198	198

Wachovia Bank Commercial Mortgage Trust
5.440% due 09/15/2021	293	293

Washington Mutual, Inc.
5.114% due 10/25/2032	5	5
5.580% due 04/25/2045	49	49
5.596% due 02/27/2034	29	30
5.620% due 12/25/2027	86	86
5.660% due 01/25/2045	44	44
5.807% due 06/25/2046	184	185
5.827% due 02/25/2046	523	526

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	118	115
4.950% due 03/25/2036	273	270
5.227% due 04/25/2036	82	82

		6,022

MUNICIPAL BONDS & NOTES 0.3%
Illinois State Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	95	99

Lower Colorado River, Texas Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	105

		204

	SHARES
PREFERRED STOCKS 1.1%
DG Funding Trust
7.614% due 12/31/2049	65	685

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 63.1%
Fannie Mae
4.190% due 11/01/2034	$363	$360
4.677% due 05/25/2035	100	99
4.951% due 12/01/2034	53	53
5.000% due 09/01/2018 - 03/01/2036	614	595
5.470% due 03/25/2034	43	43
5.500% due 11/01/2016 - 01/01/2037	3,506	3,471
5.700% due 09/25/2042	87	87
5.958% due 10/01/2044	147	147
6.000% due 01/01/2037 - 07/25/2044	30,056	30,263

Freddie Mac
4.500% due 03/15/2016	600	588
4.690% due 03/01/2035	443	436
4.980% due 04/01/2035	413	410
5.000% due 08/15/2020 - 07/15/2025	892	885
5.500% due 06/12/2008	500	500
5.958% due 10/25/2044	300	302
6.530% due 11/26/2012	300	303
6.742% due 02/01/2029	29	30

Government National Mortgage Association
5.375% due 04/20/2028 - 06/20/2030	26	26

		38,598

U.S. TREASURY OBLIGATIONS 4.3%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	213	202
2.000% due 07/15/2014	321	312
3.375% due 01/15/2007	255	254
3.625% due 04/15/2028	125	151

U.S. Treasury Bonds
6.250% due 08/15/2023	200	230
7.875% due 02/15/2021	200	260
8.125% due 08/15/2019	300	392
8.125% due 05/15/2021	400	533
8.875% due 02/15/2019	100	137

U.S. Treasury Notes
4.250% due 08/15/2013	100	98

U.S. Treasury Strips
0.000% due 11/15/2021 (j)	100	48

		2,617

Total United States (Cost $60,839)		60,613

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

CERTIFICATES OF DEPOSIT 0.3%
Countrywide Funding Corp.
5.360% due 08/16/2007	$200	$200

COMMERCIAL PAPER 0.8%
Bank of America Corp.
5.230% due 03/20/2007	200	198

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	300	292

		490

REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
4.900% due 01/02/2007	450	450

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $462. Repurchase proceeds are $450.)

U.S. TREASURY BILLS 0.6%
4.802% due 03/15/2007 (a)(d)	385	381

Total Short-Term Instruments (Cost $1,522)		1,521

Purchased Options (f) 0.4% (Cost $320)		220

Total Investments (c) 164.2% (Cost $99,327)		$100,472

Written Options (g) (0.6%) (Premiums $275)		(359)

Other Assets and Liabilities (Net) (63.6%)		(38,906)

Net Assets 100.0%		$61,207

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $4,545 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $381 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2007	27	$1
90-Day Eurodollar June Futures	Long	06/2008	11	(4)
90-Day Eurodollar March Futures	Long	03/2008	2	(1)
90-Day Eurodollar September Futures	Short	09/2007	2	2
Euro-Bobl 5-Year Notes March Futures	Long	03/2007	24	(45)
Euro-Bund 10-Year Note March Futures	Long	03/2007	58	(207)
Euro-Bund 10-Year Note March Futures	Short	03/2007	16	(3)
Japan Government 10-Year Bond March Futures	Long	03/2007	10	(28)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	17	(9)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	2	(1)
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	7	(13)

				$(308)

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016	EUR	100	$0
BNP Paribas Bank	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		200	0
Deutsche Bank AG	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		200	0
Goldman Sachs & Co.	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	13,000	1
Bank of America	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(0.890%	)	06/20/2011		$100	(1)
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012		100	0
Credit Suisse First Boston	Centerpoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008		100	0
Credit Suisse First Boston	DaimlerChrysler N.A. Holding Corp. 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009		100	0
Credit Suisse First Boston	Safeway, Inc. 4.950% due 08/16/2010	Buy	(0.300%	)	09/20/2010		100	0
Credit Suisse First Boston	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012		100	0
Deutsche Bank AG	Nationwide Health Properties, Inc. 6.500% due 07/15/2011	Buy	(0.620%	)	09/20/2011		100	0
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010		100	(1)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011		2,200	44
Lehman Brothers, Inc.	CVS Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011		100	0
Lehman Brothers, Inc.	Valero Energy Corp. 4.750% due 06/15/2013	Buy	(0.410%	)	06/20/2013		100	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015		100	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.065%	)	08/20/2016		1,200	(55)
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.410%		06/20/2007		100	0
Royal Bank of Canada	JPMorgan Chase & Co. 6.750% due 02/01/2011	Buy	(0.310%	)	03/20/2016		100	0

								$(12)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		AUD 1,600	$(6)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(13)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	10
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		500	(3)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		300	4
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		300	(2)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		200	3
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		1,400	(5)
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		2,700	(59)
UBS AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,500	47
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015	CAD	200	(6)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		200	(3)
Citibank N.A.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012	EUR	200	9
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		200	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		4,880	(49)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(1)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		1,900	13
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		500	(5)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(7)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		100	4
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		200	2
Morgan Stanley	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		100	(4)
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		1,200	7
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	15
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		800	58
UBS AG	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	1,400	(54)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		400	9
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/18/2034		200	6
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		200	2
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		300	(2)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		100	6
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	(3)
HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,400	(59)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		1,000	(42)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		300	(5)
Goldman Sachs & Co.	3-Month HKD- LIBOR	Receive	4.235%	12/17/2008	HKD	7,100	(4)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016	JPY	140,000	3
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		100,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		1,030,000	8
Deutsche Bank AG	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		50,000	(3)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		400,000	6
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.020%	05/18/2010		17,000	(4)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	1.300%	09/21/2011		40,000	1
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		350,000	(21)
Merrill Lynch & Co., Inc.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		50,000	(2)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		130,000	(10)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		220,000	10
UBS AG	6-Month JPY-LIBOR	Receive	0.800%	03/20/2012		50,000	(6)
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		190,000	(6)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$400	(5)
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		200	4
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		500	(7)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		800	7
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		3,400	74
Credit Suisse First Boston	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		700	12
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		200	2
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		500	(5)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		4,700	41
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		800	18
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		1,000	(22)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		3,900	(13)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		2,500	52
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		2,600	(29)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		200	2
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,900	43
UBS AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		900	(49)

							$(43)

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$102.000	02/23/2007	20	$0	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	3,500	$20	$3
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$4,000	15	12
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		2,000	8	6
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		3,300	13	15
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.750%	04/27/2009		200	10	18
Put - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	6.250%	04/27/2009		200	14	4
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		4,600	16	14
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.150%	05/08/2007		4,700	18	19
Call -OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.190%	05/09/2007		61,400	122	95
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		17,200	45	17
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		4,600	18	36

								$299	$239

Foreign Currency Options

Description		Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC U.S. dollar versus Japanese yen	JPY	121.000	01/15/2007	$300	$2	$0
Call - OTC U.S. dollar versus Japanese yen		120.000	09/26/2007	300	2	2
Call - OTC U.S. dollar versus Japanese yen		117.900	11/09/2007	600	6	8
Call - OTC U.S. dollar versus Japanese yen		117.500	11/19/2007	300	3	4
Call - OTC U.S. dollar versus Japanese yen		114.281	12/05/2007	300	4	8

					$17	$22

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2037	$102.000	03/06/2007	$3,000	$0	$0
Call - OTC Fannie Mae 5.000% due 03/01/2037	106.000	03/06/2007	7,000	1	0
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.000	03/06/2007	21,000	3	2

				$4	$2

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	$0.000	01/17/2007	$1,000	$0	$(14)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	03/20/2007	2,800	0	(27)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	0.000	05/10/2007	400	0	(2)

					$0	$(43)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

(g) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	1,000	$19	$5
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$2,000	16	16
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		1,000	9	7
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		1,400	13	20
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		2,000	16	22
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.280%	05/08/2007		2,000	18	26
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		13,700	127	196
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		3,700	40	27
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		1,500	17	40

								$275	$359

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(h) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2037	$10,000	$9,737	$9,656
Fannie Mae	5.500%	01/01/2037	2,000	1,989	1,977

				$11,726	$11,633

(i) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	678	01/2007	$7	$0	$7
Buy		343	02/2007	2	0	2
Buy	BRL	30	01/2007	0	0	0
Buy		84	05/2007	1	0	1
Buy		202	06/2007	2	0	2
Sell	CAD	536	01/2007	11	0	11
Buy	CLP	6,033	02/2007	0	0	0
Buy		4,000	06/2007	0	0	0
Buy	CNY	3,712	05/2007	1	0	1
Buy		5,292	11/2007	4	0	4
Sell	DKK	178	03/2007	0	0	0
Buy	EUR	298	01/2007	0	0	0
Sell		11,518	01/2007	169	0	169
Buy	GBP	204	01/2007	0	0	0
Sell		2,726	01/2007	2	(29)	(27)
Buy	HKD	475	01/2007	0	0	0
Buy	JPY	21,683	01/2007	0	(3)	(3)
Sell		254,870	01/2007	41	0	41
Sell		555,679	02/2007	65	0	65
Buy	KRW	278,085	02/2007	3	(1)	2
Buy		41,181	03/2007	1	0	1
Buy	MXN	1,779	01/2007	1	0	1
Buy		2,185	04/2007	2	0	2
Buy	NOK	499	01/2007	0	(2)	(2)
Buy		1,597	03/2007	0	(4)	(4)
Sell	NZD	757	01/2007	0	(21)	(21)
Sell		397	02/2007	0	(7)	(7)
Buy	PLN	47	04/2007	1	0	1
Buy		34	06/2007	0	0	0
Buy	RUB	339	01/2007	0	0	0
Buy		319	09/2007	0	0	0
Buy	SGD	176	01/2007	2	0	2
Buy	TWD	3,537	02/2007	0	(2)	(2)
Buy	ZAR	70	06/2007	0	0	0

				$315	$(69)	$246

(j) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Foreign Bond Portfolio U.S. Dollar-Hedged (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments

18	PIMCO Variable Insurance Trust

December 31, 2006

from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$108,259	$85,628	$93,182	$62,160

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	64	$7,000	GBP	0	$68
Sales	159	35,200		1,000	361
Closing Buys	0	(5,800)		0	(49)
Expirations	(179)	(9,100)		0	(87)
Exercised	(44)	0		0	(18)
Balance at 12/31/2006	0	$27,300	GBP	1,000	$275

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 861	$ 0	$667
Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
$ (1,440)	$ (14)	$ (5)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2014.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 99,491	$ 1,942	$ (961)	$ 981

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 2,379	$ 135	$ 0
12/31/2005	1,452	0	0

(6) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	2,354	24,018	1,697	17,519
Issued as reinvestment of distributions
Institutional Class	0	1	0	0
Administrative Class	246	2,512	140	1,452
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(1,340)	(13,658)	(793)	(8,208)
Net increase resulting from Portfolio share transactions	1,260	$12,873	1,044	$10,763

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99	*
Administrative Class	5	87

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

20	PIMCO Variable Insurance Trust

December 31, 2006

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	9.93%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	2.17%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	23

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

26	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio (Unhedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

Annual Report	December 31, 2006	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2006

                           PIMCO
                    Global Bond Portfolio           JPMorgan GBI
                 (Unhedged) Administrative      Global FX NY Index
                           Class                  Unhedged in USD
                 --------------------------       ---------------
01/31/2002            $10,000                           $10,000
02/28/2002              9,978                            10,053
03/31/2002              9,907                            10,009
04/30/2002             10,267                            10,364
05/31/2002             10,566                            10,646
06/30/2002             11,031                            11,143
07/31/2002             11,146                            11,266
08/31/2002             11,291                            11,472
09/30/2002             11,474                            11,607
10/31/2002             11,450                            11,558
11/30/2002             11,470                            11,562
12/31/2002             12,016                            12,131
01/31/2003             12,222                            12,289
02/28/2003             12,422                            12,466
03/31/2003             12,400                            12,497
04/30/2003             12,566                            12,647
05/31/2003             13,094                            13,196
06/30/2003             12,895                            12,988
07/31/2003             12,441                            12,582
08/31/2003             12,401                            12,519
09/30/2003             13,121                            13,227
10/31/2003             13,033                            13,157
11/30/2003             13,222                            13,366
12/31/2003             13,749                            13,891
01/31/2004             13,785                            13,936
02/29/2004             13,810                            13,968
03/31/2004             14,013                            14,165
04/30/2004             13,461                            13,557
05/31/2004             13,543                            13,653
06/30/2004             13,603                            13,683
07/31/2004             13,517                            13,598
08/31/2004             13,847                            13,952
09/30/2004             14,005                            14,129
10/31/2004             14,445                            14,568
11/30/2004             14,950                            15,007
12/31/2004             15,207                            15,262
01/31/2005             14,974                            15,064
02/28/2005             14,981                            15,049
03/31/2005             14,834                            14,865
04/30/2005             15,046                            15,107
05/31/2005             14,721                            14,782
06/30/2005             14,650                            14,716
07/31/2005             14,497                            14,541
08/31/2005             14,808                            14,869
09/30/2005             14,449                            14,517
10/31/2005             14,194                            14,285
11/30/2005             13,984                            14,115
12/31/2005             14,201                            14,294
01/31/2006             14,344                            14,448
02/28/2006             14,318                            14,388
03/31/2006             14,165                            14,228
04/30/2006             14,486                            14,545
05/31/2006             14,647                            14,749
06/30/2006             14,521                            14,632
07/31/2006             14,634                            14,752
08/31/2006             14,714                            14,904
09/30/2006             14,685                            14,876
10/31/2006             14,812                            15,014
11/30/2006             15,173                            15,397
12/31/2006             14,859                            15,123

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

United States	59.7%
Germany	10.7%
Japan	9.0%
United Kingdom	9.0%
Short-Term Instruments	4.0%
Other	7.6%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (01/10/02)*
	PIMCO Global Bond Portfolio (Unhedged) Administrative Class	4.63%	8.32%
....	JPMorgan GBI Global FX NY Index Unhedged in USD±	5.80%	8.28%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 01/10/02. Index comparisons began on 12/31/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. Dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,023.21	$1,020.67
Expenses Paid During Period†	$4.59	$4.58

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An underweight to shorter maturities and a curve flattening bias in the Eurozone benefited returns as interest rates increased and the curve flattened.

»	An overweight to U.S. duration and a curve steepening bias detracted from relative returns as these yields rose and the curve flattened over the year.

»	An overweight to mortgage-backed securities benefited performance as this sector outperformed relative to U.S. Treasuries given strong investor demand for their high quality yields.

»

A curve steepening bias in the U.K. detracted from returns as near maturity U.K. yields rose on expectations of further interest rate hikes, while at the long end, the yield curve inverted further on strong pension related buying.

»	An underweight to Japanese bonds and a curve flattening bias benefited returns as near maturity yields rose and the curve flattened.

»	A long position in the Japanese yen versus the U.S. dollar detracted from returns as the yen fell during the twelve-month period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	01/10/2002-12/31/2002

Administrative Class
Net asset value beginning of year or period	$11.91	$13.27	$13.03	$11.69	$10.00
Net investment income (a)	0.42	0.35	0.26	0.25	0.28
Net realized/unrealized gain (loss) on investments (a)	0.13	(1.22)	1.08	1.42	1.73
Total income (loss) from investment operations	0.55	(0.87)	1.34	1.67	2.01
Dividends from net investment income	(0.40)	(0.32)	(0.24)	(0.25)	(0.27)
Distributions from net realized capital gains	0.00	(0.17)	(0.86)	(0.08)	(0.05)
Total distributions	(0.40)	(0.49)	(1.10)	(0.33)	(0.32)
Net asset value end of year or period	$12.06	$11.91	$13.27	$13.03	$11.69
Total return	4.63%	(6.61)%	10.60%	14.43%	20.35%
Net assets end of year or period (000s)	$173,894	$94,214	$41,695	$29,415	$20,456
Ratio of expenses to average net assets	0.90%	0.90%	0.90%	0.92%	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90	%*(b)
Ratio of net investment income to average net assets	3.49%	2.82%	2.03%	2.03%	2.65	%*
Portfolio turnover rate	224%	320%	319%	592%	581%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.01%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$262,720
Foreign currency, at value	2,532
Receivable for investments sold	34,467
Receivable for Portfolio shares sold	154
Interest and dividends receivable	1,970
Swap premiums paid	1,237
Unrealized appreciation on forward foreign currency contracts	204
Unrealized appreciation on swap agreements	1,376
304,660

Liabilities:
Payable for investments purchased	$100,865
Payable for Portfolio shares redeemed	107
Payable for short sales	25,562
Written options outstanding	1,046
Accrued investment advisory fee	39
Accrued administration fee	78
Accrued servicing fee	24
Variation margin payable	168
Swap premiums received	1,062
Unrealized depreciation on forward foreign currency contracts	744
Unrealized depreciation on swap agreements	1,012
Other liabilities	1
130,708

Net Assets	$173,952

Net Assets Consist of:
Paid in capital	$173,344
Overdistributed net investment income	(418)
Accumulated undistributed net realized gain	490
Net unrealized appreciation	536
$173,952

Net Assets:
Institutional Class	$48
Administrative Class	173,894
Advisor Class	10

Shares Issued and Outstanding:
Institutional Class	4
Administrative Class	14,415
Advisor Class	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.06
Administrative Class	12.06
Advisor Class	12.06

Cost of Investments Owned	$260,967
Cost of Foreign Currency Held	$2,535
Proceeds Received on Short Sales	$25,770
Premiums Received on Written Options	$827

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$6,015
Dividends	53
Miscellaneous income	3
Total Income	6,071

Expenses:
Investment advisory fees	346
Administration fees	692
Servicing fees – Administrative Class	208
Trustees’ fees	2
Interest expense	6
Total Expenses	1,254

Net Investment Income	4,817

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(181)
Net realized gain on futures contracts, options and swaps	1,109
Net realized gain on foreign currency transactions	562
Net change in unrealized appreciation on investments	1,823
Net change in unrealized (depreciation) on futures contracts, options and swaps	(1,087)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(856)
Net Gain	1,370

Net Increase in Net Assets Resulting from Operations	$6,187

*Includes foreign tax withholding of $1.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,817	$1,678
Net realized gain (loss)	1,490	(3,310)
Net change in unrealized (depreciation)	(120)	(2,270)
Net increase (decrease) resulting from operations	6,187	(3,902)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(4,594)	(1,572)
Advisor Class	0	0
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(1,301)
Advisor Class	0	0

Total Distributions	(4,594)	(2,873)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	49	0
Administrative Class	99,227	63,454
Advisor Class	10	0
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	4,593	2,873
Advisor Class	0	0
Cost of shares redeemed
Institutional Class	(1)	0
Administrative Class	(25,733)	(7,033)
Advisor Class	0	0
Net increase resulting from Portfolio share transactions	78,145	59,294

Total Increase in Net Assets	79,738	52,519

Net Assets:
Beginning of period	94,214	41,695
End of period*	$173,952	$94,214

*Including (overdistributed) net investment income of:	$(418)	$(1,332)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BELGIUM 0.5%
Belgium Government Bond
4.250% due 09/28/2014	EUR	600	$807

Total Belgium (Cost $762)			807

BRAZIL 0.2%
Vale Overseas Ltd.
6.250% due 01/11/2016		$300	304

Total Brazil (Cost $300)			304

CANADA 0.5%
DaimlerChrysler Canada Finance, Inc.
4.850% due 03/30/2009	CAD	200	172

Province of Ontario
6.200% due 06/02/2031		500	530

Province of Quebec Canada
5.000% due 12/01/2038		200	180

Total Canada (Cost $908)			882

CAYMAN ISLANDS 1.6%
Asahi Finance Cayman Ltd.
1.654% due 02/28/2049	JPY	100,000	841

ASIF II
4.439% due 06/15/2007	CAD	200	171

Mizuho Finance Cayman Ltd.
1.901% due 08/29/2049	JPY	100,000	854

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		$400	407

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	397

Vita Capital Ltd.
6.710% due 01/01/2007		250	250

Total Cayman Islands (Cost $2,926)			2,920

FINLAND 0.3%
Nordea Bank Finland
5.308% due 05/28/2008		$500	500

Total Finland (Cost $500)			500

FRANCE 0.9%
France Government Bond
3.150% due 07/25/2032 (b)	EUR	108	180
5.750% due 10/25/2032		600	993
6.500% due 04/25/2011		300	436

Total France (Cost $1,574)			1,609

GERMANY 16.2%
Amadeus Global Travel Distribution S.A.
5.813% due 04/08/2013	EUR	50	67
6.628% due 04/08/2014		50	67

Republic of Germany
3.750% due 01/04/2015		2,600	3,385
4.250% due 01/04/2014		1,400	1,881
4.250% due 07/04/2014		5,700	7,666
4.750% due 07/04/2028		300	432
4.750% due 07/04/2034		100	146
5.250% due 01/04/2011		2,200	3,043
5.500% due 01/04/2031		400	638
5.625% due 01/04/2028		3,550	5,675
6.250% due 01/04/2024		600	1,002
6.250% due 01/04/2030		1,300	2,253
6.500% due 07/04/2027		1,100	1,928

Total Germany (Cost $26,944)			28,183

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
IRELAND 0.2%
Bank of Ireland
5.375% due 12/19/2008		$400	$400

Total Ireland (Cost $400)			400

ITALY 0.3%
Seashell Securities PLC
3.826% due 07/25/2028	EUR	44	58

Siena Mortgages SpA
3.909% due 12/16/2038		256	340

Telecom Italia SpA
5.625% due 02/01/2007		60	79

Total Italy (Cost $431)			477

JAPAN 13.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	127

Japan Government Bond
0.700% due 09/20/2008	JPY	20,000	168
1.000% due 09/20/2010		100,000	838
1.100% due 12/10/2016 (b)		600,000	5,011
1.500% due 03/20/2011		620,000	5,291
1.500% due 03/20/2014		50,000	421
1.600% due 09/20/2013		10,000	85
1.600% due 06/20/2014		120,000	1,016
1.600% due 09/20/2014		240,000	2,027
2.300% due 05/20/2030		7,000	60
2.300% due 06/20/2035		130,000	1,097
2.400% due 03/20/2034		130,000	1,121
2.500% due 09/20/2035		360,000	3,168
2.500% due 06/20/2036		260,000	2,281

Resona Bank Ltd.
5.850% due 09/29/2049		$100	98

Sumitomo Mitsui Banking Corp.
1.466% due 09/29/2049	JPY	100,000	850
5.625% due 07/29/2049		$100	98

Total Japan (Cost $24,427)			23,757

MEXICO 0.1%
Pemex Project Funding Master Trust
5.750% due 12/15/2015		$100	99

Total Mexico (Cost $97)			99

NETHERLANDS 1.0%
Dutch Mortgage-Backed Securities BV
3.693% due 10/02/2079	EUR	969	1,284

Netherlands Government Bond
4.250% due 07/15/2013		200	269

Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009		$100	100

Total Netherlands (Cost $1,540)			1,653

NORWAY 0.2%
DnB NORBank ASA
5.443% due 10/13/2009		$300	300

Total Norway (Cost $300)			300

RUSSIA 0.3%
VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		$500	501

Total Russia (Cost $500)			501

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SPAIN 4.9%
Santander U.S. Debt S.A. Unipersonal
5.426% due 11/20/2009		$400	$400

Spain Government Bond
4.750% due 07/30/2014	EUR	5,000	6,951
5.150% due 07/30/2009		900	1,224

Total Spain (Cost $8,127)			8,575

UNITED KINGDOM 13.5%
HBOS PLC
5.920% due 09/29/2049		$200	197

Holmes Financing PLC
3.734% due 10/15/2009	EUR	100	132
3.754% due 07/15/2010		100	132

HSBC Holdings PLC
6.500% due 05/02/2036		$1,200	1,295

Royal Bank of Scotland Group PLC
5.770% due 07/06/2012		100	100

United Kingdom Gilt
4.250% due 03/07/2011	GBP	1,700	3,231
4.750% due 06/07/2010		7,520	14,561
4.750% due 09/07/2015		1,500	2,930
5.000% due 03/07/2008		100	195
5.000% due 03/07/2012		200	392

Vodafone Group PLC
5.424% due 06/29/2007		$300	300

XL Capital Europe PLC
6.500% due 01/15/2012		100	104

Total United Kingdom (Cost $22,300)			23,569

UNITED STATES 90.2%

ASSET-BACKED SECURITIES 9.3%
Accredited Mortgage Loan Trust
5.390% due 09/25/2036		$559	559

ACE Securities Corp.
5.460% due 10/25/2035		55	55

Amortizing Residential Collateral Trust
5.640% due 07/25/2032		1	1
5.700% due 10/25/2031		3	3

Argent Securities, Inc.
5.470% due 10/25/2035		11	11
5.470% due 02/25/2036		160	161

Asset-Backed Funding Certificates
5.380% due 01/25/2037		786	787

Asset-Backed Securities Corp. Home Equity
5.460% due 11/25/2035		17	17

Bear Stearns Asset-Backed Securities, Inc.
5.520% due 12/25/2042		5	5

Centex Home Equity
5.400% due 06/25/2036		402	403

Countrywide Asset-Backed Certificates
5.380% due 01/25/2046		558	559
5.400% due 05/25/2037		1,583	1,582

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036		785	785

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032		1	1

DaimlerChrysler Auto Trust
5.329% due 12/08/2007		300	300

First Franklin Mortgage Loan Asset-Backed Certificates
5.380% due 05/25/2036		421	422

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fremont Home Loan Trust
5.370% due 10/25/2036	$698	$698

GSAMP Trust
5.640% due 03/25/2034	54	54

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	789	787

Indymac Residential Asset-Backed Trust
5.390% due 08/25/2036	477	477
5.410% due 04/25/2037	800	798

IXIS Real Estate Capital Trust
5.410% due 08/25/2036	180	181

JPMorgan Mortgage Acquisition Corp.
5.400% due 10/25/2036	773	774

Lehman XS Trust
5.430% due 04/25/2046	369	369
5.430% due 07/25/2046	577	577

Long Beach Mortgage Loan Trust
5.410% due 04/25/2036	261	261

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	800	801

Morgan Stanley ABS Capital I
5.390% due 07/25/2036	471	471

Morgan Stanley Capital I
5.420% due 02/25/2036	314	314

Morgan Stanley Home Equity Loans
5.420% due 02/25/2036	360	360

Option One Mortgage Loan Trust
5.420% due 01/25/2036	321	321

Quest Trust
5.430% due 12/25/2035	9	9

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	257	257
5.430% due 02/25/2036	312	312

Residential Asset Securities Corp.
5.410% due 04/25/2036	136	136
5.450% due 10/25/2035	20	20

SACO I, Inc.
5.410% due 05/25/2036	162	162

Saxon Asset Securities Trust
5.620% due 01/25/2032	3	3

Securitized Asset-Backed Receivables LLC Trust
5.410% due 03/25/2036	336	337

Soundview Home Equity Loan Trust
5.460% due 11/25/2035	44	44
5.520% due 04/25/2035	12	12

Structured Asset Securities Corp.
4.900% due 04/25/2035	62	61
5.750% due 05/25/2034	17	17

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	22	22

Washington Mutual Asset-Backed Certificates
5.410% due 10/25/2036	777	778

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	399	399
5.580% due 10/25/2035	664	665

		16,128

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 10.2%
AT&T, Inc.
5.464% due 05/15/2008	$600	$601

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	250	250

AutoZone, Inc.
5.875% due 10/15/2012	100	100

Bank of America Corp.
5.378% due 11/06/2009	400	400

BellSouth Corp.
5.200% due 09/15/2014	200	196

BNP Paribas
5.292% due 05/28/2008	800	800

Boston Scientific Corp.
6.000% due 06/15/2011	200	202
6.400% due 06/15/2016	200	203

CenterPoint Energy, Inc.
5.875% due 06/01/2008	200	201

Charter One Bank N.A.
5.430% due 04/24/2009	1,000	1,001

CIT Group, Inc.
5.445% due 02/21/2008	300	301
5.460% due 06/08/2009	500	501
5.580% due 05/23/2008	100	100

Citigroup, Inc.
5.406% due 12/26/2008	400	400

CMS Energy Corp.
7.500% due 01/15/2009	100	104
8.900% due 07/15/2008	200	210

CNA Financial Corp.
6.000% due 08/15/2011	200	203

ConocoPhillips Australia Funding Co.
5.468% due 04/09/2009	500	501

CSX Corp.
6.300% due 03/15/2012	200	207

CVS Corp.
5.750% due 08/15/2011	200	203

DaimlerChrysler N.A. Holding Corp.
5.750% due 05/18/2009	200	201

Dominion Resources, Inc.
5.662% due 09/28/2007	100	100

DR Horton, Inc.
6.000% due 04/15/2011	200	201

Ford Motor Credit Co.
7.875% due 06/15/2010	200	202

Fortis Bank
5.265% due 04/28/2008	300	300

General Electric Capital Corp.
5.460% due 06/15/2009	600	602

Harrah’s Operating Co., Inc.
5.975% due 02/08/2008	100	100

HJ Heinz Co.
6.428% due 12/01/2008	300	306

HJ Heinz Finance Co.
6.000% due 03/15/2012	100	102

HSBC Finance Corp.
5.455% due 06/19/2009	400	401
5.490% due 09/15/2008	100	100
5.500% due 01/19/2016	200	201

International Lease Finance Corp.
5.400% due 02/15/2012	200	200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
iStar Financial, Inc.
5.150% due 03/01/2012		$200	$195

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	173

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036		$400	414

Merck & Co., Inc.
4.750% due 03/01/2015		200	191

Merrill Lynch & Co., Inc.
5.414% due 10/23/2008		200	200
5.464% due 08/14/2009		200	200

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	105

Morgan Stanley
5.485% due 02/09/2009		500	501
5.824% due 10/18/2016		200	201

Oracle Corp.
5.603% due 01/13/2009		200	200

Rabobank Capital Funding Trust
5.254% due 12/29/2049		400	386

Ryder System, Inc.
5.850% due 11/01/2016		200	197

SB Treasury Co. LLC
9.400% due 12/29/2049		100	105

Time Warner, Inc.
5.500% due 11/15/2011		200	200
5.606% due 11/13/2009		400	401

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049		300	319

Toyota Motor Credit Corp.
5.346% due 10/12/2007		400	400

U.S. Bancorp
5.380% due 04/28/2009		300	300

Unicredito Italiano NY
5.358% due 12/13/2007		400	400
5.360% due 05/06/2008		900	900
5.370% due 12/03/2007		300	300

Wachovia Bank N.A.
5.406% due 03/23/2009		500	500

Wal-Mart Stores, Inc.
5.265% due 06/16/2008		400	400

Wells Fargo Capital X
5.950% due 12/15/2086		200	197

Westpac Banking Corp.
5.310% due 06/06/2008		400	400

Wyeth
6.950% due 03/15/2011		200	213

			17,698

MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Mortgage Securities
5.000% due 05/25/2034		$252	248

Bear Stearns Commercial Mortgage Securities
5.460% due 03/15/2019		700	700

CC Mortgage Funding Corp.
5.530% due 07/25/2036		709	710

Countrywide Alternative Loan Trust
5.560% due 03/20/2046		424	424
5.630% due 02/25/2037		444	444
6.196% due 08/25/2036		643	648

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.580% due 05/25/2035	$349	$349
5.630% due 08/25/2034	2	2
5.640% due 04/25/2035	35	35
5.670% due 03/25/2035	426	427
5.680% due 02/25/2035	40	40
5.730% due 09/25/2034	59	59

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	9	9

CSAB Mortgage-Backed Trust
5.450% due 06/25/2036	164	164

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	246	246

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	594	582

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	89	91

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	119	119

Greenpoint Mortgage Funding Trust
5.620% due 11/25/2045	52	52

GSR Mortgage Loan Trust
3.393% due 06/25/2034	90	90
4.540% due 09/25/2035	248	244

Harborview Mortgage Loan Trust
5.720% due 02/19/2034	24	24

Indymac Index Mortgage Loan Trust
5.430% due 07/25/2046	433	433

Mellon Residential Funding Corp.
5.790% due 12/15/2030	52	53

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	76	76

Residential Accredit Loans, Inc.
5.560% due 04/25/2046	561	560

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	568	568
5.640% due 07/19/2034	24	24
5.700% due 03/19/2034	33	33

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	793	793

Washington Mutual, Inc.
5.114% due 10/25/2032	5	5
5.590% due 12/25/2045	257	258
5.596% due 02/27/2034	20	20
5.620% due 12/25/2027	129	129
5.640% due 10/25/2045	128	128
5.660% due 01/25/2045	44	44
5.670% due 01/25/2045	44	45
5.777% due 07/25/2046	664	668
6.227% due 08/25/2042	47	47

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	413	402
4.750% due 10/25/2018	236	229
4.950% due 03/25/2036	455	450
5.227% due 04/25/2036	164	164

		10,836

MUNICIPAL BONDS & NOTES 0.0%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	$25	26

	SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
7.614% due 12/31/2049	58	611

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 58.8%
Fannie Mae
4.190% due 11/01/2034	$363	$360
4.403% due 10/01/2034	47	47
4.951% due 12/01/2034	53	53
5.000% due 11/01/2018 - 03/01/2036	850	828
5.470% due 03/25/2034	43	43
5.500% due 10/01/2016 - 01/01/2037	3,449	3,429
5.600% due 06/25/2044	44	44
6.000% due 01/01/2037 - 07/25/2044	81,112	81,670
6.500% due 01/01/2037	7,000	7,133

Freddie Mac
4.500% due 02/15/2017	640	628
5.000% due 03/15/2017	373	370
5.500% due 06/12/2008 - 01/01/2037	6,457	6,407
5.958% due 10/25/2044	250	251
6.000% due 04/15/2036	937	930
6.742% due 02/01/2029	30	30

Government National Mortgage Association
5.125% due 11/20/2024	7	7

		102,230

U.S. TREASURY OBLIGATIONS 5.4%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$213	202
2.000% due 01/15/2014	109	106
2.000% due 07/15/2014	214	208
3.000% due 07/15/2012	113	115

U.S. Treasury Bonds
6.250% due 08/15/2023	3,800	4,375
7.125% due 02/15/2023	600	747
8.000% due 11/15/2021	600	796
8.125% due 08/15/2019	100	131
8.125% due 05/15/2021	1,100	1,465
8.750% due 05/15/2017	100	132
8.875% due 02/15/2019	200	274

U.S. Treasury Notes
3.875% due 09/15/2010	30	29
4.250% due 11/15/2013	100	97

U.S. Treasury Strips (k)
0.000% due 05/15/2017	430	263
0.000% due 08/15/2020	300	154
0.000% due 11/15/2021	600	289

		9,383

Total United States (Cost $157,433)		156,912

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 6.1%

CERTIFICATES OF DEPOSIT 0.4%
Countrywide Funding Corp.
5.360% due 08/16/2007	$700	$700

COMMERCIAL PAPER 4.3%
Bank of America Corp.
5.245% due 02/01/2007	$900	896

General Electric Capital Corp.
5.250% due 01/16/2007	900	898

Swedbank
5.240% due 02/21/2007	4,300	4,269

Time Warner, Inc.
5.390% due 01/25/2007	300	300

UBS Finance Delaware LLC
5.270% due 01/02/2007	1,100	1,100

		7,463

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,120	1,120

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,146. Repurchase proceeds are $1,121.)

U.S. TREASURY BILLS 0.8%
4.834% due 03/01/2007 -
03/15/2007 (a)(c)(e)	1,320	1,307

Total Short-Term Instruments (Cost $10,591)		10,590

Purchased Options (g) 0.4% (Cost $907)		682

Total Investments (d) 151.0% (Cost $260,967)		$262,720

Written Options (h) (0.6%) (Premiums $827)		(1,046)

Other Assets and Liabilities (Net) (50.4%)		(87,722)

Net Assets 100.0%		$173,952

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $247 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(d) As of December 31, 2006, portfolio securities with an aggregate value of $6,652 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $1,060 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2008	8	$(3)
90-Day Eurodollar June Futures	Long	06/2007	55	3
Euro-Bobl 5 Year Notes March Futures	Long	03/2007	88	(166)
Euro-Bund 10-Year Note March Futures	Long	03/2007	133	(481)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 108.500	Long	03/2007	55	0
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 118.500	Short	03/2007	9	1
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	14	3
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 112.000	Long	03/2007	102	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 115.500	Short	03/2007	9	(3)
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	14	(10)
Japan Government 10-Year Bond March Futures	Long	03/2007	28	(115)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	23	(12)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	247	(261)
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	17	(32)

				$(1,076)

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016	EUR	200	$0
BNP Paribas Bank	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		500	0
Deutsche Bank AG	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		700	(1)
Goldman Sachs & Co.	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
HSBC Bank USA	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
JPMorgan Chase & Co.	Dow Jones ITRAX 6HIVOL Index	Buy	(0.850%	)	12/20/2016		100	0
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	47,000	3
Bank of America	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(0.890%	)	06/20/2011		$200	(3)
Bank of America	Time Warner, Inc. 5.500% due 11/15/2011	Buy	(0.310%	)	12/20/2011		200	0
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012		200	0
Barclays Bank PLC	XL Capital Europe PLC 6.500% due 01/15/2012	Buy	(0.310%	)	03/20/2012		100	(1)
Bear Stearns & Co., Inc.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011		100	(1)
Bear Stearns & Co., Inc.	H.J. Heinz Finance Co. 6.000% due 03/15/2012	Buy	(0.370%	)	03/20/2012		100	0
Bear Stearns & Co., Inc.	Ryder System, Inc. 5.850% due 11/01/2016	Buy	(0.460%	)	12/20/2016		200	2
Citibank N.A.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.680%	)	12/20/2012		100	(1)
Credit Suisse First Boston	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008		200	0
Credit Suisse First Boston	DaimlerChrysler N.A. Holding Corp. 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009		200	0
Credit Suisse First Boston	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012		200	0
JPMorgan Chase & Co.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011		100	(1)
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010		200	(1)
Lehman Brothers, Inc.	Wyeth 6.700% due 03/15/2011	Buy	(0.100%	)	03/20/2011		200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011		3,200	65
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.350%		08/20/2011		2,300	55
Lehman Brothers, Inc.	CVS Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011		200	0
Lehman Brothers, Inc.	BellSouth Corp. 5.200% due 09/15/2014	Buy	(0.325%	)	09/20/2014		200	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015		200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.140%	)	08/20/2016		1,300	(67)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.065%	)	08/20/2016		1,800	(81)
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.410%		06/20/2007		400	1
Merrill Lynch & Co., Inc.	CSX Corp. 6.300% due 03/15/2012	Buy	(0.230%	)	03/20/2012		200	(1)
Royal Bank of Canada	DaimlerChrysler Canada Finance, Inc. 4.850% due 03/30/2009	Buy	(0.350%	)	06/20/2009		200	0
Royal Bank of Canada	JPMorgan Chase & Co. 6.750% due 02/01/2011	Buy	(0.310%	)	03/20/2016		200	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750 due 03/10/2014	Sell	1.280%		12/20/2011		100	1
Royal Bank of Scotland Group PLC	Morgan Stanley floating rate based on 3-Month USD-LIBOR plus 0.450% due 10/18/2016	Buy	(0.320%	)	12/20/2016		200	0

								$(31)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	800	$(3)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(13)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	11
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,900	(25)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		2,300	30
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,100	(21)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		1,800	24
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		4,200	(16)
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		2,800	(60)
UBS AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,600	51
Citibank N.A.	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015	CAD	500	1
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015		1,500	(41)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.000%	06/17/2010	EUR	10	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		700	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		12,160	(149)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		7,000	49
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		2,300	(23)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		900	41
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		600	11
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		700	6
Merrill Lynch & Co., Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		1,000	41
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		3,300	18
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	15
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		2,000	141
UBS AG	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	3,200	(65)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		900	19
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	19
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		100	(1)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	12
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	18
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,800	(118)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		700	(11)
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	5,800	(4)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016	JPY	380,000	11
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		60,000	(4)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		100,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		2,050,000	15
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		920,000	(56)
Merrill Lynch & Co., Inc.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		120,000	(4)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		1,460,000	9
UBS AG	6-Month JPY-LIBOR	Receive	0.800%	03/20/2012		50,000	(5)
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	06/15/2012		45,000	6
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		420,000	(16)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$800	(8)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,500	103
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		2,000	17
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		12,200	260
Credit Suisse First Boston	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		2,200	39
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		500	4
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	12/16/2014		700	0
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,400	32
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		1,700	(19)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		4,300	38
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		1,000	(22)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		11,200	(37)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,700	107
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		7,400	(81)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		600	5
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,100	94
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		2,300	(43)

							$395

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$101.000	02/23/2007	50	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	02/23/2007	35	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	210	4	3

				$6	$5

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	3,500	$20	$3
Call - OTC 2-Year Interest Rate Swap	HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	06/15/2007		3,500	17	3
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		$7,000	29	20
Call - OTC 1-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		44,900	107	33
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		10,600	42	49
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	12/20/2007		12,200	79	75
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.750%	04/27/2009		100	5	9
Put - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	6.250%	04/27/2009		100	7	2
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		4,600	15	14
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.150%	05/08/2007		23,300	88	95
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.190%	05/09/2007		113,500	225	177
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007		10,800	52	104
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		42,700	111	42
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		12,500	48	98

								$845	$724

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC U.S. dollar versus Japanese yen	$121.000	01/15/2007	$800	$5	$0
Call - OTC U.S. dollar versus Japanese yen	120.000	09/26/2007	800	6	6
Call - OTC U.S. dollar versus Japanese yen	117.900	11/09/2007	1,600	17	20
Call - OTC U.S. dollar versus Japanese yen	117.500	11/19/2007	800	9	11
Call - OTC U.S. dollar versus Japanese yen	114.281	12/05/2007	700	8	17

				$45	$54

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2037	$102.000	03/06/2007	$8,000	$1	$0
Call - OTC Fannie Mae 5.000% due 03/01/2037	106.000	03/06/2007	16,000	2	1
Put - OTC Fannie Mae 5.500% due 02/01/2037	86.625	02/05/2007	2,000	0	0
Put - OTC Fannie Mae 6.000% due 02/01/2037	93.063	02/05/2007	20,000	2	0
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.000	03/06/2007	39,000	5	3
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.375	03/06/2007	6,000	1	0

				$11	$4

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	03/19/2007	$3,900	$0	$(39)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	0.000	05/10/2007	3,000	0	(13)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	01/17/2007	2,000	0	(28)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	03/20/2007	2,600	0	(25)

					$0	$(105)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(h) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	1,000	$19	$5
Call - OTC 8-Year Interest Rate Swap	HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		1,100	18	5
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		$3,000	26	22
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		4,600	43	66
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.150%	12/20/2007		5,300	77	80
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		2,000	16	22
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.280%	05/08/2007		10,200	90	135
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		26,300	243	376
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007		4,700	52	119
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.750%	07/02/2007		9,900	97	41
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		9,200	99	66
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		4,100	47	109

								$827	$1,046

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(3)
Fannie Mae	5.000%	01/01/2037	$24,000	$23,367	$23,175
Fannie Mae	5.500%	01/01/2037	2,000	1,989	1,977
U.S. Treasury Notes	4.875%	05/31/2011	200	204	202
U.S. Treasury Notes	5.125%	05/15/2016	200	210	208

				$25,770	$25,562

(3) Market value includes $3 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,725	01/2007	$20	$0	$20
Buy		1,369	02/2007	8	0	8
Buy	BRL	100	01/2007	1	0	1
Buy		61	05/2007	0	0	0
Buy	CAD	2,848	01/2007	0	(77)	(77)
Sell		1,159	01/2007	14	0	14
Buy	CLP	6,033	02/2007	0	0	0
Buy		10,300	06/2007	0	0	0
Buy	CNY	9,364	05/2007	3	0	3
Buy		17,463	11/2007	15	0	15
Buy	DKK	6,472	03/2007	0	(3)	(3)
Buy	EUR	15,205	01/2007	5	(217)	(212)
Sell	GBP	6,154	01/2007	4	(67)	(63)
Buy		INR648	02/2007	1	0	1
Buy	JPY	3,977,436	01/2007	0	(255)	(255)
Sell		787,889	01/2007	107	0	107
Buy		163,407	02/2007	0	(18)	(18)
Sell		20,709	02/2007	7	0	7
Buy	KRW	916,130	02/2007	7	(3)	4
Buy		39,973	03/2007	1	0	1
Buy	MXN	5,158	01/2007	4	0	4
Buy		4,691	04/2007	1	0	1
Buy	NOK	1,485	01/2007	0	(6)	(6)
Buy		4,730	03/2007	0	(13)	(13)
Sell	NZD	1,526	01/2007	0	(54)	(54)
Sell		1,592	02/2007	0	(27)	(27)
Buy	PLN	90	04/2007	1	0	1
Buy		34	06/2007	0	0	0
Buy	RUB	458	01/2007	0	0	0
Buy		660	09/2007	0	0	0
Buy	SEK	8,983	03/2007	1	0	1
Buy	SGD	439	01/2007	4	0	4
Buy	TWD	9,257	02/2007	0	(4)	(4)
Buy	ZAR	97	06/2007	0	0	0

				$204	$(744)	$(540)

(k) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the

18	PIMCO Variable Insurance Trust

December 31, 2006

loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee   PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing  Fees Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$325,950	$248,343	$130,245	$35,451

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	124	$11,000	GBP	0	$112
Sales	293	103,700		2,100	1,110
Closing Buys	0	(21,900)		0	(195)
Expirations	(338)	(13,500)		0	(160)
Exercised	(79)	0		0	(40)
Balance at 12/31/2006	0	$79,300		GBP 2,100	$827

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 1,986	$ 247	$ 1,230
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (2,650)	$ 0	$ (205)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 261,122	$ 3,385	$ (1,787)	$ 1,598

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital(6)
12/31/2006	$ 4,594	$ 0	$ 0
12/31/2005	2,731	0	142

(5) Includes short-term capital gains, if any, distributed.

(6) A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4	$49	0	$0
Administrative Class	8,273	99,227	5,093	63,454
Advisor Class	1	10	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	381	4,593	235	2,873
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	0	(1)	0	0
Administrative Class	(2,147)	(25,733)	(561)	(7,033)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	6,512	$78,145	4,767	$59,294

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	93
Advisor Class	2	99

20	PIMCO Variable Insurance Trust

December 31, 2006

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Global Bond Portfolio (Unhedged)	0.90%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	23

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

26	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio (Unhedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

Annual Report	December 31, 2006	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2006

                  PIMCO Global Bond         JPMorgan GBI Global
                 Portfolio (Unhedged)          FX NY Index
                 Institutional Class         Unhedged in USD
                 -------------------         ---------------
 01/31/2006          $10,000                   $10,000
 02/28/2006            9,983                     9,958
 03/31/2006            9,880                     9,847
 04/30/2006           10,105                    10,067
 05/31/2006           10,219                    10,208
 06/30/2006           10,133                    10,127
 07/31/2006           10,212                    10,210
 08/31/2006           10,269                    10,316
 09/30/2006           10,250                    10,296
 10/31/2006           10,341                    10,392
 11/30/2006           10,594                    10,657
 12/31/2006           10,377                    10,467

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

United States	59.7%
Germany	10.7%
Japan	9.0%
United Kingdom	9.0%
Short-Term Instruments	4.0%
Other	7.6%

‡	% of Total Investments as of 12/31/2006

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Average Annual Total Return for the period ended December 31, 2006
		Portfolio Inception (01/31/06)*
	PIMCO Global Bond Portfolio (Unhedged) Institutional Class	3.77%
- -	JPMorgan GBI Global FX NY Index Unhedged in USD±	5.80%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. Dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,024.15	$1,021.42
Expenses Paid During Period†	$3.83	$3.82

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An underweight to shorter maturities and a curve flattening bias in the Eurozone benefited returns as interest rates increased and the curve flattened.

»	An overweight to U.S. duration and a curve steepening bias detracted from relative returns as these yields rose and the curve flattened over the year.

»	An overweight to mortgage-backed securities benefited performance as this sector outperformed relative to U.S. Treasuries given strong investor demand for their high quality yields.

»

A curve steepening bias in the U.K. detracted from returns as near maturity U.K. yields rose on expectations of further interest rate hikes, while at the long end, the yield curve inverted further on strong pension related buying.

»	An underweight to Japanese bonds and a curve flattening bias benefited returns as near maturity yields rose and the curve flattened.

»	A long position in the Japanese yen versus the U.S. dollar detracted from returns as the yen fell during the twelve-month period.

4	PIMCO Variable Insurance Trust

Financial Highlights  Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Period Ended:	01/31/2006-12/31/2006

Institutional Class
Net asset value beginning of period	$12.00
Net investment income (a)	0.41
Net realized/unrealized gain on investments (a)	0.04
Total income from investment operations	0.45
Dividends from net investment income	(0.39)
Total distributions	(0.39)
Net asset value end of period	$12.06
Total return	3.77%
Net assets end of period (000s)	$48
Ratio of expenses to average net assets	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%*
Ratio of net investment income to average net assets	3.70%*
Portfolio turnover rate	224%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$262,720
Foreign currency, at value	2,532
Receivable for investments sold	34,467
Receivable for Portfolio shares sold	154
Interest and dividends receivable	1,970
Swap premiums paid	1,237
Unrealized appreciation on forward foreign currency contracts	204
Unrealized appreciation on swap agreements	1,376
304,660

Liabilities:
Payable for investments purchased	$100,865
Payable for Portfolio shares redeemed	107
Payable for short sales	25,562
Written options outstanding	1,046
Accrued investment advisory fee	39
Accrued administration fee	78
Accrued servicing fee	24
Variation margin payable	168
Swap premiums received	1,062
Unrealized depreciation on forward foreign currency contracts	744
Unrealized depreciation on swap agreements	1,012
Other liabilities	1
130,708

Net Assets	$173,952

Net Assets Consist of:
Paid in capital	$173,344
Overdistributed net investment income	(418)
Accumulated undistributed net realized gain	490
Net unrealized appreciation	536
$173,952

Net Assets:
Institutional Class	$48
Administrative Class	173,894
Advisor Class	10

Shares Issued and Outstanding:
Institutional Class	4
Administrative Class	14,415
Advisor Class	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.06
Administrative Class	12.06
Advisor Class	12.06

Cost of Investments Owned	$260,967
Cost of Foreign Currency Held	$2,535
Proceeds Received on Short Sales	$25,770
Premiums Received on Written Options	$827

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$6,015
Dividends	53
Miscellaneous income	3
Total Income	6,071

Expenses:
Investment advisory fees	346
Administration fees	692
Servicing fees – Administrative Class	208
Trustees’ fees	2
Interest expense	6
Total Expenses	1,254

Net Investment Income	4,817

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(181)
Net realized gain on futures contracts, options and swaps	1,109
Net realized gain on foreign currency transactions	562
Net change in unrealized appreciation on investments	1,823
Net change in unrealized (depreciation) on futures contracts, options and swaps	(1,087)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(856)
Net Gain	1,370

Net Increase in Net Assets Resulting from Operations	$6,187

*Includes foreign tax withholding of $1.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,817	$1,678
Net realized gain (loss)	1,490	(3,310)
Net change in unrealized (depreciation)	(120)	(2,270)
Net increase (decrease) resulting from operations	6,187	(3,902)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(4,594)	(1,572)
Advisor Class	0	0
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(1,301)
Advisor Class	0	0

Total Distributions	(4,594)	(2,873)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	49	0
Administrative Class	99,227	63,454
Advisor Class	10	0
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	4,593	2,873
Advisor Class	0	0
Cost of shares redeemed
Institutional Class	(1)	0
Administrative Class	(25,733)	(7,033)
Advisor Class	0	0
Net increase resulting from Portfolio share transactions	78,145	59,294

Total Increase in Net Assets	79,738	52,519

Net Assets:
Beginning of period	94,214	41,695
End of period*	$173,952	$94,214

*Including (overdistributed) net investment income of:	$(418)	$(1,332)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BELGIUM 0.5%
Belgium Government Bond
4.250% due 09/28/2014	EUR	600	$807

Total Belgium (Cost $762)			807

BRAZIL 0.2%
Vale Overseas Ltd.
6.250% due 01/11/2016		$300	304

Total Brazil (Cost $300)			304

CANADA 0.5%
DaimlerChrysler Canada Finance, Inc.
4.850% due 03/30/2009	CAD	200	172

Province of Ontario
6.200% due 06/02/2031		500	530

Province of Quebec Canada
5.000% due 12/01/2038		200	180

Total Canada (Cost $908)			882

CAYMAN ISLANDS 1.6%
Asahi Finance Cayman Ltd.
1.654% due 02/28/2049	JPY	100,000	841

ASIF II
4.439% due 06/15/2007	CAD	200	171

Mizuho Finance Cayman Ltd.
1.901% due 08/29/2049	JPY	100,000	854

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		$400	407

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	397

Vita Capital Ltd.
6.710% due 01/01/2007		250	250

Total Cayman Islands (Cost $2,926)			2,920

FINLAND 0.3%
Nordea Bank Finland
5.308% due 05/28/2008		$500	500

Total Finland (Cost $500)			500

FRANCE 0.9%
France Government Bond
3.150% due 07/25/2032 (b)	EUR	108	180
5.750% due 10/25/2032		600	993
6.500% due 04/25/2011		300	436

Total France (Cost $1,574)			1,609

GERMANY 16.2%
Amadeus Global Travel Distribution S.A.
5.813% due 04/08/2013	EUR	50	67
6.628% due 04/08/2014		50	67

Republic of Germany
3.750% due 01/04/2015		2,600	3,385
4.250% due 01/04/2014		1,400	1,881
4.250% due 07/04/2014		5,700	7,666
4.750% due 07/04/2028		300	432
4.750% due 07/04/2034		100	146
5.250% due 01/04/2011		2,200	3,043
5.500% due 01/04/2031		400	638
5.625% due 01/04/2028		3,550	5,675
6.250% due 01/04/2024		600	1,002
6.250% due 01/04/2030		1,300	2,253
6.500% due 07/04/2027		1,100	1,928

Total Germany (Cost $26,944)			28,183

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
IRELAND 0.2%
Bank of Ireland
5.375% due 12/19/2008		$400	$400

Total Ireland (Cost $400)			400

ITALY 0.3%
Seashell Securities PLC
3.826% due 07/25/2028	EUR	44	58

Siena Mortgages SpA
3.909% due 12/16/2038		256	340

Telecom Italia SpA
5.625% due 02/01/2007		60	79

Total Italy (Cost $431)			477

JAPAN 13.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	127

Japan Government Bond
0.700% due 09/20/2008	JPY	20,000	168
1.000% due 09/20/2010		100,000	838
1.100% due 12/10/2016 (b)		600,000	5,011
1.500% due 03/20/2011		620,000	5,291
1.500% due 03/20/2014		50,000	421
1.600% due 09/20/2013		10,000	85
1.600% due 06/20/2014		120,000	1,016
1.600% due 09/20/2014		240,000	2,027
2.300% due 05/20/2030		7,000	60
2.300% due 06/20/2035		130,000	1,097
2.400% due 03/20/2034		130,000	1,121
2.500% due 09/20/2035		360,000	3,168
2.500% due 06/20/2036		260,000	2,281

Resona Bank Ltd.
5.850% due 09/29/2049		$100	98

Sumitomo Mitsui Banking Corp.
1.466% due 09/29/2049	JPY	100,000	850
5.625% due 07/29/2049		$100	98

Total Japan (Cost $24,427)			23,757

MEXICO 0.1%
Pemex Project Funding Master Trust
5.750% due 12/15/2015		$100	99

Total Mexico (Cost $97)			99

NETHERLANDS 1.0%
Dutch Mortgage-Backed Securities BV
3.693% due 10/02/2079	EUR	969	1,284

Netherlands Government Bond
4.250% due 07/15/2013		200	269

Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009		$100	100

Total Netherlands (Cost $1,540)			1,653

NORWAY 0.2%
DnB NORBank ASA
5.443% due 10/13/2009		$300	300

Total Norway (Cost $300)			300

RUSSIA 0.3%
VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		$500	501

Total Russia (Cost $500)			501

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SPAIN 4.9%
Santander U.S. Debt S.A. Unipersonal
5.426% due 11/20/2009		$400	$400

Spain Government Bond
4.750% due 07/30/2014	EUR	5,000	6,951
5.150% due 07/30/2009		900	1,224

Total Spain (Cost $8,127)			8,575

UNITED KINGDOM 13.5%
HBOS PLC
5.920% due 09/29/2049		$200	197

Holmes Financing PLC
3.734% due 10/15/2009	EUR	100	132
3.754% due 07/15/2010		100	132

HSBC Holdings PLC
6.500% due 05/02/2036		$1,200	1,295

Royal Bank of Scotland Group PLC
5.770% due 07/06/2012		100	100

United Kingdom Gilt
4.250% due 03/07/2011	GBP	1,700	3,231
4.750% due 06/07/2010		7,520	14,561
4.750% due 09/07/2015		1,500	2,930
5.000% due 03/07/2008		100	195
5.000% due 03/07/2012		200	392

Vodafone Group PLC
5.424% due 06/29/2007		$300	300

XL Capital Europe PLC
6.500% due 01/15/2012		100	104

Total United Kingdom (Cost $22,300)			23,569

UNITED STATES 90.2%

ASSET-BACKED SECURITIES 9.3%
Accredited Mortgage Loan Trust
5.390% due 09/25/2036		$559	559

ACE Securities Corp.
5.460% due 10/25/2035		55	55

Amortizing Residential Collateral Trust
5.640% due 07/25/2032		1	1
5.700% due 10/25/2031		3	3

Argent Securities, Inc.
5.470% due 10/25/2035		11	11
5.470% due 02/25/2036		160	161

Asset-Backed Funding Certificates
5.380% due 01/25/2037		786	787

Asset-Backed Securities Corp. Home Equity
5.460% due 11/25/2035		17	17

Bear Stearns Asset-Backed Securities, Inc.
5.520% due 12/25/2042		5	5

Centex Home Equity
5.400% due 06/25/2036		402	403

Countrywide Asset-Backed Certificates
5.380% due 01/25/2046		558	559
5.400% due 05/25/2037		1,583	1,582

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036		785	785

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032		1	1

DaimlerChrysler Auto Trust
5.329% due 12/08/2007		300	300

First Franklin Mortgage Loan Asset-Backed Certificates
5.380% due 05/25/2036		421	422

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fremont Home Loan Trust
5.370% due 10/25/2036	$698	$698

GSAMP Trust
5.640% due 03/25/2034	54	54

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	789	787

Indymac Residential Asset-Backed Trust
5.390% due 08/25/2036	477	477
5.410% due 04/25/2037	800	798

IXIS Real Estate Capital Trust
5.410% due 08/25/2036	180	181

JPMorgan Mortgage Acquisition Corp.
5.400% due 10/25/2036	773	774

Lehman XS Trust
5.430% due 04/25/2046	369	369
5.430% due 07/25/2046	577	577

Long Beach Mortgage Loan Trust
5.410% due 04/25/2036	261	261

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	800	801

Morgan Stanley ABS Capital I
5.390% due 07/25/2036	471	471

Morgan Stanley Capital I
5.420% due 02/25/2036	314	314

Morgan Stanley Home Equity Loans
5.420% due 02/25/2036	360	360

Option One Mortgage Loan Trust
5.420% due 01/25/2036	321	321

Quest Trust
5.430% due 12/25/2035	9	9

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	257	257
5.430% due 02/25/2036	312	312

Residential Asset Securities Corp.
5.410% due 04/25/2036	136	136
5.450% due 10/25/2035	20	20

SACO I, Inc.
5.410% due 05/25/2036	162	162

Saxon Asset Securities Trust
5.620% due 01/25/2032	3	3

Securitized Asset-Backed Receivables LLC Trust
5.410% due 03/25/2036	336	337

Soundview Home Equity Loan Trust
5.460% due 11/25/2035	44	44
5.520% due 04/25/2035	12	12

Structured Asset Securities Corp.
4.900% due 04/25/2035	62	61
5.750% due 05/25/2034	17	17

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	22	22

Washington Mutual Asset-Backed Certificates
5.410% due 10/25/2036	777	778

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	399	399
5.580% due 10/25/2035	664	665

		16,128

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 10.2%
AT&T, Inc.
5.464% due 05/15/2008	$600	$601

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	250	250

AutoZone, Inc.
5.875% due 10/15/2012	100	100

Bank of America Corp.
5.378% due 11/06/2009	400	400

BellSouth Corp.
5.200% due 09/15/2014	200	196

BNP Paribas
5.292% due 05/28/2008	800	800

Boston Scientific Corp.
6.000% due 06/15/2011	200	202
6.400% due 06/15/2016	200	203

CenterPoint Energy, Inc.
5.875% due 06/01/2008	200	201

Charter One Bank N.A.
5.430% due 04/24/2009	1,000	1,001

CIT Group, Inc.
5.445% due 02/21/2008	300	301
5.460% due 06/08/2009	500	501
5.580% due 05/23/2008	100	100

Citigroup, Inc.
5.406% due 12/26/2008	400	400

CMS Energy Corp.
7.500% due 01/15/2009	100	104
8.900% due 07/15/2008	200	210

CNA Financial Corp.
6.000% due 08/15/2011	200	203

ConocoPhillips Australia Funding Co.
5.468% due 04/09/2009	500	501

CSX Corp.
6.300% due 03/15/2012	200	207

CVS Corp.
5.750% due 08/15/2011	200	203

DaimlerChrysler N.A. Holding Corp.
5.750% due 05/18/2009	200	201

Dominion Resources, Inc.
5.662% due 09/28/2007	100	100

DR Horton, Inc.
6.000% due 04/15/2011	200	201

Ford Motor Credit Co.
7.875% due 06/15/2010	200	202

Fortis Bank
5.265% due 04/28/2008	300	300

General Electric Capital Corp.
5.460% due 06/15/2009	600	602

Harrah’s Operating Co., Inc.
5.975% due 02/08/2008	100	100

HJ Heinz Co.
6.428% due 12/01/2008	300	306

HJ Heinz Finance Co.
6.000% due 03/15/2012	100	102

HSBC Finance Corp.
5.455% due 06/19/2009	400	401
5.490% due 09/15/2008	100	100
5.500% due 01/19/2016	200	201

International Lease Finance Corp.
5.400% due 02/15/2012	200	200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
iStar Financial, Inc.
5.150% due 03/01/2012		$200	$195

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	173

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036		$400	414

Merck & Co., Inc.
4.750% due 03/01/2015		200	191

Merrill Lynch & Co., Inc.
5.414% due 10/23/2008		200	200
5.464% due 08/14/2009		200	200

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	105

Morgan Stanley
5.485% due 02/09/2009		500	501
5.824% due 10/18/2016		200	201

Oracle Corp.
5.603% due 01/13/2009		200	200

Rabobank Capital Funding Trust
5.254% due 12/29/2049		400	386

Ryder System, Inc.
5.850% due 11/01/2016		200	197

SB Treasury Co. LLC
9.400% due 12/29/2049		100	105

Time Warner, Inc.
5.500% due 11/15/2011		200	200
5.606% due 11/13/2009		400	401

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049		300	319

Toyota Motor Credit Corp.
5.346% due 10/12/2007		400	400

U.S. Bancorp
5.380% due 04/28/2009		300	300

Unicredito Italiano NY
5.358% due 12/13/2007		400	400
5.360% due 05/06/2008		900	900
5.370% due 12/03/2007		300	300

Wachovia Bank N.A.
5.406% due 03/23/2009		500	500

Wal-Mart Stores, Inc.
5.265% due 06/16/2008		400	400

Wells Fargo Capital X
5.950% due 12/15/2086		200	197

Westpac Banking Corp.
5.310% due 06/06/2008		400	400

Wyeth
6.950% due 03/15/2011		200	213

			17,698

MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Mortgage Securities
5.000% due 05/25/2034		$252	248

Bear Stearns Commercial Mortgage Securities
5.460% due 03/15/2019		700	700

CC Mortgage Funding Corp.
5.530% due 07/25/2036		709	710

Countrywide Alternative Loan Trust
5.560% due 03/20/2046		424	424
5.630% due 02/25/2037		444	444
6.196% due 08/25/2036		643	648

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.580% due 05/25/2035	$349	$349
5.630% due 08/25/2034	2	2
5.640% due 04/25/2035	35	35
5.670% due 03/25/2035	426	427
5.680% due 02/25/2035	40	40
5.730% due 09/25/2034	59	59

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	9	9

CSAB Mortgage-Backed Trust
5.450% due 06/25/2036	164	164

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	246	246

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	594	582

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	89	91

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	119	119

Greenpoint Mortgage Funding Trust
5.620% due 11/25/2045	52	52

GSR Mortgage Loan Trust
3.393% due 06/25/2034	90	90
4.540% due 09/25/2035	248	244

Harborview Mortgage Loan Trust
5.720% due 02/19/2034	24	24

Indymac Index Mortgage Loan Trust
5.430% due 07/25/2046	433	433

Mellon Residential Funding Corp.
5.790% due 12/15/2030	52	53

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	76	76

Residential Accredit Loans, Inc.
5.560% due 04/25/2046	561	560

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	568	568
5.640% due 07/19/2034	24	24
5.700% due 03/19/2034	33	33

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	793	793

Washington Mutual, Inc.
5.114% due 10/25/2032	5	5
5.590% due 12/25/2045	257	258
5.596% due 02/27/2034	20	20
5.620% due 12/25/2027	129	129
5.640% due 10/25/2045	128	128
5.660% due 01/25/2045	44	44
5.670% due 01/25/2045	44	45
5.777% due 07/25/2046	664	668
6.227% due 08/25/2042	47	47

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	413	402
4.750% due 10/25/2018	236	229
4.950% due 03/25/2036	455	450
5.227% due 04/25/2036	164	164

		10,836

MUNICIPAL BONDS & NOTES 0.0%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	$25	26

	SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
7.614% due 12/31/2049	58	611

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 58.8%
Fannie Mae
4.190% due 11/01/2034	$363	$360
4.403% due 10/01/2034	47	47
4.951% due 12/01/2034	53	53
5.000% due 11/01/2018 - 03/01/2036	850	828
5.470% due 03/25/2034	43	43
5.500% due 10/01/2016 - 01/01/2037	3,449	3,429
5.600% due 06/25/2044	44	44
6.000% due 01/01/2037 - 07/25/2044	81,112	81,670
6.500% due 01/01/2037	7,000	7,133

Freddie Mac
4.500% due 02/15/2017	640	628
5.000% due 03/15/2017	373	370
5.500% due 06/12/2008 - 01/01/2037	6,457	6,407
5.958% due 10/25/2044	250	251
6.000% due 04/15/2036	937	930
6.742% due 02/01/2029	30	30

Government National Mortgage Association
5.125% due 11/20/2024	7	7

		102,230

U.S. TREASURY OBLIGATIONS 5.4%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$213	202
2.000% due 01/15/2014	109	106
2.000% due 07/15/2014	214	208
3.000% due 07/15/2012	113	115

U.S. Treasury Bonds
6.250% due 08/15/2023	3,800	4,375
7.125% due 02/15/2023	600	747
8.000% due 11/15/2021	600	796
8.125% due 08/15/2019	100	131
8.125% due 05/15/2021	1,100	1,465
8.750% due 05/15/2017	100	132
8.875% due 02/15/2019	200	274

U.S. Treasury Notes
3.875% due 09/15/2010	30	29
4.250% due 11/15/2013	100	97

U.S. Treasury Strips (k)
0.000% due 05/15/2017	430	263
0.000% due 08/15/2020	300	154
0.000% due 11/15/2021	600	289

		9,383

Total United States (Cost $157,433)		156,912

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 6.1%

CERTIFICATES OF DEPOSIT 0.4%
Countrywide Funding Corp.
5.360% due 08/16/2007	$700	$700

COMMERCIAL PAPER 4.3%
Bank of America Corp.
5.245% due 02/01/2007	$900	896

General Electric Capital Corp.
5.250% due 01/16/2007	900	898

Swedbank
5.240% due 02/21/2007	4,300	4,269

Time Warner, Inc.
5.390% due 01/25/2007	300	300

UBS Finance Delaware LLC
5.270% due 01/02/2007	1,100	1,100

		7,463

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,120	1,120

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,146. Repurchase proceeds are $1,121.)

U.S. TREASURY BILLS 0.8%
4.834% due 03/01/2007 -
03/15/2007 (a)(c)(e)	1,320	1,307

Total Short-Term Instruments (Cost $10,591)		10,590

Purchased Options (g) 0.4% (Cost $907)		682

Total Investments (d) 151.0% (Cost $260,967)		$262,720

Written Options (h) (0.6%) (Premiums $827)		(1,046)

Other Assets and Liabilities (Net) (50.4%)		(87,722)

Net Assets 100.0%		$173,952

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $247 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(d) As of December 31, 2006, portfolio securities with an aggregate value of $6,652 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $1,060 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2008	8	$(3)
90-Day Eurodollar June Futures	Long	06/2007	55	3
Euro-Bobl 5 Year Notes March Futures	Long	03/2007	88	(166)
Euro-Bund 10-Year Note March Futures	Long	03/2007	133	(481)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 108.500	Long	03/2007	55	0
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 118.500	Short	03/2007	9	1
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	14	3
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 112.000	Long	03/2007	102	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 115.500	Short	03/2007	9	(3)
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	14	(10)
Japan Government 10-Year Bond March Futures	Long	03/2007	28	(115)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	23	(12)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	247	(261)
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	17	(32)

				$(1,076)

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016	EUR	200	$0
BNP Paribas Bank	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		500	0
Deutsche Bank AG	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		700	(1)
Goldman Sachs & Co.	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
HSBC Bank USA	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
JPMorgan Chase & Co.	Dow Jones ITRAX 6HIVOL Index	Buy	(0.850%	)	12/20/2016		100	0
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	47,000	3
Bank of America	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(0.890%	)	06/20/2011		$200	(3)
Bank of America	Time Warner, Inc. 5.500% due 11/15/2011	Buy	(0.310%	)	12/20/2011		200	0
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012		200	0
Barclays Bank PLC	XL Capital Europe PLC 6.500% due 01/15/2012	Buy	(0.310%	)	03/20/2012		100	(1)
Bear Stearns & Co., Inc.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011		100	(1)
Bear Stearns & Co., Inc.	H.J. Heinz Finance Co. 6.000% due 03/15/2012	Buy	(0.370%	)	03/20/2012		100	0
Bear Stearns & Co., Inc.	Ryder System, Inc. 5.850% due 11/01/2016	Buy	(0.460%	)	12/20/2016		200	2
Citibank N.A.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.680%	)	12/20/2012		100	(1)
Credit Suisse First Boston	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008		200	0
Credit Suisse First Boston	DaimlerChrysler N.A. Holding Corp. 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009		200	0
Credit Suisse First Boston	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012		200	0
JPMorgan Chase & Co.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011		100	(1)
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010		200	(1)
Lehman Brothers, Inc.	Wyeth 6.700% due 03/15/2011	Buy	(0.100%	)	03/20/2011		200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011		3,200	65
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.350%		08/20/2011		2,300	55
Lehman Brothers, Inc.	CVS Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011		200	0
Lehman Brothers, Inc.	BellSouth Corp. 5.200% due 09/15/2014	Buy	(0.325%	)	09/20/2014		200	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015		200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.140%	)	08/20/2016		1,300	(67)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.065%	)	08/20/2016		1,800	(81)
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.410%		06/20/2007		400	1
Merrill Lynch & Co., Inc.	CSX Corp. 6.300% due 03/15/2012	Buy	(0.230%	)	03/20/2012		200	(1)
Royal Bank of Canada	DaimlerChrysler Canada Finance, Inc. 4.850% due 03/30/2009	Buy	(0.350%	)	06/20/2009		200	0
Royal Bank of Canada	JPMorgan Chase & Co. 6.750% due 02/01/2011	Buy	(0.310%	)	03/20/2016		200	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750 due 03/10/2014	Sell	1.280%		12/20/2011		100	1
Royal Bank of Scotland Group PLC	Morgan Stanley floating rate based on 3-Month USD-LIBOR plus 0.450% due 10/18/2016	Buy	(0.320%	)	12/20/2016		200	0

								$(31)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	800	$(3)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(13)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	11
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,900	(25)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		2,300	30
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,100	(21)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		1,800	24
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		4,200	(16)
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		2,800	(60)
UBS AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,600	51
Citibank N.A.	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015	CAD	500	1
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015		1,500	(41)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.000%	06/17/2010	EUR	10	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		700	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		12,160	(149)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		7,000	49
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		2,300	(23)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		900	41
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		600	11
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		700	6
Merrill Lynch & Co., Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		1,000	41
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		3,300	18
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	15
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		2,000	141
UBS AG	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	3,200	(65)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		900	19
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	19
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		100	(1)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	12
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	18
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,800	(118)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		700	(11)
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	5,800	(4)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016	JPY	380,000	11
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		60,000	(4)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		100,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		2,050,000	15
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		920,000	(56)
Merrill Lynch & Co., Inc.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		120,000	(4)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		1,460,000	9
UBS AG	6-Month JPY-LIBOR	Receive	0.800%	03/20/2012		50,000	(5)
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	06/15/2012		45,000	6
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		420,000	(16)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$800	(8)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,500	103
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		2,000	17
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		12,200	260
Credit Suisse First Boston	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		2,200	39
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		500	4
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	12/16/2014		700	0
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,400	32
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		1,700	(19)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		4,300	38
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		1,000	(22)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		11,200	(37)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,700	107
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		7,400	(81)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		600	5
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,100	94
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		2,300	(43)

							$395

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$101.000	02/23/2007	50	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	02/23/2007	35	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	210	4	3

				$6	$5

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	3,500	$20	$3
Call - OTC 2-Year Interest Rate Swap	HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	06/15/2007		3,500	17	3
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		$7,000	29	20
Call - OTC 1-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		44,900	107	33
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		10,600	42	49
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	12/20/2007		12,200	79	75
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.750%	04/27/2009		100	5	9
Put - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	6.250%	04/27/2009		100	7	2
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		4,600	15	14
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.150%	05/08/2007		23,300	88	95
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.190%	05/09/2007		113,500	225	177
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007		10,800	52	104
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		42,700	111	42
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		12,500	48	98

								$845	$724

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC U.S. dollar versus Japanese yen	$121.000	01/15/2007	$800	$5	$0
Call - OTC U.S. dollar versus Japanese yen	120.000	09/26/2007	800	6	6
Call - OTC U.S. dollar versus Japanese yen	117.900	11/09/2007	1,600	17	20
Call - OTC U.S. dollar versus Japanese yen	117.500	11/19/2007	800	9	11
Call - OTC U.S. dollar versus Japanese yen	114.281	12/05/2007	700	8	17

				$45	$54

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2037	$102.000	03/06/2007	$8,000	$1	$0
Call - OTC Fannie Mae 5.000% due 03/01/2037	106.000	03/06/2007	16,000	2	1
Put - OTC Fannie Mae 5.500% due 02/01/2037	86.625	02/05/2007	2,000	0	0
Put - OTC Fannie Mae 6.000% due 02/01/2037	93.063	02/05/2007	20,000	2	0
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.000	03/06/2007	39,000	5	3
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.375	03/06/2007	6,000	1	0

				$11	$4

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	03/19/2007	$3,900	$0	$(39)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	0.000	05/10/2007	3,000	0	(13)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	01/17/2007	2,000	0	(28)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	03/20/2007	2,600	0	(25)

					$0	$(105)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(h) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	1,000	$19	$5
Call - OTC 8-Year Interest Rate Swap	HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		1,100	18	5
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		$3,000	26	22
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		4,600	43	66
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.150%	12/20/2007		5,300	77	80
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		2,000	16	22
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.280%	05/08/2007		10,200	90	135
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		26,300	243	376
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007		4,700	52	119
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.750%	07/02/2007		9,900	97	41
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		9,200	99	66
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		4,100	47	109

								$827	$1,046

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(3)
Fannie Mae	5.000%	01/01/2037	$24,000	$23,367	$23,175
Fannie Mae	5.500%	01/01/2037	2,000	1,989	1,977
U.S. Treasury Notes	4.875%	05/31/2011	200	204	202
U.S. Treasury Notes	5.125%	05/15/2016	200	210	208

				$25,770	$25,562

(3) Market value includes $3 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,725	01/2007	$20	$0	$20
Buy		1,369	02/2007	8	0	8
Buy	BRL	100	01/2007	1	0	1
Buy		61	05/2007	0	0	0
Buy	CAD	2,848	01/2007	0	(77)	(77)
Sell		1,159	01/2007	14	0	14
Buy	CLP	6,033	02/2007	0	0	0
Buy		10,300	06/2007	0	0	0
Buy	CNY	9,364	05/2007	3	0	3
Buy		17,463	11/2007	15	0	15
Buy	DKK	6,472	03/2007	0	(3)	(3)
Buy	EUR	15,205	01/2007	5	(217)	(212)
Sell	GBP	6,154	01/2007	4	(67)	(63)
Buy		INR648	02/2007	1	0	1
Buy	JPY	3,977,436	01/2007	0	(255)	(255)
Sell		787,889	01/2007	107	0	107
Buy		163,407	02/2007	0	(18)	(18)
Sell		20,709	02/2007	7	0	7
Buy	KRW	916,130	02/2007	7	(3)	4
Buy		39,973	03/2007	1	0	1
Buy	MXN	5,158	01/2007	4	0	4
Buy		4,691	04/2007	1	0	1
Buy	NOK	1,485	01/2007	0	(6)	(6)
Buy		4,730	03/2007	0	(13)	(13)
Sell	NZD	1,526	01/2007	0	(54)	(54)
Sell		1,592	02/2007	0	(27)	(27)
Buy	PLN	90	04/2007	1	0	1
Buy		34	06/2007	0	0	0
Buy	RUB	458	01/2007	0	0	0
Buy		660	09/2007	0	0	0
Buy	SEK	8,983	03/2007	1	0	1
Buy	SGD	439	01/2007	4	0	4
Buy	TWD	9,257	02/2007	0	(4)	(4)
Buy	ZAR	97	06/2007	0	0	0

				$204	$(744)	$(540)

(k) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the

18	PIMCO Variable Insurance Trust

December 31, 2006

loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee   PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing  Fees Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$325,950	$248,343	$130,245	$35,451

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	124	$11,000	GBP	0	$112
Sales	293	103,700		2,100	1,110
Closing Buys	0	(21,900)		0	(195)
Expirations	(338)	(13,500)		0	(160)
Exercised	(79)	0		0	(40)
Balance at 12/31/2006	0	$79,300		GBP 2,100	$827

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 1,986	$ 247	$ 1,230
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (2,650)	$ 0	$ (205)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 261,122	$ 3,385	$ (1,787)	$ 1,598

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital(6)
12/31/2006	$ 4,594	$ 0	$ 0
12/31/2005	2,731	0	142

(5) Includes short-term capital gains, if any, distributed.

(6) A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4	$49	0	$0
Administrative Class	8,273	99,227	5,093	63,454
Advisor Class	1	10	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	381	4,593	235	2,873
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	0	(1)	0	0
Administrative Class	(2,147)	(25,733)	(561)	(7,033)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	6,512	$78,145	4,767	$59,294

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	93
Advisor Class	2	99

20	PIMCO Variable Insurance Trust

December 31, 2006

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Global Bond Portfolio (Unhedged)	0.90%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	23

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

26	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Global Bond Portfolio (Unhedged)

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

Annual Report	December 31, 2006	3

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2006

                   PIMCO Global Bond Portfolio         JPMorgan GBI Global
                     (Unhedged) Advisor Class      FX NY Index Unhedged in USD
                     ------------------------      ---------------------------
   10/31/2006               $10,000                        $10,000
   11/30/2006                10,242                         10,255
   12/31/2006                10,029                         10,072

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

United States	59.7%
Germany	10.7%
Japan	9.0%
United Kingdom	9.0%
Short-Term Instruments	4.0%
Other	7.6%

‡	% of Total Investments as of 12/31/2006

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (10/31/06)
	PIMCO Global Bond Portfolio (Unhedged) Advisor Class	0.28%
....	JPMorgan GBI Global FX NY Index Unhedged in USD±	0.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. Dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,002.85	$1,020.16
Expenses Paid During Period†	$1.67	$5.09

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period since the class commenced operations on 10/31/06). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

»	An underweight to shorter maturities and a curve flattening bias in the Eurozone benefited returns as interest rates increased and the curve flattened.

»	An overweight to U.S. duration and a curve steepening bias detracted from relative returns as these yields rose and the curve flattened over the year.

»	An overweight to mortgage-backed securities benefited performance as this sector outperformed relative to U.S. Treasuries given strong investor demand for their high quality yields.

»

A curve steepening bias in the U.K. detracted from returns as near maturity U.K. yields rose on expectations of further interest rate hikes, while at the long end, the yield curve inverted further on strong pension related buying.

»	An underweight to Japanese bonds and a curve flattening bias benefited returns as near maturity yields rose and the curve flattened.

»	A long position in the Japanese yen versus the U.S. dollar detracted from returns as the yen fell during the twelve-month period.

4	PIMCO Variable Insurance Trust

Financial Highlights Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Period Ended:	10/31/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$12.09
Net investment income (a)	0.07
Net realized/unrealized (loss) on investments (a)	(0.04)
Total income from investment operations	0.03
Dividends from net investment income	(0.06)
Total distributions	(0.06)
Net asset value end of period	$12.06
Total return	0.28%
Net assets end of period (000s)	$10
Ratio of expenses to average net assets	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%*
Ratio of net investment income to average net assets	3.08%*
Portfolio turnover rate	224%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities  Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$262,720
Foreign currency, at value	2,532
Receivable for investments sold	34,467
Receivable for Portfolio shares sold	154
Interest and dividends receivable	1,970
Swap premiums paid	1,237
Unrealized appreciation on forward foreign currency contracts	204
Unrealized appreciation on swap agreements	1,376
304,660

Liabilities:
Payable for investments purchased	$100,865
Payable for Portfolio shares redeemed	107
Payable for short sales	25,562
Written options outstanding	1,046
Accrued investment advisory fee	39
Accrued administration fee	78
Accrued servicing fee	24
Variation margin payable	168
Swap premiums received	1,062
Unrealized depreciation on forward foreign currency contracts	744
Unrealized depreciation on swap agreements	1,012
Other liabilities	1
130,708

Net Assets	$173,952

Net Assets Consist of:
Paid in capital	$173,344
Overdistributed net investment income	(418)
Accumulated undistributed net realized gain	490
Net unrealized appreciation	536
$173,952

Net Assets:
Institutional Class	$48
Administrative Class	173,894
Advisor Class	10

Shares Issued and Outstanding:
Institutional Class	4
Administrative Class	14,415
Advisor Class	1

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$12.06
Administrative Class	12.06
Advisor Class	12.06

Cost of Investments Owned	$260,967
Cost of Foreign Currency Held	$2,535
Proceeds Received on Short Sales	$25,770
Premiums Received on Written Options	$827

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$6,015
Dividends	53
Miscellaneous income	3
Total Income	6,071

Expenses:
Investment advisory fees	346
Administration fees	692
Servicing fees – Administrative Class	208
Trustees’ fees	2
Interest expense	6
Total Expenses	1,254

Net Investment Income	4,817

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(181)
Net realized gain on futures contracts, options and swaps	1,109
Net realized gain on foreign currency transactions	562
Net change in unrealized appreciation on investments	1,823
Net change in unrealized (depreciation) on futures contracts, options and swaps	(1,087)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(856)
Net Gain	1,370

Net Increase in Net Assets Resulting from Operations	$6,187

*Includes foreign tax withholding of $1.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,817	$1,678
Net realized gain (loss)	1,490	(3,310)
Net change in unrealized (depreciation)	(120)	(2,270)
Net increase (decrease) resulting from operations	6,187	(3,902)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0
Administrative Class	(4,594)	(1,572)
Advisor Class	0	0
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(1,301)
Advisor Class	0	0

Total Distributions	(4,594)	(2,873)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	49	0
Administrative Class	99,227	63,454
Advisor Class	10	0
Issued as reinvestment of distributions
Institutional Class	0	0
Administrative Class	4,593	2,873
Advisor Class	0	0
Cost of shares redeemed
Institutional Class	(1)	0
Administrative Class	(25,733)	(7,033)
Advisor Class	0	0
Net increase resulting from Portfolio share transactions	78,145	59,294

Total Increase in Net Assets	79,738	52,519

Net Assets:
Beginning of period	94,214	41,695
End of period*	$173,952	$94,214

*Including (overdistributed) net investment income of:	$(418)	$(1,332)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Global Bond Portfolio (Unhedged)	December 31, 2006

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
BELGIUM 0.5%
Belgium Government Bond
4.250% due 09/28/2014	EUR	600	$807

Total Belgium (Cost $762)			807

BRAZIL 0.2%
Vale Overseas Ltd.
6.250% due 01/11/2016		$300	304

Total Brazil (Cost $300)			304

CANADA 0.5%
DaimlerChrysler Canada Finance, Inc.
4.850% due 03/30/2009	CAD	200	172

Province of Ontario
6.200% due 06/02/2031		500	530

Province of Quebec Canada
5.000% due 12/01/2038		200	180

Total Canada (Cost $908)			882

CAYMAN ISLANDS 1.6%
Asahi Finance Cayman Ltd.
1.654% due 02/28/2049	JPY	100,000	841

ASIF II
4.439% due 06/15/2007	CAD	200	171

Mizuho Finance Cayman Ltd.
1.901% due 08/29/2049	JPY	100,000	854

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049		$400	407

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049		400	397

Vita Capital Ltd.
6.710% due 01/01/2007		250	250

Total Cayman Islands (Cost $2,926)			2,920

FINLAND 0.3%
Nordea Bank Finland
5.308% due 05/28/2008		$500	500

Total Finland (Cost $500)			500

FRANCE 0.9%
France Government Bond
3.150% due 07/25/2032 (b)	EUR	108	180
5.750% due 10/25/2032		600	993
6.500% due 04/25/2011		300	436

Total France (Cost $1,574)			1,609

GERMANY 16.2%
Amadeus Global Travel Distribution S.A.
5.813% due 04/08/2013	EUR	50	67
6.628% due 04/08/2014		50	67

Republic of Germany
3.750% due 01/04/2015		2,600	3,385
4.250% due 01/04/2014		1,400	1,881
4.250% due 07/04/2014		5,700	7,666
4.750% due 07/04/2028		300	432
4.750% due 07/04/2034		100	146
5.250% due 01/04/2011		2,200	3,043
5.500% due 01/04/2031		400	638
5.625% due 01/04/2028		3,550	5,675
6.250% due 01/04/2024		600	1,002
6.250% due 01/04/2030		1,300	2,253
6.500% due 07/04/2027		1,100	1,928

Total Germany (Cost $26,944)			28,183

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
IRELAND 0.2%
Bank of Ireland
5.375% due 12/19/2008		$400	$400

Total Ireland (Cost $400)			400

ITALY 0.3%
Seashell Securities PLC
3.826% due 07/25/2028	EUR	44	58

Siena Mortgages SpA
3.909% due 12/16/2038		256	340

Telecom Italia SpA
5.625% due 02/01/2007		60	79

Total Italy (Cost $431)			477

JAPAN 13.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	100	127

Japan Government Bond
0.700% due 09/20/2008	JPY	20,000	168
1.000% due 09/20/2010		100,000	838
1.100% due 12/10/2016 (b)		600,000	5,011
1.500% due 03/20/2011		620,000	5,291
1.500% due 03/20/2014		50,000	421
1.600% due 09/20/2013		10,000	85
1.600% due 06/20/2014		120,000	1,016
1.600% due 09/20/2014		240,000	2,027
2.300% due 05/20/2030		7,000	60
2.300% due 06/20/2035		130,000	1,097
2.400% due 03/20/2034		130,000	1,121
2.500% due 09/20/2035		360,000	3,168
2.500% due 06/20/2036		260,000	2,281

Resona Bank Ltd.
5.850% due 09/29/2049		$100	98

Sumitomo Mitsui Banking Corp.
1.466% due 09/29/2049	JPY	100,000	850
5.625% due 07/29/2049		$100	98

Total Japan (Cost $24,427)			23,757

MEXICO 0.1%
Pemex Project Funding Master Trust
5.750% due 12/15/2015		$100	99

Total Mexico (Cost $97)			99

NETHERLANDS 1.0%
Dutch Mortgage-Backed Securities BV
3.693% due 10/02/2079	EUR	969	1,284

Netherlands Government Bond
4.250% due 07/15/2013		200	269

Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009		$100	100

Total Netherlands (Cost $1,540)			1,653

NORWAY 0.2%
DnB NORBank ASA
5.443% due 10/13/2009		$300	300

Total Norway (Cost $300)			300

RUSSIA 0.3%
VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008		$500	501

Total Russia (Cost $500)			501

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
SPAIN 4.9%
Santander U.S. Debt S.A. Unipersonal
5.426% due 11/20/2009		$400	$400

Spain Government Bond
4.750% due 07/30/2014	EUR	5,000	6,951
5.150% due 07/30/2009		900	1,224

Total Spain (Cost $8,127)			8,575

UNITED KINGDOM 13.5%
HBOS PLC
5.920% due 09/29/2049		$200	197

Holmes Financing PLC
3.734% due 10/15/2009	EUR	100	132
3.754% due 07/15/2010		100	132

HSBC Holdings PLC
6.500% due 05/02/2036		$1,200	1,295

Royal Bank of Scotland Group PLC
5.770% due 07/06/2012		100	100

United Kingdom Gilt
4.250% due 03/07/2011	GBP	1,700	3,231
4.750% due 06/07/2010		7,520	14,561
4.750% due 09/07/2015		1,500	2,930
5.000% due 03/07/2008		100	195
5.000% due 03/07/2012		200	392

Vodafone Group PLC
5.424% due 06/29/2007		$300	300

XL Capital Europe PLC
6.500% due 01/15/2012		100	104

Total United Kingdom (Cost $22,300)			23,569

UNITED STATES 90.2%

ASSET-BACKED SECURITIES 9.3%
Accredited Mortgage Loan Trust
5.390% due 09/25/2036		$559	559

ACE Securities Corp.
5.460% due 10/25/2035		55	55

Amortizing Residential Collateral Trust
5.640% due 07/25/2032		1	1
5.700% due 10/25/2031		3	3

Argent Securities, Inc.
5.470% due 10/25/2035		11	11
5.470% due 02/25/2036		160	161

Asset-Backed Funding Certificates
5.380% due 01/25/2037		786	787

Asset-Backed Securities Corp. Home Equity
5.460% due 11/25/2035		17	17

Bear Stearns Asset-Backed Securities, Inc.
5.520% due 12/25/2042		5	5

Centex Home Equity
5.400% due 06/25/2036		402	403

Countrywide Asset-Backed Certificates
5.380% due 01/25/2046		558	559
5.400% due 05/25/2037		1,583	1,582

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036		785	785

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032		1	1

DaimlerChrysler Auto Trust
5.329% due 12/08/2007		300	300

First Franklin Mortgage Loan Asset-Backed Certificates
5.380% due 05/25/2036		421	422

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fremont Home Loan Trust
5.370% due 10/25/2036	$698	$698

GSAMP Trust
5.640% due 03/25/2034	54	54

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	789	787

Indymac Residential Asset-Backed Trust
5.390% due 08/25/2036	477	477
5.410% due 04/25/2037	800	798

IXIS Real Estate Capital Trust
5.410% due 08/25/2036	180	181

JPMorgan Mortgage Acquisition Corp.
5.400% due 10/25/2036	773	774

Lehman XS Trust
5.430% due 04/25/2046	369	369
5.430% due 07/25/2046	577	577

Long Beach Mortgage Loan Trust
5.410% due 04/25/2036	261	261

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	800	801

Morgan Stanley ABS Capital I
5.390% due 07/25/2036	471	471

Morgan Stanley Capital I
5.420% due 02/25/2036	314	314

Morgan Stanley Home Equity Loans
5.420% due 02/25/2036	360	360

Option One Mortgage Loan Trust
5.420% due 01/25/2036	321	321

Quest Trust
5.430% due 12/25/2035	9	9

Residential Asset Mortgage Products, Inc.
5.430% due 01/25/2036	257	257
5.430% due 02/25/2036	312	312

Residential Asset Securities Corp.
5.410% due 04/25/2036	136	136
5.450% due 10/25/2035	20	20

SACO I, Inc.
5.410% due 05/25/2036	162	162

Saxon Asset Securities Trust
5.620% due 01/25/2032	3	3

Securitized Asset-Backed Receivables LLC Trust
5.410% due 03/25/2036	336	337

Soundview Home Equity Loan Trust
5.460% due 11/25/2035	44	44
5.520% due 04/25/2035	12	12

Structured Asset Securities Corp.
4.900% due 04/25/2035	62	61
5.750% due 05/25/2034	17	17

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	22	22

Washington Mutual Asset-Backed Certificates
5.410% due 10/25/2036	777	778

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	399	399
5.580% due 10/25/2035	664	665

		16,128

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 10.2%
AT&T, Inc.
5.464% due 05/15/2008	$600	$601

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	250	250

AutoZone, Inc.
5.875% due 10/15/2012	100	100

Bank of America Corp.
5.378% due 11/06/2009	400	400

BellSouth Corp.
5.200% due 09/15/2014	200	196

BNP Paribas
5.292% due 05/28/2008	800	800

Boston Scientific Corp.
6.000% due 06/15/2011	200	202
6.400% due 06/15/2016	200	203

CenterPoint Energy, Inc.
5.875% due 06/01/2008	200	201

Charter One Bank N.A.
5.430% due 04/24/2009	1,000	1,001

CIT Group, Inc.
5.445% due 02/21/2008	300	301
5.460% due 06/08/2009	500	501
5.580% due 05/23/2008	100	100

Citigroup, Inc.
5.406% due 12/26/2008	400	400

CMS Energy Corp.
7.500% due 01/15/2009	100	104
8.900% due 07/15/2008	200	210

CNA Financial Corp.
6.000% due 08/15/2011	200	203

ConocoPhillips Australia Funding Co.
5.468% due 04/09/2009	500	501

CSX Corp.
6.300% due 03/15/2012	200	207

CVS Corp.
5.750% due 08/15/2011	200	203

DaimlerChrysler N.A. Holding Corp.
5.750% due 05/18/2009	200	201

Dominion Resources, Inc.
5.662% due 09/28/2007	100	100

DR Horton, Inc.
6.000% due 04/15/2011	200	201

Ford Motor Credit Co.
7.875% due 06/15/2010	200	202

Fortis Bank
5.265% due 04/28/2008	300	300

General Electric Capital Corp.
5.460% due 06/15/2009	600	602

Harrah’s Operating Co., Inc.
5.975% due 02/08/2008	100	100

HJ Heinz Co.
6.428% due 12/01/2008	300	306

HJ Heinz Finance Co.
6.000% due 03/15/2012	100	102

HSBC Finance Corp.
5.455% due 06/19/2009	400	401
5.490% due 09/15/2008	100	100
5.500% due 01/19/2016	200	201

International Lease Finance Corp.
5.400% due 02/15/2012	200	200

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
iStar Financial, Inc.
5.150% due 03/01/2012		$200	$195

JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	173

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036		$400	414

Merck & Co., Inc.
4.750% due 03/01/2015		200	191

Merrill Lynch & Co., Inc.
5.414% due 10/23/2008		200	200
5.464% due 08/14/2009		200	200

Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049		100	105

Morgan Stanley
5.485% due 02/09/2009		500	501
5.824% due 10/18/2016		200	201

Oracle Corp.
5.603% due 01/13/2009		200	200

Rabobank Capital Funding Trust
5.254% due 12/29/2049		400	386

Ryder System, Inc.
5.850% due 11/01/2016		200	197

SB Treasury Co. LLC
9.400% due 12/29/2049		100	105

Time Warner, Inc.
5.500% due 11/15/2011		200	200
5.606% due 11/13/2009		400	401

Tokai Preferred Capital Co. LLC
9.980% due 12/29/2049		300	319

Toyota Motor Credit Corp.
5.346% due 10/12/2007		400	400

U.S. Bancorp
5.380% due 04/28/2009		300	300

Unicredito Italiano NY
5.358% due 12/13/2007		400	400
5.360% due 05/06/2008		900	900
5.370% due 12/03/2007		300	300

Wachovia Bank N.A.
5.406% due 03/23/2009		500	500

Wal-Mart Stores, Inc.
5.265% due 06/16/2008		400	400

Wells Fargo Capital X
5.950% due 12/15/2086		200	197

Westpac Banking Corp.
5.310% due 06/06/2008		400	400

Wyeth
6.950% due 03/15/2011		200	213

			17,698

MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Mortgage Securities
5.000% due 05/25/2034		$252	248

Bear Stearns Commercial Mortgage Securities
5.460% due 03/15/2019		700	700

CC Mortgage Funding Corp.
5.530% due 07/25/2036		709	710

Countrywide Alternative Loan Trust
5.560% due 03/20/2046		424	424
5.630% due 02/25/2037		444	444
6.196% due 08/25/2036		643	648

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.580% due 05/25/2035	$349	$349
5.630% due 08/25/2034	2	2
5.640% due 04/25/2035	35	35
5.670% due 03/25/2035	426	427
5.680% due 02/25/2035	40	40
5.730% due 09/25/2034	59	59

CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	9	9

CSAB Mortgage-Backed Trust
5.450% due 06/25/2036	164	164

First Horizon Asset Securities, Inc.
6.250% due 08/25/2017	246	246

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	594	582

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	89	91

GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	119	119

Greenpoint Mortgage Funding Trust
5.620% due 11/25/2045	52	52

GSR Mortgage Loan Trust
3.393% due 06/25/2034	90	90
4.540% due 09/25/2035	248	244

Harborview Mortgage Loan Trust
5.720% due 02/19/2034	24	24

Indymac Index Mortgage Loan Trust
5.430% due 07/25/2046	433	433

Mellon Residential Funding Corp.
5.790% due 12/15/2030	52	53

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	76	76

Residential Accredit Loans, Inc.
5.560% due 04/25/2046	561	560

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	568	568
5.640% due 07/19/2034	24	24
5.700% due 03/19/2034	33	33

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	793	793

Washington Mutual, Inc.
5.114% due 10/25/2032	5	5
5.590% due 12/25/2045	257	258
5.596% due 02/27/2034	20	20
5.620% due 12/25/2027	129	129
5.640% due 10/25/2045	128	128
5.660% due 01/25/2045	44	44
5.670% due 01/25/2045	44	45
5.777% due 07/25/2046	664	668
6.227% due 08/25/2042	47	47

Wells Fargo Mortgage-Backed Securities Trust
4.500% due 11/25/2018	413	402
4.750% due 10/25/2018	236	229
4.950% due 03/25/2036	455	450
5.227% due 04/25/2036	164	164

		10,836

MUNICIPAL BONDS & NOTES 0.0%
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	$25	26

	SHARES
PREFERRED STOCKS 0.3%
DG Funding Trust
7.614% due 12/31/2049	58	611

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 58.8%
Fannie Mae
4.190% due 11/01/2034	$363	$360
4.403% due 10/01/2034	47	47
4.951% due 12/01/2034	53	53
5.000% due 11/01/2018 - 03/01/2036	850	828
5.470% due 03/25/2034	43	43
5.500% due 10/01/2016 - 01/01/2037	3,449	3,429
5.600% due 06/25/2044	44	44
6.000% due 01/01/2037 - 07/25/2044	81,112	81,670
6.500% due 01/01/2037	7,000	7,133

Freddie Mac
4.500% due 02/15/2017	640	628
5.000% due 03/15/2017	373	370
5.500% due 06/12/2008 - 01/01/2037	6,457	6,407
5.958% due 10/25/2044	250	251
6.000% due 04/15/2036	937	930
6.742% due 02/01/2029	30	30

Government National Mortgage Association
5.125% due 11/20/2024	7	7

		102,230

U.S. TREASURY OBLIGATIONS 5.4%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	$213	202
2.000% due 01/15/2014	109	106
2.000% due 07/15/2014	214	208
3.000% due 07/15/2012	113	115

U.S. Treasury Bonds
6.250% due 08/15/2023	3,800	4,375
7.125% due 02/15/2023	600	747
8.000% due 11/15/2021	600	796
8.125% due 08/15/2019	100	131
8.125% due 05/15/2021	1,100	1,465
8.750% due 05/15/2017	100	132
8.875% due 02/15/2019	200	274

U.S. Treasury Notes
3.875% due 09/15/2010	30	29
4.250% due 11/15/2013	100	97

U.S. Treasury Strips (k)
0.000% due 05/15/2017	430	263
0.000% due 08/15/2020	300	154
0.000% due 11/15/2021	600	289

		9,383

Total United States (Cost $157,433)		156,912

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 6.1%

CERTIFICATES OF DEPOSIT 0.4%
Countrywide Funding Corp.
5.360% due 08/16/2007	$700	$700

COMMERCIAL PAPER 4.3%
Bank of America Corp.
5.245% due 02/01/2007	$900	896

General Electric Capital Corp.
5.250% due 01/16/2007	900	898

Swedbank
5.240% due 02/21/2007	4,300	4,269

Time Warner, Inc.
5.390% due 01/25/2007	300	300

UBS Finance Delaware LLC
5.270% due 01/02/2007	1,100	1,100

		7,463

REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$1,120	1,120

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,146. Repurchase proceeds are $1,121.)

U.S. TREASURY BILLS 0.8%
4.834% due 03/01/2007 -
03/15/2007 (a)(c)(e)	1,320	1,307

Total Short-Term Instruments (Cost $10,591)		10,590

Purchased Options (g) 0.4% (Cost $907)		682

Total Investments (d) 151.0% (Cost $260,967)		$262,720

Written Options (h) (0.6%) (Premiums $827)		(1,046)

Other Assets and Liabilities (Net) (50.4%)		(87,722)

Net Assets 100.0%		$173,952

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $247 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(d) As of December 31, 2006, portfolio securities with an aggregate value of $6,652 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $1,060 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2008	8	$(3)
90-Day Eurodollar June Futures	Long	06/2007	55	3
Euro-Bobl 5 Year Notes March Futures	Long	03/2007	88	(166)
Euro-Bund 10-Year Note March Futures	Long	03/2007	133	(481)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 108.500	Long	03/2007	55	0
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 118.500	Short	03/2007	9	1
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	14	3
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 112.000	Long	03/2007	102	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 115.500	Short	03/2007	9	(3)
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	14	(10)
Japan Government 10-Year Bond March Futures	Long	03/2007	28	(115)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	23	(12)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	247	(261)
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	17	(32)

				$(1,076)

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016	EUR	200	$0
BNP Paribas Bank	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		500	0
Deutsche Bank AG	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		700	(1)
Goldman Sachs & Co.	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
HSBC Bank USA	Dow Jones ITRAX 6HI4 Index	Buy	(0.850%	)	12/20/2016		100	0
JPMorgan Chase & Co.	Dow Jones ITRAX 6HIVOL Index	Buy	(0.850%	)	12/20/2016		100	0
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	47,000	3
Bank of America	DR Horton, Inc. 6.000% due 04/15/2011	Buy	(0.890%	)	06/20/2011		$200	(3)
Bank of America	Time Warner, Inc. 5.500% due 11/15/2011	Buy	(0.310%	)	12/20/2011		200	0
Barclays Bank PLC	International Lease Finance Corp. 5.400% due 02/15/2012	Buy	(0.170%	)	03/20/2012		200	0
Barclays Bank PLC	XL Capital Europe PLC 6.500% due 01/15/2012	Buy	(0.310%	)	03/20/2012		100	(1)
Bear Stearns & Co., Inc.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011		100	(1)
Bear Stearns & Co., Inc.	H.J. Heinz Finance Co. 6.000% due 03/15/2012	Buy	(0.370%	)	03/20/2012		100	0
Bear Stearns & Co., Inc.	Ryder System, Inc. 5.850% due 11/01/2016	Buy	(0.460%	)	12/20/2016		200	2
Citibank N.A.	AutoZone, Inc. 5.875% due 10/15/2012	Buy	(0.680%	)	12/20/2012		100	(1)
Credit Suisse First Boston	CenterPoint Energy, Inc. 5.875% due 06/01/2008	Buy	(0.170%	)	06/20/2008		200	0
Credit Suisse First Boston	DaimlerChrysler N.A. Holding Corp. 5.750% due 05/18/2009	Buy	(0.380%	)	06/20/2009		200	0
Credit Suisse First Boston	iStar Financial, Inc. 5.150% due 03/01/2012	Buy	(0.450%	)	03/20/2012		200	0
JPMorgan Chase & Co.	CNA Financial Corp. 6.000% due 08/15/2011	Buy	(0.440%	)	09/20/2011		100	(1)
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.875% due 06/15/2010	Buy	(2.310%	)	06/20/2010		200	(1)
Lehman Brothers, Inc.	Wyeth 6.700% due 03/15/2011	Buy	(0.100%	)	03/20/2011		200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.280%		08/20/2011		3,200	65
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.350%		08/20/2011		2,300	55
Lehman Brothers, Inc.	CVS Corp. 5.750% due 08/15/2011	Buy	(0.210%	)	09/20/2011		200	0
Lehman Brothers, Inc.	BellSouth Corp. 5.200% due 09/15/2014	Buy	(0.325%	)	09/20/2014		200	0
Lehman Brothers, Inc.	Merck & Co., Inc. 4.750% due 03/01/2015	Buy	(0.135%	)	03/20/2015		200	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.140%	)	08/20/2016		1,300	(67)
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.065%	)	08/20/2016		1,800	(81)
Merrill Lynch & Co., Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.410%		06/20/2007		400	1
Merrill Lynch & Co., Inc.	CSX Corp. 6.300% due 03/15/2012	Buy	(0.230%	)	03/20/2012		200	(1)
Royal Bank of Canada	DaimlerChrysler Canada Finance, Inc. 4.850% due 03/30/2009	Buy	(0.350%	)	06/20/2009		200	0
Royal Bank of Canada	JPMorgan Chase & Co. 6.750% due 02/01/2011	Buy	(0.310%	)	03/20/2016		200	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750 due 03/10/2014	Sell	1.280%		12/20/2011		100	1
Royal Bank of Scotland Group PLC	Morgan Stanley floating rate based on 3-Month USD-LIBOR plus 0.450% due 10/18/2016	Buy	(0.320%	)	12/20/2016		200	0

								$(31)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	800	$(3)
Citibank N.A.	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		700	(13)
Citibank N.A.	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		400	11
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,900	(25)
Deutsche Bank AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		2,300	30
HSBC Bank USA	6-Month Australian Bank Bill	Pay	6.000%	06/15/2012		3,100	(21)
HSBC Bank USA	6-Month Australian Bank Bill	Receive	6.000%	06/15/2017		1,800	24
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009		4,200	(16)
UBS AG	6-Month Australian Bank Bill	Pay	6.000%	06/15/2010		2,800	(60)
UBS AG	6-Month Australian Bank Bill	Receive	6.000%	06/15/2015		1,600	51
Citibank N.A.	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015	CAD	500	1
Royal Bank of Canada	3-Month Canadian Bank Bill	Receive	5.000%	06/15/2015		1,500	(41)
Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.000%	06/17/2010	EUR	10	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		700	0
Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		12,160	(149)
Goldman Sachs & Co.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		7,000	49
HSBC Bank USA	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		2,300	(23)
JPMorgan Chase & Co.	6-Month EUR-LIBOR	Receive	5.000%	06/17/2012		900	41
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Receive	4.000%	12/15/2014		600	11
Lehman Brothers, Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		700	6
Merrill Lynch & Co., Inc.	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		1,000	41
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	12/15/2011		3,300	18
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		500	15
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		2,000	141
UBS AG	6-Month EUR-LIBOR	Pay	4.000%	06/17/2010		200	(9)
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010	GBP	3,200	(65)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	09/15/2015		900	19
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		1,200	19
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009		100	(1)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		200	12
Goldman Sachs & Co.	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		300	18
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		2,800	(118)
Morgan Stanley	6-Month GBP-LIBOR	Pay	5.000%	09/15/2015		700	(11)
Goldman Sachs & Co.	3-Month Hong Kong Bank Bill	Receive	4.235%	12/17/2008	HKD	5,800	(4)
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016	JPY	380,000	11
Barclays Bank PLC	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		60,000	(4)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2008		100,000	2
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	09/18/2008		2,050,000	15
Goldman Sachs & Co.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		920,000	(56)
Merrill Lynch & Co., Inc.	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		120,000	(4)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/20/2016		1,460,000	9
UBS AG	6-Month JPY-LIBOR	Receive	0.800%	03/20/2012		50,000	(5)
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	06/15/2012		45,000	6
UBS AG	6-Month JPY-LIBOR	Receive	2.000%	12/20/2013		420,000	(16)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$800	(8)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,500	103
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		2,000	17
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		12,200	260
Credit Suisse First Boston	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		2,200	39
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		500	4
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	12/16/2014		700	0
JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		1,400	32
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		1,700	(19)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		4,300	38
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		1,000	(22)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		11,200	(37)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,700	107
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		7,400	(81)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		600	5
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		4,100	94
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		2,300	(43)

							$395

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Global Bond Portfolio (Unhedged) (Cont.)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$101.000	02/23/2007	50	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	02/23/2007	35	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	210	4	3

				$6	$5

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	3,500	$20	$3
Call - OTC 2-Year Interest Rate Swap	HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	06/15/2007		3,500	17	3
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		$7,000	29	20
Call - OTC 1-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		44,900	107	33
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		10,600	42	49
Call - OTC 2-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	12/20/2007		12,200	79	75
Call - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.750%	04/27/2009		100	5	9
Put - OTC 30-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	6.250%	04/27/2009		100	7	2
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		4,600	15	14
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.150%	05/08/2007		23,300	88	95
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.190%	05/09/2007		113,500	225	177
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007		10,800	52	104
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		42,700	111	42
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		12,500	48	98

								$845	$724

Foreign Currency Options

Description	Exercise Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC U.S. dollar versus Japanese yen	$121.000	01/15/2007	$800	$5	$0
Call - OTC U.S. dollar versus Japanese yen	120.000	09/26/2007	800	6	6
Call - OTC U.S. dollar versus Japanese yen	117.900	11/09/2007	1,600	17	20
Call - OTC U.S. dollar versus Japanese yen	117.500	11/19/2007	800	9	11
Call - OTC U.S. dollar versus Japanese yen	114.281	12/05/2007	700	8	17

				$45	$54

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Call - OTC Fannie Mae 5.000% due 03/01/2037	$102.000	03/06/2007	$8,000	$1	$0
Call - OTC Fannie Mae 5.000% due 03/01/2037	106.000	03/06/2007	16,000	2	1
Put - OTC Fannie Mae 5.500% due 02/01/2037	86.625	02/05/2007	2,000	0	0
Put - OTC Fannie Mae 6.000% due 02/01/2037	93.063	02/05/2007	20,000	2	0
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.000	03/06/2007	39,000	5	3
Put - OTC Fannie Mae 6.000% due 03/01/2037	91.375	03/06/2007	6,000	1	0

				$11	$4

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	03/19/2007	$3,900	$0	$(39)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	0.000	05/10/2007	3,000	0	(13)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	01/17/2007	2,000	0	(28)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	UBS AG	0.000	03/20/2007	2,600	0	(25)

					$0	$(105)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(h) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Citibank N.A.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	1,000	$19	$5
Call - OTC 8-Year Interest Rate Swap	HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		1,100	18	5
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		$3,000	26	22
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		4,600	43	66
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.150%	12/20/2007		5,300	77	80
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		2,000	16	22
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.280%	05/08/2007		10,200	90	135
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		26,300	243	376
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007		4,700	52	119
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.750%	07/02/2007		9,900	97	41
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		9,200	99	66
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		4,100	47	109

								$827	$1,046

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(3)
Fannie Mae	5.000%	01/01/2037	$24,000	$23,367	$23,175
Fannie Mae	5.500%	01/01/2037	2,000	1,989	1,977
U.S. Treasury Notes	4.875%	05/31/2011	200	204	202
U.S. Treasury Notes	5.125%	05/15/2016	200	210	208

				$25,770	$25,562

(3) Market value includes $3 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,725	01/2007	$20	$0	$20
Buy		1,369	02/2007	8	0	8
Buy	BRL	100	01/2007	1	0	1
Buy		61	05/2007	0	0	0
Buy	CAD	2,848	01/2007	0	(77)	(77)
Sell		1,159	01/2007	14	0	14
Buy	CLP	6,033	02/2007	0	0	0
Buy		10,300	06/2007	0	0	0
Buy	CNY	9,364	05/2007	3	0	3
Buy		17,463	11/2007	15	0	15
Buy	DKK	6,472	03/2007	0	(3)	(3)
Buy	EUR	15,205	01/2007	5	(217)	(212)
Sell	GBP	6,154	01/2007	4	(67)	(63)
Buy		INR648	02/2007	1	0	1
Buy	JPY	3,977,436	01/2007	0	(255)	(255)
Sell		787,889	01/2007	107	0	107
Buy		163,407	02/2007	0	(18)	(18)
Sell		20,709	02/2007	7	0	7
Buy	KRW	916,130	02/2007	7	(3)	4
Buy		39,973	03/2007	1	0	1
Buy	MXN	5,158	01/2007	4	0	4
Buy		4,691	04/2007	1	0	1
Buy	NOK	1,485	01/2007	0	(6)	(6)
Buy		4,730	03/2007	0	(13)	(13)
Sell	NZD	1,526	01/2007	0	(54)	(54)
Sell		1,592	02/2007	0	(27)	(27)
Buy	PLN	90	04/2007	1	0	1
Buy		34	06/2007	0	0	0
Buy	RUB	458	01/2007	0	0	0
Buy		660	09/2007	0	0	0
Buy	SEK	8,983	03/2007	1	0	1
Buy	SGD	439	01/2007	4	0	4
Buy	TWD	9,257	02/2007	0	(4)	(4)
Buy	ZAR	97	06/2007	0	0	0

				$204	$(744)	$(540)

(k) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the

18	PIMCO Variable Insurance Trust

December 31, 2006

loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee   PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing  Fees Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$325,950	$248,343	$130,245	$35,451

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	124	$11,000	GBP	0	$112
Sales	293	103,700		2,100	1,110
Closing Buys	0	(21,900)		0	(195)
Expirations	(338)	(13,500)		0	(160)
Exercised	(79)	0		0	(40)
Balance at 12/31/2006	0	$79,300		GBP 2,100	$827

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 1,986	$ 247	$ 1,230
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (2,650)	$ 0	$ (205)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 261,122	$ 3,385	$ (1,787)	$ 1,598

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital(6)
12/31/2006	$ 4,594	$ 0	$ 0
12/31/2005	2,731	0	142

(5) Includes short-term capital gains, if any, distributed.

(6) A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4	$49	0	$0
Administrative Class	8,273	99,227	5,093	63,454
Advisor Class	1	10	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	381	4,593	235	2,873
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	0	(1)	0	0
Administrative Class	(2,147)	(25,733)	(561)	(7,033)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	6,512	$78,145	4,767	$59,294

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	6	93
Advisor Class	2	99

20	PIMCO Variable Insurance Trust

December 31, 2006

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Global Bond Portfolio (Unhedged)	0.90%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	23

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	25

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

26	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

P I M C O

PIMCO Variable Insurance Trust

High Yield Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2006

                     PIMCO
                   High Yield         Merrill Lynch U.S.
                   Portfolio           High Yield, BB-B
                 Administrative       Rated, Constrained
                     Class                 Index
                 --------------      -------------------
04/30/1998          $10,000              $10,000
05/31/1998           10,004               10,075
06/30/1998           10,101               10,131
07/31/1998           10,195               10,193
08/31/1998            9,722                9,739
09/30/1998            9,858                9,803
10/31/1998            9,760                9,612
11/30/1998           10,152               10,063
12/31/1998           10,180               10,060
01/31/1999           10,357               10,171
02/28/1999           10,279               10,103
03/31/1999           10,383               10,216
04/30/1999           10,539               10,365
05/31/1999           10,335               10,262
06/30/1999           10,331               10,240
07/31/1999           10,338               10,253
08/31/1999           10,288               10,163
09/30/1999           10,292               10,150
10/31/1999           10,277               10,111
11/30/1999           10,403               10,231
12/31/1999           10,486               10,309
01/31/2000           10,419               10,260
02/29/2000           10,401               10,264
03/31/2000           10,205               10,104
04/30/2000           10,253               10,114
05/31/2000           10,226               10,006
06/30/2000           10,393               10,225
07/31/2000           10,443               10,276
08/31/2000           10,619               10,393
09/30/2000           10,589               10,300
10/31/2000           10,397                9,998
11/30/2000           10,162                9,645
12/31/2000           10,396                9,906
01/31/2001           10,726               10,525
02/28/2001           10,742               10,655
03/31/2001           10,540               10,462
04/30/2001           10,417               10,354
05/31/2001           10,516               10,514
06/30/2001           10,354               10,269
07/31/2001           10,514               10,420
08/31/2001           10,607               10,511
09/30/2001           10,155                9,878
10/31/2001           10,450               10,196
11/30/2001           10,678               10,529
12/31/2001           10,640               10,444
01/31/2002           10,682               10,496
02/28/2002           10,603               10,405
03/31/2002           10,701               10,633
04/30/2002           10,814               10,777
05/31/2002           10,751               10,760
06/30/2002           10,185               10,179
07/31/2002            9,566                9,818
08/31/2002            9,966               10,097
09/30/2002            9,673                9,963
10/31/2002            9,744                9,871
11/30/2002           10,351               10,445
12/31/2002           10,513               10,559
01/31/2003           10,788               10,791
02/28/2003           10,945               10,917
03/31/2003           11,176               11,162
04/30/2003           11,740               11,697
05/31/2003           11,846               11,776
06/30/2003           12,076               12,076
07/31/2003           11,811               11,885
08/31/2003           11,994               12,017
09/30/2003           12,263               12,320
10/31/2003           12,478               12,544
11/30/2003           12,589               12,703
12/31/2003           12,916               12,975
01/31/2004           13,016               13,143
02/29/2004           12,970               13,171
03/31/2004           13,046               13,288
04/30/2004           12,928               13,176
05/31/2004           12,767               12,964
06/30/2004           12,932               13,129
07/31/2004           13,137               13,336
08/31/2004           13,409               13,583
09/30/2004           13,596               13,767
10/31/2004           13,868               14,009
11/30/2004           13,971               14,095
12/31/2004           14,148               14,263
01/31/2005           14,150               14,274
02/28/2005           14,355               14,468
03/31/2005           13,974               14,081
04/30/2005           13,862               14,003
05/31/2005           14,198               14,258
06/30/2005           14,417               14,483
07/31/2005           14,601               14,654
08/31/2005           14,665               14,718
09/30/2005           14,556               14,606
10/31/2005           14,476               14,490
11/30/2005           14,561               14,608
12/31/2005           14,730               14,747
01/31/2006           14,921               14,907
02/28/2006           15,070               15,031
03/31/2006           15,087               15,070
04/30/2006           15,117               15,118
05/31/2006           15,036               15,076
06/30/2006           14,944               14,987
07/31/2006           15,100               15,118
08/31/2006           15,317               15,346
09/30/2006           15,494               15,544
10/31/2006           15,672               15,747
11/30/2006           15,935               15,970
12/31/2006           16,067               16,118

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Corporate Bonds & Notes	84.0%
Short-Term Instruments	5.9%
Bank Loan Obligations	4.9%
Foreign Currency-Denominated Issues	3.5%
Other	1.7%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/30/98)
	PIMCO High Yield Portfolio Administrative Class	9.08%	8.59%	5.62%
....	Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	9.29%	9.07%	5.66%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,075.15	$1,021.42
Expenses Paid During Period†	$3.92	$3.82

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to BBB-rated issues detracted from performance as this group of bonds underperformed the high yield market by about 7.00%.

»	An emphasis on pipeline companies benefited performance as these bonds outperformed the broader energy sector.

»	Within the utility sector, a focus on electric generation issuers benefited performance as these bonds outperformed all other utility sub-sectors.

»	Within the consumer cyclicals sector, an overweight to automotive bonds, which were among the top performing sectors for the year, benefited performance.

»	Security selection in the gaming sector detracted from performance, where increased leverage and takeover activity weighed on the upper quality tier of the industry category.

»	In the forest products and packaging sector, an emphasis on upper quality packaging companies and middle tier paper companies detracted from relative performance.

»	Modest exposure to emerging market government securities, which slightly outperformed the benchmark, slightly benefited returns.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$8.19	$8.40	$8.19	$7.17	$7.88
Net investment income (a)	0.56	0.54	0.53	0.55	0.59
Net realized/unrealized gain (loss) on investments (a)	0.16	(0.21)	0.22	1.04	(0.70)
Total income from investment operations	0.72	0.33	0.75	1.59	(0.11)
Dividends from net investment income	(0.57)	(0.54)	(0.54)	(0.57)	(0.60)
Total distributions	(0.57)	(0.54)	(0.54)	(0.57)	(0.60)
Net asset value end of year	$8.34	$8.19	$8.40	$8.19	$7.17
Total return	9.08%	4.11%	9.54%	22.85%	(1.19)%
Net assets end of year (000s)	$516,823	$460,926	$414,062	$955,599	$481,473
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75	%(b)
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75	%(b)
Ratio of net investment income to average net assets	6.90%	6.50%	6.48%	7.14%	8.14%
Portfolio turnover rate	81%	109%	97%	97%	102%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.76%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$518,069
Cash	1,335
Foreign currency, at value	318
Receivable for investments sold	59
Receivable for Portfolio shares sold	209
Interest and dividends receivable	9,751
Unrealized appreciation on forward foreign currency contracts	183
Unrealized appreciation on swap agreements	516
530,440

Liabilities:
Payable for the reverse repurchase agreement	$341
Payable for investments purchased	7,449
Payable for Portfolio shares redeemed	1,162
Payable to broker for repurchase agreement collateral	1,010
Written options outstanding	59
Accrued investment advisory fee	117
Accrued administration fee	164
Accrued servicing fee	59
Variation margin payable	53
Swap premium received	65
Unrealized depreciation on forward foreign currency contracts	78
Unrealized depreciation on swap agreements	1,031
11,588

Net Assets	$518,852

Net Assets Consist of:
Paid in capital	$512,712
(Overdistributed) net investment income	(1,450)
Accumulated undistributed net realized (loss)	(3,280)
Net unrealized appreciation	10,870
$518,852

Net Assets:
Institutional Class	$1,963
Administrative Class	516,823
Advisor Class	66

Shares Issued and Outstanding:
Institutional Class	235
Administrative Class	61,940
Advisor Class	8

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.34
Administrative Class	8.34
Advisor Class	8.34

Cost of Investments Owned	$506,303
Cost of Foreign Currency Held	$317
Premiums Received on Written Options	$99
Proceeds of Repurchase Agreement Collateral	$998

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest*	$35,900
Dividends	184
Miscellaneous income	583
Total Income	36,667

Expenses:
Investment advisory fees	1,199
Administration fees	1,679
Servicing fees – Administrative Class	718
Trustees’ fees	7
Interest expense	23
Total Expenses	3,626

Net Investment Income	33,041

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,180
Net realized (loss) on futures contracts, options and swaps	(54)
Net realized (loss) on foreign currency transactions	(1,292)
Net change in unrealized appreciation on investments	7,004
Net change in unrealized (depreciation) on futures contracts, options and swaps	(463)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	129
Net Gain	9,504

Net Increase in Net Assets Resulting from Operations	$42,545

* Includes foreign tax withholding of $1.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$33,041	$27,561
Net realized gain	2,834	4,638
Net change in unrealized appreciation (depreciation)	6,670	(14,899)
Net increase resulting from operations	42,545	17,300

Distributions to Shareholders:
From net investment income
Institutional Class	(70)	(37)
Administrative Class	(32,991)	(27,841)
Advisor Class	(1)	0

Total Distributions	(33,062)	(27,878)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,213	336
Administrative Class	140,974	167,640
Advisor Class	64	0
Issued as reinvestment of distributions
Institutional Class	70	37
Administrative Class	33,006	27,827
Advisor Class	1	0
Cost of shares redeemed
Institutional Class	(27)	(25)
Administrative Class	(127,544)	(138,029)
Advisor Class	(1)	0
Net increase resulting from Portfolio share transactions	47,756	57,786

Total Increase in Net Assets	57,239	47,208

Net Assets:
Beginning of period	461,613	414,405
End of period*	$518,852	$461,613

*Including (overdistributed) net investment income of:	$(1,450)	$(244)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 4.9%
Amadeus Global Travel Distribution S.A.
8.117% due 04/08/2014	$700	$709
8.617% due 04/08/2013	700	706

Centennial Cellular Operating Co. LLC
7.617% due 02/09/2011	766	772
7.620% due 01/20/2011	59	60

Charter Communications Operating LLC
8.005% due 04/25/2013	1,500	1,512

Ford Motor Co.
8.360% due 11/29/2013	1,500	1,501

HCA, Inc.
8.114% due 11/14/2013	1,250	1,265

Headwaters, Inc.
7.500% due 04/30/2011	1,348	1,343

HealthSouth Corp.
8.580% due 02/02/2013	1,890	1,906

Ineos Group Holdings PLC
7.339% due 10/07/2012	1,080	1,085

JSG Holding PLC
8.245% due 11/29/2013	650	655
8.382% due 11/29/2014	650	655

Metro-Goldwyn-Mayer, Inc.
7.749% due 04/08/2012	1,500	1,488

Reliant Energy, Inc.
5.000% due 12/01/2010	643	648
7.725% due 12/01/2010	857	864

Riverdeep Interactive
5.750% due 11/28/2013	1,000	1,007

Roundy’s Supermarket, Inc.
7.870% due 11/01/2011	500	505
8.330% due 11/01/2011	490	495

Sandridge Energy
9.853% due 11/30/2007	1,412	1,426
11.000% due 11/30/2007	588	594

Spansion LLC
8.375% due 10/30/2012	2,500	2,510

VNU/Nielson Finance LLC
8.125% due 08/08/2013	2,000	2,016

Wind Acquisition Finance S.A.
10.000% due 12/21/2011	500	500

Worldspan LP
6.250% due 12/07/2013	1,000	1,000

Total Bank Loan Obligations (Cost $25,084)		25,222

CORPORATE BONDS & NOTES 83.6%

BANKING & FINANCE 11.9%
AES Ironwood LLC
8.857% due 11/30/2025	2,461	2,775

AES Red Oak LLC
8.540% due 11/30/2019	1,193	1,304

BCP Crystal U.S. Holdings Corp.
9.625% due 06/15/2014	3,317	3,682

Bluewater Finance Ltd.
10.250% due 02/15/2012	2,200	2,316

Ferrellgas Escrow LLC
6.750% due 05/01/2014	2,100	2,053

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Motor Credit Co.
7.000% due 10/01/2013	$3,500	$3,347
7.250% due 10/25/2011	1,500	1,470
7.375% due 02/01/2011	10,190	10,096
7.875% due 06/15/2010	500	505
8.000% due 12/15/2016	125	124
8.625% due 11/01/2010	1,760	1,813

Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,225	1,256

General Motors Acceptance Corp.
6.000% due 04/01/2011	1,194	1,187
6.750% due 12/01/2014	2,000	2,057
6.875% due 08/28/2012	1,500	1,542
7.000% due 02/01/2012	3,000	3,098
8.000% due 11/01/2031	350	403

Idearc, Inc.
8.000% due 11/15/2016	3,050	3,111

K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,035

KRATON Polymers LLC
8.125% due 01/15/2014	1,700	1,708

Petroleum Export Ltd. II
6.340% due 06/20/2011	1,351	1,327

Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,575	3,521

Sally Holdings LLC
9.250% due 11/15/2014	1,125	1,152

Tenneco, Inc.
8.625% due 11/15/2014	975	999
10.250% due 07/15/2013	2,600	2,860

TNK-BP Finance S.A.
7.500% due 07/18/2016	1,000	1,066

Universal City Development Partners
11.750% due 04/01/2010	800	861

Universal City Florida Holding Co. I
8.375% due 05/01/2010	1,425	1,468
10.121% due 05/01/2010	175	182

Ventas Realty LP
6.750% due 04/01/2017	250	259
7.125% due 06/01/2015	1,500	1,582
9.000% due 05/01/2012	500	568

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,142

		61,869

INDUSTRIALS 57.9%
Abitibi-Consolidated Co. of Canada
8.375% due 04/01/2015	600	522

Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,350	1,289

Albertson’s, Inc.
7.450% due 08/01/2029	3,250	3,191

Allied Waste North America, Inc.
7.125% due 05/15/2016	395	393
7.250% due 03/15/2015	4,600	4,629
7.875% due 04/15/2013	730	756

AmeriGas Partners LP
7.125% due 05/20/2016	2,650	2,663
7.250% due 05/20/2015	1,850	1,882

Arco Chemical Co.
10.250% due 11/01/2010	50	56

Armor Holdings, Inc.
8.250% due 08/15/2013	800	836

ArvinMeritor, Inc.
8.750% due 03/01/2012	2,025	2,091

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Bombardier, Inc.
8.000% due 11/15/2014	$550	$566

Bon-Ton Stores, Inc.
10.250% due 03/15/2014	1,850	1,901

Bowater Canada Finance
7.950% due 11/15/2011	2,415	2,379

Boyd Gaming Corp.
7.125% due 02/01/2016	1,050	1,050

Buhrmann U.S., Inc.
7.875% due 03/01/2015	1,300	1,274
8.250% due 07/01/2014	1,000	998

CanWest Media, Inc.
8.000% due 09/15/2012	1,520	1,594

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,429

CCO Holdings LLC
8.750% due 11/15/2013	4,400	4,592

Celestica, Inc.
7.625% due 07/01/2013	875	858
7.875% due 07/01/2011	500	498

Chart Industries, Inc.
9.125% due 10/15/2015	425	450

Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,835

Chesapeake Energy Corp.
6.375% due 06/15/2015	1,695	1,687
6.875% due 01/15/2016	1,200	1,216
7.000% due 08/15/2014	1,550	1,583
7.500% due 09/15/2013	1,000	1,046
7.500% due 06/15/2014	75	78
7.750% due 01/15/2015	1,000	1,046

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,357	1,364

Citizens Communications Co.
7.875% due 01/15/2027	800	812

Complete Production Services, Inc.
8.000% due 12/15/2016	575	592

Continental Airlines, Inc.
6.920% due 04/02/2013 (l)	784	789
7.373% due 06/15/2017	253	257

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,200	1,083

Corrections Corp. of America
6.750% due 01/31/2014	1,100	1,116

Crown Americas LLC & Crown Americas Capital Corp.
7.625% due 11/15/2013	425	440
7.750% due 11/15/2015	2,000	2,085

CSC Holdings, Inc.
6.750% due 04/15/2012	750	735
6.750% due 04/15/2012 (b)	250	245
7.625% due 04/01/2011	4,625	4,735
7.875% due 02/15/2018	284	285

DaVita, Inc.
7.250% due 03/15/2015	3,350	3,434

Delhaize America, Inc.
9.000% due 04/15/2031	2,575	3,070

Dex Media West LLC
8.500% due 08/15/2010	1,250	1,305
9.875% due 08/15/2013	1,203	1,317

DirecTV Holdings LLC
6.375% due 06/15/2015	1,825	1,759
8.375% due 03/15/2013	1,184	1,237

Dresser-Rand Group, Inc.
7.375% due 11/01/2014	396	401

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DRS Technologies, Inc.
7.625% due 02/01/2018	$2,300	$2,380

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,750	1,715
8.375% due 05/01/2016	500	528

EchoStar DBS Corp.
6.375% due 10/01/2011	1,875	1,868
6.625% due 10/01/2014	1,800	1,760
7.000% due 10/01/2013	625	627
7.125% due 02/01/2016	2,900	2,914

El Paso Corp.
7.750% due 01/15/2032	1,200	1,320
7.800% due 08/01/2031	325	357
7.875% due 06/15/2012	2,000	2,155
8.050% due 10/15/2030	1,300	1,450
10.750% due 10/01/2010	1,500	1,732

El Paso Production Holding Co.
7.750% due 06/01/2013	3,500	3,679

Equistar Chemicals LP
10.125% due 09/01/2008	45	48

Ferrellgas Partners LP
8.750% due 06/15/2012	1,525	1,571
8.870% due 08/01/2009 (l)	1,200	1,246

Fisher Communications, Inc.
8.625% due 09/15/2014	1,000	1,065

Ford Motor Co.
7.450% due 07/16/2031	1,700	1,343

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	1,750	1,752
9.125% due 12/15/2014 (c)	1,600	1,598

Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	2,250	2,368

Gaylord Entertainment Co.
8.000% due 11/15/2013	1,000	1,042

General Motors Corp.
8.250% due 07/15/2023	2,850	2,665

Georgia-Pacific Corp.
7.125% due 01/15/2017	2,000	2,005
7.375% due 12/01/2025	5,710	5,596
7.750% due 11/15/2029	300	301
8.000% due 01/15/2024	775	790

Goodyear Tire & Rubber Co.
8.625% due 12/01/2011	500	519
9.000% due 07/01/2015	1,575	1,658

Greif, Inc.
8.875% due 08/01/2012	400	422

Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.
9.375% due 05/01/2012	700	751

Hanover Compressor Co.
9.000% due 06/01/2014	500	542

Hanover Equipment Trust
8.750% due 09/01/2011	800	838

HCA, Inc.
6.250% due 02/15/2013	375	333
6.750% due 07/15/2013	5,550	4,995
7.190% due 11/15/2015	200	173
7.500% due 12/15/2023	400	327
7.580% due 09/15/2025	550	450
9.125% due 11/15/2014	840	900
9.250% due 11/15/2016	5,755	6,179

Herbst Gaming, Inc.
7.000% due 11/15/2014	2,000	1,920

Hertz Corp.
8.875% due 01/01/2014	3,025	3,184

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Horizon Lines LLC
9.000% due 11/01/2012	$2,016	$2,127

Host Marriott LP
7.000% due 08/15/2012	100	102
7.125% due 11/01/2013	2,780	2,856

Ineos Group Holdings PLC
8.500% due 02/15/2016	3,125	3,000

Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,519

Intelsat Bermuda Ltd.
8.250% due 01/15/2013	75	76
9.250% due 06/15/2016	1,275	1,377

Intelsat Subsidiary Holding Co. Ltd.
8.250% due 01/15/2013	325	332
8.625% due 01/15/2015	3,700	3,866
10.484% due 01/15/2012	1,000	1,014

Invensys PLC
9.875% due 03/15/2011	95	102

Jefferson Smurfit Corp. U.S.
7.500% due 06/01/2013	775	732
8.250% due 10/01/2012	750	735

JET Equipment Trust (a)
7.630% due 08/15/2012	319	236
10.000% due 06/15/2012	565	554

L-3 Communications Corp.
6.375% due 10/15/2015	1,400	1,393
7.625% due 06/15/2012	1,450	1,508

Legrand France
8.500% due 02/15/2025	975	1,126

Lyondell Chemical Co.
8.000% due 09/15/2014	1,475	1,538
8.250% due 09/15/2016	425	448

Mandalay Resort Group
9.375% due 02/15/2010	1,000	1,075

MGM Mirage
6.625% due 07/15/2015	850	814
6.875% due 04/01/2016	975	941
8.375% due 02/01/2011	825	860

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	2,623

Mosaic Co.
7.625% due 12/01/2016	1,000	1,041

Nalco Co.
7.750% due 11/15/2011	1,600	1,644
8.875% due 11/15/2013	700	745

Newfield Exploration Co.
6.625% due 04/15/2016	2,425	2,425

Norampac, Inc.
6.750% due 06/01/2013	875	855

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	1,500	1,612

Nortel Networks Ltd.
10.125% due 07/15/2013	800	868
10.750% due 07/15/2016	475	522

Northwest Pipeline Corp.
7.125% due 12/01/2025	500	509

Novelis, Inc.
8.250% due 02/15/2015	1,200	1,167

NPC International, Inc.
9.500% due 05/01/2014	2,050	2,112

NTL Cable PLC
9.125% due 08/15/2016	500	531

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
OPTI Canada, Inc.
8.250% due 12/15/2014	$1,100	$1,136

Owens Brockway Glass Container, Inc.
6.750% due 12/01/2014	2,175	2,121
8.750% due 11/15/2012	1,450	1,544

Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,102

Pogo Producing Co.
7.875% due 05/01/2013	1,500	1,530

PQ Corp.
7.500% due 02/15/2013	2,225	2,203

Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	776

Primedia, Inc.
8.000% due 05/15/2013	400	389

Quiksilver, Inc.
6.875% due 04/15/2015	2,600	2,568

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	500	513

Qwest Communications International, Inc.
7.500% due 02/15/2014	10,250	10,609

Reynolds American, Inc.
7.625% due 06/01/2016	1,425	1,517
7.750% due 06/01/2018	1,825	1,946

RH Donnelley Corp.
6.875% due 01/15/2013	250	241
8.875% due 01/15/2016	3,450	3,640

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,700	1,721

Rogers Cable, Inc.
6.750% due 03/15/2015	2,460	2,547
8.750% due 05/01/2032	800	976

Roseton
7.270% due 11/08/2010	1,200	1,228
7.670% due 11/08/2016	2,325	2,411

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018	1,250	1,270

Sanmina-SCI Corp.
8.125% due 03/01/2016	2,325	2,261

SemGroup LP
8.750% due 11/15/2015	3,075	3,106

Seneca Gaming Corp.
7.250% due 05/01/2012	925	946

Sensata Technologies BV
8.250% due 05/01/2014	3,250	3,136

Service Corp. International
7.375% due 10/01/2014	475	499
7.625% due 10/01/2018	975	1,038

Smurfit Capital Funding PLC
7.500% due 11/20/2025	500	480

Smurfit Kappa Funding PLC
9.625% due 10/01/2012	3,815	4,063

Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/2012	2,300	2,266
9.750% due 02/01/2011	430	446

Solectron Global Finance Ltd.
8.000% due 03/15/2016	500	509

Sonat, Inc.
7.000% due 02/01/2018	500	512

Station Casinos, Inc.
6.500% due 02/01/2014	200	179
6.875% due 03/01/2016	1,875	1,692
7.750% due 08/15/2016	2,375	2,405

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Suburban Propane Partners LP
6.875% due 12/15/2013	$2,750	$2,709

Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,641	3,841

Superior Essex Communications LLC
9.000% due 04/15/2012	500	522

SUPERVALU, Inc.
7.500% due 11/15/2014	1,625	1,703

Tenet Healthcare Corp.
7.375% due 02/01/2013	2,966	2,740

Triad Hospitals, Inc.
7.000% due 11/15/2013	2,625	2,655

Trinity Industries, Inc.
6.500% due 03/15/2014	780	770

TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,182

U.S. Airways Group, Inc.
9.330% due 01/01/2049	84	1

United Airlines, Inc.
6.071% due 09/01/2014	295	297
6.201% due 03/01/2010	148	149
6.602% due 03/01/2015	333	338

Unity Media GmbH
10.375% due 02/15/2015	750	732

Valero Energy Corp.
7.800% due 06/14/2010	850	908

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	3,150	3,300

VWR International, Inc.
6.875% due 04/15/2012	1,000	1,011
8.000% due 04/15/2014	3,190	3,302

Williams Cos., Inc.
7.500% due 01/15/2031	650	678
7.625% due 07/15/2019	4,950	5,321
7.750% due 06/15/2031	775	818
7.875% due 09/01/2021	3,075	3,313
8.750% due 03/15/2032	200	227

Williams Partners LP
7.250% due 02/01/2017	425	436

Windstream Corp.
8.625% due 08/01/2016	750	825

Wynn Las Vegas LLC
6.625% due 12/01/2014	6,900	6,891

Xerox Capital Trust I
8.000% due 02/01/2027	3,100	3,181

		300,876

UTILITIES 13.8%
AES Corp.
8.750% due 05/15/2013	2,825	3,041

American Cellular Corp.
10.000% due 08/01/2011	1,350	1,434

Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,500	2,600
8.375% due 01/15/2014	1,970	2,034

Citizens Communications Co.
7.450% due 07/01/2035	250	231
9.000% due 08/15/2031	1,425	1,553

CMS Energy Corp.
6.875% due 12/15/2015	1,350	1,401

Edison Mission Energy
7.750% due 06/15/2016	1,000	1,065

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	$1,500	$1,511
10.889% due 05/01/2013	500	502

Homer City Funding LLC
8.734% due 10/01/2026	978	1,129

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,950
8.750% due 05/01/2034	1,550	1,690

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012	450	472
8.375% due 10/14/2010	500	528

MSW Energy Holdings LLC
8.500% due 09/01/2010	500	522

Nextel Communications, Inc.
7.375% due 08/01/2015	2,450	2,515

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,229

NRG Energy, Inc.
7.250% due 02/01/2014	3,125	3,156
7.375% due 02/01/2016	4,000	4,030
7.375% due 01/15/2017	450	452

PSEG Energy Holdings LLC
8.500% due 06/15/2011	4,250	4,590

Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,726

Qwest Corp.
7.200% due 11/10/2026	1,700	1,721
7.500% due 06/15/2023	3,000	3,038
8.875% due 03/15/2012	2,625	2,937

Reliant Energy, Inc.
6.750% due 12/15/2014	3,075	3,021
9.250% due 07/15/2010	1,975	2,084

Rogers Wireless, Inc.
7.500% due 03/15/2015	3,465	3,777

Rural Cellular Corp.
9.875% due 02/01/2010	1,775	1,897

Sierra Pacific Resources
6.750% due 08/15/2017	875	863
7.803% due 06/15/2012	1,225	1,288
8.625% due 03/15/2014	1,250	1,348

South Point Energy Center LLC
8.400% due 05/30/2012 (n)	1,217	1,175

TECO Energy, Inc.
6.750% due 05/01/2015	1,000	1,050

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,211	2,207

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	2,875	3,087

		71,854

Total Corporate Bonds & Notes (Cost $425,017)		434,599

CONVERTIBLE BONDS & NOTES 1.0%
Chesapeake Energy Corp.
2.750% due 11/15/2035	300	305

CMS Energy Corp.
2.875% due 12/01/2024	1,000	1,280

Deutsche Bank AG
0.950% due 01/26/2010 (b)	625	624
1.800% due 05/29/2009	400	390
2.000% due 10/07/2009	650	620

EchoStar Communications Corp.
5.750% due 05/15/2008	600	614

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
IXIS Financial Products, Inc.
0.800% due 06/15/2009	$350	$341
1.650% due 06/15/2009	325	334
1.875% due 06/15/2009	350	349

Lehman Brothers Holdings, Inc.
1.383% due 06/15/2009 (h)	350	396

Total Convertible Bonds & Notes (Cost $5,088)		5,253

MUNICIPAL BONDS & NOTES 0.3%
Bell, California Public Financing Authority Notes, Series 2006
7.400% due 11/01/2007	1,500	1,501

Total Municipal Bonds & Notes (Cost $1,500)		1,501

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%
Bombardier, Inc.
7.250% due 11/15/2016 EUR	1,750	2,371

JSG Holding PLC
10.125% due 10/01/2012	650	935
11.500% due 10/01/2015 (c)	1,324	1,830

Lighthouse International Co. S.A.
8.000% due 04/30/2014	2,220	3,220

Nordic Telephone Co. Holdings ApS
5.207% due 11/30/2014	550	733
5.939% due 11/30/2014	550	737
8.250% due 05/01/2016	1,000	1,459

NTL Cable PLC
8.750% due 04/15/2014	1,000	1,421

Royal Bank of Scotland Group PLC
6.000% due 04/06/2011 GBP	600	1,173

SigmaKalon
5.722% due 06/30/2012 EUR	954	1,259

UPC Broadband Holding BV
4.988% due 03/31/2013	442	585
6.103% due 12/31/2013	500	663

UPC Holding BV
7.750% due 01/15/2014	600	798
8.625% due 01/15/2014	800	1,104

Total Foreign Currency-Denominated Issues (Cost $16,282)		18,288

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%
Chesapeake Energy Corp.
4.500% due 12/31/2049	5,000	466

Total Convertible Preferred Stocks (Cost $499)		466

PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	2,050	2,091

Total Preferred Stocks (Cost $2,172)		2,091

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

COMMERCIAL PAPER 4.2%
General Electric Capital Corp.
5.240% due 02/09/2007	$4,100	$4,078

Societe Generale NY
5.225% due 03/01/2007	2,100	2,082

UBS Finance Delaware LLC
5.270% due 01/02/2007	3,000	3,000

Westpac Capital Corp.
5.210% due 03/29/2007	11,800	11,645
5.250% due 02/06/2007	800	796

		21,601

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.3%
Lehman Brothers, Inc.
5.050% due 01/02/2007 (e)	$998	$998

(Dated 12/22/2006. Collateralized by Sabine Pall LNG LP 7.500% due 11/30/2016 valued $1,010. Repurchase proceeds are $999.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	6,025	6,025

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,148. Repurchase proceeds are $6,028.)

		7,023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.4%
4.830% due 03/01/2007 - 03/15/2007 (d)(f)(i)	$2,045	$2,025

Total Short-Term Instruments (Cost $30,661)		30,649

Total Investments (g) 99.7% (Cost $506,303)		$518,069

Written Options (k) (0.0%) (Premiums $99)		(59)

Other Assets and Liabilities (Net) 0.3%		842

Net Assets 100.0%		$518,852

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) When-issued security.

(c) Payment in-kind bond security.

(d) Coupon represents a weighted average rate.

(e) Security matures on demand. Interest rate resets daily. Interest rate shown is rate in effect at December 31, 2006.

(f) Securities with an aggregate market value of $989 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(g) As of December 31, 2006, portfolio securities with an aggregate value of $9,130 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(h) The average amount of borrowing outstanding during the period ended December 31, 2006 was $756 at a weighted average interest rate of 5.45%. On December 31, 2006, securities valued at $396 were pledged as collateral for reverse repurchase agreements.

(i) Securities with an aggregate market value of $1,036 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	537	$(346)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	206	(186)

				$(532)

(j) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SOFTBANK Corp. 1.750% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	300,000	$20
Bank of America	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011		$16,500	(370)
Barclays Bank PLC	Domtar, Inc. 7.875% due 10/15/2011	Sell	1.500%		09/20/2007		400	4
Citibank N.A.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%		09/20/2007		1,000	11
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.120%		12/20/2008		1,000	10
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Buy	(1.670%	)	12/20/2012		380	(11)
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.700%		06/20/2007		1,000	2
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.450%		12/20/2008		2,000	7
Credit Suisse First Boston	Goodyear Tire & Rubber Co. 7.857% due 08/15/2011	Buy	(2.340%	)	12/20/2009		500	(6)
Credit Suisse First Boston	Directv Holdings LLC 8.375% due 03/15/2013	Buy	(1.680%	)	12/20/2011		1,000	1
Deutsche Bank AG	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.440%		06/20/2007		2,500	3
Deutsche Bank AG	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011		13,500	(294)
Goldman Sachs & Co.	ArvinMeritor, Inc. 8.750% due 03/01/2012	Sell	2.400%		03/20/2007		700	4
Goldman Sachs & Co.	Host Marriott LP 7.125% due 11/01/2013	Sell	1.770%		12/20/2010		500	16
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%		02/20/2007		575	0
JPMorgan Chase & Co.	Lear Corp. 8.110% due 05/15/2009	Sell	7.750%		03/20/2007		1,400	26

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	1.500%		06/20/2007	$500	$0
Lehman Brothers, Inc.	Primedia, Inc. 8.875% due 05/15/2011	Sell	2.500%		03/20/2007	1,000	2
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.370%		08/20/2011	5,400	132
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011	2,000	(29)
Lehman Brothers, Inc.	Solectron Global Finance Ltd. 8.000% due 03/15/2016	Sell	3.100%		03/20/2012	1,000	5
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.160%	)	08/20/2016	3,000	(158)
Merrill Lynch & Co., Inc.	AES Corp. 8.750% due 06/15/2008	Sell	0.950%		06/20/2007	2,000	8
Morgan Stanley	Qwest Capital Funding, Inc. 7.250% due 02/15/2011	Sell	1.800%		06/20/2010	2,000	50
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	3,000	49
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.380%		08/20/2011	5,400	135
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.180%	)	08/20/2016	3,000	(163)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.390%		12/20/2011	3,000	31

							$(515)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

(k) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$106.000	02/23/2007	290	$99	$59

(l) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$720	$789	0.15%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,273	1,246	0.24%

				$1,993	$2,035	0.39%

(m) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	200	01/2007	$0	$0	$0
Sell		12,429	01/2007	183	0	183
Sell	GBP	597	01/2007	0	(7)	(7)
Buy	JPY	150,000	01/2007	0	(10)	(10)
Buy		545,951	02/2007	0	(61)	(61)

				$183	$(78)	$105

(n) Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
EUR	Euro	JPY	Japanese Yen
GBP	Great British Pound

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s

16	PIMCO Variable Insurance Trust

December 31, 2006

investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(q) Bridge Debt Commitments  At the period ended December 31, 2006, the Portfolio had $2,020,000 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2006, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 540

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$447,011	$386,621

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	707	$17,000	$285
Sales	3,255	1,500	817
Closing Buys	(3,672)	(18,500)	(1,003)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2006	290	$0	$99

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 44	$ 0	$ 10,984
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral
$ (1,400)	$ (3,488)	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and recognition of income on convertible securities.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 506,585	$ 14,022	$ (2,538)	$ 11,484

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 33,062	$ 0	$ 0
12/31/2005	27,878	0	0

(5) Includes short-term capital gains, if any, distributed.

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December 31, 2006

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	146	$1,213	42	$336
Administrative Class	17,264	140,974	20,365	167,640
Advisor Class	8	64	0	0
Issued as reinvestment of distributions
Institutional Class	8	70	4	37
Administrative Class	4,025	33,006	3,377	27,827
Advisor Class	0	1	0	0
Cost of shares redeemed
Institutional Class	(3)	(27)	(3)	(25)
Administrative Class	(15,623)	(127,544)	(16,769)	(138,029)
Advisor Class	0	(1)	0	0
Net increase resulting from Portfolio share transactions	5,825	$47,756	7,016	$57,786

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	95
Administrative Class	3	75	*
Advisor Class	2	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs,

PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain Portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

20	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

High Yield Portfolio	0.56%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	21

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

24	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2006

                    PIMCO High            Merrill Lynch U.S.
                  Yield Portfolio       High Yield, BB-B Rated,
                Institutional Class        Constrained Index
                -------------------        -----------------
    07/31/2002       $10,000                   10,000
    08/31/2002        10,419                   10,284
    09/30/2002        10,115                   10,148
    10/31/2002        10,190                   10,055
    11/30/2002        10,826                   10,639
    12/31/2002        11,013                   10,755
    01/31/2003        11,306                   10,991
    02/28/2003        11,472                   11,119
    03/31/2003        11,715                   11,369
    04/30/2003        12,308                   11,914
    05/31/2003        12,422                   11,995
    06/30/2003        12,664                   12,300
    07/31/2003        12,388                   12,105
    08/31/2003        12,582                   12,240
    09/30/2003        12,865                   12,548
    10/31/2003        13,092                   12,777
    11/30/2003        13,210                   12,939
    12/31/2003        13,555                   13,216
    01/31/2004        13,662                   13,386
    02/29/2004        13,616                   13,415
    03/31/2004        13,698                   13,534
    04/30/2004        13,576                   13,420
    05/31/2004        13,408                   13,205
    06/30/2004        13,583                   13,372
    07/31/2004        13,800                   13,583
    08/31/2004        14,088                   13,835
    09/30/2004        14,286                   14,022
    10/31/2004        14,573                   14,269
    11/30/2004        14,683                   14,356
    12/31/2004        14,871                   14,528
    01/31/2005        14,875                   14,539
    02/28/2005        15,092                   14,737
    03/31/2005        14,694                   14,342
    04/30/2005        14,578                   14,263
    05/31/2005        14,933                   14,523
    06/30/2005        15,165                   14,751
    07/31/2005        15,361                   14,925
    08/31/2005        15,430                   14,991
    09/30/2005        15,317                   14,877
    10/31/2005        15,234                   14,759
    11/30/2005        15,326                   14,879
    12/31/2005        15,505                   15,021
    01/31/2006        15,709                   15,184
    02/28/2006        15,867                   15,310
    03/31/2006        15,887                   15,350
    04/30/2006        15,920                   15,398
    05/31/2006        15,837                   15,356
    06/30/2006        15,742                   15,265
    07/31/2006        15,908                   15,399
    08/31/2006        16,139                   15,631
    09/30/2006        16,328                   15,832
    10/31/2006        16,517                   16,039
    11/30/2006        16,796                   16,266
    12/31/2006        16,938                   16,417

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Corporate Bonds & Notes	84.0%
Short-Term Instruments	5.9%
Bank Loan Obligations	4.9%
Foreign Currency-Denominated Issues	3.5%
Other	1.7%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (07/01/02)*
	PIMCO High Yield Portfolio Institutional Class	9.24%	10.86%
....	Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	9.29%	10.74%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 07/01/02. Index comparisons began on 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,075.95	$1,022.18
Expenses Paid During Period†	$3.14	$3.06

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to BBB-rated issues detracted from performance as this group of bonds underperformed the high yield market by about 7.00%.

»	An emphasis on pipeline companies benefited performance as these bonds outperformed the broader energy sector.

»	Within the utility sector, a focus on electric generation issuers benefited performance as these bonds outperformed all other utility sub-sectors.

»	Within the consumer cyclicals sector, an overweight to automotive bonds, which were among the top performing sectors for the year, benefited performance.

»	Security selection in the gaming sector detracted from performance, where increased leverage and takeover activity weighed on the upper quality tier of the industry category.

»	In the forest products and packaging sector, an emphasis on upper quality packaging companies and middle tier paper companies detracted from relative performance.

»	Modest exposure to emerging market government securities, which slightly outperformed the benchmark, slightly benefited returns.

4	PIMCO Variable Insurance Trust

Financial Highlights High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	07/01/2002-12/31/2002

Institutional Class
Net asset value beginning of year or period	$8.19	$8.40	$8.19	$7.17	$7.25
Net investment income (a)	0.58	0.55	0.53	0.57	0.29
Net realized/unrealized gain (loss) on investments (a)	0.15	(0.21)	0.23	1.03	(0.06)
Total income from investment operations	0.73	0.34	0.76	1.60	0.23
Dividends from net investment income	(0.58)	(0.55)	(0.55)	(0.58)	(0.31)
Total distributions	(0.58)	(0.55)	(0.55)	(0.58)	(0.31)
Net asset value end of year or period	$8.34	$8.19	$8.40	$8.19	$7.17
Total return	9.24%	4.26%	9.71%	23.08%	3.43%
Net assets end of year or period (000s)	$1,963	$687	$343	$13	$10
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60	%*(b)
Ratio of net investment income to average net assets	7.05%	6.68%	6.51%	7.36%	8.59	%*
Portfolio turnover rate	81%	109%	97%	97%	102%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$518,069
Cash	1,335
Foreign currency, at value	318
Receivable for investments sold	59
Receivable for Portfolio shares sold	209
Interest and dividends receivable	9,751
Unrealized appreciation on forward foreign currency contracts	183
Unrealized appreciation on swap agreements	516
530,440

Liabilities:
Payable for the reverse repurchase agreement	$341
Payable for investments purchased	7,449
Payable for Portfolio shares redeemed	1,162
Payable to broker for repurchase agreement collateral	1,010
Written options outstanding	59
Accrued investment advisory fee	117
Accrued administration fee	164
Accrued servicing fee	59
Variation margin payable	53
Swap premium received	65
Unrealized depreciation on forward foreign currency contracts	78
Unrealized depreciation on swap agreements	1,031
11,588

Net Assets	$518,852

Net Assets Consist of:
Paid in capital	$512,712
(Overdistributed) net investment income	(1,450)
Accumulated undistributed net realized (loss)	(3,280)
Net unrealized appreciation	10,870
$518,852

Net Assets:
Institutional Class	$1,963
Administrative Class	516,823
Advisor Class	66

Shares Issued and Outstanding:
Institutional Class	235
Administrative Class	61,940
Advisor Class	8

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.34
Administrative Class	8.34
Advisor Class	8.34

Cost of Investments Owned	$506,303
Cost of Foreign Currency Held	$317
Premiums Received on Written Options	$99
Proceeds of Repurchase Agreement Collateral	$998

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest*	$35,900
Dividends	184
Miscellaneous income	583
Total Income	36,667

Expenses:
Investment advisory fees	1,199
Administration fees	1,679
Servicing fees – Administrative Class	718
Trustees’ fees	7
Interest expense	23
Total Expenses	3,626

Net Investment Income	33,041

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,180
Net realized (loss) on futures contracts, options and swaps	(54)
Net realized (loss) on foreign currency transactions	(1,292)
Net change in unrealized appreciation on investments	7,004
Net change in unrealized (depreciation) on futures contracts, options and swaps	(463)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	129
Net Gain	9,504

Net Increase in Net Assets Resulting from Operations	$42,545

* Includes foreign tax withholding of $1.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$33,041	$27,561
Net realized gain	2,834	4,638
Net change in unrealized appreciation (depreciation)	6,670	(14,899)
Net increase resulting from operations	42,545	17,300

Distributions to Shareholders:
From net investment income
Institutional Class	(70)	(37)
Administrative Class	(32,991)	(27,841)
Advisor Class	(1)	0

Total Distributions	(33,062)	(27,878)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,213	336
Administrative Class	140,974	167,640
Advisor Class	64	0
Issued as reinvestment of distributions
Institutional Class	70	37
Administrative Class	33,006	27,827
Advisor Class	1	0
Cost of shares redeemed
Institutional Class	(27)	(25)
Administrative Class	(127,544)	(138,029)
Advisor Class	(1)	0
Net increase resulting from Portfolio share transactions	47,756	57,786

Total Increase in Net Assets	57,239	47,208

Net Assets:
Beginning of period	461,613	414,405
End of period*	$518,852	$461,613

*Including (overdistributed) net investment income of:	$(1,450)	$(244)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 4.9%
Amadeus Global Travel Distribution S.A.
8.117% due 04/08/2014	$700	$709
8.617% due 04/08/2013	700	706

Centennial Cellular Operating Co. LLC
7.617% due 02/09/2011	766	772
7.620% due 01/20/2011	59	60

Charter Communications Operating LLC
8.005% due 04/25/2013	1,500	1,512

Ford Motor Co.
8.360% due 11/29/2013	1,500	1,501

HCA, Inc.
8.114% due 11/14/2013	1,250	1,265

Headwaters, Inc.
7.500% due 04/30/2011	1,348	1,343

HealthSouth Corp.
8.580% due 02/02/2013	1,890	1,906

Ineos Group Holdings PLC
7.339% due 10/07/2012	1,080	1,085

JSG Holding PLC
8.245% due 11/29/2013	650	655
8.382% due 11/29/2014	650	655

Metro-Goldwyn-Mayer, Inc.
7.749% due 04/08/2012	1,500	1,488

Reliant Energy, Inc.
5.000% due 12/01/2010	643	648
7.725% due 12/01/2010	857	864

Riverdeep Interactive
5.750% due 11/28/2013	1,000	1,007

Roundy’s Supermarket, Inc.
7.870% due 11/01/2011	500	505
8.330% due 11/01/2011	490	495

Sandridge Energy
9.853% due 11/30/2007	1,412	1,426
11.000% due 11/30/2007	588	594

Spansion LLC
8.375% due 10/30/2012	2,500	2,510

VNU/Nielson Finance LLC
8.125% due 08/08/2013	2,000	2,016

Wind Acquisition Finance S.A.
10.000% due 12/21/2011	500	500

Worldspan LP
6.250% due 12/07/2013	1,000	1,000

Total Bank Loan Obligations (Cost $25,084)		25,222

CORPORATE BONDS & NOTES 83.6%

BANKING & FINANCE 11.9%
AES Ironwood LLC
8.857% due 11/30/2025	2,461	2,775

AES Red Oak LLC
8.540% due 11/30/2019	1,193	1,304

BCP Crystal U.S. Holdings Corp.
9.625% due 06/15/2014	3,317	3,682

Bluewater Finance Ltd.
10.250% due 02/15/2012	2,200	2,316

Ferrellgas Escrow LLC
6.750% due 05/01/2014	2,100	2,053

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Motor Credit Co.
7.000% due 10/01/2013	$3,500	$3,347
7.250% due 10/25/2011	1,500	1,470
7.375% due 02/01/2011	10,190	10,096
7.875% due 06/15/2010	500	505
8.000% due 12/15/2016	125	124
8.625% due 11/01/2010	1,760	1,813

Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,225	1,256

General Motors Acceptance Corp.
6.000% due 04/01/2011	1,194	1,187
6.750% due 12/01/2014	2,000	2,057
6.875% due 08/28/2012	1,500	1,542
7.000% due 02/01/2012	3,000	3,098
8.000% due 11/01/2031	350	403

Idearc, Inc.
8.000% due 11/15/2016	3,050	3,111

K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,035

KRATON Polymers LLC
8.125% due 01/15/2014	1,700	1,708

Petroleum Export Ltd. II
6.340% due 06/20/2011	1,351	1,327

Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,575	3,521

Sally Holdings LLC
9.250% due 11/15/2014	1,125	1,152

Tenneco, Inc.
8.625% due 11/15/2014	975	999
10.250% due 07/15/2013	2,600	2,860

TNK-BP Finance S.A.
7.500% due 07/18/2016	1,000	1,066

Universal City Development Partners
11.750% due 04/01/2010	800	861

Universal City Florida Holding Co. I
8.375% due 05/01/2010	1,425	1,468
10.121% due 05/01/2010	175	182

Ventas Realty LP
6.750% due 04/01/2017	250	259
7.125% due 06/01/2015	1,500	1,582
9.000% due 05/01/2012	500	568

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,142

		61,869

INDUSTRIALS 57.9%
Abitibi-Consolidated Co. of Canada
8.375% due 04/01/2015	600	522

Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,350	1,289

Albertson’s, Inc.
7.450% due 08/01/2029	3,250	3,191

Allied Waste North America, Inc.
7.125% due 05/15/2016	395	393
7.250% due 03/15/2015	4,600	4,629
7.875% due 04/15/2013	730	756

AmeriGas Partners LP
7.125% due 05/20/2016	2,650	2,663
7.250% due 05/20/2015	1,850	1,882

Arco Chemical Co.
10.250% due 11/01/2010	50	56

Armor Holdings, Inc.
8.250% due 08/15/2013	800	836

ArvinMeritor, Inc.
8.750% due 03/01/2012	2,025	2,091

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Bombardier, Inc.
8.000% due 11/15/2014	$550	$566

Bon-Ton Stores, Inc.
10.250% due 03/15/2014	1,850	1,901

Bowater Canada Finance
7.950% due 11/15/2011	2,415	2,379

Boyd Gaming Corp.
7.125% due 02/01/2016	1,050	1,050

Buhrmann U.S., Inc.
7.875% due 03/01/2015	1,300	1,274
8.250% due 07/01/2014	1,000	998

CanWest Media, Inc.
8.000% due 09/15/2012	1,520	1,594

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,429

CCO Holdings LLC
8.750% due 11/15/2013	4,400	4,592

Celestica, Inc.
7.625% due 07/01/2013	875	858
7.875% due 07/01/2011	500	498

Chart Industries, Inc.
9.125% due 10/15/2015	425	450

Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,835

Chesapeake Energy Corp.
6.375% due 06/15/2015	1,695	1,687
6.875% due 01/15/2016	1,200	1,216
7.000% due 08/15/2014	1,550	1,583
7.500% due 09/15/2013	1,000	1,046
7.500% due 06/15/2014	75	78
7.750% due 01/15/2015	1,000	1,046

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,357	1,364

Citizens Communications Co.
7.875% due 01/15/2027	800	812

Complete Production Services, Inc.
8.000% due 12/15/2016	575	592

Continental Airlines, Inc.
6.920% due 04/02/2013 (l)	784	789
7.373% due 06/15/2017	253	257

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,200	1,083

Corrections Corp. of America
6.750% due 01/31/2014	1,100	1,116

Crown Americas LLC & Crown Americas Capital Corp.
7.625% due 11/15/2013	425	440
7.750% due 11/15/2015	2,000	2,085

CSC Holdings, Inc.
6.750% due 04/15/2012	750	735
6.750% due 04/15/2012 (b)	250	245
7.625% due 04/01/2011	4,625	4,735
7.875% due 02/15/2018	284	285

DaVita, Inc.
7.250% due 03/15/2015	3,350	3,434

Delhaize America, Inc.
9.000% due 04/15/2031	2,575	3,070

Dex Media West LLC
8.500% due 08/15/2010	1,250	1,305
9.875% due 08/15/2013	1,203	1,317

DirecTV Holdings LLC
6.375% due 06/15/2015	1,825	1,759
8.375% due 03/15/2013	1,184	1,237

Dresser-Rand Group, Inc.
7.375% due 11/01/2014	396	401

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DRS Technologies, Inc.
7.625% due 02/01/2018	$2,300	$2,380

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,750	1,715
8.375% due 05/01/2016	500	528

EchoStar DBS Corp.
6.375% due 10/01/2011	1,875	1,868
6.625% due 10/01/2014	1,800	1,760
7.000% due 10/01/2013	625	627
7.125% due 02/01/2016	2,900	2,914

El Paso Corp.
7.750% due 01/15/2032	1,200	1,320
7.800% due 08/01/2031	325	357
7.875% due 06/15/2012	2,000	2,155
8.050% due 10/15/2030	1,300	1,450
10.750% due 10/01/2010	1,500	1,732

El Paso Production Holding Co.
7.750% due 06/01/2013	3,500	3,679

Equistar Chemicals LP
10.125% due 09/01/2008	45	48

Ferrellgas Partners LP
8.750% due 06/15/2012	1,525	1,571
8.870% due 08/01/2009 (l)	1,200	1,246

Fisher Communications, Inc.
8.625% due 09/15/2014	1,000	1,065

Ford Motor Co.
7.450% due 07/16/2031	1,700	1,343

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	1,750	1,752
9.125% due 12/15/2014 (c)	1,600	1,598

Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	2,250	2,368

Gaylord Entertainment Co.
8.000% due 11/15/2013	1,000	1,042

General Motors Corp.
8.250% due 07/15/2023	2,850	2,665

Georgia-Pacific Corp.
7.125% due 01/15/2017	2,000	2,005
7.375% due 12/01/2025	5,710	5,596
7.750% due 11/15/2029	300	301
8.000% due 01/15/2024	775	790

Goodyear Tire & Rubber Co.
8.625% due 12/01/2011	500	519
9.000% due 07/01/2015	1,575	1,658

Greif, Inc.
8.875% due 08/01/2012	400	422

Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.
9.375% due 05/01/2012	700	751

Hanover Compressor Co.
9.000% due 06/01/2014	500	542

Hanover Equipment Trust
8.750% due 09/01/2011	800	838

HCA, Inc.
6.250% due 02/15/2013	375	333
6.750% due 07/15/2013	5,550	4,995
7.190% due 11/15/2015	200	173
7.500% due 12/15/2023	400	327
7.580% due 09/15/2025	550	450
9.125% due 11/15/2014	840	900
9.250% due 11/15/2016	5,755	6,179

Herbst Gaming, Inc.
7.000% due 11/15/2014	2,000	1,920

Hertz Corp.
8.875% due 01/01/2014	3,025	3,184

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Horizon Lines LLC
9.000% due 11/01/2012	$2,016	$2,127

Host Marriott LP
7.000% due 08/15/2012	100	102
7.125% due 11/01/2013	2,780	2,856

Ineos Group Holdings PLC
8.500% due 02/15/2016	3,125	3,000

Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,519

Intelsat Bermuda Ltd.
8.250% due 01/15/2013	75	76
9.250% due 06/15/2016	1,275	1,377

Intelsat Subsidiary Holding Co. Ltd.
8.250% due 01/15/2013	325	332
8.625% due 01/15/2015	3,700	3,866
10.484% due 01/15/2012	1,000	1,014

Invensys PLC
9.875% due 03/15/2011	95	102

Jefferson Smurfit Corp. U.S.
7.500% due 06/01/2013	775	732
8.250% due 10/01/2012	750	735

JET Equipment Trust (a)
7.630% due 08/15/2012	319	236
10.000% due 06/15/2012	565	554

L-3 Communications Corp.
6.375% due 10/15/2015	1,400	1,393
7.625% due 06/15/2012	1,450	1,508

Legrand France
8.500% due 02/15/2025	975	1,126

Lyondell Chemical Co.
8.000% due 09/15/2014	1,475	1,538
8.250% due 09/15/2016	425	448

Mandalay Resort Group
9.375% due 02/15/2010	1,000	1,075

MGM Mirage
6.625% due 07/15/2015	850	814
6.875% due 04/01/2016	975	941
8.375% due 02/01/2011	825	860

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	2,623

Mosaic Co.
7.625% due 12/01/2016	1,000	1,041

Nalco Co.
7.750% due 11/15/2011	1,600	1,644
8.875% due 11/15/2013	700	745

Newfield Exploration Co.
6.625% due 04/15/2016	2,425	2,425

Norampac, Inc.
6.750% due 06/01/2013	875	855

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	1,500	1,612

Nortel Networks Ltd.
10.125% due 07/15/2013	800	868
10.750% due 07/15/2016	475	522

Northwest Pipeline Corp.
7.125% due 12/01/2025	500	509

Novelis, Inc.
8.250% due 02/15/2015	1,200	1,167

NPC International, Inc.
9.500% due 05/01/2014	2,050	2,112

NTL Cable PLC
9.125% due 08/15/2016	500	531

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
OPTI Canada, Inc.
8.250% due 12/15/2014	$1,100	$1,136

Owens Brockway Glass Container, Inc.
6.750% due 12/01/2014	2,175	2,121
8.750% due 11/15/2012	1,450	1,544

Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,102

Pogo Producing Co.
7.875% due 05/01/2013	1,500	1,530

PQ Corp.
7.500% due 02/15/2013	2,225	2,203

Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	776

Primedia, Inc.
8.000% due 05/15/2013	400	389

Quiksilver, Inc.
6.875% due 04/15/2015	2,600	2,568

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	500	513

Qwest Communications International, Inc.
7.500% due 02/15/2014	10,250	10,609

Reynolds American, Inc.
7.625% due 06/01/2016	1,425	1,517
7.750% due 06/01/2018	1,825	1,946

RH Donnelley Corp.
6.875% due 01/15/2013	250	241
8.875% due 01/15/2016	3,450	3,640

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,700	1,721

Rogers Cable, Inc.
6.750% due 03/15/2015	2,460	2,547
8.750% due 05/01/2032	800	976

Roseton
7.270% due 11/08/2010	1,200	1,228
7.670% due 11/08/2016	2,325	2,411

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018	1,250	1,270

Sanmina-SCI Corp.
8.125% due 03/01/2016	2,325	2,261

SemGroup LP
8.750% due 11/15/2015	3,075	3,106

Seneca Gaming Corp.
7.250% due 05/01/2012	925	946

Sensata Technologies BV
8.250% due 05/01/2014	3,250	3,136

Service Corp. International
7.375% due 10/01/2014	475	499
7.625% due 10/01/2018	975	1,038

Smurfit Capital Funding PLC
7.500% due 11/20/2025	500	480

Smurfit Kappa Funding PLC
9.625% due 10/01/2012	3,815	4,063

Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/2012	2,300	2,266
9.750% due 02/01/2011	430	446

Solectron Global Finance Ltd.
8.000% due 03/15/2016	500	509

Sonat, Inc.
7.000% due 02/01/2018	500	512

Station Casinos, Inc.
6.500% due 02/01/2014	200	179
6.875% due 03/01/2016	1,875	1,692
7.750% due 08/15/2016	2,375	2,405

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Suburban Propane Partners LP
6.875% due 12/15/2013	$2,750	$2,709

Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,641	3,841

Superior Essex Communications LLC
9.000% due 04/15/2012	500	522

SUPERVALU, Inc.
7.500% due 11/15/2014	1,625	1,703

Tenet Healthcare Corp.
7.375% due 02/01/2013	2,966	2,740

Triad Hospitals, Inc.
7.000% due 11/15/2013	2,625	2,655

Trinity Industries, Inc.
6.500% due 03/15/2014	780	770

TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,182

U.S. Airways Group, Inc.
9.330% due 01/01/2049	84	1

United Airlines, Inc.
6.071% due 09/01/2014	295	297
6.201% due 03/01/2010	148	149
6.602% due 03/01/2015	333	338

Unity Media GmbH
10.375% due 02/15/2015	750	732

Valero Energy Corp.
7.800% due 06/14/2010	850	908

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	3,150	3,300

VWR International, Inc.
6.875% due 04/15/2012	1,000	1,011
8.000% due 04/15/2014	3,190	3,302

Williams Cos., Inc.
7.500% due 01/15/2031	650	678
7.625% due 07/15/2019	4,950	5,321
7.750% due 06/15/2031	775	818
7.875% due 09/01/2021	3,075	3,313
8.750% due 03/15/2032	200	227

Williams Partners LP
7.250% due 02/01/2017	425	436

Windstream Corp.
8.625% due 08/01/2016	750	825

Wynn Las Vegas LLC
6.625% due 12/01/2014	6,900	6,891

Xerox Capital Trust I
8.000% due 02/01/2027	3,100	3,181

		300,876

UTILITIES 13.8%
AES Corp.
8.750% due 05/15/2013	2,825	3,041

American Cellular Corp.
10.000% due 08/01/2011	1,350	1,434

Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,500	2,600
8.375% due 01/15/2014	1,970	2,034

Citizens Communications Co.
7.450% due 07/01/2035	250	231
9.000% due 08/15/2031	1,425	1,553

CMS Energy Corp.
6.875% due 12/15/2015	1,350	1,401

Edison Mission Energy
7.750% due 06/15/2016	1,000	1,065

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	$1,500	$1,511
10.889% due 05/01/2013	500	502

Homer City Funding LLC
8.734% due 10/01/2026	978	1,129

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,950
8.750% due 05/01/2034	1,550	1,690

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012	450	472
8.375% due 10/14/2010	500	528

MSW Energy Holdings LLC
8.500% due 09/01/2010	500	522

Nextel Communications, Inc.
7.375% due 08/01/2015	2,450	2,515

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,229

NRG Energy, Inc.
7.250% due 02/01/2014	3,125	3,156
7.375% due 02/01/2016	4,000	4,030
7.375% due 01/15/2017	450	452

PSEG Energy Holdings LLC
8.500% due 06/15/2011	4,250	4,590

Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,726

Qwest Corp.
7.200% due 11/10/2026	1,700	1,721
7.500% due 06/15/2023	3,000	3,038
8.875% due 03/15/2012	2,625	2,937

Reliant Energy, Inc.
6.750% due 12/15/2014	3,075	3,021
9.250% due 07/15/2010	1,975	2,084

Rogers Wireless, Inc.
7.500% due 03/15/2015	3,465	3,777

Rural Cellular Corp.
9.875% due 02/01/2010	1,775	1,897

Sierra Pacific Resources
6.750% due 08/15/2017	875	863
7.803% due 06/15/2012	1,225	1,288
8.625% due 03/15/2014	1,250	1,348

South Point Energy Center LLC
8.400% due 05/30/2012 (n)	1,217	1,175

TECO Energy, Inc.
6.750% due 05/01/2015	1,000	1,050

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,211	2,207

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	2,875	3,087

		71,854

Total Corporate Bonds & Notes (Cost $425,017)		434,599

CONVERTIBLE BONDS & NOTES 1.0%
Chesapeake Energy Corp.
2.750% due 11/15/2035	300	305

CMS Energy Corp.
2.875% due 12/01/2024	1,000	1,280

Deutsche Bank AG
0.950% due 01/26/2010 (b)	625	624
1.800% due 05/29/2009	400	390
2.000% due 10/07/2009	650	620

EchoStar Communications Corp.
5.750% due 05/15/2008	600	614

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
IXIS Financial Products, Inc.
0.800% due 06/15/2009	$350	$341
1.650% due 06/15/2009	325	334
1.875% due 06/15/2009	350	349

Lehman Brothers Holdings, Inc.
1.383% due 06/15/2009 (h)	350	396

Total Convertible Bonds & Notes (Cost $5,088)		5,253

MUNICIPAL BONDS & NOTES 0.3%
Bell, California Public Financing Authority Notes, Series 2006
7.400% due 11/01/2007	1,500	1,501

Total Municipal Bonds & Notes (Cost $1,500)		1,501

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%
Bombardier, Inc.
7.250% due 11/15/2016 EUR	1,750	2,371

JSG Holding PLC
10.125% due 10/01/2012	650	935
11.500% due 10/01/2015 (c)	1,324	1,830

Lighthouse International Co. S.A.
8.000% due 04/30/2014	2,220	3,220

Nordic Telephone Co. Holdings ApS
5.207% due 11/30/2014	550	733
5.939% due 11/30/2014	550	737
8.250% due 05/01/2016	1,000	1,459

NTL Cable PLC
8.750% due 04/15/2014	1,000	1,421

Royal Bank of Scotland Group PLC
6.000% due 04/06/2011 GBP	600	1,173

SigmaKalon
5.722% due 06/30/2012 EUR	954	1,259

UPC Broadband Holding BV
4.988% due 03/31/2013	442	585
6.103% due 12/31/2013	500	663

UPC Holding BV
7.750% due 01/15/2014	600	798
8.625% due 01/15/2014	800	1,104

Total Foreign Currency-Denominated Issues (Cost $16,282)		18,288

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%
Chesapeake Energy Corp.
4.500% due 12/31/2049	5,000	466

Total Convertible Preferred Stocks (Cost $499)		466

PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	2,050	2,091

Total Preferred Stocks (Cost $2,172)		2,091

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

COMMERCIAL PAPER 4.2%
General Electric Capital Corp.
5.240% due 02/09/2007	$4,100	$4,078

Societe Generale NY
5.225% due 03/01/2007	2,100	2,082

UBS Finance Delaware LLC
5.270% due 01/02/2007	3,000	3,000

Westpac Capital Corp.
5.210% due 03/29/2007	11,800	11,645
5.250% due 02/06/2007	800	796

		21,601

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.3%
Lehman Brothers, Inc.
5.050% due 01/02/2007 (e)	$998	$998

(Dated 12/22/2006. Collateralized by Sabine Pall LNG LP 7.500% due 11/30/2016 valued $1,010. Repurchase proceeds are $999.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	6,025	6,025

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,148. Repurchase proceeds are $6,028.)

		7,023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.4%
4.830% due 03/01/2007 - 03/15/2007 (d)(f)(i)	$2,045	$2,025

Total Short-Term Instruments (Cost $30,661)		30,649

Total Investments (g) 99.7% (Cost $506,303)		$518,069

Written Options (k) (0.0%) (Premiums $99)		(59)

Other Assets and Liabilities (Net) 0.3%		842

Net Assets 100.0%		$518,852

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) When-issued security.

(c) Payment in-kind bond security.

(d) Coupon represents a weighted average rate.

(e) Security matures on demand. Interest rate resets daily. Interest rate shown is rate in effect at December 31, 2006.

(f) Securities with an aggregate market value of $989 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(g) As of December 31, 2006, portfolio securities with an aggregate value of $9,130 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(h) The average amount of borrowing outstanding during the period ended December 31, 2006 was $756 at a weighted average interest rate of 5.45%. On December 31, 2006, securities valued at $396 were pledged as collateral for reverse repurchase agreements.

(i) Securities with an aggregate market value of $1,036 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	537	$(346)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	206	(186)

				$(532)

(j) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	300,000	$20
Bank of America	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011		$16,500	(370)
Barclays Bank PLC	Domtar, Inc. 7.875% due 10/15/2011	Sell	1.500%		09/20/2007		400	4
Citibank N.A.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%		09/20/2007		1,000	11
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.120%		12/20/2008		1,000	10
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Buy	(1.670%	)	12/20/2012		380	(11)
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.700%		06/20/2007		1,000	2
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.450%		12/20/2008		2,000	7
Credit Suisse First Boston	Goodyear Tire & Rubber Co. 7.857% due 08/15/2011	Buy	(2.340%	)	12/20/2009		500	(6)
Credit Suisse First Boston	Directv Holdings LLC 8.375% due 03/15/2013	Buy	(1.680%	)	12/20/2011		1,000	1
Deutsche Bank AG	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.440%		06/20/2007		2,500	3
Deutsche Bank AG	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011		13,500	(294)
Goldman Sachs & Co.	ArvinMeritor, Inc. 8.750% due 03/01/2012	Sell	2.400%		03/20/2007		700	4
Goldman Sachs & Co.	Host Marriott LP 7.125% due 11/01/2013	Sell	1.770%		12/20/2010		500	16
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%		02/20/2007		575	0
JPMorgan Chase & Co.	Lear Corp. 8.110% due 05/15/2009	Sell	7.750%		03/20/2007		1,400	26

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	1.500%		06/20/2007	$500	$0
Lehman Brothers, Inc.	Primedia, Inc. 8.875% due 05/15/2011	Sell	2.500%		03/20/2007	1,000	2
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.370%		08/20/2011	5,400	132
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011	2,000	(29)
Lehman Brothers, Inc.	Solectron Global Finance Ltd. 8.000% due 03/15/2016	Sell	3.100%		03/20/2012	1,000	5
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.160%	)	08/20/2016	3,000	(158)
Merrill Lynch & Co., Inc.	AES Corp. 8.750% due 06/15/2008	Sell	0.950%		06/20/2007	2,000	8
Morgan Stanley	Qwest Capital Funding, Inc. 7.250% due 02/15/2011	Sell	1.800%		06/20/2010	2,000	50
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	3,000	49
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.380%		08/20/2011	5,400	135
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.180%	)	08/20/2016	3,000	(163)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.390%		12/20/2011	3,000	31

							$(515)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

(k) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$106.000	02/23/2007	290	$99	$59

(l) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$720	$789	0.15%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,273	1,246	0.24%

				$1,993	$2,035	0.39%

(m) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	200	01/2007	$0	$0	$0
Sell		12,429	01/2007	183	0	183
Sell	GBP	597	01/2007	0	(7)	(7)
Buy	JPY	150,000	01/2007	0	(10)	(10)
Buy		545,951	02/2007	0	(61)	(61)

				$183	$(78)	$105

(n) Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
EUR	Euro	JPY	Japanese Yen
GBP	Great British Pound

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s

16	PIMCO Variable Insurance Trust

December 31, 2006

investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(q) Bridge Debt Commitments  At the period ended December 31, 2006, the Portfolio had $2,020,000 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2006, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 540

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$447,011	$386,621

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	707	$17,000	$285
Sales	3,255	1,500	817
Closing Buys	(3,672)	(18,500)	(1,003)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2006	290	$0	$99

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 44	$ 0	$ 10,984
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral
$ (1,400)	$ (3,488)	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and recognition of income on convertible securities.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 506,585	$ 14,022	$ (2,538)	$ 11,484

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 33,062	$ 0	$ 0
12/31/2005	27,878	0	0

(5) Includes short-term capital gains, if any, distributed.

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December 31, 2006

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	146	$1,213	42	$336
Administrative Class	17,264	140,974	20,365	167,640
Advisor Class	8	64	0	0
Issued as reinvestment of distributions
Institutional Class	8	70	4	37
Administrative Class	4,025	33,006	3,377	27,827
Advisor Class	0	1	0	0
Cost of shares redeemed
Institutional Class	(3)	(27)	(3)	(25)
Administrative Class	(15,623)	(127,544)	(16,769)	(138,029)
Advisor Class	0	(1)	0	0
Net increase resulting from Portfolio share transactions	5,825	$47,756	7,016	$57,786

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	95
Administrative Class	3	75	*
Advisor Class	2	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs,

PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain Portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

20	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

High Yield Portfolio	0.56%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	21

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

24	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

High Yield Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2006

                       PIMCO High Yield         Merrill Lynch U.S. High Yield,
                    Portfolio Advisor Class    BB-B Rated, Constrained Index
                     -----------------------    -----------------------------
   03/31/2006              $10,000                       $10,000
   04/30/2006               10,019                        10,032
   05/31/2006                9,964                        10,004
   06/30/2006                9,902                         9,945
   07/31/2006               10,005                        10,032
   08/31/2006               10,148                        10,183
   09/30/2006               10,265                        10,314
   10/31/2006               10,381                        10,449
   11/30/2006               10,556                        10,597
   12/31/2006               10,642                        10,695

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Corporate Bonds & Notes	84.0%
Short-Term Instruments	5.9%
Bank Loan Obligations	4.9%
Foreign Currency-Denominated Issues	3.5%
Other	1.7%

‡	% of Total Investments as of 12/31/2006

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (03/31/06)
	PIMCO High Yield Portfolio Advisor Class	6.41%
....	Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	6.95%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,074.63	$1,020.92
Expenses Paid During Period†	$4.44	$4.33

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or if unrated, determined by PIMCO to be of comparable quality.

»	Exposure to BBB-rated issues detracted from performance as this group of bonds underperformed the high yield market by about 7.00%.

»	An emphasis on pipeline companies benefited performance as these bonds outperformed the broader energy sector.

»	Within the utility sector, a focus on electric generation issuers benefited performance as these bonds outperformed all other utility sub-sectors.

»	Within the consumer cyclicals sector, an overweight to automotive bonds, which were among the top performing sectors for the year, benefited performance.

»	Security selection in the gaming sector detracted from performance, where increased leverage and takeover activity weighed on the upper quality tier of the industry category.

»	In the forest products and packaging sector, an emphasis on upper quality packaging companies and middle tier paper companies detracted from relative performance.

»	Modest exposure to emerging market government securities, which slightly outperformed the benchmark, slightly benefited returns.

4	PIMCO Variable Insurance Trust

Financial Highlights  High Yield Portfolio

Selected Per Share Data for the Period Ended:	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$8.24
Net investment income (a)	0.42
Net realized/unrealized gain on investments (a)	0.09
Total income from investment operations	0.51
Dividends from net investment income	(0.41)
Total distributions	(0.41)
Net asset value end of period	$8.34
Total return	6.41%
Net assets end of period (000s)	$66
Ratio of expenses to average net assets	0.86%*
Ratio of expenses to average net assets excluding interest expense	0.85%*
Ratio of net investment income to average net assets	6.80%*
Portfolio turnover rate	81%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities  High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$518,069
Cash	1,335
Foreign currency, at value	318
Receivable for investments sold	59
Receivable for Portfolio shares sold	209
Interest and dividends receivable	9,751
Unrealized appreciation on forward foreign currency contracts	183
Unrealized appreciation on swap agreements	516
530,440

Liabilities:
Payable for the reverse repurchase agreement	$341
Payable for investments purchased	7,449
Payable for Portfolio shares redeemed	1,162
Payable to broker for repurchase agreement collateral	1,010
Written options outstanding	59
Accrued investment advisory fee	117
Accrued administration fee	164
Accrued servicing fee	59
Variation margin payable	53
Swap premium received	65
Unrealized depreciation on forward foreign currency contracts	78
Unrealized depreciation on swap agreements	1,031
11,588

Net Assets	$518,852

Net Assets Consist of:
Paid in capital	$512,712
(Overdistributed) net investment income	(1,450)
Accumulated undistributed net realized (loss)	(3,280)
Net unrealized appreciation	10,870
$518,852

Net Assets:
Institutional Class	$1,963
Administrative Class	516,823
Advisor Class	66

Shares Issued and Outstanding:
Institutional Class	235
Administrative Class	61,940
Advisor Class	8

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.34
Administrative Class	8.34
Advisor Class	8.34

Cost of Investments Owned	$506,303
Cost of Foreign Currency Held	$317
Premiums Received on Written Options	$99
Proceeds of Repurchase Agreement Collateral	$998

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest*	$35,900
Dividends	184
Miscellaneous income	583
Total Income	36,667

Expenses:
Investment advisory fees	1,199
Administration fees	1,679
Servicing fees – Administrative Class	718
Trustees’ fees	7
Interest expense	23
Total Expenses	3,626

Net Investment Income	33,041

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,180
Net realized (loss) on futures contracts, options and swaps	(54)
Net realized (loss) on foreign currency transactions	(1,292)
Net change in unrealized appreciation on investments	7,004
Net change in unrealized (depreciation) on futures contracts, options and swaps	(463)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	129
Net Gain	9,504

Net Increase in Net Assets Resulting from Operations	$42,545

* Includes foreign tax withholding of $1.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$33,041	$27,561
Net realized gain	2,834	4,638
Net change in unrealized appreciation (depreciation)	6,670	(14,899)
Net increase resulting from operations	42,545	17,300

Distributions to Shareholders:
From net investment income
Institutional Class	(70)	(37)
Administrative Class	(32,991)	(27,841)
Advisor Class	(1)	0

Total Distributions	(33,062)	(27,878)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	1,213	336
Administrative Class	140,974	167,640
Advisor Class	64	0
Issued as reinvestment of distributions
Institutional Class	70	37
Administrative Class	33,006	27,827
Advisor Class	1	0
Cost of shares redeemed
Institutional Class	(27)	(25)
Administrative Class	(127,544)	(138,029)
Advisor Class	(1)	0
Net increase resulting from Portfolio share transactions	47,756	57,786

Total Increase in Net Assets	57,239	47,208

Net Assets:
Beginning of period	461,613	414,405
End of period*	$518,852	$461,613

*Including (overdistributed) net investment income of:	$(1,450)	$(244)

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments High Yield Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 4.9%
Amadeus Global Travel Distribution S.A.
8.117% due 04/08/2014	$700	$709
8.617% due 04/08/2013	700	706

Centennial Cellular Operating Co. LLC
7.617% due 02/09/2011	766	772
7.620% due 01/20/2011	59	60

Charter Communications Operating LLC
8.005% due 04/25/2013	1,500	1,512

Ford Motor Co.
8.360% due 11/29/2013	1,500	1,501

HCA, Inc.
8.114% due 11/14/2013	1,250	1,265

Headwaters, Inc.
7.500% due 04/30/2011	1,348	1,343

HealthSouth Corp.
8.580% due 02/02/2013	1,890	1,906

Ineos Group Holdings PLC
7.339% due 10/07/2012	1,080	1,085

JSG Holding PLC
8.245% due 11/29/2013	650	655
8.382% due 11/29/2014	650	655

Metro-Goldwyn-Mayer, Inc.
7.749% due 04/08/2012	1,500	1,488

Reliant Energy, Inc.
5.000% due 12/01/2010	643	648
7.725% due 12/01/2010	857	864

Riverdeep Interactive
5.750% due 11/28/2013	1,000	1,007

Roundy’s Supermarket, Inc.
7.870% due 11/01/2011	500	505
8.330% due 11/01/2011	490	495

Sandridge Energy
9.853% due 11/30/2007	1,412	1,426
11.000% due 11/30/2007	588	594

Spansion LLC
8.375% due 10/30/2012	2,500	2,510

VNU/Nielson Finance LLC
8.125% due 08/08/2013	2,000	2,016

Wind Acquisition Finance S.A.
10.000% due 12/21/2011	500	500

Worldspan LP
6.250% due 12/07/2013	1,000	1,000

Total Bank Loan Obligations (Cost $25,084)		25,222

CORPORATE BONDS & NOTES 83.6%

BANKING & FINANCE 11.9%
AES Ironwood LLC
8.857% due 11/30/2025	2,461	2,775

AES Red Oak LLC
8.540% due 11/30/2019	1,193	1,304

BCP Crystal U.S. Holdings Corp.
9.625% due 06/15/2014	3,317	3,682

Bluewater Finance Ltd.
10.250% due 02/15/2012	2,200	2,316

Ferrellgas Escrow LLC
6.750% due 05/01/2014	2,100	2,053

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Ford Motor Credit Co.
7.000% due 10/01/2013	$3,500	$3,347
7.250% due 10/25/2011	1,500	1,470
7.375% due 02/01/2011	10,190	10,096
7.875% due 06/15/2010	500	505
8.000% due 12/15/2016	125	124
8.625% due 11/01/2010	1,760	1,813

Forest City Enterprises, Inc.
7.625% due 06/01/2015	1,225	1,256

General Motors Acceptance Corp.
6.000% due 04/01/2011	1,194	1,187
6.750% due 12/01/2014	2,000	2,057
6.875% due 08/28/2012	1,500	1,542
7.000% due 02/01/2012	3,000	3,098
8.000% due 11/01/2031	350	403

Idearc, Inc.
8.000% due 11/15/2016	3,050	3,111

K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,035

KRATON Polymers LLC
8.125% due 01/15/2014	1,700	1,708

Petroleum Export Ltd. II
6.340% due 06/20/2011	1,351	1,327

Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,575	3,521

Sally Holdings LLC
9.250% due 11/15/2014	1,125	1,152

Tenneco, Inc.
8.625% due 11/15/2014	975	999
10.250% due 07/15/2013	2,600	2,860

TNK-BP Finance S.A.
7.500% due 07/18/2016	1,000	1,066

Universal City Development Partners
11.750% due 04/01/2010	800	861

Universal City Florida Holding Co. I
8.375% due 05/01/2010	1,425	1,468
10.121% due 05/01/2010	175	182

Ventas Realty LP
6.750% due 04/01/2017	250	259
7.125% due 06/01/2015	1,500	1,582
9.000% due 05/01/2012	500	568

Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,142

		61,869

INDUSTRIALS 57.9%
Abitibi-Consolidated Co. of Canada
8.375% due 04/01/2015	600	522

Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,350	1,289

Albertson’s, Inc.
7.450% due 08/01/2029	3,250	3,191

Allied Waste North America, Inc.
7.125% due 05/15/2016	395	393
7.250% due 03/15/2015	4,600	4,629
7.875% due 04/15/2013	730	756

AmeriGas Partners LP
7.125% due 05/20/2016	2,650	2,663
7.250% due 05/20/2015	1,850	1,882

Arco Chemical Co.
10.250% due 11/01/2010	50	56

Armor Holdings, Inc.
8.250% due 08/15/2013	800	836

ArvinMeritor, Inc.
8.750% due 03/01/2012	2,025	2,091

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Bombardier, Inc.
8.000% due 11/15/2014	$550	$566

Bon-Ton Stores, Inc.
10.250% due 03/15/2014	1,850	1,901

Bowater Canada Finance
7.950% due 11/15/2011	2,415	2,379

Boyd Gaming Corp.
7.125% due 02/01/2016	1,050	1,050

Buhrmann U.S., Inc.
7.875% due 03/01/2015	1,300	1,274
8.250% due 07/01/2014	1,000	998

CanWest Media, Inc.
8.000% due 09/15/2012	1,520	1,594

Cascades, Inc.
7.250% due 02/15/2013	1,425	1,429

CCO Holdings LLC
8.750% due 11/15/2013	4,400	4,592

Celestica, Inc.
7.625% due 07/01/2013	875	858
7.875% due 07/01/2011	500	498

Chart Industries, Inc.
9.125% due 10/15/2015	425	450

Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,835

Chesapeake Energy Corp.
6.375% due 06/15/2015	1,695	1,687
6.875% due 01/15/2016	1,200	1,216
7.000% due 08/15/2014	1,550	1,583
7.500% due 09/15/2013	1,000	1,046
7.500% due 06/15/2014	75	78
7.750% due 01/15/2015	1,000	1,046

Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,357	1,364

Citizens Communications Co.
7.875% due 01/15/2027	800	812

Complete Production Services, Inc.
8.000% due 12/15/2016	575	592

Continental Airlines, Inc.
6.920% due 04/02/2013 (l)	784	789
7.373% due 06/15/2017	253	257

Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,200	1,083

Corrections Corp. of America
6.750% due 01/31/2014	1,100	1,116

Crown Americas LLC & Crown Americas Capital Corp.
7.625% due 11/15/2013	425	440
7.750% due 11/15/2015	2,000	2,085

CSC Holdings, Inc.
6.750% due 04/15/2012	750	735
6.750% due 04/15/2012 (b)	250	245
7.625% due 04/01/2011	4,625	4,735
7.875% due 02/15/2018	284	285

DaVita, Inc.
7.250% due 03/15/2015	3,350	3,434

Delhaize America, Inc.
9.000% due 04/15/2031	2,575	3,070

Dex Media West LLC
8.500% due 08/15/2010	1,250	1,305
9.875% due 08/15/2013	1,203	1,317

DirecTV Holdings LLC
6.375% due 06/15/2015	1,825	1,759
8.375% due 03/15/2013	1,184	1,237

Dresser-Rand Group, Inc.
7.375% due 11/01/2014	396	401

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DRS Technologies, Inc.
7.625% due 02/01/2018	$2,300	$2,380

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,750	1,715
8.375% due 05/01/2016	500	528

EchoStar DBS Corp.
6.375% due 10/01/2011	1,875	1,868
6.625% due 10/01/2014	1,800	1,760
7.000% due 10/01/2013	625	627
7.125% due 02/01/2016	2,900	2,914

El Paso Corp.
7.750% due 01/15/2032	1,200	1,320
7.800% due 08/01/2031	325	357
7.875% due 06/15/2012	2,000	2,155
8.050% due 10/15/2030	1,300	1,450
10.750% due 10/01/2010	1,500	1,732

El Paso Production Holding Co.
7.750% due 06/01/2013	3,500	3,679

Equistar Chemicals LP
10.125% due 09/01/2008	45	48

Ferrellgas Partners LP
8.750% due 06/15/2012	1,525	1,571
8.870% due 08/01/2009 (l)	1,200	1,246

Fisher Communications, Inc.
8.625% due 09/15/2014	1,000	1,065

Ford Motor Co.
7.450% due 07/16/2031	1,700	1,343

Freescale Semiconductor, Inc.
8.875% due 12/15/2014	1,750	1,752
9.125% due 12/15/2014 (c)	1,600	1,598

Fresenius Medical Care Capital Trust
7.875% due 06/15/2011	2,250	2,368

Gaylord Entertainment Co.
8.000% due 11/15/2013	1,000	1,042

General Motors Corp.
8.250% due 07/15/2023	2,850	2,665

Georgia-Pacific Corp.
7.125% due 01/15/2017	2,000	2,005
7.375% due 12/01/2025	5,710	5,596
7.750% due 11/15/2029	300	301
8.000% due 01/15/2024	775	790

Goodyear Tire & Rubber Co.
8.625% due 12/01/2011	500	519
9.000% due 07/01/2015	1,575	1,658

Greif, Inc.
8.875% due 08/01/2012	400	422

Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.
9.375% due 05/01/2012	700	751

Hanover Compressor Co.
9.000% due 06/01/2014	500	542

Hanover Equipment Trust
8.750% due 09/01/2011	800	838

HCA, Inc.
6.250% due 02/15/2013	375	333
6.750% due 07/15/2013	5,550	4,995
7.190% due 11/15/2015	200	173
7.500% due 12/15/2023	400	327
7.580% due 09/15/2025	550	450
9.125% due 11/15/2014	840	900
9.250% due 11/15/2016	5,755	6,179

Herbst Gaming, Inc.
7.000% due 11/15/2014	2,000	1,920

Hertz Corp.
8.875% due 01/01/2014	3,025	3,184

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Horizon Lines LLC
9.000% due 11/01/2012	$2,016	$2,127

Host Marriott LP
7.000% due 08/15/2012	100	102
7.125% due 11/01/2013	2,780	2,856

Ineos Group Holdings PLC
8.500% due 02/15/2016	3,125	3,000

Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,519

Intelsat Bermuda Ltd.
8.250% due 01/15/2013	75	76
9.250% due 06/15/2016	1,275	1,377

Intelsat Subsidiary Holding Co. Ltd.
8.250% due 01/15/2013	325	332
8.625% due 01/15/2015	3,700	3,866
10.484% due 01/15/2012	1,000	1,014

Invensys PLC
9.875% due 03/15/2011	95	102

Jefferson Smurfit Corp. U.S.
7.500% due 06/01/2013	775	732
8.250% due 10/01/2012	750	735

JET Equipment Trust (a)
7.630% due 08/15/2012	319	236
10.000% due 06/15/2012	565	554

L-3 Communications Corp.
6.375% due 10/15/2015	1,400	1,393
7.625% due 06/15/2012	1,450	1,508

Legrand France
8.500% due 02/15/2025	975	1,126

Lyondell Chemical Co.
8.000% due 09/15/2014	1,475	1,538
8.250% due 09/15/2016	425	448

Mandalay Resort Group
9.375% due 02/15/2010	1,000	1,075

MGM Mirage
6.625% due 07/15/2015	850	814
6.875% due 04/01/2016	975	941
8.375% due 02/01/2011	825	860

Mirage Resorts, Inc.
7.250% due 08/01/2017	2,600	2,623

Mosaic Co.
7.625% due 12/01/2016	1,000	1,041

Nalco Co.
7.750% due 11/15/2011	1,600	1,644
8.875% due 11/15/2013	700	745

Newfield Exploration Co.
6.625% due 04/15/2016	2,425	2,425

Norampac, Inc.
6.750% due 06/01/2013	875	855

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	1,500	1,612

Nortel Networks Ltd.
10.125% due 07/15/2013	800	868
10.750% due 07/15/2016	475	522

Northwest Pipeline Corp.
7.125% due 12/01/2025	500	509

Novelis, Inc.
8.250% due 02/15/2015	1,200	1,167

NPC International, Inc.
9.500% due 05/01/2014	2,050	2,112

NTL Cable PLC
9.125% due 08/15/2016	500	531

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
OPTI Canada, Inc.
8.250% due 12/15/2014	$1,100	$1,136

Owens Brockway Glass Container, Inc.
6.750% due 12/01/2014	2,175	2,121
8.750% due 11/15/2012	1,450	1,544

Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,102

Pogo Producing Co.
7.875% due 05/01/2013	1,500	1,530

PQ Corp.
7.500% due 02/15/2013	2,225	2,203

Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	776

Primedia, Inc.
8.000% due 05/15/2013	400	389

Quiksilver, Inc.
6.875% due 04/15/2015	2,600	2,568

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	500	513

Qwest Communications International, Inc.
7.500% due 02/15/2014	10,250	10,609

Reynolds American, Inc.
7.625% due 06/01/2016	1,425	1,517
7.750% due 06/01/2018	1,825	1,946

RH Donnelley Corp.
6.875% due 01/15/2013	250	241
8.875% due 01/15/2016	3,450	3,640

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,700	1,721

Rogers Cable, Inc.
6.750% due 03/15/2015	2,460	2,547
8.750% due 05/01/2032	800	976

Roseton
7.270% due 11/08/2010	1,200	1,228
7.670% due 11/08/2016	2,325	2,411

Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018	1,250	1,270

Sanmina-SCI Corp.
8.125% due 03/01/2016	2,325	2,261

SemGroup LP
8.750% due 11/15/2015	3,075	3,106

Seneca Gaming Corp.
7.250% due 05/01/2012	925	946

Sensata Technologies BV
8.250% due 05/01/2014	3,250	3,136

Service Corp. International
7.375% due 10/01/2014	475	499
7.625% due 10/01/2018	975	1,038

Smurfit Capital Funding PLC
7.500% due 11/20/2025	500	480

Smurfit Kappa Funding PLC
9.625% due 10/01/2012	3,815	4,063

Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/2012	2,300	2,266
9.750% due 02/01/2011	430	446

Solectron Global Finance Ltd.
8.000% due 03/15/2016	500	509

Sonat, Inc.
7.000% due 02/01/2018	500	512

Station Casinos, Inc.
6.500% due 02/01/2014	200	179
6.875% due 03/01/2016	1,875	1,692
7.750% due 08/15/2016	2,375	2,405

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Suburban Propane Partners LP
6.875% due 12/15/2013	$2,750	$2,709

Sungard Data Systems, Inc.
9.125% due 08/15/2013	3,641	3,841

Superior Essex Communications LLC
9.000% due 04/15/2012	500	522

SUPERVALU, Inc.
7.500% due 11/15/2014	1,625	1,703

Tenet Healthcare Corp.
7.375% due 02/01/2013	2,966	2,740

Triad Hospitals, Inc.
7.000% due 11/15/2013	2,625	2,655

Trinity Industries, Inc.
6.500% due 03/15/2014	780	770

TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,182

U.S. Airways Group, Inc.
9.330% due 01/01/2049	84	1

United Airlines, Inc.
6.071% due 09/01/2014	295	297
6.201% due 03/01/2010	148	149
6.602% due 03/01/2015	333	338

Unity Media GmbH
10.375% due 02/15/2015	750	732

Valero Energy Corp.
7.800% due 06/14/2010	850	908

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	3,150	3,300

VWR International, Inc.
6.875% due 04/15/2012	1,000	1,011
8.000% due 04/15/2014	3,190	3,302

Williams Cos., Inc.
7.500% due 01/15/2031	650	678
7.625% due 07/15/2019	4,950	5,321
7.750% due 06/15/2031	775	818
7.875% due 09/01/2021	3,075	3,313
8.750% due 03/15/2032	200	227

Williams Partners LP
7.250% due 02/01/2017	425	436

Windstream Corp.
8.625% due 08/01/2016	750	825

Wynn Las Vegas LLC
6.625% due 12/01/2014	6,900	6,891

Xerox Capital Trust I
8.000% due 02/01/2027	3,100	3,181

		300,876

UTILITIES 13.8%
AES Corp.
8.750% due 05/15/2013	2,825	3,041

American Cellular Corp.
10.000% due 08/01/2011	1,350	1,434

Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,500	2,600
8.375% due 01/15/2014	1,970	2,034

Citizens Communications Co.
7.450% due 07/01/2035	250	231
9.000% due 08/15/2031	1,425	1,553

CMS Energy Corp.
6.875% due 12/15/2015	1,350	1,401

Edison Mission Energy
7.750% due 06/15/2016	1,000	1,065

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	$1,500	$1,511
10.889% due 05/01/2013	500	502

Homer City Funding LLC
8.734% due 10/01/2026	978	1,129

Midwest Generation LLC
8.560% due 01/02/2016	4,487	4,950
8.750% due 05/01/2034	1,550	1,690

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012	450	472
8.375% due 10/14/2010	500	528

MSW Energy Holdings LLC
8.500% due 09/01/2010	500	522

Nextel Communications, Inc.
7.375% due 08/01/2015	2,450	2,515

Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,229

NRG Energy, Inc.
7.250% due 02/01/2014	3,125	3,156
7.375% due 02/01/2016	4,000	4,030
7.375% due 01/15/2017	450	452

PSEG Energy Holdings LLC
8.500% due 06/15/2011	4,250	4,590

Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,726

Qwest Corp.
7.200% due 11/10/2026	1,700	1,721
7.500% due 06/15/2023	3,000	3,038
8.875% due 03/15/2012	2,625	2,937

Reliant Energy, Inc.
6.750% due 12/15/2014	3,075	3,021
9.250% due 07/15/2010	1,975	2,084

Rogers Wireless, Inc.
7.500% due 03/15/2015	3,465	3,777

Rural Cellular Corp.
9.875% due 02/01/2010	1,775	1,897

Sierra Pacific Resources
6.750% due 08/15/2017	875	863
7.803% due 06/15/2012	1,225	1,288
8.625% due 03/15/2014	1,250	1,348

South Point Energy Center LLC
8.400% due 05/30/2012 (n)	1,217	1,175

TECO Energy, Inc.
6.750% due 05/01/2015	1,000	1,050

Tenaska Alabama Partners LP
7.000% due 06/30/2021	2,211	2,207

Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	2,875	3,087

		71,854

Total Corporate Bonds & Notes (Cost $425,017)		434,599

CONVERTIBLE BONDS & NOTES 1.0%
Chesapeake Energy Corp.
2.750% due 11/15/2035	300	305

CMS Energy Corp.
2.875% due 12/01/2024	1,000	1,280

Deutsche Bank AG
0.950% due 01/26/2010 (b)	625	624
1.800% due 05/29/2009	400	390
2.000% due 10/07/2009	650	620

EchoStar Communications Corp.
5.750% due 05/15/2008	600	614

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
IXIS Financial Products, Inc.
0.800% due 06/15/2009	$350	$341
1.650% due 06/15/2009	325	334
1.875% due 06/15/2009	350	349

Lehman Brothers Holdings, Inc.
1.383% due 06/15/2009 (h)	350	396

Total Convertible Bonds & Notes (Cost $5,088)		5,253

MUNICIPAL BONDS & NOTES 0.3%
Bell, California Public Financing Authority Notes, Series 2006
7.400% due 11/01/2007	1,500	1,501

Total Municipal Bonds & Notes (Cost $1,500)		1,501

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%
Bombardier, Inc.
7.250% due 11/15/2016 EUR	1,750	2,371

JSG Holding PLC
10.125% due 10/01/2012	650	935
11.500% due 10/01/2015 (c)	1,324	1,830

Lighthouse International Co. S.A.
8.000% due 04/30/2014	2,220	3,220

Nordic Telephone Co. Holdings ApS
5.207% due 11/30/2014	550	733
5.939% due 11/30/2014	550	737
8.250% due 05/01/2016	1,000	1,459

NTL Cable PLC
8.750% due 04/15/2014	1,000	1,421

Royal Bank of Scotland Group PLC
6.000% due 04/06/2011 GBP	600	1,173

SigmaKalon
5.722% due 06/30/2012 EUR	954	1,259

UPC Broadband Holding BV
4.988% due 03/31/2013	442	585
6.103% due 12/31/2013	500	663

UPC Holding BV
7.750% due 01/15/2014	600	798
8.625% due 01/15/2014	800	1,104

Total Foreign Currency-Denominated Issues (Cost $16,282)		18,288

	SHARES
CONVERTIBLE PREFERRED STOCKS 0.1%
Chesapeake Energy Corp.
4.500% due 12/31/2049	5,000	466

Total Convertible Preferred Stocks (Cost $499)		466

PREFERRED STOCKS 0.4%
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008	2,050	2,091

Total Preferred Stocks (Cost $2,172)		2,091

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 5.9%

COMMERCIAL PAPER 4.2%
General Electric Capital Corp.
5.240% due 02/09/2007	$4,100	$4,078

Societe Generale NY
5.225% due 03/01/2007	2,100	2,082

UBS Finance Delaware LLC
5.270% due 01/02/2007	3,000	3,000

Westpac Capital Corp.
5.210% due 03/29/2007	11,800	11,645
5.250% due 02/06/2007	800	796

		21,601

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 1.3%
Lehman Brothers, Inc.
5.050% due 01/02/2007 (e)	$998	$998

(Dated 12/22/2006. Collateralized by Sabine Pall LNG LP 7.500% due 11/30/2016 valued $1,010. Repurchase proceeds are $999.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	6,025	6,025

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,148. Repurchase proceeds are $6,028.)

		7,023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 0.4%
4.830% due 03/01/2007 - 03/15/2007 (d)(f)(i)	$2,045	$2,025

Total Short-Term Instruments (Cost $30,661)		30,649

Total Investments (g) 99.7% (Cost $506,303)		$518,069

Written Options (k) (0.0%) (Premiums $99)		(59)

Other Assets and Liabilities (Net) 0.3%		842

Net Assets 100.0%		$518,852

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) When-issued security.

(c) Payment in-kind bond security.

(d) Coupon represents a weighted average rate.

(e) Security matures on demand. Interest rate resets daily. Interest rate shown is rate in effect at December 31, 2006.

(f) Securities with an aggregate market value of $989 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(g) As of December 31, 2006, portfolio securities with an aggregate value of $9,130 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(h) The average amount of borrowing outstanding during the period ended December 31, 2006 was $756 at a weighted average interest rate of 5.45%. On December 31, 2006, securities valued at $396 were pledged as collateral for reverse repurchase agreements.

(i) Securities with an aggregate market value of $1,036 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	537	$(346)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	206	(186)

				$(532)

(j) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection (1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SOFTBANK Corp. 1.75% due 03/31/2014	Sell	2.300%		09/20/2007	JPY	300,000	$20
Bank of America	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011		$16,500	(370)
Barclays Bank PLC	Domtar, Inc. 7.875% due 10/15/2011	Sell	1.500%		09/20/2007		400	4
Citibank N.A.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%		09/20/2007		1,000	11
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.120%		12/20/2008		1,000	10
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Buy	(1.670%	)	12/20/2012		380	(11)
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.700%		06/20/2007		1,000	2
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.450%		12/20/2008		2,000	7
Credit Suisse First Boston	Goodyear Tire & Rubber Co. 7.857% due 08/15/2011	Buy	(2.340%	)	12/20/2009		500	(6)
Credit Suisse First Boston	Directv Holdings LLC 8.375% due 03/15/2013	Buy	(1.680%	)	12/20/2011		1,000	1
Deutsche Bank AG	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.440%		06/20/2007		2,500	3
Deutsche Bank AG	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011		13,500	(294)
Goldman Sachs & Co.	ArvinMeritor, Inc. 8.750% due 03/01/2012	Sell	2.400%		03/20/2007		700	4
Goldman Sachs & Co.	Host Marriott LP 7.125% due 11/01/2013	Sell	1.770%		12/20/2010		500	16
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%		02/20/2007		575	0
JPMorgan Chase & Co.	Lear Corp. 8.110% due 05/15/2009	Sell	7.750%		03/20/2007		1,400	26

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate		Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	Abitibi-Consolidated Co. of Canada 8.375% due 04/01/2015	Sell	1.500%		06/20/2007	$500	$0
Lehman Brothers, Inc.	Primedia, Inc. 8.875% due 05/15/2011	Sell	2.500%		03/20/2007	1,000	2
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.370%		08/20/2011	5,400	132
Lehman Brothers, Inc.	Dow Jones CDX N.A. HY7 Index	Buy	(3.250%	)	12/20/2011	2,000	(29)
Lehman Brothers, Inc.	Solectron Global Finance Ltd. 8.000% due 03/15/2016	Sell	3.100%		03/20/2012	1,000	5
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.160%	)	08/20/2016	3,000	(158)
Merrill Lynch & Co., Inc.	AES Corp. 8.750% due 06/15/2008	Sell	0.950%		06/20/2007	2,000	8
Morgan Stanley	Qwest Capital Funding, Inc. 7.250% due 02/15/2011	Sell	1.800%		06/20/2010	2,000	50
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	1.050%		04/20/2011	3,000	49
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.380%		08/20/2011	5,400	135
Morgan Stanley	Brazilian Government International Bond 12.250% due 03/06/2030	Buy	(2.180%	)	08/20/2016	3,000	(163)
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	1.390%		12/20/2011	3,000	31

							$(515)

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security. As a buyer of protection, the Portfolio will generally receive from the seller of protection an amount up to the notional amount of the swap if a credit event occurs.

(k) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$106.000	02/23/2007	290	$99	$59

(l) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$720	$789	0.15%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,273	1,246	0.24%

				$1,993	$2,035	0.39%

(m) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	200	01/2007	$0	$0	$0
Sell		12,429	01/2007	183	0	183
Sell	GBP	597	01/2007	0	(7)	(7)
Buy	JPY	150,000	01/2007	0	(10)	(10)
Buy		545,951	02/2007	0	(61)	(61)

				$183	$(78)	$105

(n) Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

See Accompanying Notes	Annual Report	December 31, 2006	13

Notes to Financial Statements

1.  ORGANIZATION

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

14	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
EUR	Euro	JPY	Japanese Yen
GBP	Great British Pound

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Payment In-Kind Securities  The portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Portfolio is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(m) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s

16	PIMCO Variable Insurance Trust

December 31, 2006

investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(q) Bridge Debt Commitments  At the period ended December 31, 2006, the Portfolio had $2,020,000 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2006, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 540

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$447,011	$386,621

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	707	$17,000	$285
Sales	3,255	1,500	817
Closing Buys	(3,672)	(18,500)	(1,003)
Expirations	0	0	0
Exercised	0	0	0
Balance at 12/31/2006	290	$0	$99

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 44	$ 0	$ 10,984
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral
$ (1,400)	$ (3,488)	$ 0

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and recognition of income on convertible securities.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 506,585	$ 14,022	$ (2,538)	$ 11,484

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 33,062	$ 0	$ 0
12/31/2005	27,878	0	0

(5) Includes short-term capital gains, if any, distributed.

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December 31, 2006

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	146	$1,213	42	$336
Administrative Class	17,264	140,974	20,365	167,640
Advisor Class	8	64	0	0
Issued as reinvestment of distributions
Institutional Class	8	70	4	37
Administrative Class	4,025	33,006	3,377	27,827
Advisor Class	0	1	0	0
Cost of shares redeemed
Institutional Class	(3)	(27)	(3)	(25)
Administrative Class	(15,623)	(127,544)	(16,769)	(138,029)
Advisor Class	0	(1)	0	0
Net increase resulting from Portfolio share transactions	5,825	$47,756	7,016	$57,786

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	95
Administrative Class	3	75	*
Advisor Class	2	99

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs,

PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain Portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

20	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

High Yield Portfolio	0.56%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	21

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

22	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	23

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

24	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2006

                         PIMCO
                Long-Term U.S. Government         Lehman Brothers
                Portfolio Administrative        Long-Term Treasury
                         Class                         Index
                -------------------------       ------------------
04/30/1999            $10,000                          $10,000
05/31/1999              9,882                            9,843
06/30/1999              9,766                            9,739
07/31/1999              9,730                            9,692
08/31/1999              9,672                            9,654
09/30/1999              9,758                            9,726
10/31/1999              9,754                            9,731
11/30/1999              9,686                            9,665
12/31/1999              9,572                            9,521
01/31/2000              9,680                            9,657
02/29/2000              9,944                            9,949
03/31/2000             10,257                           10,289
04/30/2000             10,164                           10,207
05/31/2000             10,119                           10,170
06/30/2000             10,372                           10,391
07/31/2000             10,582                           10,570
08/31/2000             10,837                           10,811
09/30/2000             10,719                           10,680
10/31/2000             10,933                           10,846
11/30/2000             11,270                           11,189
12/31/2000             11,605                           11,452
01/31/2001             11,660                           11,472
02/28/2001             11,886                           11,668
03/31/2001             11,831                           11,609
04/30/2001             11,488                           11,294
05/31/2001             11,513                           11,308
06/30/2001             11,609                           11,406
07/31/2001             12,079                           11,830
08/31/2001             12,366                           12,083
09/30/2001             12,503                           12,174
10/31/2001             13,117                           12,771
11/30/2001             12,517                           12,164
12/31/2001             12,285                           11,936
01/31/2002             12,479                           12,089
02/28/2002             12,701                           12,230
03/31/2002             12,176                           11,736
04/30/2002             12,675                           12,182
05/31/2002             12,736                           12,219
06/30/2002             12,945                           12,439
07/31/2002             13,333                           12,822
08/31/2002             13,864                           13,382
09/30/2002             14,351                           13,940
10/31/2002             13,912                           13,539
11/30/2002             13,842                           13,390
12/31/2002             14,446                           13,938
01/31/2003             14,368                           13,891
02/28/2003             14,793                           14,312
03/31/2003             14,608                           14,132
04/30/2003             14,780                           14,275
05/31/2003             15,578                           15,078
06/30/2003             15,351                           14,848
07/31/2003             14,062                           13,520
08/31/2003             14,286                           13,735
09/30/2003             15,106                           14,451
10/31/2003             14,728                           14,049
11/30/2003             14,813                           14,116
12/31/2003             15,009                           14,284
01/31/2004             15,245                           14,529
02/29/2004             15,593                           14,819
03/31/2004             15,865                           15,044
04/30/2004             14,957                           14,200
05/31/2004             14,856                           14,130
06/30/2004             14,984                           14,259
07/31/2004             15,276                           14,501
08/31/2004             15,858                           15,039
09/30/2004             15,949                           15,166
10/31/2004             16,170                           15,389
11/30/2004             15,765                           15,046
12/31/2004             16,145                           15,385
01/31/2005             16,472                           15,773
02/28/2005             16,222                           15,569
03/31/2005             16,121                           15,465
04/30/2005             16,646                           15,994
05/31/2005             17,070                           16,410
06/30/2005             17,290                           16,656
07/31/2005             16,792                           16,219
08/31/2005             17,315                           16,691
09/30/2005             16,767                           16,212
10/31/2005             16,447                           15,913
11/30/2005             16,550                           16,012
12/31/2005             16,912                           16,385
01/31/2006             16,803                           16,235
02/28/2006             16,865                           16,350
03/31/2006             16,302                           15,793
04/30/2006             16,029                           15,485
05/31/2006             15,975                           15,486
06/30/2006             16,046                           15,605
07/31/2006             16,387                           15,904
08/31/2006             16,828                           16,341
09/30/2006             17,076                           16,608
10/31/2006             17,207                           16,730
11/30/2006             17,536                           17,059
12/31/2006             17,107                           16,689

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	43.4%
U.S. Government Agencies	33.1%
Mortgage-Backed Securities	9.0%
Corporate Bonds & Notes	5.3%
Short-Term Instruments	4.4%
Other	4.8%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/30/99)
	PIMCO Long-Term U.S. Government Portfolio Administrative Class	1.15%	6.84%	7.25%
...	Lehman Brothers Long-Term Treasury Index±	1.85%	6.93%	6.90%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,066.11	$1,022.03
Expenses Paid During Period†	$3.28	$3.21

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.625%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

»	Maintaining above-Index duration, while the level of interest rates increased across all maturities over the twelve-month period, detracted from performance relative to the Portfolio’s benchmark.

»

The Portfolio’s emphasis on the short-term portion of the yield curve, especially the 0-1 year maturity bucket, throughout the twelve-month period ended December 31, 2006, detracted from relative performance because these rates rose the most as the yield curve flattened over the period.

»	Out-of-benchmark allocation to Agency debentures benefited performance relative to the benchmark as Agency debentures outperformed like-duration Treasuries over the twelve-month period.

»

A modest out-of-benchmark allocation to long Treasury Inflation-Protected Securities (“TIPS”) detracted from performance versus the benchmark during the twelve-month period as TIPS underperformed long-term Treasuries.

»	Long municipal bonds outperformance versus like-duration Treasuries over the twelve-month period benefited relative performance due to modest out-of-benchmark allocation to long municipal bonds.

»	A small out-of-benchmark allocation to long corporates was positive relative to the benchmark for the twelve-month period as they outperformed long-term Treasuries.

»	The performance of long maturity bonds was negatively affected by rising interest rates in 2006.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005		12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$11.00	$11.19		$11.01	$11.09	$10.27
Net investment income (a)	0.46	0.40		0.33	0.30	0.44
Net realized/unrealized gain (loss) on investments (a)	(0.34)	0.12		0.49	0.12	1.31
Total income from investment operations	0.12	0.52		0.82	0.42	1.75
Dividends from net investment income	(0.46)	(0.40)		(0.34)	(0.33)	(0.44)
Distributions from net realized capital gains	(0.23)	(0.31)		(0.30)	(0.17)	(0.49)
Total distributions	(0.69)	(0.71)		(0.64)	(0.50)	(0.93)
Net asset value end of year	$10.43	$11.00		$11.19	$11.01	$11.09
Total return	1.15%	4.75%		7.57%	3.90%	17.59%
Net assets end of year (000s)	$100,762	$89,426		$92,122	$94,003	$92,256
Ratio of expenses to average net assets	0.625%	0.65	%(c)	0.66%	0.66%	0.65	%(b)
Ratio of expenses to average net assets excluding interest expense	0.625%	0.65	%(c)	0.62%	0.62%	0.65	%(b)
Ratio of net investment income to average net assets	4.34%	3.52%		2.93%	2.72%	4.05%
Portfolio turnover rate	785%	533%		237%	619%	586%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.

(c) Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$114,735
Cash	2
Receivable for investments sold	2,920
Receivable for investments sold on a delayed-delivery basis	7,468
Interest and dividends receivable	1,075
Swap premiums paid	140
Unrealized appreciation on swap agreements	396
126,736

Liabilities:
Payable for investments purchased	$2,163
Payable for investments purchased on a delayed-delivery basis	20,747
Payable for Portfolio shares redeemed	1
Payable for short sales	2,014
Written options outstanding	156
Accrued investment advisory fee	21
Accrued administration fee	23
Accrued servicing fee	12
Variation margin payable	37
Swap premiums received	163
Unrealized depreciation on swap agreements	194
25,531

Net Assets	$101,205

Net Assets Consist of:
Paid in capital	$104,334
Undistributed net investment income	63
Accumulated undistributed net realized (loss)	(2,759)
Net unrealized (depreciation)	(433)
$101,205

Net Assets:
Institutional Class	$443
Administrative Class	100,762

Shares Issued and Outstanding:
Institutional Class	42
Administrative Class	9,662

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.43
Administrative Class	10.43

Cost of Investments Owned	$114,978
Proceeds Received on Short Sales	$2,021
Premiums Received on Written Options	$223

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$4,369
Total Income	4,369

Expenses:
Investment advisory fees	198
Administration fees	220
Distribution and/or servicing fees – Administrative Class	131
Trustees’ fees	1
Total Expenses	550

Net Investment Income	3,819

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,566)
Net realized (loss) on futures contracts, options and swaps	(209)
Net change in unrealized (depreciation) on investments	(744)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(488)
Net (Loss)	(3,007)

Net Increase in Net Assets Resulting from Operations	$812

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,819	$3,214
Net realized gain (loss)	(1,775)	2,492
Net change in unrealized (depreciation)	(1,232)	(1,461)
Net increase resulting from operations	812	4,245

Distributions to Shareholders:
From net investment income
Institutional Class	(23)	(13)
Administrative Class	(3,800)	(3,237)
From net realized capital gains
Institutional Class	(7)	(11)
Administrative Class	(2,110)	(2,439)

Total Distributions	(5,940)	(5,700)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	495	261
Administrative Class	23,572	6,964
Issued as reinvestment of distributions
Institutional Class	30	24
Administrative Class	5,909	5,676
Cost of shares redeemed
Institutional Class	(467)	(195)
Administrative Class	(13,023)	(13,891)
Net increase (decrease) resulting from Portfolio share transactions	16,516	(1,161)

Total Increase (Decrease) in Net Assets	11,388	(2,616)

Net Assets:
Beginning of period	89,817	92,433
End of period*	$101,205	$89,817

*Including undistributed net investment income of:	$63	$70

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 6.0%

BANKING & FINANCE 5.2%
Allstate Life Global Funding Trusts
5.437% due 01/25/2008	$200	$200

Bank of America N.A.
5.361% due 12/18/2008	1,300	1,300

CIT Group, Inc.
5.493% due 08/17/2009	300	300

Citigroup, Inc.
5.416% due 01/30/2009	600	601

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036	200	207

Lehman Brothers Holdings, Inc.
5.464% due 01/23/2009	1,400	1,403

Pricoa Global Funding I
5.457% due 01/25/2008	200	200

U.S. Trade Funding Corp.
4.260% due 11/15/2014	701	683

Wells Fargo & Co.
5.426% due 03/23/2010	400	401

		5,295

INDUSTRIALS 0.5%
DaimlerChrysler N.A. Holding Corp.
5.790% due 03/13/2009	400	401

Walt Disney Co.
5.453% due 09/10/2009	100	100

		501

UTILITIES 0.3%
Verizon Global Funding Corp.
5.504% due 08/15/2007	300	300

Total Corporate Bonds & Notes (Cost $6,100)		6,096

U.S. GOVERNMENT AGENCIES 37.5%
Fannie Mae
4.438% due 01/01/2033	110	110
4.500% due 06/25/2019 - 09/01/2035	670	627
5.000% due 11/01/2019 - 08/25/2033	791	744
5.250% due 06/15/2008	11,100	11,126
5.375% due 02/25/2022	150	143
5.430% due 07/25/2035	300	300
5.500% due 12/25/2035	110	107
5.800% due 02/09/2026	500	496
5.825% due 08/25/2021	24	24
5.975% due 08/25/2022	12	13
6.000% due 01/01/2037	1,253	1,262
6.080% due 09/01/2028	64	71
6.250% due 04/25/2032	32	33
6.275% due 04/25/2021	17	17
6.500% due 07/25/2031	571	590

Farmer Mac
7.277% due 07/25/2011	150	150

Federal Farm Credit Bank
5.150% due 03/25/2020	250	249

Federal Home Loan Bank
4.000% due 07/14/2008	1,000	983
5.120% due 01/10/2013	5,000	4,922
6.000% due 02/12/2021	50	54
6.125% due 06/08/2018	80	87

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Federal Housing Administration
6.896% due 07/01/2020	$406	$407

Financing Corp.
10.700% due 10/06/2017	650	952

Freddie Mac
4.500% due 05/15/2025	1,000	911
5.000% due 03/18/2014 - 09/15/2035	2,000	1,887
5.400% due 03/17/2021	1,000	990
5.500% due 08/15/2030 - 06/15/2034	1,001	986
5.625% due 11/23/2035	900	870
5.750% due 01/15/2033	106	107
5.958% due 10/25/2044	200	201
6.000% due 05/15/2036	3,107	3,083
6.075% due 02/15/2027	19	19
6.375% due 02/15/2021	23	23
7.000% due 07/15/2023 - 12/01/2031	83	86
8.250% due 06/01/2016	350	429

Government National Mortgage Association
5.500% due 08/20/2030 - 01/20/2036	547	526
6.000% due 08/20/2033	1,221	1,233

Overseas Private Investment Corp.
4.736% due 03/15/2022	400	382
5.140% due 08/15/2007	362	362

Private Export Funding Corp.
5.000% due 12/15/2016	500	500

Small Business Administration
5.240% due 08/01/2023	828	831

Tennessee Valley Authority
5.375% due 04/01/2056	1,000	1,022

Total U.S. Government Agencies (Cost $37,577)		37,915

U.S. TREASURY OBLIGATIONS 49.2%
Treasury Inflation Protected Securities (b)
2.000% due 01/15/2026	407	383
2.375% due 01/15/2025	321	319
3.375% due 01/15/2007 (d)	2,484	2,481
3.625% due 01/15/2008	1,624	1,642

U.S. Treasury Bonds
5.375% due 02/15/2031	6,000	6,429
6.000% due 02/15/2026	8,600	9,756
6.250% due 08/15/2023	8,500	9,786

U.S. Treasury Strips (i)
0.000% due 08/15/2019	15,400	8,359
0.000% due 02/15/2033	1,700	485
0.000% due 02/15/2036	40,000	10,136

Total U.S. Treasury Obligations (Cost $50,363)		49,776

MORTGAGE-BACKED SECURITIES 10.2%
Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	880	867
4.781% due 01/25/2034	85	84
5.056% due 04/25/2033	560	561
5.287% due 04/25/2033	150	150

Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,195	1,126
5.530% due 05/25/2035	242	242

Countrywide Home Loan Mortgage Pass-Through Trust
5.670% due 03/25/2035	417	418
5.690% due 06/25/2035	2,915	2,911

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CS First Boston Mortgage Securities Corp.
5.900% due 04/25/2033	$18	$18
7.387% due 11/25/2032	18	18

First Republic Mortgage Loan Trust
5.700% due 11/15/2031	266	267

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	201	201

Impac CMB Trust
5.249% due 09/25/2034	725	719

LB-UBS Commercial Mortgage Trust
2.720% due 03/15/2027	491	480

MASTR Asset Securitization Trust
5.500% due 09/25/2033	445	438

Residential Accredit Loans, Inc.
5.750% due 01/25/2033	50	51
5.750% due 03/25/2033	104	105

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	99	99

Sequoia Mortgage Trust
5.700% due 07/20/2033	480	481

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	426	426
5.770% due 10/19/2033	136	136

Washington Mutual MSC Mortgage Pass-Through Certificates
5.390% due 02/25/2033	31	31
6.648% due 02/25/2031	30	30
6.944% due 02/25/2033	17	17
7.283% due 05/25/2033	22	22

Washington Mutual, Inc.
5.580% due 04/25/2045	196	197
5.777% due 10/25/2046	235	237

Total Mortgage-Backed Securities (Cost $10,332)		10,332

ASSET-BACKED SECURITIES 5.4%
Argent Securities, Inc.
5.370% due 10/25/2036	445	445
5.420% due 04/25/2036	474	474

Bear Stearns Asset-Backed Securities, Inc.
5.850% due 11/25/2042	246	247

Chase Funding Mortgage Loan Asset-Backed Certificates
5.850% due 10/25/2031	19	19

Fremont Home Loan Trust
5.370% due 10/25/2036	872	874

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	300	299

LA Arena Funding LLC
7.656% due 12/15/2026	86	93

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	500	501

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	500	500

Morgan Stanley Capital I
5.470% due 02/25/2036	300	300

Peco Energy Transition Trust
6.130% due 03/01/2009	1	1

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Renaissance Home Equity Loan Trust
5.790% due 08/25/2033	$16	$16
5.850% due 12/25/2033	81	81

Residential Asset Mortgage Products, Inc.
5.430% due 02/25/2036	519	520

Residential Asset Securities Corp.
5.720% due 01/25/2033	79	79

SLM Student Loan Trust
5.487% due 04/25/2017	183	183

SMS Student Loan Trust
5.604% due 10/27/2025	58	58

Specialty Underwriting & Residential Finance
5.690% due 01/25/2034	12	12

Structured Asset Securities Corp.
5.480% due 12/25/2035	384	384
5.610% due 01/25/2033	22	22

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	300	300

Whole Auto Loan Trust
3.040% due 04/15/2009	47	47

Total Asset-Backed Securities (Cost $5,458)		5,455

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 5.0%

CERTIFICATES OF DEPOSIT 0.5%
Countrywide Bank N.A.
5.350% due 04/25/2007	$500	$500

COMMERCIAL PAPER 1.0%
Federal Home Loan Bank
4.800% due 01/02/2007	1,000	1,000

REPURCHASE AGREEMENTS 2.3%
Lehman Brothers, Inc.
4.850% due 01/02/2007	1,000	1,000
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,028. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	1,378	1,378
(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,408. Repurchase proceeds are $1,379.)

		2,378

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 1.2%
4.802% due 03/01/2007 - 03/15/2007 (a)(d)	$1,226	$1,213

Total Short-Term Instruments (Cost $5,092)		5,091

Purchased Options (f) 0.1% (Cost $56)		70

Total Investments (c) 113.4% (Cost $114,978)		$114,735

Written Options (g) (0.2%) (Premiums $223)		(156)

Other Assets and Liabilities (Net) (13.2%)		(13,374)

Net Assets 100.0%		$101,205

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $2,478 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $1,156 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2008	228	$(90)
90-Day Eurodollar September Futures	Long	09/2008	145	(43)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	119	(67)
U.S. Treasury 10-Year Note March Futures	Short	03/2007	25	31
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	124	(296)

				$(465)

(e) Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	06/20/2017	$17,300	$396
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2012	17,700	(194)

						$202

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CME 90-Day Eurodollar December Futures	$95.500	12/17/2007	21	$8	$7
Call - CME 90-Day Eurodollar December Futures	96.250	12/17/2007	43	5	3
Put - CME 90-Day Eurodollar December Futures	94.500	12/17/2007	21	7	4
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	15	0	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	20	0	0

				$20	$14

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007	$3,300	$16	$32
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007	3,800	20	24

							$36	$56

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	22	$12	$2
Call - CME 90-Day Eurodollar December Futures	95.250	12/17/2007	43	28	21
Call - CME 90-Day Eurodollar March Futures	94.750	03/19/2007	21	4	2
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	22	6	11
Put - CME 90-Day Eurodollar March Futures	94.750	03/19/2007	21	8	5

				$58	$41

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	$700	$14	$4
Put - OTC 7-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	700	16	8
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	1,500	33	10
Put - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	1,500	36	17
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.500%	05/02/2008	700	14	5
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.500%	05/02/2008	700	17	8
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007	1,400	15	35
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007	1,600	20	28

							$165	$115

(h) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.000%	01/01/2037	$2,000	$2,021	$2,014

(i) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	11

Notes to Financial Statements

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

12	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(g) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(h) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(i) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(j) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

14	PIMCO Variable Insurance Trust

December 31, 2006

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$781,450	$782,935	$11,633	$4,682

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	92	$5,800	$170
Sales	443	10,900	624
Closing Buys	0	(7,900)	(458)
Expirations	(374)	0	(100)
Exercised	(32)	0	(13)
Balance at 12/31/2006	129	$8,800	$223

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 63	$ 0	$ (379)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral (3)
$ 0	$ (1,846)	$ (967)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 115,380	$ 606	$ (1,251)	$ (645)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 4,972	$ 968	$ 0
12/31/2005	3,950	1,750	0

(5) Includes short-term capital gains, if any, distributed.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	47	$495	23	$261
Administrative Class	2,211	23,572	612	6,964
Issued as reinvestment of distributions
Institutional Class	3	30	2	24
Administrative Class	560	5,909	510	5,676
Cost of shares redeemed
Institutional Class	(44)	(467)	(17)	(195)
Administrative Class	(1234)	(13,023)	(1227)	(13,891)
Net increase (decrease) resulting from Portfolio share transactions	1,543	$16,516	(97)	$(1,161)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	96
Administrative Class	4	93

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings.

16	PIMCO Variable Insurance Trust

December 31, 2006

Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

18	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	19

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	21

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

22	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Long-Term U.S. Government Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2006

                  PIMCO Long-Term U.S. Government     Lehman Brothers Long-Term
                    Portfolio Institutional Class           Treasury Index
                    -----------------------------           --------------
  04/30/2000                   $10,000                          $10,000
  05/31/2000                     9,957                            9,964
  06/30/2000                    10,207                           10,180
  07/31/2000                    10,414                           10,355
  08/31/2000                    10,668                           10,591
  09/30/2000                    10,552                           10,463
  10/31/2000                    10,765                           10,626
  11/30/2000                    11,097                           10,962
  12/31/2000                    11,429                           11,220
  01/31/2001                    11,485                           11,239
  02/28/2001                    11,708                           11,431
  03/31/2001                    11,657                           11,374
  04/30/2001                    11,320                           11,065
  05/31/2001                    11,346                           11,079
  06/30/2001                    11,443                           11,174
  07/31/2001                    11,908                           11,590
  08/31/2001                    12,192                           11,838
  09/30/2001                    12,328                           11,927
  10/31/2001                    12,935                           12,512
  11/30/2001                    12,346                           11,918
  12/31/2001                    12,118                           11,694
  01/31/2002                    12,311                           11,844
  02/28/2002                    12,532                           11,982
  03/31/2002                    12,016                           11,498
  04/30/2002                    12,509                           11,935
  05/31/2002                    12,572                           11,972
  06/30/2002                    12,779                           12,187
  07/31/2002                    13,164                           12,562
  08/31/2002                    13,690                           13,111
  09/30/2002                    14,173                           13,657
  10/31/2002                    13,741                           13,265
  11/30/2002                    13,674                           13,118
  12/31/2002                    14,272                           13,656
  01/31/2003                    14,197                           13,609
  02/28/2003                    14,618                           14,021
  03/31/2003                    14,437                           13,845
  04/30/2003                    14,609                           13,986
  05/31/2003                    15,400                           14,772
  06/30/2003                    15,178                           14,547
  07/31/2003                    13,905                           13,246
  08/31/2003                    14,128                           13,457
  09/30/2003                    14,941                           14,158
  10/31/2003                    14,569                           13,764
  11/30/2003                    14,655                           13,830
  12/31/2003                    14,850                           13,995
  01/31/2004                    15,086                           14,235
  02/29/2004                    15,433                           14,518
  03/31/2004                    15,703                           14,739
  04/30/2004                    14,807                           13,912
  05/31/2004                    14,708                           13,844
  06/30/2004                    14,837                           13,970
  07/31/2004                    15,128                           14,207
  08/31/2004                    15,706                           14,734
  09/30/2004                    15,798                           14,858
  10/31/2004                    16,019                           15,077
  11/30/2004                    15,620                           14,741
  12/31/2004                    15,998                           15,073
  01/31/2005                    16,324                           15,453
  02/28/2005                    16,078                           15,254
  03/31/2005                    15,980                           15,152
  04/30/2005                    16,503                           15,670
  05/31/2005                    16,925                           16,077
  06/30/2005                    17,145                           16,318
  07/31/2005                    16,653                           15,890
  08/31/2005                    17,175                           16,352
  09/30/2005                    16,633                           15,883
  10/31/2005                    16,318                           15,590
  11/30/2005                    16,422                           15,688
  12/31/2005                    16,783                           16,053
  01/31/2006                    16,677                           15,906
  02/28/2006                    16,740                           16,019
  03/31/2006                    16,184                           15,472
  04/30/2006                    15,914                           15,171
  05/31/2006                    15,863                           15,172
  06/30/2006                    15,935                           15,289
  07/31/2006                    16,276                           15,582
  08/31/2006                    16,716                           16,010
  09/30/2006                    16,965                           16,271
  10/31/2006                    17,097                           16,391
  11/30/2006                    17,426                           16,713
  12/31/2006                    17,002                           16,350

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Treasury Obligations	43.4%
U.S. Government Agencies	33.1%
Mortgage-Backed Securities	9.0%
Corporate Bonds & Notes	5.3%
Short-Term Instruments	4.4%
Other	4.8%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Long-Term U.S. Government Portfolio Institutional Class	1.30%	7.00%	7.78%
....	Lehman Brothers Long-Term Treasury Index±	1.85%	6.93%	7.43%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,066.88	$1,022.79
Expenses Paid During Period†	$2.50	$2.45

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.475%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

»	Maintaining above-Index duration, while the level of interest rates increased across all maturities over the twelve-month period, detracted from performance relative to the Portfolio’s benchmark.

»

The Portfolio’s emphasis on the short-term portion of the yield curve, especially the 0-1 year maturity bucket, throughout the twelve-month period ended December 31, 2006, detracted from relative performance because these rates rose the most as the yield curve flattened over the period.

»	Out-of-benchmark allocation to Agency debentures benefited performance relative to the benchmark as Agency debentures outperformed like-duration Treasuries over the twelve-month period.

»

A modest out-of-benchmark allocation to long Treasury Inflation-Protected Securities (“TIPS”) detracted from performance versus the benchmark during the twelve-month period as TIPS underperformed long-term Treasuries.

»	Long municipal bonds outperformance versus like-duration Treasuries over the twelve-month period benefited relative performance due to modest out-of-benchmark allocation to long municipal bonds.

»	A small out-of-benchmark allocation to long corporates was positive relative to the benchmark for the twelve-month period as they outperformed long-term Treasuries.

»	The performance of long maturity bonds was negatively affected by rising interest rates in 2006.

4	PIMCO Variable Insurance Trust

Financial Highlights  Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005		12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$11.00	$11.19		$11.01	$11.09	$10.27
Net investment income (a)	0.49	0.42		0.36	0.32	0.46
Net realized/unrealized gain (loss) on investments (a)	(0.35)	0.12		0.48	0.12	1.31
Total income from investment operations	0.14	0.54		0.84	0.44	1.77
Dividends from net investment income	(0.48)	(0.42)		(0.36)	(0.35)	(0.46)
Distributions from net realized capital gains	(0.23)	(0.31)		(0.30)	(0.17)	(0.49)
Total distributions	(0.71)	(0.73)		(0.66)	(0.52)	(0.95)
Net asset value end of year	$10.43	$11.00		$11.19	$11.01	$11.09
Total return	1.30%	4.90%		7.73%	4.05%	17.77%
Net assets end of year (000s)	$443	$391		$311	$13	$13
Ratio of expenses to average net assets	0.475%	0.50	%(c)	0.50%	0.51%	0.50	%(b)
Ratio of expenses to average net assets excluding interest expense	0.475%	0.50	%(c)	0.50%	0.50%	0.50	%(b)
Ratio of net investment income to average net assets	4.61%	3.75%		3.22%	2.85%	4.22%
Portfolio turnover rate	785%	533%		237%	619%	586%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

(c) Effective October 31, 2005, the advisory fee was reduced to 0.225%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$114,735
Cash	2
Receivable for investments sold	2,920
Receivable for investments sold on a delayed-delivery basis	7,468
Interest and dividends receivable	1,075
Swap premiums paid	140
Unrealized appreciation on swap agreements	396
126,736

Liabilities:
Payable for investments purchased	$2,163
Payable for investments purchased on a delayed-delivery basis	20,747
Payable for Portfolio shares redeemed	1
Payable for short sales	2,014
Written options outstanding	156
Accrued investment advisory fee	21
Accrued administration fee	23
Accrued servicing fee	12
Variation margin payable	37
Swap premiums received	163
Unrealized depreciation on swap agreements	194
25,531

Net Assets	$101,205

Net Assets Consist of:
Paid in capital	$104,334
Undistributed net investment income	63
Accumulated undistributed net realized (loss)	(2,759)
Net unrealized (depreciation)	(433)
$101,205

Net Assets:
Institutional Class	$443
Administrative Class	100,762

Shares Issued and Outstanding:
Institutional Class	42
Administrative Class	9,662

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.43
Administrative Class	10.43

Cost of Investments Owned	$114,978
Proceeds Received on Short Sales	$2,021
Premiums Received on Written Options	$223

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$4,369
Total Income	4,369

Expenses:
Investment advisory fees	198
Administration fees	220
Distribution and/or servicing fees – Administrative Class	131
Trustees’ fees	1
Total Expenses	550

Net Investment Income	3,819

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,566)
Net realized (loss) on futures contracts, options and swaps	(209)
Net change in unrealized (depreciation) on investments	(744)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(488)
Net (Loss)	(3,007)

Net Increase in Net Assets Resulting from Operations	$812

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,819	$3,214
Net realized gain (loss)	(1,775)	2,492
Net change in unrealized (depreciation)	(1,232)	(1,461)
Net increase resulting from operations	812	4,245

Distributions to Shareholders:
From net investment income
Institutional Class	(23)	(13)
Administrative Class	(3,800)	(3,237)
From net realized capital gains
Institutional Class	(7)	(11)
Administrative Class	(2,110)	(2,439)

Total Distributions	(5,940)	(5,700)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	495	261
Administrative Class	23,572	6,964
Issued as reinvestment of distributions
Institutional Class	30	24
Administrative Class	5,909	5,676
Cost of shares redeemed
Institutional Class	(467)	(195)
Administrative Class	(13,023)	(13,891)
Net increase (decrease) resulting from Portfolio share transactions	16,516	(1,161)

Total Increase (Decrease) in Net Assets	11,388	(2,616)

Net Assets:
Beginning of period	89,817	92,433
End of period*	$101,205	$89,817

*Including undistributed net investment income of:	$63	$70

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Long-Term U.S. Government Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 6.0%

BANKING & FINANCE 5.2%
Allstate Life Global Funding Trusts
5.437% due 01/25/2008	$200	$200

Bank of America N.A.
5.361% due 12/18/2008	1,300	1,300

CIT Group, Inc.
5.493% due 08/17/2009	300	300

Citigroup, Inc.
5.416% due 01/30/2009	600	601

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036	200	207

Lehman Brothers Holdings, Inc.
5.464% due 01/23/2009	1,400	1,403

Pricoa Global Funding I
5.457% due 01/25/2008	200	200

U.S. Trade Funding Corp.
4.260% due 11/15/2014	701	683

Wells Fargo & Co.
5.426% due 03/23/2010	400	401

		5,295

INDUSTRIALS 0.5%
DaimlerChrysler N.A. Holding Corp.
5.790% due 03/13/2009	400	401

Walt Disney Co.
5.453% due 09/10/2009	100	100

		501

UTILITIES 0.3%
Verizon Global Funding Corp.
5.504% due 08/15/2007	300	300

Total Corporate Bonds & Notes (Cost $6,100)		6,096

U.S. GOVERNMENT AGENCIES 37.5%
Fannie Mae
4.438% due 01/01/2033	110	110
4.500% due 06/25/2019 - 09/01/2035	670	627
5.000% due 11/01/2019 - 08/25/2033	791	744
5.250% due 06/15/2008	11,100	11,126
5.375% due 02/25/2022	150	143
5.430% due 07/25/2035	300	300
5.500% due 12/25/2035	110	107
5.800% due 02/09/2026	500	496
5.825% due 08/25/2021	24	24
5.975% due 08/25/2022	12	13
6.000% due 01/01/2037	1,253	1,262
6.080% due 09/01/2028	64	71
6.250% due 04/25/2032	32	33
6.275% due 04/25/2021	17	17
6.500% due 07/25/2031	571	590

Farmer Mac
7.277% due 07/25/2011	150	150

Federal Farm Credit Bank
5.150% due 03/25/2020	250	249

Federal Home Loan Bank
4.000% due 07/14/2008	1,000	983
5.120% due 01/10/2013	5,000	4,922
6.000% due 02/12/2021	50	54
6.125% due 06/08/2018	80	87

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Federal Housing Administration
6.896% due 07/01/2020	$406	$407

Financing Corp.
10.700% due 10/06/2017	650	952

Freddie Mac
4.500% due 05/15/2025	1,000	911
5.000% due 03/18/2014 - 09/15/2035	2,000	1,887
5.400% due 03/17/2021	1,000	990
5.500% due 08/15/2030 - 06/15/2034	1,001	986
5.625% due 11/23/2035	900	870
5.750% due 01/15/2033	106	107
5.958% due 10/25/2044	200	201
6.000% due 05/15/2036	3,107	3,083
6.075% due 02/15/2027	19	19
6.375% due 02/15/2021	23	23
7.000% due 07/15/2023 - 12/01/2031	83	86
8.250% due 06/01/2016	350	429

Government National Mortgage Association
5.500% due 08/20/2030 - 01/20/2036	547	526
6.000% due 08/20/2033	1,221	1,233

Overseas Private Investment Corp.
4.736% due 03/15/2022	400	382
5.140% due 08/15/2007	362	362

Private Export Funding Corp.
5.000% due 12/15/2016	500	500

Small Business Administration
5.240% due 08/01/2023	828	831

Tennessee Valley Authority
5.375% due 04/01/2056	1,000	1,022

Total U.S. Government Agencies (Cost $37,577)		37,915

U.S. TREASURY OBLIGATIONS 49.2%
Treasury Inflation Protected Securities (b)
2.000% due 01/15/2026	407	383
2.375% due 01/15/2025	321	319
3.375% due 01/15/2007 (d)	2,484	2,481
3.625% due 01/15/2008	1,624	1,642

U.S. Treasury Bonds
5.375% due 02/15/2031	6,000	6,429
6.000% due 02/15/2026	8,600	9,756
6.250% due 08/15/2023	8,500	9,786

U.S. Treasury Strips (i)
0.000% due 08/15/2019	15,400	8,359
0.000% due 02/15/2033	1,700	485
0.000% due 02/15/2036	40,000	10,136

Total U.S. Treasury Obligations (Cost $50,363)		49,776

MORTGAGE-BACKED SECURITIES 10.2%
Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	880	867
4.781% due 01/25/2034	85	84
5.056% due 04/25/2033	560	561
5.287% due 04/25/2033	150	150

Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,195	1,126
5.530% due 05/25/2035	242	242

Countrywide Home Loan Mortgage Pass-Through Trust
5.670% due 03/25/2035	417	418
5.690% due 06/25/2035	2,915	2,911

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CS First Boston Mortgage Securities Corp.
5.900% due 04/25/2033	$18	$18
7.387% due 11/25/2032	18	18

First Republic Mortgage Loan Trust
5.700% due 11/15/2031	266	267

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	201	201

Impac CMB Trust
5.249% due 09/25/2034	725	719

LB-UBS Commercial Mortgage Trust
2.720% due 03/15/2027	491	480

MASTR Asset Securitization Trust
5.500% due 09/25/2033	445	438

Residential Accredit Loans, Inc.
5.750% due 01/25/2033	50	51
5.750% due 03/25/2033	104	105

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	99	99

Sequoia Mortgage Trust
5.700% due 07/20/2033	480	481

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	426	426
5.770% due 10/19/2033	136	136

Washington Mutual MSC Mortgage Pass-Through Certificates
5.390% due 02/25/2033	31	31
6.648% due 02/25/2031	30	30
6.944% due 02/25/2033	17	17
7.283% due 05/25/2033	22	22

Washington Mutual, Inc.
5.580% due 04/25/2045	196	197
5.777% due 10/25/2046	235	237

Total Mortgage-Backed Securities (Cost $10,332)		10,332

ASSET-BACKED SECURITIES 5.4%
Argent Securities, Inc.
5.370% due 10/25/2036	445	445
5.420% due 04/25/2036	474	474

Bear Stearns Asset-Backed Securities, Inc.
5.850% due 11/25/2042	246	247

Chase Funding Mortgage Loan Asset-Backed Certificates
5.850% due 10/25/2031	19	19

Fremont Home Loan Trust
5.370% due 10/25/2036	872	874

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	300	299

LA Arena Funding LLC
7.656% due 12/15/2026	86	93

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	500	501

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	500	500

Morgan Stanley Capital I
5.470% due 02/25/2036	300	300

Peco Energy Transition Trust
6.130% due 03/01/2009	1	1

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Renaissance Home Equity Loan Trust
5.790% due 08/25/2033	$16	$16
5.850% due 12/25/2033	81	81

Residential Asset Mortgage Products, Inc.
5.430% due 02/25/2036	519	520

Residential Asset Securities Corp.
5.720% due 01/25/2033	79	79

SLM Student Loan Trust
5.487% due 04/25/2017	183	183

SMS Student Loan Trust
5.604% due 10/27/2025	58	58

Specialty Underwriting & Residential Finance
5.690% due 01/25/2034	12	12

Structured Asset Securities Corp.
5.480% due 12/25/2035	384	384
5.610% due 01/25/2033	22	22

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	300	300

Whole Auto Loan Trust
3.040% due 04/15/2009	47	47

Total Asset-Backed Securities (Cost $5,458)		5,455

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 5.0%

CERTIFICATES OF DEPOSIT 0.5%
Countrywide Bank N.A.
5.350% due 04/25/2007	$500	$500

COMMERCIAL PAPER 1.0%
Federal Home Loan Bank
4.800% due 01/02/2007	1,000	1,000

REPURCHASE AGREEMENTS 2.3%
Lehman Brothers, Inc.
4.850% due 01/02/2007	1,000	1,000
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,028. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	1,378	1,378
(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $1,408. Repurchase proceeds are $1,379.)

		2,378

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. TREASURY BILLS 1.2%
4.802% due 03/01/2007 - 03/15/2007 (a)(d)	$1,226	$1,213

Total Short-Term Instruments (Cost $5,092)		5,091

Purchased Options (f) 0.1% (Cost $56)		70

Total Investments (c) 113.4% (Cost $114,978)		$114,735

Written Options (g) (0.2%) (Premiums $223)		(156)

Other Assets and Liabilities (Net) (13.2%)		(13,374)

Net Assets 100.0%		$101,205

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $2,478 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $1,156 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2008	228	$(90)
90-Day Eurodollar September Futures	Long	09/2008	145	(43)
U.S. Treasury 5-Year Note March Futures	Long	03/2007	119	(67)
U.S. Treasury 10-Year Note March Futures	Short	03/2007	25	31
U.S. Treasury 20-Year Bond March Futures	Long	03/2007	124	(296)

				$(465)

(e) Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland Group PLC	3-month USD-LIBOR	Receive	5.000%	06/20/2017	$17,300	$396
UBS AG	3-month USD-LIBOR	Pay	5.000%	06/20/2012	17,700	(194)

						$202

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CME 90-Day Eurodollar December Futures	$95.500	12/17/2007	21	$8	$7
Call - CME 90-Day Eurodollar December Futures	96.250	12/17/2007	43	5	3
Put - CME 90-Day Eurodollar December Futures	94.500	12/17/2007	21	7	4
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	15	0	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	20	0	0

				$20	$14

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-month USD-LIBOR	Pay	5.500%	06/30/2007	$3,300	$16	$32
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-month USD-LIBOR	Pay	5.250%	07/02/2007	3,800	20	24

							$36	$56

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	22	$12	$2
Call - CME 90-Day Eurodollar December Futures	95.250	12/17/2007	43	28	21
Call - CME 90-Day Eurodollar March Futures	94.750	03/19/2007	21	4	2
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	22	6	11
Put - CME 90-Day Eurodollar March Futures	94.750	03/19/2007	21	8	5

				$58	$41

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	3-month USD-LIBOR	Receive	4.500%	05/02/2008	$700	$14	$4
Put - OTC 7-Year Interest Rate Swap	Bank of America	3-month USD-LIBOR	Pay	5.500%	05/02/2008	700	16	8
Call - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-month USD-LIBOR	Receive	4.500%	05/02/2008	1,500	33	10
Put - OTC 7-Year Interest Rate Swap	JPMorgan Chase & Co.	3-month USD-LIBOR	Pay	5.500%	05/02/2008	1,500	36	17
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-month USD-LIBOR	Receive	4.500%	05/02/2008	700	14	5
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-month USD-LIBOR	Pay	5.500%	05/02/2008	700	17	8
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-month USD-LIBOR	Receive	5.600%	06/29/2007	1,400	15	35
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-month USD-LIBOR	Receive	5.370%	07/02/2007	1,600	20	28

							$165	$115

(h) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	6.000%	01/01/2037	$2,000	$2,021	$2,014

(i) Principal only security.

See Accompanying Notes	Annual Report	December 31, 2006	11

Notes to Financial Statements

1.  ORGANIZATION

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

12	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(g) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(h) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(i) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(j) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises   Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the

14	PIMCO Variable Insurance Trust

December 31, 2006

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$781,450	$782,935	$11,633	$4,682

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	92	$5,800	$170
Sales	443	10,900	624
Closing Buys	0	(7,900)	(458)
Expirations	(374)	0	(100)
Exercised	(32)	0	(13)
Balance at 12/31/2006	129	$8,800	$223

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 63	$ 0	$ (379)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post- October Deferral (3)
$ 0	$ (1,846)	$ (967)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$ 115,380	$ 606	$ (1,251)	$ (645)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 4,972	$ 968	$ 0
12/31/2005	3,950	1,750	0

(5) Includes short-term capital gains, if any, distributed.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	47	$495	23	$261
Administrative Class	2,211	23,572	612	6,964
Issued as reinvestment of distributions
Institutional Class	3	30	2	24
Administrative Class	560	5,909	510	5,676
Cost of shares redeemed
Institutional Class	(44)	(467)	(17)	(195)
Administrative Class	(1234)	(13,023)	(1227)	(13,891)
Net increase (decrease) resulting from Portfolio share transactions	1,543	$16,516	(97)	$(1,161)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	96
Administrative Class	4	93

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings.

16	PIMCO Variable Insurance Trust

December 31, 2006

Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

18	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	19

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	21

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

22	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2006

                            PIMCO
                   Low Duration Portfolio      Merrill Lynch 1-3 Year
                    Administrative Class        U.S. Treasury Index
                   ----------------------      ----------------------
02/28/1999              $10,000                     $10,000
03/31/1999               10,082                      10,070
04/30/1999               10,151                      10,102
05/31/1999               10,116                      10,095
06/30/1999               10,164                      10,127
07/31/1999               10,165                      10,159
08/31/1999               10,162                      10,188
09/30/1999               10,243                      10,255
10/31/1999               10,293                      10,282
11/30/1999               10,303                      10,301
12/31/1999               10,292                      10,316
01/31/2000               10,290                      10,312
02/29/2000               10,308                      10,381
03/31/2000               10,386                      10,445
04/30/2000               10,406                      10,472
05/31/2000               10,432                      10,516
06/30/2000               10,584                      10,625
07/31/2000               10,646                      10,692
08/31/2000               10,727                      10,771
09/30/2000               10,806                      10,848
10/31/2000               10,859                      10,906
11/30/2000               10,971                      11,009
12/31/2000               11,054                      11,141
01/31/2001               11,234                      11,280
02/28/2001               11,251                      11,354
03/31/2001               11,314                      11,448
04/30/2001               11,395                      11,479
05/31/2001               11,488                      11,544
06/30/2001               11,464                      11,583
07/31/2001               11,681                      11,713
08/31/2001               11,754                      11,780
09/30/2001               11,949                      11,974
10/31/2001               12,055                      12,087
11/30/2001               11,947                      12,061
12/31/2001               11,896                      12,065
01/31/2002               12,008                      12,090
02/28/2002               12,101                      12,148
03/31/2002               12,043                      12,066
04/30/2002               12,153                      12,201
05/31/2002               12,218                      12,250
06/30/2002               12,294                      12,353
07/31/2002               12,355                      12,503
08/31/2002               12,464                      12,546
09/30/2002               12,530                      12,650
10/31/2002               12,587                      12,679
11/30/2002               12,625                      12,641
12/31/2002               12,735                      12,759
01/31/2003               12,777                      12,758
02/28/2003               12,876                      12,811
03/31/2003               12,889                      12,835
04/30/2003               12,941                      12,859
05/31/2003               13,027                      12,907
06/30/2003               13,043                      12,927
07/31/2003               12,883                      12,856
08/31/2003               12,914                      12,865
09/30/2003               13,031                      12,982
10/31/2003               12,982                      12,934
11/30/2003               12,981                      12,927
12/31/2003               13,033                      13,002
01/31/2004               13,068                      13,028
02/29/2004               13,128                      13,091
03/31/2004               13,164                      13,131
04/30/2004               13,074                      13,005
05/31/2004               13,059                      12,993
06/30/2004               13,084                      12,992
07/31/2004               13,122                      13,039
08/31/2004               13,237                      13,129
09/30/2004               13,226                      13,117
10/31/2004               13,280                      13,157
11/30/2004               13,247                      13,092
12/31/2004               13,274                      13,120
01/31/2005               13,257                      13,115
02/28/2005               13,226                      13,085
03/31/2005               13,212                      13,086
04/30/2005               13,290                      13,159
05/31/2005               13,330                      13,209
06/30/2005               13,348                      13,235
07/31/2005               13,313                      13,197
08/31/2005               13,399                      13,279
09/30/2005               13,346                      13,246
10/31/2005               13,316                      13,245
11/30/2005               13,355                      13,287
12/31/2005               13,408                      13,338
01/31/2006               13,446                      13,361
02/28/2006               13,471                      13,371
03/31/2006               13,428                      13,390
04/30/2006               13,498                      13,432
05/31/2006               13,504                      13,452
06/30/2006               13,498                      13,477
07/31/2006               13,624                      13,575
08/31/2006               13,728                      13,671
09/30/2006               13,804                      13,742
10/31/2006               13,869                      13,794
11/30/2006               13,948                      13,865
12/31/2006               13,941                      13,867

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Corporate Bonds & Notes	29.6%
Short-Term Instruments	23.2%
U.S. Government Agencies	20.4%
Asset-Backed Securities	18.4%
Mortgage-Backed Securities	7.7%
Other	0.7%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (02/16/99)*
	PIMCO Low Duration Portfolio Administrative Class	3.97%	3.22%	4.26%
....	Merrill Lynch 1-3 Year Treasury Index±	3.96%	2.82%	4.26%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,032.77	$1,021.93
Expenses Paid During Period†	$3.33	$3.31

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»

Duration positioning detracted from performance. Extending duration over the benchmark early in the year detracted from returns as interest rates increased during most of the period. A downward trend in interest rates during the third quarter, however, mitigated the negative impact of longer-than-index duration.

»

The Portfolio’s emphasis on the shorter end of the yield curve, mostly through Eurodollar futures, detracted from returns as rates on short maturities rose significantly during the twelve-month period.

»

An emphasis on mortgage-backed securities benefited performance as the sector outperformed Treasuries on a like-duration basis. Security selection within the mortgage-backed securities sector further enhanced performance.

»	Corporate bonds benefited performance as this sector outperformed Treasuries and gained from continued strength in the economy and investors’ demand for higher-yielding securities.

»	Exposure to high-quality emerging markets was positive for performance as this sector benefited from continued improvement in credit fundamentals and investors’ demand for higher-yielding securities.

»	Tactical exposure to non-U.S. securities with a focus on shorter-maturity U.K. securities detracted from performance as these positions underperformed comparable U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$10.09	$10.30	$10.27	$10.23	$9.95
Net investment income (a)	0.43	0.29	0.13	0.13	0.34
Net realized/unrealized gain (loss) on investments (a)	(0.04)	(0.18)	0.06	0.11	0.35
Total income from investment operations	0.39	0.11	0.19	0.24	0.69
Dividends from net investment income	(0.42)	(0.29)	(0.13)	(0.19)	(0.35)
Distributions from net realized capital gains	0.00	(0.03)	(0.03)	(0.01)	(0.06)
Total distributions	(0.42)	(0.32)	(0.16)	(0.20)	(0.41)
Net asset value end of year	$10.06	$10.09	$10.30	$10.27	$10.23
Total return	3.97%	1.01%	1.85%	2.34%	7.05%
Net assets end of year (000s)	$764,846	$458,677	$281,711	$115,419	$19,495
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.66	%(b)
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65	%(b)
Ratio of net investment income to average net assets	4.24%	2.83%	1.24%	1.30%	3.39%
Portfolio turnover rate	200%	184%	483%	284%	339%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$844,578
Cash	4,905
Foreign currency, at value	3,598
Receivable for investments sold	2,506
Receivable for Portfolio shares sold	1,240
Interest and dividends receivable	2,954
Variation margin receivable	11
Swap premiums paid	3
Unrealized appreciation on forward foreign currency contracts	324
Unrealized appreciation on swap agreements	138
860,257

Liabilities:
Payable for investments purchased	$66,754
Payable for Portfolio shares redeemed	520
Written options outstanding	1,114
Accrued investment advisory fee	174
Accrued administration fee	174
Accrued servicing fee	92
Variation margin payable	151
Swap premiums received	12
Unrealized depreciation on forward foreign currency contracts	301
Unrealized depreciation on swap agreements	45
69,337

Net Assets	$790,920

Net Assets Consist of:
Paid in capital	$799,504
Undistributed net investment income	1,188
Accumulated undistributed net realized (loss)	(6,934)
Net unrealized (depreciation)	(2,838)
$790,920

Net Assets:
Institutional Class	$25,886
Administrative Class	764,846
Advisor Class	188

Shares Issued and Outstanding:
Institutional Class	2,573
Administrative Class	76,038
Advisor Class	19

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.06
Administrative Class	$10.06
Advisor Class	$10.06

Cost of Investments Owned	$845,160
Cost of Foreign Currency Held	$3,579
Premiums Received on Written Options	$1,000

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$30,508
Dividends	123
Miscellaneous income	15
Total Income	30,646

Expenses:
Investment advisory fees	1,573
Administration fees	1,573
Servicing fees – Administrative Class	903
Trustees’ fees	9
Total Expenses	4,058

Net Investment Income	26,588

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(297)
Net realized (loss) on futures contracts, options and swaps	(432)
Net realized gain on foreign currency transactions	347
Net change in unrealized appreciation on investments	930
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,428)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	652
Net (Loss)	(1,228)

Net Increase in Net Assets Resulting from Operations	$25,360

*Includes foreign tax withholding of $5.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$26,588	$10,648
Net realized (loss)	(382)	(3,618)
Net change in unrealized (depreciation)	(846)	(2,598)
Net increase resulting from operations	25,360	4,432

Distributions to Shareholders:
From net investment income
Institutional Class	(1,072)	(513)
Administrative Class	(25,602)	(10,349)
Advisor Class	(2)	0
From net realized capital gains
Institutional Class	0	(48)
Administrative Class	0	(1,196)
Advisor Class	0	0

Total Distributions	(26,676)	(12,106)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	11,541	10,460
Administrative Class	369,230	239,555
Advisor Class	390	0
Issued as reinvestment of distributions
Institutional Class	1,072	561
Administrative Class	25,602	11,545
Advisor Class	2	0
Cost of shares redeemed
Institutional Class	(4,778)	(4,836)
Administrative Class	(87,388)	(66,805)
Advisor Class	(204)	0
Net increase resulting from Portfolio share transactions	315,467	190,480

Total Increase in Net Assets	314,151	182,806

Net Assets:
Beginning of period	476,769	293,963
End of period*	$790,920	$476,769

*Including undistributed net investment income of:	$1,188	$781

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 31.7%

BANKING & FINANCE 24.5%
AIG Matched Funding Corp.
5.361% due 06/16/2008	$1,700	$1,721

Allstate Life Global Funding Trusts
5.406% due 03/23/2009	800	801

American Express Bank FSB
5.360% due 10/16/2008	2,000	2,001
5.410% due 10/20/2009	2,100	2,102

American Express Centurion Bank
5.350% due 05/07/2008	1,400	1,401

American Express Credit Corp.
5.350% due 06/12/2007	1,000	1,000
5.410% due 11/09/2009	1,100	1,101

American General Finance Corp.
5.406% due 03/23/2007	200	200

American International Group, Inc.
5.365% due 06/23/2008	600	600
5.400% due 06/16/2009	5,200	5,238

ANZ National International Ltd.
5.415% due 08/07/2009	1,500	1,500

Bank of America Corp.
5.375% due 06/19/2009	6,100	6,107
5.378% due 11/06/2009	900	901

Bank of Ireland
5.415% due 12/18/2009	1,120	1,119

Bear Stearns Cos., Inc.
5.454% due 03/30/2009	2,900	2,905
5.465% due 08/21/2009	300	301
5.526% due 04/29/2008	3,400	3,410

BNP Paribas
5.292% due 05/28/2008	1,200	1,200

Calabash Re II Ltd. (a)
13.746% due 01/08/2010	1,900	1,901
16.246% due 01/08/2010	1,900	1,901

Caterpillar Financial Services Corp.
5.423% due 03/10/2009	6,400	6,409
5.435% due 05/18/2009	5,480	5,490

CIT Group, Inc.
5.515% due 12/19/2008	400	401
5.524% due 08/15/2008	300	301
5.580% due 05/23/2008	4,600	4,615
5.660% due 11/03/2010	1,400	1,408

Citigroup Global Markets Holdings, Inc.
5.461% due 03/17/2009	1,800	1,803

Citigroup, Inc.
4.200% due 12/20/2007	4,100	4,057
5.406% due 12/26/2008	200	200
5.416% due 01/30/2009	1,900	1,902

DnB NORBank ASA
5.443% due 10/13/2009	8,400	8,403

Ford Motor Credit Co.
6.315% due 03/21/2007	1,800	1,800
7.200% due 06/15/2007	100	100
7.750% due 02/15/2007	400	401

Fortis Bank
5.265% due 04/28/2008	3,200	3,201

General Electric Capital Corp.
5.410% due 01/05/2009	2,500	2,503
5.430% due 10/06/2010	2,100	2,102
5.444% due 01/20/2010	1,400	1,403
5.570% due 01/08/2016	300	301

GMAC LLC
6.000% due 12/15/2011	300	299

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Goldman Sachs Group, Inc.
5.406% due 12/23/2008	$400	$400
5.455% due 12/22/2008	2,100	2,104
5.455% due 11/16/2009	600	601
5.476% due 07/29/2008	1,700	1,704
5.495% due 10/05/2007	1,600	1,602
5.704% due 07/23/2009	1,300	1,309

HBOS Treasury Services PLC
5.414% due 07/17/2009	2,200	2,203

HSBC Bank USA N.A.
5.426% due 07/28/2008	3,100	3,106
5.493% due 06/10/2009	1,400	1,405

HSBC Finance Corp.
5.490% due 09/15/2008	500	502
5.506% due 12/05/2008	1,300	1,304

John Deere Capital Corp.
5.424% due 04/15/2008	1,200	1,201
5.424% due 07/15/2008	1,400	1,401

JPMorgan Chase & Co.
5.562% due 10/02/2009	3,500	3,517

Lehman Brothers Holdings, Inc.
5.400% due 11/24/2008	1,000	1,001
5.415% due 12/23/2008	400	400
5.460% due 04/03/2009	1,700	1,703
5.475% due 08/21/2009	1,900	1,902
5.475% due 11/16/2009	800	801
5.576% due 12/23/2010	900	903
5.594% due 07/18/2011	1,000	1,003

Merrill Lynch & Co., Inc.
5.450% due 12/04/2009	1,400	1,401
5.461% due 06/16/2008	6,000	6,013

Morgan Stanley
5.485% due 02/09/2009	1,100	1,102
5.499% due 02/15/2007	1,500	1,500
5.614% due 01/22/2009	3,700	3,704
5.624% due 01/18/2011	1,500	1,506

Mystic Re Ltd.
11.670% due 12/05/2008	1,800	1,799

National Australia Bank Ltd.
5.393% due 09/11/2009	1,400	1,401

Nordea Bank Finland
5.308% due 05/28/2008	1,200	1,200

Pricoa Global Funding I
5.430% due 07/27/2009	3,700	3,704
5.450% due 06/03/2008	3,000	3,006

Royal Bank of Scotland Group PLC
5.365% due 12/21/2007	1,200	1,201
5.770% due 07/06/2012	5,900	5,906

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	3,000	3,003
5.376% due 11/20/2008	700	700
5.425% due 09/19/2008	2,800	2,805

SLM Corp.
5.517% due 07/27/2009	900	902

Societe Generale NY
5.299% due 06/30/2008	4,900	4,898
5.625% due 06/11/2007	1,200	1,200

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	1,700	1,701

Unicredito Italiano NY
5.370% due 12/03/2007	5,400	5,403
5.370% due 05/29/2008	2,200	2,201

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	1,300	1,302

Wachovia Bank N.A.
5.430% due 05/25/2010	6,000	6,007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wachovia Corp.
5.506% due 10/15/2011	$1,100	$1,102

Wells Fargo & Co.
5.393% due 03/10/2008	4,000	4,004
5.460% due 09/15/2009	2,600	2,606

Westpac Banking Corp.
5.310% due 06/06/2008	900	900

World Savings Bank FSB
5.415% due 05/08/2009	7,100	7,103

		193,861

INDUSTRIALS 4.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	206

Anadarko Petroleum Corp.
5.760% due 09/15/2009	2,200	2,211

Comcast Corp.
5.674% due 07/14/2009	1,600	1,605

CSC Holdings, Inc.
7.250% due 07/15/2008	3,500	3,548
7.875% due 12/15/2007	1,500	1,522

DaimlerChrysler N.A. Holding Corp.
5.833% due 09/10/2007	4,758	4,769

Deutsche Telekom International Finance BV
5.546% due 03/23/2009	2,500	2,506

Diageo Capital PLC
5.474% due 11/10/2008	2,600	2,603

El Paso Corp.
6.950% due 12/15/2007	1,980	2,007

FedEx Corp.
5.455% due 08/08/2007	1,300	1,302

General Electric Co.
5.393% due 12/09/2008	2,600	2,603

Hewlett-Packard Co.
5.496% due 05/22/2009	4,375	4,385

International Paper Co.
7.625% due 01/15/2007	250	250

Oracle Corp.
5.603% due 01/13/2009	1,200	1,202

Transocean, Inc.
5.566% due 09/05/2008	1,300	1,301

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	3,300	3,300

		35,320

UTILITIES 2.7%
AT&T, Inc.
5.464% due 05/15/2008	5,900	5,906

BellSouth Corp.
5.474% due 08/15/2008	5,900	5,906

Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	100

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	5,670	5,713

Telecom Italia Capital S.A.
5.984% due 07/18/2011	1,800	1,799

Telefonica Emisones SAU
5.665% due 06/19/2009	1,700	1,703

		21,127

Total Corporate Bonds & Notes (Cost $249,897)		250,308

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 21.8%
Fannie Mae
3.689% due 07/01/2034	$334	$335
4.349% due 03/01/2035	345	347
4.474% due 05/01/2035	884	879
4.496% due 05/01/2035	869	861
4.534% due 09/01/2035	1,497	1,489
4.559% due 11/01/2035	1,728	1,721
4.623% due 08/01/2035	3,586	3,543
4.666% due 07/01/2035	572	567
5.000% due 03/25/2017 - 04/25/2033	68,105	67,015
5.410% due 12/25/2036	993	996
5.470% due 03/25/2034	173	173
5.500% due 12/01/2009 - 01/01/2037	70,839	70,787
5.700% due 09/25/2042 - 03/25/2044	1,776	1,783
5.750% due 05/25/2031 - 11/25/2032	1,619	1,626
5.958% due 07/01/2042 - 06/01/2043	2,250	2,264
6.000% due 08/01/2016 - 01/01/2037	2,532	2,542
6.008% due 09/01/2041	796	805
6.158% due 09/01/2040	14	14
6.187% due 09/01/2034	88	89
6.339% due 12/01/2036	93	94
6.500% due 12/25/2042	25	26
6.722% due 11/01/2035	509	522

Federal Home Loan Bank
5.500% due 06/30/2008	3,300	3,302

Federal Housing Administration
7.430% due 10/01/2020	20	20

Freddie Mac
4.714% due 06/01/2035	2,507	2,474
4.916% due 07/01/2035	1,024	1,016
5.000% due 10/01/2018 - 07/15/2024	2,149	2,139
5.500% due 08/15/2030	6	6
5.610% due 08/25/2031	513	516
5.650% due 05/15/2036	1,100	1,101
5.700% due 12/15/2030	592	594
5.750% due 06/15/2018	209	209
5.958% due 02/25/2045	1,282	1,281
6.000% due 09/01/2016 - 01/01/2037	1,122	1,131
6.500% due 07/25/2043	185	189

Government National Mortgage Association
4.000% due 07/16/2027	170	169

Total U.S. Government Agencies (Cost $173,324)		172,625

MORTGAGE-BACKED SECURITIES 8.2%
American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,666	1,637
4.390% due 02/25/2045	658	647

Banc of America Funding Corp.
4.114% due 05/25/2035	8,102	7,918

Banc of America Mortgage Securities
6.500% due 10/25/2031	109	111

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	3,187	3,153
4.781% due 01/25/2034	142	140
5.056% due 04/25/2033	32	32
5.328% due 02/25/2033	13	13
5.451% due 04/25/2033	53	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Bear Stearns Alt-A Trust
5.390% due 05/25/2035	$1,042	$1,044
5.510% due 02/25/2034	1,900	1,901

Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035	821	815

Countrywide Alternative Loan Trust
4.500% due 06/25/2035	2,990	2,956
5.530% due 02/20/2047	1,399	1,404
5.630% due 02/25/2037	4,171	4,174
6.000% due 10/25/2033	117	115
6.500% due 06/25/2033	16	16

Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	1,295	1,289
5.500% due 01/25/2046 (a)	1,300	1,302
5.590% due 04/25/2035	670	670
5.620% due 05/25/2034	96	96

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	698	693
5.601% due 03/25/2032	9	9
5.900% due 08/25/2033	9	9
6.067% due 06/25/2032	1	1

GMAC Mortgage Corp. Loan Trust
5.008% due 11/19/2035	832	829

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	1,788	1,790
5.430% due 01/25/2047	1,700	1,700

GS Mortgage Securities Corp. II
5.450% due 06/06/2020	3,600	3,603

GSR Mortgage Loan Trust
4.540% due 09/25/2035	3,472	3,413
6.000% due 03/25/2032	3	3

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	452	453

Impac CMB Trust
5.750% due 07/25/2033	69	69
5.850% due 04/25/2034	75	75

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	906	902

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.430% due 09/15/2021	1,395	1,396

MASTR Asset Securitization Trust
5.500% due 09/25/2033	81	80

Mellon Residential Funding Corp.
5.830% due 06/15/2030	600	600

MLCC Mortgage Investors, Inc.
6.994% due 01/25/2029	128	129

Prime Mortgage Trust
5.750% due 02/25/2019	23	23
5.750% due 02/25/2034	75	76

Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018	317	299

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	1,190	1,185
5.343% due 08/25/2034	1,439	1,436
6.227% due 01/25/2035	1,076	1,085

Structured Asset Mortgage Investments, Inc.
5.630% due 02/25/2036	440	440
5.680% due 09/19/2032	20	20

Structured Asset Securities Corp.
5.450% due 09/25/2035	1,478	1,480
6.150% due 07/25/2032	1	1

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	$1,586	$1,586
5.440% due 08/25/2036	3,417	3,413

Washington Mutual, Inc.
4.816% due 10/25/2032	252	251
5.557% due 01/25/2047	900	901
5.590% due 12/25/2045	579	581
5.596% due 02/27/2034	79	79
5.640% due 10/25/2045	3,139	3,145
5.770% due 09/25/2046	1,288	1,296
5.954% due 05/25/2041	323	325
6.027% due 11/25/2042	452	454
6.227% due 06/25/2042	320	321
6.227% due 08/25/2042	117	117

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,548	1,530

Total Mortgage-Backed Securities (Cost $65,502)		65,283

ASSET-BACKED SECURITIES 19.6%
Accredited Mortgage Loan Trust
5.390% due 09/25/2036	4,472	4,475

ACE Securities Corp.
5.380% due 10/25/2036	2,011	2,012
5.460% due 10/25/2035	1,136	1,137

Ameriquest Mortgage Securities, Inc.
5.680% due 06/25/2034	781	781

Amortizing Residential Collateral Trust
5.640% due 07/25/2032	13	13

Argent Securities, Inc.
5.370% due 09/25/2036	724	725
5.410% due 05/25/2036	3,847	3,850
5.430% due 01/25/2036	1,821	1,822
5.470% due 10/25/2035	56	56
5.490% due 02/25/2036	357	357

Asset-Backed Funding Certificates
5.380% due 10/25/2036	2,017	2,018
5.380% due 01/25/2037	1,474	1,475

Asset-Backed Securities Corp. Home Equity
5.625% due 09/25/2034	1,052	1,052
7.000% due 03/15/2032	443	443

Bank One Issuance Trust
5.380% due 10/15/2009	700	700

Bear Stearns Asset-Backed Securities, Inc.
5.550% due 09/25/2034	179	179

Capital One Auto Finance Trust
5.340% due 12/14/2007	1,200	1,201

Carrington Mortgage Loan Trust
5.415% due 02/25/2036	781	781

Chase Credit Card Master Trust
5.460% due 02/15/2011	2,300	2,307

Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	910	910

CIT Group Home Equity Loan Trust
5.620% due 06/25/2033	5	5

Citigroup Mortgage Loan Trust, Inc.
5.390% due 08/25/2036	1,307	1,307
5.450% due 07/25/2035	34	34
5.450% due 10/25/2036	7,100	7,105
5.650% due 11/25/2034	212	212

Conseco Finance Securitizations Corp.
6.090% due 09/01/2033	15	15

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Asset-Backed Certificates
5.370% due 12/26/2036	$7,600	$7,610
5.370% due 12/25/2046	804	805
5.370% due 03/25/2047	1,749	1,751
5.400% due 01/25/2037	2,666	2,669
5.400% due 05/25/2037	8,606	8,604
5.420% due 12/25/2036	1,600	1,602
5.430% due 06/25/2037	1,300	1,301
5.450% due 01/25/2036	4	4
5.460% due 10/25/2046	1,803	1,804
5.830% due 12/25/2031	97	97

Credit-Based Asset Servicing & Securitization LLC
5.410% due 03/25/2036	730	731
5.410% due 11/25/2036	1,472	1,473

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032	17	17

DaimlerChrysler Auto Trust
5.329% due 12/08/2007	1,100	1,101

Equity One Asset-Backed Securities, Inc.
5.630% due 11/25/2032	17	17

FBR Securitization Trust
5.470% due 11/25/2035	1,251	1,252
5.490% due 09/25/2035	187	187

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	2,332	2,333
5.490% due 05/25/2035	292	293

Fremont Home Loan Trust
5.390% due 02/25/2037	1,382	1,383
5.400% due 05/25/2036	1,183	1,184
5.410% due 01/25/2037	1,300	1,299
5.440% due 01/25/2036	97	97

GE-WMC Mortgage Securities LLC
5.360% due 08/25/2036	705	706

GSAMP Trust
5.640% due 03/25/2034	294	295

GSR Mortgage Loan Trust
5.450% due 11/25/2030	381	382

HFC Home Equity Loan Asset-Backed Certificates
5.420% due 03/20/2036	1,800	1,802
5.700% due 09/20/2033	235	236

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	986	984

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	1,200	1,198
5.450% due 03/25/2036	407	407

JPMorgan Mortgage Acquisition Corp.
5.370% due 08/25/2036	871	871

Lehman XS Trust
5.420% due 05/25/2046	859	860
5.430% due 11/25/2046	2,375	2,376
5.470% due 11/25/2036	3,051	3,052

Long Beach Mortgage Loan Trust
5.430% due 02/25/2036	518	518
5.440% due 01/25/2036	558	558
5.470% due 09/25/2035	46	46
5.550% due 11/25/2034	289	289
5.630% due 10/25/2034	344	345

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	1,800	1,802

MBNA Credit Card Master Note Trust
5.460% due 08/17/2009	7,600	7,607

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	7,700	7,707

Morgan Stanley ABS Capital I
5.370% due 09/25/2036	6,631	6,635

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nelnet Student Loan Trust
5.338% due 09/25/2012	$1,200	$1,200

New Century Home Equity Loan Trust
5.460% due 09/25/2035	83	83

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	1,761	1,762

Nomura Home Equity Loan, Inc.
5.430% due 02/25/2036	627	628

Option One Mortgage Loan Trust
5.450% due 11/25/2035	712	713

Park Place Securities, Inc.
5.510% due 09/25/2035	1,210	1,211

Quest Trust
5.430% due 12/25/2035	24	24

Renaissance Home Equity Loan Trust
5.500% due 11/25/2035	69	69

Residential Asset Mortgage Products, Inc.
5.460% due 09/25/2035	631	631

Residential Asset Securities Corp.
5.360% due 08/25/2036	931	931
5.420% due 11/25/2036	1,918	1,919

Saxon Asset Securities Trust
5.380% due 11/25/2036	1,001	1,001

SLM Student Loan Trust
5.345% due 10/25/2012	5,000	4,999
5.377% due 01/25/2016	1,668	1,669
5.387% due 01/26/2015	430	431
5.392% due 04/25/2012	2,800	2,800

Soundview Home Equity Loan Trust
5.370% due 10/25/2036	1,537	1,538
5.380% due 11/25/2036	6,902	6,900
5.410% due 01/25/2037	7,800	7,805
5.450% due 12/25/2035	202	202
5.460% due 11/25/2035	466	466

Structured Asset Securities Corp.
5.370% due 10/25/2036	2,134	2,135
5.480% due 12/25/2035	845	845

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	107	108

Wachovia Auto Owner Trust
4.820% due 02/20/2009	692	691

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	1,200	1,202
5.470% due 12/25/2035	1,923	1,924

Total Asset-Backed Securities (Cost $154,957)		155,149

	SHARES
PREFERRED STOCKS 0.6%
DG Funding Trust
7.614% due 12/31/2049	420	4,426

Total Preferred Stocks (Cost $4,462)		4,426

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.8%

COMMERCIAL PAPER 21.8%
Abbey National N.A. LLC
5.200% due 04/02/2007	16,000	15,781

Bank of America Corp.
5.200% due 04/02/2007	1,800	1,775
5.200% due 04/27/2007	6,200	6,093
5.225% due 03/01/2007	7,100	7,041

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Barclays U.S. Funding Corp.
5.260% due 03/26/2007	$37,200	$36,729

Cox Communications, Inc.
5.766% due 01/16/2007	600	600

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	2,700	2,632

Danske Corp.
5.225% due 03/12/2007	400	396
5.240% due 01/30/2007	11,400	11,355

IXIS Commercial Paper Corp.
5.245% due 02/16/2007	20,100	19,971
5.300% due 01/18/2007	3,300	3,293

Skandinaviska Enskilda Banken AB
5.220% due 03/06/2007	19,900	19,706

Societe Generale NY
5.225% due 03/01/2007	600	595
5.230% due 02/09/2007	600	597

Time Warner, Inc.
5.360% due 04/12/2007	3,900	3,841

UBS Finance Delaware LLC
5.160% due 06/12/2007	700	683
5.225% due 03/08/2007	19,800	19,601

Viacom, Inc.
5.620% due 03/22/2007	600	600
5.594% due 05/29/2007	1,000	1,000

Westpac Trust Securities NZ Ltd.
5.250% due 02/06/2007	20,000	19,901

		172,190

REPURCHASE AGREEMENTS 2.7%
Lehman Brothers, Inc.
4.850% due 01/02/2007
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $15,358. Repurchase proceeds are $15,008.)	15,000	15,000

State Street Bank and Trust Co.
4.900% due 01/02/2007
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,249. Repurchase proceeds are $6,128.)	6,125	6,125

		21,125

U.S. TREASURY BILLS 0.3%
4.802% due 03/15/2007 (b)(d)	2,661	2,632

Total Short-Term Instruments (Cost $196,029)		195,947

Purchased Options (f) 0.1%
(Cost $989)		840

Total Investments (c) 106.8% (Cost $845,160)		$844,578

Written Options (g) (0.1%) (Premiums $1,000)		(1,114)

Other Assets and Liabilities (Net) (6.7%)		(52,544)

Net Assets 100.0%		$790,920

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Low Duration Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) When-issued security.

(b) Coupon represents a weighted average rate.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $57,908 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $2,632 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2007	44	$(48)
90-Day Euribor June Futures	Long	06/2007	195	(149)
90-Day Euribor September Futures	Long	09/2007	99	(91)
90-Day Eurodollar December Futures	Long	12/2007	1,422	(246)
90-Day Eurodollar June Futures	Long	06/2007	646	(669)
90-Day Eurodollar March Futures	Long	03/2007	247	(363)
90-Day Eurodollar March Futures	Long	03/2008	215	(119)
90-Day Eurodollar September Futures	Long	09/2007	1,024	(525)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	24	3
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	24	(16)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	39	(19)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	25	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	55	(27)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	5	8

				$(2,276)

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SOFTBANK Corp. 1.750% due 03/31/2014	Sell	2.300%	09/20/2007	JPY	54,000	$4
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.710%	12/20/2008		$1,000	(1)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	9
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	7
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007		300	1
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	4
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%	03/20/2007		200	1
JPMorgan Chase & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	4
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.415%	11/20/2007		5,100	7
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.240%	11/20/2007		3,600	2
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007		500	2
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008		500	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.120%	11/20/2011		6,000	51
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.460%	06/20/2007		200	0
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.860%	11/20/2011		2,600	16
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008		1,000	0

							$107

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	2,100	$(6)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	1,400	6
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		1,500	3
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,300	21
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007	GBP	1,700	(31)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		200	(7)

							$(14)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	337	$3	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	423	4	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	469	5	0

				$ 12	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007	EUR	6,000	$28	$10
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	2,800	13	2
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		1,800	10	2
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$44,000	163	131
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		16,000	64	23
Call - OTC 2-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	07/09/2007		4,900	24	48
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		7,000	33	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		13,800	46	41
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		33,600	146	156
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		30,000	132	176
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		10,000	41	20
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		30,000	78	30
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007		30,000	160	191
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.170%	02/01/2007		15,200	39	28

								$977	$868

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Bank of America	$0.000	01/17/2007	$2,000	$0	$(28)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$94.750	03/19/2007	19	$10	$5

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments Low Duration Portfolio (Cont.)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007	EUR	2,000	$24	$15
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	800	13	4
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		500	10	2
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$19,000	156	155
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		7,000	68	32
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.620%	07/09/2007		1,600	24	52
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		3,000	33	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		6,000	47	65
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		14,700	152	210
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007		13,000	132	208
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		7,600	82	54
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		4,500	47	37
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007		13,000	161	229
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.240%	02/01/2007		6,600	41	54

								$990	$1,131

Straddle Options

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount	Premium(3)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$ 0.000	01/17/2007	$2,000	$0	$(22)

(3) Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(h) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	2,144	01/2007	$8	$0	$8
Sell		1,723	01/2007	0	(7)	(7)
Buy		3,467	05/2007	15	0	15
Buy		3,929	06/2007	28	0	28
Buy	CAD	1,897	01/2007	0	(51)	(51)
Sell		1,706	01/2007	38	0	38
Buy	CLP	86,000	05/2007	0	(2)	(2)
Buy		44,534	06/2007	0	(1)	(1)
Buy	CNY	4,059	03/2007	1	0	1
Buy		768	09/2007	2	0	2
Buy		7,453	11/2007	12	0	12
Buy	EUR	2,500	01/2007	0	0	0
Sell		2,286	01/2007	24	(7)	17
Sell	GBP	221	01/2007	1	(2)	(1)
Buy	INR	4,970	02/2007	6	0	6
Buy		2,596	03/2007	2	0	2
Sell	JPY	1,634,235	01/2007	114	0	114
Buy		1,992,321	02/2007	0	(225)	(225)
Sell		150,929	02/2007	15	0	15
Buy	KRW	239,554	02/2007	7	0	7
Buy		241,906	03/2007	7	0	7
Buy		843,255	05/2007	9	0	9
Buy	MXN	1,125	01/2007	3	0	3
Buy		4,371	04/2007	3	0	3
Buy	PHP	21,107	03/2007	0	(2)	(2)
Buy	PLN	511	04/2007	6	0	6
Buy	RUB	1,377	01/2007	1	0	1
Buy		21,501	03/2007	9	0	9
Buy		3,184	09/2007	0	(1)	(1)
Buy		20,172	11/2007	0	0	0
Buy		26,065	12/2007	0	(2)	(2)
Buy	SGD	621	01/2007	5	0	5
Buy		172	03/2007	3	0	3
Buy		1,299	07/2007	1	0	1
Buy	TWD	9,825	02/2007	2	(1)	1
Buy	ZAR	201	05/2007	2	0	2
Buy		106	06/2007	0	0	0

				$324	$(301)	$23

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions  and Investment Income Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PHP	Philippines Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions   The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts   The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts   The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon

16	PIMCO Variable Insurance Trust

December 31, 2006

implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements   The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements   The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the

Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

(n) New Accounting Policies In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$901,782	$826,879	$411,775	$31,279

18	PIMCO Variable Insurance Trust

December 31, 2006

7. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR
Balance at 12/31/2005	460	$56,300	EUR	0
Sales	358	125,700		2,000
Closing Buys	(643)	(52,200)		0
Expirations	(111)	(31,800)		0
Exercised	(45)	0		0
Balance at 12/31/2006	19	$98,000	EUR	2,000

	Notional Amount in GBP		Premium
Balance at 12/31/2005	GBP	2,200	$868
Sales		1,300	1,172
Closing Buys		(1,700)	(781)
Expirations		(500)	(210)
Exercised		0	(49)
Balance at 12/31/2006	GBP	1,300	$1,000

8. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 1,248	$ 0	$ (953)
Other Book- to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
$ (25)	$ (7,674)	$ (1,180)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands).

The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$0	$0	$0	$5,962	$1,712

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 845,160	$ 1,192	$ (1,774)	$ (582)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 26,676	$ 0	$ 0
12/31/2005	11,493	613	0

(6) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,150	$11,541	1,021	$10,460
Administrative Class	36,746	369,230	23,493	239,555
Advisor Class	39	390	0	0
Issued as reinvestment of distributions
Institutional Class	106	1,072	55	561
Administrative Class	2,547	25,602	1,136	11,545
Advisor Class	0	2	0	0
Cost of shares redeemed
Institutional Class	(476)	(4,778)	(473)	(4,836)
Administrative Class	(8,707)	(87,388)	(6,536)	(66,805)
Advisor Class	(20)	(204)	0	0
Net increase resulting from Portfolio share transactions	31,385	$315,467	18,696	$190,480

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	65
Advisor Class	2	95

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain portfolios of the Trust — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	21

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Low Duration Portfolio	0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.16%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	23

Management of the Trust  (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	25

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2006

                   PIMCO Low Duration
                 Portfolio Institutional          Merrill Lynch 1-3
                          Class                Year U.S. Treasury Index
                 -----------------------       ------------------------
  04/30/2000            $10,000                         $10,000
  05/31/2000             10,026                          10,041
  06/30/2000             10,165                          10,145
  07/31/2000             10,226                          10,209
  08/31/2000             10,305                          10,285
  09/30/2000             10,382                          10,359
  10/31/2000             10,434                          10,414
  11/30/2000             10,544                          10,513
  12/31/2000             10,626                          10,638
  01/31/2001             10,800                          10,771
  02/28/2001             10,818                          10,841
  03/31/2001             10,879                          10,932
  04/30/2001             10,959                          10,961
  05/31/2001             11,049                          11,023
  06/30/2001             11,028                          11,060
  07/31/2001             11,238                          11,184
  08/31/2001             11,309                          11,249
  09/30/2001             11,498                          11,434
  10/31/2001             11,602                          11,542
  11/30/2001             11,499                          11,517
  12/31/2001             11,452                          11,521
  01/31/2002             11,561                          11,545
  02/28/2002             11,652                          11,600
  03/31/2002             11,597                          11,522
  04/30/2002             11,705                          11,651
  05/31/2002             11,769                          11,697
  06/30/2002             11,843                          11,795
  07/31/2002             11,904                          11,939
  08/31/2002             12,010                          11,980
  09/30/2002             12,076                          12,079
  10/31/2002             12,133                          12,107
  11/30/2002             12,171                          12,070
  12/31/2002             12,279                          12,184
  01/31/2003             12,321                          12,183
  02/28/2003             12,418                          12,233
  03/31/2003             12,432                          12,256
  04/30/2003             12,483                          12,279
  05/31/2003             12,568                          12,325
  06/30/2003             12,584                          12,343
  07/31/2003             12,431                          12,276
  08/31/2003             12,463                          12,285
  09/30/2003             12,577                          12,396
  10/31/2003             12,532                          12,350
  11/30/2003             12,533                          12,344
  12/31/2003             12,584                          12,415
  01/31/2004             12,619                          12,440
  02/29/2004             12,678                          12,500
  03/31/2004             12,715                          12,539
  04/30/2004             12,630                          12,418
  05/31/2004             12,617                          12,407
  06/30/2004             12,642                          12,406
  07/31/2004             12,681                          12,451
  08/31/2004             12,793                          12,537
  09/30/2004             12,784                          12,526
  10/31/2004             12,838                          12,564
  11/30/2004             12,808                          12,502
  12/31/2004             12,836                          12,528
  01/31/2005             12,821                          12,523
  02/28/2005             12,792                          12,495
  03/31/2005             12,780                          12,496
  04/30/2005             12,857                          12,566
  05/31/2005             12,898                          12,613
  06/30/2005             12,916                          12,638
  07/31/2005             12,884                          12,602
  08/31/2005             12,969                          12,680
  09/30/2005             12,920                          12,649
  10/31/2005             12,893                          12,648
  11/30/2005             12,931                          12,688
  12/31/2005             12,985                          12,737
  01/31/2006             13,022                          12,758
  02/28/2006             13,049                          12,768
  03/31/2006             13,009                          12,786
  04/30/2006             13,078                          12,826
  05/31/2006             13,085                          12,845
  06/30/2006             13,081                          12,869
  07/31/2006             13,205                          12,963
  08/31/2006             13,307                          13,054
  09/30/2006             13,383                          13,122
  10/31/2006             13,447                          13,172
  11/30/2006             13,526                          13,239
  12/31/2006             13,520                          13,242

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Corporate Bonds & Notes	29.6%
Short-Term Instruments	23.2%
U.S. Government Agencies	20.4%
Asset-Backed Securities	18.4%
Mortgage-Backed Securities	7.7%
Other	0.7%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Low Duration Portfolio Institutional Class	4.13%	3.38%	4.57%
- -	Merrill Lynch 1-3 Year U.S. Treasury Index±	3.96%	2.82%	4.29%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,033.56	$1,022.68
Expenses Paid During Period†	$2.56	$2.55

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»

Duration positioning detracted from performance. Extending duration over the benchmark early in the year detracted from returns as interest rates increased during most of the period. A downward trend in interest rates during the third quarter, however, mitigated the negative impact of longer-than-index duration.

»

The Portfolio’s emphasis on the shorter end of the yield curve, mostly through Eurodollar futures, detracted from returns as rates on short maturities rose significantly during the twelve-month period.

»

An emphasis on mortgage-backed securities benefited performance as the sector outperformed Treasuries on a like-duration basis. Security selection within the mortgage-backed securities sector further enhanced performance.

»	Corporate bonds benefited performance as this sector outperformed Treasuries and gained from continued strength in the economy and investors’ demand for higher-yielding securities.

»	Exposure to high-quality emerging markets was positive for performance as this sector benefited from continued improvement in credit fundamentals and investors’ demand for higher-yielding securities.

»	Tactical exposure to non-U.S. securities with a focus on shorter-maturity U.K. securities detracted from performance as these positions underperformed comparable U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$10.09	$10.30	$10.27	$10.23	$9.95
Net investment income (a)	0.44	0.30	0.15	0.17	0.38
Net realized/unrealized gain (loss) on investments (a)	(0.03)	(0.18)	0.05	0.08	0.33
Total income from investment operations	0.41	0.12	0.20	0.25	0.71
Dividends from net investment income	(0.44)	(0.30)	(0.14)	(0.20)	(0.37)
Distributions from net realized capital gains	0.00	(0.03)	(0.03)	(0.01)	(0.06)
Total distributions	(0.44)	(0.33)	(0.17)	(0.21)	(0.43)
Net asset value end of year	$10.06	$10.09	$10.30	$10.27	$10.23
Total return	4.13%	1.16%	2.00%	2.49%	7.22%
Net assets end of year (000s)	$25,886	$18,093	$12,252	$11	$11
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.37%	2.92%	1.49%	1.68%	3.78%
Portfolio turnover rate	200%	184%	483%	284%	339%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$844,578
Cash	4,905
Foreign currency, at value	3,598
Receivable for investments sold	2,506
Receivable for Portfolio shares sold	1,240
Interest and dividends receivable	2,954
Variation margin receivable	11
Swap premiums paid	3
Unrealized appreciation on forward foreign currency contracts	324
Unrealized appreciation on swap agreements	138
860,257

Liabilities:
Payable for investments purchased	$66,754
Payable for Portfolio shares redeemed	520
Written options outstanding	1,114
Accrued investment advisory fee	174
Accrued administration fee	174
Accrued servicing fee	92
Variation margin payable	151
Swap premiums received	12
Unrealized depreciation on forward foreign currency contracts	301
Unrealized depreciation on swap agreements	45
69,337

Net Assets	$790,920

Net Assets Consist of:
Paid in capital	$799,504
Undistributed net investment income	1,188
Accumulated undistributed net realized (loss)	(6,934)
Net unrealized (depreciation)	(2,838)
$790,920

Net Assets:
Institutional Class	$25,886
Administrative Class	764,846
Advisor Class	188

Shares Issued and Outstanding:
Institutional Class	2,573
Administrative Class	76,038
Advisor Class	19

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.06
Administrative Class	$10.06
Advisor Class	$10.06

Cost of Investments Owned	$845,160
Cost of Foreign Currency Held	$3,579
Premiums Received on Written Options	$1,000

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$30,508
Dividends	123
Miscellaneous income	15
Total Income	30,646

Expenses:
Investment advisory fees	1,573
Administration fees	1,573
Servicing fees – Administrative Class	903
Trustees’ fees	9
Total Expenses	4,058

Net Investment Income	26,588

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(297)
Net realized (loss) on futures contracts, options and swaps	(432)
Net realized gain on foreign currency transactions	347
Net change in unrealized appreciation on investments	930
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,428)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	652
Net (Loss)	(1,228)

Net Increase in Net Assets Resulting from Operations	$25,360

*Includes foreign tax withholding of $5.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$26,588	$10,648
Net realized (loss)	(382)	(3,618)
Net change in unrealized (depreciation)	(846)	(2,598)
Net increase resulting from operations	25,360	4,432

Distributions to Shareholders:
From net investment income
Institutional Class	(1,072)	(513)
Administrative Class	(25,602)	(10,349)
Advisor Class	(2)	0
From net realized capital gains
Institutional Class	0	(48)
Administrative Class	0	(1,196)
Advisor Class	0	0

Total Distributions	(26,676)	(12,106)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	11,541	10,460
Administrative Class	369,230	239,555
Advisor Class	390	0
Issued as reinvestment of distributions
Institutional Class	1,072	561
Administrative Class	25,602	11,545
Advisor Class	2	0
Cost of shares redeemed
Institutional Class	(4,778)	(4,836)
Administrative Class	(87,388)	(66,805)
Advisor Class	(204)	0
Net increase resulting from Portfolio share transactions	315,467	190,480

Total Increase in Net Assets	314,151	182,806

Net Assets:
Beginning of period	476,769	293,963
End of period*	$790,920	$476,769

*Including undistributed net investment income of:	$1,188	$781

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 31.7%

BANKING & FINANCE 24.5%
AIG Matched Funding Corp.
5.361% due 06/16/2008	$1,700	$1,721

Allstate Life Global Funding Trusts
5.406% due 03/23/2009	800	801

American Express Bank FSB
5.360% due 10/16/2008	2,000	2,001
5.410% due 10/20/2009	2,100	2,102

American Express Centurion Bank
5.350% due 05/07/2008	1,400	1,401

American Express Credit Corp.
5.350% due 06/12/2007	1,000	1,000
5.410% due 11/09/2009	1,100	1,101

American General Finance Corp.
5.406% due 03/23/2007	200	200

American International Group, Inc.
5.365% due 06/23/2008	600	600
5.400% due 06/16/2009	5,200	5,238

ANZ National International Ltd.
5.415% due 08/07/2009	1,500	1,500

Bank of America Corp.
5.375% due 06/19/2009	6,100	6,107
5.378% due 11/06/2009	900	901

Bank of Ireland
5.415% due 12/18/2009	1,120	1,119

Bear Stearns Cos., Inc.
5.454% due 03/30/2009	2,900	2,905
5.465% due 08/21/2009	300	301
5.526% due 04/29/2008	3,400	3,410

BNP Paribas
5.292% due 05/28/2008	1,200	1,200

Calabash Re II Ltd. (a)
13.746% due 01/08/2010	1,900	1,901
16.246% due 01/08/2010	1,900	1,901

Caterpillar Financial Services Corp.
5.423% due 03/10/2009	6,400	6,409
5.435% due 05/18/2009	5,480	5,490

CIT Group, Inc.
5.515% due 12/19/2008	400	401
5.524% due 08/15/2008	300	301
5.580% due 05/23/2008	4,600	4,615
5.660% due 11/03/2010	1,400	1,408

Citigroup Global Markets Holdings, Inc.
5.461% due 03/17/2009	1,800	1,803

Citigroup, Inc.
4.200% due 12/20/2007	4,100	4,057
5.406% due 12/26/2008	200	200
5.416% due 01/30/2009	1,900	1,902

DnB NORBank ASA
5.443% due 10/13/2009	8,400	8,403

Ford Motor Credit Co.
6.315% due 03/21/2007	1,800	1,800
7.200% due 06/15/2007	100	100
7.750% due 02/15/2007	400	401

Fortis Bank
5.265% due 04/28/2008	3,200	3,201

General Electric Capital Corp.
5.410% due 01/05/2009	2,500	2,503
5.430% due 10/06/2010	2,100	2,102
5.444% due 01/20/2010	1,400	1,403
5.570% due 01/08/2016	300	301

GMAC LLC
6.000% due 12/15/2011	300	299

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Goldman Sachs Group, Inc.
5.406% due 12/23/2008	$400	$400
5.455% due 12/22/2008	2,100	2,104
5.455% due 11/16/2009	600	601
5.476% due 07/29/2008	1,700	1,704
5.495% due 10/05/2007	1,600	1,602
5.704% due 07/23/2009	1,300	1,309

HBOS Treasury Services PLC
5.414% due 07/17/2009	2,200	2,203

HSBC Bank USA N.A.
5.426% due 07/28/2008	3,100	3,106
5.493% due 06/10/2009	1,400	1,405

HSBC Finance Corp.
5.490% due 09/15/2008	500	502
5.506% due 12/05/2008	1,300	1,304

John Deere Capital Corp.
5.424% due 04/15/2008	1,200	1,201
5.424% due 07/15/2008	1,400	1,401

JPMorgan Chase & Co.
5.562% due 10/02/2009	3,500	3,517

Lehman Brothers Holdings, Inc.
5.400% due 11/24/2008	1,000	1,001
5.415% due 12/23/2008	400	400
5.460% due 04/03/2009	1,700	1,703
5.475% due 08/21/2009	1,900	1,902
5.475% due 11/16/2009	800	801
5.576% due 12/23/2010	900	903
5.594% due 07/18/2011	1,000	1,003

Merrill Lynch & Co., Inc.
5.450% due 12/04/2009	1,400	1,401
5.461% due 06/16/2008	6,000	6,013

Morgan Stanley
5.485% due 02/09/2009	1,100	1,102
5.499% due 02/15/2007	1,500	1,500
5.614% due 01/22/2009	3,700	3,704
5.624% due 01/18/2011	1,500	1,506

Mystic Re Ltd.
11.670% due 12/05/2008	1,800	1,799

National Australia Bank Ltd.
5.393% due 09/11/2009	1,400	1,401

Nordea Bank Finland
5.308% due 05/28/2008	1,200	1,200

Pricoa Global Funding I
5.430% due 07/27/2009	3,700	3,704
5.450% due 06/03/2008	3,000	3,006

Royal Bank of Scotland Group PLC
5.365% due 12/21/2007	1,200	1,201
5.770% due 07/06/2012	5,900	5,906

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	3,000	3,003
5.376% due 11/20/2008	700	700
5.425% due 09/19/2008	2,800	2,805

SLM Corp.
5.517% due 07/27/2009	900	902

Societe Generale NY
5.299% due 06/30/2008	4,900	4,898
5.625% due 06/11/2007	1,200	1,200

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	1,700	1,701

Unicredito Italiano NY
5.370% due 12/03/2007	5,400	5,403
5.370% due 05/29/2008	2,200	2,201

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	1,300	1,302

Wachovia Bank N.A.
5.430% due 05/25/2010	6,000	6,007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wachovia Corp.
5.506% due 10/15/2011	$1,100	$1,102

Wells Fargo & Co.
5.393% due 03/10/2008	4,000	4,004
5.460% due 09/15/2009	2,600	2,606

Westpac Banking Corp.
5.310% due 06/06/2008	900	900

World Savings Bank FSB
5.415% due 05/08/2009	7,100	7,103

		193,861

INDUSTRIALS 4.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	206

Anadarko Petroleum Corp.
5.760% due 09/15/2009	2,200	2,211

Comcast Corp.
5.674% due 07/14/2009	1,600	1,605

CSC Holdings, Inc.
7.250% due 07/15/2008	3,500	3,548
7.875% due 12/15/2007	1,500	1,522

DaimlerChrysler N.A. Holding Corp.
5.833% due 09/10/2007	4,758	4,769

Deutsche Telekom International Finance BV
5.546% due 03/23/2009	2,500	2,506

Diageo Capital PLC
5.474% due 11/10/2008	2,600	2,603

El Paso Corp.
6.950% due 12/15/2007	1,980	2,007

FedEx Corp.
5.455% due 08/08/2007	1,300	1,302

General Electric Co.
5.393% due 12/09/2008	2,600	2,603

Hewlett-Packard Co.
5.496% due 05/22/2009	4,375	4,385

International Paper Co.
7.625% due 01/15/2007	250	250

Oracle Corp.
5.603% due 01/13/2009	1,200	1,202

Transocean, Inc.
5.566% due 09/05/2008	1,300	1,301

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	3,300	3,300

		35,320

UTILITIES 2.7%
AT&T, Inc.
5.464% due 05/15/2008	5,900	5,906

BellSouth Corp.
5.474% due 08/15/2008	5,900	5,906

Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	100

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	5,670	5,713

Telecom Italia Capital S.A.
5.984% due 07/18/2011	1,800	1,799

Telefonica Emisones SAU
5.665% due 06/19/2009	1,700	1,703

		21,127

Total Corporate Bonds & Notes (Cost $249,897)		250,308

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 21.8%
Fannie Mae
3.689% due 07/01/2034	$334	$335
4.349% due 03/01/2035	345	347
4.474% due 05/01/2035	884	879
4.496% due 05/01/2035	869	861
4.534% due 09/01/2035	1,497	1,489
4.559% due 11/01/2035	1,728	1,721
4.623% due 08/01/2035	3,586	3,543
4.666% due 07/01/2035	572	567
5.000% due 03/25/2017 - 04/25/2033	68,105	67,015
5.410% due 12/25/2036	993	996
5.470% due 03/25/2034	173	173
5.500% due 12/01/2009 - 01/01/2037	70,839	70,787
5.700% due 09/25/2042 - 03/25/2044	1,776	1,783
5.750% due 05/25/2031 - 11/25/2032	1,619	1,626
5.958% due 07/01/2042 - 06/01/2043	2,250	2,264
6.000% due 08/01/2016 - 01/01/2037	2,532	2,542
6.008% due 09/01/2041	796	805
6.158% due 09/01/2040	14	14
6.187% due 09/01/2034	88	89
6.339% due 12/01/2036	93	94
6.500% due 12/25/2042	25	26
6.722% due 11/01/2035	509	522

Federal Home Loan Bank
5.500% due 06/30/2008	3,300	3,302

Federal Housing Administration
7.430% due 10/01/2020	20	20

Freddie Mac
4.714% due 06/01/2035	2,507	2,474
4.916% due 07/01/2035	1,024	1,016
5.000% due 10/01/2018 - 07/15/2024	2,149	2,139
5.500% due 08/15/2030	6	6
5.610% due 08/25/2031	513	516
5.650% due 05/15/2036	1,100	1,101
5.700% due 12/15/2030	592	594
5.750% due 06/15/2018	209	209
5.958% due 02/25/2045	1,282	1,281
6.000% due 09/01/2016 - 01/01/2037	1,122	1,131
6.500% due 07/25/2043	185	189

Government National Mortgage Association
4.000% due 07/16/2027	170	169

Total U.S. Government Agencies (Cost $173,324)		172,625

MORTGAGE-BACKED SECURITIES 8.2%
American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,666	1,637
4.390% due 02/25/2045	658	647

Banc of America Funding Corp.
4.114% due 05/25/2035	8,102	7,918

Banc of America Mortgage Securities
6.500% due 10/25/2031	109	111

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	3,187	3,153
4.781% due 01/25/2034	142	140
5.056% due 04/25/2033	32	32
5.328% due 02/25/2033	13	13
5.451% due 04/25/2033	53	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Bear Stearns Alt-A Trust
5.390% due 05/25/2035	$1,042	$1,044
5.510% due 02/25/2034	1,900	1,901

Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035	821	815

Countrywide Alternative Loan Trust
4.500% due 06/25/2035	2,990	2,956
5.530% due 02/20/2047	1,399	1,404
5.630% due 02/25/2037	4,171	4,174
6.000% due 10/25/2033	117	115
6.500% due 06/25/2033	16	16

Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	1,295	1,289
5.500% due 01/25/2046 (a)	1,300	1,302
5.590% due 04/25/2035	670	670
5.620% due 05/25/2034	96	96

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	698	693
5.601% due 03/25/2032	9	9
5.900% due 08/25/2033	9	9
6.067% due 06/25/2032	1	1

GMAC Mortgage Corp. Loan Trust
5.008% due 11/19/2035	832	829

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	1,788	1,790
5.430% due 01/25/2047	1,700	1,700

GS Mortgage Securities Corp. II
5.450% due 06/06/2020	3,600	3,603

GSR Mortgage Loan Trust
4.540% due 09/25/2035	3,472	3,413
6.000% due 03/25/2032	3	3

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	452	453

Impac CMB Trust
5.750% due 07/25/2033	69	69
5.850% due 04/25/2034	75	75

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	906	902

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.430% due 09/15/2021	1,395	1,396

MASTR Asset Securitization Trust
5.500% due 09/25/2033	81	80

Mellon Residential Funding Corp.
5.830% due 06/15/2030	600	600

MLCC Mortgage Investors, Inc.
6.994% due 01/25/2029	128	129

Prime Mortgage Trust
5.750% due 02/25/2019	23	23
5.750% due 02/25/2034	75	76

Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018	317	299

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	1,190	1,185
5.343% due 08/25/2034	1,439	1,436
6.227% due 01/25/2035	1,076	1,085

Structured Asset Mortgage Investments, Inc.
5.630% due 02/25/2036	440	440
5.680% due 09/19/2032	20	20

Structured Asset Securities Corp.
5.450% due 09/25/2035	1,478	1,480
6.150% due 07/25/2032	1	1

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	$1,586	$1,586
5.440% due 08/25/2036	3,417	3,413

Washington Mutual, Inc.
4.816% due 10/25/2032	252	251
5.557% due 01/25/2047	900	901
5.590% due 12/25/2045	579	581
5.596% due 02/27/2034	79	79
5.640% due 10/25/2045	3,139	3,145
5.770% due 09/25/2046	1,288	1,296
5.954% due 05/25/2041	323	325
6.027% due 11/25/2042	452	454
6.227% due 06/25/2042	320	321
6.227% due 08/25/2042	117	117

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,548	1,530

Total Mortgage-Backed Securities (Cost $65,502)		65,283

ASSET-BACKED SECURITIES 19.6%
Accredited Mortgage Loan Trust
5.390% due 09/25/2036	4,472	4,475

ACE Securities Corp.
5.380% due 10/25/2036	2,011	2,012
5.460% due 10/25/2035	1,136	1,137

Ameriquest Mortgage Securities, Inc.
5.680% due 06/25/2034	781	781

Amortizing Residential Collateral Trust
5.640% due 07/25/2032	13	13

Argent Securities, Inc.
5.370% due 09/25/2036	724	725
5.410% due 05/25/2036	3,847	3,850
5.430% due 01/25/2036	1,821	1,822
5.470% due 10/25/2035	56	56
5.490% due 02/25/2036	357	357

Asset-Backed Funding Certificates
5.380% due 10/25/2036	2,017	2,018
5.380% due 01/25/2037	1,474	1,475

Asset-Backed Securities Corp. Home Equity
5.625% due 09/25/2034	1,052	1,052
7.000% due 03/15/2032	443	443

Bank One Issuance Trust
5.380% due 10/15/2009	700	700

Bear Stearns Asset-Backed Securities, Inc.
5.550% due 09/25/2034	179	179

Capital One Auto Finance Trust
5.340% due 12/14/2007	1,200	1,201

Carrington Mortgage Loan Trust
5.415% due 02/25/2036	781	781

Chase Credit Card Master Trust
5.460% due 02/15/2011	2,300	2,307

Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	910	910

CIT Group Home Equity Loan Trust
5.620% due 06/25/2033	5	5

Citigroup Mortgage Loan Trust, Inc.
5.390% due 08/25/2036	1,307	1,307
5.450% due 07/25/2035	34	34
5.450% due 10/25/2036	7,100	7,105
5.650% due 11/25/2034	212	212

Conseco Finance Securitizations Corp.
6.090% due 09/01/2033	15	15

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Asset-Backed Certificates
5.370% due 12/26/2036	$7,600	$7,610
5.370% due 12/25/2046	804	805
5.370% due 03/25/2047	1,749	1,751
5.400% due 01/25/2037	2,666	2,669
5.400% due 05/25/2037	8,606	8,604
5.420% due 12/25/2036	1,600	1,602
5.430% due 06/25/2037	1,300	1,301
5.450% due 01/25/2036	4	4
5.460% due 10/25/2046	1,803	1,804
5.830% due 12/25/2031	97	97

Credit-Based Asset Servicing & Securitization LLC
5.410% due 03/25/2036	730	731
5.410% due 11/25/2036	1,472	1,473

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032	17	17

DaimlerChrysler Auto Trust
5.329% due 12/08/2007	1,100	1,101

Equity One Asset-Backed Securities, Inc.
5.630% due 11/25/2032	17	17

FBR Securitization Trust
5.470% due 11/25/2035	1,251	1,252
5.490% due 09/25/2035	187	187

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	2,332	2,333
5.490% due 05/25/2035	292	293

Fremont Home Loan Trust
5.390% due 02/25/2037	1,382	1,383
5.400% due 05/25/2036	1,183	1,184
5.410% due 01/25/2037	1,300	1,299
5.440% due 01/25/2036	97	97

GE-WMC Mortgage Securities LLC
5.360% due 08/25/2036	705	706

GSAMP Trust
5.640% due 03/25/2034	294	295

GSR Mortgage Loan Trust
5.450% due 11/25/2030	381	382

HFC Home Equity Loan Asset-Backed Certificates
5.420% due 03/20/2036	1,800	1,802
5.700% due 09/20/2033	235	236

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	986	984

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	1,200	1,198
5.450% due 03/25/2036	407	407

JPMorgan Mortgage Acquisition Corp.
5.370% due 08/25/2036	871	871

Lehman XS Trust
5.420% due 05/25/2046	859	860
5.430% due 11/25/2046	2,375	2,376
5.470% due 11/25/2036	3,051	3,052

Long Beach Mortgage Loan Trust
5.430% due 02/25/2036	518	518
5.440% due 01/25/2036	558	558
5.470% due 09/25/2035	46	46
5.550% due 11/25/2034	289	289
5.630% due 10/25/2034	344	345

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	1,800	1,802

MBNA Credit Card Master Note Trust
5.460% due 08/17/2009	7,600	7,607

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	7,700	7,707

Morgan Stanley ABS Capital I
5.370% due 09/25/2036	6,631	6,635

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nelnet Student Loan Trust
5.338% due 09/25/2012	$1,200	$1,200

New Century Home Equity Loan Trust
5.460% due 09/25/2035	83	83

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	1,761	1,762

Nomura Home Equity Loan, Inc.
5.430% due 02/25/2036	627	628

Option One Mortgage Loan Trust
5.450% due 11/25/2035	712	713

Park Place Securities, Inc.
5.510% due 09/25/2035	1,210	1,211

Quest Trust
5.430% due 12/25/2035	24	24

Renaissance Home Equity Loan Trust
5.500% due 11/25/2035	69	69

Residential Asset Mortgage Products, Inc.
5.460% due 09/25/2035	631	631

Residential Asset Securities Corp.
5.360% due 08/25/2036	931	931
5.420% due 11/25/2036	1,918	1,919

Saxon Asset Securities Trust
5.380% due 11/25/2036	1,001	1,001

SLM Student Loan Trust
5.345% due 10/25/2012	5,000	4,999
5.377% due 01/25/2016	1,668	1,669
5.387% due 01/26/2015	430	431
5.392% due 04/25/2012	2,800	2,800

Soundview Home Equity Loan Trust
5.370% due 10/25/2036	1,537	1,538
5.380% due 11/25/2036	6,902	6,900
5.410% due 01/25/2037	7,800	7,805
5.450% due 12/25/2035	202	202
5.460% due 11/25/2035	466	466

Structured Asset Securities Corp.
5.370% due 10/25/2036	2,134	2,135
5.480% due 12/25/2035	845	845

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	107	108

Wachovia Auto Owner Trust
4.820% due 02/20/2009	692	691

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	1,200	1,202
5.470% due 12/25/2035	1,923	1,924

Total Asset-Backed Securities (Cost $154,957)		155,149

	SHARES
PREFERRED STOCKS 0.6%
DG Funding Trust
7.614% due 12/31/2049	420	4,426

Total Preferred Stocks (Cost $4,462)		4,426

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.8%

COMMERCIAL PAPER 21.8%
Abbey National N.A. LLC
5.200% due 04/02/2007	16,000	15,781

Bank of America Corp.
5.200% due 04/02/2007	1,800	1,775
5.200% due 04/27/2007	6,200	6,093
5.225% due 03/01/2007	7,100	7,041

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Barclays U.S. Funding Corp.
5.260% due 03/26/2007	$37,200	$36,729

Cox Communications, Inc.
5.766% due 01/16/2007	600	600

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	2,700	2,632

Danske Corp.
5.225% due 03/12/2007	400	396
5.240% due 01/30/2007	11,400	11,355

IXIS Commercial Paper Corp.
5.245% due 02/16/2007	20,100	19,971
5.300% due 01/18/2007	3,300	3,293

Skandinaviska Enskilda Banken AB
5.220% due 03/06/2007	19,900	19,706

Societe Generale NY
5.225% due 03/01/2007	600	595
5.230% due 02/09/2007	600	597

Time Warner, Inc.
5.360% due 04/12/2007	3,900	3,841

UBS Finance Delaware LLC
5.160% due 06/12/2007	700	683
5.225% due 03/08/2007	19,800	19,601

Viacom, Inc.
5.620% due 03/22/2007	600	600
5.594% due 05/29/2007	1,000	1,000

Westpac Trust Securities NZ Ltd.
5.250% due 02/06/2007	20,000	19,901

		172,190

REPURCHASE AGREEMENTS 2.7%
Lehman Brothers, Inc.
4.850% due 01/02/2007
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $15,358. Repurchase proceeds are $15,008.)	15,000	15,000

State Street Bank and Trust Co.
4.900% due 01/02/2007
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,249. Repurchase proceeds are $6,128.)	6,125	6,125

		21,125

U.S. TREASURY BILLS 0.3%
4.802% due 03/15/2007 (b)(d)	2,661	2,632

Total Short-Term Instruments (Cost $196,029)		195,947

Purchased Options (f) 0.1%
(Cost $989)		840

Total Investments (c) 106.8% (Cost $845,160)		$844,578

Written Options (g) (0.1%) (Premiums $1,000)		(1,114)

Other Assets and Liabilities (Net) (6.7%)		(52,544)

Net Assets 100.0%		$790,920

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Low Duration Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) When-issued security.

(b) Coupon represents a weighted average rate.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $57,908 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $2,632 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2007	44	$(48)
90-Day Euribor June Futures	Long	06/2007	195	(149)
90-Day Euribor September Futures	Long	09/2007	99	(91)
90-Day Eurodollar December Futures	Long	12/2007	1,422	(246)
90-Day Eurodollar June Futures	Long	06/2007	646	(669)
90-Day Eurodollar March Futures	Long	03/2007	247	(363)
90-Day Eurodollar March Futures	Long	03/2008	215	(119)
90-Day Eurodollar September Futures	Long	09/2007	1,024	(525)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	24	3
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	24	(16)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	39	(19)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	25	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	55	(27)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	5	8

				$(2,276)

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SOFTBANK Corp. 1.750% due 03/31/2014	Sell	2.300%	09/20/2007	JPY	54,000	$4
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.710%	12/20/2008		$1,000	(1)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	9
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	7
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007		300	1
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	4
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%	03/20/2007		200	1
JPMorgan Chase & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	4
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.415%	11/20/2007		5,100	7
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.240%	11/20/2007		3,600	2
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007		500	2
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008		500	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.120%	11/20/2011		6,000	51
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.460%	06/20/2007		200	0
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.860%	11/20/2011		2,600	16
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008		1,000	0

							$107

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	2,100	$(6)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	1,400	6
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		1,500	3
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,300	21
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007	GBP	1,700	(31)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		200	(7)

							$(14)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	337	$3	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	423	4	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	469	5	0

				$ 12	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007	EUR	6,000	$28	$10
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	2,800	13	2
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		1,800	10	2
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$44,000	163	131
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		16,000	64	23
Call - OTC 2-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	07/09/2007		4,900	24	48
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		7,000	33	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		13,800	46	41
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		33,600	146	156
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		30,000	132	176
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		10,000	41	20
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		30,000	78	30
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007		30,000	160	191
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.170%	02/01/2007		15,200	39	28

								$977	$868

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Bank of America	$0.000	01/17/2007	$2,000	$0	$(28)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$94.750	03/19/2007	19	$10	$5

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments Low Duration Portfolio (Cont.)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007	EUR	2,000	$24	$15
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	800	13	4
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		500	10	2
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$19,000	156	155
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		7,000	68	32
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.620%	07/09/2007		1,600	24	52
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		3,000	33	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		6,000	47	65
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		14,700	152	210
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007		13,000	132	208
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		7,600	82	54
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		4,500	47	37
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007		13,000	161	229
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.240%	02/01/2007		6,600	41	54

								$990	$1,131

Straddle Options

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount	Premium(3)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$ 0.000	01/17/2007	$2,000	$0	$(22)

(3) Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(h) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	2,144	01/2007	$8	$0	$8
Sell		1,723	01/2007	0	(7)	(7)
Buy		3,467	05/2007	15	0	15
Buy		3,929	06/2007	28	0	28
Buy	CAD	1,897	01/2007	0	(51)	(51)
Sell		1,706	01/2007	38	0	38
Buy	CLP	86,000	05/2007	0	(2)	(2)
Buy		44,534	06/2007	0	(1)	(1)
Buy	CNY	4,059	03/2007	1	0	1
Buy		768	09/2007	2	0	2
Buy		7,453	11/2007	12	0	12
Buy	EUR	2,500	01/2007	0	0	0
Sell		2,286	01/2007	24	(7)	17
Sell	GBP	221	01/2007	1	(2)	(1)
Buy	INR	4,970	02/2007	6	0	6
Buy		2,596	03/2007	2	0	2
Sell	JPY	1,634,235	01/2007	114	0	114
Buy		1,992,321	02/2007	0	(225)	(225)
Sell		150,929	02/2007	15	0	15
Buy	KRW	239,554	02/2007	7	0	7
Buy		241,906	03/2007	7	0	7
Buy		843,255	05/2007	9	0	9
Buy	MXN	1,125	01/2007	3	0	3
Buy		4,371	04/2007	3	0	3
Buy	PHP	21,107	03/2007	0	(2)	(2)
Buy	PLN	511	04/2007	6	0	6
Buy	RUB	1,377	01/2007	1	0	1
Buy		21,501	03/2007	9	0	9
Buy		3,184	09/2007	0	(1)	(1)
Buy		20,172	11/2007	0	0	0
Buy		26,065	12/2007	0	(2)	(2)
Buy	SGD	621	01/2007	5	0	5
Buy		172	03/2007	3	0	3
Buy		1,299	07/2007	1	0	1
Buy	TWD	9,825	02/2007	2	(1)	1
Buy	ZAR	201	05/2007	2	0	2
Buy		106	06/2007	0	0	0

				$324	$(301)	$23

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions  and Investment Income Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PHP	Philippines Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions   The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts   The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts   The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon

16	PIMCO Variable Insurance Trust

December 31, 2006

implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements   The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements   The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the

Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$901,782	$826,879	$411,775	$31,279

18	PIMCO Variable Insurance Trust

December 31, 2006

7. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR
Balance at 12/31/2005	460	$56,300	EUR	0
Sales	358	125,700		2,000
Closing Buys	(643)	(52,200)		0
Expirations	(111)	(31,800)		0
Exercised	(45)	0		0
Balance at 12/31/2006	19	$98,000	EUR	2,000

	Notional Amount in GBP		Premium
Balance at 12/31/2005	GBP	2,200	$868
Sales		1,300	1,172
Closing Buys		(1,700)	(781)
Expirations		(500)	(210)
Exercised		0	(49)
Balance at 12/31/2006	GBP	1,300	$1,000

8. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 1,248	$ 0	$ (953)
Other Book- to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
$ (25)	$ (7,674)	$ (1,180)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands).

The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$0	$0	$0	$5,962	$1,712

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 845,160	$ 1,192	$ (1,774)	$ (582)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 26,676	$ 0	$ 0
12/31/2005	11,493	613	0

(6) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,150	$11,541	1,021	$10,460
Administrative Class	36,746	369,230	23,493	239,555
Advisor Class	39	390	0	0
Issued as reinvestment of distributions
Institutional Class	106	1,072	55	561
Administrative Class	2,547	25,602	1,136	11,545
Advisor Class	0	2	0	0
Cost of shares redeemed
Institutional Class	(476)	(4,778)	(473)	(4,836)
Administrative Class	(8,707)	(87,388)	(6,536)	(66,805)
Advisor Class	(20)	(204)	0	0
Net increase resulting from Portfolio share transactions	31,385	$315,467	18,696	$190,480

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	65
Advisor Class	2	95

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain portfolios of the Trust — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	21

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Low Duration Portfolio	0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.16%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	23

Management of the Trust  (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	25

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Low Duration Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2006

                         PIMCO Low Duration        Merrill Lynch 1-3 Year
                       Portfolio Advisor Class      U.S. Treasury Index
                        -----------------------    ----------------------
    03/31/2006              $10,000                    $10,000
    04/30/2006               10,052                     10,031
    05/31/2006               10,055                     10,047
    06/30/2006               10,050                     10,065
    07/31/2006               10,143                     10,139
    08/31/2006               10,220                     10,210
    09/30/2006               10,277                     10,263
    10/31/2006               10,324                     10,302
    11/30/2006               10,381                     10,355
    12/31/2006               10,375                     10,357

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

Corporate Bonds & Notes	29.6%
Short-Term Instruments	23.2%
U.S. Government Agencies	20.4%
Asset-Backed Securities	18.4%
Mortgage-Backed Securities	7.7%
Other	0.7%

‡	% of Total Investments as of 12/31/2006

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (03/31/06)
	PIMCO Low Duration Portfolio Advisor Class	3.75%
- -	Merrill Lynch 1-3 Year U.S. Treasury Index±	3.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,032.34	$1,021.42
Expenses Paid During Period†	$3.84	$3.82

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»

Duration positioning detracted from performance. Extending duration over the benchmark early in the year detracted from returns as interest rates increased during most of the period. A downward trend in interest rates during the third quarter, however, mitigated the negative impact of longer-than-index duration.

»

The Portfolio’s emphasis on the shorter end of the yield curve, mostly through Eurodollar futures, detracted from returns as rates on short maturities rose significantly during the twelve-month period.

»

An emphasis on mortgage-backed securities benefited performance as the sector outperformed Treasuries on a like-duration basis. Security selection within the mortgage-backed securities sector further enhanced performance.

»	Corporate bonds benefited performance as this sector outperformed Treasuries and gained from continued strength in the economy and investors’ demand for higher-yielding securities.

»	Exposure to high-quality emerging markets was positive for performance as this sector benefited from continued improvement in credit fundamentals and investors’ demand for higher-yielding securities.

»	Tactical exposure to non-U.S. securities with a focus on shorter-maturity U.K. securities detracted from performance as these positions underperformed comparable U.S. Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights Low Duration Portfolio

Selected Per Share Data for the Period Ended:	03/31/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$10.01
Net investment income (a)	0.35
Net realized/unrealized gain on investments (a)	0.02
Total income from investment operations	0.37
Dividends from net investment income	(0.32)
Total distributions	(0.32)
Net asset value end of period	$10.06
Total return	3.75%
Net assets end of period (000s)	$188
Ratio of expenses to average net assets	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%*
Ratio of net investment income to average net assets	4.59%*
Portfolio turnover rate	200%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities  Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$844,578
Cash	4,905
Foreign currency, at value	3,598
Receivable for investments sold	2,506
Receivable for Portfolio shares sold	1,240
Interest and dividends receivable	2,954
Variation margin receivable	11
Swap premiums paid	3
Unrealized appreciation on forward foreign currency contracts	324
Unrealized appreciation on swap agreements	138
860,257

Liabilities:
Payable for investments purchased	$66,754
Payable for Portfolio shares redeemed	520
Written options outstanding	1,114
Accrued investment advisory fee	174
Accrued administration fee	174
Accrued servicing fee	92
Variation margin payable	151
Swap premiums received	12
Unrealized depreciation on forward foreign currency contracts	301
Unrealized depreciation on swap agreements	45
69,337

Net Assets	$790,920

Net Assets Consist of:
Paid in capital	$799,504
Undistributed net investment income	1,188
Accumulated undistributed net realized (loss)	(6,934)
Net unrealized (depreciation)	(2,838)
$790,920

Net Assets:
Institutional Class	$25,886
Administrative Class	764,846
Advisor Class	188

Shares Issued and Outstanding:
Institutional Class	2,573
Administrative Class	76,038
Advisor Class	19

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.06
Administrative Class	$10.06
Advisor Class	$10.06

Cost of Investments Owned	$845,160
Cost of Foreign Currency Held	$3,579
Premiums Received on Written Options	$1,000

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest, net of foreign taxes*	$30,508
Dividends	123
Miscellaneous income	15
Total Income	30,646

Expenses:
Investment advisory fees	1,573
Administration fees	1,573
Servicing fees – Administrative Class	903
Trustees’ fees	9
Total Expenses	4,058

Net Investment Income	26,588

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(297)
Net realized (loss) on futures contracts, options and swaps	(432)
Net realized gain on foreign currency transactions	347
Net change in unrealized appreciation on investments	930
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,428)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	652
Net (Loss)	(1,228)

Net Increase in Net Assets Resulting from Operations	$25,360

*Includes foreign tax withholding of $5.

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Low Duration Portfolio

(Amounts in Thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$26,588	$10,648
Net realized (loss)	(382)	(3,618)
Net change in unrealized (depreciation)	(846)	(2,598)
Net increase resulting from operations	25,360	4,432

Distributions to Shareholders:
From net investment income
Institutional Class	(1,072)	(513)
Administrative Class	(25,602)	(10,349)
Advisor Class	(2)	0
From net realized capital gains
Institutional Class	0	(48)
Administrative Class	0	(1,196)
Advisor Class	0	0

Total Distributions	(26,676)	(12,106)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	11,541	10,460
Administrative Class	369,230	239,555
Advisor Class	390	0
Issued as reinvestment of distributions
Institutional Class	1,072	561
Administrative Class	25,602	11,545
Advisor Class	2	0
Cost of shares redeemed
Institutional Class	(4,778)	(4,836)
Administrative Class	(87,388)	(66,805)
Advisor Class	(204)	0
Net increase resulting from Portfolio share transactions	315,467	190,480

Total Increase in Net Assets	314,151	182,806

Net Assets:
Beginning of period	476,769	293,963
End of period*	$790,920	$476,769

*Including undistributed net investment income of:	$1,188	$781

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Low Duration Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 31.7%

BANKING & FINANCE 24.5%
AIG Matched Funding Corp.
5.361% due 06/16/2008	$1,700	$1,721

Allstate Life Global Funding Trusts
5.406% due 03/23/2009	800	801

American Express Bank FSB
5.360% due 10/16/2008	2,000	2,001
5.410% due 10/20/2009	2,100	2,102

American Express Centurion Bank
5.350% due 05/07/2008	1,400	1,401

American Express Credit Corp.
5.350% due 06/12/2007	1,000	1,000
5.410% due 11/09/2009	1,100	1,101

American General Finance Corp.
5.406% due 03/23/2007	200	200

American International Group, Inc.
5.365% due 06/23/2008	600	600
5.400% due 06/16/2009	5,200	5,238

ANZ National International Ltd.
5.415% due 08/07/2009	1,500	1,500

Bank of America Corp.
5.375% due 06/19/2009	6,100	6,107
5.378% due 11/06/2009	900	901

Bank of Ireland
5.415% due 12/18/2009	1,120	1,119

Bear Stearns Cos., Inc.
5.454% due 03/30/2009	2,900	2,905
5.465% due 08/21/2009	300	301
5.526% due 04/29/2008	3,400	3,410

BNP Paribas
5.292% due 05/28/2008	1,200	1,200

Calabash Re II Ltd. (a)
13.746% due 01/08/2010	1,900	1,901
16.246% due 01/08/2010	1,900	1,901

Caterpillar Financial Services Corp.
5.423% due 03/10/2009	6,400	6,409
5.435% due 05/18/2009	5,480	5,490

CIT Group, Inc.
5.515% due 12/19/2008	400	401
5.524% due 08/15/2008	300	301
5.580% due 05/23/2008	4,600	4,615
5.660% due 11/03/2010	1,400	1,408

Citigroup Global Markets Holdings, Inc.
5.461% due 03/17/2009	1,800	1,803

Citigroup, Inc.
4.200% due 12/20/2007	4,100	4,057
5.406% due 12/26/2008	200	200
5.416% due 01/30/2009	1,900	1,902

DnB NORBank ASA
5.443% due 10/13/2009	8,400	8,403

Ford Motor Credit Co.
6.315% due 03/21/2007	1,800	1,800
7.200% due 06/15/2007	100	100
7.750% due 02/15/2007	400	401

Fortis Bank
5.265% due 04/28/2008	3,200	3,201

General Electric Capital Corp.
5.410% due 01/05/2009	2,500	2,503
5.430% due 10/06/2010	2,100	2,102
5.444% due 01/20/2010	1,400	1,403
5.570% due 01/08/2016	300	301

GMAC LLC
6.000% due 12/15/2011	300	299

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Goldman Sachs Group, Inc.
5.406% due 12/23/2008	$400	$400
5.455% due 12/22/2008	2,100	2,104
5.455% due 11/16/2009	600	601
5.476% due 07/29/2008	1,700	1,704
5.495% due 10/05/2007	1,600	1,602
5.704% due 07/23/2009	1,300	1,309

HBOS Treasury Services PLC
5.414% due 07/17/2009	2,200	2,203

HSBC Bank USA N.A.
5.426% due 07/28/2008	3,100	3,106
5.493% due 06/10/2009	1,400	1,405

HSBC Finance Corp.
5.490% due 09/15/2008	500	502
5.506% due 12/05/2008	1,300	1,304

John Deere Capital Corp.
5.424% due 04/15/2008	1,200	1,201
5.424% due 07/15/2008	1,400	1,401

JPMorgan Chase & Co.
5.562% due 10/02/2009	3,500	3,517

Lehman Brothers Holdings, Inc.
5.400% due 11/24/2008	1,000	1,001
5.415% due 12/23/2008	400	400
5.460% due 04/03/2009	1,700	1,703
5.475% due 08/21/2009	1,900	1,902
5.475% due 11/16/2009	800	801
5.576% due 12/23/2010	900	903
5.594% due 07/18/2011	1,000	1,003

Merrill Lynch & Co., Inc.
5.450% due 12/04/2009	1,400	1,401
5.461% due 06/16/2008	6,000	6,013

Morgan Stanley
5.485% due 02/09/2009	1,100	1,102
5.499% due 02/15/2007	1,500	1,500
5.614% due 01/22/2009	3,700	3,704
5.624% due 01/18/2011	1,500	1,506

Mystic Re Ltd.
11.670% due 12/05/2008	1,800	1,799

National Australia Bank Ltd.
5.393% due 09/11/2009	1,400	1,401

Nordea Bank Finland
5.308% due 05/28/2008	1,200	1,200

Pricoa Global Funding I
5.430% due 07/27/2009	3,700	3,704
5.450% due 06/03/2008	3,000	3,006

Royal Bank of Scotland Group PLC
5.365% due 12/21/2007	1,200	1,201
5.770% due 07/06/2012	5,900	5,906

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	3,000	3,003
5.376% due 11/20/2008	700	700
5.425% due 09/19/2008	2,800	2,805

SLM Corp.
5.517% due 07/27/2009	900	902

Societe Generale NY
5.299% due 06/30/2008	4,900	4,898
5.625% due 06/11/2007	1,200	1,200

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	1,700	1,701

Unicredito Italiano NY
5.370% due 12/03/2007	5,400	5,403
5.370% due 05/29/2008	2,200	2,201

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	1,300	1,302

Wachovia Bank N.A.
5.430% due 05/25/2010	6,000	6,007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Wachovia Corp.
5.506% due 10/15/2011	$1,100	$1,102

Wells Fargo & Co.
5.393% due 03/10/2008	4,000	4,004
5.460% due 09/15/2009	2,600	2,606

Westpac Banking Corp.
5.310% due 06/06/2008	900	900

World Savings Bank FSB
5.415% due 05/08/2009	7,100	7,103

		193,861

INDUSTRIALS 4.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	206

Anadarko Petroleum Corp.
5.760% due 09/15/2009	2,200	2,211

Comcast Corp.
5.674% due 07/14/2009	1,600	1,605

CSC Holdings, Inc.
7.250% due 07/15/2008	3,500	3,548
7.875% due 12/15/2007	1,500	1,522

DaimlerChrysler N.A. Holding Corp.
5.833% due 09/10/2007	4,758	4,769

Deutsche Telekom International Finance BV
5.546% due 03/23/2009	2,500	2,506

Diageo Capital PLC
5.474% due 11/10/2008	2,600	2,603

El Paso Corp.
6.950% due 12/15/2007	1,980	2,007

FedEx Corp.
5.455% due 08/08/2007	1,300	1,302

General Electric Co.
5.393% due 12/09/2008	2,600	2,603

Hewlett-Packard Co.
5.496% due 05/22/2009	4,375	4,385

International Paper Co.
7.625% due 01/15/2007	250	250

Oracle Corp.
5.603% due 01/13/2009	1,200	1,202

Transocean, Inc.
5.566% due 09/05/2008	1,300	1,301

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	3,300	3,300

		35,320

UTILITIES 2.7%
AT&T, Inc.
5.464% due 05/15/2008	5,900	5,906

BellSouth Corp.
5.474% due 08/15/2008	5,900	5,906

Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	100

Qwest Capital Funding, Inc.
6.375% due 07/15/2008	5,670	5,713

Telecom Italia Capital S.A.
5.984% due 07/18/2011	1,800	1,799

Telefonica Emisones SAU
5.665% due 06/19/2009	1,700	1,703

		21,127

Total Corporate Bonds & Notes (Cost $249,897)		250,308

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 21.8%
Fannie Mae
3.689% due 07/01/2034	$334	$335
4.349% due 03/01/2035	345	347
4.474% due 05/01/2035	884	879
4.496% due 05/01/2035	869	861
4.534% due 09/01/2035	1,497	1,489
4.559% due 11/01/2035	1,728	1,721
4.623% due 08/01/2035	3,586	3,543
4.666% due 07/01/2035	572	567
5.000% due 03/25/2017 - 04/25/2033	68,105	67,015
5.410% due 12/25/2036	993	996
5.470% due 03/25/2034	173	173
5.500% due 12/01/2009 - 01/01/2037	70,839	70,787
5.700% due 09/25/2042 - 03/25/2044	1,776	1,783
5.750% due 05/25/2031 - 11/25/2032	1,619	1,626
5.958% due 07/01/2042 - 06/01/2043	2,250	2,264
6.000% due 08/01/2016 - 01/01/2037	2,532	2,542
6.008% due 09/01/2041	796	805
6.158% due 09/01/2040	14	14
6.187% due 09/01/2034	88	89
6.339% due 12/01/2036	93	94
6.500% due 12/25/2042	25	26
6.722% due 11/01/2035	509	522

Federal Home Loan Bank
5.500% due 06/30/2008	3,300	3,302

Federal Housing Administration
7.430% due 10/01/2020	20	20

Freddie Mac
4.714% due 06/01/2035	2,507	2,474
4.916% due 07/01/2035	1,024	1,016
5.000% due 10/01/2018 - 07/15/2024	2,149	2,139
5.500% due 08/15/2030	6	6
5.610% due 08/25/2031	513	516
5.650% due 05/15/2036	1,100	1,101
5.700% due 12/15/2030	592	594
5.750% due 06/15/2018	209	209
5.958% due 02/25/2045	1,282	1,281
6.000% due 09/01/2016 - 01/01/2037	1,122	1,131
6.500% due 07/25/2043	185	189

Government National Mortgage Association
4.000% due 07/16/2027	170	169

Total U.S. Government Agencies (Cost $173,324)		172,625

MORTGAGE-BACKED SECURITIES 8.2%
American Home Mortgage Investment Trust
4.290% due 10/25/2034	1,666	1,637
4.390% due 02/25/2045	658	647

Banc of America Funding Corp.
4.114% due 05/25/2035	8,102	7,918

Banc of America Mortgage Securities
6.500% due 10/25/2031	109	111

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	3,187	3,153
4.781% due 01/25/2034	142	140
5.056% due 04/25/2033	32	32
5.328% due 02/25/2033	13	13
5.451% due 04/25/2033	53	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Bear Stearns Alt-A Trust
5.390% due 05/25/2035	$1,042	$1,044
5.510% due 02/25/2034	1,900	1,901

Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035	821	815

Countrywide Alternative Loan Trust
4.500% due 06/25/2035	2,990	2,956
5.530% due 02/20/2047	1,399	1,404
5.630% due 02/25/2037	4,171	4,174
6.000% due 10/25/2033	117	115
6.500% due 06/25/2033	16	16

Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	1,295	1,289
5.500% due 01/25/2046 (a)	1,300	1,302
5.590% due 04/25/2035	670	670
5.620% due 05/25/2034	96	96

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	698	693
5.601% due 03/25/2032	9	9
5.900% due 08/25/2033	9	9
6.067% due 06/25/2032	1	1

GMAC Mortgage Corp. Loan Trust
5.008% due 11/19/2035	832	829

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	1,788	1,790
5.430% due 01/25/2047	1,700	1,700

GS Mortgage Securities Corp. II
5.450% due 06/06/2020	3,600	3,603

GSR Mortgage Loan Trust
4.540% due 09/25/2035	3,472	3,413
6.000% due 03/25/2032	3	3

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	452	453

Impac CMB Trust
5.750% due 07/25/2033	69	69
5.850% due 04/25/2034	75	75

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	906	902

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.430% due 09/15/2021	1,395	1,396

MASTR Asset Securitization Trust
5.500% due 09/25/2033	81	80

Mellon Residential Funding Corp.
5.830% due 06/15/2030	600	600

MLCC Mortgage Investors, Inc.
6.994% due 01/25/2029	128	129

Prime Mortgage Trust
5.750% due 02/25/2019	23	23
5.750% due 02/25/2034	75	76

Salomon Brothers Mortgage Securities VII
4.000% due 12/25/2018	317	299

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	1,190	1,185
5.343% due 08/25/2034	1,439	1,436
6.227% due 01/25/2035	1,076	1,085

Structured Asset Mortgage Investments, Inc.
5.630% due 02/25/2036	440	440
5.680% due 09/19/2032	20	20

Structured Asset Securities Corp.
5.450% due 09/25/2035	1,478	1,480
6.150% due 07/25/2032	1	1

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	$1,586	$1,586
5.440% due 08/25/2036	3,417	3,413

Washington Mutual, Inc.
4.816% due 10/25/2032	252	251
5.557% due 01/25/2047	900	901
5.590% due 12/25/2045	579	581
5.596% due 02/27/2034	79	79
5.640% due 10/25/2045	3,139	3,145
5.770% due 09/25/2046	1,288	1,296
5.954% due 05/25/2041	323	325
6.027% due 11/25/2042	452	454
6.227% due 06/25/2042	320	321
6.227% due 08/25/2042	117	117

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	1,548	1,530

Total Mortgage-Backed Securities (Cost $65,502)		65,283

ASSET-BACKED SECURITIES 19.6%
Accredited Mortgage Loan Trust
5.390% due 09/25/2036	4,472	4,475

ACE Securities Corp.
5.380% due 10/25/2036	2,011	2,012
5.460% due 10/25/2035	1,136	1,137

Ameriquest Mortgage Securities, Inc.
5.680% due 06/25/2034	781	781

Amortizing Residential Collateral Trust
5.640% due 07/25/2032	13	13

Argent Securities, Inc.
5.370% due 09/25/2036	724	725
5.410% due 05/25/2036	3,847	3,850
5.430% due 01/25/2036	1,821	1,822
5.470% due 10/25/2035	56	56
5.490% due 02/25/2036	357	357

Asset-Backed Funding Certificates
5.380% due 10/25/2036	2,017	2,018
5.380% due 01/25/2037	1,474	1,475

Asset-Backed Securities Corp. Home Equity
5.625% due 09/25/2034	1,052	1,052
7.000% due 03/15/2032	443	443

Bank One Issuance Trust
5.380% due 10/15/2009	700	700

Bear Stearns Asset-Backed Securities, Inc.
5.550% due 09/25/2034	179	179

Capital One Auto Finance Trust
5.340% due 12/14/2007	1,200	1,201

Carrington Mortgage Loan Trust
5.415% due 02/25/2036	781	781

Chase Credit Card Master Trust
5.460% due 02/15/2011	2,300	2,307

Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	910	910

CIT Group Home Equity Loan Trust
5.620% due 06/25/2033	5	5

Citigroup Mortgage Loan Trust, Inc.
5.390% due 08/25/2036	1,307	1,307
5.450% due 07/25/2035	34	34
5.450% due 10/25/2036	7,100	7,105
5.650% due 11/25/2034	212	212

Conseco Finance Securitizations Corp.
6.090% due 09/01/2033	15	15

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Asset-Backed Certificates
5.370% due 12/26/2036	$7,600	$7,610
5.370% due 12/25/2046	804	805
5.370% due 03/25/2047	1,749	1,751
5.400% due 01/25/2037	2,666	2,669
5.400% due 05/25/2037	8,606	8,604
5.420% due 12/25/2036	1,600	1,602
5.430% due 06/25/2037	1,300	1,301
5.450% due 01/25/2036	4	4
5.460% due 10/25/2046	1,803	1,804
5.830% due 12/25/2031	97	97

Credit-Based Asset Servicing & Securitization LLC
5.410% due 03/25/2036	730	731
5.410% due 11/25/2036	1,472	1,473

CS First Boston Mortgage Securities Corp.
5.660% due 01/25/2032	17	17

DaimlerChrysler Auto Trust
5.329% due 12/08/2007	1,100	1,101

Equity One Asset-Backed Securities, Inc.
5.630% due 11/25/2032	17	17

FBR Securitization Trust
5.470% due 11/25/2035	1,251	1,252
5.490% due 09/25/2035	187	187

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	2,332	2,333
5.490% due 05/25/2035	292	293

Fremont Home Loan Trust
5.390% due 02/25/2037	1,382	1,383
5.400% due 05/25/2036	1,183	1,184
5.410% due 01/25/2037	1,300	1,299
5.440% due 01/25/2036	97	97

GE-WMC Mortgage Securities LLC
5.360% due 08/25/2036	705	706

GSAMP Trust
5.640% due 03/25/2034	294	295

GSR Mortgage Loan Trust
5.450% due 11/25/2030	381	382

HFC Home Equity Loan Asset-Backed Certificates
5.420% due 03/20/2036	1,800	1,802
5.700% due 09/20/2033	235	236

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	986	984

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	1,200	1,198
5.450% due 03/25/2036	407	407

JPMorgan Mortgage Acquisition Corp.
5.370% due 08/25/2036	871	871

Lehman XS Trust
5.420% due 05/25/2046	859	860
5.430% due 11/25/2046	2,375	2,376
5.470% due 11/25/2036	3,051	3,052

Long Beach Mortgage Loan Trust
5.430% due 02/25/2036	518	518
5.440% due 01/25/2036	558	558
5.470% due 09/25/2035	46	46
5.550% due 11/25/2034	289	289
5.630% due 10/25/2034	344	345

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	1,800	1,802

MBNA Credit Card Master Note Trust
5.460% due 08/17/2009	7,600	7,607

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	7,700	7,707

Morgan Stanley ABS Capital I
5.370% due 09/25/2036	6,631	6,635

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nelnet Student Loan Trust
5.338% due 09/25/2012	$1,200	$1,200

New Century Home Equity Loan Trust
5.460% due 09/25/2035	83	83

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	1,761	1,762

Nomura Home Equity Loan, Inc.
5.430% due 02/25/2036	627	628

Option One Mortgage Loan Trust
5.450% due 11/25/2035	712	713

Park Place Securities, Inc.
5.510% due 09/25/2035	1,210	1,211

Quest Trust
5.430% due 12/25/2035	24	24

Renaissance Home Equity Loan Trust
5.500% due 11/25/2035	69	69

Residential Asset Mortgage Products, Inc.
5.460% due 09/25/2035	631	631

Residential Asset Securities Corp.
5.360% due 08/25/2036	931	931
5.420% due 11/25/2036	1,918	1,919

Saxon Asset Securities Trust
5.380% due 11/25/2036	1,001	1,001

SLM Student Loan Trust
5.345% due 10/25/2012	5,000	4,999
5.377% due 01/25/2016	1,668	1,669
5.387% due 01/26/2015	430	431
5.392% due 04/25/2012	2,800	2,800

Soundview Home Equity Loan Trust
5.370% due 10/25/2036	1,537	1,538
5.380% due 11/25/2036	6,902	6,900
5.410% due 01/25/2037	7,800	7,805
5.450% due 12/25/2035	202	202
5.460% due 11/25/2035	466	466

Structured Asset Securities Corp.
5.370% due 10/25/2036	2,134	2,135
5.480% due 12/25/2035	845	845

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	107	108

Wachovia Auto Owner Trust
4.820% due 02/20/2009	692	691

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	1,200	1,202
5.470% due 12/25/2035	1,923	1,924

Total Asset-Backed Securities (Cost $154,957)		155,149

	SHARES
PREFERRED STOCKS 0.6%
DG Funding Trust
7.614% due 12/31/2049	420	4,426

Total Preferred Stocks (Cost $4,462)		4,426

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 24.8%

COMMERCIAL PAPER 21.8%
Abbey National N.A. LLC
5.200% due 04/02/2007	16,000	15,781

Bank of America Corp.
5.200% due 04/02/2007	1,800	1,775
5.200% due 04/27/2007	6,200	6,093
5.225% due 03/01/2007	7,100	7,041

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Barclays U.S. Funding Corp.
5.260% due 03/26/2007	$37,200	$36,729

Cox Communications, Inc.
5.766% due 01/16/2007	600	600

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	2,700	2,632

Danske Corp.
5.225% due 03/12/2007	400	396
5.240% due 01/30/2007	11,400	11,355

IXIS Commercial Paper Corp.
5.245% due 02/16/2007	20,100	19,971
5.300% due 01/18/2007	3,300	3,293

Skandinaviska Enskilda Banken AB
5.220% due 03/06/2007	19,900	19,706

Societe Generale NY
5.225% due 03/01/2007	600	595
5.230% due 02/09/2007	600	597

Time Warner, Inc.
5.360% due 04/12/2007	3,900	3,841

UBS Finance Delaware LLC
5.160% due 06/12/2007	700	683
5.225% due 03/08/2007	19,800	19,601

Viacom, Inc.
5.620% due 03/22/2007	600	600
5.594% due 05/29/2007	1,000	1,000

Westpac Trust Securities NZ Ltd.
5.250% due 02/06/2007	20,000	19,901

		172,190

REPURCHASE AGREEMENTS 2.7%
Lehman Brothers, Inc.
4.850% due 01/02/2007
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $15,358. Repurchase proceeds are $15,008.)	15,000	15,000

State Street Bank and Trust Co.
4.900% due 01/02/2007
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,249. Repurchase proceeds are $6,128.)	6,125	6,125

		21,125

U.S. TREASURY BILLS 0.3%
4.802% due 03/15/2007 (b)(d)	2,661	2,632

Total Short-Term Instruments (Cost $196,029)		195,947

Purchased Options (f) 0.1%
(Cost $989)		840

Total Investments (c) 106.8% (Cost $845,160)		$844,578

Written Options (g) (0.1%) (Premiums $1,000)		(1,114)

Other Assets and Liabilities (Net) (6.7%)		(52,544)

Net Assets 100.0%		$790,920

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  Low Duration Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) When-issued security.

(b) Coupon represents a weighted average rate.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $57,908 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $2,632 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2007	44	$(48)
90-Day Euribor June Futures	Long	06/2007	195	(149)
90-Day Euribor September Futures	Long	09/2007	99	(91)
90-Day Eurodollar December Futures	Long	12/2007	1,422	(246)
90-Day Eurodollar June Futures	Long	06/2007	646	(669)
90-Day Eurodollar March Futures	Long	03/2007	247	(363)
90-Day Eurodollar March Futures	Long	03/2008	215	(119)
90-Day Eurodollar September Futures	Long	09/2007	1,024	(525)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	24	3
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	24	(16)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	39	(19)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	25	(15)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	55	(27)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	5	8

				$(2,276)

(e) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	SOFTBANK Corp. 1.750% due 03/31/2014	Sell	2.300%	09/20/2007	JPY	54,000	$4
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.710%	12/20/2008		$1,000	(1)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	9
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	7
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007		300	1
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	4
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%	03/20/2007		200	1
JPMorgan Chase & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	4
JPMorgan Chase & Co.	Multiple Reference Entities of Gazprom	Sell	0.415%	11/20/2007		5,100	7
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	0.240%	11/20/2007		3,600	2
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007		500	2
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008		500	0
Lehman Brothers, Inc.	Brazilian Government International Bond 12.250% due 03/06/2030	Sell	1.120%	11/20/2011		6,000	51
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.460%	06/20/2007		200	0
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.860%	11/20/2011		2,600	16
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008		1,000	0

							$107

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	2,100	$(6)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	1,400	6
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		1,500	3
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,300	21
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007	GBP	1,700	(31)
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		200	(7)

							$(14)

(f) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	337	$3	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	423	4	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	469	5	0

				$ 12	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007	EUR	6,000	$28	$10
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	2,800	13	2
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		1,800	10	2
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$44,000	163	131
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		16,000	64	23
Call - OTC 2-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.500%	07/09/2007		4,900	24	48
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		7,000	33	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		13,800	46	41
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		33,600	146	156
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		30,000	132	176
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		10,000	41	20
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		30,000	78	30
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007		30,000	160	191
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.170%	02/01/2007		15,200	39	28

								$977	$868

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Bank of America	$0.000	01/17/2007	$2,000	$0	$(28)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

(g) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME 90-Day Eurodollar March Futures	$94.750	03/19/2007	19	$10	$5

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments Low Duration Portfolio (Cont.)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007	EUR	2,000	$24	$15
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	800	13	4
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		500	10	2
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$19,000	156	155
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		7,000	68	32
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.620%	07/09/2007		1,600	24	52
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		3,000	33	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		6,000	47	65
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		14,700	152	210
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007		13,000	132	208
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		7,600	82	54
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		4,500	47	37
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007		13,000	161	229
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.240%	02/01/2007		6,600	41	54

								$990	$1,131

Straddle Options

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount	Premium(3)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$ 0.000	01/17/2007	$2,000	$0	$(22)

(3) Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(h) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	2,144	01/2007	$8	$0	$8
Sell		1,723	01/2007	0	(7)	(7)
Buy		3,467	05/2007	15	0	15
Buy		3,929	06/2007	28	0	28
Buy	CAD	1,897	01/2007	0	(51)	(51)
Sell		1,706	01/2007	38	0	38
Buy	CLP	86,000	05/2007	0	(2)	(2)
Buy		44,534	06/2007	0	(1)	(1)
Buy	CNY	4,059	03/2007	1	0	1
Buy		768	09/2007	2	0	2
Buy		7,453	11/2007	12	0	12
Buy	EUR	2,500	01/2007	0	0	0
Sell		2,286	01/2007	24	(7)	17
Sell	GBP	221	01/2007	1	(2)	(1)
Buy	INR	4,970	02/2007	6	0	6
Buy		2,596	03/2007	2	0	2
Sell	JPY	1,634,235	01/2007	114	0	114
Buy		1,992,321	02/2007	0	(225)	(225)
Sell		150,929	02/2007	15	0	15
Buy	KRW	239,554	02/2007	7	0	7
Buy		241,906	03/2007	7	0	7
Buy		843,255	05/2007	9	0	9
Buy	MXN	1,125	01/2007	3	0	3
Buy		4,371	04/2007	3	0	3
Buy	PHP	21,107	03/2007	0	(2)	(2)
Buy	PLN	511	04/2007	6	0	6
Buy	RUB	1,377	01/2007	1	0	1
Buy		21,501	03/2007	9	0	9
Buy		3,184	09/2007	0	(1)	(1)
Buy		20,172	11/2007	0	0	0
Buy		26,065	12/2007	0	(2)	(2)
Buy	SGD	621	01/2007	5	0	5
Buy		172	03/2007	3	0	3
Buy		1,299	07/2007	1	0	1
Buy	TWD	9,825	02/2007	2	(1)	1
Buy	ZAR	201	05/2007	2	0	2
Buy		106	06/2007	0	0	0

				$324	$(301)	$23

14	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions  and Investment Income Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency   The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PHP	Philippines Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions   The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts   The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts   The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon

16	PIMCO Variable Insurance Trust

December 31, 2006

implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements   The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements   The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the

Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$901,782	$826,879	$411,775	$31,279

18	PIMCO Variable Insurance Trust

December 31, 2006

7. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR
Balance at 12/31/2005	460	$56,300	EUR	0
Sales	358	125,700		2,000
Closing Buys	(643)	(52,200)		0
Expirations	(111)	(31,800)		0
Exercised	(45)	0		0
Balance at 12/31/2006	19	$98,000	EUR	2,000

	Notional Amount in GBP		Premium
Balance at 12/31/2005	GBP	2,200	$868
Sales		1,300	1,172
Closing Buys		(1,700)	(781)
Expirations		(500)	(210)
Exercised		0	(49)
Balance at 12/31/2006	GBP	1,300	$1,000

8. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 1,248	$ 0	$ (953)
Other Book- to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
$ (25)	$ (7,674)	$ (1,180)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands).

The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$0	$0	$0	$5,962	$1,712

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 845,160	$ 1,192	$ (1,774)	$ (582)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 26,676	$ 0	$ 0
12/31/2005	11,493	613	0

(6) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,150	$11,541	1,021	$10,460
Administrative Class	36,746	369,230	23,493	239,555
Advisor Class	39	390	0	0
Issued as reinvestment of distributions
Institutional Class	106	1,072	55	561
Administrative Class	2,547	25,602	1,136	11,545
Advisor Class	0	2	0	0
Cost of shares redeemed
Institutional Class	(476)	(4,778)	(473)	(4,836)
Administrative Class	(8,707)	(87,388)	(6,536)	(66,805)
Advisor Class	(20)	(204)	0	0
Net increase resulting from Portfolio share transactions	31,385	$315,467	18,696	$190,480

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	99
Administrative Class	2	65
Advisor Class	2	95

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain portfolios of the Trust — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	21

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Low Duration Portfolio	0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.16%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	23

Management of the Trust  (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	25

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Money Market Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, non-U.S. investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2006

                         PIMCO
                   Money Market Portfolio           Citigroup
                   Administrative Class       3-Month Treasury Bill Index
                   --------------------         --------------------
     09/30/1999         $10,000                    $10,000
     10/31/1999          10,041                     10,041
     11/30/1999          10,082                     10,081
     12/31/1999          10,130                     10,124
     01/31/2000          10,174                     10,169
     02/29/2000          10,218                     10,212
     03/31/2000          10,268                     10,260
     04/30/2000          10,311                     10,308
     05/31/2000          10,361                     10,359
     06/30/2000          10,415                     10,407
     07/31/2000          10,466                     10,458
     08/31/2000          10,520                     10,509
     09/30/2000          10,570                     10,562
     10/31/2000          10,617                     10,617
     11/30/2000          10,680                     10,671
     12/31/2000          10,739                     10,727
     01/31/2001          10,791                     10,783
     02/28/2001          10,836                     10,829
     03/31/2001          10,881                     10,877
     04/30/2001          10,919                     10,919
     05/31/2001          10,961                     10,959
     06/30/2001          10,996                     10,994
     07/31/2001          11,027                     11,028
     08/31/2001          11,063                     11,062
     09/30/2001          11,088                     11,094
     10/31/2001          11,112                     11,123
     11/30/2001          11,132                     11,146
     12/31/2001          11,150                     11,166
     01/31/2002          11,164                     11,183
     02/28/2002          11,178                     11,198
     03/31/2002          11,192                     11,215
     04/30/2002          11,206                     11,231
     05/31/2002          11,222                     11,248
     06/30/2002          11,235                     11,263
     07/31/2002          11,249                     11,280
     08/31/2002          11,263                     11,296
     09/30/2002          11,275                     11,312
     10/31/2002          11,288                     11,328
     11/30/2002          11,296                     11,342
     12/31/2002          11,306                     11,356
     01/31/2003          11,317                     11,368
     02/28/2003          11,325                     11,378
     03/31/2003          11,332                     11,390
     04/30/2003          11,340                     11,401
     05/31/2003          11,348                     11,412
     06/30/2003          11,354                     11,422
     07/31/2003          11,361                     11,432
     08/31/2003          11,366                     11,442
     09/30/2003          11,371                     11,450
     10/31/2003          11,377                     11,460
     11/30/2003          11,383                     11,468
     12/31/2003          11,388                     11,478
     01/31/2004          11,394                     11,487
     02/29/2004          11,399                     11,495
     03/31/2004          11,404                     11,504
     04/30/2004          11,410                     11,513
     05/31/2004          11,414                     11,522
     06/30/2004          11,420                     11,532
     07/31/2004          11,428                     11,543
     08/31/2004          11,437                     11,555
     09/30/2004          11,447                     11,569
     10/31/2004          11,459                     11,584
     11/30/2004          11,472                     11,601
     12/31/2004          11,490                     11,620
     01/31/2005          11,506                     11,641
     02/28/2005          11,523                     11,661
     03/31/2005          11,544                     11,686
     04/30/2005          11,566                     11,711
     05/31/2005          11,590                     11,739
     06/30/2005          11,615                     11,767
     07/31/2005          11,642                     11,796
     08/31/2005          11,672                     11,828
     09/30/2005          11,704                     11,860
     10/31/2005          11,735                     11,895
     11/30/2005          11,769                     11,931
     12/31/2005          11,808                     11,969
     01/31/2006          11,844                     12,009
     02/28/2006          11,880                     12,047
     03/31/2006          11,924                     12,091
     04/30/2006          11,963                     12,136
     05/31/2006          12,008                     12,184
     06/30/2006          12,057                     12,231
     07/31/2006          12,102                     12,282
     08/31/2006          12,151                     12,333
     09/30/2006          12,202                     12,383
     10/31/2006          12,250                     12,436
     11/30/2006          12,299                     12,486
     12/31/2006          12,353                     12,539

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Commercial Paper	95.4%
Certificates of Deposit	4.5%
Repurchase Agreements	0.1%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		7-Day Yield	30-Day Yield	1 Year	5 Years	Portfolio Inception (09/30/99)
	PIMCO Money Market Portfolio Administrative Class	4.99%	4.97%	4.61%	2.07%	2.96%
....	Citigroup 3-Month Treasury Bill Index±	—	—	4.76%	2.35%	3.17%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

An investment in the PIMCO Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,024.58	$1,022.68
Expenses Paid During Period†	$2.55	$2.55

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

»

The Portfolio, which has a Aaa money market fund rating by Moody’s Investors Service, emphasizes high-quality commercial paper, shorter-term agency and high-quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.

»

High quality (A1/P1) commercial paper yields rose approximately 0.85% for three-month maturities, which was about 0.15% less than the 1.0% increase in the Federal Funds Rate in the first half of the twelve-month period.

»	U.S. and non-U.S. issued high-quality (A1/P1) commercial paper was emphasized due to attractive yields versus Treasuries, modest interest rate sensitivity, and limited credit risk.

»	Higher-quality (A1/P1) three-month commercial paper yield spreads relative to Treasuries narrowed, which provided additional income.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.05	0.03	0.01	0.01	0.01
Dividends from net investment income	(0.05)	(0.03)	(0.01)	(0.01)	(0.01)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.61%	2.77%	0.89%	0.72%	1.41%
Net assets end of year (000s)	$66,240	$43,434	$32,184	$27,032	$25,850
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.61%	2.81%	0.91%	0.70%	1.41%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$274,188
Receivable for Portfolio shares sold	255
Interest and dividends receivable	35
274,478

Liabilities:
Payable for Portfolio shares redeemed	$839
Accrued investment advisory fee	37
Accrued administration fee	49
Accrued servicing fee	8
933

Net Assets	$273,545

Net Assets Consist of:
Paid in capital	$273,546
Undistributed net investment income	21
Accumulated undistributed net realized (loss)	(22)
$273,545

Net Assets:
Institutional Class	$207,305
Administrative Class	66,240

Shares Issued and Outstanding:
Institutional Class	207,305
Administrative Class	66,240

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$274,188

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in thousands)	Year Ended
December 31, 2006

Investment Income:
Interest	$9,278
Total Income	9,278

Expenses:
Investment advisory fees	272
Administration fees	363
Servicing fees – Administrative Class	81
Trustees’ fees	3
Interest expense	4
Total Expenses	723

Net Investment Income	8,555

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(16)
Net (Loss)	(16)

Net Increase in Net Assets Resulting from Operations	$8,539

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,555	$3,324
Net realized (loss)	(16)	(3)
Net increase resulting from operations	8,539	3,321

Distributions to Shareholders:
From net investment income
Institutional Class	(6,063)	(2,245)
Administrative Class	(2,476)	(1,076)

Total Distributions	(8,539)	(3,321)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	159,066	23,543
Administrative Class	72,207	31,350
Issued in reorganization
Institutional Class	0	99,297
Administrative Class	0	0
Issued as reinvestment of distributions
Institutional Class	6,063	2,245
Administrative Class	2,477	1,076
Cost of shares redeemed
Institutional Class	(58,019)	(24,902)
Administrative Class	(51,878)	(21,176)
Net increase resulting from Portfolio share transactions	129,916	111,433

Total Increase in Net Assets	129,916	111,433

Net Assets:
Beginning of period	143,629	32,196
End of period*	$273,545	$143,629

*Including undistributed net investment income of:	$21	$6

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 100.2%

CERTIFICATES OF DEPOSIT 4.6%
Citibank New York N.A.
5.325% due 03/28/2007	$10,900	$10,900

Societe Generale NY
5.295% due 09/21/2007	1,600	1,600

		12,500

COMMERCIAL PAPER 95.5%
Abbey National N.A. LLC
5.225% due 03/07/2007	2,400	2,377

ASB Bank Ltd.
5.240% due 01/05/2007	2,700	2,699

ASB Finance Ltd.
5.235% due 03/13/2007	10,000	9,900

Bank of America Corp.
5.225% due 02/08/2007	2,800	2,785

Bank of Ireland
5.225% due 03/29/2007	10,500	10,370

Barclays U.S. Funding Corp.
5.250% due 01/17/2007	5,100	5,090

BNP Paribas Finance
5.230% due 03/07/2007	12,500	12,386

Calyon N.A. LLC
5.225% due 03/09/2007	6,000	5,943

Danske Corp.
5.180% due 04/09/2007	5,200	5,128
5.410% due 02/01/2007	800	797

DnB NORBank ASA
5.200% due 04/04/2007	4,200	4,145
5.230% due 03/19/2007	6,200	6,132

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fannie Mae
5.280% due 01/10/2007	$14,900	$14,885
5.456% due 01/24/2007	1,800	1,794

Fortis Funding LLC
5.265% due 01/02/2007	13,000	13,000

Freddie Mac
5.050% due 05/29/2007	5,800	5,681
5.275% due 01/23/2007	14,700	14,657

General Electric Capital Corp.
5.240% due 02/09/2007	8,000	7,957

HBOS Treasury Services PLC
5.240% due 01/16/2007	2,000	1,996
5.260% due 03/21/2007	5,000	4,944

HSBC Bank USA N.A.
5.240% due 01/12/2007	10,200	10,187

IXIS Commercial Paper Corp.
5.250% due 02/05/2007	12,500	12,440

Morgan Stanley
5.499% due 02/15/2007	2,400	2,400

Nordea N.A., Inc.
5.390% due 01/10/2007	1,400	1,399

Oesterreichische
5.205% due 04/25/2007	2,600	2,558
5.230% due 01/12/2007	10,200	10,187

Rabobank USA Financial Corp.
5.280% due 01/02/2007	13,100	13,100

San Paolo IMI U.S. Financial Co.
5.170% due 04/03/2007	2,400	2,369
5.300% due 01/23/2007	5,555	5,539

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	2,300	2,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Societe Generale NY
5.235% due 02/16/2007	$5,100	$5,067

Spintab AB
5.230% due 02/15/2007	10,200	10,136

Svenska Handelsbanken, Inc.
5.230% due 03/12/2007	11,000	10,891

TotalFinaElf Capital S.A.
5.300% due 01/02/2007	9,100	9,100

Toyota Motor Credit Corp.
5.230% due 02/23/2007	5,000	4,963

UBS Finance Delaware LLC
5.160% due 06/12/2007	10,600	10,357

Unicredit Delaware, Inc.
5.170% due 05/24/2007	5,000	4,899
5.180% due 03/19/2007	3,000	2,968

Westpac Capital Corp.
5.245% due 01/17/2007	8,000	7,984

		261,510

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
4.900% due 01/02/2007	178	178

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $185. Repurchase proceeds are $178.)

Total Short-Term Instruments (Cost $274,188)		274,188

Total Investments 100.2% (Cost $274,188)		$274,188

Other Assets and Liabilities (Net) (0.2%)		(643)

Net Assets 100.0%		$273,545

See Accompanying Notes	Annual Report	December 31, 2006	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(g) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

10	PIMCO Variable Insurance Trust

December 31, 2006

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.15%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  REORGANIZATION

The Acquiring Portfolio (“Money Market Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Money Market Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total Net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Money Market Portfolio	CIGNA TimesSquare VP Money Market Fund	April 22, 2005	99,297	$99,297	$99,297	$31,353	$130,650	$0

7.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post-October Deferral
$ 21	$ 0	$ 0	$ 0	$ (22)	$ 0

(1) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 3	$0	$0	$1	$18

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 274,188	$ 0	$ 0	$ 0

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (2)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 8,539	$ 0	$ 0
12/31/2005	3,321	0	0

(2) Includes short-term capital gains, if any, distributed.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	159,066	$159,066	23,543	$23,543
Administrative Class	72,207	72,207	31,350	31,350

Issued in reorganization
Institutional Class	0	0	99,297	99,297
Administrative Class	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	6,063	6,063	2,245	2,245
Administrative Class	2,477	2,477	1,076	1,076

Cost of shares redeemed
Institutional Class	(58,019)	(58,019)	(24,902)	(24,902)
Administrative Class	(51,878)	(51,878)	(21,176)	(21,176)
Net increase resulting from Portfolio share transactions	129,916	$129,916	111,433	$111,433

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	2	95

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second

12	PIMCO Variable Insurance Trust

December 31, 2006

priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

14	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	15

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

16	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	17

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

18	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Money Market Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, non-U.S. investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2006

                          PIMCO Money Market          Citigroup 3-Month
                     Portfolio Institutional Class   Treasury Bill Index
                     -----------------------------   -------------------
     04/30/2000                 $10,000                    $10,000
     05/31/2000                  10,050                     10,049
     06/30/2000                  10,103                     10,096
     07/31/2000                  10,153                     10,145
     08/31/2000                  10,207                     10,195
     09/30/2000                  10,257                     10,246
     10/31/2000                  10,304                     10,299
     11/30/2000                  10,366                     10,352
     12/31/2000                  10,426                     10,407
     01/31/2001                  10,478                     10,460
     02/28/2001                  10,523                     10,505
     03/31/2001                  10,569                     10,552
     04/30/2001                  10,607                     10,592
     05/31/2001                  10,649                     10,631
     06/30/2001                  10,684                     10,665
     07/31/2001                  10,716                     10,699
     08/31/2001                  10,752                     10,731
     09/30/2001                  10,778                     10,762
     10/31/2001                  10,803                     10,790
     11/30/2001                  10,824                     10,813
     12/31/2001                  10,842                     10,832
     01/31/2002                  10,857                     10,849
     02/28/2002                  10,872                     10,864
     03/31/2002                  10,887                     10,879
     04/30/2002                  10,903                     10,895
     05/31/2002                  10,919                     10,911
     06/30/2002                  10,933                     10,927
     07/31/2002                  10,948                     10,943
     08/31/2002                  10,964                     10,958
     09/30/2002                  10,977                     10,974
     10/31/2002                  10,990                     10,989
     11/30/2002                  10,999                     11,003
     12/31/2002                  11,011                     11,016
     01/31/2003                  11,023                     11,028
     02/28/2003                  11,032                     11,038
     03/31/2003                  11,041                     11,049
     04/30/2003                  11,050                     11,060
     05/31/2003                  11,059                     11,071
     06/30/2003                  11,067                     11,081
     07/31/2003                  11,074                     11,090
     08/31/2003                  11,081                     11,099
     09/30/2003                  11,087                     11,108
     10/31/2003                  11,095                     11,117
     11/30/2003                  11,101                     11,126
     12/31/2003                  11,108                     11,134
     01/31/2004                  11,115                     11,143
     02/29/2004                  11,121                     11,151
     03/31/2004                  11,128                     11,160
     04/30/2004                  11,135                     11,169
     05/31/2004                  11,141                     11,178
     06/30/2004                  11,149                     11,187
     07/31/2004                  11,158                     11,198
     08/31/2004                  11,168                     11,210
     09/30/2004                  11,180                     11,223
     10/31/2004                  11,193                     11,238
     11/30/2004                  11,207                     11,254
     12/31/2004                  11,226                     11,273
     01/31/2005                  11,243                     11,293
     02/28/2005                  11,261                     11,313
     03/31/2005                  11,283                     11,336
     04/30/2005                  11,306                     11,361
     05/31/2005                  11,331                     11,388
     06/30/2005                  11,357                     11,415
     07/31/2005                  11,385                     11,444
     08/31/2005                  11,415                     11,474
     09/30/2005                  11,448                     11,506
     10/31/2005                  11,480                     11,539
     11/30/2005                  11,515                     11,574
     12/31/2005                  11,554                     11,611
     01/31/2006                  11,591                     11,650
     02/28/2006                  11,627                     11,687
     03/31/2006                  11,672                     11,730
     04/30/2006                  11,712                     11,774
     05/31/2006                  11,757                     11,820
     06/30/2006                  11,806                     11,866
     07/31/2006                  11,852                     11,914
     08/31/2006                  11,902                     11,964
     09/30/2006                  11,953                     12,013
     10/31/2006                  12,003                     12,064
     11/30/2006                  12,053                     12,113
     12/31/2006                  12,107                     12,164

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Commercial Paper	95.4%
Certificates of Deposit	4.5%
Repurchase Agreements	0.1%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		7-Day Yield	30-Day Yield	1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Money Market Portfolio Institutional Class	5.15%	5.13%	4.78%	2.23%	2.93%
- -	Citigroup 3-Month Treasury Bill Index±	—	—	4.76%	2.35%	3.02%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

An investment in the PIMCO Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last

3-month Treasury Bill issues. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,025.46	$1,023.44
Expenses Paid During Period†	$1.79	$1.79

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

»

The Portfolio, which has a Aaa money market fund rating by Moody’s Investors Service, emphasizes high-quality commercial paper, shorter-term agency and high-quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.

»

High quality (A1/P1) commercial paper yields rose approximately 0.85% for three-month maturities, which was about 0.15% less than the 1.0% increase in the Federal Funds Rate in the first half of the twelve-month period.

»	U.S. and non-U.S. issued high-quality (A1/P1) commercial paper was emphasized due to attractive yields versus Treasuries, modest interest rate sensitivity, and limited credit risk.

»	Higher-quality (A1/P1) three-month commercial paper yield spreads relative to Treasuries narrowed, which provided additional income.

4	PIMCO Variable Insurance Trust

Financial Highlights  Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.05	0.03	0.01	0.01	0.02
Dividends from net investment income	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.78%	2.93%	1.06%	0.88%	1.56%
Net assets end of year (000s)	$207,305	$100,195	$12	$11	$11
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	4.77%	3.23%	1.04%	0.85%	1.58%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$274,188
Receivable for Portfolio shares sold	255
Interest and dividends receivable	35
274,478

Liabilities:
Payable for Portfolio shares redeemed	$839
Accrued investment advisory fee	37
Accrued administration fee	49
Accrued servicing fee	8
933

Net Assets	$273,545

Net Assets Consist of:
Paid in capital	$273,546
Undistributed net investment income	21
Accumulated undistributed net realized (loss)	(22)
$273,545

Net Assets:
Institutional Class	$207,305
Administrative Class	66,240

Shares Issued and Outstanding:
Institutional Class	207,305
Administrative Class	66,240

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$274,188

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Money Market Portfolio

(Amounts in thousands)	Year Ended
December 31, 2006

Investment Income:
Interest	$9,278
Total Income	9,278

Expenses:
Investment advisory fees	272
Administration fees	363
Servicing fees – Administrative Class	81
Trustees’ fees	3
Interest expense	4
Total Expenses	723

Net Investment Income	8,555

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(16)
Net (Loss)	(16)

Net Increase in Net Assets Resulting from Operations	$8,539

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,555	$3,324
Net realized (loss)	(16)	(3)
Net increase resulting from operations	8,539	3,321

Distributions to Shareholders:
From net investment income
Institutional Class	(6,063)	(2,245)
Administrative Class	(2,476)	(1,076)

Total Distributions	(8,539)	(3,321)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	159,066	23,543
Administrative Class	72,207	31,350
Issued in reorganization
Institutional Class	0	99,297
Administrative Class	0	0
Issued as reinvestment of distributions
Institutional Class	6,063	2,245
Administrative Class	2,477	1,076
Cost of shares redeemed
Institutional Class	(58,019)	(24,902)
Administrative Class	(51,878)	(21,176)
Net increase resulting from Portfolio share transactions	129,916	111,433

Total Increase in Net Assets	129,916	111,433

Net Assets:
Beginning of period	143,629	32,196
End of period*	$273,545	$143,629

*Including undistributed net investment income of:	$21	$6

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Money Market Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 100.2%

CERTIFICATES OF DEPOSIT 4.6%
Citibank New York N.A.
5.325% due 03/28/2007	$10,900	$10,900

Societe Generale NY
5.295% due 09/21/2007	1,600	1,600

		12,500

COMMERCIAL PAPER 95.5%
Abbey National N.A. LLC
5.225% due 03/07/2007	2,400	2,377

ASB Bank Ltd.
5.240% due 01/05/2007	2,700	2,699

ASB Finance Ltd.
5.235% due 03/13/2007	10,000	9,900

Bank of America Corp.
5.225% due 02/08/2007	2,800	2,785

Bank of Ireland
5.225% due 03/29/2007	10,500	10,370

Barclays U.S. Funding Corp.
5.250% due 01/17/2007	5,100	5,090

BNP Paribas Finance
5.230% due 03/07/2007	12,500	12,386

Calyon N.A. LLC
5.225% due 03/09/2007	6,000	5,943

Danske Corp.
5.180% due 04/09/2007	5,200	5,128
5.410% due 02/01/2007	800	797

DnB NORBank ASA
5.200% due 04/04/2007	4,200	4,145
5.230% due 03/19/2007	6,200	6,132

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fannie Mae
5.280% due 01/10/2007	$14,900	$14,885
5.456% due 01/24/2007	1,800	1,794

Fortis Funding LLC
5.265% due 01/02/2007	13,000	13,000

Freddie Mac
5.050% due 05/29/2007	5,800	5,681
5.275% due 01/23/2007	14,700	14,657

General Electric Capital Corp.
5.240% due 02/09/2007	8,000	7,957

HBOS Treasury Services PLC
5.240% due 01/16/2007	2,000	1,996
5.260% due 03/21/2007	5,000	4,944

HSBC Bank USA N.A.
5.240% due 01/12/2007	10,200	10,187

IXIS Commercial Paper Corp.
5.250% due 02/05/2007	12,500	12,440

Morgan Stanley
5.499% due 02/15/2007	2,400	2,400

Nordea N.A., Inc.
5.390% due 01/10/2007	1,400	1,399

Oesterreichische
5.205% due 04/25/2007	2,600	2,558
5.230% due 01/12/2007	10,200	10,187

Rabobank USA Financial Corp.
5.280% due 01/02/2007	13,100	13,100

San Paolo IMI U.S. Financial Co.
5.170% due 04/03/2007	2,400	2,369
5.300% due 01/23/2007	5,555	5,539

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	2,300	2,300

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Societe Generale NY
5.235% due 02/16/2007	$5,100	$5,067

Spintab AB
5.230% due 02/15/2007	10,200	10,136

Svenska Handelsbanken, Inc.
5.230% due 03/12/2007	11,000	10,891

TotalFinaElf Capital S.A.
5.300% due 01/02/2007	9,100	9,100

Toyota Motor Credit Corp.
5.230% due 02/23/2007	5,000	4,963

UBS Finance Delaware LLC
5.160% due 06/12/2007	10,600	10,357

Unicredit Delaware, Inc.
5.170% due 05/24/2007	5,000	4,899
5.180% due 03/19/2007	3,000	2,968

Westpac Capital Corp.
5.245% due 01/17/2007	8,000	7,984

		261,510

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
4.900% due 01/02/2007	178	178

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $185. Repurchase proceeds are $178.)

Total Short-Term Instruments (Cost $274,188)		274,188

Total Investments 100.2% (Cost $274,188)		$274,188

Other Assets and Liabilities (Net) (0.2%)		(643)

Net Assets 100.0%		$273,545

See Accompanying Notes	Annual Report	December 31, 2006	9

Notes to Financial Statements

1.  ORGANIZATION

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(g) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

10	PIMCO Variable Insurance Trust

December 31, 2006

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.15%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  REORGANIZATION

The Acquiring Portfolio (“Money Market Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Money Market Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total Net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Money Market Portfolio	CIGNA TimesSquare VP Money Market Fund	April 22, 2005	99,297	$99,297	$99,297	$31,353	$130,650	$0

7.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post-October Deferral
$ 21	$ 0	$ 0	$ 0	$ (22)	$ 0

(1) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 3	$0	$0	$1	$18

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 274,188	$ 0	$ 0	$ 0

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (2)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 8,539	$ 0	$ 0
12/31/2005	3,321	0	0

(2) Includes short-term capital gains, if any, distributed.

8.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	159,066	$159,066	23,543	$23,543
Administrative Class	72,207	72,207	31,350	31,350

Issued in reorganization
Institutional Class	0	0	99,297	99,297
Administrative Class	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	6,063	6,063	2,245	2,245
Administrative Class	2,477	2,477	1,076	1,076

Cost of shares redeemed
Institutional Class	(58,019)	(58,019)	(24,902)	(24,902)
Administrative Class	(51,878)	(51,878)	(21,176)	(21,176)
Net increase resulting from Portfolio share transactions	129,916	$129,916	111,433	$111,433

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	2	95

9.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second

12	PIMCO Variable Insurance Trust

December 31, 2006

priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

14	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	15

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

16	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	17

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

18	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2006

                            PIMCO
                     Real Return Portfolio     Lehman Brothers
                     Administrative Class      U.S. TIPS Index
                     --------------------      ---------------
 09/30/1999             $10,000                      $10,000
 10/31/1999              10,013                       10,020
 11/30/1999              10,090                       10,081
 12/31/1999               9,997                       10,000
 01/31/2000              10,060                       10,045
 02/29/2000              10,131                       10,139
 03/31/2000              10,441                       10,434
 04/30/2000              10,545                       10,573
 05/31/2000              10,489                       10,545
 06/30/2000              10,655                       10,678
 07/31/2000              10,737                       10,769
 08/31/2000              10,822                       10,849
 09/30/2000              10,913                       10,905
 10/31/2000              11,100                       11,037
 11/30/2000              11,269                       11,197
 12/31/2000              11,407                       11,318
 01/31/2001              11,711                       11,555
 02/28/2001              11,902                       11,750
 03/31/2001              12,000                       11,863
 04/30/2001              12,122                       11,929
 05/31/2001              12,263                       12,070
 06/30/2001              12,247                       12,056
 07/31/2001              12,461                       12,257
 08/31/2001              12,534                       12,274
 09/30/2001              12,659                       12,345
 10/31/2001              12,963                       12,638
 11/30/2001              12,625                       12,357
 12/31/2001              12,506                       12,212
 01/31/2002              12,579                       12,284
 02/28/2002              12,734                       12,471
 03/31/2002              12,667                       12,393
 04/30/2002              13,045                       12,732
 05/31/2002              13,260                       12,934
 06/30/2002              13,436                       13,117
 07/31/2002              13,710                       13,334
 08/31/2002              14,199                       13,811
 09/30/2002              14,557                       14,159
 10/31/2002              14,187                       13,781
 11/30/2002              14,191                       13,771
 12/31/2002              14,728                       14,234
 01/31/2003              14,778                       14,342
 02/28/2003              15,360                       14,879
 03/31/2003              15,126                       14,638
 04/30/2003              15,102                       14,600
 05/31/2003              15,843                       15,293
 06/30/2003              15,729                       15,136
 07/31/2003              15,023                       14,438
 08/31/2003              15,298                       14,697
 09/30/2003              15,815                       15,183
 10/31/2003              15,890                       15,265
 11/30/2003              15,872                       15,275
 12/31/2003              16,029                       15,430
 01/31/2004              16,246                       15,607
 02/29/2004              16,644                       15,968
 03/31/2004              16,888                       16,223
 04/30/2004              16,106                       15,436
 05/31/2004              16,388                       15,714
 06/30/2004              16,397                       15,721
 07/31/2004              16,552                       15,868
 08/31/2004              16,943                       16,293
 09/30/2004              16,999                       16,326
 10/31/2004              17,187                       16,489
 11/30/2004              17,169                       16,449
 12/31/2004              17,458                       16,736
 01/31/2005              17,415                       16,738
 02/28/2005              17,387                       16,666
 03/31/2005              17,432                       16,681
 04/30/2005              17,723                       17,000
 05/31/2005              17,829                       17,117
 06/30/2005              17,883                       17,189
 07/31/2005              17,544                       16,829
 08/31/2005              17,958                       17,217
 09/30/2005              17,912                       17,193
 10/31/2005              17,684                       16,973
 11/30/2005              17,638                       17,002
 12/31/2005              17,824                       17,212
 01/31/2006              17,905                       17,210
 02/28/2006              17,930                       17,202
 03/31/2006              17,482                       16,824
 04/30/2006              17,525                       16,810
 05/31/2006              17,583                       16,860
 06/30/2006              17,590                       16,907
 07/31/2006              17,879                       17,182
 08/31/2006              18,189                       17,480
 09/30/2006              18,186                       17,509
 10/31/2006              18,138                       17,479
 11/30/2006              18,395                       17,695
 12/31/2006              17,950                       17,283

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations	51.8%
Short-Term Instruments	26.8%
U.S. Government Agencies	6.6%
Asset-Backed Securities	6.4%
Corporate Bonds & Notes	5.0%
Other	3.4%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (09/30/99)
	PIMCO Real Return Portfolio Administrative Class	0.71%	7.49%	8.40%
....	Lehman Brothers U.S. TIPS Index±	0.41%	7.19%	7.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,020.44	$1,021.93
Expenses Paid During Period†	$3.31	$3.31

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

»

The Portfolio’s above benchmark duration detracted from overall performance as real yields on Treasury Inflation-Protected Securities (“TIPS”) increased due to resilient U.S. economic growth during the period.

»	The Portfolio’s emphasis on U.S. nominal bonds benefited performance as nominal bonds gained overall and outperformed U.S. TIPS during the period.

»	Exposure to short maturity U.S. nominal bonds during the period detracted from performance due to a flattening of the nominal yield curve.

»	An emphasis on nominal bonds in the Eurozone versus Eurozone Inflation-Linked Bonds (“ILBs”) benefited performance as nominal bonds outperformed ILBs in the region.

»

Modest exposure to the Japanese yen detracted from performance as the U.S. dollar gained against the yen. A benign inflationary environment resulted in the Bank of Japan increasing interest rates slower than markets had anticipated during the period.

»	Holdings of mortgage-backed securities during the period benefited performance due to declining volatility and strong overseas demand.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$12.69	$12.92	$12.36	$11.90	$10.56
Net investment income (a)	0.53	0.36	0.13	0.27	0.48
Net realized/unrealized gain (loss) on investments (a)	(0.43)	(0.09)	0.97	0.77	1.36
Total income from investment operations	0.10	0.27	1.10	1.04	1.84
Dividends from net investment income	(0.53)	(0.36)	(0.13)	(0.32)	(0.48)
Distributions from net realized capital gains	(0.33)	(0.14)	(0.41)	(0.26)	(0.02)
Total distributions	(0.86)	(0.50)	(0.54)	(0.58)	(0.50)
Net asset value end of year	$11.93	$12.69	$12.92	$12.36	$11.90
Total return	0.71%	2.09%	8.92%	8.84%	17.77%
Net assets end of year (000s)	$1,033,666	$1,012,042	$636,565	$275,029	$90,724
Ratio of expenses to average net assets	0.65%	0.66%	0.65%	0.66%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.22%	2.79%	1.03%	2.21%	4.19%
Portfolio turnover rate	963%	1,102%	1,064%	738%	87%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$2,433,678
Cash	82
Foreign currency, at value	621
Receivable for investments sold	27,801
Receivable for investments sold on a delayed-delivery basis	48,571
Receivable for Portfolio shares sold	1,427
Interest and dividends receivable	5,475
Variation margin receivable	8
Swap premiums paid	2,190
Unrealized appreciation on forward foreign currency contracts	58
Unrealized appreciation on swap agreements	3,410
Other assets	5,119
2,528,440

Liabilities:
Payable for investments purchased	$60,599
Payable for investments purchased on a delayed-delivery basis	1,340,798
Payable for Portfolio shares redeemed	1,548
Payable for short sales	38,511
Payable for floating rate notes issued	260
Written options outstanding	630
Dividends payable	19
Accrued investment advisory fee	250
Accrued administration fee	250
Accrued distribution fee	2
Accrued servicing fee	130
Variation margin payable	57
Swap premiums received	1,435
Unrealized depreciation on forward foreign currency contracts	527
Unrealized depreciation on swap agreements	1,222
1,446,238

Net Assets	$1,082,202

Net Assets Consist of:
Paid in capital	$1,144,441
Undistributed net investment income	9,256
Accumulated undistributed net realized (loss)	(46,792)
Net unrealized (depreciation)	(24,703)
$1,082,202

Net Assets:
Institutional Class	$45,852
Administrative Class	1,033,666
Advisor Class	2,684

Shares Issued and Outstanding:
Institutional Class	3,845
Administrative Class	86,667
Advisor Class	225

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.93
Administrative Class	11.93
Advisor Class	11.93

Cost of Investments Owned	$2,465,904
Cost of Foreign Currency Held	$620
Proceeds Received on Short Sales	$38,660
Premiums Received on Written Options	$643

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$54,731
Miscellaneous income	4
Total Income	54,735

Expenses:
Investment advisory fees	2,803
Administration fees	2,803
Servicing fees – Administrative Class	1,615
Distribution and/or servicing fees – Advisor Class	2
Trustees’ fees	17
Interest expense	55
Total Expenses	7,295

Net Investment Income	47,440

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(16,924)
Net realized gain on futures contracts, options and swaps	3,604
Net realized gain on foreign currency transactions	1,254
Net change in unrealized (depreciation) on investments	(29,513)
Net change in unrealized appreciation on futures contracts, options and swaps	2,231
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(49)
Net (Loss)	(39,397)

Net Increase in Net Assets Resulting from Operations	$8,043

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$47,440	$24,960
Net realized gain (loss)	(12,066)	521
Net change in unrealized (depreciation)	(27,331)	(6,910)
Net increase resulting from operations	8,043	18,571

Distributions to Shareholders:
From net investment income
Institutional Class	(1,932)	(1,276)
Administrative Class	(45,759)	(24,317)
Advisor Class	(41)	0
From net realized capital gains
Institutional Class	(1,205)	(483)
Administrative Class	(28,225)	(10,897)
Advisor Class	(68)	0

Total Distributions	(77,230)	(36,973)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	7,837	11,510
Administrative Class	367,822	460,693
Advisor Class	3,086	0
Issued as reinvestment of distributions
Institutional Class	3,137	1,759
Administrative Class	73,676	35,153
Advisor Class	109	0
Cost of shares redeemed
Institutional Class	(6,951)	(4,483)
Administrative Class	(353,626)	(102,785)
Advisor Class	(402)	0
Net increase resulting from Portfolio share transactions	94,688	401,847

Total Increase in Net Assets	25,501	383,445

Net Assets:
Beginning of period	1,056,701	673,256
End of period*	$1,082,202	$1,056,701

*Including undistributed net investment income of:	$9,256	$5,856

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Georgia-Pacific Corp.
7.300% due 12/20/2012	$762	$766
7.350% due 12/20/2012	48	48
7.367% due 12/20/2012	180	182

Total Bank Loan Obligations (Cost $990)		996

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 9.7%
American Express Centurion Bank
5.350% due 05/07/2008	500	500

American International Group, Inc.
5.365% due 06/23/2008	1,200	1,201

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	1,400	1,401
11.622% due 01/09/2009	900	869

Bank of America Corp.
5.378% due 11/06/2009	900	901
5.523% due 02/17/2009	5,400	5,419

Bank of America N.A.
5.361% due 12/18/2008	5,400	5,400

Bank of Ireland
5.415% due 12/18/2009	1,000	999

BNP Paribas
5.292% due 05/28/2008	5,400	5,401

C10 Capital SPV Ltd.
6.722% due 12/01/2049	500	501

Calabash Re II Ltd.
16.246% due 01/08/2010 (a)	250	250

Charter One Bank N.A.
5.430% due 04/24/2009	8,400	8,411

Citigroup, Inc.
5.406% due 12/26/2008	4,900	4,905
5.416% due 01/30/2009	1,000	1,001
5.421% due 05/02/2008	1,000	1,002

Commonwealth Bank of Australia
5.390% due 06/08/2009	400	400

DnB NORBank ASA
5.443% due 10/13/2009	1,100	1,100

Export-Import Bank of Korea
5.590% due 10/04/2011	1,600	1,602

Ford Motor Credit Co.
6.315% due 03/21/2007	6,400	6,399

Foundation Re II Ltd.
12.123% due 11/26/2010	800	800

General Electric Capital Corp.
5.380% due 10/24/2008	800	801
5.396% due 12/12/2008	900	901
5.410% due 03/04/2008	2,800	2,803
5.410% due 10/26/2009	1,000	1,000

General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,646

Goldman Sachs Group, Inc.
5.662% due 06/28/2010	4,700	4,733

HBOS Treasury Services PLC
5.350% due 07/17/2008	1,100	1,101

HSBC Bank USA N.A.
5.426% due 07/28/2008	1,100	1,102

HSBC Finance Corp.
5.375% due 05/21/2008	1,200	1,201
5.420% due 10/21/2009	1,900	1,902

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase & Co.
5.400% due 06/26/2009	$700	$701
5.416% due 06/26/2009	5,500	5,509

Lehman Brothers Holdings, Inc.
5.400% due 11/24/2008	300	300

Merrill Lynch & Co., Inc.
5.414% due 10/23/2008	2,500	2,502

Morgan Stanley
5.390% due 11/21/2008	1,000	1,000

Mystic Re Ltd.
14.370% due 12/05/2008	600	600

Nordea Bank Finland
5.267% due 03/31/2008	300	300
5.308% due 05/28/2008	700	700

Phoenix Quake Ltd.
7.820% due 07/03/2008	500	504

Phoenix Quake Wind Ltd.
7.820% due 07/03/2008	2,000	2,011

Rabobank Nederland
5.394% due 01/15/2009	800	801

Redwood Capital IX Ltd.
11.614% due 01/09/2008	500	500
12.114% due 01/09/2008	500	500

Royal Bank of Scotland Group PLC
5.424% due 07/21/2008	400	400

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	400	400
5.425% due 09/19/2008	500	501
5.426% due 11/20/2009	2,700	2,702

Shackleton Re Ltd.
13.376% due 02/07/2008	1,000	1,007

Societe Generale NY
5.000% due 06/11/2007	900	900

Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	98

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	1,700	1,701

Unicredito Italiano NY
5.370% due 05/29/2008	4,200	4,201

Vita Capital Ltd.
6.710% due 01/01/2007	700	700

Vita Capital II Ltd.
6.486% due 01/01/2012	700	700

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	1,700	1,703

Wachovia Bank N.A.
5.440% due 12/02/2010	2,400	2,403

Westpac Banking Corp.
5.310% due 06/06/2008	5,400	5,401

World Savings Bank FSB
5.415% due 06/20/2008	300	301
5.415% due 05/08/2009	300	300
5.495% due 03/02/2009	300	301

		105,299

INDUSTRIALS 0.9%
CSC Holdings, Inc.
7.875% due 12/15/2007	600	609

DaimlerChrysler N.A. Holding Corp.
5.600% due 03/07/2007	3,500	3,501

EchoStar DBS Corp.
5.750% due 10/01/2008	500	499

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
El Paso Corp.
6.950% due 12/15/2007	$100	$101
7.625% due 08/16/2007	100	102
7.625% due 09/01/2008	1,000	1,035

Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	552
8.625% due 02/01/2022	200	248

Royal Caribbean Cruises Ltd.
7.000% due 10/15/2007	200	203

Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	100	100

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	3,200	3,200

		10,150

UTILITIES 0.7%
America Movil S.A. de C.V.
5.466% due 06/27/2008	5,500	5,496

Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	102

Dominion Resources, Inc.
5.554% due 11/14/2008	300	300

Embarq Corp.
7.082% due 06/01/2016	300	306

NiSource Finance Corp.
5.940% due 11/23/2009	800	801

		7,005

Total Corporate Bonds & Notes (Cost $122,008)		122,454

MUNICIPAL BONDS & NOTES 0.1%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	510

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
4.750% due 06/15/2038 (f)	390	402

Rhode Island State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	531

Total Municipal Bonds & Notes (Cost $1,274)		1,443

U.S. GOVERNMENT AGENCIES 14.9%
Fannie Mae
4.190% due 11/01/2034	6,898	6,832
4.565% due 07/01/2035	858	855
4.677% due 05/25/2035	2,900	2,864
4.693% due 01/01/2035	746	738
5.410% due 12/25/2036	584	586
5.500% due 03/01/2034 - 01/01/2037	71,224	70,416
5.700% due 05/25/2042	335	336
5.950% due 02/25/2044	1,329	1,328
5.958% due 06/01/2043 - 09/01/2044	15,089	15,184
6.000% due 09/01/2035 - 01/01/2037	15,134	15,240
7.295% due 11/01/2024	23	24

Federal Home Loan Bank
5.500% due 06/30/2008	5,400	5,403

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Real Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	$1,210	$1,194
4.560% due 01/01/2034	745	735
5.000% due 08/15/2020	5,400	5,340
5.500% due 06/12/2008	6,600	6,601
5.610% due 08/25/2031	214	215
5.700% due 12/15/2030	538	539
5.958% due 10/25/2044 - 02/25/2045	21,254	21,340

Small Business Administration
4.504% due 02/01/2014	1,790	1,737
4.880% due 11/01/2024	3,680	3,616

Total U.S. Government Agencies (Cost $161,712)		161,123

U.S. TREASURY OBLIGATIONS 116.5%
Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	108,793	103,175
1.625% due 01/15/2015	3,272	3,081
1.875% due 07/15/2015	115,235	110,468
2.000% due 01/15/2014	101,998	99,114
2.000% due 07/15/2014	96,347	93,544
2.000% due 01/15/2016	16,148	15,596
2.000% due 01/15/2026	53,114	49,969
2.375% due 04/15/2011	48,555	48,377
2.375% due 01/15/2025	98,058	97,656
2.500% due 07/15/2016	19,687	19,843
3.000% due 07/15/2012	106,726	109,865
3.375% due 01/15/2007	32,513	32,467
3.375% due 01/15/2012	4,541	4,742
3.375% due 04/15/2032	1,817	2,195
3.500% due 01/15/2011	47,949	49,931
3.625% due 01/15/2008	97,947	99,022
3.625% due 04/15/2028	61,266	73,990
3.875% due 01/15/2009	69,077	70,998
3.875% due 04/15/2029	83,132	104,713
4.250% due 01/15/2010	47,379	49,882

U.S. Treasury Bonds
4.500% due 02/15/2036	4,400	4,186
6.625% due 02/15/2027	1,300	1,585
8.875% due 08/15/2017	1,000	1,338

U.S. Treasury Notes
4.250% due 11/15/2014	1,000	970
4.500% due 02/28/2011	1,700	1,688
4.500% due 11/15/2015	2,800	2,758
4.875% due 04/30/2011	9,200	9,263

Total U.S. Treasury Obligations (Cost $1,292,681)		1,260,416

MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Investment Trust
5.500% due 09/25/2035	201	201

Arkle Master Issuer PLC
5.330% due 11/19/2007	1,300	1,302

Banc of America Funding Corp.
4.621% due 02/20/2036	3,458	3,411

Banc of America Mortgage Securities
6.500% due 09/25/2033	212	214

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	600	607

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	187	187

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	4,409	4,348
4.900% due 12/25/2035	246	245

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
5.420% due 07/25/2046	$695	$696
5.430% due 09/20/2046	1,085	1,085
5.530% due 02/20/2047	1,499	1,504
5.630% due 12/25/2035	132	133

Countrywide Home Loan Mortgage Pass-Through Trust
3.784% due 11/19/2033	266	256
5.500% due 01/25/2046 (a)	500	501
5.690% due 06/25/2035	763	763

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	1,134	1,126

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.450% due 10/25/2036	1,509	1,511

First Horizon Alternative Mortgage Securities
4.752% due 06/25/2034	987	981

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	8,487	8,309

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	795	795
5.430% due 01/25/2047	5,400	5,400
5.570% due 06/25/2045	1,406	1,412
5.620% due 11/25/2045	927	929

GSR Mortgage Loan Trust
4.540% due 09/25/2035	2,479	2,436

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	402	403

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	489	489

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	1,121	1,125
5.450% due 01/25/2037	983	984

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	700	680

Mellon Residential Funding Corp.
5.700% due 11/15/2031	1,313	1,316
5.790% due 12/15/2030	1,074	1,079

Merrill Lynch Floating Trust
5.420% due 06/15/2022	272	273

Residential Accredit Loans, Inc.
5.650% due 08/25/2035	455	456

Securitized Asset Sales, Inc.
7.612% due 11/26/2023	12	12

Sequoia Mortgage Trust
5.700% due 10/19/2026	423	423

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	803	800
6.227% due 01/25/2035	571	577

Structured Asset Mortgage Investments, Inc.
5.420% due 08/25/2036	992	992
5.510% due 06/25/2036	430	431

Structured Asset Securities Corp.
5.345% due 10/25/2035	856	854
5.400% due 05/25/2036	73	73

TBW Mortgage-Backed Pass-Through Certificates
5.450% due 09/25/2036	236	237
5.460% due 01/25/2037	1,400	1,401

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	5,255	5,254
5.440% due 08/25/2036	2,563	2,560
5.460% due 04/25/2036	96	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.557% due 01/25/2047	$2,200	$2,203
5.568% due 12/25/2046	289	290
5.610% due 11/25/2045	746	749
5.640% due 08/25/2045	229	229
5.640% due 10/25/2045	4,932	4,942
5.777% due 07/25/2046	2,278	2,290
5.827% due 02/25/2046	697	701
5.882% due 11/25/2046	295	297
6.027% due 11/25/2042	190	190

Wells Fargo Mortgage-Backed Securities Trust
3.539% due 09/25/2034	556	538
4.109% due 06/25/2035	1,100	1,091

Total Mortgage-Backed Securities (Cost $72,326)		72,387

ASSET-BACKED SECURITIES 14.3%
Aames Mortgage Investment Trust
5.410% due 04/25/2036	144	144

Accredited Mortgage Loan Trust
5.510% due 09/25/2035	300	300

ACE Securities Corp.
5.370% due 07/25/2036	633	633
5.370% due 12/25/2036	383	383
5.460% due 10/25/2035	1,385	1,386

Argent Securities, Inc.
5.370% due 10/25/2036	1,335	1,336
5.420% due 04/25/2036	853	853
5.430% due 03/25/2036	885	885
5.470% due 10/25/2035	112	112
5.490% due 02/25/2036	726	726

Asset-Backed Funding Certificates
5.380% due 11/25/2036	163	163
5.380% due 01/25/2037	5,306	5,310
5.700% due 06/25/2034	1,719	1,722

Asset-Backed Securities Corp. Home Equity
5.370% due 11/25/2036	195	195

Bank One Issuance Trust
5.460% due 12/15/2010	600	601

Bear Stearns Asset-Backed Securities, Inc.
5.370% due 11/25/2036	193	193
5.430% due 12/25/2035	339	339
5.440% due 04/25/2036	446	446
5.550% due 09/25/2034	775	776
5.680% due 10/25/2032	58	58
5.680% due 01/25/2036	186	186
5.800% due 03/25/2043	191	191

Capital One Auto Finance Trust
5.340% due 12/14/2007	1,100	1,101

Carrington Mortgage Loan Trust
5.400% due 01/25/2037	1,200	1,201

Centex Home Equity
5.400% due 06/25/2036	2,481	2,482

Chase Credit Card Master Trust
5.450% due 10/15/2009	400	401
5.460% due 10/15/2010	500	501
5.460% due 02/15/2011	1,000	1,003
5.470% due 02/15/2010	300	301

Chase Issuance Trust
5.360% due 12/15/2010	400	400

Citibank Credit Card Issuance Trust
5.435% due 03/20/2009	4,800	4,804
5.474% due 01/15/2010	1,505	1,508

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
5.400% due 11/25/2036	$590	$590
5.430% due 12/25/2035	1,181	1,182
5.650% due 11/25/2034	41	41

Countrywide Asset-Backed Certificates
5.370% due 12/26/2036	3,500	3,504
5.370% due 05/25/2037	695	696
5.380% due 01/25/2046	1,835	1,836
5.400% due 01/25/2037	1,212	1,213
5.400% due 05/25/2037	1,286	1,286
5.410% due 09/25/2046	689	689
5.420% due 07/25/2036	615	615
5.420% due 09/25/2036	1,119	1,120
5.420% due 12/25/2036	3,600	3,603
5.460% due 10/25/2046	1,423	1,424
5.480% due 07/25/2036	639	639

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036	3,041	3,043

DaimlerChrysler Auto Trust
5.329% due 12/08/2007	4,000	4,004

Equity One Asset-Backed Securities, Inc.
5.650% due 04/25/2034	125	125

FBR Securitization Trust
5.460% due 10/25/2035	1,306	1,307
5.470% due 10/25/2035	200	200
5.530% due 09/25/2035	1,139	1,140

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	2,429	2,430
5.370% due 12/25/2036	291	291
5.440% due 01/25/2036	1,564	1,566
5.490% due 05/25/2035	146	146

Ford Credit Auto Owner Trust
4.240% due 03/15/2008	269	269

Fremont Home Loan Trust
5.370% due 10/25/2036	174	175
5.410% due 01/25/2037	600	600
5.440% due 01/25/2036	432	432
5.520% due 01/25/2036	300	300

GSAMP Trust
5.360% due 10/25/2036	287	287
5.390% due 10/25/2036	303	303
5.440% due 11/25/2035	1,859	1,860
5.460% due 11/25/2035	1,131	1,132
5.640% due 03/25/2034	268	268

GSR Mortgage Loan Trust
5.450% due 11/25/2030	763	763

HFC Home Equity Loan Asset-Backed Certificates
5.420% due 03/20/2036	500	501

Home Equity Asset Trust
5.430% due 05/25/2036	660	661
5.460% due 02/25/2036	426	426

Honda Auto Receivables Owner Trust
5.342% due 11/15/2007	1,171	1,171

HSI Asset Securitization Corp. Trust
5.370% due 10/25/2036	287	288
5.400% due 12/25/2036	5,325	5,315
5.430% due 12/25/2035	769	769

Hyundai Auto Receivables Trust
5.348% due 11/15/2007	300	300

Indymac Residential Asset-Backed Trust
5.370% due 11/25/2036	541	541
5.410% due 04/25/2037	3,600	3,593
5.450% due 03/25/2036	692	692

JPMorgan Mortgage Acquisition Corp.
5.360% due 08/25/2036	285	285
5.370% due 07/25/2036	550	551
5.370% due 08/25/2036	1,306	1,307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.400% due 10/25/2036	$3,189	$3,191
5.420% due 05/25/2035	351	351
5.420% due 11/25/2036	259	259
5.560% due 06/25/2035	67	68

Lehman XS Trust
5.420% due 05/25/2046	644	645
5.430% due 04/25/2046	2,287	2,288
5.430% due 07/25/2046	1,237	1,237
5.430% due 11/25/2046	1,425	1,426

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	195	195
5.380% due 06/25/2036	123	123
5.410% due 04/25/2036	209	209
5.420% due 03/25/2036	223	223
5.430% due 02/25/2036	475	475
5.440% due 01/25/2036	372	372
5.500% due 08/25/2035	276	276
5.550% due 11/25/2034	273	273

MASTR Asset-Backed Securities Trust
5.380% due 10/25/2036	86	86
5.410% due 11/25/2036	3,000	3,004
5.430% due 01/25/2036	1,032	1,033

MBNA Credit Card Master Note Trust
5.450% due 12/15/2011	100	100
5.519% due 09/15/2010	200	201

Merrill Lynch Mortgage Investors, Inc.
5.350% due 06/25/2037	459	460
5.390% due 07/25/2037	824	825
5.400% due 05/25/2037	922	922
5.420% due 08/25/2036	4,500	4,504
5.430% due 01/25/2037	388	388
5.507% due 06/25/2036	1,114	1,114

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	767	767
5.370% due 09/25/2036	747	748
5.370% due 10/25/2036	483	483
5.380% due 06/25/2036	66	66
5.390% due 06/25/2036	137	137
5.390% due 07/25/2036	3,610	3,613
5.430% due 12/25/2035	63	64

Morgan Stanley IXIS Real Estate Capital Trust
5.370% due 11/25/2036	191	191

Nelnet Student Loan Trust
5.338% due 09/25/2012	4,800	4,800
5.347% due 10/27/2014	245	245
5.467% due 07/25/2016	700	702
5.467% due 10/25/2016	904	905

New Century Home Equity Loan Trust
5.460% due 09/25/2035	66	66
5.470% due 10/25/2035	52	52

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	440	441

Nissan Auto Lease Trust
5.347% due 12/14/2007	265	265

Nomura Asset Acceptance Corp.
5.490% due 01/25/2036	553	553

Nomura Home Equity Loan, Inc.
5.430% due 02/25/2036	167	167

Option One Mortgage Loan Trust
5.360% due 02/25/2037	94	94
5.400% due 07/25/2036	142	142
5.450% due 11/25/2035	541	542

Park Place Securities, Inc.
5.610% due 09/25/2035	83	83

Renaissance Home Equity Loan Trust
5.500% due 11/25/2035	21	21
5.730% due 12/25/2032	104	105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Residential Asset Mortgage Products, Inc.
5.390% due 11/25/2036	$364	$365
5.430% due 01/25/2036	478	478

Residential Asset Securities Corp.
5.360% due 06/25/2036	1,431	1,432
5.390% due 06/25/2036	2,264	2,266
5.390% due 11/25/2036	385	385
5.420% due 04/25/2036	174	174
5.420% due 11/25/2036	2,014	2,015
5.450% due 10/25/2035	120	120

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	1,295	1,296

SACO I, Inc.
5.460% due 12/25/2035	309	309

Securitized Asset-Backed Receivables LLC Trust
5.370% due 09/25/2036	270	270
5.420% due 10/25/2035	255	256

SG Mortgage Securities Trust
5.450% due 10/25/2035	15	15

SLM Student Loan Trust
5.323% due 07/25/2013	700	700
5.345% due 10/25/2012	1,100	1,100
5.392% due 04/25/2012	500	500
5.467% due 10/25/2013	86	87

Soundview Home Equity Loan Trust
5.350% due 07/25/2036	1,629	1,631
5.370% due 10/25/2036	1,266	1,266
5.380% due 11/25/2036	583	583
5.420% due 02/25/2036	87	87
5.420% due 03/25/2036	391	391
5.420% due 10/25/2036	367	367
5.580% due 06/25/2035	370	370

Specialty Underwriting & Residential Finance
5.350% due 06/25/2037	155	155
5.395% due 11/25/2037	96	96

Structured Asset Investment Loan Trust
5.370% due 07/25/2036	146	147
5.440% due 07/25/2035	84	84

Structured Asset Securities Corp.
4.900% due 04/25/2035	1,617	1,564
5.370% due 10/25/2036	1,299	1,300
5.430% due 11/25/2035	385	385
5.480% due 12/25/2035	1,382	1,383

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	29	29

Triad Auto Receivables Owner Trust
5.341% due 11/13/2007	447	447

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	54	54

USAA Auto Owner Trust
5.030% due 11/17/2008	517	517

Wachovia Auto Owner Trust
4.820% due 02/20/2009	5,217	5,213
5.358% due 11/09/2007	222	222

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	1,300	1,302

Total Asset-Backed Securities (Cost $154,951)		154,980

SOVEREIGN ISSUES 0.1%
Colombia Government International Bond
10.000% due 01/23/2012	350	413

Mexico Government International Bond
5.625% due 01/15/2017	150	151

Total Sovereign Issues (Cost $495)		564

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.6%
Canadian Government Bond
3.000% due 12/01/2036 (c)	CAD	529	585

France Government Bond
3.000% due 07/25/2012 (c)	EUR	1,654	2,328

Italy Buoni Poliennali Del Tesoro
2.150% due 09/15/2014 (c)		$534	716

Province of Quebec Canada
5.000% due 12/01/2038	CAD	1,000	900

Pylon Ltd.
5.179% due 12/18/2008 (k)	EUR	700	929
7.579% due 12/18/2008		1,100	1,463

Total Foreign Currency-Denominated Issues (Cost $6,717)			6,921

SHORT-TERM INSTRUMENTS 60.3%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
5.265% due 01/29/2007		$400	400

Skandinaviska Enskilda Banken AB
5.272% due 07/06/2007		100	100

Societe Generale NY
5.258% due 06/20/2007		3,500	3,500

			4,000

COMMERCIAL PAPER 58.8%
Abbey National N.A. LLC
5.200% due 04/02/2007		25,800	25,447
5.245% due 01/08/2007		3,400	3,398

ASB Bank Ltd.
5.250% due 01/05/2007		3,200	3,199

ASB Finance Ltd.
5.225% due 03/06/2007		1,000	990
5.250% due 02/27/2007		29,200	28,966

Bank of America Corp.
5.200% due 04/02/2007		3,700	3,649
5.210% due 03/28/2007		100	99
5.225% due 03/27/2007		900	888
5.230% due 03/09/2007		1,200	1,188
5.230% due 03/20/2007		27,600	27,274

Bank of Ireland
5.245% due 01/30/2007		2,700	2,689

Barclays U.S. Funding Corp.
5.250% due 01/22/2007		27,000	26,925
5.250% due 01/30/2007		3,700	3,685

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BNP Paribas Finance
5.300% due 01/02/2007	$17,800	$17,800

CBA (de) Finance
5.245% due 01/31/2007	600	598

Cox Communications, Inc.
5.893% due 01/16/2007	1,100	1,100

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	5,400	5,264

Danske Corp.
5.225% due 03/12/2007	30,600	30,274
5.260% due 01/04/2007	1,400	1,400

Dexia Delaware LLC
5.240% due 02/20/2007	28,500	28,301

DnB NORBank ASA
5.250% due 01/16/2007	30,600	30,542
5.265% due 02/20/2007	1,400	1,390

General Electric Capital Corp.
5.240% due 02/08/2007	24,900	24,770
5.250% due 01/17/2007	2,200	2,195

HBOS Treasury Services PLC
5.240% due 03/07/2007	200	198
5.250% due 02/16/2007	700	696

ING U.S. Funding LLC
5.240% due 02/20/2007	29,800	29,592

IXIS Commercial Paper Corp.
5.220% due 03/16/2007	29,500	29,169

Nordea N.A., Inc.
5.245% due 01/08/2007	32,075	32,052

Rabobank USA Financial Corp.
5.280% due 01/02/2007	29,600	29,600

Skandinaviska Enskilda Banken AB
5.235% due 02/26/2007	2,500	2,480
5.250% due 01/26/2007	600	598

Societe Generale NY
5.230% due 02/09/2007	15,800	15,715
5.240% due 03/12/2007	13,300	13,158
5.245% due 01/08/2007	600	600

Stadshypoket Delaware, Inc.
5.250% due 02/02/2007	14,900	14,835

Statens Bostadsfin Bank
5.250% due 02/08/2007	31,100	30,937

Svenska Handelsbanken, Inc.
5.245% due 01/26/2007	30,000	29,899

Swedbank
5.225% due 03/07/2007	31,100	30,792

Time Warner, Inc.
5.390% due 01/25/2007	11,100	11,063

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Toyota Motor Credit Corp.
5.230% due 02/23/2007		$31,900	$31,664

UBS Finance Delaware LLC
5.160% due 06/12/2007		2,500	2,441
5.185% due 04/02/2007		200	197
5.240% due 01/22/2007		29,800	29,718
5.270% due 01/05/2007		1,800	1,799

Westpac Capital Corp.
5.210% due 04/02/2007		21,900	21,601
5.215% due 02/05/2007		400	398
5.245% due 01/17/2007		4,600	4,591
5.250% due 01/18/2007		600	599

			636,423

REPURCHASE AGREEMENTS 0.1%
Lehman Brothers, Inc.
4.850% due 01/02/2007		1,000	1,000

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,028. Repurchase proceeds are $1,000.)

TRI-PARTY REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
4.900% due 01/02/2007		5,938	5,938

(Dated 12/29/2006. Collateralized by Freddie Mac 5.500% due 01/18/2008 valued at $6,059. Repurchase proceeds are $5,941.)

GERMANY TREASURY BILLS 0.2%
3.090% due 01/17/2007	EUR	1,800	2,373

U.S. TREASURY BILLS 0.2%
4.830% due 03/01/2007 - 03/15/2007 (b)(d)(g)		$2,600	2,575

Total Short-Term Instruments (Cost $652,347)			652,309

Purchased Options (i) 0.0% (Cost $403)			85

Total Investments (e) 224.9% (Cost $2,465,904)			$2,433,678

Written Options (j) (0.1%) (Premiums $643)			(630)

Other Assets and Liabilities (Net) (124.8%)			(1,350,846)

Net Assets 100.0%			$1,082,202

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) When-issued security.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $743 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(e) As of December 31, 2006, portfolio securities with an aggregate value of $52,727 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (m) to Financial Statements for details of Residual Interest Bonds Held in Trust.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(g) Securities with an aggregate market value of $1,088 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Short	12/2007	28	$14
90-Day Eurodollar December Futures	Long	12/2008	35	16
90-Day Eurodollar June Futures	Long	06/2007	16	(9)
90-Day Eurodollar June Futures	Short	06/2008	61	21
90-Day Eurodollar June Futures	Long	06/2009	35	20
90-Day Eurodollar March Futures	Short	03/2008	28	12
90-Day Eurodollar March Futures	Long	03/2009	35	18
90-Day Eurodollar September Futures	Long	09/2007	33	(8)
90-Day Eurodollar September Futures	Short	09/2008	26	6
U.S. Treasury 5-Year Note March Futures	Long	03/2007	108	(57)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	601	(553)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	325	544

				$24

(h) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%	12/20/2008	$2,900	$3
Barclays Bank PLC	Peru Government International Bond 8.750% due 11/21/2033	Sell	0.350%	12/20/2008	1,500	(1)
Barclays Bank PLC	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.330%	12/20/2008	1,500	1
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.780%	12/20/2008	1,500	1
Deutsche Bank AG	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.510%	12/20/2008	3,000	7
Deutsche Bank AG	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.325%	12/20/2008	1,400	1
Deutsche Bank AG	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.790%	12/20/2008	1,400	1
Goldman Sachs & Co.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.400%	6/20/2011	700	68
HSBC Bank USA	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.280%	11/20/2007	1,000	0
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007	1,000	19
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007	1,500	42
Lehman Brothers, Inc.	Peru Government International Bond 9.125% due 02/21/2012	Sell	0.370%	12/20/2008	1,400	0
UBS AG	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.250%	09/20/2007	1,300	46

						$188

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035	CAD	1,900	$(49)
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035		3,600	(92)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		5,000	(36)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	2,500	48
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	40
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.150%	01/19/2016		15,000	188
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,100	11
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		2,500	14
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		6,800	203
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	67
UBS AG	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		2,700	(4)
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		2,700	14
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	19,700	(161)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		2,500	134
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		5,000	(39)
UBS AG	UK RPI Index	Pay	2.548%	11/14/2016		5,000	22

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Real Return Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016	MXN	17,000	$97
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$3,700	(41)
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		22,700	519
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		5,900	(20)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		49,500	1,042
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		5,400	(223)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		5,700	(313)
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		23,500	(79)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		6,500	57
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2037		4,200	91
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		30,000	(100)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		100	2
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2037		5,100	111
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		3,100	(34)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		184,000	561
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		9,000	(30)

							$2,000

(i) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$102.500	02/23/2007	80	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	401	8	7
Put - CBOT U.S. Treasury 10-Year Note March Futures	104.000	02/23/2007	264	5	8
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	288	3	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	23	0	0

				$17	$16

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	$43,000	$189	$252
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	9,000	33	53

							$222	$305

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	$ 82.000	03/20/2007	$100,000	$23	$0
Put - OTC Treasury Inflation Protected Securities 0.875% due 07/15/2015	66.000	01/23/2007	93,000	22	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	85.000	01/18/2007	100,000	23	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	76.500	02/21/2007	50,000	12	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	75.000	01/24/2007	37,300	9	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	86.250	01/24/2007	100,000	23	0
Put - OTC Treasury Inflation Protected Securities 3.625% due 01/15/2008	96.000	03/20/2007	100,000	24	5
Put - OTC Treasury Inflation Protected Securities 3.875% due 01/15/2009	94.000	03/20/2007	70,000	16	4
Put - OTC Treasury Inflation Protected Securities 4.250% due 01/15/2010	92.000	03/20/2007	50,000	12	2

				$164	$11

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	3/20/2007	$21,800	$0	$(219)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	JPMorgan Chase Bank	0.000	3/20/2007	2,900	0	(28)

					$0	$(247)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(j) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$115.000	02/23/2007	73	$25	$11
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	73	15	38

				$40	$49

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.300%	01/02/2007	$23,000	$120	$204
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.900%	01/02/2007	13,000	147	0
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	6.100%	01/02/2007	10,000	66	0
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.750%	02/01/2007	14,400	20	4
Put - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.350%	02/01/2007	14,400	23	7
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	19,000	193	304
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007	4,000	34	62

							$603	$581

(k) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Pylon Ltd.	5.179%	12/18/2008	12/11/2003	$850	$929	0.09%

(l) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(3)
Treasury Inflation Protected Securities	1.875%	07/15/2013	$11,637	$11,384	$11,248
U.S. Treasury Notes	3.625%	05/15/2013	300	286	284
U.S. Treasury Notes	4.000%	02/15/2014	3,000	2,926	2,922
U.S. Treasury Notes	4.500%	02/15/2016	3,400	3,405	3,414
U.S. Treasury Notes	4.875%	08/15/2016	20,000	20,659	20,643

				$38,660	$38,511

(3) Market value includes $517 of interest payable on short sales.

(m) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	2,572	01/2007	$38	$0	$38
Buy	EUR	6,770	01/2007	0	(100)	(100)
Sell		5,392	01/2007	0	(35)	(35)
Buy	GBP	108	01/2007	1	0	1
Buy	JPY	109,359	01/2007	0	(6)	(6)
Sell		1,172,244	01/2007	15	0	15
Buy		3,426,441	02/2007	0	(386)	(386)
Buy	PLN	264	04/2007	3	0	3
Buy	RUB	2,255	03/2007	1	0	1

				$58	$(527)	$(469)

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust(the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders    Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	PLN	Polish Zloty
GBP	Great British Pound	RUB	Russian Ruble
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Residual Interest Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

18	PIMCO Variable Insurance Trust

December 31, 2006

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(q) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,177,488	$15,906,023	$337,398	$63,540

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	158	$0	$34
Sales	3,597	123,700	1,465
Closing Buys	(1,349)	(25,900)	(339)
Expirations	(1,976)	0	(326)
Exercised	(284)	0	(191)
Balance at 12/31/2006	146	$97,800	$643

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 11,690	$ 11	$ (29,347)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (281)	$ 0	$ (44,312)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 2,470,950	$ 1,569	$ (38,841)	$ (37,272)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 77,230	$ 0	$ 0
12/31/2005	36,794	179	0

(5) Includes short-term capital gains, if any, distributed.

20	PIMCO Variable Insurance Trust

December 31, 2006

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	629	$7,837	890	$11,510
Administrative Class	29,533	367,822	35,702	460,693
Advisor Class	248	3,086	0	0
Issued as reinvestment of distributions
Institutional Class	255	3,137	137	1,759
Administrative Class	5,979	73,676	2,742	35,153
Advisor Class	9	109	0	0
Cost of shares redeemed
Institutional Class	(557)	(6,951)	(349)	(4,483)
Administrative Class	(28,578)	(353,626)	(7,983)	(102,785)
Advisor Class	(32)	(402)	0	0
Net increase resulting from Portfolio share transactions	7,486	$94,688	31,139	$401,847

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	3	52
Advisor Class	2	90

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs,

PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	23

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	25

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

A company of **Allianz** Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2006

                      PIMCO Real Return          Lehman Brothers
                Portfolio Institutional Class     U.S. TIPS Index
                -----------------------------     ---------------
  04/30/2000              $10,000                   $10,000
  05/31/2000                9,947                     9,974
  06/30/2000               10,088                    10,100
  07/31/2000               10,160                    10,186
  08/31/2000               10,242                    10,261
  09/30/2000               10,329                    10,315
  10/31/2000               10,507                    10,440
  11/30/2000               10,668                    10,591
  12/31/2000               10,800                    10,705
  01/31/2001               11,089                    10,929
  02/28/2001               11,270                    11,114
  03/31/2001               11,365                    11,220
  04/30/2001               11,482                    11,283
  05/31/2001               11,617                    11,416
  06/30/2001               11,603                    11,403
  07/31/2001               11,808                    11,593
  08/31/2001               11,879                    11,609
  09/30/2001               11,998                    11,677
  10/31/2001               12,287                    11,953
  11/30/2001               11,968                    11,687
  12/31/2001               11,857                    11,551
  01/31/2002               11,928                    11,619
  02/28/2002               12,076                    11,795
  03/31/2002               12,014                    11,722
  04/30/2002               12,374                    12,042
  05/31/2002               12,580                    12,234
  06/30/2002               12,747                    12,407
  07/31/2002               13,009                    12,612
  08/31/2002               13,475                    13,063
  09/30/2002               13,816                    13,392
  10/31/2002               13,466                    13,035
  11/30/2002               13,472                    13,026
  12/31/2002               13,984                    13,463
  01/31/2003               14,033                    13,565
  02/28/2003               14,588                    14,073
  03/31/2003               14,367                    13,845
  04/30/2003               14,346                    13,809
  05/31/2003               15,052                    14,464
  06/30/2003               14,945                    14,316
  07/31/2003               14,276                    13,656
  08/31/2003               14,540                    13,901
  09/30/2003               15,032                    14,361
  10/31/2003               15,106                    14,439
  11/30/2003               15,090                    14,447
  12/31/2003               15,242                    14,594
  01/31/2004               15,450                    14,762
  02/29/2004               15,831                    15,103
  03/31/2004               16,064                    15,345
  04/30/2004               15,322                    14,600
  05/31/2004               15,593                    14,863
  06/30/2004               15,603                    14,869
  07/31/2004               15,753                    15,008
  08/31/2004               16,127                    15,411
  09/30/2004               16,182                    15,441
  10/31/2004               16,363                    15,596
  11/30/2004               16,348                    15,558
  12/31/2004               16,626                    15,830
  01/31/2005               16,586                    15,831
  02/28/2005               16,562                    15,763
  03/31/2005               16,606                    15,778
  04/30/2005               16,886                    16,079
  05/31/2005               16,989                    16,189
  06/30/2005               17,042                    16,258
  07/31/2005               16,721                    15,917
  08/31/2005               17,119                    16,284
  09/30/2005               17,077                    16,261
  10/31/2005               16,861                    16,054
  11/30/2005               16,820                    16,081
  12/31/2005               16,999                    16,279
  01/31/2006               17,079                    16,278
  02/28/2006               17,105                    16,270
  03/31/2006               16,680                    15,913
  04/30/2006               16,723                    15,900
  05/31/2006               16,781                    15,946
  06/30/2006               16,789                    15,992
  07/31/2006               17,067                    16,252
  08/31/2006               17,365                    16,534
  09/30/2006               17,365                    16,561
  10/31/2006               17,321                    16,532
  11/30/2006               17,569                    16,737
  12/31/2006               17,146                    16,346

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Treasury Obligations	51.8%
Short-Term Instruments	26.8%
U.S. Government Agencies	6.6%
Asset-Backed Securities	6.4%
Corporate Bonds & Notes	5.0%
Other	3.4%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Real Return Portfolio Institutional Class	0.86%	7.65%	8.45%
- -	Lehman Brothers U.S. TIPS Index±	0.41%	7.19%	7.76%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,021.20	$1,022.68
Expenses Paid During Period†	$2.55	$2.55

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

»

The Portfolio’s above benchmark duration detracted from overall performance as real yields on Treasury Inflation-Protected Securities (“TIPS”) increased due to resilient U.S. economic growth during the period.

»	The Portfolio’s emphasis on U.S. nominal bonds benefited performance as nominal bonds gained overall and outperformed U.S. TIPS during the period.

»	Exposure to short maturity U.S. nominal bonds during the period detracted from performance due to a flattening of the nominal yield curve.

»	An emphasis on nominal bonds in the Eurozone versus Eurozone Inflation-Linked Bonds (“ILBs”) benefited performance as nominal bonds outperformed ILBs in the region.

»

Modest exposure to the Japanese yen detracted from performance as the U.S. dollar gained against the yen. A benign inflationary environment resulted in the Bank of Japan increasing interest rates slower than markets had anticipated during the period.

»	Holdings of mortgage-backed securities during the period benefited performance due to declining volatility and strong overseas demand.

4	PIMCO Variable Insurance Trust

Financial Highlights Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$12.69	$12.92	$12.36	$11.90	$10.56
Net investment income (a)	0.54	0.37	0.15	0.25	0.49
Net realized/unrealized gain (loss) on investments (a)	(0.42)	(0.08)	0.96	0.81	1.36
Total income from investment operations	0.12	0.29	1.11	1.06	1.85
Dividends from net investment income	(0.55)	(0.38)	(0.14)	(0.34)	(0.49)
Distributions from net realized capital gains	(0.33)	(0.14)	(0.41)	(0.26)	(0.02)
Total distributions	(0.88)	(0.52)	(0.55)	(0.60)	(0.51)
Net asset value end of year	$11.93	$12.69	$12.92	$12.36	$11.90
Total return	0.86%	2.24%	9.08%	9.00%	17.93%
Net assets end of year (000s)	$45,852	$44,659	$36,691	$26,540	$16
Ratio of expenses to average net assets	0.50%	0.51%	0.50%	0.51%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.38%	2.88%	1.14%	2.06%	4.40%
Portfolio turnover rate	963%	1,102%	1,064%	738%	87%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$2,433,678
Cash	82
Foreign currency, at value	621
Receivable for investments sold	27,801
Receivable for investments sold on a delayed-delivery basis	48,571
Receivable for Portfolio shares sold	1,427
Interest and dividends receivable	5,475
Variation margin receivable	8
Swap premiums paid	2,190
Unrealized appreciation on forward foreign currency contracts	58
Unrealized appreciation on swap agreements	3,410
Other assets	5,119
2,528,440

Liabilities:
Payable for investments purchased	$60,599
Payable for investments purchased on a delayed-delivery basis	1,340,798
Payable for Portfolio shares redeemed	1,548
Payable for short sales	38,511
Payable for floating rate notes issued	260
Written options outstanding	630
Dividends payable	19
Accrued investment advisory fee	250
Accrued administration fee	250
Accrued distribution fee	2
Accrued servicing fee	130
Variation margin payable	57
Swap premiums received	1,435
Unrealized depreciation on forward foreign currency contracts	527
Unrealized depreciation on swap agreements	1,222
1,446,238

Net Assets	$1,082,202

Net Assets Consist of:
Paid in capital	$1,144,441
Undistributed net investment income	9,256
Accumulated undistributed net realized (loss)	(46,792)
Net unrealized (depreciation)	(24,703)
$1,082,202

Net Assets:
Institutional Class	$45,852
Administrative Class	1,033,666
Advisor Class	2,684

Shares Issued and Outstanding:
Institutional Class	3,845
Administrative Class	86,667
Advisor Class	225

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.93
Administrative Class	11.93
Advisor Class	11.93

Cost of Investments Owned	$2,465,904
Cost of Foreign Currency Held	$620
Proceeds Received on Short Sales	$38,660
Premiums Received on Written Options	$643

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$54,731
Miscellaneous income	4
Total Income	54,735

Expenses:
Investment advisory fees	2,803
Administration fees	2,803
Servicing fees – Administrative Class	1,615
Distribution and/or servicing fees – Advisor Class	2
Trustees’ fees	17
Interest expense	55
Total Expenses	7,295

Net Investment Income	47,440

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(16,924)
Net realized gain on futures contracts, options and swaps	3,604
Net realized gain on foreign currency transactions	1,254
Net change in unrealized (depreciation) on investments	(29,513)
Net change in unrealized appreciation on futures contracts, options and swaps	2,231
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(49)
Net (Loss)	(39,397)

Net Increase in Net Assets Resulting from Operations	$8,043

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$47,440	$24,960
Net realized gain (loss)	(12,066)	521
Net change in unrealized (depreciation)	(27,331)	(6,910)
Net increase resulting from operations	8,043	18,571

Distributions to Shareholders:
From net investment income
Institutional Class	(1,932)	(1,276)
Administrative Class	(45,759)	(24,317)
Advisor Class	(41)	0
From net realized capital gains
Institutional Class	(1,205)	(483)
Administrative Class	(28,225)	(10,897)
Advisor Class	(68)	0

Total Distributions	(77,230)	(36,973)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	7,837	11,510
Administrative Class	367,822	460,693
Advisor Class	3,086	0
Issued as reinvestment of distributions
Institutional Class	3,137	1,759
Administrative Class	73,676	35,153
Advisor Class	109	0
Cost of shares redeemed
Institutional Class	(6,951)	(4,483)
Administrative Class	(353,626)	(102,785)
Advisor Class	(402)	0
Net increase resulting from Portfolio share transactions	94,688	401,847

Total Increase in Net Assets	25,501	383,445

Net Assets:
Beginning of period	1,056,701	673,256
End of period*	$1,082,202	$1,056,701

*Including undistributed net investment income of:	$9,256	$5,856

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Georgia-Pacific Corp.
7.300% due 12/20/2012	$762	$766
7.350% due 12/20/2012	48	48
7.367% due 12/20/2012	180	182

Total Bank Loan Obligations (Cost $990)		996

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 9.7%
American Express Centurion Bank
5.350% due 05/07/2008	500	500

American International Group, Inc.
5.365% due 06/23/2008	1,200	1,201

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	1,400	1,401
11.622% due 01/09/2009	900	869

Bank of America Corp.
5.378% due 11/06/2009	900	901
5.523% due 02/17/2009	5,400	5,419

Bank of America N.A.
5.361% due 12/18/2008	5,400	5,400

Bank of Ireland
5.415% due 12/18/2009	1,000	999

BNP Paribas
5.292% due 05/28/2008	5,400	5,401

C10 Capital SPV Ltd.
6.722% due 12/01/2049	500	501

Calabash Re II Ltd.
16.246% due 01/08/2010 (a)	250	250

Charter One Bank N.A.
5.430% due 04/24/2009	8,400	8,411

Citigroup, Inc.
5.406% due 12/26/2008	4,900	4,905
5.416% due 01/30/2009	1,000	1,001
5.421% due 05/02/2008	1,000	1,002

Commonwealth Bank of Australia
5.390% due 06/08/2009	400	400

DnB NORBank ASA
5.443% due 10/13/2009	1,100	1,100

Export-Import Bank of Korea
5.590% due 10/04/2011	1,600	1,602

Ford Motor Credit Co.
6.315% due 03/21/2007	6,400	6,399

Foundation Re II Ltd.
12.123% due 11/26/2010	800	800

General Electric Capital Corp.
5.380% due 10/24/2008	800	801
5.396% due 12/12/2008	900	901
5.410% due 03/04/2008	2,800	2,803
5.410% due 10/26/2009	1,000	1,000

General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,646

Goldman Sachs Group, Inc.
5.662% due 06/28/2010	4,700	4,733

HBOS Treasury Services PLC
5.350% due 07/17/2008	1,100	1,101

HSBC Bank USA N.A.
5.426% due 07/28/2008	1,100	1,102

HSBC Finance Corp.
5.375% due 05/21/2008	1,200	1,201
5.420% due 10/21/2009	1,900	1,902

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase & Co.
5.400% due 06/26/2009	$700	$701
5.416% due 06/26/2009	5,500	5,509

Lehman Brothers Holdings, Inc.
5.400% due 11/24/2008	300	300

Merrill Lynch & Co., Inc.
5.414% due 10/23/2008	2,500	2,502

Morgan Stanley
5.390% due 11/21/2008	1,000	1,000

Mystic Re Ltd.
14.370% due 12/05/2008	600	600

Nordea Bank Finland
5.267% due 03/31/2008	300	300
5.308% due 05/28/2008	700	700

Phoenix Quake Ltd.
7.820% due 07/03/2008	500	504

Phoenix Quake Wind Ltd.
7.820% due 07/03/2008	2,000	2,011

Rabobank Nederland
5.394% due 01/15/2009	800	801

Redwood Capital IX Ltd.
11.614% due 01/09/2008	500	500
12.114% due 01/09/2008	500	500

Royal Bank of Scotland Group PLC
5.424% due 07/21/2008	400	400

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	400	400
5.425% due 09/19/2008	500	501
5.426% due 11/20/2009	2,700	2,702

Shackleton Re Ltd.
13.376% due 02/07/2008	1,000	1,007

Societe Generale NY
5.000% due 06/11/2007	900	900

Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	98

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	1,700	1,701

Unicredito Italiano NY
5.370% due 05/29/2008	4,200	4,201

Vita Capital Ltd.
6.710% due 01/01/2007	700	700

Vita Capital II Ltd.
6.486% due 01/01/2012	700	700

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	1,700	1,703

Wachovia Bank N.A.
5.440% due 12/02/2010	2,400	2,403

Westpac Banking Corp.
5.310% due 06/06/2008	5,400	5,401

World Savings Bank FSB
5.415% due 06/20/2008	300	301
5.415% due 05/08/2009	300	300
5.495% due 03/02/2009	300	301

		105,299

INDUSTRIALS 0.9%
CSC Holdings, Inc.
7.875% due 12/15/2007	600	609

DaimlerChrysler N.A. Holding Corp.
5.600% due 03/07/2007	3,500	3,501

EchoStar DBS Corp.
5.750% due 10/01/2008	500	499

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
El Paso Corp.
6.950% due 12/15/2007	$100	$101
7.625% due 08/16/2007	100	102
7.625% due 09/01/2008	1,000	1,035

Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	552
8.625% due 02/01/2022	200	248

Royal Caribbean Cruises Ltd.
7.000% due 10/15/2007	200	203

Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	100	100

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	3,200	3,200

		10,150

UTILITIES 0.7%
America Movil S.A. de C.V.
5.466% due 06/27/2008	5,500	5,496

Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	102

Dominion Resources, Inc.
5.554% due 11/14/2008	300	300

Embarq Corp.
7.082% due 06/01/2016	300	306

NiSource Finance Corp.
5.940% due 11/23/2009	800	801

		7,005

Total Corporate Bonds & Notes (Cost $122,008)		122,454

MUNICIPAL BONDS & NOTES 0.1%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	510

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
4.750% due 06/15/2038 (f)	390	402

Rhode Island State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	531

Total Municipal Bonds & Notes (Cost $1,274)		1,443

U.S. GOVERNMENT AGENCIES 14.9%
Fannie Mae
4.190% due 11/01/2034	6,898	6,832
4.565% due 07/01/2035	858	855
4.677% due 05/25/2035	2,900	2,864
4.693% due 01/01/2035	746	738
5.410% due 12/25/2036	584	586
5.500% due 03/01/2034 - 01/01/2037	71,224	70,416
5.700% due 05/25/2042	335	336
5.950% due 02/25/2044	1,329	1,328
5.958% due 06/01/2043 - 09/01/2044	15,089	15,184
6.000% due 09/01/2035 - 01/01/2037	15,134	15,240
7.295% due 11/01/2024	23	24

Federal Home Loan Bank
5.500% due 06/30/2008	5,400	5,403

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Real Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	$1,210	$1,194
4.560% due 01/01/2034	745	735
5.000% due 08/15/2020	5,400	5,340
5.500% due 06/12/2008	6,600	6,601
5.610% due 08/25/2031	214	215
5.700% due 12/15/2030	538	539
5.958% due 10/25/2044 - 02/25/2045	21,254	21,340

Small Business Administration
4.504% due 02/01/2014	1,790	1,737
4.880% due 11/01/2024	3,680	3,616

Total U.S. Government Agencies (Cost $161,712)		161,123

U.S. TREASURY OBLIGATIONS 116.5%
Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	108,793	103,175
1.625% due 01/15/2015	3,272	3,081
1.875% due 07/15/2015	115,235	110,468
2.000% due 01/15/2014	101,998	99,114
2.000% due 07/15/2014	96,347	93,544
2.000% due 01/15/2016	16,148	15,596
2.000% due 01/15/2026	53,114	49,969
2.375% due 04/15/2011	48,555	48,377
2.375% due 01/15/2025	98,058	97,656
2.500% due 07/15/2016	19,687	19,843
3.000% due 07/15/2012	106,726	109,865
3.375% due 01/15/2007	32,513	32,467
3.375% due 01/15/2012	4,541	4,742
3.375% due 04/15/2032	1,817	2,195
3.500% due 01/15/2011	47,949	49,931
3.625% due 01/15/2008	97,947	99,022
3.625% due 04/15/2028	61,266	73,990
3.875% due 01/15/2009	69,077	70,998
3.875% due 04/15/2029	83,132	104,713
4.250% due 01/15/2010	47,379	49,882

U.S. Treasury Bonds
4.500% due 02/15/2036	4,400	4,186
6.625% due 02/15/2027	1,300	1,585
8.875% due 08/15/2017	1,000	1,338

U.S. Treasury Notes
4.250% due 11/15/2014	1,000	970
4.500% due 02/28/2011	1,700	1,688
4.500% due 11/15/2015	2,800	2,758
4.875% due 04/30/2011	9,200	9,263

Total U.S. Treasury Obligations (Cost $1,292,681)		1,260,416

MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Investment Trust
5.500% due 09/25/2035	201	201

Arkle Master Issuer PLC
5.330% due 11/19/2007	1,300	1,302

Banc of America Funding Corp.
4.621% due 02/20/2036	3,458	3,411

Banc of America Mortgage Securities
6.500% due 09/25/2033	212	214

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	600	607

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	187	187

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	4,409	4,348
4.900% due 12/25/2035	246	245

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
5.420% due 07/25/2046	$695	$696
5.430% due 09/20/2046	1,085	1,085
5.530% due 02/20/2047	1,499	1,504
5.630% due 12/25/2035	132	133

Countrywide Home Loan Mortgage Pass-Through Trust
3.784% due 11/19/2033	266	256
5.500% due 01/25/2046 (a)	500	501
5.690% due 06/25/2035	763	763

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	1,134	1,126

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.450% due 10/25/2036	1,509	1,511

First Horizon Alternative Mortgage Securities
4.752% due 06/25/2034	987	981

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	8,487	8,309

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	795	795
5.430% due 01/25/2047	5,400	5,400
5.570% due 06/25/2045	1,406	1,412
5.620% due 11/25/2045	927	929

GSR Mortgage Loan Trust
4.540% due 09/25/2035	2,479	2,436

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	402	403

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	489	489

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	1,121	1,125
5.450% due 01/25/2037	983	984

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	700	680

Mellon Residential Funding Corp.
5.700% due 11/15/2031	1,313	1,316
5.790% due 12/15/2030	1,074	1,079

Merrill Lynch Floating Trust
5.420% due 06/15/2022	272	273

Residential Accredit Loans, Inc.
5.650% due 08/25/2035	455	456

Securitized Asset Sales, Inc.
7.612% due 11/26/2023	12	12

Sequoia Mortgage Trust
5.700% due 10/19/2026	423	423

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	803	800
6.227% due 01/25/2035	571	577

Structured Asset Mortgage Investments, Inc.
5.420% due 08/25/2036	992	992
5.510% due 06/25/2036	430	431

Structured Asset Securities Corp.
5.345% due 10/25/2035	856	854
5.400% due 05/25/2036	73	73

TBW Mortgage-Backed Pass-Through Certificates
5.450% due 09/25/2036	236	237
5.460% due 01/25/2037	1,400	1,401

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	5,255	5,254
5.440% due 08/25/2036	2,563	2,560
5.460% due 04/25/2036	96	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.557% due 01/25/2047	$2,200	$2,203
5.568% due 12/25/2046	289	290
5.610% due 11/25/2045	746	749
5.640% due 08/25/2045	229	229
5.640% due 10/25/2045	4,932	4,942
5.777% due 07/25/2046	2,278	2,290
5.827% due 02/25/2046	697	701
5.882% due 11/25/2046	295	297
6.027% due 11/25/2042	190	190

Wells Fargo Mortgage-Backed Securities Trust
3.539% due 09/25/2034	556	538
4.109% due 06/25/2035	1,100	1,091

Total Mortgage-Backed Securities (Cost $72,326)		72,387

ASSET-BACKED SECURITIES 14.3%
Aames Mortgage Investment Trust
5.410% due 04/25/2036	144	144

Accredited Mortgage Loan Trust
5.510% due 09/25/2035	300	300

ACE Securities Corp.
5.370% due 07/25/2036	633	633
5.370% due 12/25/2036	383	383
5.460% due 10/25/2035	1,385	1,386

Argent Securities, Inc.
5.370% due 10/25/2036	1,335	1,336
5.420% due 04/25/2036	853	853
5.430% due 03/25/2036	885	885
5.470% due 10/25/2035	112	112
5.490% due 02/25/2036	726	726

Asset-Backed Funding Certificates
5.380% due 11/25/2036	163	163
5.380% due 01/25/2037	5,306	5,310
5.700% due 06/25/2034	1,719	1,722

Asset-Backed Securities Corp. Home Equity
5.370% due 11/25/2036	195	195

Bank One Issuance Trust
5.460% due 12/15/2010	600	601

Bear Stearns Asset-Backed Securities, Inc.
5.370% due 11/25/2036	193	193
5.430% due 12/25/2035	339	339
5.440% due 04/25/2036	446	446
5.550% due 09/25/2034	775	776
5.680% due 10/25/2032	58	58
5.680% due 01/25/2036	186	186
5.800% due 03/25/2043	191	191

Capital One Auto Finance Trust
5.340% due 12/14/2007	1,100	1,101

Carrington Mortgage Loan Trust
5.400% due 01/25/2037	1,200	1,201

Centex Home Equity
5.400% due 06/25/2036	2,481	2,482

Chase Credit Card Master Trust
5.450% due 10/15/2009	400	401
5.460% due 10/15/2010	500	501
5.460% due 02/15/2011	1,000	1,003
5.470% due 02/15/2010	300	301

Chase Issuance Trust
5.360% due 12/15/2010	400	400

Citibank Credit Card Issuance Trust
5.435% due 03/20/2009	4,800	4,804
5.474% due 01/15/2010	1,505	1,508

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
5.400% due 11/25/2036	$590	$590
5.430% due 12/25/2035	1,181	1,182
5.650% due 11/25/2034	41	41

Countrywide Asset-Backed Certificates
5.370% due 12/26/2036	3,500	3,504
5.370% due 05/25/2037	695	696
5.380% due 01/25/2046	1,835	1,836
5.400% due 01/25/2037	1,212	1,213
5.400% due 05/25/2037	1,286	1,286
5.410% due 09/25/2046	689	689
5.420% due 07/25/2036	615	615
5.420% due 09/25/2036	1,119	1,120
5.420% due 12/25/2036	3,600	3,603
5.460% due 10/25/2046	1,423	1,424
5.480% due 07/25/2036	639	639

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036	3,041	3,043

DaimlerChrysler Auto Trust
5.329% due 12/08/2007	4,000	4,004

Equity One Asset-Backed Securities, Inc.
5.650% due 04/25/2034	125	125

FBR Securitization Trust
5.460% due 10/25/2035	1,306	1,307
5.470% due 10/25/2035	200	200
5.530% due 09/25/2035	1,139	1,140

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	2,429	2,430
5.370% due 12/25/2036	291	291
5.440% due 01/25/2036	1,564	1,566
5.490% due 05/25/2035	146	146

Ford Credit Auto Owner Trust
4.240% due 03/15/2008	269	269

Fremont Home Loan Trust
5.370% due 10/25/2036	174	175
5.410% due 01/25/2037	600	600
5.440% due 01/25/2036	432	432
5.520% due 01/25/2036	300	300

GSAMP Trust
5.360% due 10/25/2036	287	287
5.390% due 10/25/2036	303	303
5.440% due 11/25/2035	1,859	1,860
5.460% due 11/25/2035	1,131	1,132
5.640% due 03/25/2034	268	268

GSR Mortgage Loan Trust
5.450% due 11/25/2030	763	763

HFC Home Equity Loan Asset-Backed Certificates
5.420% due 03/20/2036	500	501

Home Equity Asset Trust
5.430% due 05/25/2036	660	661
5.460% due 02/25/2036	426	426

Honda Auto Receivables Owner Trust
5.342% due 11/15/2007	1,171	1,171

HSI Asset Securitization Corp. Trust
5.370% due 10/25/2036	287	288
5.400% due 12/25/2036	5,325	5,315
5.430% due 12/25/2035	769	769

Hyundai Auto Receivables Trust
5.348% due 11/15/2007	300	300

Indymac Residential Asset-Backed Trust
5.370% due 11/25/2036	541	541
5.410% due 04/25/2037	3,600	3,593
5.450% due 03/25/2036	692	692

JPMorgan Mortgage Acquisition Corp.
5.360% due 08/25/2036	285	285
5.370% due 07/25/2036	550	551
5.370% due 08/25/2036	1,306	1,307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.400% due 10/25/2036	$3,189	$3,191
5.420% due 05/25/2035	351	351
5.420% due 11/25/2036	259	259
5.560% due 06/25/2035	67	68

Lehman XS Trust
5.420% due 05/25/2046	644	645
5.430% due 04/25/2046	2,287	2,288
5.430% due 07/25/2046	1,237	1,237
5.430% due 11/25/2046	1,425	1,426

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	195	195
5.380% due 06/25/2036	123	123
5.410% due 04/25/2036	209	209
5.420% due 03/25/2036	223	223
5.430% due 02/25/2036	475	475
5.440% due 01/25/2036	372	372
5.500% due 08/25/2035	276	276
5.550% due 11/25/2034	273	273

MASTR Asset-Backed Securities Trust
5.380% due 10/25/2036	86	86
5.410% due 11/25/2036	3,000	3,004
5.430% due 01/25/2036	1,032	1,033

MBNA Credit Card Master Note Trust
5.450% due 12/15/2011	100	100
5.519% due 09/15/2010	200	201

Merrill Lynch Mortgage Investors, Inc.
5.350% due 06/25/2037	459	460
5.390% due 07/25/2037	824	825
5.400% due 05/25/2037	922	922
5.420% due 08/25/2036	4,500	4,504
5.430% due 01/25/2037	388	388
5.507% due 06/25/2036	1,114	1,114

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	767	767
5.370% due 09/25/2036	747	748
5.370% due 10/25/2036	483	483
5.380% due 06/25/2036	66	66
5.390% due 06/25/2036	137	137
5.390% due 07/25/2036	3,610	3,613
5.430% due 12/25/2035	63	64

Morgan Stanley IXIS Real Estate Capital Trust
5.370% due 11/25/2036	191	191

Nelnet Student Loan Trust
5.338% due 09/25/2012	4,800	4,800
5.347% due 10/27/2014	245	245
5.467% due 07/25/2016	700	702
5.467% due 10/25/2016	904	905

New Century Home Equity Loan Trust
5.460% due 09/25/2035	66	66
5.470% due 10/25/2035	52	52

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	440	441

Nissan Auto Lease Trust
5.347% due 12/14/2007	265	265

Nomura Asset Acceptance Corp.
5.490% due 01/25/2036	553	553

Nomura Home Equity Loan, Inc.
5.430% due 02/25/2036	167	167

Option One Mortgage Loan Trust
5.360% due 02/25/2037	94	94
5.400% due 07/25/2036	142	142
5.450% due 11/25/2035	541	542

Park Place Securities, Inc.
5.610% due 09/25/2035	83	83

Renaissance Home Equity Loan Trust
5.500% due 11/25/2035	21	21
5.730% due 12/25/2032	104	105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Residential Asset Mortgage Products, Inc.
5.390% due 11/25/2036	$364	$365
5.430% due 01/25/2036	478	478

Residential Asset Securities Corp.
5.360% due 06/25/2036	1,431	1,432
5.390% due 06/25/2036	2,264	2,266
5.390% due 11/25/2036	385	385
5.420% due 04/25/2036	174	174
5.420% due 11/25/2036	2,014	2,015
5.450% due 10/25/2035	120	120

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	1,295	1,296

SACO I, Inc.
5.460% due 12/25/2035	309	309

Securitized Asset-Backed Receivables LLC Trust
5.370% due 09/25/2036	270	270
5.420% due 10/25/2035	255	256

SG Mortgage Securities Trust
5.450% due 10/25/2035	15	15

SLM Student Loan Trust
5.323% due 07/25/2013	700	700
5.345% due 10/25/2012	1,100	1,100
5.392% due 04/25/2012	500	500
5.467% due 10/25/2013	86	87

Soundview Home Equity Loan Trust
5.350% due 07/25/2036	1,629	1,631
5.370% due 10/25/2036	1,266	1,266
5.380% due 11/25/2036	583	583
5.420% due 02/25/2036	87	87
5.420% due 03/25/2036	391	391
5.420% due 10/25/2036	367	367
5.580% due 06/25/2035	370	370

Specialty Underwriting & Residential Finance
5.350% due 06/25/2037	155	155
5.395% due 11/25/2037	96	96

Structured Asset Investment Loan Trust
5.370% due 07/25/2036	146	147
5.440% due 07/25/2035	84	84

Structured Asset Securities Corp.
4.900% due 04/25/2035	1,617	1,564
5.370% due 10/25/2036	1,299	1,300
5.430% due 11/25/2035	385	385
5.480% due 12/25/2035	1,382	1,383

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	29	29

Triad Auto Receivables Owner Trust
5.341% due 11/13/2007	447	447

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	54	54

USAA Auto Owner Trust
5.030% due 11/17/2008	517	517

Wachovia Auto Owner Trust
4.820% due 02/20/2009	5,217	5,213
5.358% due 11/09/2007	222	222

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	1,300	1,302

Total Asset-Backed Securities (Cost $154,951)		154,980

SOVEREIGN ISSUES 0.1%
Colombia Government International Bond
10.000% due 01/23/2012	350	413

Mexico Government International Bond
5.625% due 01/15/2017	150	151

Total Sovereign Issues (Cost $495)		564

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.6%
Canadian Government Bond
3.000% due 12/01/2036 (c)	CAD	529	585

France Government Bond
3.000% due 07/25/2012 (c)	EUR	1,654	2,328

Italy Buoni Poliennali Del Tesoro
2.150% due 09/15/2014 (c)		$534	716

Province of Quebec Canada
5.000% due 12/01/2038	CAD	1,000	900

Pylon Ltd.
5.179% due 12/18/2008 (k)	EUR	700	929
7.579% due 12/18/2008		1,100	1,463

Total Foreign Currency-Denominated Issues (Cost $6,717)			6,921

SHORT-TERM INSTRUMENTS 60.3%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
5.265% due 01/29/2007		$400	400

Skandinaviska Enskilda Banken AB
5.272% due 07/06/2007		100	100

Societe Generale NY
5.258% due 06/20/2007		3,500	3,500

			4,000

COMMERCIAL PAPER 58.8%
Abbey National N.A. LLC
5.200% due 04/02/2007		25,800	25,447
5.245% due 01/08/2007		3,400	3,398

ASB Bank Ltd.
5.250% due 01/05/2007		3,200	3,199

ASB Finance Ltd.
5.225% due 03/06/2007		1,000	990
5.250% due 02/27/2007		29,200	28,966

Bank of America Corp.
5.200% due 04/02/2007		3,700	3,649
5.210% due 03/28/2007		100	99
5.225% due 03/27/2007		900	888
5.230% due 03/09/2007		1,200	1,188
5.230% due 03/20/2007		27,600	27,274

Bank of Ireland
5.245% due 01/30/2007		2,700	2,689

Barclays U.S. Funding Corp.
5.250% due 01/22/2007		27,000	26,925
5.250% due 01/30/2007		3,700	3,685

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BNP Paribas Finance
5.300% due 01/02/2007	$17,800	$17,800

CBA (de) Finance
5.245% due 01/31/2007	600	598

Cox Communications, Inc.
5.893% due 01/16/2007	1,100	1,100

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	5,400	5,264

Danske Corp.
5.225% due 03/12/2007	30,600	30,274
5.260% due 01/04/2007	1,400	1,400

Dexia Delaware LLC
5.240% due 02/20/2007	28,500	28,301

DnB NORBank ASA
5.250% due 01/16/2007	30,600	30,542
5.265% due 02/20/2007	1,400	1,390

General Electric Capital Corp.
5.240% due 02/08/2007	24,900	24,770
5.250% due 01/17/2007	2,200	2,195

HBOS Treasury Services PLC
5.240% due 03/07/2007	200	198
5.250% due 02/16/2007	700	696

ING U.S. Funding LLC
5.240% due 02/20/2007	29,800	29,592

IXIS Commercial Paper Corp.
5.220% due 03/16/2007	29,500	29,169

Nordea N.A., Inc.
5.245% due 01/08/2007	32,075	32,052

Rabobank USA Financial Corp.
5.280% due 01/02/2007	29,600	29,600

Skandinaviska Enskilda Banken AB
5.235% due 02/26/2007	2,500	2,480
5.250% due 01/26/2007	600	598

Societe Generale NY
5.230% due 02/09/2007	15,800	15,715
5.240% due 03/12/2007	13,300	13,158
5.245% due 01/08/2007	600	600

Stadshypoket Delaware, Inc.
5.250% due 02/02/2007	14,900	14,835

Statens Bostadsfin Bank
5.250% due 02/08/2007	31,100	30,937

Svenska Handelsbanken, Inc.
5.245% due 01/26/2007	30,000	29,899

Swedbank
5.225% due 03/07/2007	31,100	30,792

Time Warner, Inc.
5.390% due 01/25/2007	11,100	11,063

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Toyota Motor Credit Corp.
5.230% due 02/23/2007		$31,900	$31,664

UBS Finance Delaware LLC
5.160% due 06/12/2007		2,500	2,441
5.185% due 04/02/2007		200	197
5.240% due 01/22/2007		29,800	29,718
5.270% due 01/05/2007		1,800	1,799

Westpac Capital Corp.
5.210% due 04/02/2007		21,900	21,601
5.215% due 02/05/2007		400	398
5.245% due 01/17/2007		4,600	4,591
5.250% due 01/18/2007		600	599

			636,423

REPURCHASE AGREEMENTS 0.1%
Lehman Brothers, Inc.
4.850% due 01/02/2007		1,000	1,000

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,028. Repurchase proceeds are $1,000.)

TRI-PARTY REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
4.900% due 01/02/2007		5,938	5,938

(Dated 12/29/2006. Collateralized by Freddie Mac 5.500% due 01/18/2008 valued at $6,059. Repurchase proceeds are $5,941.)

GERMANY TREASURY BILLS 0.2%
3.090% due 01/17/2007	EUR	1,800	2,373

U.S. TREASURY BILLS 0.2%
4.830% due 03/01/2007 - 03/15/2007 (b)(d)(g)		$2,600	2,575

Total Short-Term Instruments (Cost $652,347)			652,309

Purchased Options (i) 0.0% (Cost $403)			85

Total Investments (e) 224.9% (Cost $2,465,904)			$2,433,678

Written Options (j) (0.1%) (Premiums $643)			(630)

Other Assets and Liabilities (Net) (124.8%)			(1,350,846)

Net Assets 100.0%			$1,082,202

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) When-issued security.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $743 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(e) As of December 31, 2006, portfolio securities with an aggregate value of $52,727 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (m) to Financial Statements for details of Residual Interest Bonds Held in Trust.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(g) Securities with an aggregate market value of $1,088 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Short	12/2007	28	$14
90-Day Eurodollar December Futures	Long	12/2008	35	16
90-Day Eurodollar June Futures	Long	06/2007	16	(9)
90-Day Eurodollar June Futures	Short	06/2008	61	21
90-Day Eurodollar June Futures	Long	06/2009	35	20
90-Day Eurodollar March Futures	Short	03/2008	28	12
90-Day Eurodollar March Futures	Long	03/2009	35	18
90-Day Eurodollar September Futures	Long	09/2007	33	(8)
90-Day Eurodollar September Futures	Short	09/2008	26	6
U.S. Treasury 5-Year Note March Futures	Long	03/2007	108	(57)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	601	(553)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	325	544

				$24

(h) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%	12/20/2008	$2,900	$3
Barclays Bank PLC	Peru Government International Bond 8.750% due 11/21/2033	Sell	0.350%	12/20/2008	1,500	(1)
Barclays Bank PLC	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.330%	12/20/2008	1,500	1
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.780%	12/20/2008	1,500	1
Deutsche Bank AG	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.510%	12/20/2008	3,000	7
Deutsche Bank AG	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.325%	12/20/2008	1,400	1
Deutsche Bank AG	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.790%	12/20/2008	1,400	1
Goldman Sachs & Co.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.400%	6/20/2011	700	68
HSBC Bank USA	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.280%	11/20/2007	1,000	0
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007	1,000	19
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007	1,500	42
Lehman Brothers, Inc.	Peru Government International Bond 9.125% due 02/21/2012	Sell	0.370%	12/20/2008	1,400	0
UBS AG	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.250%	09/20/2007	1,300	46

						$188

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035	CAD	1,900	$(49)
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035		3,600	(92)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		5,000	(36)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	2,500	48
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	40
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.150%	01/19/2016		15,000	188
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,100	11
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		2,500	14
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		6,800	203
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	67
UBS AG	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		2,700	(4)
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		2,700	14
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	19,700	(161)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		2,500	134
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		5,000	(39)
UBS AG	UK RPI Index	Pay	2.548%	11/14/2016		5,000	22

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Real Return Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016	MXN	17,000	$97
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$3,700	(41)
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		22,700	519
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		5,900	(20)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		49,500	1,042
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		5,400	(223)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		5,700	(313)
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		23,500	(79)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		6,500	57
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2037		4,200	91
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		30,000	(100)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		100	2
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2037		5,100	111
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		3,100	(34)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		184,000	561
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		9,000	(30)

							$2,000

(i) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$102.500	02/23/2007	80	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	401	8	7
Put - CBOT U.S. Treasury 10-Year Note March Futures	104.000	02/23/2007	264	5	8
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	288	3	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	23	0	0

				$17	$16

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	$43,000	$189	$252
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	9,000	33	53

							$222	$305

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	$ 82.000	03/20/2007	$100,000	$23	$0
Put - OTC Treasury Inflation Protected Securities 0.875% due 07/15/2015	66.000	01/23/2007	93,000	22	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	85.000	01/18/2007	100,000	23	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	76.500	02/21/2007	50,000	12	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	75.000	01/24/2007	37,300	9	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	86.250	01/24/2007	100,000	23	0
Put - OTC Treasury Inflation Protected Securities 3.625% due 01/15/2008	96.000	03/20/2007	100,000	24	5
Put - OTC Treasury Inflation Protected Securities 3.875% due 01/15/2009	94.000	03/20/2007	70,000	16	4
Put - OTC Treasury Inflation Protected Securities 4.250% due 01/15/2010	92.000	03/20/2007	50,000	12	2

				$164	$11

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	3/20/2007	$21,800	$0	$(219)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	JPMorgan Chase Bank	0.000	3/20/2007	2,900	0	(28)

					$0	$(247)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(j) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$115.000	02/23/2007	73	$25	$11
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	73	15	38

				$40	$49

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.300%	01/02/2007	$23,000	$120	$204
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.900%	01/02/2007	13,000	147	0
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	6.100%	01/02/2007	10,000	66	0
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.750%	02/01/2007	14,400	20	4
Put - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.350%	02/01/2007	14,400	23	7
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	19,000	193	304
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007	4,000	34	62

							$603	$581

(k) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Pylon Ltd.	5.179%	12/18/2008	12/11/2003	$850	$929	0.09%

(l) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(3)
Treasury Inflation Protected Securities	1.875%	07/15/2013	$11,637	$11,384	$11,248
U.S. Treasury Notes	3.625%	05/15/2013	300	286	284
U.S. Treasury Notes	4.000%	02/15/2014	3,000	2,926	2,922
U.S. Treasury Notes	4.500%	02/15/2016	3,400	3,405	3,414
U.S. Treasury Notes	4.875%	08/15/2016	20,000	20,659	20,643

				$38,660	$38,511

(3) Market value includes $517 of interest payable on short sales.

(m) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	2,572	01/2007	$38	$0	$38
Buy	EUR	6,770	01/2007	0	(100)	(100)
Sell		5,392	01/2007	0	(35)	(35)
Buy	GBP	108	01/2007	1	0	1
Buy	JPY	109,359	01/2007	0	(6)	(6)
Sell		1,172,244	01/2007	15	0	15
Buy		3,426,441	02/2007	0	(386)	(386)
Buy	PLN	264	04/2007	3	0	3
Buy	RUB	2,255	03/2007	1	0	1

				$58	$(527)	$(469)

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust(the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders    Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	PLN	Polish Zloty
GBP	Great British Pound	RUB	Russian Ruble
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Residual Interest Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

18	PIMCO Variable Insurance Trust

December 31, 2006

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(q) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,177,488	$15,906,023	$337,398	$63,540

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	158	$0	$34
Sales	3,597	123,700	1,465
Closing Buys	(1,349)	(25,900)	(339)
Expirations	(1,976)	0	(326)
Exercised	(284)	0	(191)
Balance at 12/31/2006	146	$97,800	$643

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 11,690	$ 11	$ (29,347)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (281)	$ 0	$ (44,312)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 2,470,950	$ 1,569	$ (38,841)	$ (37,272)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 77,230	$ 0	$ 0
12/31/2005	36,794	179	0

(5) Includes short-term capital gains, if any, distributed.

20	PIMCO Variable Insurance Trust

December 31, 2006

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	629	$7,837	890	$11,510
Administrative Class	29,533	367,822	35,702	460,693
Advisor Class	248	3,086	0	0
Issued as reinvestment of distributions
Institutional Class	255	3,137	137	1,759
Administrative Class	5,979	73,676	2,742	35,153
Advisor Class	9	109	0	0
Cost of shares redeemed
Institutional Class	(557)	(6,951)	(349)	(4,483)
Administrative Class	(28,578)	(353,626)	(7,983)	(102,785)
Advisor Class	(32)	(402)	0	0
Net increase resulting from Portfolio share transactions	7,486	$94,688	31,139	$401,847

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	3	52
Advisor Class	2	90

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs,

PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	23

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	25

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Real Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2006

                         PIMCO Real Return        Lehman Brothers
                      Portfolio Advisor Class     U.S. TIPS Index
                      -----------------------     ---------------
     02/28/2006              $10,000                 $10,000
     03/31/2006                9,749                   9,781
     04/30/2006                9,773                   9,772
     05/31/2006                9,806                   9,801
     06/30/2006                9,809                   9,829
     07/31/2006                9,969                   9,989
     08/31/2006               10,141                  10,162
     09/30/2006               10,138                  10,179
     10/31/2006               10,111                  10,161
     11/30/2006               10,254                  10,287
     12/31/2006               10,005                  10,047

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Treasury Obligations	51.8%
Short-Term Instruments	26.8%
U.S. Government Agencies	6.6%
Asset-Backed Securities	6.4%
Corporate Bonds & Notes	5.0%
Other	3.4%

‡	% of Total Investments as of 12/31/2006

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (02/28/06)
	PIMCO Real Return Portfolio Advisor Class	0.04%
....	Lehman Brothers U.S. TIPS Index±	0.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,019.92	$1,021.42
Expenses Paid During Period†	$3.82	$3.82

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

»

The Portfolio’s above benchmark duration detracted from overall performance as real yields on Treasury Inflation-Protected Securities (“TIPS”) increased due to resilient U.S. economic growth during the period.

»	The Portfolio’s emphasis on U.S. nominal bonds benefited performance as nominal bonds gained overall and outperformed U.S. TIPS during the period.

»	Exposure to short maturity U.S. nominal bonds during the period detracted from performance due to a flattening of the nominal yield curve.

»	An emphasis on nominal bonds in the Eurozone versus Eurozone Inflation-Linked Bonds (“ILBs”) benefited performance as nominal bonds outperformed ILBs in the region.

»

Modest exposure to the Japanese yen detracted from performance as the U.S. dollar gained against the yen. A benign inflationary environment resulted in the Bank of Japan increasing interest rates slower than markets had anticipated during the period.

»	Holdings of mortgage-backed securities during the period benefited performance due to declining volatility and strong overseas demand.

4	PIMCO Variable Insurance Trust

Financial Highlights  Real Return Portfolio

Selected Per Share Data for the Period Ended:	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$12.69
Net investment income (a)	0.47
Net realized/unrealized (loss) on investments (a)	(0.46)
Total income from investment operations	0.01
Dividends from net investment income	(0.44)
Distributions from net realized capital gains	(0.33)
Total distributions	(0.77)
Net asset value end of period	$11.93
Total return	0.04%
Net assets end of period (000s)	$2,684
Ratio of expenses to average net assets	0.75%*
Ratio of expenses to average net assets excluding interest expense	0.75%*
Ratio of net investment income to average net assets	4.49%*
Portfolio turnover rate	963%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities  Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$2,433,678
Cash	82
Foreign currency, at value	621
Receivable for investments sold	27,801
Receivable for investments sold on a delayed-delivery basis	48,571
Receivable for Portfolio shares sold	1,427
Interest and dividends receivable	5,475
Variation margin receivable	8
Swap premiums paid	2,190
Unrealized appreciation on forward foreign currency contracts	58
Unrealized appreciation on swap agreements	3,410
Other assets	5,119
2,528,440

Liabilities:
Payable for investments purchased	$60,599
Payable for investments purchased on a delayed-delivery basis	1,340,798
Payable for Portfolio shares redeemed	1,548
Payable for short sales	38,511
Payable for floating rate notes issued	260
Written options outstanding	630
Dividends payable	19
Accrued investment advisory fee	250
Accrued administration fee	250
Accrued distribution fee	2
Accrued servicing fee	130
Variation margin payable	57
Swap premiums received	1,435
Unrealized depreciation on forward foreign currency contracts	527
Unrealized depreciation on swap agreements	1,222
1,446,238

Net Assets	$1,082,202

Net Assets Consist of:
Paid in capital	$1,144,441
Undistributed net investment income	9,256
Accumulated undistributed net realized (loss)	(46,792)
Net unrealized (depreciation)	(24,703)
$1,082,202

Net Assets:
Institutional Class	$45,852
Administrative Class	1,033,666
Advisor Class	2,684

Shares Issued and Outstanding:
Institutional Class	3,845
Administrative Class	86,667
Advisor Class	225

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.93
Administrative Class	11.93
Advisor Class	11.93

Cost of Investments Owned	$2,465,904
Cost of Foreign Currency Held	$620
Proceeds Received on Short Sales	$38,660
Premiums Received on Written Options	$643

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$54,731
Miscellaneous income	4
Total Income	54,735

Expenses:
Investment advisory fees	2,803
Administration fees	2,803
Servicing fees – Administrative Class	1,615
Distribution and/or servicing fees – Advisor Class	2
Trustees’ fees	17
Interest expense	55
Total Expenses	7,295

Net Investment Income	47,440

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(16,924)
Net realized gain on futures contracts, options and swaps	3,604
Net realized gain on foreign currency transactions	1,254
Net change in unrealized (depreciation) on investments	(29,513)
Net change in unrealized appreciation on futures contracts, options and swaps	2,231
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(49)
Net (Loss)	(39,397)

Net Increase in Net Assets Resulting from Operations	$8,043

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$47,440	$24,960
Net realized gain (loss)	(12,066)	521
Net change in unrealized (depreciation)	(27,331)	(6,910)
Net increase resulting from operations	8,043	18,571

Distributions to Shareholders:
From net investment income
Institutional Class	(1,932)	(1,276)
Administrative Class	(45,759)	(24,317)
Advisor Class	(41)	0
From net realized capital gains
Institutional Class	(1,205)	(483)
Administrative Class	(28,225)	(10,897)
Advisor Class	(68)	0

Total Distributions	(77,230)	(36,973)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	7,837	11,510
Administrative Class	367,822	460,693
Advisor Class	3,086	0
Issued as reinvestment of distributions
Institutional Class	3,137	1,759
Administrative Class	73,676	35,153
Advisor Class	109	0
Cost of shares redeemed
Institutional Class	(6,951)	(4,483)
Administrative Class	(353,626)	(102,785)
Advisor Class	(402)	0
Net increase resulting from Portfolio share transactions	94,688	401,847

Total Increase in Net Assets	25,501	383,445

Net Assets:
Beginning of period	1,056,701	673,256
End of period*	$1,082,202	$1,056,701

*Including undistributed net investment income of:	$9,256	$5,856

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Real Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Georgia-Pacific Corp.
7.300% due 12/20/2012	$762	$766
7.350% due 12/20/2012	48	48
7.367% due 12/20/2012	180	182

Total Bank Loan Obligations (Cost $990)		996

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 9.7%
American Express Centurion Bank
5.350% due 05/07/2008	500	500

American International Group, Inc.
5.365% due 06/23/2008	1,200	1,201

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	1,400	1,401
11.622% due 01/09/2009	900	869

Bank of America Corp.
5.378% due 11/06/2009	900	901
5.523% due 02/17/2009	5,400	5,419

Bank of America N.A.
5.361% due 12/18/2008	5,400	5,400

Bank of Ireland
5.415% due 12/18/2009	1,000	999

BNP Paribas
5.292% due 05/28/2008	5,400	5,401

C10 Capital SPV Ltd.
6.722% due 12/01/2049	500	501

Calabash Re II Ltd.
16.246% due 01/08/2010 (a)	250	250

Charter One Bank N.A.
5.430% due 04/24/2009	8,400	8,411

Citigroup, Inc.
5.406% due 12/26/2008	4,900	4,905
5.416% due 01/30/2009	1,000	1,001
5.421% due 05/02/2008	1,000	1,002

Commonwealth Bank of Australia
5.390% due 06/08/2009	400	400

DnB NORBank ASA
5.443% due 10/13/2009	1,100	1,100

Export-Import Bank of Korea
5.590% due 10/04/2011	1,600	1,602

Ford Motor Credit Co.
6.315% due 03/21/2007	6,400	6,399

Foundation Re II Ltd.
12.123% due 11/26/2010	800	800

General Electric Capital Corp.
5.380% due 10/24/2008	800	801
5.396% due 12/12/2008	900	901
5.410% due 03/04/2008	2,800	2,803
5.410% due 10/26/2009	1,000	1,000

General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,646

Goldman Sachs Group, Inc.
5.662% due 06/28/2010	4,700	4,733

HBOS Treasury Services PLC
5.350% due 07/17/2008	1,100	1,101

HSBC Bank USA N.A.
5.426% due 07/28/2008	1,100	1,102

HSBC Finance Corp.
5.375% due 05/21/2008	1,200	1,201
5.420% due 10/21/2009	1,900	1,902

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
JPMorgan Chase & Co.
5.400% due 06/26/2009	$700	$701
5.416% due 06/26/2009	5,500	5,509

Lehman Brothers Holdings, Inc.
5.400% due 11/24/2008	300	300

Merrill Lynch & Co., Inc.
5.414% due 10/23/2008	2,500	2,502

Morgan Stanley
5.390% due 11/21/2008	1,000	1,000

Mystic Re Ltd.
14.370% due 12/05/2008	600	600

Nordea Bank Finland
5.267% due 03/31/2008	300	300
5.308% due 05/28/2008	700	700

Phoenix Quake Ltd.
7.820% due 07/03/2008	500	504

Phoenix Quake Wind Ltd.
7.820% due 07/03/2008	2,000	2,011

Rabobank Nederland
5.394% due 01/15/2009	800	801

Redwood Capital IX Ltd.
11.614% due 01/09/2008	500	500
12.114% due 01/09/2008	500	500

Royal Bank of Scotland Group PLC
5.424% due 07/21/2008	400	400

Santander U.S. Debt S.A. Unipersonal
5.375% due 09/21/2007	400	400
5.425% due 09/19/2008	500	501
5.426% due 11/20/2009	2,700	2,702

Shackleton Re Ltd.
13.376% due 02/07/2008	1,000	1,007

Societe Generale NY
5.000% due 06/11/2007	900	900

Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	98

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	1,700	1,701

Unicredito Italiano NY
5.370% due 05/29/2008	4,200	4,201

Vita Capital Ltd.
6.710% due 01/01/2007	700	700

Vita Capital II Ltd.
6.486% due 01/01/2012	700	700

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	1,700	1,703

Wachovia Bank N.A.
5.440% due 12/02/2010	2,400	2,403

Westpac Banking Corp.
5.310% due 06/06/2008	5,400	5,401

World Savings Bank FSB
5.415% due 06/20/2008	300	301
5.415% due 05/08/2009	300	300
5.495% due 03/02/2009	300	301

		105,299

INDUSTRIALS 0.9%
CSC Holdings, Inc.
7.875% due 12/15/2007	600	609

DaimlerChrysler N.A. Holding Corp.
5.600% due 03/07/2007	3,500	3,501

EchoStar DBS Corp.
5.750% due 10/01/2008	500	499

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
El Paso Corp.
6.950% due 12/15/2007	$100	$101
7.625% due 08/16/2007	100	102
7.625% due 09/01/2008	1,000	1,035

Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	552
8.625% due 02/01/2022	200	248

Royal Caribbean Cruises Ltd.
7.000% due 10/15/2007	200	203

Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	100	100

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	3,200	3,200

		10,150

UTILITIES 0.7%
America Movil S.A. de C.V.
5.466% due 06/27/2008	5,500	5,496

Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	102

Dominion Resources, Inc.
5.554% due 11/14/2008	300	300

Embarq Corp.
7.082% due 06/01/2016	300	306

NiSource Finance Corp.
5.940% due 11/23/2009	800	801

		7,005

Total Corporate Bonds & Notes (Cost $122,008)		122,454

MUNICIPAL BONDS & NOTES 0.1%
Badger, Wisconsin Tobacco Asset Securitization Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	510

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
4.750% due 06/15/2038 (f)	390	402

Rhode Island State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	531

Total Municipal Bonds & Notes (Cost $1,274)		1,443

U.S. GOVERNMENT AGENCIES 14.9%
Fannie Mae
4.190% due 11/01/2034	6,898	6,832
4.565% due 07/01/2035	858	855
4.677% due 05/25/2035	2,900	2,864
4.693% due 01/01/2035	746	738
5.410% due 12/25/2036	584	586
5.500% due 03/01/2034 - 01/01/2037	71,224	70,416
5.700% due 05/25/2042	335	336
5.950% due 02/25/2044	1,329	1,328
5.958% due 06/01/2043 - 09/01/2044	15,089	15,184
6.000% due 09/01/2035 - 01/01/2037	15,134	15,240
7.295% due 11/01/2024	23	24

Federal Home Loan Bank
5.500% due 06/30/2008	5,400	5,403

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Real Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Freddie Mac
4.000% due 03/15/2023 - 10/15/2023	$1,210	$1,194
4.560% due 01/01/2034	745	735
5.000% due 08/15/2020	5,400	5,340
5.500% due 06/12/2008	6,600	6,601
5.610% due 08/25/2031	214	215
5.700% due 12/15/2030	538	539
5.958% due 10/25/2044 - 02/25/2045	21,254	21,340

Small Business Administration
4.504% due 02/01/2014	1,790	1,737
4.880% due 11/01/2024	3,680	3,616

Total U.S. Government Agencies (Cost $161,712)		161,123

U.S. TREASURY OBLIGATIONS 116.5%
Treasury Inflation Protected Securities (c)
0.875% due 04/15/2010	108,793	103,175
1.625% due 01/15/2015	3,272	3,081
1.875% due 07/15/2015	115,235	110,468
2.000% due 01/15/2014	101,998	99,114
2.000% due 07/15/2014	96,347	93,544
2.000% due 01/15/2016	16,148	15,596
2.000% due 01/15/2026	53,114	49,969
2.375% due 04/15/2011	48,555	48,377
2.375% due 01/15/2025	98,058	97,656
2.500% due 07/15/2016	19,687	19,843
3.000% due 07/15/2012	106,726	109,865
3.375% due 01/15/2007	32,513	32,467
3.375% due 01/15/2012	4,541	4,742
3.375% due 04/15/2032	1,817	2,195
3.500% due 01/15/2011	47,949	49,931
3.625% due 01/15/2008	97,947	99,022
3.625% due 04/15/2028	61,266	73,990
3.875% due 01/15/2009	69,077	70,998
3.875% due 04/15/2029	83,132	104,713
4.250% due 01/15/2010	47,379	49,882

U.S. Treasury Bonds
4.500% due 02/15/2036	4,400	4,186
6.625% due 02/15/2027	1,300	1,585
8.875% due 08/15/2017	1,000	1,338

U.S. Treasury Notes
4.250% due 11/15/2014	1,000	970
4.500% due 02/28/2011	1,700	1,688
4.500% due 11/15/2015	2,800	2,758
4.875% due 04/30/2011	9,200	9,263

Total U.S. Treasury Obligations (Cost $1,292,681)		1,260,416

MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Investment Trust
5.500% due 09/25/2035	201	201

Arkle Master Issuer PLC
5.330% due 11/19/2007	1,300	1,302

Banc of America Funding Corp.
4.621% due 02/20/2036	3,458	3,411

Banc of America Mortgage Securities
6.500% due 09/25/2033	212	214

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	600	607

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	187	187

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	4,409	4,348
4.900% due 12/25/2035	246	245

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Alternative Loan Trust
5.420% due 07/25/2046	$695	$696
5.430% due 09/20/2046	1,085	1,085
5.530% due 02/20/2047	1,499	1,504
5.630% due 12/25/2035	132	133

Countrywide Home Loan Mortgage Pass-Through Trust
3.784% due 11/19/2033	266	256
5.500% due 01/25/2046 (a)	500	501
5.690% due 06/25/2035	763	763

CS First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	1,134	1,126

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.450% due 10/25/2036	1,509	1,511

First Horizon Alternative Mortgage Securities
4.752% due 06/25/2034	987	981

GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	8,487	8,309

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	795	795
5.430% due 01/25/2047	5,400	5,400
5.570% due 06/25/2045	1,406	1,412
5.620% due 11/25/2045	927	929

GSR Mortgage Loan Trust
4.540% due 09/25/2035	2,479	2,436

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	402	403

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	489	489

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	1,121	1,125
5.450% due 01/25/2037	983	984

MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/2034	700	680

Mellon Residential Funding Corp.
5.700% due 11/15/2031	1,313	1,316
5.790% due 12/15/2030	1,074	1,079

Merrill Lynch Floating Trust
5.420% due 06/15/2022	272	273

Residential Accredit Loans, Inc.
5.650% due 08/25/2035	455	456

Securitized Asset Sales, Inc.
7.612% due 11/26/2023	12	12

Sequoia Mortgage Trust
5.700% due 10/19/2026	423	423

Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/2034	803	800
6.227% due 01/25/2035	571	577

Structured Asset Mortgage Investments, Inc.
5.420% due 08/25/2036	992	992
5.510% due 06/25/2036	430	431

Structured Asset Securities Corp.
5.345% due 10/25/2035	856	854
5.400% due 05/25/2036	73	73

TBW Mortgage-Backed Pass-Through Certificates
5.450% due 09/25/2036	236	237
5.460% due 01/25/2037	1,400	1,401

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	5,255	5,254
5.440% due 08/25/2036	2,563	2,560
5.460% due 04/25/2036	96	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Washington Mutual, Inc.
5.557% due 01/25/2047	$2,200	$2,203
5.568% due 12/25/2046	289	290
5.610% due 11/25/2045	746	749
5.640% due 08/25/2045	229	229
5.640% due 10/25/2045	4,932	4,942
5.777% due 07/25/2046	2,278	2,290
5.827% due 02/25/2046	697	701
5.882% due 11/25/2046	295	297
6.027% due 11/25/2042	190	190

Wells Fargo Mortgage-Backed Securities Trust
3.539% due 09/25/2034	556	538
4.109% due 06/25/2035	1,100	1,091

Total Mortgage-Backed Securities (Cost $72,326)		72,387

ASSET-BACKED SECURITIES 14.3%
Aames Mortgage Investment Trust
5.410% due 04/25/2036	144	144

Accredited Mortgage Loan Trust
5.510% due 09/25/2035	300	300

ACE Securities Corp.
5.370% due 07/25/2036	633	633
5.370% due 12/25/2036	383	383
5.460% due 10/25/2035	1,385	1,386

Argent Securities, Inc.
5.370% due 10/25/2036	1,335	1,336
5.420% due 04/25/2036	853	853
5.430% due 03/25/2036	885	885
5.470% due 10/25/2035	112	112
5.490% due 02/25/2036	726	726

Asset-Backed Funding Certificates
5.380% due 11/25/2036	163	163
5.380% due 01/25/2037	5,306	5,310
5.700% due 06/25/2034	1,719	1,722

Asset-Backed Securities Corp. Home Equity
5.370% due 11/25/2036	195	195

Bank One Issuance Trust
5.460% due 12/15/2010	600	601

Bear Stearns Asset-Backed Securities, Inc.
5.370% due 11/25/2036	193	193
5.430% due 12/25/2035	339	339
5.440% due 04/25/2036	446	446
5.550% due 09/25/2034	775	776
5.680% due 10/25/2032	58	58
5.680% due 01/25/2036	186	186
5.800% due 03/25/2043	191	191

Capital One Auto Finance Trust
5.340% due 12/14/2007	1,100	1,101

Carrington Mortgage Loan Trust
5.400% due 01/25/2037	1,200	1,201

Centex Home Equity
5.400% due 06/25/2036	2,481	2,482

Chase Credit Card Master Trust
5.450% due 10/15/2009	400	401
5.460% due 10/15/2010	500	501
5.460% due 02/15/2011	1,000	1,003
5.470% due 02/15/2010	300	301

Chase Issuance Trust
5.360% due 12/15/2010	400	400

Citibank Credit Card Issuance Trust
5.435% due 03/20/2009	4,800	4,804
5.474% due 01/15/2010	1,505	1,508

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
5.400% due 11/25/2036	$590	$590
5.430% due 12/25/2035	1,181	1,182
5.650% due 11/25/2034	41	41

Countrywide Asset-Backed Certificates
5.370% due 12/26/2036	3,500	3,504
5.370% due 05/25/2037	695	696
5.380% due 01/25/2046	1,835	1,836
5.400% due 01/25/2037	1,212	1,213
5.400% due 05/25/2037	1,286	1,286
5.410% due 09/25/2046	689	689
5.420% due 07/25/2036	615	615
5.420% due 09/25/2036	1,119	1,120
5.420% due 12/25/2036	3,600	3,603
5.460% due 10/25/2046	1,423	1,424
5.480% due 07/25/2036	639	639

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036	3,041	3,043

DaimlerChrysler Auto Trust
5.329% due 12/08/2007	4,000	4,004

Equity One Asset-Backed Securities, Inc.
5.650% due 04/25/2034	125	125

FBR Securitization Trust
5.460% due 10/25/2035	1,306	1,307
5.470% due 10/25/2035	200	200
5.530% due 09/25/2035	1,139	1,140

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	2,429	2,430
5.370% due 12/25/2036	291	291
5.440% due 01/25/2036	1,564	1,566
5.490% due 05/25/2035	146	146

Ford Credit Auto Owner Trust
4.240% due 03/15/2008	269	269

Fremont Home Loan Trust
5.370% due 10/25/2036	174	175
5.410% due 01/25/2037	600	600
5.440% due 01/25/2036	432	432
5.520% due 01/25/2036	300	300

GSAMP Trust
5.360% due 10/25/2036	287	287
5.390% due 10/25/2036	303	303
5.440% due 11/25/2035	1,859	1,860
5.460% due 11/25/2035	1,131	1,132
5.640% due 03/25/2034	268	268

GSR Mortgage Loan Trust
5.450% due 11/25/2030	763	763

HFC Home Equity Loan Asset-Backed Certificates
5.420% due 03/20/2036	500	501

Home Equity Asset Trust
5.430% due 05/25/2036	660	661
5.460% due 02/25/2036	426	426

Honda Auto Receivables Owner Trust
5.342% due 11/15/2007	1,171	1,171

HSI Asset Securitization Corp. Trust
5.370% due 10/25/2036	287	288
5.400% due 12/25/2036	5,325	5,315
5.430% due 12/25/2035	769	769

Hyundai Auto Receivables Trust
5.348% due 11/15/2007	300	300

Indymac Residential Asset-Backed Trust
5.370% due 11/25/2036	541	541
5.410% due 04/25/2037	3,600	3,593
5.450% due 03/25/2036	692	692

JPMorgan Mortgage Acquisition Corp.
5.360% due 08/25/2036	285	285
5.370% due 07/25/2036	550	551
5.370% due 08/25/2036	1,306	1,307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
5.400% due 10/25/2036	$3,189	$3,191
5.420% due 05/25/2035	351	351
5.420% due 11/25/2036	259	259
5.560% due 06/25/2035	67	68

Lehman XS Trust
5.420% due 05/25/2046	644	645
5.430% due 04/25/2046	2,287	2,288
5.430% due 07/25/2046	1,237	1,237
5.430% due 11/25/2046	1,425	1,426

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	195	195
5.380% due 06/25/2036	123	123
5.410% due 04/25/2036	209	209
5.420% due 03/25/2036	223	223
5.430% due 02/25/2036	475	475
5.440% due 01/25/2036	372	372
5.500% due 08/25/2035	276	276
5.550% due 11/25/2034	273	273

MASTR Asset-Backed Securities Trust
5.380% due 10/25/2036	86	86
5.410% due 11/25/2036	3,000	3,004
5.430% due 01/25/2036	1,032	1,033

MBNA Credit Card Master Note Trust
5.450% due 12/15/2011	100	100
5.519% due 09/15/2010	200	201

Merrill Lynch Mortgage Investors, Inc.
5.350% due 06/25/2037	459	460
5.390% due 07/25/2037	824	825
5.400% due 05/25/2037	922	922
5.420% due 08/25/2036	4,500	4,504
5.430% due 01/25/2037	388	388
5.507% due 06/25/2036	1,114	1,114

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	767	767
5.370% due 09/25/2036	747	748
5.370% due 10/25/2036	483	483
5.380% due 06/25/2036	66	66
5.390% due 06/25/2036	137	137
5.390% due 07/25/2036	3,610	3,613
5.430% due 12/25/2035	63	64

Morgan Stanley IXIS Real Estate Capital Trust
5.370% due 11/25/2036	191	191

Nelnet Student Loan Trust
5.338% due 09/25/2012	4,800	4,800
5.347% due 10/27/2014	245	245
5.467% due 07/25/2016	700	702
5.467% due 10/25/2016	904	905

New Century Home Equity Loan Trust
5.460% due 09/25/2035	66	66
5.470% due 10/25/2035	52	52

Newcastle Mortgage Securities Trust
5.420% due 03/25/2036	440	441

Nissan Auto Lease Trust
5.347% due 12/14/2007	265	265

Nomura Asset Acceptance Corp.
5.490% due 01/25/2036	553	553

Nomura Home Equity Loan, Inc.
5.430% due 02/25/2036	167	167

Option One Mortgage Loan Trust
5.360% due 02/25/2037	94	94
5.400% due 07/25/2036	142	142
5.450% due 11/25/2035	541	542

Park Place Securities, Inc.
5.610% due 09/25/2035	83	83

Renaissance Home Equity Loan Trust
5.500% due 11/25/2035	21	21
5.730% due 12/25/2032	104	105

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Residential Asset Mortgage Products, Inc.
5.390% due 11/25/2036	$364	$365
5.430% due 01/25/2036	478	478

Residential Asset Securities Corp.
5.360% due 06/25/2036	1,431	1,432
5.390% due 06/25/2036	2,264	2,266
5.390% due 11/25/2036	385	385
5.420% due 04/25/2036	174	174
5.420% due 11/25/2036	2,014	2,015
5.450% due 10/25/2035	120	120

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	1,295	1,296

SACO I, Inc.
5.460% due 12/25/2035	309	309

Securitized Asset-Backed Receivables LLC Trust
5.370% due 09/25/2036	270	270
5.420% due 10/25/2035	255	256

SG Mortgage Securities Trust
5.450% due 10/25/2035	15	15

SLM Student Loan Trust
5.323% due 07/25/2013	700	700
5.345% due 10/25/2012	1,100	1,100
5.392% due 04/25/2012	500	500
5.467% due 10/25/2013	86	87

Soundview Home Equity Loan Trust
5.350% due 07/25/2036	1,629	1,631
5.370% due 10/25/2036	1,266	1,266
5.380% due 11/25/2036	583	583
5.420% due 02/25/2036	87	87
5.420% due 03/25/2036	391	391
5.420% due 10/25/2036	367	367
5.580% due 06/25/2035	370	370

Specialty Underwriting & Residential Finance
5.350% due 06/25/2037	155	155
5.395% due 11/25/2037	96	96

Structured Asset Investment Loan Trust
5.370% due 07/25/2036	146	147
5.440% due 07/25/2035	84	84

Structured Asset Securities Corp.
4.900% due 04/25/2035	1,617	1,564
5.370% due 10/25/2036	1,299	1,300
5.430% due 11/25/2035	385	385
5.480% due 12/25/2035	1,382	1,383

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	29	29

Triad Auto Receivables Owner Trust
5.341% due 11/13/2007	447	447

Truman Capital Mortgage Loan Trust
5.690% due 01/25/2034	54	54

USAA Auto Owner Trust
5.030% due 11/17/2008	517	517

Wachovia Auto Owner Trust
4.820% due 02/20/2009	5,217	5,213
5.358% due 11/09/2007	222	222

Wells Fargo Home Equity Trust
5.400% due 01/25/2037	1,300	1,302

Total Asset-Backed Securities (Cost $154,951)		154,980

SOVEREIGN ISSUES 0.1%
Colombia Government International Bond
10.000% due 01/23/2012	350	413

Mexico Government International Bond
5.625% due 01/15/2017	150	151

Total Sovereign Issues (Cost $495)		564

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 0.6%
Canadian Government Bond
3.000% due 12/01/2036 (c)	CAD	529	585

France Government Bond
3.000% due 07/25/2012 (c)	EUR	1,654	2,328

Italy Buoni Poliennali Del Tesoro
2.150% due 09/15/2014 (c)		$534	716

Province of Quebec Canada
5.000% due 12/01/2038	CAD	1,000	900

Pylon Ltd.
5.179% due 12/18/2008 (k)	EUR	700	929
7.579% due 12/18/2008		1,100	1,463

Total Foreign Currency-Denominated Issues (Cost $6,717)			6,921

SHORT-TERM INSTRUMENTS 60.3%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
5.265% due 01/29/2007		$400	400

Skandinaviska Enskilda Banken AB
5.272% due 07/06/2007		100	100

Societe Generale NY
5.258% due 06/20/2007		3,500	3,500

			4,000

COMMERCIAL PAPER 58.8%
Abbey National N.A. LLC
5.200% due 04/02/2007		25,800	25,447
5.245% due 01/08/2007		3,400	3,398

ASB Bank Ltd.
5.250% due 01/05/2007		3,200	3,199

ASB Finance Ltd.
5.225% due 03/06/2007		1,000	990
5.250% due 02/27/2007		29,200	28,966

Bank of America Corp.
5.200% due 04/02/2007		3,700	3,649
5.210% due 03/28/2007		100	99
5.225% due 03/27/2007		900	888
5.230% due 03/09/2007		1,200	1,188
5.230% due 03/20/2007		27,600	27,274

Bank of Ireland
5.245% due 01/30/2007		2,700	2,689

Barclays U.S. Funding Corp.
5.250% due 01/22/2007		27,000	26,925
5.250% due 01/30/2007		3,700	3,685

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BNP Paribas Finance
5.300% due 01/02/2007	$17,800	$17,800

CBA (de) Finance
5.245% due 01/31/2007	600	598

Cox Communications, Inc.
5.893% due 01/16/2007	1,100	1,100

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	5,400	5,264

Danske Corp.
5.225% due 03/12/2007	30,600	30,274
5.260% due 01/04/2007	1,400	1,400

Dexia Delaware LLC
5.240% due 02/20/2007	28,500	28,301

DnB NORBank ASA
5.250% due 01/16/2007	30,600	30,542
5.265% due 02/20/2007	1,400	1,390

General Electric Capital Corp.
5.240% due 02/08/2007	24,900	24,770
5.250% due 01/17/2007	2,200	2,195

HBOS Treasury Services PLC
5.240% due 03/07/2007	200	198
5.250% due 02/16/2007	700	696

ING U.S. Funding LLC
5.240% due 02/20/2007	29,800	29,592

IXIS Commercial Paper Corp.
5.220% due 03/16/2007	29,500	29,169

Nordea N.A., Inc.
5.245% due 01/08/2007	32,075	32,052

Rabobank USA Financial Corp.
5.280% due 01/02/2007	29,600	29,600

Skandinaviska Enskilda Banken AB
5.235% due 02/26/2007	2,500	2,480
5.250% due 01/26/2007	600	598

Societe Generale NY
5.230% due 02/09/2007	15,800	15,715
5.240% due 03/12/2007	13,300	13,158
5.245% due 01/08/2007	600	600

Stadshypoket Delaware, Inc.
5.250% due 02/02/2007	14,900	14,835

Statens Bostadsfin Bank
5.250% due 02/08/2007	31,100	30,937

Svenska Handelsbanken, Inc.
5.245% due 01/26/2007	30,000	29,899

Swedbank
5.225% due 03/07/2007	31,100	30,792

Time Warner, Inc.
5.390% due 01/25/2007	11,100	11,063

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Toyota Motor Credit Corp.
5.230% due 02/23/2007		$31,900	$31,664

UBS Finance Delaware LLC
5.160% due 06/12/2007		2,500	2,441
5.185% due 04/02/2007		200	197
5.240% due 01/22/2007		29,800	29,718
5.270% due 01/05/2007		1,800	1,799

Westpac Capital Corp.
5.210% due 04/02/2007		21,900	21,601
5.215% due 02/05/2007		400	398
5.245% due 01/17/2007		4,600	4,591
5.250% due 01/18/2007		600	599

			636,423

REPURCHASE AGREEMENTS 0.1%
Lehman Brothers, Inc.
4.850% due 01/02/2007		1,000	1,000

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,028. Repurchase proceeds are $1,000.)

TRI-PARTY REPURCHASE AGREEMENTS 0.6%
State Street Bank and Trust Co.
4.900% due 01/02/2007		5,938	5,938

(Dated 12/29/2006. Collateralized by Freddie Mac 5.500% due 01/18/2008 valued at $6,059. Repurchase proceeds are $5,941.)

GERMANY TREASURY BILLS 0.2%
3.090% due 01/17/2007	EUR	1,800	2,373

U.S. TREASURY BILLS 0.2%
4.830% due 03/01/2007 - 03/15/2007 (b)(d)(g)		$2,600	2,575

Total Short-Term Instruments (Cost $652,347)			652,309

Purchased Options (i) 0.0% (Cost $403)			85

Total Investments (e) 224.9% (Cost $2,465,904)			$2,433,678

Written Options (j) (0.1%) (Premiums $643)			(630)

Other Assets and Liabilities (Net) (124.8%)			(1,350,846)

Net Assets 100.0%			$1,082,202

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) When-issued security.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) Securities with an aggregate market value of $743 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(e) As of December 31, 2006, portfolio securities with an aggregate value of $52,727 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(f) Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (m) to Financial Statements for details of Residual Interest Bonds Held in Trust.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(g) Securities with an aggregate market value of $1,088 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Short	12/2007	28	$14
90-Day Eurodollar December Futures	Long	12/2008	35	16
90-Day Eurodollar June Futures	Long	06/2007	16	(9)
90-Day Eurodollar June Futures	Short	06/2008	61	21
90-Day Eurodollar June Futures	Long	06/2009	35	20
90-Day Eurodollar March Futures	Short	03/2008	28	12
90-Day Eurodollar March Futures	Long	03/2009	35	18
90-Day Eurodollar September Futures	Long	09/2007	33	(8)
90-Day Eurodollar September Futures	Short	09/2008	26	6
U.S. Treasury 5-Year Note March Futures	Long	03/2007	108	(57)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	601	(553)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	325	544

				$24

(h) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Panama Government International Bond 8.875% due 09/30/2027	Sell	0.300%	12/20/2008	$2,900	$3
Barclays Bank PLC	Peru Government International Bond 8.750% due 11/21/2033	Sell	0.350%	12/20/2008	1,500	(1)
Barclays Bank PLC	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.330%	12/20/2008	1,500	1
Barclays Bank PLC	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.780%	12/20/2008	1,500	1
Deutsche Bank AG	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.510%	12/20/2008	3,000	7
Deutsche Bank AG	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.325%	12/20/2008	1,400	1
Deutsche Bank AG	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.790%	12/20/2008	1,400	1
Goldman Sachs & Co.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.400%	6/20/2011	700	68
HSBC Bank USA	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.280%	11/20/2007	1,000	0
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007	1,000	19
JPMorgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007	1,500	42
Lehman Brothers, Inc.	Peru Government International Bond 9.125% due 02/21/2012	Sell	0.370%	12/20/2008	1,400	0
UBS AG	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.250%	09/20/2007	1,300	46

						$188

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035	CAD	1,900	$(49)
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	5.500%	06/15/2035		3,600	(92)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		5,000	(36)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	2,500	48
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	40
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.150%	01/19/2016		15,000	188
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		5,100	11
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.353%	10/15/2016		2,500	14
Morgan Stanley	6-Month EUR-LIBOR	Receive	4.000%	06/15/2017		6,800	203
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	67
UBS AG	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index	Receive	2.275%	10/15/2016		2,700	(4)
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.350%	10/15/2016		2,700	14
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	19,700	(161)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.250%	06/12/2036		2,500	134
JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.000%	06/15/2008		5,000	(39)
UBS AG	UK RPI Index	Pay	2.548%	11/14/2016		5,000	22

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Real Return Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/2016	MXN	17,000	$97
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		$3,700	(41)
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		22,700	519
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		5,900	(20)
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		49,500	1,042
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2021		5,400	(223)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		5,700	(313)
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		23,500	(79)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	5.000%	06/20/2014		6,500	57
Lehman Brothers, Inc.	3-Month USD-LIBOR	Receive	5.000%	06/20/2037		4,200	91
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		30,000	(100)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		100	2
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2037		5,100	111
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2012		3,100	(34)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/18/2009		184,000	561
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		9,000	(30)

							$2,000

(i) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$102.500	02/23/2007	80	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	401	8	7
Put - CBOT U.S. Treasury 10-Year Note March Futures	104.000	02/23/2007	264	5	8
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	288	3	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	23	0	0

				$17	$16

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	$43,000	$189	$252
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	9,000	33	53

							$222	$305

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 0.875% due 04/15/2010	$ 82.000	03/20/2007	$100,000	$23	$0
Put - OTC Treasury Inflation Protected Securities 0.875% due 07/15/2015	66.000	01/23/2007	93,000	22	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 01/15/2014	85.000	01/18/2007	100,000	23	0
Put - OTC Treasury Inflation Protected Securities 2.000% due 07/15/2014	76.500	02/21/2007	50,000	12	0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	75.000	01/24/2007	37,300	9	0
Put - OTC Treasury Inflation Protected Securities 3.000% due 07/15/2012	86.250	01/24/2007	100,000	23	0
Put - OTC Treasury Inflation Protected Securities 3.625% due 01/15/2008	96.000	03/20/2007	100,000	24	5
Put - OTC Treasury Inflation Protected Securities 3.875% due 01/15/2009	94.000	03/20/2007	70,000	16	4
Put - OTC Treasury Inflation Protected Securities 4.250% due 01/15/2010	92.000	03/20/2007	50,000	12	2

				$164	$11

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	3/20/2007	$21,800	$0	$(219)
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	JPMorgan Chase Bank	0.000	3/20/2007	2,900	0	(28)

					$0	$(247)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(j) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$115.000	02/23/2007	73	$25	$11
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	73	15	38

				$40	$49

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.300%	01/02/2007	$23,000	$120	$204
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.900%	01/02/2007	13,000	147	0
Put - OTC 10-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	6.100%	01/02/2007	10,000	66	0
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Receive	4.750%	02/01/2007	14,400	20	4
Put - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	3-Month USD-LIBOR	Pay	5.350%	02/01/2007	14,400	23	7
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	19,000	193	304
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007	4,000	34	62

							$603	$581

(k) Restricted securities as of December 31, 2006:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Pylon Ltd.	5.179%	12/18/2008	12/11/2003	$850	$929	0.09%

(l) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(3)
Treasury Inflation Protected Securities	1.875%	07/15/2013	$11,637	$11,384	$11,248
U.S. Treasury Notes	3.625%	05/15/2013	300	286	284
U.S. Treasury Notes	4.000%	02/15/2014	3,000	2,926	2,922
U.S. Treasury Notes	4.500%	02/15/2016	3,400	3,405	3,414
U.S. Treasury Notes	4.875%	08/15/2016	20,000	20,659	20,643

				$38,660	$38,511

(3) Market value includes $517 of interest payable on short sales.

(m) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	2,572	01/2007	$38	$0	$38
Buy	EUR	6,770	01/2007	0	(100)	(100)
Sell		5,392	01/2007	0	(35)	(35)
Buy	GBP	108	01/2007	1	0	1
Buy	JPY	109,359	01/2007	0	(6)	(6)
Sell		1,172,244	01/2007	15	0	15
Buy		3,426,441	02/2007	0	(386)	(386)
Buy	PLN	264	04/2007	3	0	3
Buy	RUB	2,255	03/2007	1	0	1

				$58	$(527)	$(469)

See Accompanying Notes	Annual Report	December 31, 2006	15

Notes to Financial Statements

1.  ORGANIZATION

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders    Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

16	PIMCO Variable Insurance Trust

December 31, 2006

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	PLN	Polish Zloty
GBP	Great British Pound	RUB	Russian Ruble
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Restricted Securities  The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Residual Interest Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(n) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

18	PIMCO Variable Insurance Trust

December 31, 2006

(p) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(q) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(r) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,177,488	$15,906,023	$337,398	$63,540

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	158	$0	$34
Sales	3,597	123,700	1,465
Closing Buys	(1,349)	(25,900)	(339)
Expirations	(1,976)	0	(326)
Exercised	(284)	0	(191)
Balance at 12/31/2006	146	$97,800	$643

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 11,690	$ 11	$ (29,347)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ (281)	$ 0	$ (44,312)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 2,470,950	$ 1,569	$ (38,841)	$ (37,272)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 77,230	$ 0	$ 0
12/31/2005	36,794	179	0

(5) Includes short-term capital gains, if any, distributed.

20	PIMCO Variable Insurance Trust

December 31, 2006

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	629	$7,837	890	$11,510
Administrative Class	29,533	367,822	35,702	460,693
Advisor Class	248	3,086	0	0
Issued as reinvestment of distributions
Institutional Class	255	3,137	137	1,759
Administrative Class	5,979	73,676	2,742	35,153
Advisor Class	9	109	0	0
Cost of shares redeemed
Institutional Class	(557)	(6,951)	(349)	(4,483)
Administrative Class	(28,578)	(353,626)	(7,983)	(102,785)
Advisor Class	(32)	(402)	0	0
Net increase resulting from Portfolio share transactions	7,486	$94,688	31,139	$401,847

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	94
Administrative Class	3	52
Advisor Class	2	90

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs,
PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

22	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	23

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	25

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

26	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

RealEstateRealReturn Strategy Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the RealEstateRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, real estate risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO RealEstateRealReturn Strategy Portfolio

Cumulative Returns Through December 31, 2006

                    PIMCO
             RealEstateRealReturn      Dow Jones Wilshire
              Strategy Portfolio     Real Estate Investment
             Administrative Class          Trust Index
             --------------------    -----------------------
09/30/2005       $10,000                    $10,000
10/31/2005         9,680                      9,785
11/30/2005        10,130                     10,239
12/31/2005        10,210                     10,250
01/31/2006        11,010                     11,048
02/28/2006        11,210                     11,286
03/31/2006        11,364                     11,868
04/30/2006        10,870                     11,417
05/31/2006        10,488                     11,087
06/30/2006        11,032                     11,726
07/31/2006        11,583                     12,146
08/31/2006        12,165                     12,564
09/30/2006        12,322                     12,805
10/31/2006        13,011                     13,611
11/30/2006        13,762                     14,270
12/31/2006        13,006                     13,955

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Treasury Obligations#	50.0%
Short-Term Instruments#	45.0%
U.S. Government Agencies	5.0%

‡	% of Total Investments as of 12/31/2006
#	Primarily serving as collateral for real estate-linked derivative positions

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (09/30/05)
	PIMCO RealEstateRealReturn Strategy Portfolio Administrative Class	27.38%	23.36%
....	Dow Jones Wilshire Real Estate Investment Trust Index±	36.14%	30.52%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Dow Jones Wilshire Real Estate Investment Trust Index, a subset of the Wilshire Real Estate Securities Index, is an unmanaged index comprised of U.S. publicly traded Real Estate Investment Trusts. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,178.95	$1,020.72
Expenses Paid During Period†	$4.89	$4.53

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

Portfolio Insights

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The PIMCO RealEstateRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

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The Portfolio invested the collateral backing its Real Estate Investment Trust (“REIT”) derivatives positions primarily in Treasury Inflation-Protected Securities (“TIPS”), implementing a “double real®” strategy. For the twelve-month period ended December 31, 2006, this strategy detracted from performance, as TIPS underperformed the financing and transaction costs associated with gaining index exposure. This is attributable to short-term instruments such as LIBOR outperforming instruments with longer duration such as TIPS in a rising rate environment.

»	The Portfolio’s above benchmark duration detracted from overall performance as real yields rose on resilient U.S. economic growth during the period.

»	Exposure to short maturity U.S. nominal bonds for the period detracted from performance due to a flattening of the nominal yield curve.

»	An emphasis on nominal bonds in the Eurozone versus Eurozone Inflation-Linked Bonds (“ILBs”) benefited performance as nominal bonds outperformed ILBs in the region.

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Modest exposure to the Japanese yen detracted from performance as the U.S. dollar gained against the yen. A benign inflationary environment resulted in the Bank of Japan increasing interest rates much less than markets had anticipated during the period.

»	Holdings of mortgage-backed securities during the period benefited performance due to declining volatility and strong overseas demand.

4	PIMCO Variable Insurance Trust

Financial Highlights  RealEstateRealReturn Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006	09/30/2005 - 12/31/2005

Administrative Class
Net asset value beginning of year or period	$10.21	$10.00
Net investment income (a)	0.44	0.19
Net realized/unrealized gain on investments (a)	2.31	0.02
Total income from investment operations	2.75	0.21
Dividends from net investment income	(0.74)	0.00
Total distributions	(0.74)	0.00
Net asset value end of year or period	$12.22	$10.21
Total return	27.38%	2.10%
Net assets end of year or period (000s)	$4,434	$3,062
Ratio of expenses to average net assets	0.90%	0.89	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89	%*(b)
Ratio of net investment income to average net assets	3.88%	7.78	%*
Portfolio turnover rate	1213%	163%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.83%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  RealEstateRealReturn Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$9,122
Repurchase agreement, at value	872
Cash	1
Foreign currency, at value	3
Receivable for investments sold	25
Interest and dividends receivable	8
Unrealized appreciation on swap agreements	6
Other assets	23
10,060

Liabilities:
Payable for investments purchased	$303
Payable for investments purchased on a delayed-delivery basis	5,153
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	2
Accrued administration fee	1
Accrued servicing fee	1
Swap premiums received	3
Unrealized depreciation on forward foreign currency contracts	2
Unrealized depreciation on swap agreements	122
5,626

Net Assets	$4,434

Net Assets Consist of:
Paid in capital	$3,746
Undistributed net investment income	1,034
Accumulated undistributed net realized gain	(97)
Net unrealized (depreciation)	(249)
$4,434

Net Assets:
Administrative Class	$4,434

Shares Issued and Outstanding:
Administrative Class	363

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$12.22

Cost of Investments Owned	$9,278
Cost of Repurchase Agreements Owned	$872
Cost of Foreign Currency Held	$3

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  RealEstateRealReturn Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$175
Total Income	175

Expenses:
Investment advisory fees	18
Administration fees	9
Servicing fees – Administrative Class	5
Miscellaneous expense	1
Total Expenses	33

Net Investment Income	142

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(23)
Net realized gain on futures contracts, options and swaps	1,016
Net realized gain on foreign currency transactions	6
Net change in unrealized (depreciation) on investments	(164)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(101)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2)
Net Gain	732

Net Increase in Net Assets Resulting from Operations	$874

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  RealEstateRealReturn Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Period from September 30, 2005 to December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$142	$56
Net realized gain (loss)	999	(13)
Net change in unrealized appreciation (depreciation)	(267)	19
Net increase resulting from operations	874	62

Distributions to Shareholders:
From net investment income
Administrative Class	(247)	0

Total Distributions	(247)	0

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	816	3,000
Issued as reinvestment of distributions
Administrative Class	246	0
Cost of shares redeemed
Administrative Class	(317)	0
Net increase resulting from Portfolio share transactions	745	3,000

Total Increase in Net Assets	1,372	3,062

Net Assets:
Beginning of period	3,062	0
End of period*	$4,434	$3,062

*Including undistributed net investment income of:	$1,034	$107

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments RealEstateRealReturn Strategy Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.4%
Fannie Mae
6.000% due 09/01/2036 - 01/01/2037	$500	$503

Total U.S. Government Agencies (Cost $503)		503

U.S. TREASURY OBLIGATIONS 112.5%
Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	427	405
1.875% due 07/15/2015	1,213	1,162
2.000% due 01/15/2026	457	430
2.375% due 01/15/2025	1,283	1,278
2.500% due 07/15/2016	998	1,006
3.000% due 07/15/2012	448	462
3.375% due 01/15/2007	127	127
3.500% due 01/15/2011	116	120

Total U.S. Treasury Obligations (Cost $5,145)		4,990

SHORT-TERM INSTRUMENTS 101.5%

COMMERCIAL PAPER 80.8%
ABN AMRO N.A. Finance
5.160% due 04/05/2007	100	99

Bank of America Corp.
5.250% due 03/15/2007	200	198

Barclays U.S. Funding Corp.
5.250% due 01/12/2007	100	100

Calyon N.A. LLC
5.240% due 02/08/2007	100	99

CBA (de) Finance
5.250% due 03/07/2007	100	99

Dexia Delaware LLC
5.240% due 01/18/2007	100	100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
DnB NORBank ASA
5.220% due 04/13/2007	$100	$98

Fannie Mae
5.150% due 01/08/2007	600	599

Federal Home Loan Bank
5.180% due 01/05/2007	700	700

General Electric Capital Corp.
5.240% due 02/08/2007	200	199

HBOS Treasury Services PLC
5.225% due 03/06/2007	200	198

HSBC Bank USA N.A.
5.220% due 04/23/2007	100	98

ING U.S. Funding LLC
5.250% due 02/22/2007	100	99

Nordea N.A., Inc.
5.245% due 01/08/2007	100	100

Rabobank USA Financial Corp.
5.280% due 01/02/2007	100	100

San Paolo IMI U.S. Financial Co.
5.300% due 01/23/2007	100	100

Santander Hispano Finance Delaware
5.290% due 01/18/2007	100	100

Societe Generale NY
5.230% due 02/09/2007	100	99

Spintab AB
5.290% due 01/24/2007	100	100

UBS Finance Delaware LLC
5.350% due 01/05/2007	200	200

Unicredit Delaware, Inc.
5.250% due 03/19/2007	100	99

		3,584

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS 19.7%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	$600	$600

(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $617. Repurchase proceeds are $600.)

Lehman Brothers, Inc.
4.850% due 01/02/2007	100	100

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $107. Repurchase proceeds are $100.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	172	172

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $176. Repurchase proceeds are $172.)

		872

U.S. TREASURY BILLS 1.0%
4.828% due 03/01/2007 - 03/15/2007 (a)(c)	45	45

Total Short-Term Instruments (Cost $4,501)		4,501

Purchased Options (e) 0.0% (Cost $1)		0

Total Investments 225.4% (Cost $10,150)		$9,994

Other Assets and Liabilities (Net) (125.4%)		(5,560)

Net Assets 100.0%		$4,434

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) Securities with an aggregate market value of $45 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	2	$0
90-Day Eurodollar June Futures	Long	06/2007	1	(1)
90-Day Eurodollar September Futures	Long	09/2007	4	(2)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	3	(3)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	5	8

				$2

(d) Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.988%	12/15/2011	EUR	100	$0
Goldman Sachs & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.976%	12/15/2011		600	1
JPMorgan Chase & Co.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261%	07/14/2011		100	3
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2009	GBP	100	(1)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/2017		$100	2

							$5

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments  RealEstateRealReturn Strategy Portfolio (Cont.)

Total Return Swaps

Counterparty	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
Credit Suisse First Boston	Wilshire REIT Total Return Index	1-Month USD-LIBOR plus 0.350%	07/31/2007	1	$(121)

(e) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$124.000	02/23/2007	5	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	103.000	02/23/2007	3	0	0
Put - CME 90-Day Eurodollar September Futures	90.500	09/17/2007	8	0	0

				$0	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Treasury Inflation Protected Securities 1.875% due 07/15/2015	$66.000	01/23/2007	$1,200	$1	$0
Put - OTC Treasury Inflation Protected Securities 2.375% due 01/15/2025	75.000	01/24/2007	700	0	0
Put - OTC Treasury Inflation Protected Securities 2.500% due 07/15/2016	68.000	03/20/2007	1,000	0	0

				$1	$0

(f) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	37	01/2007	$0	$(1)	$(1)
Sell		17	01/2007	0	0	0
Buy	JPY	1,150	01/2007	0	0	0
Sell		2,842	01/2007	0	0	0
Buy		11,294	02/2007	0	(1)	(1)

				$0	$(2)	$(2)

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The RealEstateRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
EUR	Euro	JPY	Japanese Yen
GBP	Great British Pound

(f) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(g) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase

12	PIMCO Variable Insurance Trust

December 31, 2006

agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) New Accounting Policies   In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Administration Fee   PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees   Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During the period ended December 31, 2006, the Administrator recouped $126. As of December 31, 2006, the amount available to be reimbursed by Administrator is $21,060.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$52,182	$49,436	$0	$0

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Premium
Balance at 12/31/2005	2	$1
Sales	12	2
Closing Buys	0	0
Expirations	(13)	(3)
Exercised	(1)	0
Balance at 12/31/2006	0	$0

14	PIMCO Variable Insurance Trust

December 31, 2006

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 911	$ 0	$ (128)
Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post- October Deferral(3)
$ 0	$ (83)	$ (12)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Capital losses available to offset future net capital gains expire in December 31, 2014.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 10,150	$ 1	$ (157)	$ (156)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 247	$ 0	$ 0
12/31/2005	0	0	0

(4) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Period from 09/30/2005 to 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	68	$816	300	$3,000
Issued as reinvestment of distributions
Administrative Class	21	246	0	0
Cost of shares redeemed
Administrative Class	(26)	(317)	0	0
Net increase resulting from Portfolio share transactions	63	$745	300	$3,000

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	99

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the RealEstateRealReturn Strategy Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	17

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

18	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

20	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

P I M C O

PIMCO Variable Insurance Trust

Short-Term Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2006

                         PIMCO
                    Short-Term Portfolio          Citigroup 3-Month
                    Administrative Class          Treasury Bill Index
                    --------------------          -------------------

 09/30/1999             $10,000                        $10,000
 10/31/1999              10,042                         10,041
 11/30/1999              10,081                         10,081
 12/31/1999              10,132                         10,124
 01/31/2000              10,175                         10,169
 02/29/2000              10,218                         10,212
 03/31/2000              10,267                         10,260
 04/30/2000              10,310                         10,308
 05/31/2000              10,369                         10,359
 06/30/2000              10,426                         10,407
 07/31/2000              10,486                         10,458
 08/31/2000              10,562                         10,509
 09/30/2000              10,632                         10,562
 10/31/2000              10,692                         10,617
 11/30/2000              10,749                         10,671
 12/31/2000              10,782                         10,727
 01/31/2001              10,858                         10,783
 02/28/2001              10,920                         10,829
 03/31/2001              10,965                         10,877
 04/30/2001              10,984                         10,919
 05/31/2001              11,047                         10,959
 06/30/2001              11,066                         10,994
 07/31/2001              11,174                         11,028
 08/31/2001              11,236                         11,062
 09/30/2001              11,328                         11,094
 10/31/2001              11,399                         11,123
 11/30/2001              11,429                         11,146
 12/31/2001              11,478                         11,166
 01/31/2002              11,478                         11,183
 02/28/2002              11,493                         11,198
 03/31/2002              11,498                         11,215
 04/30/2002              11,552                         11,231
 05/31/2002              11,590                         11,248
 06/30/2002              11,613                         11,263
 07/31/2002              11,611                         11,280
 08/31/2002              11,653                         11,296
 09/30/2002              11,673                         11,312
 10/31/2002              11,721                         11,328
 11/30/2002              11,795                         11,342
 12/31/2002              11,825                         11,356
 01/31/2003              11,865                         11,368
 02/28/2003              11,899                         11,378
 03/31/2003              11,931                         11,390
 04/30/2003              11,963                         11,401
 05/31/2003              11,994                         11,412
 06/30/2003              12,007                         11,422
 07/31/2003              11,963                         11,432
 08/31/2003              11,966                         11,442
 09/30/2003              12,025                         11,450
 10/31/2003              12,015                         11,460
 11/30/2003              12,027                         11,468
 12/31/2003              12,067                         11,478
 01/31/2004              12,078                         11,487
 02/29/2004              12,099                         11,495
 03/31/2004              12,110                         11,504
 04/30/2004              12,097                         11,513
 05/31/2004              12,107                         11,522
 06/30/2004              12,105                         11,532
 07/31/2004              12,130                         11,543
 08/31/2004              12,154                         11,555
 09/30/2004              12,167                         11,569
 10/31/2004              12,194                         11,584
 11/30/2004              12,199                         11,601
 12/31/2004              12,224                         11,620
 01/31/2005              12,243                         11,641
 02/28/2005              12,250                         11,661
 03/31/2005              12,273                         11,686
 04/30/2005              12,311                         11,711
 05/31/2005              12,338                         11,739
 06/30/2005              12,366                         11,767
 07/31/2005              12,371                         11,796
 08/31/2005              12,426                         11,828
 09/30/2005              12,435                         11,860
 10/31/2005              12,455                         11,895
 11/30/2005              12,490                         11,931
 12/31/2005              12,532                         11,969
 01/31/2006              12,570                         12,009
 02/28/2006              12,608                         12,047
 03/31/2006              12,630                         12,091
 04/30/2006              12,693                         12,136
 05/31/2006              12,725                         12,184
 06/30/2006              12,748                         12,231
 07/31/2006              12,805                         12,282
 08/31/2006              12,866                         12,333
 09/30/2006              12,916                         12,383
 10/31/2006              12,977                         12,436
 11/30/2006              13,040                         12,486
 12/31/2006              13,068                         12,539

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	42.7%
U.S. Government Agencies	19.2%
Asset-Backed Securities	17.2%
Corporate Bonds & Notes	13.0%
Mortgage-Backed Securities	7.4%
Other	0.5%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (09/30/99)
	PIMCO Short-Term Portfolio Administrative Class	4.27%	2.63%	3.76%
....	Citigroup 3-Month Treasury Bill Index±	4.76%	2.35%	3.17%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,025.07	$1,022.18
Expenses Paid During Period†	$3.06	$3.06

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»

The Portfolio’s above-benchmark duration detracted from performance as the Federal Reserve raised the Federal Funds Rate an additional 1.0% during the first half of the twelve-month period. This was partially offset by positive returns when the Federal Reserve paused during the second half of the twelve-month period.

»	The Portfolio’s curve steepening bias detracted from performance as the yield curve flattened over the twelve-month period.

»	An emphasis on mortgage-backed securities benefited performance as security selection and the yield advantage over Treasuries added to returns while spreads remained stable.

»	Corporate exposure slightly benefited performance due to their yield advantage and tightening spreads during the period.

»	Exposure to asset-backed bonds benefited returns due to strong demand for their relatively high yield and collateral protection.

»	Currency strategies slightly detracted from returns primarily due to the depreciation of the Japanese yen against the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$10.05	$10.08	$10.10	$10.08	$10.08
Net investment income (a)	0.44	0.28	0.12	0.13	0.28
Net realized/unrealized gain (loss) on investments (a)	(0.02)	(0.03)	0.01	0.07	0.02
Total income from investment operations	0.42	0.25	0.13	0.20	0.30
Dividends from net investment income	(0.43)	(0.28)	(0.13)	(0.17)	(0.29)
Distributions from net realized capital gains	0.00	0.00	(0.02)	(0.01)	(0.01)
Total distributions	(0.43)	(0.28)	(0.15)	(0.18)	(0.30)
Net asset value end of year	$10.04	$10.05	$10.08	$10.10	$10.08
Total return	4.27%	2.52%	1.30%	2.05%	3.02%
Net assets end of year (000s)	$9,211	$8,186	$8,274	$5,948	$4,340
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60	%(b)
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60	%(b)
Ratio of net investment income to average net assets	4.40%	2.77%	1.18%	1.33%	2.81%
Portfolio turnover rate	111%	154%	251%	199%	60%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$30,008
Cash	1
Foreign currency, at value	92
Receivable for investments sold	208
Interest and dividends receivable	66
Variation margin receivable	2
Unrealized appreciation on forward foreign currency contracts	3
Unrealized appreciation on swap agreements	25
30,405

Liabilities:
Payable for investments purchased	$3,537
Payable for short sales	207
Written options outstanding	13
Accrued investment advisory fee	6
Accrued administration fee	5
Accrued servicing fee	1
Variation margin payable	1
Swap premiums received	43
Unrealized depreciation on forward foreign currency contracts	9
3,822

Net Assets	$26,583

Net Assets Consist of:
Paid in capital	$26,727
Undistributed net investment income	38
Accumulated undistributed net realized (loss)	(177)
Net unrealized (depreciation)	(5)
$26,583

Net Assets:
Institutional Class	$17,372
Administrative Class	9,211

Shares Issued and Outstanding:
Institutional Class	1,730
Administrative Class	918

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.04
Administrative Class	10.04

Cost of Investments Owned	$30,019
Cost of Foreign Currency Held	$93
Proceeds Received on Short Sales	$204
Premiums Received on Written Options	$9

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$1,455
Total Income	1,455

Expenses:
Investment advisory fees	74
Administration fees	59
Servicing fees – Administrative Class	14
Total Expenses	147

Net Investment Income	1,308

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	8
Net realized (loss) on futures contracts, options and swaps	(140)
Net realized (loss) on foreign currency transactions	(23)
Net change in unrealized appreciation on investments	19
Net change in unrealized appreciation on futures contracts, options and swaps	50
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	18
Net (Loss)	(68)

Net Increase in Net Assets Resulting from Operations	$1,240

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,308	$1,099
Net realized gain (loss)	(155)	13
Net change in unrealized appreciation (depreciation)	87	(123)
Net increase resulting from operations	1,240	989

Distributions to Shareholders:
From net investment income
Institutional Class	(884)	(891)
Administrative Class	(399)	(218)

Total Distributions	(1,283)	(1,109)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	17,254	20,119
Administrative Class	5,591	3,074
Issued as reinvestment of distributions
Institutional Class	885	892
Administrative Class	399	218
Cost of shares redeemed
Institutional Class	(33,154)	(13,817)
Administrative Class	(4,954)	(3,355)
Net increase (decrease) resulting from Portfolio share transactions	(13,979)	7,131

Total Increase (Decrease) in Net Assets	(14,022)	7,011

Net Assets:
Beginning of period	40,605	33,594
End of period*	$26,583	$40,605

*Including undistributed net investment income of:	$38	$36

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 14.7%

BANKING & FINANCE 9.4%
Citigroup, Inc.
5.421% due 05/02/2008	$250	$251

Ford Motor Credit Co.
5.560% due 03/13/2007	100	100

General Electric Capital Corp.
5.430% due 10/06/2010	100	100
5.434% due 05/10/2010	100	100

General Motors Acceptance Corp.
6.225% due 03/20/2007	70	70
6.274% due 01/16/2007	100	100

Goldman Sachs Group, Inc.
5.456% due 06/23/2009	200	200
5.495% due 10/05/2007	100	100

HSBC Finance Corp.
5.414% due 05/10/2007	170	170
5.490% due 09/15/2008	100	100

Lehman Brothers Holdings, Inc.
5.576% due 12/23/2010	100	101

MBNA Europe Funding PLC
5.450% due 09/07/2007	300	300

Morgan Stanley
5.485% due 02/09/2009	100	100

National Australia Bank Ltd.
5.393% due 09/11/2009	100	100

Nordea Bank Finland PLC
5.308% due 05/28/2008	100	100

Rabobank Nederland
5.394% due 01/15/2009	200	200

Riggs Capital Trust
8.875% due 03/15/2027	100	105

Royal Bank of Scotland Group PLC
5.380% due 04/11/2008	100	100

VTB Capital S.A. for Vneshtorgbank
6.115% due 09/21/2007	100	100

		2,497

INDUSTRIALS 3.3%
CSC Holdings, Inc.
7.250% due 07/15/2008	100	101

DaimlerChrysler N.A. Holding Corp.
5.600% due 03/07/2007	50	50

Enterprise Products Operating LP
4.000% due 10/15/2007	30	30

Historic TW, Inc.
8.180% due 08/15/2007	100	102

HJ Heinz Co.
6.428% due 12/01/2008	100	102

Home Depot, Inc.
5.490% due 12/16/2009	100	100

Mirage Resorts, Inc.
6.750% due 08/01/2007	100	101

Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009	100	100

Transocean, Inc.
5.566% due 09/05/2008	100	100

Walt Disney Co.
5.453% due 09/10/2009	100	100

		886

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UTILITIES 2.0%
ConocoPhillips
5.370% due 04/11/2007	$100	$100

Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	97

Ohio Edison Co.
4.000% due 05/01/2008	30	30

Public Service Enterprise Group, Inc.
5.740% due 09/21/2008	100	100

Verizon Global Funding Corp.
5.504% due 08/15/2007	200	200

		527

Total Corporate Bonds & Notes (Cost $3,914)		3,910

U.S. GOVERNMENT AGENCIES 21.6%
Fannie Mae
5.000% due 07/25/2020	133	133
5.410% due 12/25/2036	97	98
5.470% due 03/25/2034	48	48
5.500% due 11/01/2016- 08/25/2034	127	127
5.700% due 05/25/2042	28	28
5.958% due 03/01/2044- 07/01/2044	217	218
6.000% due 06/01/2017- 01/01/2037	3,530	3,554
7.250% due 10/01/2031	16	16

Freddie Mac
3.500% due 01/15/2013- 03/15/2022	149	147
5.000% due 01/15/2018	62	62
5.500% due 08/15/2030	8	8
5.700% due 06/15/2031	71	71
5.958% due 10/25/2044- 02/25/2045	917	919
6.158% due 07/25/2044	188	189
9.500% due 12/01/2019	19	20

Government National Mortgage Association
5.000% due 02/20/2032	43	43
6.000% due 03/15/2032- 03/20/2032	68	69

Total U.S. Government Agencies (Cost $5,764)		5,750

MORTGAGE-BACKED SECURITIES 8.4%
Banc of America Mortgage Securities
6.954% due 07/20/2032	3	3

Bear Stearns Adjustable Rate Mortgage Trust
4.636% due 01/25/2034	16	16
4.750% due 10/25/2035	228	225

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	100	101

Countrywide Alternative Loan Trust
5.500% due 05/20/2046	81	81
5.630% due 02/25/2037	177	178

Countrywide Home Loan Mortgage Pass-Through Trust
5.690% due 06/25/2035	69	69

CS First Boston Mortgage Securities Corp.
5.601% due 03/25/2032	27	27
5.629% due 05/25/2032	4	3

First Republic Mortgage Loan Trust
5.650% due 08/15/2032	61	61

Greenpoint Mortgage Funding Trust
5.570% due 06/25/2045	120	121

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
GSR Mortgage Loan Trust
4.540% due 09/25/2035	$83	$81

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	151	151

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	98	98

Indymac Index Mortgage Loan Trust
5.450% due 01/25/2037	98	98

Mellon Residential Funding Corp.
5.790% due 12/15/2030	26	26

Merrill Lynch Floating Trust
5.420% due 06/15/2022	91	91

Sequoia Mortgage Funding Co.
0.800% due 10/21/2008 (a)	274	1

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	95	95
5.580% due 05/25/2045	162	163
5.680% due 09/19/2032	17	17

Structured Asset Securities Corp.
5.400% due 05/25/2036	73	73

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	99	99
5.470% due 04/25/2036	100	100

Washington Mutual, Inc.
5.114% due 10/25/2032	4	4
5.620% due 12/25/2027	43	43
5.827% due 02/25/2046	87	88
6.027% due 11/25/2042	87	88
6.227% due 06/25/2042	22	22

Total Mortgage-Backed Securities (Cost $2,223)		2,223

ASSET-BACKED SECURITIES 19.4%
ACE Securities Corp.
5.370% due 12/25/2036	96	96
5.430% due 02/25/2036	96	96

Ameriquest Mortgage Securities, Inc.
5.430% due 03/25/2036	26	27

Argent Securities, Inc.
5.420% due 04/25/2036	47	47
5.450% due 11/25/2035	33	33
5.490% due 02/25/2036	58	58

Asset-Backed Securities Corp. Home Equity
5.370% due 11/25/2036	97	97

Bank One Issuance Trust
5.460% due 12/15/2010	200	200

Bear Stearns Asset-Backed Securities, Inc.
5.370% due 11/25/2036	96	97
5.400% due 10/25/2036	97	97
5.420% due 02/25/2036	14	14
5.440% due 04/25/2036	64	64
5.680% due 10/25/2032	4	4

Capital One Auto Finance Trust
5.340% due 12/14/2007	100	100

Centex Home Equity
5.460% due 10/25/2035	11	11

Chase Credit Card Master Trust
5.460% due 02/15/2011	100	100

Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	4	4

Citibank Credit Card Issuance Trust
5.474% due 01/15/2010	100	100

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Asset-Backed Certificates
5.370% due 05/25/2037	$99	$99
5.400% due 05/25/2037	99	99
5.420% due 06/25/2036	114	115
5.420% due 07/25/2036	56	56
5.420% due 08/25/2036	58	58
5.510% due 02/25/2036	90	90
5.520% due 11/25/2035	81	81
5.720% due 05/25/2032	1	1
5.830% due 12/25/2031	5	5

CS First Boston Mortgage Securities Corp.
5.720% due 08/25/2032	3	3
6.050% due 07/25/2032	1	1

FBR Securitization Trust
5.460% due 10/25/2035	11	11
5.470% due 10/25/2035	62	62

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 12/25/2036	97	97
5.420% due 01/25/2036	55	55
5.440% due 01/25/2036	58	58

First NLC Trust
5.470% due 02/25/2036	39	39

Fremont Home Loan Trust
5.410% due 01/25/2037	100	100
5.440% due 01/25/2036	35	35

GSAMP Trust
5.440% due 11/25/2035	50	50
5.460% due 11/25/2035	108	108
5.470% due 12/25/2035	47	47

Home Equity Asset Trust
5.430% due 05/25/2036	60	60

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	99	98

Irwin Home Equity
5.890% due 07/25/2032	6	6

JPMorgan Mortgage Acquisition Corp.
5.400% due 10/25/2036	97	97

Lehman XS Trust
5.420% due 05/25/2046	72	72

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	98	98
5.420% due 03/25/2036	45	45
5.440% due 01/25/2036	93	93
5.500% due 08/25/2035	46	46

MASTR Asset-Backed Securities Trust
5.370% due 11/25/2036	98	98
5.430% due 01/25/2036	57	57

Merrill Lynch Mortgage Investors, Inc.
5.350% due 06/25/2037	77	77
5.420% due 02/25/2037	52	52

Morgan Stanley Capital I
5.420% due 02/25/2036	52	52

Nelnet Student Loan Trust
5.370% due 08/23/2011	52	52
5.467% due 07/25/2016	100	100

New Century Home Equity Loan Trust
5.610% due 06/25/2035	82	83

Nissan Auto Lease Trust
5.347% due 12/14/2007	88	88

Option One Mortgage Loan Trust
5.360% due 02/25/2037	94	94

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Quest Trust
5.910% due 06/25/2034	$8	$8

Renaissance Home Equity Loan Trust
5.710% due 11/25/2034	26	26
5.790% due 08/25/2033	19	20
5.850% due 12/25/2033	81	81

Residential Asset Mortgage Products, Inc.
5.400% due 02/25/2036	46	46
5.430% due 01/25/2036	43	43

Residential Asset Securities Corp.
5.430% due 01/25/2036	51	51
5.450% due 10/25/2035	60	60

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	173	173

SACO I, Inc.
5.430% due 04/25/2036	27	27
5.460% due 12/25/2035	39	39

Saxon Asset Securities Trust
5.620% due 01/25/2032	1	1

SLM Student Loan Trust
5.323% due 07/25/2013	100	100

Soundview Home Equity Loan Trust
5.420% due 03/25/2036	37	37
5.420% due 05/25/2036	40	40
5.520% due 04/25/2035	8	8

Specialty Underwriting & Residential Finance
5.395% due 11/25/2037	96	96

Structured Asset Investment Loan Trust
5.370% due 07/25/2036	73	73
5.440% due 07/25/2035	12	12

Structured Asset Securities Corp.
5.610% due 01/25/2033	4	4

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	4	4

Wachovia Auto Owner Trust
4.820% due 02/20/2009	213	213

Wells Fargo Home Equity Trust
5.590% due 10/25/2035	100	100

Total Asset-Backed Securities (Cost $5,141)		5,145

SOVEREIGN ISSUES 0.5%
Russia Government International Bond
10.000% due 06/26/2007	140	143

Total Sovereign Issues (Cost $144)		143

SHORT-TERM INSTRUMENTS 48.2%

CERTIFICATES OF DEPOSIT 0.8%
Societe Generale NY
5.295% due 09/21/2007	200	200

COMMERCIAL PAPER 41.9%
Abbey National N.A. LLC
5.225% due 03/07/2007	700	693

ASB Finance Ltd.
5.260% due 02/05/2007	700	697

Bank of America Corp.
5.250% due 01/18/2007	700	698

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Barclays U.S. Funding Corp.
5.250% due 01/17/2007	$100	$100

Calyon N.A. LLC
5.225% due 03/09/2007	700	693

CBA (de) Finance
5.250% due 03/07/2007	100	99

Danske Corp.
5.255% due 01/18/2007	700	698

Dexia Delaware LLC
5.240% due 02/20/2007	1,200	1,192

Federal Home Loan Bank
4.800% due 01/02/2007	700	700

ING U.S. Funding LLC
5.240% due 01/29/2007	700	697

IXIS Commercial Paper Corp.
5.260% due 02/02/2007	700	697

Rabobank USA Financial Corp.
5.280% due 01/02/2007	500	500

San Paolo IMI U.S. Financial Co.
5.290% due 01/02/2007	700	700

Societe Generale NY
5.245% due 01/08/2007	600	600

Svenska Handelsbanken, Inc.
5.240% due 02/21/2007	700	695

UBS Finance Delaware LLC
5.160% due 06/12/2007	300	293

Unicredito Italiano SpA
5.250% due 01/19/2007	700	698

Westpac Capital Corp.
5.245% due 01/17/2007	700	699

		11,149

REPURCHASE AGREEMENTS 5.1%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	800	800
(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $822. Repurchase proceeds are $800.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	568	568
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $583. Repurchase proceeds are $568.)

		1,368

U.S. TREASURY BILLS 0.4%
4.855% due 03/01/2007 - 03/15/2007 (b)(d)	105	104

Total Short-Term Instruments (Cost $12,822)		12,821

Purchased Options (f) 0.1% (Cost $11)		16

Total Investments (c) 112.9% (Cost $30,019)		$30,008

Written Options (g) (0.1%) (Premiums $9)		(13)

Other Assets and Liabilities (Net) (12.8%)		(3,412)

Net Assets 100.0%		$26,583

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Interest only security.

(b) Coupon represents a weighted average rate.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $189 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $104 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	19	$(1)
90-Day Eurodollar March Futures	Long	03/2007	18	(9)
90-Day Eurodollar March Futures	Long	03/2008	19	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	13	(6)
U.S. Treasury 10-Year Note March Futures	Short	03/2007	7	8

				$(8)

(e) Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017	$400	$9
UBS AG	3-Month USD-LIBOR	Pay	4.000%	06/21/2007	3,200	16

						$25

(f) Purchased options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007	$500	$2	$1
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007	1,000	5	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007	800	4	5

							$11	$16

(g) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007	$200	$2	$2
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007	600	7	11

							$9	$13

(h) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(1)
U.S. Treasury Notes	5.000%	02/15/2011	$200	$204	$207

(1) Market value includes $4 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Short-Term Portfolio (Cont.)	December 31, 2006

(i) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	176	05/2007	$1	$0	$1
Buy	CLP	15,794	01/2007	0	0	0
Buy	CNY	1,791	03/2007	2	0	2
Buy	EUR	8	01/2007	0	0	0
Sell	GBP	47	01/2007	0	(1)	(1)
Buy	JPY	61,406	02/2007	0	(7)	(7)
Buy	KRW	73,886	02/2007	0	0	0
Buy	MXN	866	01/2007	0	0	0
Buy	PLN	230	04/2007	0	(1)	(1)
Buy	RUB	2,368	03/2007	0	0	0
Buy	SGD	92	04/2007	0	0	0
Buy	ZAR	213	05/2007	0	0	0

				$3	$(9)	$(6)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	KRW	South Korean Won
CLP	Chilean Peso	MXN	Mexican Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or

14	PIMCO Variable Insurance Trust

December 31, 2006

offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

(n) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,764	$13,282	$12,491	$7,286

16	PIMCO Variable Insurance Trust

December 31, 2006

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	48	$3,600	$38
Sales	32	5,700	35
Closing Buys	(8)	(3,500)	(26)
Expirations	(56)	(5,000)	(37)
Exercised	(16)	0	(1)
Balance at 12/31/2006	0	$800	$9

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 32	$ 0	$ (17)
Other Book- to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post- October Deferral(3)
$ 0	$ (144)	$ (15)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/(loss) on swap contracts and accelerated recognition of income for interest-only securities for federal income tax purposes.

(2) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$0	$0	$63	$81

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 30,022	$ 19	$ (33)	$ (14)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to basis adjustments on interest-only securities for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 1,283	$ 0	$ 0
12/31/2005	1,109	0	0

(5) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,718	$17,254	1,998	$20,119
Administrative Class	557	5,591	305	3,074
Issued as reinvestment of distributions
Institutional Class	88	885	89	892
Administrative Class	40	399	22	218
Cost of shares redeemed
Institutional Class	(3,302)	(33,154)	(1,373)	(13,817)
Administrative Class	(494)	(4,954)	(333)	(3,355)
Net increase (decrease) resulting from Portfolio share transactions	(1,393)	$(13,979)	708	$7,131

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	95
Administrative Class	4	83

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	19

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

22	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Short-Term Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2006

                      PIMCO Short-Term           Citigroup 3-Month
                Portfolio Institutional Class   Treasury Bill Index
                -----------------------------   -------------------
  04/30/2000               $10,000                    $10,000
  05/31/2000                10,058                     10,049
  06/30/2000                10,114                     10,096
  07/31/2000                10,174                     10,145
  08/31/2000                10,249                     10,195
  09/30/2000                10,318                     10,246
  10/31/2000                10,377                     10,299
  11/30/2000                10,433                     10,352
  12/31/2000                10,464                     10,407
  01/31/2001                10,539                     10,460
  02/28/2001                10,600                     10,505
  03/31/2001                10,644                     10,552
  04/30/2001                10,664                     10,592
  05/31/2001                10,727                     10,631
  06/30/2001                10,746                     10,665
  07/31/2001                10,852                     10,699
  08/31/2001                10,914                     10,731
  09/30/2001                11,005                     10,762
  10/31/2001                11,075                     10,790
  11/30/2001                11,104                     10,813
  12/31/2001                11,153                     10,832
  01/31/2002                11,155                     10,849
  02/28/2002                11,171                     10,864
  03/31/2002                11,177                     10,879
  04/30/2002                11,230                     10,895
  05/31/2002                11,269                     10,911
  06/30/2002                11,293                     10,927
  07/31/2002                11,292                     10,943
  08/31/2002                11,335                     10,958
  09/30/2002                11,356                     10,974
  10/31/2002                11,404                     10,989
  11/30/2002                11,477                     11,003
  12/31/2002                11,508                     11,016
  01/31/2003                11,548                     11,028
  02/28/2003                11,582                     11,038
  03/31/2003                11,615                     11,049
  04/30/2003                11,648                     11,060
  05/31/2003                11,679                     11,071
  06/30/2003                11,694                     11,081
  07/31/2003                11,652                     11,090
  08/31/2003                11,656                     11,099
  09/30/2003                11,715                     11,108
  10/31/2003                11,707                     11,117
  11/30/2003                11,720                     11,126
  12/31/2003                11,761                     11,134
  01/31/2004                11,773                     11,143
  02/29/2004                11,795                     11,151
  03/31/2004                11,807                     11,160
  04/30/2004                11,796                     11,169
  05/31/2004                11,807                     11,178
  06/30/2004                11,806                     11,187
  07/31/2004                11,832                     11,198
  08/31/2004                11,856                     11,210
  09/30/2004                11,871                     11,223
  10/31/2004                11,899                     11,238
  11/30/2004                11,905                     11,254
  12/31/2004                11,931                     11,273
  01/31/2005                11,951                     11,293
  02/28/2005                11,959                     11,313
  03/31/2005                11,984                     11,336
  04/30/2005                12,022                     11,361
  05/31/2005                12,050                     11,388
  06/30/2005                12,079                     11,415
  07/31/2005                12,085                     11,444
  08/31/2005                12,140                     11,474
  09/30/2005                12,151                     11,506
  10/31/2005                12,172                     11,539
  11/30/2005                12,207                     11,574
  12/31/2005                12,250                     11,611
  01/31/2006                12,289                     11,650
  02/28/2006                12,327                     11,687
  03/31/2006                12,350                     11,730
  04/30/2006                12,414                     11,774
  05/31/2006                12,446                     11,820
  06/30/2006                12,471                     11,866
  07/31/2006                12,528                     11,914
  08/31/2006                12,589                     11,964
  09/30/2006                12,640                     12,013
  10/31/2006                12,701                     12,064
  11/30/2006                12,764                     12,113
  12/31/2006                12,793                     12,164

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Short-Term Instruments	42.7%
U.S. Government Agencies	19.2%
Asset-Backed Securities	17.2%
Corporate Bonds & Notes	13.0%
Mortgage-Backed Securities	7.4%
Other	0.5%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/28/00)*
	PIMCO Short-Term Portfolio Institutional Class	4.43%	2.78%	3.76%
....	Citigroup 3-Month Treasury Bill Index±	4.76%	2.35%	2.98%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,025.83	$1,022.94
Expenses Paid During Period†	$2.30	$2.29

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»

The Portfolio’s above-benchmark duration detracted from performance as the Federal Reserve raised the Federal Funds Rate an additional 1.0% during the first half of the twelve-month period. This was partially offset by positive returns when the Federal Reserve paused during the second half of the twelve-month period.

»	The Portfolio’s curve steepening bias detracted from performance as the yield curve flattened over the twelve-month period.

»	An emphasis on mortgage-backed securities benefited performance as security selection and the yield advantage over Treasuries added to returns while spreads remained stable.

»	Corporate exposure slightly benefited performance due to their yield advantage and tightening spreads during the period.

»	Exposure to asset-backed bonds benefited returns due to strong demand for their relatively high yield and collateral protection.

»	Currency strategies slightly detracted from returns primarily due to the depreciation of the Japanese yen against the U.S. dollar.

4	PIMCO Variable Insurance Trust

Financial Highlights  Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$10.05	$10.08	$10.10	$10.08	$10.08
Net investment income (a)	0.45	0.30	0.14	0.14	0.30
Net realized/unrealized gain (loss) on investments (a)	(0.01)	(0.03)	0.00	0.08	0.01
Total income from investment operations	0.44	0.27	0.14	0.22	0.31
Dividends from net investment income	(0.45)	(0.30)	(0.14)	(0.19)	(0.30)
Distributions from net realized capital gains	0.00	0.00	(0.02)	(0.01)	(0.01)
Total distributions	(0.45)	(0.30)	(0.16)	(0.20)	(0.31)
Net asset value end of year	$10.04	$10.05	$10.08	$10.10	$10.08
Total return	4.43%	2.67%	1.45%	2.20%	3.18%
Net assets end of year (000s)	$17,372	$32,419	$25,320	$14,932	$4,893
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	4.44%	2.95%	1.34%	1.36%	2.99%
Portfolio turnover rate	111%	154%	251%	199%	60%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$30,008
Cash	1
Foreign currency, at value	92
Receivable for investments sold	208
Interest and dividends receivable	66
Variation margin receivable	2
Unrealized appreciation on forward foreign currency contracts	3
Unrealized appreciation on swap agreements	25
30,405

Liabilities:
Payable for investments purchased	$3,537
Payable for short sales	207
Written options outstanding	13
Accrued investment advisory fee	6
Accrued administration fee	5
Accrued servicing fee	1
Variation margin payable	1
Swap premiums received	43
Unrealized depreciation on forward foreign currency contracts	9
3,822

Net Assets	$26,583

Net Assets Consist of:
Paid in capital	$26,727
Undistributed net investment income	38
Accumulated undistributed net realized (loss)	(177)
Net unrealized (depreciation)	(5)
$26,583

Net Assets:
Institutional Class	$17,372
Administrative Class	9,211

Shares Issued and Outstanding:
Institutional Class	1,730
Administrative Class	918

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.04
Administrative Class	10.04

Cost of Investments Owned	$30,019
Cost of Foreign Currency Held	$93
Proceeds Received on Short Sales	$204
Premiums Received on Written Options	$9

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$1,455
Total Income	1,455

Expenses:
Investment advisory fees	74
Administration fees	59
Servicing fees – Administrative Class	14
Total Expenses	147

Net Investment Income	1,308

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	8
Net realized (loss) on futures contracts, options and swaps	(140)
Net realized (loss) on foreign currency transactions	(23)
Net change in unrealized appreciation on investments	19
Net change in unrealized appreciation on futures contracts, options and swaps	50
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	18
Net (Loss)	(68)

Net Increase in Net Assets Resulting from Operations	$1,240

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,308	$1,099
Net realized gain (loss)	(155)	13
Net change in unrealized appreciation (depreciation)	87	(123)
Net increase resulting from operations	1,240	989

Distributions to Shareholders:
From net investment income
Institutional Class	(884)	(891)
Administrative Class	(399)	(218)

Total Distributions	(1,283)	(1,109)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	17,254	20,119
Administrative Class	5,591	3,074
Issued as reinvestment of distributions
Institutional Class	885	892
Administrative Class	399	218
Cost of shares redeemed
Institutional Class	(33,154)	(13,817)
Administrative Class	(4,954)	(3,355)
Net increase (decrease) resulting from Portfolio share transactions	(13,979)	7,131

Total Increase (Decrease) in Net Assets	(14,022)	7,011

Net Assets:
Beginning of period	40,605	33,594
End of period*	$26,583	$40,605

*Including undistributed net investment income of:	$38	$36

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Short-Term Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 14.7%

BANKING & FINANCE 9.4%
Citigroup, Inc.
5.421% due 05/02/2008	$250	$251

Ford Motor Credit Co.
5.560% due 03/13/2007	100	100

General Electric Capital Corp.
5.430% due 10/06/2010	100	100
5.434% due 05/10/2010	100	100

General Motors Acceptance Corp.
6.225% due 03/20/2007	70	70
6.274% due 01/16/2007	100	100

Goldman Sachs Group, Inc.
5.456% due 06/23/2009	200	200
5.495% due 10/05/2007	100	100

HSBC Finance Corp.
5.414% due 05/10/2007	170	170
5.490% due 09/15/2008	100	100

Lehman Brothers Holdings, Inc.
5.576% due 12/23/2010	100	101

MBNA Europe Funding PLC
5.450% due 09/07/2007	300	300

Morgan Stanley
5.485% due 02/09/2009	100	100

National Australia Bank Ltd.
5.393% due 09/11/2009	100	100

Nordea Bank Finland PLC
5.308% due 05/28/2008	100	100

Rabobank Nederland
5.394% due 01/15/2009	200	200

Riggs Capital Trust
8.875% due 03/15/2027	100	105

Royal Bank of Scotland Group PLC
5.380% due 04/11/2008	100	100

VTB Capital S.A. for Vneshtorgbank
6.115% due 09/21/2007	100	100

		2,497

INDUSTRIALS 3.3%
CSC Holdings, Inc.
7.250% due 07/15/2008	100	101

DaimlerChrysler N.A. Holding Corp.
5.600% due 03/07/2007	50	50

Enterprise Products Operating LP
4.000% due 10/15/2007	30	30

Historic TW, Inc.
8.180% due 08/15/2007	100	102

HJ Heinz Co.
6.428% due 12/01/2008	100	102

Home Depot, Inc.
5.490% due 12/16/2009	100	100

Mirage Resorts, Inc.
6.750% due 08/01/2007	100	101

Siemens Financieringsmaatschappij NV
5.424% due 08/14/2009	100	100

Transocean, Inc.
5.566% due 09/05/2008	100	100

Walt Disney Co.
5.453% due 09/10/2009	100	100

		886

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
UTILITIES 2.0%
ConocoPhillips
5.370% due 04/11/2007	$100	$100

Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	97

Ohio Edison Co.
4.000% due 05/01/2008	30	30

Public Service Enterprise Group, Inc.
5.740% due 09/21/2008	100	100

Verizon Global Funding Corp.
5.504% due 08/15/2007	200	200

		527

Total Corporate Bonds & Notes (Cost $3,914)		3,910

U.S. GOVERNMENT AGENCIES 21.6%
Fannie Mae
5.000% due 07/25/2020	133	133
5.410% due 12/25/2036	97	98
5.470% due 03/25/2034	48	48
5.500% due 11/01/2016- 08/25/2034	127	127
5.700% due 05/25/2042	28	28
5.958% due 03/01/2044- 07/01/2044	217	218
6.000% due 06/01/2017- 01/01/2037	3,530	3,554
7.250% due 10/01/2031	16	16

Freddie Mac
3.500% due 01/15/2013- 03/15/2022	149	147
5.000% due 01/15/2018	62	62
5.500% due 08/15/2030	8	8
5.700% due 06/15/2031	71	71
5.958% due 10/25/2044- 02/25/2045	917	919
6.158% due 07/25/2044	188	189
9.500% due 12/01/2019	19	20

Government National Mortgage Association
5.000% due 02/20/2032	43	43
6.000% due 03/15/2032- 03/20/2032	68	69

Total U.S. Government Agencies (Cost $5,764)		5,750

MORTGAGE-BACKED SECURITIES 8.4%
Banc of America Mortgage Securities
6.954% due 07/20/2032	3	3

Bear Stearns Adjustable Rate Mortgage Trust
4.636% due 01/25/2034	16	16
4.750% due 10/25/2035	228	225

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	100	101

Countrywide Alternative Loan Trust
5.500% due 05/20/2046	81	81
5.630% due 02/25/2037	177	178

Countrywide Home Loan Mortgage Pass-Through Trust
5.690% due 06/25/2035	69	69

CS First Boston Mortgage Securities Corp.
5.601% due 03/25/2032	27	27
5.629% due 05/25/2032	4	3

First Republic Mortgage Loan Trust
5.650% due 08/15/2032	61	61

Greenpoint Mortgage Funding Trust
5.570% due 06/25/2045	120	121

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
GSR Mortgage Loan Trust
4.540% due 09/25/2035	$83	$81

Harborview Mortgage Loan Trust
5.570% due 05/19/2035	151	151

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	98	98

Indymac Index Mortgage Loan Trust
5.450% due 01/25/2037	98	98

Mellon Residential Funding Corp.
5.790% due 12/15/2030	26	26

Merrill Lynch Floating Trust
5.420% due 06/15/2022	91	91

Sequoia Mortgage Funding Co.
0.800% due 10/21/2008 (a)	274	1

Structured Asset Mortgage Investments, Inc.
5.570% due 05/25/2036	95	95
5.580% due 05/25/2045	162	163
5.680% due 09/19/2032	17	17

Structured Asset Securities Corp.
5.400% due 05/25/2036	73	73

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	99	99
5.470% due 04/25/2036	100	100

Washington Mutual, Inc.
5.114% due 10/25/2032	4	4
5.620% due 12/25/2027	43	43
5.827% due 02/25/2046	87	88
6.027% due 11/25/2042	87	88
6.227% due 06/25/2042	22	22

Total Mortgage-Backed Securities (Cost $2,223)		2,223

ASSET-BACKED SECURITIES 19.4%
ACE Securities Corp.
5.370% due 12/25/2036	96	96
5.430% due 02/25/2036	96	96

Ameriquest Mortgage Securities, Inc.
5.430% due 03/25/2036	26	27

Argent Securities, Inc.
5.420% due 04/25/2036	47	47
5.450% due 11/25/2035	33	33
5.490% due 02/25/2036	58	58

Asset-Backed Securities Corp. Home Equity
5.370% due 11/25/2036	97	97

Bank One Issuance Trust
5.460% due 12/15/2010	200	200

Bear Stearns Asset-Backed Securities, Inc.
5.370% due 11/25/2036	96	97
5.400% due 10/25/2036	97	97
5.420% due 02/25/2036	14	14
5.440% due 04/25/2036	64	64
5.680% due 10/25/2032	4	4

Capital One Auto Finance Trust
5.340% due 12/14/2007	100	100

Centex Home Equity
5.460% due 10/25/2035	11	11

Chase Credit Card Master Trust
5.460% due 02/15/2011	100	100

Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	4	4

Citibank Credit Card Issuance Trust
5.474% due 01/15/2010	100	100

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Asset-Backed Certificates
5.370% due 05/25/2037	$99	$99
5.400% due 05/25/2037	99	99
5.420% due 06/25/2036	114	115
5.420% due 07/25/2036	56	56
5.420% due 08/25/2036	58	58
5.510% due 02/25/2036	90	90
5.520% due 11/25/2035	81	81
5.720% due 05/25/2032	1	1
5.830% due 12/25/2031	5	5

CS First Boston Mortgage Securities Corp.
5.720% due 08/25/2032	3	3
6.050% due 07/25/2032	1	1

FBR Securitization Trust
5.460% due 10/25/2035	11	11
5.470% due 10/25/2035	62	62

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 12/25/2036	97	97
5.420% due 01/25/2036	55	55
5.440% due 01/25/2036	58	58

First NLC Trust
5.470% due 02/25/2036	39	39

Fremont Home Loan Trust
5.410% due 01/25/2037	100	100
5.440% due 01/25/2036	35	35

GSAMP Trust
5.440% due 11/25/2035	50	50
5.460% due 11/25/2035	108	108
5.470% due 12/25/2035	47	47

Home Equity Asset Trust
5.430% due 05/25/2036	60	60

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	99	98

Irwin Home Equity
5.890% due 07/25/2032	6	6

JPMorgan Mortgage Acquisition Corp.
5.400% due 10/25/2036	97	97

Lehman XS Trust
5.420% due 05/25/2046	72	72

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	98	98
5.420% due 03/25/2036	45	45
5.440% due 01/25/2036	93	93
5.500% due 08/25/2035	46	46

MASTR Asset-Backed Securities Trust
5.370% due 11/25/2036	98	98
5.430% due 01/25/2036	57	57

Merrill Lynch Mortgage Investors, Inc.
5.350% due 06/25/2037	77	77
5.420% due 02/25/2037	52	52

Morgan Stanley Capital I
5.420% due 02/25/2036	52	52

Nelnet Student Loan Trust
5.370% due 08/23/2011	52	52
5.467% due 07/25/2016	100	100

New Century Home Equity Loan Trust
5.610% due 06/25/2035	82	83

Nissan Auto Lease Trust
5.347% due 12/14/2007	88	88

Option One Mortgage Loan Trust
5.360% due 02/25/2037	94	94

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Quest Trust
5.910% due 06/25/2034	$8	$8

Renaissance Home Equity Loan Trust
5.710% due 11/25/2034	26	26
5.790% due 08/25/2033	19	20
5.850% due 12/25/2033	81	81

Residential Asset Mortgage Products, Inc.
5.400% due 02/25/2036	46	46
5.430% due 01/25/2036	43	43

Residential Asset Securities Corp.
5.430% due 01/25/2036	51	51
5.450% due 10/25/2035	60	60

Residential Funding Mortgage Securities II, Inc.
5.490% due 09/25/2035	173	173

SACO I, Inc.
5.430% due 04/25/2036	27	27
5.460% due 12/25/2035	39	39

Saxon Asset Securities Trust
5.620% due 01/25/2032	1	1

SLM Student Loan Trust
5.323% due 07/25/2013	100	100

Soundview Home Equity Loan Trust
5.420% due 03/25/2036	37	37
5.420% due 05/25/2036	40	40
5.520% due 04/25/2035	8	8

Specialty Underwriting & Residential Finance
5.395% due 11/25/2037	96	96

Structured Asset Investment Loan Trust
5.370% due 07/25/2036	73	73
5.440% due 07/25/2035	12	12

Structured Asset Securities Corp.
5.610% due 01/25/2033	4	4

Susquehanna Auto Lease Trust
4.991% due 04/16/2007	4	4

Wachovia Auto Owner Trust
4.820% due 02/20/2009	213	213

Wells Fargo Home Equity Trust
5.590% due 10/25/2035	100	100

Total Asset-Backed Securities (Cost $5,141)		5,145

SOVEREIGN ISSUES 0.5%
Russia Government International Bond
10.000% due 06/26/2007	140	143

Total Sovereign Issues (Cost $144)		143

SHORT-TERM INSTRUMENTS 48.2%

CERTIFICATES OF DEPOSIT 0.8%
Societe Generale NY
5.295% due 09/21/2007	200	200

COMMERCIAL PAPER 41.9%
Abbey National N.A. LLC
5.225% due 03/07/2007	700	693

ASB Finance Ltd.
5.260% due 02/05/2007	700	697

Bank of America Corp.
5.250% due 01/18/2007	700	698

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Barclays U.S. Funding Corp.
5.250% due 01/17/2007	$100	$100

Calyon N.A. LLC
5.225% due 03/09/2007	700	693

CBA (de) Finance
5.250% due 03/07/2007	100	99

Danske Corp.
5.255% due 01/18/2007	700	698

Dexia Delaware LLC
5.240% due 02/20/2007	1,200	1,192

Federal Home Loan Bank
4.800% due 01/02/2007	700	700

ING U.S. Funding LLC
5.240% due 01/29/2007	700	697

IXIS Commercial Paper Corp.
5.260% due 02/02/2007	700	697

Rabobank USA Financial Corp.
5.280% due 01/02/2007	500	500

San Paolo IMI U.S. Financial Co.
5.290% due 01/02/2007	700	700

Societe Generale NY
5.245% due 01/08/2007	600	600

Svenska Handelsbanken, Inc.
5.240% due 02/21/2007	700	695

UBS Finance Delaware LLC
5.160% due 06/12/2007	300	293

Unicredito Italiano SpA
5.250% due 01/19/2007	700	698

Westpac Capital Corp.
5.245% due 01/17/2007	700	699

		11,149

REPURCHASE AGREEMENTS 5.1%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	800	800
(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $822. Repurchase proceeds are $800.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	568	568
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $583. Repurchase proceeds are $568.)

		1,368

U.S. TREASURY BILLS 0.4%
4.855% due 03/01/2007 - 03/15/2007 (b)(d)	105	104

Total Short-Term Instruments (Cost $12,822)		12,821

Purchased Options (f) 0.1% (Cost $11)		16

Total Investments (c) 112.9% (Cost $30,019)		$30,008

Written Options (g) (0.1%) (Premiums $9)		(13)

Other Assets and Liabilities (Net) (12.8%)		(3,412)

Net Assets 100.0%		$26,583

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Interest only security.

(b) Coupon represents a weighted average rate.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $189 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Securities with an aggregate market value of $104 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	19	$(1)
90-Day Eurodollar March Futures	Long	03/2007	18	(9)
90-Day Eurodollar March Futures	Long	03/2008	19	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	13	(6)
U.S. Treasury 10-Year Note March Futures	Short	03/2007	7	8

				$(8)

(e) Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Citibank N.A.	3-Month USD-LIBOR	Receive	5.000%	06/20/2017	$400	$9
UBS AG	3-Month USD-LIBOR	Pay	4.000%	06/21/2007	3,200	16

						$25

(f) Purchased options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007	$500	$2	$1
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007	1,000	5	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007	800	4	5

							$11	$16

(g) Written options outstanding on December 31, 2006:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007	$200	$2	$2
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007	600	7	11

							$9	$13

(h) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(1)
U.S. Treasury Notes	5.000%	02/15/2011	$200	$204	$207

(1) Market value includes $4 of interest payable on short sales.

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Short-Term Portfolio (Cont.)	December 31, 2006

(i) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	176	05/2007	$1	$0	$1
Buy	CLP	15,794	01/2007	0	0	0
Buy	CNY	1,791	03/2007	2	0	2
Buy	EUR	8	01/2007	0	0	0
Sell	GBP	47	01/2007	0	(1)	(1)
Buy	JPY	61,406	02/2007	0	(7)	(7)
Buy	KRW	73,886	02/2007	0	0	0
Buy	MXN	866	01/2007	0	0	0
Buy	PLN	230	04/2007	0	(1)	(1)
Buy	RUB	2,368	03/2007	0	0	0
Buy	SGD	92	04/2007	0	0	0
Buy	ZAR	213	05/2007	0	0	0

				$3	$(9)	$(6)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	KRW	South Korean Won
CLP	Chilean Peso	MXN	Mexican Peso
CNY	Chinese Yuan Renminbi	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
JPY	Japanese Yen	ZAR	South African Rand

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or

14	PIMCO Variable Insurance Trust

December 31, 2006

offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(l) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(m) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

(n) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,764	$13,282	$12,491	$7,286

16	PIMCO Variable Insurance Trust

December 31, 2006

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	48	$3,600	$38
Sales	32	5,700	35
Closing Buys	(8)	(3,500)	(26)
Expirations	(56)	(5,000)	(37)
Exercised	(16)	0	(1)
Balance at 12/31/2006	0	$800	$9

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book- to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post- October Deferral(3)
$ 32	$ 0	$ (17)	$ 0	$ (144)	$ (15)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/(loss) on swap contracts and accelerated recognition of income for interest-only securities for federal income tax purposes.

(2) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(3) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$0	$0	$63	$81

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 30,022	$ 19	$ (33)	$ (14)

(4) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to basis adjustments on interest-only securities for federal income tax purposes.

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 1,283	$ 0	$ 0
12/31/2005	1,109	0	0

(5) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,718	$17,254	1,998	$20,119
Administrative Class	557	5,591	305	3,074
Issued as reinvestment of distributions
Institutional Class	88	885	89	892
Administrative Class	40	399	22	218
Cost of shares redeemed
Institutional Class	(3,302)	(33,154)	(1,373)	(13,817)
Administrative Class	(494)	(4,954)	(333)	(3,355)
Net increase (decrease) resulting from Portfolio share transactions	(1,393)	$(13,979)	708	$7,131

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	2	95
Administrative Class	4	83

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	19

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

20	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	21

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

22	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

StocksPLUS® Growth and Income Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO StocksPLUS® Growth and Income Portfolio

Cumulative Returns Through December 31, 2006

                       PIMCO
              StocksPLUS/(R)/ Growth
              and Income Portfolio
              Administrative Class       S&P 500 Index
              ----------------------     -------------
12/31/1997          $10,000                 $10,000
01/31/1998           10,140                  10,111
02/28/1998           10,820                  10,840
03/31/1998           11,370                  11,395
04/30/1998           11,490                  11,510
05/31/1998           11,260                  11,312
06/30/1998           11,701                  11,771
07/31/1998           11,570                  11,646
08/31/1998            9,906                   9,962
09/30/1998           10,669                  10,600
10/31/1998           11,552                  11,462
11/30/1998           12,222                  12,157
12/31/1998           13,011                  12,858
01/31/1999           13,446                  13,395
02/28/1999           12,990                  12,979
03/31/1999           13,541                  13,498
04/30/1999           14,052                  14,021
05/31/1999           13,697                  13,690
06/30/1999           14,493                  14,450
07/31/1999           14,031                  13,999
08/31/1999           13,968                  13,929
09/30/1999           13,663                  13,548
10/31/1999           14,525                  14,405
11/30/1999           14,759                  14,698
12/31/1999           15,594                  15,564
01/31/2000           14,720                  14,782
02/29/2000           14,501                  14,502
03/31/2000           15,844                  15,920
04/30/2000           15,355                  15,441
05/31/2000           15,042                  15,125
06/30/2000           15,398                  15,497
07/31/2000           15,209                  15,255
08/31/2000           16,210                  16,203
09/30/2000           15,351                  15,347
10/31/2000           15,219                  15,282
11/30/2000           14,074                  14,077
12/31/2000           14,113                  14,146
01/31/2001           14,649                  14,648
02/28/2001           13,295                  13,313
03/31/2001           12,450                  12,469
04/30/2001           13,336                  13,438
05/31/2001           13,503                  13,528
06/30/2001           13,178                  13,199
07/31/2001           13,126                  13,069
08/31/2001           12,332                  12,251
09/30/2001           11,338                  11,262
10/31/2001           11,589                  11,476
11/30/2001           12,396                  12,357
12/31/2001           12,499                  12,465
01/31/2002           12,365                  12,283
02/28/2002           12,178                  12,046
03/31/2002           12,603                  12,499
04/30/2002           11,877                  11,742
05/31/2002           11,810                  11,655
06/30/2002           10,948                  10,825
07/31/2002           10,016                   9,981
08/31/2002           10,178                  10,047
09/30/2002            9,078                   8,955
10/31/2002            9,922                   9,743
11/30/2002           10,534                  10,316
12/31/2002            9,972                   9,710
01/31/2003            9,766                   9,456
02/28/2003            9,669                   9,314
03/31/2003            9,776                   9,404
04/30/2003           10,592                  10,179
05/31/2003           11,172                  10,715
06/30/2003           11,300                  10,852
07/31/2003           11,439                  11,043
08/31/2003           11,675                  11,259
09/30/2003           11,601                  11,139
10/31/2003           12,227                  11,769
11/30/2003           12,338                  11,873
12/31/2003           13,001                  12,496
01/31/2004           13,240                  12,725
02/29/2004           13,451                  12,902
03/31/2004           13,251                  12,707
04/30/2004           12,970                  12,508
05/31/2004           13,139                  12,679
06/30/2004           13,382                  12,926
07/31/2004           12,944                  12,498
08/31/2004           13,043                  12,549
09/30/2004           13,166                  12,685
10/31/2004           13,393                  12,878
11/30/2004           13,932                  13,399
12/31/2004           14,407                  13,855
01/31/2005           14,035                  13,518
02/28/2005           14,307                  13,802
03/31/2005           14,037                  13,558
04/30/2005           13,780                  13,301
05/31/2005           14,195                  13,724
06/30/2005           14,191                  13,743
07/31/2005           14,723                  14,254
08/31/2005           14,622                  14,124
09/30/2005           14,691                  14,239
10/31/2005           14,388                  14,001
11/30/2005           14,907                  14,531
12/31/2005           14,909                  14,536
01/31/2006           15,318                  14,921
02/28/2006           15,333                  14,961
03/31/2006           15,483                  15,148
04/30/2006           15,703                  15,351
05/31/2006           15,233                  14,909
06/30/2006           15,187                  14,929
07/31/2006           15,336                  15,021
08/31/2006           15,649                  15,379
09/30/2006           16,064                  15,775
10/31/2006           16,608                  16,289
11/30/2006           16,941                  16,599
12/31/2006           17,130                  16,832

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	38.1%
Corporate Bonds & Notes	27.8%
U.S. Treasury Obligations	11.9%
U.S. Government Agencies	9.1%
Mortgage-Backed Securities	5.9%
Other	7.2%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (12/31/97)
	PIMCO StocksPLUS® Growth and Income Portfolio Administrative Class	14.90%	6.51%	6.16%
....	S&P 500 Index±	15.79%	6.19%	5.96%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,127.96	$1,022.23
Expenses Paid During Period†	$3.16	$3.01

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.05% to 0.30%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $3.22 for Administrative Class Shares based upon the Portfolio’s actual performance and $3.06 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»

The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 15.79% for the twelve-month period ended December 31, 2006, amid firm equity market sentiment. The positive performance of the S&P 500 Index in 2006 marked the fourth consecutive positive calendar year return for the index. Due to the Portfolio’s exposure to this index primarily through derivatives, the positive return of the index benefited the Portfolio’s performance.

»	Interest rate (duration) exposure detracted from performance as rising interest rates caused the portfolio to experience negative price performance.

»

Duration exposure detracted from Portfolio performance. However, because the short-end of the curve inverted and spreads remained tight, the Portfolio did not experience as much of an income advantage relative to LIBOR as is typical.

»	Exposure to mortgage-backed securities benefited returns as declining yield premiums generated positive relative price performance relative to like-duration Treasuries.

»	Exposure to credit sensitive assets, both corporates and emerging market issues, benefited performance as both sectors experienced outperformance relative to like-duration Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Growth and Income Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006		12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$10.20		$10.09	$9.26	$7.25	$9.35
Net investment income (a)	0.42		0.29	0.13	0.13	0.26
Net realized/unrealized gain (loss) on investments (a)	1.06		0.06	0.86	2.06	(2.14)
Total income (loss) from investment operations	1.48		0.35	0.99	2.19	(1.88)
Dividends from net investment income	(0.53)		(0.24)	(0.16)	(0.18)	(0.22)
Total distributions	(0.53)		(0.24)	(0.16)	(0.18)	(0.22)
Net asset value end of year	$11.15		$10.20	$10.09	$9.26	$7.25
Total return	14.90%		3.49%	10.81%	30.38%	(20.22)%
Net assets end of year (000s)	$85,425		$229,193	$266,851	$267,880	$218,993
Ratio of expenses to average net assets	0.59	%(c)	0.65%	0.65%	0.65%	0.65	%(b)
Ratio of expenses to average net assets excluding interest expense	0.59	%(c)	0.65%	0.65%	0.65%	0.65	%(b)
Ratio of net investment income to average net assets	3.95%		2.87%	1.39%	1.54%	3.13%
Portfolio turnover rate	135%		264%	249%	134%	192%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%

(c) Effective October 31, 2006, the advisory fee was reduced to 0.30%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$95,154
Cash	1
Foreign currency, at value	346
Receivable for investments sold	3,005
Interest and dividends receivable	503
Variation margin receivable	742
Swap premiums paid	5
Unrealized appreciation on forward foreign currency contracts	46
Unrealized appreciation on swap agreements	53
99,855

Liabilities:
Payable for investments purchased	$7,202
Payable for Portfolio shares redeemed	2
Written options outstanding	80
Accrued investment advisory fee	25
Accrued administration fee	8
Accrued servicing fee	13
Variation margin payable	1,085
Swap premiums received	2
Unrealized depreciation on forward foreign currency contracts	23
Unrealized depreciation on swap agreements	80
8,520

Net Assets	$91,335

Net Assets Consist of:
Paid in capital	$139,259
Undistributed net investment income	5,592
Accumulated undistributed net realized (loss)	(53,871)
Net unrealized appreciation	355
$91,335

Net Assets:
Institutional Class	$5,910
Administrative Class	85,425

Shares Issued and Outstanding:
Institutional Class	525
Administrative Class	7,663

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.25
Administrative Class	11.15

Cost of Investments Owned	$95,703
Cost of Foreign Currency Held	$346
Premiums Received on Written Options	$90

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$6,033
Dividends	157
Miscellaneous income	1
Total Income	6,191

Expenses:
Investment advisory fees	464
Administration fees	136
Servicing fees – Administrative Class	195
Trustees’ fees	2
Total Expenses	797

Net Investment Income	5,394

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(212)
Net realized gain on futures contracts, options and swaps	10,496
Net realized gain on foreign currency transactions	136
Net change in unrealized appreciation on investments	966
Net change in unrealized appreciation on futures contracts, options and swaps	2,594
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	347
Net Gain	14,327

Net Increase in Net Assets Resulting from Operations	$19,721

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,394	$7,131
Net realized gain	10,420	11,323
Net change in unrealized appreciation (depreciation)	3,907	(10,541)
Net increase resulting from operations	19,721	7,913

Distributions to Shareholders:
From net investment income
Institutional Class	(289)	(127)
Administrative Class	(4,645)	(5,480)

Total Distributions	(4,934)	(5,607)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	2,084	3,215
Administrative Class	3,872	4,123
Issued as reinvestment of distributions
Institutional Class	289	127
Administrative Class	4,644	5,480
Cost of shares redeemed
Institutional Class	(2,654)	(1,264)
Administrative Class	(166,615)	(49,470)
Net increase (decrease) resulting from Portfolio share transactions	(158,380)	(37,789)

Total Decrease in Net Assets	(143,593)	(35,483)

Net Assets:
Beginning of period	234,928	270,411
End of period*	$91,335	$234,928

*Including undistributed net investment income of:	$5,592	$4,124

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments StocksPLUS® Growth and Income Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 29.0%

BANKING & FINANCE 19.2%
American Express Bank FSB
5.410% due 10/20/2009	$200	$200

American Express Credit Corp.
5.410% due 11/09/2009	200	200

Bank of America Corp.
5.375% due 06/19/2009	800	801

BNP Paribas
5.292% due 05/28/2008	100	100

CIT Group, Inc.
5.000% due 11/24/2008	300	299

Citigroup, Inc.
4.200% due 12/20/2007	2,500	2,474

Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (a)	1,700	1,411

Export-Import Bank of Korea
5.615% due 11/16/2010	1,900	1,903

Ford Motor Credit Co.
4.950% due 01/15/2008	100	98
6.192% due 09/28/2007	600	599

Fortis Bank
5.265% due 04/28/2008	400	400

General Electric Capital Corp.
5.410% due 01/05/2009	200	200
5.410% due 10/26/2009	400	400

General Motors Acceptance Corp.
6.274% due 01/16/2007	600	600

Goldman Sachs Group, Inc.
5.455% due 11/16/2009	900	901

HSBC Finance Corp.
6.538% due 11/13/2007	100	101

Lehman Brothers Holdings, Inc.
5.464% due 01/23/2009	300	301
5.475% due 11/16/2009	500	500
5.594% due 07/18/2011	100	100

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008	500	500
5.414% due 10/23/2008	200	200
5.450% due 12/04/2009	200	200

Nordea Bank Finland PLC
5.308% due 05/28/2008	100	100

Osiris Capital PLC
8.210% due 01/15/2010	500	502

Royal Bank of Scotland Group PLC
5.365% due 12/21/2007	600	601
5.770% due 07/06/2012	300	300

Skandinav Enskilda BK
5.330% due 02/04/2008	600	600

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	900	901

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	200	200

Wachovia Corp.
5.506% due 10/15/2011	900	902

Westpac Banking Corp.
5.310% due 06/06/2008	100	100

World Savings Bank FSB
5.415% due 05/08/2009	850	851

		17,545

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 6.8%
Anadarko Petroleum Corp.
5.760% due 09/15/2009	$200	$201

El Paso Corp.
7.625% due 08/16/2007	500	508

General Electric Co.
5.393% due 12/09/2008	200	200

JC Penney Corp., Inc.
7.375% due 08/15/2008	100	102

Northwest Pipeline Corp.
6.625% due 12/01/2007	1,372	1,382

Pemex Project Funding Master Trust
5.970% due 12/03/2012	700	703

Southern Natural Gas Co.
6.700% due 10/01/2007	500	506

Telecom Italia Capital S.A.
5.851% due 02/01/2011	100	100

Time Warner, Inc.
5.606% due 11/13/2009	900	901

Transcontinental Gas Pipe Line Corp.
6.654% due 04/15/2008	1,100	1,106

Transocean, Inc.
5.566% due 09/05/2008	200	200

Xerox Corp.
9.750% due 01/15/2009	300	326

		6,235

UTILITIES 3.0%
America Movil S.A. de C.V.
5.466% due 06/27/2008	200	200

AT&T, Inc.
4.214% due 06/05/2021	300	299
5.584% due 11/14/2008	100	100

CMS Energy Corp.
9.875% due 10/15/2007	1,300	1,347

Qwest Corp.
8.610% due 06/15/2013	700	761

		2,707

Total Corporate Bonds & Notes (Cost $26,710)		26,487

MUNICIPAL BONDS & NOTES 0.6%
Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2003
5.000% due 06/01/2021	545	547

Total Municipal Bonds & Notes (Cost $543)		547

U.S. GOVERNMENT AGENCIES 9.5%
Fannie Mae
5.000% due 12/01/2017 - 09/01/2018	976	962
5.500% due 01/01/2037	4,000	3,954
6.000% due 04/01/2016 - 11/01/2033	218	221
8.000% due 05/01/2030 - 09/01/2031	38	40

Federal Home Loan Bank
0.000% due 02/27/2012	500	463

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Freddie Mac
5.500% due 08/15/2030	$18	$18
6.000% due 07/01/2016 - 01/01/2037	1,976	1,994
6.500% due 10/25/2043	524	536

Government National Mortgage Association
4.000% due 07/16/2027	85	85
5.125% due 11/20/2029	151	153
5.375% due 02/20/2027	151	153
8.000% due 04/15/2027 - 12/15/2029	58	61
8.500% due 04/20/2030	3	3

Total U.S. Government Agencies (Cost $8,771)		8,643

U.S. TREASURY OBLIGATIONS 12.4%
Treasury Inflation Protected Securities (c)(e)
3.625% due 01/15/2008 (c)(e)	11,244	11,367

Total U.S. Treasury Obligations (Cost $11,514)		11,367

MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Funding Corp.
4.114% due 05/25/2035	477	466

Banc of America Mortgage Securities
6.500% due 10/25/2031	218	221

Bear Stearns Adjustable Rate Mortgage Trust
5.328% due 02/25/2033	151	150

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	249	249

Countrywide Alternative Loan Trust
5.530% due 02/20/2047	200	201
6.000% due 10/25/2033	350	346

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2046 (j)	200	200

CS First Boston Mortgage Securities Corp.
5.629% due 05/25/2032	112	112

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	199	199

Harborview Mortgage Loan Trust
5.440% due 12/19/2036	399	400
5.540% due 12/19/2036	400	401

Impac CMB Trust
5.850% due 04/25/2034	149	149
6.110% due 10/25/2033	26	26

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	187	188

Merrill Lynch Floating Trust
5.420% due 06/15/2022	817	818

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	237	238

Structured Asset Mortgage Investments, Inc.
5.630% due 02/25/2036	176	176

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	198	198

Washington Mutual, Inc.
5.882% due 12/25/2046	894	901

Total Mortgage-Backed Securities (Cost $5,664)		5,639

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments StocksPLUS® Growth and Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 3.3%
Argent Securities, Inc.
5.410% due 05/25/2036	$488	$488

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	291	292

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	99	98

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	683	684
5.630% due 10/25/2034	47	47

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	96	96

Residential Asset Securities Corp.
5.420% due 11/25/2036	288	288

Soundview Home Equity Loan Trust
5.410% due 01/25/2037	400	400

Structured Asset Securities Corp.
5.370% due 10/25/2036	278	278
5.450% due 07/25/2035	72	72

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	240	240

Total Asset-Backed Securities (Cost $2,982)		2,983

SOVEREIGN ISSUES 1.5%
Korea Development Bank
5.651% due 11/22/2012	500	502

Mexico Government International Bond
6.073% due 01/13/2009	900	909

Total Sovereign Issues (Cost $1,400)		1,411

	SHARES	VALUE (000S)
PREFERRED STOCKS 2.0%
DG Funding Trust
7.614% due 12/31/2049	173	$1,823

Total Preferred Stocks (Cost $1,823)		1,823

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 39.7%

CERTIFICATES OF DEPOSIT 2.1%
Barclays Bank PLC
4.485% due 01/29/2007	$1,900	1,900

COMMERCIAL PAPER 27.0%
Bank of America Corp.
5.225% due 03/01/2007	900	893
5.250% due 03/19/2007	1,000	988

Barclays U.S. Funding Corp.
5.250% due 01/12/2007	700	699

Cox Communications, Inc.
5.449% due 01/16/2007	300	300

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	800	780

HBOS Treasury Services PLC
5.250% due 02/07/2007	2,400	2,388

ING U.S. Funding LLC
5.240% due 01/29/2007	400	399

Santander Hispano Finance Delaware
5.245% due 02/08/2007	2,100	2,089

Societe Generale NY
5.230% due 02/09/2007	2,400	2,387

Spintab AB
5.250% due 01/30/2007	300	299

Swedbank
5.240% due 02/21/2007	1,500	1,489

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.360% due 04/12/2007	$900	$886

TotalFinaElf Capital S.A.
5.300% due 01/02/2007	2,500	2,500

UBS Finance Delaware LLC
5.270% due 01/02/2007	3,900	3,900

Unicredito Italiano SpA
5.250% due 01/19/2007	1,800	1,796

Viacom, Inc.
5.600% due 03/22/2007	250	250

Westpac Capital Corp.
5.210% due 03/29/2007	1,000	987
5.240% due 01/03/2007	1,600	1,600

		24,630

REPURCHASE AGREEMENTS 6.1%
State Street Bank and Trust Co.
4.900% due 01/02/2007	5,580	5,580

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $5,696. Repurchase proceeds are $5,583.)

U.S. TREASURY BILLS 4.5%
4.881% due 03/01/2007 - 03/15/2007 (b)(e)	4,138	4,103

Total Short-Term Instruments (Cost $36,215)		36,213

Purchased Options (g) 0.0% (Cost $81)		41

Total Investments (d) 104.2% (Cost $95,703)		$95,154

Written Options (h) (0.1%) (Premiums $90)		(80)

Other Assets and Liabilities (Net) (4.1%)		(3,739)

Net Assets 100.0%		$91,335

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) As of December 31, 2006, portfolio securities with an aggregate value of $4,104 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $14,713 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2007	1	$0
90-Day Euribor June Futures Put Options Strike @ EUR 96.125	Short	06/2007	36	(14)
90-Day Euribor September Futures	Long	09/2007	1	(1)
90-Day Eurodollar December Futures	Long	12/2007	28	2
90-Day Eurodollar September Futures	Long	09/2007	636	(78)
90-Day Euroyen December Futures	Long	12/2007	5	(1)
90-Day Euroyen September Futures	Long	09/2007	9	(1)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	3	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	3	(2)
S&P 500 Index March Futures	Long	03/2007	237	797
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	5	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	4	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	7	(4)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	29	(40)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	146	243

				$897

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns & Co., Inc.	DaimlerChrysler N.A. Holding Corp. 6.500% due 11/15/2013	Sell	0.225%	03/20/2008	$400	$0
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.063%	12/20/2007	200	0
Deutsche Bank AG	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.063%	12/20/2007	500	0
Deutsche Bank AG	Multiple Reference Entities of Gazprom	Sell	1.000%	10/20/2011	300	4
Goldman Sachs & Co.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	0.200%	11/20/2007	300	0
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%	02/20/2007	400	0
HSBC Bank USA	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.770%	06/20/2007	500	6
JPMorgan Chase & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.770%	05/20/2007	200	1
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.600%	06/20/2007	500	11
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.610%	03/20/2007	3,000	9
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.870%	04/20/2007	600	2
Lehman Brothers, Inc.	Pemex Project Funding Master Trust 9.500% due 09/15/2027	Sell	0.290%	12/20/2008	100	0
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.310%	12/20/2008	100	0
Lehman Brothers, Inc.	Dow Jones CDX N.A. EM6 Index	Sell	1.400%	12/20/2011	500	2
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.420%	11/20/2007	300	1
UBS AG	Morgan Stanley 6.600% due 04/01/2012	Sell	0.065%	12/20/2007	300	0

						$36

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	300	$(1)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	200	1
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		200	0
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,000	16
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007	GBP	1,000	(19)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$400	(1)

							$(4)

Total Return Swaps

Counterparty	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
Credit Suisse First Boston	S&P 500 Index	1-Month USD-LIBOR plus 0.030%	05/15/2007	4	$(59)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar March Futures	$92.000	03/19/2007	354	$3	$0
Put - CME S&P 500 March Futures	900.000	03/16/2007	237	7	0

				$10	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	400	$2	$0
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		$200	1	0
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		7,000	28	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		2,000	9	3
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		9,200	31	28

								$71	$41

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

(h) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	26	$5	$2
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	26	6	13
Put - CME 90-Day Eurodollar March Futures	94.750	03/19/2007	8	4	2

				$15	$17

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	100	$2	$0
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		100	2	1
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		$3,000	29	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		1,000	11	5
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		4,000	31	43

								$75	$63

(i) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	99	01/2007	$0	$0	$0
Sell		99	01/2007	0	0	0
Buy		362	05/2007	1	0	1
Buy		226	06/2007	2	0	2
Buy	CNY	1,818	03/2007	1	0	1
Buy		192	09/2007	1	0	1
Buy		3,241	10/2007	9	0	9
Buy		456	11/2007	1	0	1
Buy	EUR	478	01/2007	0	(7)	(7)
Sell		102	01/2007	0	(1)	(1)
Buy	GBP	35	01/2007	0	0	0
Sell		27	01/2007	0	0	0
Buy	JPY	13,874	01/2007	0	0	0
Sell		102,340	01/2007	3	(1)	2
Buy		112,119	02/2007	0	(13)	(13)
Sell		8,676	02/2007	1	0	1
Buy	KRW	402,518	01/2007	8	0	8
Buy		23,856	02/2007	1	0	1
Buy		122,504	05/2007	1	0	1
Buy	MXN	553	04/2007	0	0	0
Buy	PHP	4,238	03/2007	0	0	0
Buy	RUB	2,315	03/2007	1	0	1
Buy		1,156	11/2007	0	0	0
Buy		4,901	12/2007	0	(1)	(1)
Buy	SGD	703	01/2007	8	0	8
Buy		261	07/2007	0	0	0
Buy	TWD	14,042	01/2007	8	0	8
Buy		822	02/2007	0	0	0

				$46	$(23)	$23

(j) When-issued security.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CNY	Chinese Yuan Renminbi	PHP	Philippines Peso
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
JPY	Japanese Yen	TWD	Taiwan Dollar

(f) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(g) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio

14	PIMCO Variable Insurance Trust

December 31, 2006

takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises Securities  issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

“Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.05% to 0.30%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.10%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the

Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2006, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 70,347

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$70,505	$92,476	$41,026	$72,948

16	PIMCO Variable Insurance Trust

December 31, 2006

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	314	$25,900	GBP	1,300	$490
Sales	1,055	15,800		200	685
Closing Buys	(22)	(18,500)		(1,000)	(218)
Expirations	(655)	(15,200)		(300)	(429)
Exercised	(632)	0		0	(438)
Balance at 12/31/2006	60	$8,000	GBP	200	$90

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 5,552	$ 0	$ (520)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral
$ (3)	$ (52,953)	$ 0

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 95,703	$ 126	$ (675)	$ (549)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 4,934	$ 0	$ 0
12/31/2005	5,607	0	0

(4) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	198	$2,084	318	$3,215
Administrative Class	363	3,872	414	4,123
Issued as reinvestment of distributions
Institutional Class	27	289	13	127
Administrative Class	438	4,644	543	5,480
Cost of shares redeemed
Institutional Class	(258)	(2,654)	(124)	(1,264)
Administrative Class	(15,605)	(166,615)	(4,939)	(49,470)
Net (decrease) resulting from Portfolio share transactions	(14,837)	$(158,380)	(3,775)	$(37,789)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	98
Administrative Class	5	88	*

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	19

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

StocksPLUS® Growth and Income Portfolio	15.71%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	2.51%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

20	PIMCO Variable Insurance Trust

Management of the Trust	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	21

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	23

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

StocksPLUS® Growth and Income Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO StocksPLUS® Growth and Income Portfolio

Cumulative Returns Through December 31, 2006

                    PIMCO StocksPLUS/(R)/ Growth and
                  Income Portfolio Institutional Class     S&P 500 Index
                  ------------------------------------     -------------
  04/30/2000                    $10,000                       $10,000
  05/31/2000                      9,803                         9,795
  06/30/2000                     10,038                        10,036
  07/31/2000                      9,907                         9,879
  08/31/2000                     10,567                        10,493
  09/30/2000                     10,012                         9,939
  10/31/2000                      9,927                         9,897
  11/30/2000                      9,179                         9,117
  12/31/2000                      9,209                         9,161
  01/31/2001                      9,559                         9,486
  02/28/2001                      8,676                         8,621
  03/31/2001                      8,126                         8,075
  04/30/2001                      8,709                         8,703
  05/31/2001                      8,817                         8,761
  06/30/2001                      8,605                         8,548
  07/31/2001                      8,571                         8,464
  08/31/2001                      8,052                         7,934
  09/30/2001                      7,403                         7,293
  10/31/2001                      7,567                         7,432
  11/30/2001                      8,103                         8,002
  12/31/2001                      8,170                         8,072
  01/31/2002                      8,083                         7,955
  02/28/2002                      7,961                         7,801
  03/31/2002                      8,238                         8,095
  04/30/2002                      7,764                         7,604
  05/31/2002                      7,720                         7,548
  06/30/2002                      7,158                         7,010
  07/31/2002                      6,549                         6,464
  08/31/2002                      6,664                         6,507
  09/30/2002                      5,946                         5,799
  10/31/2002                      6,488                         6,310
  11/30/2002                      6,888                         6,681
  12/31/2002                      6,530                         6,288
  01/31/2003                      6,386                         6,124
  02/28/2003                      6,323                         6,032
  03/31/2003                      6,402                         6,090
  04/30/2003                      6,934                         6,592
  05/31/2003                      7,314                         6,939
  06/30/2003                      7,397                         7,028
  07/31/2003                      7,488                         7,152
  08/31/2003                      7,651                         7,291
  09/30/2003                      7,603                         7,214
  10/31/2003                      8,011                         7,622
  11/30/2003                      8,084                         7,689
  12/31/2003                      8,517                         8,092
  01/31/2004                      8,673                         8,241
  02/29/2004                      8,820                         8,355
  03/31/2004                      8,690                         8,229
  04/30/2004                      8,506                         8,100
  05/31/2004                      8,616                         8,211
  06/30/2004                      8,775                         8,371
  07/31/2004                      8,489                         8,094
  08/31/2004                      8,554                         8,127
  09/30/2004                      8,634                         8,215
  10/31/2004                      8,792                         8,340
  11/30/2004                      9,143                         8,678
  12/31/2004                      9,453                         8,973
  01/31/2005                      9,211                         8,754
  02/28/2005                      9,397                         8,938
  03/31/2005                      9,212                         8,780
  04/30/2005                      9,044                         8,614
  05/31/2005                      9,325                         8,888
  06/30/2005                      9,322                         8,900
  07/31/2005                      9,669                         9,231
  08/31/2005                      9,604                         9,147
  09/30/2005                      9,649                         9,221
  10/31/2005                      9,460                         9,067
  11/30/2005                      9,799                         9,410
  12/31/2005                      9,801                         9,414
  01/31/2006                     10,068                         9,663
  02/28/2006                     10,078                         9,689
  03/31/2006                     10,175                         9,810
  04/30/2006                     10,329                         9,941
  05/31/2006                     10,032                         9,655
  06/30/2006                      9,994                         9,668
  07/31/2006                     10,091                         9,728
  08/31/2006                     10,305                         9,959
  09/30/2006                     10,576                        10,216
  10/31/2006                     10,941                        10,549
  11/30/2006                     11,149                        10,750
  12/31/2006                     11,282                        10,900

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Short-Term Instruments	38.1%
Corporate Bonds & Notes	27.8%
U.S. Treasury Obligations	11.9%
U.S. Government Agencies	9.1%
Mortgage-Backed Securities	5.9%
Other	7.2%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/28/00)*
	PIMCO StocksPLUS® Growth and Income Portfolio Institutional Class	15.11%	6.67%	1.82%
- -	S&P 500 Index±	15.79%	6.19%	1.30%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,128.89	$1,022.99
Expenses Paid During Period†	$2.36	$2.24

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.05% to 0.30%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $2.41 for Institutional Class Shares based upon the Portfolio’s actual performance and $2.29 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»

The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 15.79% for the twelve-month period ended December 31, 2006, amid firm equity market sentiment. The positive performance of the S&P 500 Index in 2006 marked the fourth consecutive positive calendar year return for the index. Due to the Portfolio’s exposure to this index primarily through derivatives, the positive return of the index benefited the Portfolio’s performance.

»	Interest rate (duration) exposure detracted from performance as rising interest rates caused the portfolio to experience negative price performance.

»

Duration exposure detracted from Portfolio performance. However, because the short-end of the curve inverted and spreads remained tight, the Portfolio did not experience as much of an income advantage relative to LIBOR as is typical.

»	Exposure to mortgage-backed securities benefited returns as declining yield premiums generated positive relative price performance relative to like-duration Treasuries.

»	Exposure to credit sensitive assets, both corporates and emerging market issues, benefited performance as both sectors experienced outperformance relative to like-duration Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights StocksPLUS® Growth and Income Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006		12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$10.27		$10.14	$9.29	$7.27	$9.36
Net investment income (a)	0.45		0.31	0.15	0.14	0.26
Net realized/unrealized gain (loss) on investments (a)	1.06		0.06	0.86	2.06	(2.13)
Total income (loss) from investment operations	1.51		0.37	1.01	2.20	(1.87)
Dividends from net investment income	(0.53)		(0.24)	(0.16)	(0.18)	(0.22)
Total distributions	(0.53)		(0.24)	(0.16)	(0.18)	(0.22)
Net asset value end of year	$11.25		$10.27	$10.14	$9.29	$7.27
Total return	15.11%		3.68%	10.99%	30.44%	(20.08)%
Net assets end of year (000s)	$5,910		$5,735	$3,560	$2,203	$786
Ratio of expenses to average net assets	0.44	%(c)	0.50%	0.50%	0.50%	0.50	%(b)
Ratio of expenses to average net assets excluding interest expense	0.44	%(c)	0.50%	0.50%	0.50%	0.50	%(b)
Ratio of net investment income to average net assets	4.23%		3.12%	1.55%	1.65%	3.28%
Portfolio turnover rate	135%		264%	249%	134%	192%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

(c) Effective October 31, 2006, the advisory fee was reduced to 0.30%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$95,154
Cash	1
Foreign currency, at value	346
Receivable for investments sold	3,005
Interest and dividends receivable	503
Variation margin receivable	742
Swap premiums paid	5
Unrealized appreciation on forward foreign currency contracts	46
Unrealized appreciation on swap agreements	53
99,855

Liabilities:
Payable for investments purchased	$7,202
Payable for Portfolio shares redeemed	2
Written options outstanding	80
Accrued investment advisory fee	25
Accrued administration fee	8
Accrued servicing fee	13
Variation margin payable	1,085
Swap premiums received	2
Unrealized depreciation on forward foreign currency contracts	23
Unrealized depreciation on swap agreements	80
8,520

Net Assets	$91,335

Net Assets Consist of:
Paid in capital	$139,259
Undistributed net investment income	5,592
Accumulated undistributed net realized (loss)	(53,871)
Net unrealized appreciation	355
$91,335

Net Assets:
Institutional Class	$5,910
Administrative Class	85,425

Shares Issued and Outstanding:
Institutional Class	525
Administrative Class	7,663

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.25
Administrative Class	11.15

Cost of Investments Owned	$95,703
Cost of Foreign Currency Held	$346
Premiums Received on Written Options	$90

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$6,033
Dividends	157
Miscellaneous income	1
Total Income	6,191

Expenses:
Investment advisory fees	464
Administration fees	136
Servicing fees – Administrative Class	195
Trustees’ fees	2
Total Expenses	797

Net Investment Income	5,394

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(212)
Net realized gain on futures contracts, options and swaps	10,496
Net realized gain on foreign currency transactions	136
Net change in unrealized appreciation on investments	966
Net change in unrealized appreciation on futures contracts, options and swaps	2,594
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	347
Net Gain	14,327

Net Increase in Net Assets Resulting from Operations	$19,721

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  StocksPLUS® Growth and Income Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,394	$7,131
Net realized gain	10,420	11,323
Net change in unrealized appreciation (depreciation)	3,907	(10,541)
Net increase resulting from operations	19,721	7,913

Distributions to Shareholders:
From net investment income
Institutional Class	(289)	(127)
Administrative Class	(4,645)	(5,480)

Total Distributions	(4,934)	(5,607)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	2,084	3,215
Administrative Class	3,872	4,123
Issued as reinvestment of distributions
Institutional Class	289	127
Administrative Class	4,644	5,480
Cost of shares redeemed
Institutional Class	(2,654)	(1,264)
Administrative Class	(166,615)	(49,470)
Net increase (decrease) resulting from Portfolio share transactions	(158,380)	(37,789)

Total Decrease in Net Assets	(143,593)	(35,483)

Net Assets:
Beginning of period	234,928	270,411
End of period*	$91,335	$234,928

*Including undistributed net investment income of:	$5,592	$4,124

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments StocksPLUS® Growth and Income Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 29.0%

BANKING & FINANCE 19.2%
American Express Bank FSB
5.410% due 10/20/2009	$200	$200

American Express Credit Corp.
5.410% due 11/09/2009	200	200

Bank of America Corp.
5.375% due 06/19/2009	800	801

BNP Paribas
5.292% due 05/28/2008	100	100

CIT Group, Inc.
5.000% due 11/24/2008	300	299

Citigroup, Inc.
4.200% due 12/20/2007	2,500	2,474

Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (a)	1,700	1,411

Export-Import Bank of Korea
5.615% due 11/16/2010	1,900	1,903

Ford Motor Credit Co.
4.950% due 01/15/2008	100	98
6.192% due 09/28/2007	600	599

Fortis Bank
5.265% due 04/28/2008	400	400

General Electric Capital Corp.
5.410% due 01/05/2009	200	200
5.410% due 10/26/2009	400	400

General Motors Acceptance Corp.
6.274% due 01/16/2007	600	600

Goldman Sachs Group, Inc.
5.455% due 11/16/2009	900	901

HSBC Finance Corp.
6.538% due 11/13/2007	100	101

Lehman Brothers Holdings, Inc.
5.464% due 01/23/2009	300	301
5.475% due 11/16/2009	500	500
5.594% due 07/18/2011	100	100

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008	500	500
5.414% due 10/23/2008	200	200
5.450% due 12/04/2009	200	200

Nordea Bank Finland PLC
5.308% due 05/28/2008	100	100

Osiris Capital PLC
8.210% due 01/15/2010	500	502

Royal Bank of Scotland Group PLC
5.365% due 12/21/2007	600	601
5.770% due 07/06/2012	300	300

Skandinav Enskilda BK
5.330% due 02/04/2008	600	600

Unicredit Luxembourg Finance S.A.
5.426% due 10/24/2008	900	901

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	200	200

Wachovia Corp.
5.506% due 10/15/2011	900	902

Westpac Banking Corp.
5.310% due 06/06/2008	100	100

World Savings Bank FSB
5.415% due 05/08/2009	850	851

		17,545

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
INDUSTRIALS 6.8%
Anadarko Petroleum Corp.
5.760% due 09/15/2009	$200	$201

El Paso Corp.
7.625% due 08/16/2007	500	508

General Electric Co.
5.393% due 12/09/2008	200	200

JC Penney Corp., Inc.
7.375% due 08/15/2008	100	102

Northwest Pipeline Corp.
6.625% due 12/01/2007	1,372	1,382

Pemex Project Funding Master Trust
5.970% due 12/03/2012	700	703

Southern Natural Gas Co.
6.700% due 10/01/2007	500	506

Telecom Italia Capital S.A.
5.851% due 02/01/2011	100	100

Time Warner, Inc.
5.606% due 11/13/2009	900	901

Transcontinental Gas Pipe Line Corp.
6.654% due 04/15/2008	1,100	1,106

Transocean, Inc.
5.566% due 09/05/2008	200	200

Xerox Corp.
9.750% due 01/15/2009	300	326

		6,235

UTILITIES 3.0%
America Movil S.A. de C.V.
5.466% due 06/27/2008	200	200

AT&T, Inc.
4.214% due 06/05/2021	300	299
5.584% due 11/14/2008	100	100

CMS Energy Corp.
9.875% due 10/15/2007	1,300	1,347

Qwest Corp.
8.610% due 06/15/2013	700	761

		2,707

Total Corporate Bonds & Notes (Cost $26,710)		26,487

MUNICIPAL BONDS & NOTES 0.6%
Golden State, California Tobacco Securitization Corporations Revenue Bonds, Series 2003
5.000% due 06/01/2021	545	547

Total Municipal Bonds & Notes (Cost $543)		547

U.S. GOVERNMENT AGENCIES 9.5%
Fannie Mae
5.000% due 12/01/2017 - 09/01/2018	976	962
5.500% due 01/01/2037	4,000	3,954
6.000% due 04/01/2016 - 11/01/2033	218	221
8.000% due 05/01/2030 - 09/01/2031	38	40

Federal Home Loan Bank
0.000% due 02/27/2012	500	463

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Freddie Mac
5.500% due 08/15/2030	$18	$18
6.000% due 07/01/2016 - 01/01/2037	1,976	1,994
6.500% due 10/25/2043	524	536

Government National Mortgage Association
4.000% due 07/16/2027	85	85
5.125% due 11/20/2029	151	153
5.375% due 02/20/2027	151	153
8.000% due 04/15/2027 - 12/15/2029	58	61
8.500% due 04/20/2030	3	3

Total U.S. Government Agencies (Cost $8,771)		8,643

U.S. TREASURY OBLIGATIONS 12.4%
Treasury Inflation Protected Securities (c)(e)
3.625% due 01/15/2008 (c)(e)	11,244	11,367

Total U.S. Treasury Obligations (Cost $11,514)		11,367

MORTGAGE-BACKED SECURITIES 6.2%
Banc of America Funding Corp.
4.114% due 05/25/2035	477	466

Banc of America Mortgage Securities
6.500% due 10/25/2031	218	221

Bear Stearns Adjustable Rate Mortgage Trust
5.328% due 02/25/2033	151	150

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	249	249

Countrywide Alternative Loan Trust
5.530% due 02/20/2047	200	201
6.000% due 10/25/2033	350	346

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2046 (j)	200	200

CS First Boston Mortgage Securities Corp.
5.629% due 05/25/2032	112	112

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	199	199

Harborview Mortgage Loan Trust
5.440% due 12/19/2036	399	400
5.540% due 12/19/2036	400	401

Impac CMB Trust
5.850% due 04/25/2034	149	149
6.110% due 10/25/2033	26	26

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	187	188

Merrill Lynch Floating Trust
5.420% due 06/15/2022	817	818

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	237	238

Structured Asset Mortgage Investments, Inc.
5.630% due 02/25/2036	176	176

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	198	198

Washington Mutual, Inc.
5.882% due 12/25/2046	894	901

Total Mortgage-Backed Securities (Cost $5,664)		5,639

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments StocksPLUS® Growth and Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 3.3%
Argent Securities, Inc.
5.410% due 05/25/2036	$488	$488

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	291	292

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	99	98

Long Beach Mortgage Loan Trust
5.360% due 11/25/2036	683	684
5.630% due 10/25/2034	47	47

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	96	96

Residential Asset Securities Corp.
5.420% due 11/25/2036	288	288

Soundview Home Equity Loan Trust
5.410% due 01/25/2037	400	400

Structured Asset Securities Corp.
5.370% due 10/25/2036	278	278
5.450% due 07/25/2035	72	72

Wells Fargo Home Equity Trust
5.470% due 12/25/2035	240	240

Total Asset-Backed Securities (Cost $2,982)		2,983

SOVEREIGN ISSUES 1.5%
Korea Development Bank
5.651% due 11/22/2012	500	502

Mexico Government International Bond
6.073% due 01/13/2009	900	909

Total Sovereign Issues (Cost $1,400)		1,411

	SHARES	VALUE (000S)
PREFERRED STOCKS 2.0%
DG Funding Trust
7.614% due 12/31/2049	173	$1,823

Total Preferred Stocks (Cost $1,823)		1,823

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 39.7%

CERTIFICATES OF DEPOSIT 2.1%
Barclays Bank PLC
4.485% due 01/29/2007	$1,900	1,900

COMMERCIAL PAPER 27.0%
Bank of America Corp.
5.225% due 03/01/2007	900	893
5.250% due 03/19/2007	1,000	988

Barclays U.S. Funding Corp.
5.250% due 01/12/2007	700	699

Cox Communications, Inc.
5.449% due 01/16/2007	300	300

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	800	780

HBOS Treasury Services PLC
5.250% due 02/07/2007	2,400	2,388

ING U.S. Funding LLC
5.240% due 01/29/2007	400	399

Santander Hispano Finance Delaware
5.245% due 02/08/2007	2,100	2,089

Societe Generale NY
5.230% due 02/09/2007	2,400	2,387

Spintab AB
5.250% due 01/30/2007	300	299

Swedbank
5.240% due 02/21/2007	1,500	1,489

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Time Warner, Inc.
5.360% due 04/12/2007	$900	$886

TotalFinaElf Capital S.A.
5.300% due 01/02/2007	2,500	2,500

UBS Finance Delaware LLC
5.270% due 01/02/2007	3,900	3,900

Unicredito Italiano SpA
5.250% due 01/19/2007	1,800	1,796

Viacom, Inc.
5.600% due 03/22/2007	250	250

Westpac Capital Corp.
5.210% due 03/29/2007	1,000	987
5.240% due 01/03/2007	1,600	1,600

		24,630

REPURCHASE AGREEMENTS 6.1%
State Street Bank and Trust Co.
4.900% due 01/02/2007	5,580	5,580

(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $5,696. Repurchase proceeds are $5,583.)

U.S. TREASURY BILLS 4.5%
4.881% due 03/01/2007 - 03/15/2007 (b)(e)	4,138	4,103

Total Short-Term Instruments (Cost $36,215)		36,213

Purchased Options (g) 0.0% (Cost $81)		41

Total Investments (d) 104.2% (Cost $95,703)		$95,154

Written Options (h) (0.1%) (Premiums $90)		(80)

Other Assets and Liabilities (Net) (4.1%)		(3,739)

Net Assets 100.0%		$91,335

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) Coupon represents a weighted average rate.

(c) Principal amount of security is adjusted for inflation.

(d) As of December 31, 2006, portfolio securities with an aggregate value of $4,104 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(e) Securities with an aggregate market value of $14,713 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2007	1	$0
90-Day Euribor June Futures Put Options Strike @ EUR 96.125	Short	06/2007	36	(14)
90-Day Euribor September Futures	Long	09/2007	1	(1)
90-Day Eurodollar December Futures	Long	12/2007	28	2
90-Day Eurodollar September Futures	Long	09/2007	636	(78)
90-Day Euroyen December Futures	Long	12/2007	5	(1)
90-Day Euroyen September Futures	Long	09/2007	9	(1)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	3	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	3	(2)
S&P 500 Index March Futures	Long	03/2007	237	797
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	5	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	4	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	7	(4)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	29	(40)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	146	243

				$897

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns & Co., Inc.	DaimlerChrysler N.A. Holding Corp. 6.500% due 11/15/2013	Sell	0.225%	03/20/2008	$400	$0
Deutsche Bank AG	Goldman Sachs Group, Inc. 6.600% due 01/15/2012	Sell	0.063%	12/20/2007	200	0
Deutsche Bank AG	Lehman Brothers Holdings, Inc. 6.625% due 01/18/2012	Sell	0.063%	12/20/2007	500	0
Deutsche Bank AG	Multiple Reference Entities of Gazprom	Sell	1.000%	10/20/2011	300	4
Goldman Sachs & Co.	Petroleos Mexicanos 9.500% due 09/15/2027	Sell	0.200%	11/20/2007	300	0
HSBC Bank USA	Multiple Reference Entities of Gazprom	Sell	0.320%	02/20/2007	400	0
HSBC Bank USA	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.770%	06/20/2007	500	6
JPMorgan Chase & Co.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.770%	05/20/2007	200	1
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.600%	06/20/2007	500	11
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.610%	03/20/2007	3,000	9
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.870%	04/20/2007	600	2
Lehman Brothers, Inc.	Pemex Project Funding Master Trust 9.500% due 09/15/2027	Sell	0.290%	12/20/2008	100	0
Lehman Brothers, Inc.	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.310%	12/20/2008	100	0
Lehman Brothers, Inc.	Dow Jones CDX N.A. EM6 Index	Sell	1.400%	12/20/2011	500	2
Morgan Stanley	Multiple Reference Entities of Gazprom	Sell	0.420%	11/20/2007	300	1
UBS AG	Morgan Stanley 6.600% due 04/01/2012	Sell	0.065%	12/20/2007	300	0

						$36

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	300	$(1)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	200	1
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		200	0
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EUR	1,000	16
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007	GBP	1,000	(19)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$400	(1)

							$(4)

Total Return Swaps

Counterparty	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
Credit Suisse First Boston	S&P 500 Index	1-Month USD-LIBOR plus 0.030%	05/15/2007	4	$(59)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar March Futures	$92.000	03/19/2007	354	$3	$0
Put - CME S&P 500 March Futures	900.000	03/16/2007	237	7	0

				$10	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	400	$2	$0
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		$200	1	0
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		7,000	28	10
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		2,000	9	3
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		9,200	31	28

								$71	$41

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments  StocksPLUS® Growth and Income Portfolio (Cont.)

(h) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	26	$5	$2
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	26	6	13
Put - CME 90-Day Eurodollar March Futures	94.750	03/19/2007	8	4	2

				$15	$17

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	100	$2	$0
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		100	2	1
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		$3,000	29	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		1,000	11	5
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		4,000	31	43

								$75	$63

(i) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	99	01/2007	$0	$0	$0
Sell		99	01/2007	0	0	0
Buy		362	05/2007	1	0	1
Buy		226	06/2007	2	0	2
Buy	CNY	1,818	03/2007	1	0	1
Buy		192	09/2007	1	0	1
Buy		3,241	10/2007	9	0	9
Buy		456	11/2007	1	0	1
Buy	EUR	478	01/2007	0	(7)	(7)
Sell		102	01/2007	0	(1)	(1)
Buy	GBP	35	01/2007	0	0	0
Sell		27	01/2007	0	0	0
Buy	JPY	13,874	01/2007	0	0	0
Sell		102,340	01/2007	3	(1)	2
Buy		112,119	02/2007	0	(13)	(13)
Sell		8,676	02/2007	1	0	1
Buy	KRW	402,518	01/2007	8	0	8
Buy		23,856	02/2007	1	0	1
Buy		122,504	05/2007	1	0	1
Buy	MXN	553	04/2007	0	0	0
Buy	PHP	4,238	03/2007	0	0	0
Buy	RUB	2,315	03/2007	1	0	1
Buy		1,156	11/2007	0	0	0
Buy		4,901	12/2007	0	(1)	(1)
Buy	SGD	703	01/2007	8	0	8
Buy		261	07/2007	0	0	0
Buy	TWD	14,042	01/2007	8	0	8
Buy		822	02/2007	0	0	0

				$46	$(23)	$23

(j) When-issued security.

12	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

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Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CNY	Chinese Yuan Renminbi	PHP	Philippines Peso
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
JPY	Japanese Yen	TWD	Taiwan Dollar

(f) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(g) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(i) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio

14	PIMCO Variable Insurance Trust

December 31, 2006

takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises Securities  issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

“Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.05% to 0.30%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.10%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the

Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2006, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$ 0	$ 70,347

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$70,505	$92,476	$41,026	$72,948

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December 31, 2006

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in GBP		Premium
Balance at 12/31/2005	314	$25,900	GBP	1,300	$490
Sales	1,055	15,800		200	685
Closing Buys	(22)	(18,500)		(1,000)	(218)
Expirations	(655)	(15,200)		(300)	(429)
Exercised	(632)	0		0	(438)
Balance at 12/31/2006	60	$8,000	GBP	200	$90

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 5,552	$ 0	$ (520)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral
$ (3)	$ (52,953)	$ 0

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in December 31, 2010.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 95,703	$ 126	$ (675)	$ (549)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 4,934	$ 0	$ 0
12/31/2005	5,607	0	0

(4) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	198	$2,084	318	$3,215
Administrative Class	363	3,872	414	4,123
Issued as reinvestment of distributions
Institutional Class	27	289	13	127
Administrative Class	438	4,644	543	5,480
Cost of shares redeemed
Institutional Class	(258)	(2,654)	(124)	(1,264)
Administrative Class	(15,605)	(166,615)	(4,939)	(49,470)
Net (decrease) resulting from Portfolio share transactions	(14,837)	$(158,380)	(3,775)	$(37,789)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	98
Administrative Class	5	88	*

* Allianz Life Insurance Co. of North America, an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	19

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

StocksPLUS® Growth and Income Portfolio	15.71%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	2.51%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

20	PIMCO Variable Insurance Trust

Management of the Trust	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	21

Management of the Trust (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	23

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

P I M C O

PIMCO Variable Insurance Trust

StocksPLUS® Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the StocksPLUS® Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO StocksPLUS® Total Return Portfolio

Cumulative Returns Through December 31, 2006

                     PIMCO
                StocksPLUS/(R)/
            Total Return Portfolio
             Administrative Class      S&P 500 Index
             --------------------      -------------
09/30/2005           $10,000              $10,000
10/31/2005             9,760                9,833
11/30/2005            10,130               10,205
12/31/2005            10,190               10,209
01/31/2006            10,430               10,479
02/28/2006            10,460               10,508
03/31/2006            10,434               10,638
04/30/2006            10,544               10,781
05/31/2006            10,153               10,471
06/30/2006            10,128               10,485
07/31/2006            10,309               10,550
08/31/2006            10,640               10,801
09/30/2006            10,956               11,079
10/31/2006            11,328               11,440
11/30/2006            11,610               11,658
12/31/2006            11,636               11,821

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	34.0%
Short-Term Instruments	21.1%
U.S. Treasury Obligations	18.0%
Corporate Bonds & Notes	15.1%
Asset-Backed Securities	6.0%
Mortgage-Backed Securities	5.6%
Other	0.2%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	Portfolio Inception (09/30/05)
	PIMCO StocksPLUS® Total Return Portfolio Administrative Class	14.19%	12.86%
....	S&P 500 Index±	15.79%	14.31%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,148.92	$1,020.77
Expenses Paid During Period†	$4.77	$4.48

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses. Effective October 1, 2006, the Portfolio’s advisory fee was reduced by 0.05% to 0.44%. If this fee reduction had been in effect during the entire six-month period ended December 31, 2006, the “Expenses Paid During Period” amounts would have been $4.82 for Administrative Class Shares based upon the Portfolio’s actual performance and $4.53 based upon a hypothetical 5% return.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

»

The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 15.79% for the twelve-month period ended December 31, 2006, amid firm equity market sentiment. The positive performance of the S&P 500 Index in 2006 marked the fourth consecutive positive calendar year return for the index. Due to the Portfolio’s exposure to this index primarily through derivatives, the positive return of the index benefited the Portfolio’s performance.

»	Interest rate (duration) exposure detracted from performance as rising interest rates caused the portfolio to experience negative price performance.

»

Duration exposure detracted from Portfolio performance. However, because the short-end of the curve inverted and spreads remained tight, the Portfolio did not experience much of an income advantage relative to LIBOR.

»	Exposure to mortgage-backed securities benefited returns as declining yield premiums generated positive relative price performance relative to like-duration Treasuries.

»	Small exposure to credit sensitive assets, both corporates and emerging market issues, benefited performance slightly as both sectors experienced outperformance relative to like-duration Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  StocksPLUS® Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2006		09/30/2005-12/31/2005

Administrative Class
Net asset value beginning of year or period	$10.19		$10.00
Net investment income (a)	0.42		0.09
Net realized/unrealized gain on investments (a)	1.02		0.10
Total income from investment operations	1.44		0.19
Dividends from net investment income	(0.16)		0.00
Distributions from net realized capital gains	(0.09)		0.00
Total distributions	(0.25)		0.00
Net asset value end of year or period	$11.38		$10.19
Total return	14.19%		1.90%
Net assets end of year or period (000s)	$3,749		$3,056
Ratio of expenses to average net assets	0.88	%(c)	0.90	%*(b)
Ratio of expenses to average net assets excluding interest expense	0.88	%(c)	0.89	%*(b)
Ratio of net investment income to average net assets	3.95%		3.77	%*
Portfolio turnover rate	415%		43%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.10%.

(c) Effective October 31, 2006, the advisory fee was reduced to 0.44%.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  StocksPLUS® Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$5,098
Repurchase agreement, at value	429
Cash	1
Receivable for investments sold	502
Interest and dividends receivable	13
Swap premiums paid	1
Unrealized appreciation on forward foreign currency contracts	2
6,046

Liabilities:
Payable for investments purchased	$1,776
Payable for investments purchased on a delayed-delivery basis	501
Accrued investment advisory fee	1
Accrued administration fee	1
Variation margin payable	16
Unrealized depreciation on forward foreign currency contracts	1
Unrealized depreciation on swap agreements	1
2,297

Net Assets	$3,749

Net Assets Consist of:
Paid in capital	$3,317
Undistributed net investment income	110
Accumulated undistributed net realized gain	286
Net unrealized appreciation	38
$3,751

Net Assets:
Administrative Class	$3,749

Shares Issued and Outstanding:
Administrative Class	329

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Administrative Class	$11.38

Cost of Investments Owned	$5,107
Cost of Repurchase Agreements Owned	$429

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  StocksPLUS® Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$161
Total Income	161

Expenses:
Investment advisory fees	16
Administration fees	8
Distribution and/or servicing fees – Administrative Class	5
Total Expenses	29

Net Investment Income	132

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	8
Net realized gain on futures contracts, options and swaps	311
Net realized gain on foreign currency transactions	6
Net change in unrealized (depreciation) on investments	(9)
Net change in unrealized appreciation on futures contracts, options and swaps	8
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2
Net Gain	326

Net Increase in Net Assets Resulting from Operations	$458

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  StocksPLUS® Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Period from September 30, 2005 to December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132	$28
Net realized gain (loss)	325	(9)
Net change in unrealized appreciation	1	37
Net increase resulting from operations	458	56

Distributions to Shareholders:
From net investment income
Administrative Class	(53)	0
From net realized capital gains
Administrative Class	(28)	0

Total Distributions	(81)	0

Portfolio Share Transactions:
Receipts for shares sold
Administrative Class	415	3,000
Issued as reinvestment of distributions
Administrative Class	80	0
Cost of shares redeemed
Administrative Class	(179)	0
Net increase resulting from Portfolio share transactions	316	3,000

Total Increase in Net Assets	693	3,056

Net Assets:
Beginning of period	3,056	0
End of period*	$3,749	$3,056

*Including undistributed net investment income of:	$110	$28

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments StocksPLUS® Total Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 22.2%

BANKING & FINANCE 17.3%
American Express Centurion Bank
5.350% due 05/07/2008	$30	$30

Bank of America Corp.
5.375% due 06/19/2009	30	30

Bank of Ireland
5.415% due 12/18/2009	20	20

BNP Paribas
5.186% due 06/29/2049	30	29
5.292% due 05/28/2008	30	30

Citigroup, Inc.
5.406% due 12/26/2008	100	100

General Electric Capital Corp.
5.430% due 01/03/2008	20	20
5.430% due 10/06/2010	20	20

Goldman Sachs Group, Inc.
5.455% due 11/16/2009	10	10
5.456% due 06/23/2009	30	30

JPMorgan Chase & Co.
5.400% due 06/26/2009	40	40

Lehman Brothers Holdings, Inc.
5.460% due 04/03/2009	10	10
5.464% due 10/22/2008	30	30

Merrill Lynch & Co., Inc.
5.461% due 08/22/2008	30	30

Morgan Stanley
5.390% due 11/21/2008	40	40

Nordea Bank Finland
5.308% due 05/28/2008	30	30

RBS Capital Trust III
5.512% due 09/29/2049	20	20

Societe Generale NY
5.000% due 06/11/2007	30	30
5.299% due 06/30/2008	10	10

Wachovia Corp.
5.426% due 10/28/2008	30	30

Wells Fargo & Co.
5.426% due 03/23/2010	30	30

Westfield Group
5.700% due 10/01/2016	30	31

		650

INDUSTRIALS 3.8%
Anadarko Petroleum Corp.
5.760% due 09/15/2009	30	30

DaimlerChrysler N.A. Holding Corp.
5.833% due 09/10/2007	30	30

FedEx Corp.
5.455% due 08/08/2007	30	30

Home Depot, Inc.
5.490% due 12/16/2009	10	10

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	20	24

Time Warner, Inc.
5.875% due 11/15/2016	10	10

Transocean, Inc.
5.566% due 09/05/2008	10	10

		144

UTILITIES 1.1%
BellSouth Corp.
5.474% due 08/15/2008	30	30

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	$10	$10

		40

Total Corporate Bonds & Notes (Cost $831)		834

MUNICIPAL BONDS & NOTES 0.3%
New Jersey State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2002
5.750% due 06/01/2032	10	11

Total Municipal Bonds & Notes (Cost $10)		11

U.S. GOVERNMENT AGENCIES 50.1%
Fannie Mae
4.456% due 06/01/2035	22	22
4.467% due 09/01/2035	21	20
4.626% due 09/01/2035	17	17
4.648% due 10/01/2035	11	11
4.673% due 12/01/2033	11	11
4.678% due 12/01/2033	6	6
4.835% due 06/01/2035	18	18
4.996% due 06/01/2035	16	15
5.500% due 08/01/2035 - 01/01/2037	1,667	1,648

Federal Home Loan Bank
5.500% due 06/30/2008	40	40

Freddie Mac
4.400% due 09/01/2035	5	5
4.559% due 09/01/2035	17	17
4.713% due 08/01/2035	18	18
4.924% due 11/01/2034	16	16
5.000% due 12/15/2020	7	7
5.958% due 02/25/2045	6	6

Total U.S. Government Agencies (Cost $1,888)		1,877

U.S. TREASURY OBLIGATIONS 26.6%
U.S. Treasury Notes
4.625% due 12/31/2011	500	498
4.750% due 12/31/2008	500	500

Total U.S. Treasury Obligations (Cost $998)		998

MORTGAGE-BACKED SECURITIES 8.2%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	14	14

Countrywide Alternative Loan Trust
5.530% due 02/20/2047	30	30

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2046 (g)	30	30

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	30	30

Indymac Index Mortgage Loan Trust
5.191% due 01/25/2036	8	8

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	82	82

TBW Mortgage-Backed Pass-Through Certificates
5.460% due 01/25/2037	40	40

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	30	30

Washington Mutual, Inc.
5.827% due 02/25/2046	35	35

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	9	9

Total Mortgage-Backed Securities (Cost $308)		308

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.8%
ACE Securities Corp.
5.370% due 12/25/2036	$33	$33

Argent Securities, Inc.
5.490% due 02/25/2036	2	2

Bear Stearns Asset-Backed Securities, Inc.
5.400% due 10/25/2036	29	29

Capital One Auto Finance Trust
5.340% due 12/14/2007	30	30

Chase Credit Card Master Trust
5.460% due 02/15/2011	10	10

Countrywide Asset-Backed Certificates
5.420% due 12/25/2036	40	40

FBR Securitization Trust
5.460% due 10/25/2035	1	1
5.470% due 10/25/2035	2	2

Lehman XS Trust
5.420% due 05/25/2046	21	21

Long Beach Mortgage Loan Trust
5.630% due 10/25/2034	5	5

Morgan Stanley ABS Capital I
5.370% due 10/25/2036	29	29

Nissan Auto Lease Trust
5.347% due 12/14/2007	26	27

Residential Asset Securities Corp.
5.420% due 11/25/2036	29	29

SACO I, Inc.
5.460% due 09/25/2035	2	1

SLM Student Loan Trust
5.323% due 07/25/2013	40	40

Specialty Underwriting & Residential Finance
5.395% due 11/25/2037	32	32

Total Asset-Backed Securities (Cost $331)		331

SHORT-TERM INSTRUMENTS 31.2%

COMMERCIAL PAPER 8.0%
Barclays U.S. Funding Corp.
5.250% due 01/30/2007	100	100

Calyon N.A. LLC
5.240% due 02/08/2007	100	99

Spintab AB
5.250% due 01/30/2007	100	100

		299

REPURCHASE AGREEMENTS 11.5%
State Street Bank and Trust Co.
4.900% due 01/02/2007	429	429

(Dated 12/29/2006. Collateralized by Fannie Mae 5.750% due 02/15/2008 valued at $442. Repurchase proceeds are $429.)

U.S. TREASURY BILLS 11.7%
4.803% due 03/01/2007 -
03/15/2007 (a)(c)	445	440

Total Short-Term Instruments (Cost $1,169)		1,168

Purchased Options (e) 0.0% (Cost $1)		0

Total Investments (b) 147.4% (Cost $5,536)		$5,527

Other Assets and Liabilities (Net) (47.4%)		(1,778)

Net Assets 100.0%		$3,749

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments  StocksPLUS® Total Return Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) As of December 31, 2006, portfolio securities with an aggregate value of $713 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(c) Securities with an aggregate market value of $440 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2007	9	$(1)
90-Day Eurodollar June Futures	Long	06/2007	6	(5)
90-Day Eurodollar September Futures	Long	09/2007	9	(6)
S&P 500 Emini Index March Futures	Long	03/2007	8	6
S&P 500 Index March Futures	Long	03/2007	9	56
U.S. Treasury 10-Year Note March Futures	Long	03/2007	3	(3)

				$47

(d) Swap agreements outstanding on December 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2012	$100	$(1)

(e) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	16	$0	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	2	0	0
Put - CME 90-Day Eurodollar June Futures	91.500	06/18/2007	2	0	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	4	0	0
Put - CME S&P 500 March Futures	900.000	03/16/2007	9	1	0

				$1	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 5.500% due 03/01/2037	$88.375	03/06/2007	$750	$0	$0

(f) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	4	01/2007	$0	$0	$0
Sell		4	01/2007	0	0	0
Buy		16	05/2007	0	0	0
Buy		15	06/2007	0	0	0
Buy	CAD	11	01/2007	0	0	0
Sell		10	01/2007	0	0	0
Buy	CNY	15	11/2007	0	0	0
Buy	EUR	100	01/2007	0	0	0
Sell		85	01/2007	1	0	1
Buy	GBP	4	01/2007	0	0	0
Sell	JPY	7,316	01/2007	1	0	1
Buy		8,562	02/2007	0	(1)	(1)
Sell		704	02/2007	0	0	0
Buy	KRW	4,538	05/2007	0	0	0
Buy	MXN	22	04/2007	0	0	0
Buy	PHP	190	03/2007	0	0	0
Buy	RUB	80	03/2007	0	0	0
Buy		131	12/2007	0	0	0
Buy	SGD	2	01/2007	0	0	0
Buy		12	07/2007	0	0	0
Buy	TWD	36	02/2007	0	0	0

				$2	$(1)	$1

(g) When-issued security.

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The StocksPLUS® Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNY	Chinese Yuan Renminbi	PHP	Philippines Peso
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SGD	Singapore Dollar
JPY	Japanese Yen	TWD	Taiwan Dollar

(f) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(g) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(h) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(i) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase

12	PIMCO Variable Insurance Trust

December 31, 2006

agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(j) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(k) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. Effective October 1, 2006, the investment advisory fee was reduced by 0.05% to 0.44%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro-rata share of organizational expenses and pro-rata Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.84%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. During the period ended December 31, 2006, the Administrator recouped $114. As of December 31, 2006, the amount available to be reimbursed by Administrator is $8,606.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$11,781	$10,958	$1,343	$216

14	PIMCO Variable Insurance Trust

December 31, 2006

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Premium
Balance at 12/31/2005	2	$1
Sales	3	0
Closing Buys	(4)	(1)
Expirations	(1)	0
Exercised	0	0
Balance at 12/31/2006	0	$0

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 254	$ 189	$ (9)
Other Book- to-Tax Accounting Differences	Accumulated Capital Losses	Post- October Deferral
$ 0	$ 0	$ 0

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,536	$ 5	$ (14)	$ (9)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (2)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 66	$ 15	$ 0
12/31/2005	0	0	0

(2) Includes short-term capital gains, if any, distributed.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Period From 09/30/2005 to 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	39	$415	300	$3,000
Issued as reinvestment of distributions
Administrative Class	7	80	0	0
Cost of shares redeemed
Administrative Class	(17)	(179)	0	0
Net increase resulting from Portfolio share transactions	29	$316	300	$3,000

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Administrative Class	2	99

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In

July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain portfolios of the Trust — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the StocksPLUS® Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	17

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

18	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

20	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2006

                         PIMCO
                     Total Return
                       Portfolio                    Lehman Brothers
                    Administrative                   Aggregate Bond
                         Class                           Index
                    -------------                   --------------
12/31/1997             $10,000                          $10,000
01/31/1998              10,102                           10,128
02/28/1998              10,059                           10,120
03/31/1998              10,081                           10,156
04/30/1998              10,124                           10,209
05/31/1998              10,222                           10,305
06/30/1998              10,302                           10,393
07/31/1998              10,355                           10,415
08/31/1998              10,546                           10,584
09/30/1998              10,861                           10,832
10/31/1998              10,820                           10,775
11/30/1998              10,806                           10,836
12/31/1998              10,861                           10,869
01/31/1999              10,907                           10,946
02/28/1999              10,641                           10,755
03/31/1999              10,769                           10,815
04/30/1999              10,754                           10,849
05/31/1999              10,660                           10,754
06/30/1999              10,668                           10,720
07/31/1999              10,611                           10,674
08/31/1999              10,596                           10,669
09/30/1999              10,755                           10,793
10/31/1999              10,843                           10,832
11/30/1999              10,829                           10,832
12/31/1999              10,798                           10,779
01/31/2000              10,713                           10,744
02/29/2000              10,756                           10,874
03/31/2000              10,959                           11,017
04/30/2000              10,909                           10,986
05/31/2000              10,959                           10,981
06/30/2000              11,161                           11,209
07/31/2000              11,250                           11,311
08/31/2000              11,419                           11,475
09/30/2000              11,451                           11,547
10/31/2000              11,520                           11,623
11/30/2000              11,727                           11,813
12/31/2000              11,895                           12,033
01/31/2001              11,999                           12,229
02/28/2001              12,139                           12,336
03/31/2001              12,224                           12,398
04/30/2001              12,104                           12,346
05/31/2001              12,160                           12,421
06/30/2001              12,200                           12,468
07/31/2001              12,589                           12,746
08/31/2001              12,733                           12,892
09/30/2001              12,861                           13,043
10/31/2001              13,108                           13,316
11/30/2001              12,950                           13,132
12/31/2001              12,891                           13,049
01/31/2002              13,052                           13,154
02/28/2002              13,197                           13,282
03/31/2002              12,995                           13,061
04/30/2002              13,234                           13,314
05/31/2002              13,317                           13,427
06/30/2002              13,319                           13,543
07/31/2002              13,350                           13,707
08/31/2002              13,596                           13,938
09/30/2002              13,715                           14,164
10/31/2002              13,666                           14,099
11/30/2002              13,767                           14,096
12/31/2002              14,059                           14,387
01/31/2003              14,117                           14,399
02/28/2003              14,317                           14,598
03/31/2003              14,314                           14,587
04/30/2003              14,468                           14,707
05/31/2003              14,716                           14,982
06/30/2003              14,691                           14,952
07/31/2003              14,176                           14,449
08/31/2003              14,320                           14,545
09/30/2003              14,688                           14,930
10/31/2003              14,582                           14,791
11/30/2003              14,611                           14,826
12/31/2003              14,768                           14,977
01/31/2004              14,876                           15,098
02/29/2004              15,038                           15,261
03/31/2004              15,161                           15,375
04/30/2004              14,826                           14,975
05/31/2004              14,761                           14,915
06/30/2004              14,825                           15,000
07/31/2004              14,980                           15,148
08/31/2004              15,263                           15,437
09/30/2004              15,284                           15,479
10/31/2004              15,439                           15,609
11/30/2004              15,363                           15,484
12/31/2004              15,490                           15,627
01/31/2005              15,547                           15,725
02/28/2005              15,482                           15,632
03/31/2005              15,442                           15,552
04/30/2005              15,663                           15,762
05/31/2005              15,829                           15,933
06/30/2005              15,906                           16,020
07/31/2005              15,790                           15,874
08/31/2005              15,987                           16,078
09/30/2005              15,831                           15,912
10/31/2005              15,668                           15,786
11/30/2005              15,722                           15,856
12/31/2005              15,869                           16,006
01/31/2006              15,907                           16,007
02/28/2006              15,974                           16,061
03/31/2006              15,799                           15,903
04/30/2006              15,807                           15,874
05/31/2006              15,753                           15,857
06/30/2006              15,752                           15,891
07/31/2006              15,997                           16,106
08/31/2006              16,216                           16,352
09/30/2006              16,327                           16,496
10/31/2006              16,424                           16,605
11/30/2006              16,616                           16,798
12/31/2006              16,479                           16,700

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

U.S. Government Agencies	38.9%
Short-Term Instruments	21.7%
Corporate Bonds & Notes	17.6%
U.S. Treasury Obligations	7.6%
Asset-Backed Securities	7.0%
Mortgage-Backed Securities	5.6%
Other	1.6%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (12/31/97)
	PIMCO Total Return Portfolio Administrative Class	3.84%	5.03%	5.71%
....	Lehman Brothers Aggregate Bond Index±	4.33%	5.06%	5.86%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,046.13	$1,021.93
Expenses Paid During Period†	$3.35	$3.31

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»	The Portfolio’s tactical above-benchmark duration benefited returns as yields fell in the second half of the twelve-month period.

»

An overweight to short maturity securities detracted from returns as the yield curve flattened due to the Federal Reserve’s tightening campaign during the first half of the twelve-month period. The yield curve continued to flatten during the latter part of the year as expectations of a Federal Reserve easing diminished late in the fourth quarter of 2006.

»	An overweight to mortgage-backed securities benefited returns as this sector significantly outperformed like-duration Treasuries.

»	An underweight to corporate securities detracted from returns as this sector outperformed like-duration Treasuries.

»

An allocation to non-U.S. government securities detracted from returns as yields in most developed countries increased more than in the United States. Concern about central bank tightening caused European and U.K. government bonds to lag Treasuries for the year.

»	An allocation to emerging market bonds benefited performance as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to decline.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$10.24	$10.51	$10.36	$10.23	$9.89
Net investment income (a)	0.44	0.35	0.19	0.25	0.41
Net realized/unrealized gain (loss) on investments (a)	(0.06)	(0.09)	0.31	0.26	0.47
Total income from investment operations	0.38	0.26	0.50	0.51	0.88
Dividends from net investment income	(0.45)	(0.36)	(0.20)	(0.30)	(0.41)
Distributions from net realized capital gains	(0.05)	(0.17)	(0.15)	(0.08)	(0.13)
Total distributions	(0.50)	(0.53)	(0.35)	(0.38)	(0.54)
Net asset value end of year	$10.12	$10.24	$10.51	$10.36	$10.23
Total return	3.84%	2.45%	4.89%	5.04%	9.07%
Net assets end of year (000s)	$3,114,697	$2,704,383	$2,352,679	$1,908,336	$1,161,299
Ratio of expenses to average net assets	0.67%	0.65%	0.65%	0.65%	0.65	%(b)
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65	%(b)
Ratio of net investment income to average net assets	4.36%	3.38%	1.79%	2.45%	4.07%
Portfolio turnover rate	303%	344%	373%	193%	222%

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$4,035,192
Foreign currency, at value	17,901
Receivable for investments sold	65,835
Receivable for Portfolio shares sold	5,150
Interest and dividends receivable	13,457
Variation margin receivable	67
Swap premiums paid	6,142
Unrealized appreciation on forward foreign currency contracts	1,811
Unrealized appreciation on swap agreements	2,133
4,147,688

Liabilities:
Payable for investments purchased	$814,257
Payable for Portfolio shares redeemed	14,337
Payable for floating rate notes issued	260
Interest payable	1
Overdraft due to custodian	200
Written options outstanding	14,753
Dividends payable	1,535
Accrued investment advisory fee	742
Accrued administration fee	742
Accrued servicing fee	381
Accrued distribution expense	14
Variation margin payable	1,225
Swap premiums received	1,697
Unrealized depreciation on forward foreign currency contracts	1,306
Unrealized depreciation on swap agreements	3,982
855,432

Net Assets	$3,292,256

Net Assets Consist of:
Paid in capital	$3,335,220
Undistributed net investment income	1,862
Accumulated undistributed net realized (loss)	(16,518)
Net unrealized (depreciation)	(28,308)
$3,292,256

Net Assets:
Institutional Class	$158,748
Administrative Class	3,114,697
Advisor Class	18,811

Shares Issued and Outstanding:
Institutional Class	15,690
Administrative Class	307,842
Advisor Class	1,859

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of Investments Owned	$4,047,373
Cost of Foreign Currency Held	$17,905
Premiums Received on Written Options	$11,691

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$151,256
Dividends	1,122
Miscellaneous income	54
Total Income	152,432

Expenses:
Investment advisory fees	7,579
Administration fees	7,579
Servicing fees – Administrative Class	4,304
Distribution and/or servicing fees – Advisor Class	14
Trustees’ fees	45
Interest Expense	611
Miscellaneous expense	1
Total Expenses	20,133

Net Investment Income	132,299

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,265
Net realized (loss) on futures contracts, options and swaps	(2,323)
Net realized gain on foreign currency transactions	3,689
Net change in unrealized (depreciation) on investments	(3,521)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(20,220)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,200
Net (Loss)	(15,910)

Net Increase in Net Assets Resulting from Operations	$116,389

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132,299	$89,824
Net realized gain	5,631	3,530
Net change in unrealized (depreciation)	(21,541)	(30,402)
Net increase resulting from operations	116,389	62,952

Distributions to Shareholders:
From net investment income
Institutional Class	(7,166)	(4,842)
Administrative Class	(127,175)	(86,714)
Advisor Class	(267)	0
From net realized capital gains
Institutional Class	(917)	(2,255)
Administrative Class	(16,487)	(42,750)
Advisor Class	(95)	0

Total Distributions	(152,107)	(136,561)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	81,954	43,745
Administrative Class	843,490	630,483
Advisor Class	18,782	0
Issued in reorganization
Institutional Class	0	88,822
Administrative Class	0	0
Advisor Class	0	0
Issued as reinvestment of distributions
Institutional Class	8,017	7,097
Administrative Class	123,518	110,757
Advisor Class	362	0
Cost of shares redeemed
Institutional Class	(73,276)	(55,888)
Administrative Class	(522,647)	(319,629)
Advisor Class	(329)	0
Net increase resulting from Portfolio share transactions	479,871	505,387

Total Increase in Net Assets	444,153	431,778

Net Assets:
Beginning of period	2,848,103	2,416,325
End of period*	$3,292,256	$2,848,103

*Including undistributed net investment income of:	$1,862	$15,877

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
CSC Holdings, Inc.
7.072% due 03/29/2013	$142	$142
7.110% due 03/29/2013	7	7
7.120% due 03/29/2013	743	744
7.122% due 03/29/2013	594	595
7.126% due 02/24/2013	1,101	1,103

Total Bank Loan Obligations (Cost $2,587)		2,591

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 17.5%
Abbey National Treasury Services PLC
5.276% due 07/02/2008 (b)	13,600	13,594

AIG-Fp Matched Funding Corp.
5.361% due 06/16/2008	6,200	6,276

American Express Bank FSB
5.360% due 10/16/2008	8,100	8,103
5.410% due 10/20/2009	6,800	6,805

American Express Centurion Bank
5.350% due 05/07/2008	6,200	6,203

American Express Credit Corp.
5.410% due 11/09/2009	6,700	6,705

American General Finance Corp.
5.406% due 03/23/2007	1,600	1,600

American International Group, Inc.
5.050% due 10/01/2015	1,300	1,266
5.400% due 06/16/2009	5,400	5,439

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	600	600

Bank of America Corp.
5.378% due 11/06/2009	4,000	4,003
5.451% due 09/18/2009	6,100	6,110

Bank of America N.A.
5.377% due 07/25/2008	11,200	11,210
6.000% due 10/15/2036	2,400	2,480

Bear Stearns Cos., Inc.
5.454% due 03/30/2009	7,100	7,112
5.465% due 08/21/2009	9,100	9,115
5.676% due 01/30/2009	7,180	7,217

BNP Paribas
5.186% due 06/29/2049	15,600	15,002
5.292% due 05/28/2008	5,200	5,201

C10 Capital SPV Ltd.
6.722% due 12/01/2049	4,300	4,305

CIT Group Holdings, Inc.
5.526% due 01/30/2009	13,700	13,740

CIT Group, Inc.
5.493% due 08/17/2009	7,100	7,111
5.515% due 12/19/2008	2,400	2,407
5.656% due 07/28/2011	7,200	7,215

Citigroup Funding, Inc.
5.342% due 12/08/2008	2,000	2,000

Citigroup, Inc.
5.392% due 12/28/2009	1,500	1,501
5.406% due 12/26/2008	26,880	26,910
6.125% due 08/25/2036	15,000	15,674

DnB NORBank ASA
5.443% due 10/13/2009	5,700	5,702

Export-Import Bank of China
4.875% due 07/21/2015	900	870

Export-Import Bank of Korea
4.125% due 02/10/2009	140	137

Ford Motor Credit Co.
6.315% due 03/21/2007	800	800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank
5.265% due 04/28/2008	$14,100	$14,104

General Electric Capital Corp.
5.410% due 01/05/2009	11,000	11,012
5.410% due 10/26/2009	12,500	12,505
5.430% due 01/03/2008	14,360	14,382
5.430% due 10/06/2010	4,600	4,604
5.444% due 01/20/2010	5,400	5,412

GMAC LLC
6.000% due 12/15/2011	1,100	1,096

Goldman Sachs Group, Inc.
5.406% due 12/23/2008	1,600	1,601
5.455% due 12/22/2008	4,800	4,808
5.456% due 06/23/2009	13,070	13,087
5.464% due 11/10/2008	7,100	7,114
5.476% due 07/29/2008	6,000	6,013

HBOS PLC
5.920% due 09/29/2049	1,100	1,081

HBOS Treasury Services PLC
5.414% due 07/17/2009	10,400	10,414

HSBC Bank USA N.A.
5.435% due 09/21/2007	14,500	14,516
5.493% due 06/10/2009	7,700	7,730

HSBC Finance Corp.
5.420% due 10/21/2009	4,500	4,504
5.490% due 09/15/2008	3,600	3,611
5.506% due 12/05/2008	5,900	5,920

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,483

John Deere Capital Corp.
5.424% due 07/15/2008	6,400	6,405

JPMorgan Chase & Co.
5.400% due 06/26/2009	4,900	4,905

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036	1,200	1,243

Lehman Brothers Holdings, Inc.
5.415% due 12/23/2008	800	800
5.460% due 04/03/2009	5,300	5,309
5.475% due 08/21/2009	13,900	13,917
5.475% due 11/16/2009	3,500	3,503
5.594% due 07/18/2011	4,800	4,814
5.624% due 11/10/2009	4,500	4,523

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008	3,500	3,501
5.414% due 10/23/2008	7,500	7,505
5.450% due 12/04/2009	7,300	7,305
5.464% due 08/14/2009	6,200	6,207
5.577% due 07/25/2011	8,500	8,525

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,714

Metropolitan Life Global Funding I
5.125% due 11/09/2011	8,200	8,148

Morgan Stanley
5.390% due 11/21/2008	4,900	4,902
5.485% due 02/09/2009	14,600	14,632

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	712

National Australia Bank Ltd.
5.393% due 09/11/2009	5,300	5,305

Nordea Bank Finland
5.267% due 03/31/2008	4,800	4,800
5.308% due 05/28/2008	5,000	5,002

Osiris Capital PLC
10.360% due 01/15/2010	3,100	3,117

Petroleum Export Ltd.
5.265% due 06/15/2011	889	870

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Phoenix Quake Ltd.
7.820% due 07/03/2008	$800	$806

Phoenix Quake Wind Ltd.
7.820% due 07/03/2008	800	804

Phoenix Quake Wind II Ltd.
8.870% due 07/03/2008	400	368

Premium Asset Trust
5.725% due 09/08/2007	100	100

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,174

Royal Bank of Scotland Group PLC
5.424% due 07/21/2008	11,400	11,412

Santander U.S. Debt S.A. Unipersonal
5.425% due 09/19/2008	6,900	6,912
5.426% due 11/20/2009	10,900	10,908

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	4,070

Societe Generale NY
5.258% due 06/11/2007	5,200	5,200
5.298% due 03/28/2008	4,200	4,202
5.299% due 06/30/2008	500	500

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	321

USB Capital IX
6.189% due 04/15/2049	900	920

Vita Capital Ltd.
6.710% due 01/01/2007	500	500

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	6,000	6,011

Wachovia Bank N.A.
5.356% due 06/27/2008	6,300	6,306
5.406% due 03/23/2009	7,100	7,105

Wachovia Corp.
5.410% due 12/01/2009	4,400	4,403

Wells Fargo & Co.
5.460% due 09/15/2009	6,715	6,731

Westpac Banking Corp.
5.310% due 06/06/2008	4,000	4,001

World Savings Bank FSB
5.495% due 03/02/2009	7,900	7,926

		576,754

INDUSTRIALS 2.8%
Anadarko Petroleum Corp.
5.760% due 09/15/2009	10,000	10,048

Comcast Corp.
5.674% due 07/14/2009	7,700	7,723
5.875% due 02/15/2018	1,700	1,685
6.450% due 03/15/2037	1,700	1,707

Corp Nacional del Cobre de Chile—CODELCO
6.150% due 10/24/2036	700	720

Cox Communications, Inc.
5.875% due 12/01/2016	1,100	1,094

DaimlerChrysler N.A. Holding Corp.
5.820% due 08/03/2009	6,300	6,315

El Paso Corp.
6.750% due 05/15/2009	6,000	6,158
7.800% due 08/01/2031	1,500	1,646
7.875% due 06/15/2012	5,800	6,250
9.625% due 05/15/2012	800	912

Gaz Capital for Gazprom
6.212% due 11/22/2016	1,200	1,211

HJ Heinz Co.
6.428% due 12/01/2008	1,100	1,120

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Home Depot, Inc.
5.250% due 12/16/2013	$800	$795

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	100	120

Peabody Energy Corp.
7.875% due 11/01/2026	2,700	2,916

Pemex Project Funding Master Trust
5.750% due 12/15/2015	2,300	2,287
8.000% due 11/15/2011	100	110
8.625% due 02/01/2022	1,200	1,486
9.500% due 09/15/2027	55	74

Sprint Nextel Corp.
6.000% due 12/01/2016	1,100	1,074

Transocean, Inc.
5.566% due 09/05/2008	6,200	6,207

United Airlines, Inc.
6.071% due 09/01/2014	4,547	4,573
8.030% due 07/01/2011 (a)	465	507

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,312
6.875% due 11/21/2036	1,300	1,340

Viacom, Inc.
5.750% due 04/30/2011	1,000	1,001

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	14,200	14,202

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,079

		91,672

UTILITIES 1.2%
AT&T, Inc.
4.214% due 06/05/2021	8,600	8,576
5.584% due 11/14/2008	4,200	4,214

BellSouth Corp.
5.474% due 08/15/2008	10,200	10,211

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,117
6.000% due 12/01/2012	6,500	6,496

Korea Electric Power Corp.
5.125% due 04/23/2034	90	90

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	674

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,505

TPSA Finance BV
7.750% due 12/10/2008	120	124

		41,007

Total Corporate Bonds & Notes (Cost $705,463)		709,433

MUNICIPAL BONDS & NOTES 0.5%
Badger, Wisconsin Tobacco Asset Securitization
Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,973

Golden State, California Tobacco Securitization
Corporations Revenue Bonds, Series 2003
6.250% due 06/01/2033	2,900	3,245

Iowa State Tobacco Settlement Authority Revenue
Bonds, Series 2005
6.500% due 06/01/2023	1,185	1,180

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
New Jersey State Tobacco Settlement Financing
Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2037	$1,530	$1,661

New Jersey State Tobacco Settlement Financing
Corporations Revenue Bonds, Series 2003
6.750% due 06/01/2039	5,450	6,233

New York State Environmental Facilities
Corporations Revenue Bonds, Series 2002
5.100% due 06/15/2022 (g)	521	552
6.040% due 06/15/2023	589	660

Total Municipal Bonds & Notes (Cost $15,258)		17,504

U.S. GOVERNMENT AGENCIES 47.7%
Fannie Mae
4.000% due 10/01/2018	449	424
4.500% due 02/01/2035 - 04/01/2035	1,200	1,125
4.677% due 05/25/2035	1,300	1,284
4.709% due 04/01/2035	3,350	3,336
4.759% due 04/01/2035	4,797	4,767
5.000% due 01/01/2018 - 01/01/2037	251,316	244,041
5.410% due 12/25/2036	4,172	4,182
5.500% due 04/01/2014 - 01/01/2037	1,091,935	1,080,218
5.555% due 11/01/2035	331	334
5.557% due 10/01/2032	1,717	1,731
5.700% due 03/25/2044	7,212	7,222
5.958% due 06/01/2043 - 07/01/2044	10,546	10,608
6.000% due 04/01/2016 - 01/01/2037	94,092	94,809
6.158% due 09/01/2040	78	79
6.187% due 09/01/2034	2,797	2,824
6.339% due 12/01/2036	2,817	2,846
6.500% due 06/01/2029 - 04/01/2032	379	388
7.000% due 04/25/2023 - 06/01/2032	3,836	3,931
7.130% due 09/01/2039	108	110
7.269% due 11/01/2025	2	2

Federal Home Loan Bank
0.000% due 02/05/2007	2,000	1,965
5.500% due 06/30/2008	14,100	14,109

Federal Housing Administration
7.430% due 01/25/2023	53	54

Freddie Mac
4.500% due 04/01/2018 - 10/01/2018	2,484	2,401
5.000% due 04/01/2018 - 09/01/2035	9,157	8,957
5.500% due 06/12/2008 - 01/01/2037	44,483	44,070
5.650% due 05/15/2036	5,100	5,103
5.800% due 11/15/2030	35	35
5.850% due 09/15/2030	34	34
5.958% due 02/25/2045	1,168	1,166
6.000% due 07/01/2016 - 01/01/2037	13,591	13,715
6.500% due 03/01/2013 - 03/01/2034	1,060	1,085
7.000% due 06/15/2023	2,078	2,144
7.036% due 01/01/2028	3	3
7.078% due 07/01/2027	2	2
7.209% due 07/01/2030	2	2
7.500% due 07/15/2030 - 03/01/2032	295	306
8.500% due 08/01/2024	16	17

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Government National Mortgage Association
4.750% due 02/20/2032	$1,097	$1,096
5.125% due 10/20/2029 - 11/20/2029	351	356
5.375% due 04/20/2026 - 05/20/2030	142	143
5.500% due 07/20/2030 - 09/15/2033	627	625
5.750% due 06/20/2030	2	2
5.850% due 09/20/2030	29	29
6.500% due 03/15/2031 - 04/15/2032	296	305

Small Business Administration
5.130% due 09/01/2023	80	80
6.030% due 02/01/2012	5,664	5,808
6.290% due 01/01/2021	214	222
6.344% due 08/01/2011	791	816
7.449% due 08/01/2010	10	10
7.500% due 04/01/2017	1,190	1,244
8.017% due 02/10/2010	101	107

Total U.S. Government Agencies (Cost $1,588,475)		1,570,272

U.S. TREASURY OBLIGATIONS 9.3%
Treasury Inflation Protected Securities (d)
2.000% due 01/15/2026	34,962	32,891
2.375% due 01/15/2025	15,419	15,356
3.375% due 01/15/2007 (h)	510	509
3.625% due 04/15/2028	2,496	3,014

U.S. Treasury Notes
4.625% due 12/31/2011	150,200	149,677
4.750% due 12/31/2008	103,200	103,111

Total U.S. Treasury Obligations (Cost $305,889)		304,558

MORTGAGE-BACKED SECURITIES 6.9%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	4,113	4,047

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	384
4.875% due 06/10/2039	590	585

Banc of America Funding Corp.
4.114% due 05/25/2035	5,322	5,201

Banc of America Mortgage Securities
6.500% due 10/25/2031	1,613	1,636
6.500% due 09/25/2033	579	584

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	21,098	20,872
4.781% due 01/25/2034	3,315	3,279
5.056% due 04/25/2033	1,471	1,475
5.328% due 02/25/2033	413	412
5.625% due 02/25/2033	310	309
6.259% due 11/25/2030	11	11

Bear Stearns Alt-A Trust
5.390% due 05/25/2035	7,907	7,921

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	7,282	7,295

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,889	1,863

Commercial Mortgage Pass-Through Certificates
6.455% due 05/15/2032	6,810	6,900

Countrywide Alternative Loan Trust
4.673% due 08/25/2034	225	224
5.530% due 02/20/2047	6,396	6,418

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	$2,212	$2,194
5.500% due 01/25/2046 (b)	5,900	5,910
5.620% due 05/25/2034	907	908

CS First Boston Mortgage Securities Corp.
6.067% due 06/25/2032	157	156

First Nationwide Trust
6.750% due 08/21/2031	57	57

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	7,947	7,954
5.430% due 01/25/2047	7,100	7,099

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	915

GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	909

GSR Mortgage Loan Trust
4.540% due 09/25/2035	23,232	22,835

Harborview Mortgage Loan Trust
5.440% due 12/19/2036	15,775	15,802
5.540% due 12/19/2036	15,791	15,818
5.570% due 05/19/2035	2,108	2,114

Impac CMB Trust
5.850% due 04/25/2034	1,120	1,121

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	6,353	6,360

Indymac ARM Trust
6.713% due 01/25/2032	8	8

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	5,791	5,812

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.430% due 09/15/2021	6,602	6,606

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	504

Morgan Stanley Capital I
4.050% due 01/13/2041	530	515

Prime Mortgage Trust
5.750% due 02/25/2019	280	281
5.750% due 02/25/2034	1,255	1,259

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,548	1,557

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	238	239

Structured Asset Securities Corp.
6.100% due 02/25/2032	32	32
6.150% due 07/25/2032	72	73

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	6,743	6,740

Wachovia Bank Commercial Mortgage Trust
5.440% due 09/15/2021	24,404	24,420

Washington Mutual, Inc.
5.114% due 10/25/2032	371	369
5.640% due 10/25/2045	2,242	2,246
6.027% due 11/25/2042	1,997	2,005
6.227% due 08/25/2042	4,589	4,598

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	8,832	8,733

Total Mortgage-Backed Securities (Cost $226,249)		225,565

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.6%
ACE Securities Corp.
5.370% due 12/25/2036	$3,062	$3,064

Amortizing Residential Collateral Trust
5.620% due 06/25/2032	445	446

Argent Securities, Inc.
5.370% due 09/25/2036	3,542	3,545

Asset-Backed Funding Certificates
5.380% due 11/25/2036	7,233	7,238
5.380% due 01/25/2037	6,485	6,489

Bear Stearns Asset-Backed Securities, Inc.
5.400% due 10/25/2036	3,407	3,407

Capital One Auto Finance Trust
5.340% due 12/14/2007	5,400	5,405

Carrington Mortgage Loan Trust
5.500% due 09/25/2035	2,904	2,906

Chase Credit Card Master Trust
5.450% due 06/15/2009	23,700	23,719
5.460% due 02/15/2011	9,900	9,929

CitiFinancial Mortgage Securities, Inc.
3.221% due 10/25/2033	3	3

Countrywide Asset-Backed Certificates
5.370% due 05/25/2037	4,878	4,881
5.370% due 12/25/2046	3,753	3,755
5.400% due 01/25/2037	12,440	12,455
5.400% due 05/25/2037	5,441	5,439

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036	5,664	5,667

DaimlerChrysler Auto Trust
5.250% due 05/08/2009	9,090	9,094
5.329% due 12/08/2007	4,700	4,704

EMC Mortgage Loan Trust
5.720% due 05/25/2040	773	775

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	10,201	10,207

Fremont Home Loan Trust
5.390% due 02/25/2037	6,080	6,083
5.410% due 01/25/2037	5,600	5,597

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	4,043	4,035

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	5,400	5,390

JPMorgan Mortgage Acquisition Corp.
5.370% due 08/25/2036	3,919	3,921

Lehman XS Trust
5.420% due 05/25/2046	3,723	3,725

Long Beach Mortgage Loan Trust
5.630% due 10/25/2034	1,580	1,582

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	7,700	7,710

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	14,200	14,213

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	3,836	3,835
5.370% due 10/25/2036	3,474	3,474

Nelnet Student Loan Trust
5.338% due 09/25/2012	5,300	5,300
5.425% due 12/22/2016	8,200	8,206

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Newcastle Mortgage Securities Trust
5.420% due 03/25/2036		$8,254	$8,261

Nissan Auto Lease Trust
5.347% due 12/14/2007		3,094	3,097

Park Place Securities, Inc.
5.662% due 10/25/2034		9,866	9,878

Residential Asset Mortgage Products, Inc.
4.003% due 01/25/2030		47	47
4.230% due 05/25/2029		72	71
4.450% due 07/25/2028		785	780

Residential Asset Securities Corp.
5.360% due 08/25/2036		4,568	4,571
5.420% due 11/25/2036		8,439	8,445

Saxon Asset Securities Trust
5.380% due 11/25/2036		4,457	4,460

SBI HELOC Trust
5.490% due 08/25/2036		5,350	5,350

Soundview Home Equity Loan Trust
5.420% due 10/25/2036		14,593	14,603

Structured Asset Securities Corp.
4.370% due 10/25/2034		479	474
5.370% due 10/25/2036		9,278	9,284
5.450% due 07/25/2035		2,543	2,545
5.610% due 01/25/2033		73	73

Wells Fargo Home Equity Trust
5.400% due 01/25/2037		5,400	5,408
5.470% due 12/25/2035		8,833	8,840

Total Asset-Backed Securities (Cost $282,284)			282,386

SOVEREIGN ISSUES 0.3%
Brazilian Government International Bond
8.875% due 04/15/2024		90	112

China Development Bank
5.000% due 10/15/2015		900	878

Panama Government International Bond
6.700% due 01/26/2036		431	450
8.875% due 09/30/2027		5,200	6,630
9.625% due 02/08/2011		480	550

South Africa Government International Bond
9.125% due 05/19/2009		500	540

Total Sovereign Issues (Cost $7,593)			9,160

FOREIGN CURRENCY-DENOMINATED ISSUES 0.4%
Province of Quebec Canada
5.000% due 12/01/2038	CAD	6,600	5,943

United Kingdom Gilt
4.750% due 06/07/2010	GBP	2,700	5,228
4.750% due 09/07/2015		1,000	1,953

Total Foreign Currency-Denominated Issues (Cost $12,976)			13,124

		SHARES
PREFERRED STOCKS 0.4%
DG Funding Trust
7.614% due 12/31/2049		1,239	$13,056

Total Preferred Stocks (Cost $13,056)			13,056

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 26.6%

CERTIFICATES OF DEPOSIT 2.7%
Barclays Bank PLC
5.295% due 01/29/2007	$7,460	$7,466

Societe Generale NY
5.258% due 06/20/2007	22,900	22,900

Unicredito Italiano SpA
5.325% due 02/16/2007	30,000	30,000
5.385% due 02/15/2007	30,000	30,000

		90,366

COMMERCIAL PAPER 19.7%
Bank of America Corp.
5.225% due 03/01/2007	12,800	12,694
5.235% due 03/09/2007	60,000	59,388
5.245% due 01/17/2007	700	699
5.250% due 01/12/2007	1,000	999

Barclays U.S. Funding Corp.
5.250% due 01/17/2007	18,300	18,263
5.250% due 02/20/2007	76,200	75,667

Cox Communications, Inc.
5.619% due 01/16/2007	3,500	3,500

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	23,500	22,909

Danske Corp.
5.225% due 03/12/2007	2,300	2,276
5.255% due 01/18/2007	10,800	10,776
5.260% due 01/04/2007	65,100	65,090

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Dexia Delaware LLC
5.240% due 02/20/2007	$77,600	$77,058

IXIS Commercial Paper Corp.
5.250% due 02/05/2007	23,800	23,685

Rabobank USA Financial Corp.
5.280% due 01/02/2007	74,000	74,000

Societe Generale NY
5.245% due 01/08/2007	600	600

Stadshypoket Delaware, Inc.
5.245% due 02/21/2007	500	496

UBS Finance Delaware LLC
5.185% due 04/02/2007	94,100	92,814
5.230% due 03/07/2007	2,900	2,871
5.245% due 01/08/2007	1,200	1,199
5.250% due 01/11/2007	500	499

Viacom, Inc.
5.594% due 05/29/2007	4,500	4,500
5.600% due 03/22/2007	2,600	2,600

Westpac Trust Securities NZ Ltd.
5.250% due 02/06/2007	34,000	33,831
5.255% due 02/12/2007	63,200	62,831

		649,245

REPURCHASE AGREEMENTS 3.2%
Lehman Brothers, Inc.
4.850% due 01/02/2007	106,000	106,000

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 04/15/2011 valued at $108,338. Repurchase proceeds are $106,057.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
TRI-PARTY REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$5,848	$5,848

(Dated 12/29/2006. Collateralized by Freddie Mac 5.500% due 01/18/2008 valued at $5,967. Repurchase proceeds are $5,851.)

U.S. TREASURY BILLS 0.8%
4.804% due 03/01/2007 - 03/15/2007 (c)(e)(h)	25,105	24,829

Total Short-Term Instruments (Cost $876,450)		876,288

Purchased Options (j) 0.3% (Cost $11,093)		11,255

Total Investments (f) 122.6% (Cost $4,047,373)		$4,035,192

Written Options (k) (0.5%) (Premiums $11,691)		(14,753)

Other Assets and Liabilities (Net) (22.1%)		(728,183)

Net Assets 100.0%		$3,292,256

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) When-issued security.

(c) Coupon represents a weighted average rate.

(d) Principal amount of security is adjusted for inflation.

(e) Securities with an aggregate market value of $3,956 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(f) As of December 31, 2006, portfolio securities with an aggregate value of $278,644 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(g) Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (l) to Financial Statements for details of Residual Interest Bonds Held in Trust.

(h) Securities with an aggregate market value of $20,393 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2007	177	$(164)
90-Day Euribor June Futures	Long	06/2007	473	(351)
90-Day Euribor June Futures	Long	06/2008	69	(49)
90-Day Euribor March Futures	Long	03/2008	138	(100)
90-Day Euribor September Futures	Long	09/2007	262	(235)
90-Day Eurodollar December Futures	Long	12/2007	8,005	(1,247)
90-Day Eurodollar June Futures	Long	06/2007	3,676	(2,249)
90-Day Eurodollar March Futures	Long	03/2007	1,173	(1,523)
90-Day Eurodollar March Futures	Long	03/2008	950	(563)
90-Day Eurodollar September Futures	Long	09/2007	8,235	(3,184)
90-Day Euroyen December Futures	Long	12/2007	85	(2)
90-Day Euroyen September Futures	Long	09/2007	107	(5)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 119.000	Short	03/2007	115	11
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	322	44
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 114.500	Short	03/2007	45	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 115.000	Short	03/2007	45	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	437	(251)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	366	$(188)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	116	(69)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	63	(46)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	82	(56)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	243	(118)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	89	(68)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	2,021	(2,081)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	356	770

				$(11,724)

(i) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	$200	$4
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.320%	09/20/2007	2,100	29
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007	2,300	8
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.400%	09/20/2007	4,200	60
Goldman Sachs & Co.	Anadarko Petroleum Corp. 6.125% due 03/15/2012	Sell	0.150%	03/20/2008	2,500	1
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%	03/20/2007	100	0
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007	1,800	40
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	400	9
JPMorgan Chase & Co.	American International Group, Inc. 0.000% convertible until 11/09/2031	Sell	0.050%	12/20/2007	17,200	6
JPMorgan Chase & Co.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	1,200	27
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007	4,200	16
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	2,200	0
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	12/20/2008	5,000	(6)
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.430%	07/20/2011	600	22
Lehman Brothers, Inc.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	3,100	70
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.460%	06/20/2007	1,300	2
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	3,000	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	11,000	1
UBS AG	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2007	1,500	23

						$312

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	9,300	$(25)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	5,900	26
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		14,200	38
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027	CAD	2,100	(35)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		3,700	(43)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	1,400	23
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	169
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		15,000	742
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	37
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2007	GBP	32,400	(446)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,900	(10)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,200	128
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007		53,900	(706)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,700	150
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		17,500	(594)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,200	(3)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		7,400	324

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Total Return Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016	JPY	3,711,000	$(27)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.500%	12/20/2026		1,170,000	(42)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		1,726,000	91
Morgan Stanley	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		300,000	(1)
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		1,200,000	62
UBS AG	6-Month JPY-LIBOR	Pay	1.000%	03/19/2008		22,300,000	1
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	12,100	24
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$64,200	(214)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		4,100	(101)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		200	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		60,000	(1,483)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		73,800	(244)

							$(2,161)

(j) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	1,328	$13	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	1,855	18	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	987	9	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	585	5	0
Put - CME 90-Day Eurodollar September Futures	90.750	09/17/2007	400	4	0
Put - CME 90-Day Eurodollar September Futures	91.000	09/17/2007	1,774	17	0

				$66	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007	EUR	26,000	$120	$42
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007		84,000	480	136
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.100%	07/02/2007		58,000	323	168
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007		56,000	271	91
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	12,700	59	11
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		8,400	48	7
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.058%	06/15/2007		19,000	86	14
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$192,000	710	573
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		76,000	309	215
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		86,000	344	121
Call - OTC 1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.700%	08/08/2007		89,000	199	79
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		44,000	206	62
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		98,900	333	296
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		163,400	712	761
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/23/2007		138,000	604	684
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		143,000	629	839
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007		138,000	662	1,331
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		160,000	390	119
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		66,000	273	134
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		150,000	390	148
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007		383,000	2,014	2,431
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		296,000	1,141	2,329
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.900%	10/25/2007		109,000	439	499
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.170%	02/01/2007		73,500	189	135
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		26,000	96	153

								$11,027	$11,378

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Bank of America	$0.000	01/17/2007	$9,000	$0	$(123)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(k) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	960	$401	$75
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	960	204	495
Put - CME 90-Day Eurodollar March Futures	95.250	03/19/2007	116	108	165

				$713	$735

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007	EUR	10,000	$120	$78
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007		36,000	493	279
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.230%	07/02/2007		25,000	322	293
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007		24,000	271	186
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	3,600	58	17
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		2,400	48	12
Call - OTC 8-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		5,000	79	24
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$83,000	681	675
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		33,000	290	239
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		37,000	357	170
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	4.850%	08/08/2007		15,000	204	108
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		19,000	211	88
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		43,000	340	465
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		71,500	738	1,022
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.300%	05/23/2007		59,000	590	843
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007		62,000	631	991
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007		60,000	663	1,518
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.750%	07/02/2007		35,000	359	146
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		34,000	367	244
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		28,400	297	231
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007		167,000	2,018	2,938
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		97,100	1,119	2,593
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.010%	10/25/2007		47,000	433	523
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.240%	02/01/2007		31,800	196	263
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007		11,000	93	171

								$10,978	$14,117

Straddle Options

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount	Premium(3)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	01/17/2007	$9,000	$0	$(99)

(3) Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(l) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	5,394	01/2007	$25	$0	$25
Sell		3,785	01/2007	0	(16)	(16)
Buy		14,815	05/2007	58	0	58
Buy		12,063	06/2007	94	0	94
Buy	CAD	10,212	01/2007	0	(277)	(277)
Sell		16,598	01/2007	278	0	278
Buy	CLP	615,000	05/2007	0	(14)	(14)
Buy		94,183	06/2007	0	(2)	(2)
Buy	CNY	23,778	03/2007	6	0	6
Buy		3,842	09/2007	12	0	12
Buy		32,750	11/2007	53	0	53
Buy	EUR	16,800	01/2007	229	0	229
Sell		16,533	01/2007	203	(27)	176
Sell	GBP	6,264	01/2007	10	(65)	(55)
Buy	INR	1,010	02/2007	1	0	1
Buy		34,136	03/2007	28	0	28
Sell	JPY	6,833,867	01/2007	493	(16)	477
Buy		7,470,752	02/2007	0	(842)	(842)
Sell		578,577	02/2007	58	0	58

See Accompanying Notes	Annual Report	December 31, 2006	15

Schedule of Investments  Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,749,759	02/2007	$54	$0	$54
Buy		914,700	03/2007	0	(2)	(2)
Buy		4,130,499	05/2007	43	0	43
Buy	MXN	5,620	01/2007	13	0	13
Buy		28,609	04/2007	16	(1)	15
Buy	PHP	162,761	03/2007	0	(18)	(18)
Buy	PLN	2,914	04/2007	33	0	33
Buy	RUB	14,718	01/2007	7	0	7
Buy		98,961	03/2007	41	0	41
Buy		4,911	09/2007	0	(1)	(1)
Buy		75,696	11/2007	0	(1)	(1)
Buy		126,307	12/2007	0	(12)	(12)
Buy	SGD	2,733	01/2007	23	0	23
Buy		860	03/2007	16	0	16
Buy		10,019	07/2007	8	0	8
Buy	TWD	50,132	02/2007	7	(12)	(5)
Buy	ZAR	148	05/2007	1	0	1
Buy		964	06/2007	1	0	1

				$1,811	$(1,306)	$505

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PHP	Philippines Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

18	PIMCO Variable Insurance Trust

December 31, 2006

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Residual Interest Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act of 1940. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

20	PIMCO Variable Insurance Trust

December 31, 2006

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,845,502	$6,859,814	$1,264,447	$316,769

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2005	6,803	$ 359,600	EUR	0		GBP 57,200	$ 7,607
Sales	10,798	1,107,200		95,000		11,000	14,669
Closing Buys	(3,222)	(236,300)		0		0	(4,517)
Expirations	(10,100)	(287,700)		0		(57,200)	(4,529)
Exercised	(2,243)	0		0		0	(1,539)
Balance at 12/31/2006	2,036	$ 942,800	EUR	95,000	GBP	11,000	$11,691

8.  REORGANIZATION

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total Net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	TimesSquare VP Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 4,635	$ 0	$ (18,763)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
$ (2,254)	$ (20,886)	$ (5,696)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands).

The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$ 0	$ 438	$ 7,847	$ 12,601

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 4,047,630	$ 10,649	$ (23,087)	$ (12,438)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2006	21

Notes to Financial Statements (Cont.)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 152,107	$ 0	$ 0
12/31/2005	115,689	20,872	0

(6) Includes short-term capital gains, if any, distributed.

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,090	$81,954	4,171	$43,745
Administrative Class	83,252	843,490	60,180	630,483
Advisor Class	1,856	18,782	0	0
Issued in reorganization
Institutional Class	0		8,435	88,822
Administrative Class	0	0	0	0
Advisor Class	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	790	8,017	683	7,097
Administrative Class	12,178	123,518	10,667	110,757
Advisor Class	35	362	0	0
Cost of shares redeemed
Institutional Class	(7,223)	(73,276)	(5,309)	(55,888)
Administrative Class	(51,636)	(522,647)	(30,537)	(319,629)
Advisor Class	(32)	(329)	0	0
Net increase resulting from Portfolio share transactions	47,310	$479,871	48,290	$505,387

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	5	58
Advisor Class	2	98

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of

22	PIMCO Variable Insurance Trust

December 31, 2006

the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Total Return Portfolio	0.76%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	25

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

26	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

28	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2006

                     PIMCO Total Return              Lehman Brothers
                Portfolio Institutional Class      Aggregate Bond Index
                -----------------------------      --------------------
  04/30/2000               $10,000                       $10,000
  05/31/2000                10,047                         9,995
  06/30/2000                10,233                        10,203
  07/31/2000                10,316                        10,296
  08/31/2000                10,472                        10,445
  09/30/2000                10,503                        10,511
  10/31/2000                10,567                        10,580
  11/30/2000                10,759                        10,753
  12/31/2000                10,914                        10,953
  01/31/2001                11,011                        11,132
  02/28/2001                11,141                        11,229
  03/31/2001                11,221                        11,285
  04/30/2001                11,111                        11,238
  05/31/2001                11,164                        11,306
  06/30/2001                11,202                        11,349
  07/31/2001                11,560                        11,603
  08/31/2001                11,694                        11,736
  09/30/2001                11,814                        11,872
  10/31/2001                12,042                        12,121
  11/30/2001                11,899                        11,954
  12/31/2001                11,845                        11,878
  01/31/2002                11,995                        11,974
  02/28/2002                12,129                        12,090
  03/31/2002                11,946                        11,889
  04/30/2002                12,167                        12,119
  05/31/2002                12,244                        12,222
  06/30/2002                12,248                        12,328
  07/31/2002                12,278                        12,477
  08/31/2002                12,506                        12,688
  09/30/2002                12,617                        12,893
  10/31/2002                12,573                        12,834
  11/30/2002                12,667                        12,831
  12/31/2002                12,938                        13,096
  01/31/2003                12,993                        13,107
  02/28/2003                13,179                        13,288
  03/31/2003                13,178                        13,278
  04/30/2003                13,321                        13,388
  05/31/2003                13,551                        13,637
  06/30/2003                13,529                        13,610
  07/31/2003                13,057                        13,153
  08/31/2003                13,192                        13,240
  09/30/2003                13,532                        13,590
  10/31/2003                13,437                        13,464
  11/30/2003                13,465                        13,496
  12/31/2003                13,611                        13,633
  01/31/2004                13,713                        13,743
  02/29/2004                13,863                        13,892
  03/31/2004                13,979                        13,996
  04/30/2004                13,672                        13,632
  05/31/2004                13,613                        13,577
  06/30/2004                13,674                        13,654
  07/31/2004                13,819                        13,789
  08/31/2004                14,081                        14,052
  09/30/2004                14,102                        14,090
  10/31/2004                14,247                        14,208
  11/30/2004                14,179                        14,095
  12/31/2004                14,298                        14,225
  01/31/2005                14,352                        14,314
  02/28/2005                14,294                        14,230
  03/31/2005                14,258                        14,157
  04/30/2005                14,464                        14,348
  05/31/2005                14,620                        14,503
  06/30/2005                14,693                        14,582
  07/31/2005                14,587                        14,450
  08/31/2005                14,771                        14,635
  09/30/2005                14,629                        14,484
  10/31/2005                14,480                        14,370
  11/30/2005                14,532                        14,433
  12/31/2005                14,670                        14,570
  01/31/2006                14,706                        14,571
  02/28/2006                14,770                        14,619
  03/31/2006                14,611                        14,476
  04/30/2006                14,619                        14,450
  05/31/2006                14,572                        14,434
  06/30/2006                14,572                        14,465
  07/31/2006                14,801                        14,661
  08/31/2006                15,005                        14,885
  09/30/2006                15,110                        15,016
  10/31/2006                15,202                        15,115
  11/30/2006                15,381                        15,290
  12/31/2006                15,256                        15,202

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

U.S. Government Agencies	38.9%
Short-Term Instruments	21.7%
Corporate Bonds & Notes	17.6%
U.S. Treasury Obligations	7.6%
Asset-Backed Securities	7.0%
Mortgage-Backed Securities	5.6%
Other	1.6%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Total Return Portfolio Institutional Class	4.00%	5.19%	6.29%
....	Lehman Brothers Aggregate Bond Index±	4.33%	5.06%	6.35%

All Portfolio returns are net of fees and expenses.

*The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,046.92	$1,022.68
Expenses Paid During Period†	$2.58	$2.55

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»	The Portfolio’s tactical above-benchmark duration benefited returns as yields fell in the second half of the twelve-month period.

»

An overweight to short maturity securities detracted from returns as the yield curve flattened due to the Federal Reserve’s tightening campaign during the first half of the twelve-month period. The yield curve continued to flatten during the latter part of the year as expectations of a Federal Reserve easing diminished late in the fourth quarter of 2006.

»	An overweight to mortgage-backed securities benefited returns as this sector significantly outperformed like-duration Treasuries.

»	An underweight to corporate securities detracted from returns as this sector outperformed like-duration Treasuries.

»

An allocation to non-U.S. government securities detracted from returns as yields in most developed countries increased more than in the United States. Concern about central bank tightening caused European and U.K. government bonds to lag Treasuries for the year.

»	An allocation to emerging market bonds benefited performance as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to decline.

4	PIMCO Variable Insurance Trust

Financial Highlights Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$10.24	$10.51	$10.36	$10.23	$9.89
Net investment income (a)	0.46	0.39	0.20	0.27	0.43
Net realized/unrealized gain (loss) on investments (a)	(0.07)	(0.12)	0.31	0.25	0.47
Total income from investment operations	0.39	0.27	0.51	0.52	0.90
Dividends from net investment income	(0.46)	(0.37)	(0.21)	(0.31)	(0.43)
Distributions from net realized capital gains	(0.05)	(0.17)	(0.15)	(0.08)	(0.13)
Total distributions	(0.51)	(0.54)	(0.36)	(0.39)	(0.56)
Net asset value end of year	$10.12	$10.24	$10.51	$10.36	$10.23
Total return	4.00%	2.60%	5.05%	5.20%	9.23%
Net assets end of year (000s)	$158,748	$143,720	$63,646	$75,540	$46,548
Ratio of expenses to average net assets	0.52%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.51%	3.69%	1.92%	2.60%	4.23%
Portfolio turnover rate	303%	344%	373%	193%	222%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$4,035,192
Foreign currency, at value	17,901
Receivable for investments sold	65,835
Receivable for Portfolio shares sold	5,150
Interest and dividends receivable	13,457
Variation margin receivable	67
Swap premiums paid	6,142
Unrealized appreciation on forward foreign currency contracts	1,811
Unrealized appreciation on swap agreements	2,133
4,147,688

Liabilities:
Payable for investments purchased	$814,257
Payable for Portfolio shares redeemed	14,337
Payable for floating rate notes issued	260
Interest payable	1
Overdraft due to custodian	200
Written options outstanding	14,753
Dividends payable	1,535
Accrued investment advisory fee	742
Accrued administration fee	742
Accrued servicing fee	381
Accrued distribution expense	14
Variation margin payable	1,225
Swap premiums received	1,697
Unrealized depreciation on forward foreign currency contracts	1,306
Unrealized depreciation on swap agreements	3,982
855,432

Net Assets	$3,292,256

Net Assets Consist of:
Paid in capital	$3,335,220
Undistributed net investment income	1,862
Accumulated undistributed net realized (loss)	(16,518)
Net unrealized (depreciation)	(28,308)
$3,292,256

Net Assets:
Institutional Class	$158,748
Administrative Class	3,114,697
Advisor Class	18,811

Shares Issued and Outstanding:
Institutional Class	15,690
Administrative Class	307,842
Advisor Class	1,859

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of Investments Owned	$4,047,373
Cost of Foreign Currency Held	$17,905
Premiums Received on Written Options	$11,691

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$151,256
Dividends	1,122
Miscellaneous income	54
Total Income	152,432

Expenses:
Investment advisory fees	7,579
Administration fees	7,579
Servicing fees – Administrative Class	4,304
Distribution and/or servicing fees – Advisor Class	14
Trustees’ fees	45
Interest Expense	611
Miscellaneous expense	1
Total Expenses	20,133

Net Investment Income	132,299

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,265
Net realized (loss) on futures contracts, options and swaps	(2,323)
Net realized gain on foreign currency transactions	3,689
Net change in unrealized (depreciation) on investments	(3,521)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(20,220)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,200
Net (Loss)	(15,910)

Net Increase in Net Assets Resulting from Operations	$116,389

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132,299	$89,824
Net realized gain	5,631	3,530
Net change in unrealized (depreciation)	(21,541)	(30,402)
Net increase resulting from operations	116,389	62,952

Distributions to Shareholders:
From net investment income
Institutional Class	(7,166)	(4,842)
Administrative Class	(127,175)	(86,714)
Advisor Class	(267)	0
From net realized capital gains
Institutional Class	(917)	(2,255)
Administrative Class	(16,487)	(42,750)
Advisor Class	(95)	0

Total Distributions	(152,107)	(136,561)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	81,954	43,745
Administrative Class	843,490	630,483
Advisor Class	18,782	0
Issued in reorganization
Institutional Class	0	88,822
Administrative Class	0	0
Advisor Class	0	0
Issued as reinvestment of distributions
Institutional Class	8,017	7,097
Administrative Class	123,518	110,757
Advisor Class	362	0
Cost of shares redeemed
Institutional Class	(73,276)	(55,888)
Administrative Class	(522,647)	(319,629)
Advisor Class	(329)	0
Net increase resulting from Portfolio share transactions	479,871	505,387

Total Increase in Net Assets	444,153	431,778

Net Assets:
Beginning of period	2,848,103	2,416,325
End of period*	$3,292,256	$2,848,103

*Including undistributed net investment income of:	$1,862	$15,877

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
CSC Holdings, Inc.
7.072% due 03/29/2013	$142	$142
7.110% due 03/29/2013	7	7
7.120% due 03/29/2013	743	744
7.122% due 03/29/2013	594	595
7.126% due 02/24/2013	1,101	1,103

Total Bank Loan Obligations (Cost $2,587)		2,591

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 17.5%
Abbey National Treasury Services PLC
5.276% due 07/02/2008 (b)	13,600	13,594

AIG-Fp Matched Funding Corp.
5.361% due 06/16/2008	6,200	6,276

American Express Bank FSB
5.360% due 10/16/2008	8,100	8,103
5.410% due 10/20/2009	6,800	6,805

American Express Centurion Bank
5.350% due 05/07/2008	6,200	6,203

American Express Credit Corp.
5.410% due 11/09/2009	6,700	6,705

American General Finance Corp.
5.406% due 03/23/2007	1,600	1,600

American International Group, Inc.
5.050% due 10/01/2015	1,300	1,266
5.400% due 06/16/2009	5,400	5,439

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	600	600

Bank of America Corp.
5.378% due 11/06/2009	4,000	4,003
5.451% due 09/18/2009	6,100	6,110

Bank of America N.A.
5.377% due 07/25/2008	11,200	11,210
6.000% due 10/15/2036	2,400	2,480

Bear Stearns Cos., Inc.
5.454% due 03/30/2009	7,100	7,112
5.465% due 08/21/2009	9,100	9,115
5.676% due 01/30/2009	7,180	7,217

BNP Paribas
5.186% due 06/29/2049	15,600	15,002
5.292% due 05/28/2008	5,200	5,201

C10 Capital SPV Ltd.
6.722% due 12/01/2049	4,300	4,305

CIT Group Holdings, Inc.
5.526% due 01/30/2009	13,700	13,740

CIT Group, Inc.
5.493% due 08/17/2009	7,100	7,111
5.515% due 12/19/2008	2,400	2,407
5.656% due 07/28/2011	7,200	7,215

Citigroup Funding, Inc.
5.342% due 12/08/2008	2,000	2,000

Citigroup, Inc.
5.392% due 12/28/2009	1,500	1,501
5.406% due 12/26/2008	26,880	26,910
6.125% due 08/25/2036	15,000	15,674

DnB NORBank ASA
5.443% due 10/13/2009	5,700	5,702

Export-Import Bank of China
4.875% due 07/21/2015	900	870

Export-Import Bank of Korea
4.125% due 02/10/2009	140	137

Ford Motor Credit Co.
6.315% due 03/21/2007	800	800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank
5.265% due 04/28/2008	$14,100	$14,104

General Electric Capital Corp.
5.410% due 01/05/2009	11,000	11,012
5.410% due 10/26/2009	12,500	12,505
5.430% due 01/03/2008	14,360	14,382
5.430% due 10/06/2010	4,600	4,604
5.444% due 01/20/2010	5,400	5,412

GMAC LLC
6.000% due 12/15/2011	1,100	1,096

Goldman Sachs Group, Inc.
5.406% due 12/23/2008	1,600	1,601
5.455% due 12/22/2008	4,800	4,808
5.456% due 06/23/2009	13,070	13,087
5.464% due 11/10/2008	7,100	7,114
5.476% due 07/29/2008	6,000	6,013

HBOS PLC
5.920% due 09/29/2049	1,100	1,081

HBOS Treasury Services PLC
5.414% due 07/17/2009	10,400	10,414

HSBC Bank USA N.A.
5.435% due 09/21/2007	14,500	14,516
5.493% due 06/10/2009	7,700	7,730

HSBC Finance Corp.
5.420% due 10/21/2009	4,500	4,504
5.490% due 09/15/2008	3,600	3,611
5.506% due 12/05/2008	5,900	5,920

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,483

John Deere Capital Corp.
5.424% due 07/15/2008	6,400	6,405

JPMorgan Chase & Co.
5.400% due 06/26/2009	4,900	4,905

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036	1,200	1,243

Lehman Brothers Holdings, Inc.
5.415% due 12/23/2008	800	800
5.460% due 04/03/2009	5,300	5,309
5.475% due 08/21/2009	13,900	13,917
5.475% due 11/16/2009	3,500	3,503
5.594% due 07/18/2011	4,800	4,814
5.624% due 11/10/2009	4,500	4,523

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008	3,500	3,501
5.414% due 10/23/2008	7,500	7,505
5.450% due 12/04/2009	7,300	7,305
5.464% due 08/14/2009	6,200	6,207
5.577% due 07/25/2011	8,500	8,525

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,714

Metropolitan Life Global Funding I
5.125% due 11/09/2011	8,200	8,148

Morgan Stanley
5.390% due 11/21/2008	4,900	4,902
5.485% due 02/09/2009	14,600	14,632

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	712

National Australia Bank Ltd.
5.393% due 09/11/2009	5,300	5,305

Nordea Bank Finland
5.267% due 03/31/2008	4,800	4,800
5.308% due 05/28/2008	5,000	5,002

Osiris Capital PLC
10.360% due 01/15/2010	3,100	3,117

Petroleum Export Ltd.
5.265% due 06/15/2011	889	870

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Phoenix Quake Ltd.
7.820% due 07/03/2008	$800	$806

Phoenix Quake Wind Ltd.
7.820% due 07/03/2008	800	804

Phoenix Quake Wind II Ltd.
8.870% due 07/03/2008	400	368

Premium Asset Trust
5.725% due 09/08/2007	100	100

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,174

Royal Bank of Scotland Group PLC
5.424% due 07/21/2008	11,400	11,412

Santander U.S. Debt S.A. Unipersonal
5.425% due 09/19/2008	6,900	6,912
5.426% due 11/20/2009	10,900	10,908

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	4,070

Societe Generale NY
5.258% due 06/11/2007	5,200	5,200
5.298% due 03/28/2008	4,200	4,202
5.299% due 06/30/2008	500	500

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	321

USB Capital IX
6.189% due 04/15/2049	900	920

Vita Capital Ltd.
6.710% due 01/01/2007	500	500

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	6,000	6,011

Wachovia Bank N.A.
5.356% due 06/27/2008	6,300	6,306
5.406% due 03/23/2009	7,100	7,105

Wachovia Corp.
5.410% due 12/01/2009	4,400	4,403

Wells Fargo & Co.
5.460% due 09/15/2009	6,715	6,731

Westpac Banking Corp.
5.310% due 06/06/2008	4,000	4,001

World Savings Bank FSB
5.495% due 03/02/2009	7,900	7,926

		576,754

INDUSTRIALS 2.8%
Anadarko Petroleum Corp.
5.760% due 09/15/2009	10,000	10,048

Comcast Corp.
5.674% due 07/14/2009	7,700	7,723
5.875% due 02/15/2018	1,700	1,685
6.450% due 03/15/2037	1,700	1,707

Corp Nacional del Cobre de Chile—CODELCO
6.150% due 10/24/2036	700	720

Cox Communications, Inc.
5.875% due 12/01/2016	1,100	1,094

DaimlerChrysler N.A. Holding Corp.
5.820% due 08/03/2009	6,300	6,315

El Paso Corp.
6.750% due 05/15/2009	6,000	6,158
7.800% due 08/01/2031	1,500	1,646
7.875% due 06/15/2012	5,800	6,250
9.625% due 05/15/2012	800	912

Gaz Capital for Gazprom
6.212% due 11/22/2016	1,200	1,211

HJ Heinz Co.
6.428% due 12/01/2008	1,100	1,120

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Home Depot, Inc.
5.250% due 12/16/2013	$800	$795

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	100	120

Peabody Energy Corp.
7.875% due 11/01/2026	2,700	2,916

Pemex Project Funding Master Trust
5.750% due 12/15/2015	2,300	2,287
8.000% due 11/15/2011	100	110
8.625% due 02/01/2022	1,200	1,486
9.500% due 09/15/2027	55	74

Sprint Nextel Corp.
6.000% due 12/01/2016	1,100	1,074

Transocean, Inc.
5.566% due 09/05/2008	6,200	6,207

United Airlines, Inc.
6.071% due 09/01/2014	4,547	4,573
8.030% due 07/01/2011 (a)	465	507

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,312
6.875% due 11/21/2036	1,300	1,340

Viacom, Inc.
5.750% due 04/30/2011	1,000	1,001

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	14,200	14,202

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,079

		91,672

UTILITIES 1.2%
AT&T, Inc.
4.214% due 06/05/2021	8,600	8,576
5.584% due 11/14/2008	4,200	4,214

BellSouth Corp.
5.474% due 08/15/2008	10,200	10,211

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,117
6.000% due 12/01/2012	6,500	6,496

Korea Electric Power Corp.
5.125% due 04/23/2034	90	90

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	674

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,505

TPSA Finance BV
7.750% due 12/10/2008	120	124

		41,007

Total Corporate Bonds & Notes (Cost $705,463)		709,433

MUNICIPAL BONDS & NOTES 0.5%
Badger, Wisconsin Tobacco Asset Securitization
Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,973

Golden State, California Tobacco Securitization
Corporations Revenue Bonds, Series 2003
6.250% due 06/01/2033	2,900	3,245

Iowa State Tobacco Settlement Authority Revenue
Bonds, Series 2005
6.500% due 06/01/2023	1,185	1,180

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
New Jersey State Tobacco Settlement Financing
Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2037	$1,530	$1,661

New Jersey State Tobacco Settlement Financing
Corporations Revenue Bonds, Series 2003
6.750% due 06/01/2039	5,450	6,233

New York State Environmental Facilities
Corporations Revenue Bonds, Series 2002
5.100% due 06/15/2022 (g)	521	552
6.040% due 06/15/2023	589	660

Total Municipal Bonds & Notes (Cost $15,258)		17,504

U.S. GOVERNMENT AGENCIES 47.7%
Fannie Mae
4.000% due 10/01/2018	449	424
4.500% due 02/01/2035 - 04/01/2035	1,200	1,125
4.677% due 05/25/2035	1,300	1,284
4.709% due 04/01/2035	3,350	3,336
4.759% due 04/01/2035	4,797	4,767
5.000% due 01/01/2018 - 01/01/2037	251,316	244,041
5.410% due 12/25/2036	4,172	4,182
5.500% due 04/01/2014 - 01/01/2037	1,091,935	1,080,218
5.555% due 11/01/2035	331	334
5.557% due 10/01/2032	1,717	1,731
5.700% due 03/25/2044	7,212	7,222
5.958% due 06/01/2043 - 07/01/2044	10,546	10,608
6.000% due 04/01/2016 - 01/01/2037	94,092	94,809
6.158% due 09/01/2040	78	79
6.187% due 09/01/2034	2,797	2,824
6.339% due 12/01/2036	2,817	2,846
6.500% due 06/01/2029 - 04/01/2032	379	388
7.000% due 04/25/2023 - 06/01/2032	3,836	3,931
7.130% due 09/01/2039	108	110
7.269% due 11/01/2025	2	2

Federal Home Loan Bank
0.000% due 02/05/2007	2,000	1,965
5.500% due 06/30/2008	14,100	14,109

Federal Housing Administration
7.430% due 01/25/2023	53	54

Freddie Mac
4.500% due 04/01/2018 - 10/01/2018	2,484	2,401
5.000% due 04/01/2018 - 09/01/2035	9,157	8,957
5.500% due 06/12/2008 - 01/01/2037	44,483	44,070
5.650% due 05/15/2036	5,100	5,103
5.800% due 11/15/2030	35	35
5.850% due 09/15/2030	34	34
5.958% due 02/25/2045	1,168	1,166
6.000% due 07/01/2016 - 01/01/2037	13,591	13,715
6.500% due 03/01/2013 - 03/01/2034	1,060	1,085
7.000% due 06/15/2023	2,078	2,144
7.036% due 01/01/2028	3	3
7.078% due 07/01/2027	2	2
7.209% due 07/01/2030	2	2
7.500% due 07/15/2030 - 03/01/2032	295	306
8.500% due 08/01/2024	16	17

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Government National Mortgage Association
4.750% due 02/20/2032	$1,097	$1,096
5.125% due 10/20/2029 - 11/20/2029	351	356
5.375% due 04/20/2026 - 05/20/2030	142	143
5.500% due 07/20/2030 - 09/15/2033	627	625
5.750% due 06/20/2030	2	2
5.850% due 09/20/2030	29	29
6.500% due 03/15/2031 - 04/15/2032	296	305

Small Business Administration
5.130% due 09/01/2023	80	80
6.030% due 02/01/2012	5,664	5,808
6.290% due 01/01/2021	214	222
6.344% due 08/01/2011	791	816
7.449% due 08/01/2010	10	10
7.500% due 04/01/2017	1,190	1,244
8.017% due 02/10/2010	101	107

Total U.S. Government Agencies (Cost $1,588,475)		1,570,272

U.S. TREASURY OBLIGATIONS 9.3%
Treasury Inflation Protected Securities (d)
2.000% due 01/15/2026	34,962	32,891
2.375% due 01/15/2025	15,419	15,356
3.375% due 01/15/2007 (h)	510	509
3.625% due 04/15/2028	2,496	3,014

U.S. Treasury Notes
4.625% due 12/31/2011	150,200	149,677
4.750% due 12/31/2008	103,200	103,111

Total U.S. Treasury Obligations (Cost $305,889)		304,558

MORTGAGE-BACKED SECURITIES 6.9%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	4,113	4,047

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	384
4.875% due 06/10/2039	590	585

Banc of America Funding Corp.
4.114% due 05/25/2035	5,322	5,201

Banc of America Mortgage Securities
6.500% due 10/25/2031	1,613	1,636
6.500% due 09/25/2033	579	584

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	21,098	20,872
4.781% due 01/25/2034	3,315	3,279
5.056% due 04/25/2033	1,471	1,475
5.328% due 02/25/2033	413	412
5.625% due 02/25/2033	310	309
6.259% due 11/25/2030	11	11

Bear Stearns Alt-A Trust
5.390% due 05/25/2035	7,907	7,921

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	7,282	7,295

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,889	1,863

Commercial Mortgage Pass-Through Certificates
6.455% due 05/15/2032	6,810	6,900

Countrywide Alternative Loan Trust
4.673% due 08/25/2034	225	224
5.530% due 02/20/2047	6,396	6,418

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	$2,212	$2,194
5.500% due 01/25/2046 (b)	5,900	5,910
5.620% due 05/25/2034	907	908

CS First Boston Mortgage Securities Corp.
6.067% due 06/25/2032	157	156

First Nationwide Trust
6.750% due 08/21/2031	57	57

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	7,947	7,954
5.430% due 01/25/2047	7,100	7,099

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	915

GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	909

GSR Mortgage Loan Trust
4.540% due 09/25/2035	23,232	22,835

Harborview Mortgage Loan Trust
5.440% due 12/19/2036	15,775	15,802
5.540% due 12/19/2036	15,791	15,818
5.570% due 05/19/2035	2,108	2,114

Impac CMB Trust
5.850% due 04/25/2034	1,120	1,121

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	6,353	6,360

Indymac ARM Trust
6.713% due 01/25/2032	8	8

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	5,791	5,812

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.430% due 09/15/2021	6,602	6,606

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	504

Morgan Stanley Capital I
4.050% due 01/13/2041	530	515

Prime Mortgage Trust
5.750% due 02/25/2019	280	281
5.750% due 02/25/2034	1,255	1,259

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,548	1,557

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	238	239

Structured Asset Securities Corp.
6.100% due 02/25/2032	32	32
6.150% due 07/25/2032	72	73

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	6,743	6,740

Wachovia Bank Commercial Mortgage Trust
5.440% due 09/15/2021	24,404	24,420

Washington Mutual, Inc.
5.114% due 10/25/2032	371	369
5.640% due 10/25/2045	2,242	2,246
6.027% due 11/25/2042	1,997	2,005
6.227% due 08/25/2042	4,589	4,598

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	8,832	8,733

Total Mortgage-Backed Securities (Cost $226,249)		225,565

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.6%
ACE Securities Corp.
5.370% due 12/25/2036	$3,062	$3,064

Amortizing Residential Collateral Trust
5.620% due 06/25/2032	445	446

Argent Securities, Inc.
5.370% due 09/25/2036	3,542	3,545

Asset-Backed Funding Certificates
5.380% due 11/25/2036	7,233	7,238
5.380% due 01/25/2037	6,485	6,489

Bear Stearns Asset-Backed Securities, Inc.
5.400% due 10/25/2036	3,407	3,407

Capital One Auto Finance Trust
5.340% due 12/14/2007	5,400	5,405

Carrington Mortgage Loan Trust
5.500% due 09/25/2035	2,904	2,906

Chase Credit Card Master Trust
5.450% due 06/15/2009	23,700	23,719
5.460% due 02/15/2011	9,900	9,929

CitiFinancial Mortgage Securities, Inc.
3.221% due 10/25/2033	3	3

Countrywide Asset-Backed Certificates
5.370% due 05/25/2037	4,878	4,881
5.370% due 12/25/2046	3,753	3,755
5.400% due 01/25/2037	12,440	12,455
5.400% due 05/25/2037	5,441	5,439

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036	5,664	5,667

DaimlerChrysler Auto Trust
5.250% due 05/08/2009	9,090	9,094
5.329% due 12/08/2007	4,700	4,704

EMC Mortgage Loan Trust
5.720% due 05/25/2040	773	775

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	10,201	10,207

Fremont Home Loan Trust
5.390% due 02/25/2037	6,080	6,083
5.410% due 01/25/2037	5,600	5,597

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	4,043	4,035

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	5,400	5,390

JPMorgan Mortgage Acquisition Corp.
5.370% due 08/25/2036	3,919	3,921

Lehman XS Trust
5.420% due 05/25/2046	3,723	3,725

Long Beach Mortgage Loan Trust
5.630% due 10/25/2034	1,580	1,582

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	7,700	7,710

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	14,200	14,213

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	3,836	3,835
5.370% due 10/25/2036	3,474	3,474

Nelnet Student Loan Trust
5.338% due 09/25/2012	5,300	5,300
5.425% due 12/22/2016	8,200	8,206

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Newcastle Mortgage Securities Trust
5.420% due 03/25/2036		$8,254	$8,261

Nissan Auto Lease Trust
5.347% due 12/14/2007		3,094	3,097

Park Place Securities, Inc.
5.662% due 10/25/2034		9,866	9,878

Residential Asset Mortgage Products, Inc.
4.003% due 01/25/2030		47	47
4.230% due 05/25/2029		72	71
4.450% due 07/25/2028		785	780

Residential Asset Securities Corp.
5.360% due 08/25/2036		4,568	4,571
5.420% due 11/25/2036		8,439	8,445

Saxon Asset Securities Trust
5.380% due 11/25/2036		4,457	4,460

SBI HELOC Trust
5.490% due 08/25/2036		5,350	5,350

Soundview Home Equity Loan Trust
5.420% due 10/25/2036		14,593	14,603

Structured Asset Securities Corp.
4.370% due 10/25/2034		479	474
5.370% due 10/25/2036		9,278	9,284
5.450% due 07/25/2035		2,543	2,545
5.610% due 01/25/2033		73	73

Wells Fargo Home Equity Trust
5.400% due 01/25/2037		5,400	5,408
5.470% due 12/25/2035		8,833	8,840

Total Asset-Backed Securities (Cost $282,284)			282,386

SOVEREIGN ISSUES 0.3%
Brazilian Government International Bond
8.875% due 04/15/2024		90	112

China Development Bank
5.000% due 10/15/2015		900	878

Panama Government International Bond
6.700% due 01/26/2036		431	450
8.875% due 09/30/2027		5,200	6,630
9.625% due 02/08/2011		480	550

South Africa Government International Bond
9.125% due 05/19/2009		500	540

Total Sovereign Issues (Cost $7,593)			9,160

FOREIGN CURRENCY-DENOMINATED ISSUES 0.4%
Province of Quebec Canada
5.000% due 12/01/2038	CAD	6,600	5,943

United Kingdom Gilt
4.750% due 06/07/2010	GBP	2,700	5,228
4.750% due 09/07/2015		1,000	1,953

Total Foreign Currency-Denominated Issues (Cost $12,976)			13,124

		SHARES
PREFERRED STOCKS 0.4%
DG Funding Trust
7.614% due 12/31/2049		1,239	$13,056

Total Preferred Stocks (Cost $13,056)			13,056

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 26.6%

CERTIFICATES OF DEPOSIT 2.7%
Barclays Bank PLC
5.295% due 01/29/2007	$7,460	$7,466

Societe Generale NY
5.258% due 06/20/2007	22,900	22,900

Unicredito Italiano SpA
5.325% due 02/16/2007	30,000	30,000
5.385% due 02/15/2007	30,000	30,000

		90,366

COMMERCIAL PAPER 19.7%
Bank of America Corp.
5.225% due 03/01/2007	12,800	12,694
5.235% due 03/09/2007	60,000	59,388
5.245% due 01/17/2007	700	699
5.250% due 01/12/2007	1,000	999

Barclays U.S. Funding Corp.
5.250% due 01/17/2007	18,300	18,263
5.250% due 02/20/2007	76,200	75,667

Cox Communications, Inc.
5.619% due 01/16/2007	3,500	3,500

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	23,500	22,909

Danske Corp.
5.225% due 03/12/2007	2,300	2,276
5.255% due 01/18/2007	10,800	10,776
5.260% due 01/04/2007	65,100	65,090

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Dexia Delaware LLC
5.240% due 02/20/2007	$77,600	$77,058

IXIS Commercial Paper Corp.
5.250% due 02/05/2007	23,800	23,685

Rabobank USA Financial Corp.
5.280% due 01/02/2007	74,000	74,000

Societe Generale NY
5.245% due 01/08/2007	600	600

Stadshypoket Delaware, Inc.
5.245% due 02/21/2007	500	496

UBS Finance Delaware LLC
5.185% due 04/02/2007	94,100	92,814
5.230% due 03/07/2007	2,900	2,871
5.245% due 01/08/2007	1,200	1,199
5.250% due 01/11/2007	500	499

Viacom, Inc.
5.594% due 05/29/2007	4,500	4,500
5.600% due 03/22/2007	2,600	2,600

Westpac Trust Securities NZ Ltd.
5.250% due 02/06/2007	34,000	33,831
5.255% due 02/12/2007	63,200	62,831

		649,245

REPURCHASE AGREEMENTS 3.2%
Lehman Brothers, Inc.
4.850% due 01/02/2007	106,000	106,000

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 04/15/2011 valued at $108,338. Repurchase proceeds are $106,057.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
TRI-PARTY REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$5,848	$5,848

(Dated 12/29/2006. Collateralized by Freddie Mac 5.500% due 01/18/2008 valued at $5,967. Repurchase proceeds are $5,851.)

U.S. TREASURY BILLS 0.8%
4.804% due 03/01/2007 - 03/15/2007 (c)(e)(h)	25,105	24,829

Total Short-Term Instruments (Cost $876,450)		876,288

Purchased Options (j) 0.3% (Cost $11,093)		11,255

Total Investments (f) 122.6% (Cost $4,047,373)		$4,035,192

Written Options (k) (0.5%) (Premiums $11,691)		(14,753)

Other Assets and Liabilities (Net) (22.1%)		(728,183)

Net Assets 100.0%		$3,292,256

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) When-issued security.

(c) Coupon represents a weighted average rate.

(d) Principal amount of security is adjusted for inflation.

(e) Securities with an aggregate market value of $3,956 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(f) As of December 31, 2006, portfolio securities with an aggregate value of $278,644 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(g) Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (l) to Financial Statements for details of Residual Interest Bonds Held in Trust.

(h) Securities with an aggregate market value of $20,393 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2007	177	$(164)
90-Day Euribor June Futures	Long	06/2007	473	(351)
90-Day Euribor June Futures	Long	06/2008	69	(49)
90-Day Euribor March Futures	Long	03/2008	138	(100)
90-Day Euribor September Futures	Long	09/2007	262	(235)
90-Day Eurodollar December Futures	Long	12/2007	8,005	(1,247)
90-Day Eurodollar June Futures	Long	06/2007	3,676	(2,249)
90-Day Eurodollar March Futures	Long	03/2007	1,173	(1,523)
90-Day Eurodollar March Futures	Long	03/2008	950	(563)
90-Day Eurodollar September Futures	Long	09/2007	8,235	(3,184)
90-Day Euroyen December Futures	Long	12/2007	85	(2)
90-Day Euroyen September Futures	Long	09/2007	107	(5)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 119.000	Short	03/2007	115	11
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	322	44
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 114.500	Short	03/2007	45	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 115.000	Short	03/2007	45	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	437	(251)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	366	$(188)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	116	(69)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	63	(46)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	82	(56)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	243	(118)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	89	(68)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	2,021	(2,081)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	356	770

				$(11,724)

(i) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	$200	$4
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.320%	09/20/2007	2,100	29
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007	2,300	8
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.400%	09/20/2007	4,200	60
Goldman Sachs & Co.	Anadarko Petroleum Corp. 6.125% due 03/15/2012	Sell	0.150%	03/20/2008	2,500	1
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%	03/20/2007	100	0
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007	1,800	40
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	400	9
JPMorgan Chase & Co.	American International Group, Inc. 0.000% convertible until 11/09/2031	Sell	0.050%	12/20/2007	17,200	6
JPMorgan Chase & Co.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	1,200	27
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007	4,200	16
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	2,200	0
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	12/20/2008	5,000	(6)
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.430%	07/20/2011	600	22
Lehman Brothers, Inc.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	3,100	70
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.460%	06/20/2007	1,300	2
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	3,000	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	11,000	1
UBS AG	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2007	1,500	23

						$312

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	9,300	$(25)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	5,900	26
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		14,200	38
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027	CAD	2,100	(35)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		3,700	(43)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	1,400	23
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	169
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		15,000	742
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	37
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2007	GBP	32,400	(446)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,900	(10)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,200	128
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007		53,900	(706)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,700	150
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		17,500	(594)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,200	(3)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		7,400	324

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Total Return Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016	JPY	3,711,000	$(27)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.500%	12/20/2026		1,170,000	(42)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		1,726,000	91
Morgan Stanley	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		300,000	(1)
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		1,200,000	62
UBS AG	6-Month JPY-LIBOR	Pay	1.000%	03/19/2008		22,300,000	1
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	12,100	24
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$64,200	(214)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		4,100	(101)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		200	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		60,000	(1,483)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		73,800	(244)

							$(2,161)

(j) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	1,328	$13	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	1,855	18	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	987	9	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	585	5	0
Put - CME 90-Day Eurodollar September Futures	90.750	09/17/2007	400	4	0
Put - CME 90-Day Eurodollar September Futures	91.000	09/17/2007	1,774	17	0

				$66	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007	EUR	26,000	$120	$42
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007		84,000	480	136
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.100%	07/02/2007		58,000	323	168
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007		56,000	271	91
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	12,700	59	11
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		8,400	48	7
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.058%	06/15/2007		19,000	86	14
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$192,000	710	573
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		76,000	309	215
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		86,000	344	121
Call - OTC 1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.700%	08/08/2007		89,000	199	79
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		44,000	206	62
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		98,900	333	296
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		163,400	712	761
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/23/2007		138,000	604	684
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		143,000	629	839
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007		138,000	662	1,331
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		160,000	390	119
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		66,000	273	134
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		150,000	390	148
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007		383,000	2,014	2,431
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		296,000	1,141	2,329
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.900%	10/25/2007		109,000	439	499
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.170%	02/01/2007		73,500	189	135
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		26,000	96	153

								$11,027	$11,378

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Bank of America	$0.000	01/17/2007	$9,000	$0	$(123)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(k) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	960	$401	$75
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	960	204	495
Put - CME 90-Day Eurodollar March Futures	95.250	03/19/2007	116	108	165

				$713	$735

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007	EUR	10,000	$120	$78
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007		36,000	493	279
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.230%	07/02/2007		25,000	322	293
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007		24,000	271	186
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	3,600	58	17
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		2,400	48	12
Call - OTC 8-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		5,000	79	24
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$83,000	681	675
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		33,000	290	239
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		37,000	357	170
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	4.850%	08/08/2007		15,000	204	108
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		19,000	211	88
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		43,000	340	465
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		71,500	738	1,022
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.300%	05/23/2007		59,000	590	843
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007		62,000	631	991
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007		60,000	663	1,518
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.750%	07/02/2007		35,000	359	146
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		34,000	367	244
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		28,400	297	231
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007		167,000	2,018	2,938
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		97,100	1,119	2,593
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.010%	10/25/2007		47,000	433	523
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.240%	02/01/2007		31,800	196	263
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007		11,000	93	171

								$10,978	$14,117

Straddle Options

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount	Premium(3)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	01/17/2007	$9,000	$0	$(99)

(3) Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(l) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	5,394	01/2007	$25	$0	$25
Sell		3,785	01/2007	0	(16)	(16)
Buy		14,815	05/2007	58	0	58
Buy		12,063	06/2007	94	0	94
Buy	CAD	10,212	01/2007	0	(277)	(277)
Sell		16,598	01/2007	278	0	278
Buy	CLP	615,000	05/2007	0	(14)	(14)
Buy		94,183	06/2007	0	(2)	(2)
Buy	CNY	23,778	03/2007	6	0	6
Buy		3,842	09/2007	12	0	12
Buy		32,750	11/2007	53	0	53
Buy	EUR	16,800	01/2007	229	0	229
Sell		16,533	01/2007	203	(27)	176
Sell	GBP	6,264	01/2007	10	(65)	(55)
Buy	INR	1,010	02/2007	1	0	1
Buy		34,136	03/2007	28	0	28
Sell	JPY	6,833,867	01/2007	493	(16)	477
Buy		7,470,752	02/2007	0	(842)	(842)
Sell		578,577	02/2007	58	0	58

See Accompanying Notes	Annual Report	December 31, 2006	15

Schedule of Investments  Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,749,759	02/2007	$54	$0	$54
Buy		914,700	03/2007	0	(2)	(2)
Buy		4,130,499	05/2007	43	0	43
Buy	MXN	5,620	01/2007	13	0	13
Buy		28,609	04/2007	16	(1)	15
Buy	PHP	162,761	03/2007	0	(18)	(18)
Buy	PLN	2,914	04/2007	33	0	33
Buy	RUB	14,718	01/2007	7	0	7
Buy		98,961	03/2007	41	0	41
Buy		4,911	09/2007	0	(1)	(1)
Buy		75,696	11/2007	0	(1)	(1)
Buy		126,307	12/2007	0	(12)	(12)
Buy	SGD	2,733	01/2007	23	0	23
Buy		860	03/2007	16	0	16
Buy		10,019	07/2007	8	0	8
Buy	TWD	50,132	02/2007	7	(12)	(5)
Buy	ZAR	148	05/2007	1	0	1
Buy		964	06/2007	1	0	1

				$1,811	$(1,306)	$505

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PHP	Philippines Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

18	PIMCO Variable Insurance Trust

December 31, 2006

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Residual Interest Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

20	PIMCO Variable Insurance Trust

December 31, 2006

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,845,502	$6,859,814	$1,264,447	$316,769

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 12/31/2005	6,803	$ 359,600	EUR	0		GBP 57,200	$ 7,607
Sales	10,798	1,107,200		95,000		11,000	14,669
Closing Buys	(3,222)	(236,300)		0		0	(4,517)
Expirations	(10,100)	(287,700)		0		(57,200)	(4,529)
Exercised	(2,243)	0		0		0	(1,539)
Balance at 12/31/2006	2,036	$ 942,800	EUR	95,000	GBP	11,000	$11,691

8.  REORGANIZATION

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total Net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	TimesSquare VP Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
$ 4,635	$ 0	$ (18,763)	$ (2,254)	$ (20,886)	$ (5,696)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands).

The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$ 0	$ 438	$ 7,847	$ 12,601

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 4,047,630	$ 10,649	$ (23,087)	$ (12,438)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2006	21

Notes to Financial Statements (Cont.)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 152,107	$ 0	$ 0
12/31/2005	115,689	20,872	0

(6) Includes short-term capital gains, if any, distributed.

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,090	$81,954	4,171	$43,745
Administrative Class	83,252	843,490	60,180	630,483
Advisor Class	1,856	18,782	0	0
Issued in reorganization
Institutional Class	0		8,435	88,822
Administrative Class	0	0	0	0
Advisor Class	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	790	8,017	683	7,097
Administrative Class	12,178	123,518	10,667	110,757
Advisor Class	35	362	0	0
Cost of shares redeemed
Institutional Class	(7,223)	(73,276)	(5,309)	(55,888)
Administrative Class	(51,636)	(522,647)	(30,537)	(319,629)
Advisor Class	(32)	(329)	0	0
Net increase resulting from Portfolio share transactions	47,310	$479,871	48,290	$505,387

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	5	58
Advisor Class	2	98

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of

22	PIMCO Variable Insurance Trust

December 31, 2006

the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Total Return Portfolio	0.76%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	25

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

26	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

28	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Advisor

Annual Report December 31, 2006

PIMCO Variable Insurance Trust

Total Return Portfolio

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2006

                              PIMCO Total Return         Lehman Brothers
                             Portfolio Advisor Class     Aggregate Bond Index
                             -----------------------     --------------------
     02/28/2006                     $10,000                    $10,000
     03/31/2006                       9,890                      9,902
     04/30/2006                       9,894                      9,884
     05/31/2006                       9,860                      9,873
     06/30/2006                       9,859                      9,894
     07/31/2006                      10,012                     10,028
     08/31/2006                      10,148                     10,182
     09/30/2006                      10,217                     10,271
     10/31/2006                      10,277                     10,339
     11/30/2006                      10,397                     10,459
     12/31/2006                      10,310                     10,398

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

Allocation Breakdown‡

U.S. Government Agencies	38.9%
Short-Term Instruments	21.7%
Corporate Bonds & Notes	17.6%
U.S. Treasury Obligations	7.6%
Asset-Backed Securities	7.0%
Mortgage-Backed Securities	5.6%
Other	1.6%

‡	% of Total Investments as of 12/31/2006

Cumulative Total Return for the period ended December 31, 2006
		Portfolio Inception (02/28/06)
	PIMCO Total Return Portfolio Advisor Class	3.09%
....	Lehman Brothers Aggregate Bond Index±	3.98%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,045.67	$1,021.42
Expenses Paid During Period†	$3.87	$3.82

† Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

»	The Portfolio’s tactical above-benchmark duration benefited returns as yields fell in the second half of the twelve-month period.

»

An overweight to short maturity securities detracted from returns as the yield curve flattened due to the Federal Reserve’s tightening campaign during the first half of the twelve-month period. The yield curve continued to flatten during the latter part of the year as expectations of a Federal Reserve easing diminished late in the fourth quarter of 2006.

»	An overweight to mortgage-backed securities benefited returns as this sector significantly outperformed like-duration Treasuries.

»	An underweight to corporate securities detracted from returns as this sector outperformed like-duration Treasuries.

»

An allocation to non-U.S. government securities detracted from returns as yields in most developed countries increased more than in the United States. Concern about central bank tightening caused European and U.K. government bonds to lag Treasuries for the year.

»	An allocation to emerging market bonds benefited performance as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to decline.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio

Selected Per Share Data for the Period Ended:	02/28/2006-12/31/2006

Advisor Class
Net asset value beginning of period	$10.24
Net investment income (a)	0.38
Net realized/unrealized (loss) on investments (a)	(0.08)
Total income from investment operations	0.30
Dividends from net investment income	(0.37)
Distributions from net realized capital gains	(0.05)
Total distributions	(0.42)
Net asset value end of period	$10.12
Total return	3.09%
Net assets end of period (000s)	$18,811
Ratio of expenses to average net assets	0.77%*
Ratio of expenses to average net assets excluding interest expense	0.75%*
Ratio of net investment income to average net assets	4.49%*
Portfolio turnover rate	303%

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	December 31, 2006	5

Statement of Assets and Liabilities  Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$4,035,192
Foreign currency, at value	17,901
Receivable for investments sold	65,835
Receivable for Portfolio shares sold	5,150
Interest and dividends receivable	13,457
Variation margin receivable	67
Swap premiums paid	6,142
Unrealized appreciation on forward foreign currency contracts	1,811
Unrealized appreciation on swap agreements	2,133
4,147,688

Liabilities:
Payable for investments purchased	$814,257
Payable for Portfolio shares redeemed	14,337
Payable for floating rate notes issued	260
Interest payable	1
Overdraft due to custodian	200
Written options outstanding	14,753
Dividends payable	1,535
Accrued investment advisory fee	742
Accrued administration fee	742
Accrued servicing fee	381
Accrued distribution expense	14
Variation margin payable	1,225
Swap premiums received	1,697
Unrealized depreciation on forward foreign currency contracts	1,306
Unrealized depreciation on swap agreements	3,982
855,432

Net Assets	$3,292,256

Net Assets Consist of:
Paid in capital	$3,335,220
Undistributed net investment income	1,862
Accumulated undistributed net realized (loss)	(16,518)
Net unrealized (depreciation)	(28,308)
$3,292,256

Net Assets:
Institutional Class	$158,748
Administrative Class	3,114,697
Advisor Class	18,811

Shares Issued and Outstanding:
Institutional Class	15,690
Administrative Class	307,842
Advisor Class	1,859

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of Investments Owned	$4,047,373
Cost of Foreign Currency Held	$17,905
Premiums Received on Written Options	$11,691

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$151,256
Dividends	1,122
Miscellaneous income	54
Total Income	152,432

Expenses:
Investment advisory fees	7,579
Administration fees	7,579
Servicing fees – Administrative Class	4,304
Distribution and/or servicing fees – Advisor Class	14
Trustees’ fees	45
Interest Expense	611
Miscellaneous expense	1
Total Expenses	20,133

Net Investment Income	132,299

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,265
Net realized (loss) on futures contracts, options and swaps	(2,323)
Net realized gain on foreign currency transactions	3,689
Net change in unrealized (depreciation) on investments	(3,521)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(20,220)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,200
Net (Loss)	(15,910)

Net Increase in Net Assets Resulting from Operations	$116,389

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$132,299	$89,824
Net realized gain	5,631	3,530
Net change in unrealized (depreciation)	(21,541)	(30,402)
Net increase resulting from operations	116,389	62,952

Distributions to Shareholders:
From net investment income
Institutional Class	(7,166)	(4,842)
Administrative Class	(127,175)	(86,714)
Advisor Class	(267)	0
From net realized capital gains
Institutional Class	(917)	(2,255)
Administrative Class	(16,487)	(42,750)
Advisor Class	(95)	0

Total Distributions	(152,107)	(136,561)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	81,954	43,745
Administrative Class	843,490	630,483
Advisor Class	18,782	0
Issued in reorganization
Institutional Class	0	88,822
Administrative Class	0	0
Advisor Class	0	0
Issued as reinvestment of distributions
Institutional Class	8,017	7,097
Administrative Class	123,518	110,757
Advisor Class	362	0
Cost of shares redeemed
Institutional Class	(73,276)	(55,888)
Administrative Class	(522,647)	(319,629)
Advisor Class	(329)	0
Net increase resulting from Portfolio share transactions	479,871	505,387

Total Increase in Net Assets	444,153	431,778

Net Assets:
Beginning of period	2,848,103	2,416,325
End of period*	$3,292,256	$2,848,103

*Including undistributed net investment income of:	$1,862	$15,877

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
CSC Holdings, Inc.
7.072% due 03/29/2013	$142	$142
7.110% due 03/29/2013	7	7
7.120% due 03/29/2013	743	744
7.122% due 03/29/2013	594	595
7.126% due 02/24/2013	1,101	1,103

Total Bank Loan Obligations (Cost $2,587)		2,591

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 17.5%
Abbey National Treasury Services PLC
5.276% due 07/02/2008 (b)	13,600	13,594

AIG-Fp Matched Funding Corp.
5.361% due 06/16/2008	6,200	6,276

American Express Bank FSB
5.360% due 10/16/2008	8,100	8,103
5.410% due 10/20/2009	6,800	6,805

American Express Centurion Bank
5.350% due 05/07/2008	6,200	6,203

American Express Credit Corp.
5.410% due 11/09/2009	6,700	6,705

American General Finance Corp.
5.406% due 03/23/2007	1,600	1,600

American International Group, Inc.
5.050% due 10/01/2015	1,300	1,266
5.400% due 06/16/2009	5,400	5,439

Atlantic & Western Re Ltd.
11.372% due 01/09/2007	600	600

Bank of America Corp.
5.378% due 11/06/2009	4,000	4,003
5.451% due 09/18/2009	6,100	6,110

Bank of America N.A.
5.377% due 07/25/2008	11,200	11,210
6.000% due 10/15/2036	2,400	2,480

Bear Stearns Cos., Inc.
5.454% due 03/30/2009	7,100	7,112
5.465% due 08/21/2009	9,100	9,115
5.676% due 01/30/2009	7,180	7,217

BNP Paribas
5.186% due 06/29/2049	15,600	15,002
5.292% due 05/28/2008	5,200	5,201

C10 Capital SPV Ltd.
6.722% due 12/01/2049	4,300	4,305

CIT Group Holdings, Inc.
5.526% due 01/30/2009	13,700	13,740

CIT Group, Inc.
5.493% due 08/17/2009	7,100	7,111
5.515% due 12/19/2008	2,400	2,407
5.656% due 07/28/2011	7,200	7,215

Citigroup Funding, Inc.
5.342% due 12/08/2008	2,000	2,000

Citigroup, Inc.
5.392% due 12/28/2009	1,500	1,501
5.406% due 12/26/2008	26,880	26,910
6.125% due 08/25/2036	15,000	15,674

DnB NORBank ASA
5.443% due 10/13/2009	5,700	5,702

Export-Import Bank of China
4.875% due 07/21/2015	900	870

Export-Import Bank of Korea
4.125% due 02/10/2009	140	137

Ford Motor Credit Co.
6.315% due 03/21/2007	800	800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Fortis Bank
5.265% due 04/28/2008	$14,100	$14,104

General Electric Capital Corp.
5.410% due 01/05/2009	11,000	11,012
5.410% due 10/26/2009	12,500	12,505
5.430% due 01/03/2008	14,360	14,382
5.430% due 10/06/2010	4,600	4,604
5.444% due 01/20/2010	5,400	5,412

GMAC LLC
6.000% due 12/15/2011	1,100	1,096

Goldman Sachs Group, Inc.
5.406% due 12/23/2008	1,600	1,601
5.455% due 12/22/2008	4,800	4,808
5.456% due 06/23/2009	13,070	13,087
5.464% due 11/10/2008	7,100	7,114
5.476% due 07/29/2008	6,000	6,013

HBOS PLC
5.920% due 09/29/2049	1,100	1,081

HBOS Treasury Services PLC
5.414% due 07/17/2009	10,400	10,414

HSBC Bank USA N.A.
5.435% due 09/21/2007	14,500	14,516
5.493% due 06/10/2009	7,700	7,730

HSBC Finance Corp.
5.420% due 10/21/2009	4,500	4,504
5.490% due 09/15/2008	3,600	3,611
5.506% due 12/05/2008	5,900	5,920

HSBC Holdings PLC
6.500% due 05/02/2036	2,300	2,483

John Deere Capital Corp.
5.424% due 07/15/2008	6,400	6,405

JPMorgan Chase & Co.
5.400% due 06/26/2009	4,900	4,905

JPMorgan Mortgage Acquisition Corp.
6.550% due 09/29/2036	1,200	1,243

Lehman Brothers Holdings, Inc.
5.415% due 12/23/2008	800	800
5.460% due 04/03/2009	5,300	5,309
5.475% due 08/21/2009	13,900	13,917
5.475% due 11/16/2009	3,500	3,503
5.594% due 07/18/2011	4,800	4,814
5.624% due 11/10/2009	4,500	4,523

Merrill Lynch & Co., Inc.
5.395% due 12/22/2008	3,500	3,501
5.414% due 10/23/2008	7,500	7,505
5.450% due 12/04/2009	7,300	7,305
5.464% due 08/14/2009	6,200	6,207
5.577% due 07/25/2011	8,500	8,525

MetLife, Inc.
6.400% due 12/15/2036	1,700	1,714

Metropolitan Life Global Funding I
5.125% due 11/09/2011	8,200	8,148

Morgan Stanley
5.390% due 11/21/2008	4,900	4,902
5.485% due 02/09/2009	14,600	14,632

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	700	712

National Australia Bank Ltd.
5.393% due 09/11/2009	5,300	5,305

Nordea Bank Finland
5.267% due 03/31/2008	4,800	4,800
5.308% due 05/28/2008	5,000	5,002

Osiris Capital PLC
10.360% due 01/15/2010	3,100	3,117

Petroleum Export Ltd.
5.265% due 06/15/2011	889	870

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Phoenix Quake Ltd.
7.820% due 07/03/2008	$800	$806

Phoenix Quake Wind Ltd.
7.820% due 07/03/2008	800	804

Phoenix Quake Wind II Ltd.
8.870% due 07/03/2008	400	368

Premium Asset Trust
5.725% due 09/08/2007	100	100

Resona Bank Ltd.
5.850% due 09/29/2049	1,200	1,174

Royal Bank of Scotland Group PLC
5.424% due 07/21/2008	11,400	11,412

Santander U.S. Debt S.A. Unipersonal
5.425% due 09/19/2008	6,900	6,912
5.426% due 11/20/2009	10,900	10,908

SMFG Preferred Capital USD 1 Ltd.
6.078% due 01/29/2049	4,100	4,070

Societe Generale NY
5.258% due 06/11/2007	5,200	5,200
5.298% due 03/28/2008	4,200	4,202
5.299% due 06/30/2008	500	500

UFJ Finance Aruba AEC
6.750% due 07/15/2013	300	321

USB Capital IX
6.189% due 04/15/2049	900	920

Vita Capital Ltd.
6.710% due 01/01/2007	500	500

VTB Capital S.A. for Vneshtorgbank
5.970% due 08/01/2008	6,000	6,011

Wachovia Bank N.A.
5.356% due 06/27/2008	6,300	6,306
5.406% due 03/23/2009	7,100	7,105

Wachovia Corp.
5.410% due 12/01/2009	4,400	4,403

Wells Fargo & Co.
5.460% due 09/15/2009	6,715	6,731

Westpac Banking Corp.
5.310% due 06/06/2008	4,000	4,001

World Savings Bank FSB
5.495% due 03/02/2009	7,900	7,926

		576,754

INDUSTRIALS 2.8%
Anadarko Petroleum Corp.
5.760% due 09/15/2009	10,000	10,048

Comcast Corp.
5.674% due 07/14/2009	7,700	7,723
5.875% due 02/15/2018	1,700	1,685
6.450% due 03/15/2037	1,700	1,707

Corp Nacional del Cobre de Chile—CODELCO
6.150% due 10/24/2036	700	720

Cox Communications, Inc.
5.875% due 12/01/2016	1,100	1,094

DaimlerChrysler N.A. Holding Corp.
5.820% due 08/03/2009	6,300	6,315

El Paso Corp.
6.750% due 05/15/2009	6,000	6,158
7.800% due 08/01/2031	1,500	1,646
7.875% due 06/15/2012	5,800	6,250
9.625% due 05/15/2012	800	912

Gaz Capital for Gazprom
6.212% due 11/22/2016	1,200	1,211

HJ Heinz Co.
6.428% due 12/01/2008	1,100	1,120

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Home Depot, Inc.
5.250% due 12/16/2013	$800	$795

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	100	120

Peabody Energy Corp.
7.875% due 11/01/2026	2,700	2,916

Pemex Project Funding Master Trust
5.750% due 12/15/2015	2,300	2,287
8.000% due 11/15/2011	100	110
8.625% due 02/01/2022	1,200	1,486
9.500% due 09/15/2027	55	74

Sprint Nextel Corp.
6.000% due 12/01/2016	1,100	1,074

Transocean, Inc.
5.566% due 09/05/2008	6,200	6,207

United Airlines, Inc.
6.071% due 09/01/2014	4,547	4,573
8.030% due 07/01/2011 (a)	465	507

Vale Overseas Ltd.
6.250% due 01/23/2017	1,300	1,312
6.875% due 11/21/2036	1,300	1,340

Viacom, Inc.
5.750% due 04/30/2011	1,000	1,001

Wal-Mart Stores, Inc.
5.265% due 06/16/2008	14,200	14,202

Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,079

		91,672

UTILITIES 1.2%
AT&T, Inc.
4.214% due 06/05/2021	8,600	8,576
5.584% due 11/14/2008	4,200	4,214

BellSouth Corp.
5.474% due 08/15/2008	10,200	10,211

Entergy Gulf States, Inc.
5.700% due 06/01/2015	8,300	8,117
6.000% due 12/01/2012	6,500	6,496

Korea Electric Power Corp.
5.125% due 04/23/2034	90	90

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	674

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,505

TPSA Finance BV
7.750% due 12/10/2008	120	124

		41,007

Total Corporate Bonds & Notes (Cost $705,463)		709,433

MUNICIPAL BONDS & NOTES 0.5%
Badger, Wisconsin Tobacco Asset Securitization
Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,973

Golden State, California Tobacco Securitization
Corporations Revenue Bonds, Series 2003
6.250% due 06/01/2033	2,900	3,245

Iowa State Tobacco Settlement Authority Revenue
Bonds, Series 2005
6.500% due 06/01/2023	1,185	1,180

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
New Jersey State Tobacco Settlement Financing
Corporations Revenue Bonds, Series 2002
6.000% due 06/01/2037	$1,530	$1,661

New Jersey State Tobacco Settlement Financing
Corporations Revenue Bonds, Series 2003
6.750% due 06/01/2039	5,450	6,233

New York State Environmental Facilities
Corporations Revenue Bonds, Series 2002
5.100% due 06/15/2022 (g)	521	552
6.040% due 06/15/2023	589	660

Total Municipal Bonds & Notes (Cost $15,258)		17,504

U.S. GOVERNMENT AGENCIES 47.7%
Fannie Mae
4.000% due 10/01/2018	449	424
4.500% due 02/01/2035 - 04/01/2035	1,200	1,125
4.677% due 05/25/2035	1,300	1,284
4.709% due 04/01/2035	3,350	3,336
4.759% due 04/01/2035	4,797	4,767
5.000% due 01/01/2018 - 01/01/2037	251,316	244,041
5.410% due 12/25/2036	4,172	4,182
5.500% due 04/01/2014 - 01/01/2037	1,091,935	1,080,218
5.555% due 11/01/2035	331	334
5.557% due 10/01/2032	1,717	1,731
5.700% due 03/25/2044	7,212	7,222
5.958% due 06/01/2043 - 07/01/2044	10,546	10,608
6.000% due 04/01/2016 - 01/01/2037	94,092	94,809
6.158% due 09/01/2040	78	79
6.187% due 09/01/2034	2,797	2,824
6.339% due 12/01/2036	2,817	2,846
6.500% due 06/01/2029 - 04/01/2032	379	388
7.000% due 04/25/2023 - 06/01/2032	3,836	3,931
7.130% due 09/01/2039	108	110
7.269% due 11/01/2025	2	2

Federal Home Loan Bank
0.000% due 02/05/2007	2,000	1,965
5.500% due 06/30/2008	14,100	14,109

Federal Housing Administration
7.430% due 01/25/2023	53	54

Freddie Mac
4.500% due 04/01/2018 - 10/01/2018	2,484	2,401
5.000% due 04/01/2018 - 09/01/2035	9,157	8,957
5.500% due 06/12/2008 - 01/01/2037	44,483	44,070
5.650% due 05/15/2036	5,100	5,103
5.800% due 11/15/2030	35	35
5.850% due 09/15/2030	34	34
5.958% due 02/25/2045	1,168	1,166
6.000% due 07/01/2016 - 01/01/2037	13,591	13,715
6.500% due 03/01/2013 - 03/01/2034	1,060	1,085
7.000% due 06/15/2023	2,078	2,144
7.036% due 01/01/2028	3	3
7.078% due 07/01/2027	2	2
7.209% due 07/01/2030	2	2
7.500% due 07/15/2030 - 03/01/2032	295	306
8.500% due 08/01/2024	16	17

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Government National Mortgage Association
4.750% due 02/20/2032	$1,097	$1,096
5.125% due 10/20/2029 - 11/20/2029	351	356
5.375% due 04/20/2026 - 05/20/2030	142	143
5.500% due 07/20/2030 - 09/15/2033	627	625
5.750% due 06/20/2030	2	2
5.850% due 09/20/2030	29	29
6.500% due 03/15/2031 - 04/15/2032	296	305

Small Business Administration
5.130% due 09/01/2023	80	80
6.030% due 02/01/2012	5,664	5,808
6.290% due 01/01/2021	214	222
6.344% due 08/01/2011	791	816
7.449% due 08/01/2010	10	10
7.500% due 04/01/2017	1,190	1,244
8.017% due 02/10/2010	101	107

Total U.S. Government Agencies (Cost $1,588,475)		1,570,272

U.S. TREASURY OBLIGATIONS 9.3%
Treasury Inflation Protected Securities (d)
2.000% due 01/15/2026	34,962	32,891
2.375% due 01/15/2025	15,419	15,356
3.375% due 01/15/2007 (h)	510	509
3.625% due 04/15/2028	2,496	3,014

U.S. Treasury Notes
4.625% due 12/31/2011	150,200	149,677
4.750% due 12/31/2008	103,200	103,111

Total U.S. Treasury Obligations (Cost $305,889)		304,558

MORTGAGE-BACKED SECURITIES 6.9%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	4,113	4,047

Banc of America Commercial Mortgage, Inc.
4.128% due 07/10/2042	395	384
4.875% due 06/10/2039	590	585

Banc of America Funding Corp.
4.114% due 05/25/2035	5,322	5,201

Banc of America Mortgage Securities
6.500% due 10/25/2031	1,613	1,636
6.500% due 09/25/2033	579	584

Bear Stearns Adjustable Rate Mortgage Trust
4.750% due 10/25/2035	21,098	20,872
4.781% due 01/25/2034	3,315	3,279
5.056% due 04/25/2033	1,471	1,475
5.328% due 02/25/2033	413	412
5.625% due 02/25/2033	310	309
6.259% due 11/25/2030	11	11

Bear Stearns Alt-A Trust
5.390% due 05/25/2035	7,907	7,921

Citigroup Commercial Mortgage Trust
5.420% due 11/15/2036	7,282	7,295

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	1,889	1,863

Commercial Mortgage Pass-Through Certificates
6.455% due 05/15/2032	6,810	6,900

Countrywide Alternative Loan Trust
4.673% due 08/25/2034	225	224
5.530% due 02/20/2047	6,396	6,418

10	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	$2,212	$2,194
5.500% due 01/25/2046 (b)	5,900	5,910
5.620% due 05/25/2034	907	908

CS First Boston Mortgage Securities Corp.
6.067% due 06/25/2032	157	156

First Nationwide Trust
6.750% due 08/21/2031	57	57

Greenpoint Mortgage Funding Trust
5.430% due 10/25/2046	7,947	7,954
5.430% due 01/25/2047	7,100	7,099

Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	915

GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	909

GSR Mortgage Loan Trust
4.540% due 09/25/2035	23,232	22,835

Harborview Mortgage Loan Trust
5.440% due 12/19/2036	15,775	15,802
5.540% due 12/19/2036	15,791	15,818
5.570% due 05/19/2035	2,108	2,114

Impac CMB Trust
5.850% due 04/25/2034	1,120	1,121

Impac Secured Assets CMN Owner Trust
5.400% due 01/25/2037	6,353	6,360

Indymac ARM Trust
6.713% due 01/25/2032	8	8

Indymac Index Mortgage Loan Trust
5.440% due 11/25/2046	5,791	5,812

Lehman Brothers Floating Rate Commercial Mortgage Trust
5.430% due 09/15/2021	6,602	6,606

Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	504

Morgan Stanley Capital I
4.050% due 01/13/2041	530	515

Prime Mortgage Trust
5.750% due 02/25/2019	280	281
5.750% due 02/25/2034	1,255	1,259

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	1,548	1,557

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	238	239

Structured Asset Securities Corp.
6.100% due 02/25/2032	32	32
6.150% due 07/25/2032	72	73

Thornburg Mortgage Securities Trust
5.430% due 12/25/2036	6,743	6,740

Wachovia Bank Commercial Mortgage Trust
5.440% due 09/15/2021	24,404	24,420

Washington Mutual, Inc.
5.114% due 10/25/2032	371	369
5.640% due 10/25/2045	2,242	2,246
6.027% due 11/25/2042	1,997	2,005
6.227% due 08/25/2042	4,589	4,598

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	8,832	8,733

Total Mortgage-Backed Securities (Cost $226,249)		225,565

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES 8.6%
ACE Securities Corp.
5.370% due 12/25/2036	$3,062	$3,064

Amortizing Residential Collateral Trust
5.620% due 06/25/2032	445	446

Argent Securities, Inc.
5.370% due 09/25/2036	3,542	3,545

Asset-Backed Funding Certificates
5.380% due 11/25/2036	7,233	7,238
5.380% due 01/25/2037	6,485	6,489

Bear Stearns Asset-Backed Securities, Inc.
5.400% due 10/25/2036	3,407	3,407

Capital One Auto Finance Trust
5.340% due 12/14/2007	5,400	5,405

Carrington Mortgage Loan Trust
5.500% due 09/25/2035	2,904	2,906

Chase Credit Card Master Trust
5.450% due 06/15/2009	23,700	23,719
5.460% due 02/15/2011	9,900	9,929

CitiFinancial Mortgage Securities, Inc.
3.221% due 10/25/2033	3	3

Countrywide Asset-Backed Certificates
5.370% due 05/25/2037	4,878	4,881
5.370% due 12/25/2046	3,753	3,755
5.400% due 01/25/2037	12,440	12,455
5.400% due 05/25/2037	5,441	5,439

Credit-Based Asset Servicing & Securitization LLC
5.410% due 11/25/2036	5,664	5,667

DaimlerChrysler Auto Trust
5.250% due 05/08/2009	9,090	9,094
5.329% due 12/08/2007	4,700	4,704

EMC Mortgage Loan Trust
5.720% due 05/25/2040	773	775

First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/2036	10,201	10,207

Fremont Home Loan Trust
5.390% due 02/25/2037	6,080	6,083
5.410% due 01/25/2037	5,600	5,597

HSI Asset Securitization Corp. Trust
5.400% due 12/25/2036	4,043	4,035

Indymac Residential Asset-Backed Trust
5.410% due 04/25/2037	5,400	5,390

JPMorgan Mortgage Acquisition Corp.
5.370% due 08/25/2036	3,919	3,921

Lehman XS Trust
5.420% due 05/25/2046	3,723	3,725

Long Beach Mortgage Loan Trust
5.630% due 10/25/2034	1,580	1,582

MASTR Asset-Backed Securities Trust
5.410% due 11/25/2036	7,700	7,710

Merrill Lynch Mortgage Investors, Inc.
5.420% due 08/25/2036	14,200	14,213

Morgan Stanley ABS Capital I
5.360% due 10/25/2036	3,836	3,835
5.370% due 10/25/2036	3,474	3,474

Nelnet Student Loan Trust
5.338% due 09/25/2012	5,300	5,300
5.425% due 12/22/2016	8,200	8,206

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Newcastle Mortgage Securities Trust
5.420% due 03/25/2036		$8,254	$8,261

Nissan Auto Lease Trust
5.347% due 12/14/2007		3,094	3,097

Park Place Securities, Inc.
5.662% due 10/25/2034		9,866	9,878

Residential Asset Mortgage Products, Inc.
4.003% due 01/25/2030		47	47
4.230% due 05/25/2029		72	71
4.450% due 07/25/2028		785	780

Residential Asset Securities Corp.
5.360% due 08/25/2036		4,568	4,571
5.420% due 11/25/2036		8,439	8,445

Saxon Asset Securities Trust
5.380% due 11/25/2036		4,457	4,460

SBI HELOC Trust
5.490% due 08/25/2036		5,350	5,350

Soundview Home Equity Loan Trust
5.420% due 10/25/2036		14,593	14,603

Structured Asset Securities Corp.
4.370% due 10/25/2034		479	474
5.370% due 10/25/2036		9,278	9,284
5.450% due 07/25/2035		2,543	2,545
5.610% due 01/25/2033		73	73

Wells Fargo Home Equity Trust
5.400% due 01/25/2037		5,400	5,408
5.470% due 12/25/2035		8,833	8,840

Total Asset-Backed Securities (Cost $282,284)			282,386

SOVEREIGN ISSUES 0.3%
Brazilian Government International Bond
8.875% due 04/15/2024		90	112

China Development Bank
5.000% due 10/15/2015		900	878

Panama Government International Bond
6.700% due 01/26/2036		431	450
8.875% due 09/30/2027		5,200	6,630
9.625% due 02/08/2011		480	550

South Africa Government International Bond
9.125% due 05/19/2009		500	540

Total Sovereign Issues (Cost $7,593)			9,160

FOREIGN CURRENCY-DENOMINATED ISSUES 0.4%
Province of Quebec Canada
5.000% due 12/01/2038	CAD	6,600	5,943

United Kingdom Gilt
4.750% due 06/07/2010	GBP	2,700	5,228
4.750% due 09/07/2015		1,000	1,953

Total Foreign Currency-Denominated Issues (Cost $12,976)			13,124

		SHARES
PREFERRED STOCKS 0.4%
DG Funding Trust
7.614% due 12/31/2049		1,239	$13,056

Total Preferred Stocks (Cost $13,056)			13,056

See Accompanying Notes	Annual Report	December 31, 2006	11

Schedule of Investments Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 26.6%

CERTIFICATES OF DEPOSIT 2.7%
Barclays Bank PLC
5.295% due 01/29/2007	$7,460	$7,466

Societe Generale NY
5.258% due 06/20/2007	22,900	22,900

Unicredito Italiano SpA
5.325% due 02/16/2007	30,000	30,000
5.385% due 02/15/2007	30,000	30,000

		90,366

COMMERCIAL PAPER 19.7%
Bank of America Corp.
5.225% due 03/01/2007	12,800	12,694
5.235% due 03/09/2007	60,000	59,388
5.245% due 01/17/2007	700	699
5.250% due 01/12/2007	1,000	999

Barclays U.S. Funding Corp.
5.250% due 01/17/2007	18,300	18,263
5.250% due 02/20/2007	76,200	75,667

Cox Communications, Inc.
5.619% due 01/16/2007	3,500	3,500

DaimlerChrysler N.A. Holding Corp.
5.345% due 06/22/2007	23,500	22,909

Danske Corp.
5.225% due 03/12/2007	2,300	2,276
5.255% due 01/18/2007	10,800	10,776
5.260% due 01/04/2007	65,100	65,090

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Dexia Delaware LLC
5.240% due 02/20/2007	$77,600	$77,058

IXIS Commercial Paper Corp.
5.250% due 02/05/2007	23,800	23,685

Rabobank USA Financial Corp.
5.280% due 01/02/2007	74,000	74,000

Societe Generale NY
5.245% due 01/08/2007	600	600

Stadshypoket Delaware, Inc.
5.245% due 02/21/2007	500	496

UBS Finance Delaware LLC
5.185% due 04/02/2007	94,100	92,814
5.230% due 03/07/2007	2,900	2,871
5.245% due 01/08/2007	1,200	1,199
5.250% due 01/11/2007	500	499

Viacom, Inc.
5.594% due 05/29/2007	4,500	4,500
5.600% due 03/22/2007	2,600	2,600

Westpac Trust Securities NZ Ltd.
5.250% due 02/06/2007	34,000	33,831
5.255% due 02/12/2007	63,200	62,831

		649,245

REPURCHASE AGREEMENTS 3.2%
Lehman Brothers, Inc.
4.850% due 01/02/2007	106,000	106,000

(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 04/15/2011 valued at $108,338. Repurchase proceeds are $106,057.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
TRI-PARTY REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
4.900% due 01/02/2007	$5,848	$5,848

(Dated 12/29/2006. Collateralized by Freddie Mac 5.500% due 01/18/2008 valued at $5,967. Repurchase proceeds are $5,851.)

U.S. TREASURY BILLS 0.8%
4.804% due 03/01/2007 - 03/15/2007 (c)(e)(h)	25,105	24,829

Total Short-Term Instruments (Cost $876,450)		876,288

Purchased Options (j) 0.3% (Cost $11,093)		11,255

Total Investments (f) 122.6% (Cost $4,047,373)		$4,035,192

Written Options (k) (0.5%) (Premiums $11,691)		(14,753)

Other Assets and Liabilities (Net) (22.1%)		(728,183)

Net Assets 100.0%		$3,292,256

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Security is in default.

(b) When-issued security.

(c) Coupon represents a weighted average rate.

(d) Principal amount of security is adjusted for inflation.

(e) Securities with an aggregate market value of $3,956 have been pledged as collateral for swap and swaption contracts on December 31, 2006.

(f) As of December 31, 2006, portfolio securities with an aggregate value of $278,644 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(g) Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (l) to Financial Statements for details of Residual Interest Bonds Held in Trust.

(h) Securities with an aggregate market value of $20,393 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2007	177	$(164)
90-Day Euribor June Futures	Long	06/2007	473	(351)
90-Day Euribor June Futures	Long	06/2008	69	(49)
90-Day Euribor March Futures	Long	03/2008	138	(100)
90-Day Euribor September Futures	Long	09/2007	262	(235)
90-Day Eurodollar December Futures	Long	12/2007	8,005	(1,247)
90-Day Eurodollar June Futures	Long	06/2007	3,676	(2,249)
90-Day Eurodollar March Futures	Long	03/2007	1,173	(1,523)
90-Day Eurodollar March Futures	Long	03/2008	950	(563)
90-Day Eurodollar September Futures	Long	09/2007	8,235	(3,184)
90-Day Euroyen December Futures	Long	12/2007	85	(2)
90-Day Euroyen September Futures	Long	09/2007	107	(5)
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 119.000	Short	03/2007	115	11
Euro-Bund 10-Year Note March Futures Call Options Strike @ EUR 120.000	Short	03/2007	322	44
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 114.500	Short	03/2007	45	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 115.000	Short	03/2007	45	0
Euro-Bund 10-Year Note March Futures Put Options Strike @ EUR 116.000	Short	03/2007	437	(251)

12	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2007	366	$(188)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2007	116	(69)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2008	63	(46)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2008	82	(56)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2007	243	(118)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2008	89	(68)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	2,021	(2,081)
U.S. Treasury 20-Year Bond March Futures	Short	03/2007	356	770

				$(11,724)

(i) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	$200	$4
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.320%	09/20/2007	2,100	29
Credit Suisse First Boston	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007	2,300	8
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.400%	09/20/2007	4,200	60
Goldman Sachs & Co.	Anadarko Petroleum Corp. 6.125% due 03/15/2012	Sell	0.150%	03/20/2008	2,500	1
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.000%	03/20/2007	100	0
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007	1,800	40
JPMorgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	400	9
JPMorgan Chase & Co.	American International Group, Inc. 0.000% convertible until 11/09/2031	Sell	0.050%	12/20/2007	17,200	6
JPMorgan Chase & Co.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	1,200	27
Lehman Brothers, Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	0.950%	12/20/2007	4,200	16
Lehman Brothers, Inc.	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	2,200	0
Lehman Brothers, Inc.	Ukraine Government International Bond 7.650% due 06/11/2013	Sell	0.700%	12/20/2008	5,000	(6)
Lehman Brothers, Inc.	Multiple Reference Entities of Gazprom	Sell	1.430%	07/20/2011	600	22
Lehman Brothers, Inc.	Mexico Government International Bond 7.500% due 04/08/2033	Sell	0.920%	03/20/2016	3,100	70
Morgan Stanley	Russia Government International Bond 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.460%	06/20/2007	1,300	2
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.390%	12/20/2008	3,000	0
Royal Bank of Scotland Group PLC	Indonesia Government International Bond 6.750% due 03/10/2014	Sell	0.400%	12/20/2008	11,000	1
UBS AG	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2007	1,500	23

						$312

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month Australian Bank Bill	Pay	6.000%	06/20/2009	AUD	9,300	$(25)
Merrill Lynch & Co., Inc.	BRL-CDI-Compounded	Pay	12.948%	01/04/2010	BRL	5,900	26
Morgan Stanley	BRL-CDI-Compounded	Pay	12.780%	01/04/2010		14,200	38
Merrill Lynch & Co., Inc.	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027	CAD	2,100	(35)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/2027		3,700	(43)
Barclays Bank PLC	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EUR	1,400	23
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	169
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/2034		15,000	742
UBS AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	37
Barclays Bank PLC	6-Month GBP-LIBOR	Pay	5.000%	06/15/2007	GBP	32,400	(446)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,900	(10)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,200	128
HSBC Bank USA	6-Month GBP-LIBOR	Pay	4.500%	12/20/2007		53,900	(706)
HSBC Bank USA	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		3,700	150
Lehman Brothers, Inc.	6-Month GBP-LIBOR	Pay	4.500%	09/20/2009		17,500	(594)
Merrill Lynch & Co., Inc.	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035		2,200	(3)
Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.000%	12/15/2036		7,400	324

See Accompanying Notes	Annual Report	December 31, 2006	13

Schedule of Investments  Total Return Portfolio (Cont.)

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016	JPY	3,711,000	$(27)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.500%	12/20/2026		1,170,000	(42)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		1,726,000	91
Morgan Stanley	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		300,000	(1)
Royal Bank of Scotland Group PLC	6-Month JPY-LIBOR	Pay	2.000%	12/20/2016		1,200,000	62
UBS AG	6-Month JPY-LIBOR	Pay	1.000%	03/19/2008		22,300,000	1
Citibank N.A.	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/2016	MXN	12,100	24
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		$64,200	(214)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		4,100	(101)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		200	(2)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037		60,000	(1,483)
UBS AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2009		73,800	(244)

							$(2,161)

(j) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CME 90-Day Eurodollar June Futures	$91.000	06/18/2007	1,328	$13	$0
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	1,855	18	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	987	9	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	585	5	0
Put - CME 90-Day Eurodollar September Futures	90.750	09/17/2007	400	4	0
Put - CME 90-Day Eurodollar September Futures	91.000	09/17/2007	1,774	17	0

				$66	$0

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Value
Call - OTC 2-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007	EUR	26,000	$120	$42
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007		84,000	480	136
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	4.100%	07/02/2007		58,000	323	168
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month EUR-LIBOR	Pay	3.960%	07/02/2007		56,000	271	91
Call - OTC 2-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007	GBP	12,700	59	11
Call - OTC 2-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Pay	5.080%	06/15/2007		8,400	48	7
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Pay	5.058%	06/15/2007		19,000	86	14
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007		$192,000	710	573
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.800%	08/08/2007		76,000	309	215
Call - OTC 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		86,000	344	121
Call - OTC 1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	4.700%	08/08/2007		89,000	199	79
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	03/08/2007		44,000	206	62
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007		98,900	333	296
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/09/2007		163,400	712	761
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/23/2007		138,000	604	684
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		143,000	629	839
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.500%	06/30/2007		138,000	662	1,331
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		160,000	390	119
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.750%	07/02/2007		66,000	273	134
Call - OTC 1-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.850%	07/02/2007		150,000	390	148
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007		383,000	2,014	2,431
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007		296,000	1,141	2,329
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	4.900%	10/25/2007		109,000	439	499
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.170%	02/01/2007		73,500	189	135
Call - OTC 2-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Pay	5.250%	06/07/2007		26,000	96	153

								$11,027	$11,378

Straddle Options

Description	Counterparty	Exercise Price(2)	Expiration Date	Notional Amount	Cost(2)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Bank of America	$0.000	01/17/2007	$9,000	$0	$(123)

(2) Exercise price and final cost determined on a future date, based upon implied volatility parameters.

14	PIMCO Variable Insurance Trust	See Accompanying Notes

December 31, 2006

(k) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	960	$401	$75
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	960	204	495
Put - CME 90-Day Eurodollar March Futures	95.250	03/19/2007	116	108	165

				$713	$735

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007	EUR	10,000	$120	$78
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007		36,000	493	279
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Receive	4.230%	07/02/2007		25,000	322	293
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month EUR-LIBOR	Receive	4.100%	07/02/2007		24,000	271	186
Call - OTC 8-Year Interest Rate Swap	Credit Suisse First Boston	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007	GBP	3,600	58	17
Call - OTC 8-Year Interest Rate Swap	JPMorgan Chase & Co.	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		2,400	48	12
Call - OTC 8-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	6-Month GBP-LIBOR	Receive	4.850%	06/15/2007		5,000	79	24
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		$83,000	681	675
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	4.900%	08/08/2007		33,000	290	239
Call - OTC 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		37,000	357	170
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	4.850%	08/08/2007		15,000	204	108
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.040%	03/08/2007		19,000	211	88
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007		43,000	340	465
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.315%	05/09/2007		71,500	738	1,022
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.300%	05/23/2007		59,000	590	843
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007		62,000	631	991
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.600%	06/29/2007		60,000	663	1,518
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.750%	07/02/2007		35,000	359	146
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	4.950%	07/02/2007		34,000	367	244
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.000%	07/02/2007		28,400	297	231
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.370%	07/02/2007		167,000	2,018	2,938
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007		97,100	1,119	2,593
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.010%	10/25/2007		47,000	433	523
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.240%	02/01/2007		31,800	196	263
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	3-Month USD-LIBOR	Receive	5.325%	06/07/2007		11,000	93	171

								$10,978	$14,117

Straddle Options

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount	Premium(3)	Value
Call & Put - OTC U.S. dollar versus Japanese yen Forward Delta Neutral Straddle	Goldman Sachs & Co.	$0.000	01/17/2007	$9,000	$0	$(99)

(3) Exercise price and final premium determined on a future date, based upon implied volatility parameters.

(l) Forward foreign currency contracts outstanding on December 31, 2006:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	5,394	01/2007	$25	$0	$25
Sell		3,785	01/2007	0	(16)	(16)
Buy		14,815	05/2007	58	0	58
Buy		12,063	06/2007	94	0	94
Buy	CAD	10,212	01/2007	0	(277)	(277)
Sell		16,598	01/2007	278	0	278
Buy	CLP	615,000	05/2007	0	(14)	(14)
Buy		94,183	06/2007	0	(2)	(2)
Buy	CNY	23,778	03/2007	6	0	6
Buy		3,842	09/2007	12	0	12
Buy		32,750	11/2007	53	0	53
Buy	EUR	16,800	01/2007	229	0	229
Sell		16,533	01/2007	203	(27)	176
Sell	GBP	6,264	01/2007	10	(65)	(55)
Buy	INR	1,010	02/2007	1	0	1
Buy		34,136	03/2007	28	0	28
Sell	JPY	6,833,867	01/2007	493	(16)	477
Buy		7,470,752	02/2007	0	(842)	(842)
Sell		578,577	02/2007	58	0	58

See Accompanying Notes	Annual Report	December 31, 2006	15

Schedule of Investments  Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,749,759	02/2007	$54	$0	$54
Buy		914,700	03/2007	0	(2)	(2)
Buy		4,130,499	05/2007	43	0	43
Buy	MXN	5,620	01/2007	13	0	13
Buy		28,609	04/2007	16	(1)	15
Buy	PHP	162,761	03/2007	0	(18)	(18)
Buy	PLN	2,914	04/2007	33	0	33
Buy	RUB	14,718	01/2007	7	0	7
Buy		98,961	03/2007	41	0	41
Buy		4,911	09/2007	0	(1)	(1)
Buy		75,696	11/2007	0	(1)	(1)
Buy		126,307	12/2007	0	(12)	(12)
Buy	SGD	2,733	01/2007	23	0	23
Buy		860	03/2007	16	0	16
Buy		10,019	07/2007	8	0	8
Buy	TWD	50,132	02/2007	7	(12)	(5)
Buy	ZAR	148	05/2007	1	0	1
Buy		964	06/2007	1	0	1

				$1,811	$(1,306)	$505

16	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investments.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Annual Report	December 31, 2006	17

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(f) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout the report are defined as follows:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	PHP	Philippines Peso
CLP	Chilean Peso	PLN	Polish Zloty
CNY	Chinese Yuan Renminbi	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	Great British Pound	TWD	Taiwan Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

(g) Forward Currency Transactions  The Portfolio may enter into forward currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the
Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(j) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

18	PIMCO Variable Insurance Trust

December 31, 2006

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Residual Interest Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(m) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owned by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive

Annual Report	December 31, 2006	19

Notes to Financial Statements (Cont.)

payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

(o) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan, for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

20	PIMCO Variable Insurance Trust

December 31, 2006

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,845,502	$6,859,814	$1,264,447	$316,769

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in EUR
Balance at 12/31/2005	6,803	$ 359,600	EUR	0
Sales	10,798	1,107,200		95,000
Closing Buys	(3,222)	(236,300)		0
Expirations	(10,100)	(287,700)		0
Exercised	(2,243)	0		0
Balance at 12/31/2006	2,036	$ 942,800	EUR	95,000

	Notional Amount in GBP		Premium
Balance at 12/31/2005		GBP 57,200	$ 7,607
Sales		11,000	14,669
Closing Buys		0	(4,517)
Expirations		(57,200)	(4,529)
Exercised		0	(1,539)
Balance at 12/31/2006	GBP	11,000	$11,691

8.  REORGANIZATION

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total Net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	TimesSquare VP Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

9.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)
$ 4,635	$ 0	$ (18,763)
Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post- October Deferral(4)
$ (2,254)	$ (20,886)	$ (5,696)

(1) Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands).

The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$ 0	$ 438	$ 7,847	$ 12,601

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 4,047,630	$ 10,649	$ (23,087)	$ (12,438)

(5) Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

Annual Report	December 31, 2006	21

Notes to Financial Statements (Cont.)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 152,107	$ 0	$ 0
12/31/2005	115,689	20,872	0

(6) Includes short-term capital gains, if any, distributed.

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,090	$81,954	4,171	$43,745
Administrative Class	83,252	843,490	60,180	630,483
Advisor Class	1,856	18,782	0	0
Issued in reorganization
Institutional Class	0		8,435	88,822
Administrative Class	0	0	0	0
Advisor Class	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	790	8,017	683	7,097
Administrative Class	12,178	123,518	10,667	110,757
Advisor Class	35	362	0	0
Cost of shares redeemed
Institutional Class	(7,223)	(73,276)	(5,309)	(55,888)
Administrative Class	(51,636)	(522,647)	(30,537)	(319,629)
Advisor Class	(32)	(329)	0	0
Net increase resulting from Portfolio share transactions	47,310	$479,871	48,290	$505,387

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	3	96
Administrative Class	5	58
Advisor Class	2	98

11.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of

22	PIMCO Variable Insurance Trust

December 31, 2006

the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

Annual Report	December 31, 2006	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Advisor Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Advisor Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

24	PIMCO Variable Insurance Trust

Federal Income Tax Information (Unaudited)	December 31, 2006

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Total Return Portfolio	0.76%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

Annual Report	December 31, 2006	25

Management of the Trust   (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

26	PIMCO Variable Insurance Trust

December 31, 2006

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

Annual Report	December 31, 2006	27

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

28	PIMCO Variable Insurance Trust

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

Annual Report	December 31, 2006	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Administrative

Annual Report December 31, 2006

PIMCO

PIMCO Variable Insurance Trust

Total Return Portfolio II

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio II (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Total Return Portfolio II

Cumulative Returns Through December 31, 2006

                            PIMCO
                  Total Return Portfolio II        Lehman Brothers
                     Administrative Class        Aggregate Bond Index
                  -------------------------      --------------------
05/31/1999              $10,000                        $10,000
06/30/1999               10,071                          9,968
07/31/1999               10,025                          9,926
08/31/1999               10,001                          9,921
09/30/1999               10,127                         10,036
10/31/1999               10,134                         10,073
11/30/1999               10,180                         10,072
12/31/1999               10,141                         10,024
01/31/2000               10,115                          9,991
02/29/2000               10,224                         10,112
03/31/2000               10,435                         10,245
04/30/2000               10,452                         10,215
05/31/2000               10,436                         10,211
06/30/2000               10,627                         10,423
07/31/2000               10,697                         10,518
08/31/2000               10,869                         10,670
09/30/2000               10,883                         10,737
10/31/2000               10,961                         10,808
11/30/2000               11,193                         10,985
12/31/2000               11,287                         11,189
01/31/2001               11,448                         11,372
02/28/2001               11,583                         11,471
03/31/2001               11,651                         11,529
04/30/2001               11,543                         11,481
05/31/2001               11,625                         11,550
06/30/2001               11,644                         11,594
07/31/2001               12,035                         11,853
08/31/2001               12,159                         11,989
09/30/2001               12,444                         12,128
10/31/2001               12,698                         12,382
11/30/2001               12,465                         12,211
12/31/2001               12,384                         12,134
01/31/2002               12,553                         12,232
02/28/2002               12,677                         12,350
03/31/2002               12,491                         12,145
04/30/2002               12,690                         12,381
05/31/2002               12,693                         12,486
06/30/2002               12,689                         12,594
07/31/2002               12,668                         12,746
08/31/2002               12,951                         12,961
09/30/2002               13,068                         13,171
10/31/2002               13,068                         13,111
11/30/2002               13,148                         13,107
12/31/2002               13,371                         13,378
01/31/2003               13,322                         13,389
02/28/2003               13,566                         13,575
03/31/2003               13,574                         13,564
04/30/2003               13,657                         13,676
05/31/2003               14,046                         13,931
06/30/2003               14,009                         13,903
07/31/2003               13,476                         13,436
08/31/2003               13,633                         13,525
09/30/2003               14,002                         13,883
10/31/2003               13,897                         13,754
11/30/2003               13,916                         13,787
12/31/2003               14,042                         13,927
01/31/2004               14,138                         14,039
02/29/2004               14,301                         14,191
03/31/2004               14,417                         14,297
04/30/2004               14,058                         13,925
05/31/2004               14,025                         13,870
06/30/2004               14,093                         13,948
07/31/2004               14,241                         14,086
08/31/2004               14,502                         14,355
09/30/2004               14,548                         14,394
10/31/2004               14,610                         14,515
11/30/2004               14,467                         14,399
12/31/2004               14,605                         14,531
01/31/2005               14,642                         14,622
02/28/2005               14,519                         14,536
03/31/2005               14,493                         14,461
04/30/2005               14,686                         14,657
05/31/2005               14,857                         14,816
06/30/2005               14,931                         14,897
07/31/2005               14,790                         14,761
08/31/2005               14,983                         14,950
09/30/2005               14,816                         14,796
10/31/2005               14,662                         14,679
11/30/2005               14,702                         14,744
12/31/2005               14,835                         14,884
01/31/2006               14,871                         14,885
02/28/2006               14,908                         14,934
03/31/2006               14,759                         14,788
04/30/2006               14,766                         14,761
05/31/2006               14,719                         14,745
06/30/2006               14,705                         14,777
07/31/2006               14,926                         14,976
08/31/2006               15,154                         15,206
09/30/2006               15,262                         15,339
10/31/2006               15,366                         15,441
11/30/2006               15,516                         15,620
12/31/2006               15,261                         15,529

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

Allocation Breakdown‡

Short-Term Instruments	27.8%
U.S. Government Agencies	27.4%
U.S. Treasury Obligations	20.7%
Mortgage-Backed Securities	12.2%
Preferred Stocks	5.3%
Other	6.6%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
	1 Year	5 Years	Portfolio Inception (05/28/99)*
PIMCO Total Return Portfolio II Administrative Class	2.87%	4.26%	5.72%
Lehman Brothers Aggregate Bond Index±	4.33%	5.06%	5.97%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 05/28/99. Index comparisons began on 05/31/99.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,037.77	$1,021.93
Expenses Paid During Period†	$3.34	$3.31

† Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

»	The Portfolio’s tactical above-benchmark duration benefited returns as yields fell in the second half of the twelve-month period.

»

An overweight to short maturity securities detracted from returns, as the yield curve flattened due to the Federal Reserve’s tightening campaign during the first half of the twelve-month period. The yield curve continued to flatten during the latter part of the year as expectations of a Federal Reserve easing diminished late in the fourth quarter of 2006.

»	An overweight to mortgage-backed securities benefited returns as this sector significantly outperformed like-duration Treasuries.

»	An underweight to corporate securities detracted from returns as this sector outperformed like-duration Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights  Total Return Portfolio II

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Administrative Class
Net asset value beginning of year	$10.04	$10.31	$10.31	$10.09	$10.12
Net investment income (a)	0.44	0.34	0.17	0.17	0.38
Net realized/unrealized gain (loss) on investments (a)	(0.16)	(0.18)	0.24	0.33	0.41
Total income from investment operations	0.28	0.16	0.41	0.50	0.79
Dividends from net investment income	(0.47)	(0.35)	(0.17)	(0.19)	(0.40)
Distributions from net realized capital gains	0.00	(0.08)	(0.24)	(0.09)	(0.42)
Total distributions	(0.47)	(0.43)	(0.41)	(0.28)	(0.82)
Net asset value end of year	$9.85	$10.04	$10.31	$10.31	$10.09
Total return	2.87%	1.58%	4.01%	5.01%	7.97%
Net assets end of year (000s)	$3,797	$24,922	$24,843	$17,474	$16,882
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.65%	0.66%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.49%	3.31%	1.58%	1.62%	3.71%
Portfolio turnover rate	321%	508%	305%	863%	418%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Total Return Portfolio II

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$3,919
Repurchase agreement, at value	1,047
Cash	1
Receivable for investments sold	593
Interest and dividends receivable	23
Swap premiums paid	2
Unrealized appreciation on swap agreements	4
5,589

Liabilities:
Payable for investments purchased	$899
Payable for short sales	590
Payable for floating rate notes issued	8
Written options outstanding	74
Accrued investment advisory fee	2
Accrued administration fee	2
Accrued servicing fee	1
Variation margin payable	3
Swap premiums received	4
Unrealized depreciation on swap agreements	8
1,591

Net Assets	$3,998

Net Assets Consist of:
Paid in capital	$4,266
Undistributed net investment income	153
Accumulated undistributed net realized (loss)	(339)
Net unrealized (depreciation)	(82)
$3,998

Net Assets:
Institutional Class	$201
Administrative Class	3,797

Shares Issued and Outstanding:
Institutional Class	20
Administrative Class	386

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.85
Administrative Class	9.85

Cost of Investments Owned	$3,939
Cost of Repurchase Agreements Owned	$1,047
Proceeds Received on Short Sales	$592
Premiums Received on Written Options	$48

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio II

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$1,271
Dividends	13
Total Income	1,284

Expenses:
Investment advisory fees	62
Administration fees	62
Servicing fees – Administrative Class	37
Trustees’ fees	1
Interest Expense	2
Total Expenses	164

Net Investment Income	1,120

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(87)
Net realized gain on futures contracts, options and swaps	66
Net change in unrealized appreciation on investments	205
Net change in unrealized (depreciation) on futures contracts, options and swaps	(71)
Net Gain	113

Net Increase in Net Assets Resulting from Operations	$1,233

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Total Return Portfolio II

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,120	$824
Net realized (loss)	(21)	(110)
Net change in unrealized appreciation (depreciation)	134	(306)
Net increase resulting from operations	1,233	408

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(1)
Administrative Class	(1,139)	(850)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(200)

Total Distributions	(1,151)	(1,051)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,025	0
Administrative Class	2,262	0
Issued as reinvestment of distributions
Institutional Class	12	1
Administrative Class	1,236	1,050
Cost of shares redeemed
Institutional Class	(2,857)	0
Administrative Class	(24,701)	(329)
Net increase (decrease) resulting from Portfolio share transactions	(21,023)	722

Total Increase (Decrease) in Net Assets	(20,941)	79

Net Assets:
Beginning of period	24,939	24,860
End of period*	$3,998	$24,939

*Including undistributed net investment income of:	$153	$151

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio II	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 1.0%
Morgan Stanley
5.499% due 02/15/2007	$40	$40

Total Corporate Bonds & Notes (Cost $40)		40

MUNICIPAL BONDS & NOTES 0.9%
New York State Environmental Facilities
Corporations Revenue Bonds, Series 2002
5.100% due 06/22/2022 (d)	15	16
6.040% due 06/15/2023	17	19

Total Municipal Bonds & Notes (Cost $33)		35

U.S. GOVERNMENT AGENCIES 34.0%
Fannie Mae
5.000% due 06/01/2018 - 04/25/2033	740	728
6.000% due 07/01/2016 - 03/01/2017	74	75
6.187% due 09/01/2034	29	30
6.339% due 12/01/2036	31	31

Freddie Mac
4.500% due 10/15/2022	200	199
5.500% due 08/15/2030	1	1
6.000% due 09/01/2016	9	9
7.036% due 01/01/2028	3	3
7.078% due 07/01/2027	2	3

Government National Mortgage Association
5.850% due 09/20/2030	3	3

Small Business Administration
4.750% due 07/01/2025	285	277

Total U.S. Government Agencies (Cost $1,390)		1,359

U.S. TREASURY OBLIGATIONS 25.7%
Treasury Inflation Protected Securities (b)(e)
3.375% due 01/15/2007	127	127

U.S. Treasury Notes
4.625% due 12/31/2011	200	199
4.750% due 12/31/2008	700	700

Total U.S. Treasury Obligations (Cost $1,026)		1,026

MORTGAGE-BACKED SECURITIES 15.1%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	55	54

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Banc of America Funding Corp.
4.114% due 05/25/2035	$79	$78

Banc of America Mortgage Securities
6.500% due 10/25/2031	22	22
6.500% due 09/25/2033	5	5

Bear Stearns Adjustable Rate Mortgage Trust
4.636% due 01/25/2034	31	31
5.056% due 04/25/2033	16	16

Bear Stearns Alt-A Trust
5.390% due 05/25/2035	61	61

Countrywide Home Loan Mortgage Pass-Through Trust
5.640% due 04/25/2035	48	48

CS First Boston Mortgage Securities Corp.
5.900% due 08/25/2033	3	3
6.067% due 06/25/2032	1	1
7.031% due 06/25/2032	3	3

GSR Mortgage Loan Trust
6.000% due 03/25/2032	2	2

Impac CMB Trust
5.750% due 07/25/2033	32	32

Indymac Index Mortgage Loan Trust
5.450% due 01/25/2037	98	98

MLCC Mortgage Investors, Inc.
6.994% due 01/25/2029	21	21

Prime Mortgage Trust
5.750% due 02/25/2034	25	25

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	2	2

Structured Asset Securities Corp.
6.150% due 07/25/2032	1	1

Washington Mutual, Inc.
5.596% due 02/27/2034	20	20
5.827% due 02/25/2046	35	35
6.227% due 08/25/2042	47	47

Total Mortgage-Backed Securities (Cost $607)		605

ASSET-BACKED SECURITIES 5.0%
DaimlerChrysler Auto Trust
5.329% due 12/08/2007	200	200

Total Asset-Backed Securities (Cost $200)		200

	SHARES	VALUE (000S)
PREFERRED STOCKS 6.6%
DG Funding Trust
7.614% due 12/31/2049	25	$263

Total Preferred Stocks (Cost $265)		263

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.5%

COMMERCIAL PAPER 5.0%
Bank of America Corp.
5.250% due 03/15/2007	$100	99

Federal Home Loan Bank
4.800% due 01/02/2007	100	100

		199

REPURCHASE AGREEMENTS 26.2%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	600	600
(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $617. Repurchase proceeds are $600.)

Lehman Brothers, Inc.
4.850% due 01/02/2007	300	300
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $312. Repurchase proceeds are $300.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	147	147
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.875% due 05/15/2007 valued at $151. Repurchase proceeds are $147.)

		1,047

U.S. TREASURY BILLS 3.3%
4.800% due 03/15/2007 (a)(e)	135	134

Total Short-Term Instruments (Cost $1,380)		1,380

Purchased Options (g) 1.4% (Cost $45)		58

Total Investments (c) 124.2% (Cost $4,986)		$4,966

Written Options (h) (1.8%) (Premiums $48)		(74)

Other Assets and Liabilities (Net) (22.4%)		(894)

Net Assets 100.0%		$3,998

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $237 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Residual Interest Bonds Held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (i) to Financial Statements for details of Residual Interest Bonds Held in Trust.

(e) Securities with an aggregate market value of $261 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	23	$(34)

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments  Total Return Portfolio II (Cont.)

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bank of America	Ford Motor Corp. 7.450% due 07/16/2031	Sell	4.150%	06/20/2007	$200	$4

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009	$800	$(3)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2037	100	(2)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2014	100	(1)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037	100	(2)

						$(8)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$104.000	02/23/2007	20	$0	$1
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	90	1	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	19	0	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	1	0	0

				$1	$1

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007	$2,000	$7	$6
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007	2,300	8	7
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/23/2007	1,000	4	5
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	2,000	9	12
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007	1,000	5	6
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007	2,700	11	21

							$44	$57

(h) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	2	$1	$0
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	2	0	1

				$1	$1

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007	$1,000	$8	$8
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007	1,000	8	11
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.300%	05/23/2007	1,000	10	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	1,000	10	16
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007	900	11	24

							$47	$73

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2037	$600	$592	$590

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investment.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(f) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(g) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(h) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(i) Residual Interest Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(j) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate,

12	PIMCO Variable Insurance Trust

December 31, 2006

total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$60,977	$79,634	$ 7,475	$7,073

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	38	$5,100	$64
Sales	91	5,900	77
Closing Buys	(52)	(2,000)	(52)
Expirations	(73)	(4,000)	(41)
Exercised	0	0	0
Balance at 12/31/2006	4	$4,900	$48

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 153	$ 0	$ (47)
Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ (1)	$ (318)	$ (55)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

14	PIMCO Variable Insurance Trust

December 31, 2006

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$0	$0	$243	$75

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 4,986	$ 17	$ (37)	$ (20)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 1,151	$ 0	$ 0
12/31/2005	851	200	0

(5) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	302	$3,025	0	$0
Administrative Class	225	2,262	0	0
Issued as reinvestment of
Institutional Class	1	12	0	1
Administrative Class	125	1,236	103	1,050
Cost of shares redeemed
Institutional Class	(285)	(2,857)	0	0
Administrative Class	(2,446)	(24,701)	(32)	(329)
Net increases (decrease) resulting From Portfolio share transactions	(2,078)	$(21,023)	71	$722

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	1	99

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Administrative Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio II (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	17

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Total Return Portfolio II	1.40%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	0.68%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	19

Management of the Trust  (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	21

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

22	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Share Class | Institutional

Annual Report December 31, 2006

P I M C O

PIMCO Variable Insurance Trust

Total Return Portfolio II

A company of Allianz Global Investors

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

It is our pleasure to present to you the annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2006.

Highlights of the financial markets during the twelve-month period included:

■

During 2006, most bond markets struggled in the first half of the year as the Federal Reserve raised the Federal Funds Rate four times to an eventual rate of 5.25% and inflation pressures increased due to rising oil prices. However, during the second half of the year, the economic backdrop was more benign and the Federal Reserve decided to keep the Federal Funds Rate steady, citing declines in housing activity and energy prices as the primary reasons for keeping the Federal Funds Rate unchanged. Towards the end of the reporting period, investor confidence in a continued softening of the economy was dampened by strength in retail sales, lower gasoline prices and higher-than expected housing starts. As a result, interest rates trended upward as 2006 came to a close.

■

The Lehman Brothers Aggregate Bond Index, a commonly used benchmark comprised of Treasury, investment-grade corporate and mortgage-backed securities, returned 4.33% for the twelve-month period ended December 31, 2006.

■	The yield on the benchmark ten-year Treasury, increased by 0.31% to end the period at 4.70%.

In these pages please find a more complete Portfolio review as it relates to financial-market activities, as well as details about total return investment performance for the twelve-month reporting period. Thank you for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2007

Annual Report	December 31, 2006	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio II (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, leveraging risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	PIMCO Variable Insurance Trust

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2006 to December 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel, litigation expense and interest expense).

Annual Report	December 31, 2006	3

PIMCO Total Return Portfolio II

Cumulative Returns Through December 31, 2006

                 PIMCO Total Return Portfolio II       Lehman Brothers
                     Institutional Class            Aggregate Bond Index
                     ----------------------         --------------------
  04/30/2000                $10,000                        $10,000
  05/31/2000                  9,986                          9,995
  06/30/2000                 10,167                         10,203
  07/31/2000                 10,235                         10,296
  08/31/2000                 10,401                         10,445
  09/30/2000                 10,416                         10,511
  10/31/2000                 10,492                         10,580
  11/30/2000                 10,715                         10,753
  12/31/2000                 10,807                         10,953
  01/31/2001                 10,963                         11,132
  02/28/2001                 11,093                         11,229
  03/31/2001                 11,159                         11,285
  04/30/2001                 11,057                         11,238
  05/31/2001                 11,137                         11,306
  06/30/2001                 11,156                         11,349
  07/31/2001                 11,533                         11,603
  08/31/2001                 11,654                         11,736
  09/30/2001                 11,927                         11,872
  10/31/2001                 12,173                         12,121
  11/30/2001                 11,951                         11,954
  12/31/2001                 11,875                         11,878
  01/31/2002                 12,038                         11,974
  02/28/2002                 12,158                         12,090
  03/31/2002                 11,981                         11,889
  04/30/2002                 12,174                         12,119
  05/31/2002                 12,178                         12,222
  06/30/2002                 12,176                         12,328
  07/31/2002                 12,158                         12,477
  08/31/2002                 12,430                         12,688
  09/30/2002                 12,544                         12,893
  10/31/2002                 12,546                         12,834
  11/30/2002                 12,624                         12,831
  12/31/2002                 12,840                         13,096
  01/31/2003                 12,795                         13,107
  02/28/2003                 13,039                         13,288
  03/31/2003                 13,048                         13,278
  04/30/2003                 13,130                         13,388
  05/31/2003                 13,505                         13,637
  06/30/2003                 13,471                         13,610
  07/31/2003                 12,960                         13,153
  08/31/2003                 13,112                         13,240
  09/30/2003                 13,469                         13,590
  10/31/2003                 13,370                         13,464
  11/30/2003                 13,390                         13,496
  12/31/2003                 13,513                         13,633
  01/31/2004                 13,607                         13,743
  02/29/2004                 13,765                         13,892
  03/31/2004                 13,878                         13,996
  04/30/2004                 13,535                         13,632
  05/31/2004                 13,505                         13,577
  06/30/2004                 13,571                         13,654
  07/31/2004                 13,716                         13,789
  08/31/2004                 13,969                         14,052
  09/30/2004                 14,015                         14,090
  10/31/2004                 14,077                         14,208
  11/30/2004                 13,941                         14,095
  12/31/2004                 14,075                         14,225
  01/31/2005                 14,112                         14,314
  02/28/2005                 13,995                         14,230
  03/31/2005                 13,972                         14,157
  04/30/2005                 14,159                         14,348
  05/31/2005                 14,327                         14,503
  06/30/2005                 14,400                         14,582
  07/31/2005                 14,265                         14,450
  08/31/2005                 14,453                         14,635
  09/30/2005                 14,294                         14,484
  10/31/2005                 14,147                         14,370
  11/30/2005                 14,187                         14,433
  12/31/2005                 14,318                         14,570
  01/31/2006                 14,354                         14,571
  02/28/2006                 14,391                         14,619
  03/31/2006                 14,249                         14,476
  04/30/2006                 14,258                         14,450
  05/31/2006                 14,214                         14,434
  06/30/2006                 14,203                         14,465
  07/31/2006                 14,418                         14,661
  08/31/2006                 14,640                         14,885
  09/30/2006                 14,746                         15,016
  10/31/2006                 14,848                         15,115
  11/30/2006                 14,995                         15,290
  12/31/2006                 14,751                         15,202

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

Allocation Breakdown‡

Short-Term Instruments	27.8%
U.S. Government Agencies	27.4%
U.S. Treasury Obligations	20.7%
Mortgage-Backed Securities	12.2%
Preferred Stocks	5.3%
Other	6.6%

‡	% of Total Investments as of 12/31/2006

Average Annual Total Return for the period ended December 31, 2006
		1 Year	5 Years	Portfolio Inception (04/10/00)*
	PIMCO Total Return Portfolio II Institutional Class	3.03%	4.43%	5.85%
....	Lehman Brothers Aggregate Bond Index±	4.33%	5.06%	6.35%

All Portfolio returns are net of fees and expenses.

* The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

± Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/06)	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,038.56	$1,022.68
Expenses Paid During Period†	$2.57	$2.55

† Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

Please refer to page 3 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

»	The Portfolio’s tactical above-benchmark duration benefited returns as yields fell in the second half of the twelve-month period.

»

An overweight to short maturity securities detracted from returns, as the yield curve flattened due to the Federal Reserve’s tightening campaign during the first half of the twelve-month period. The yield curve continued to flatten during the latter part of the year as expectations of a Federal Reserve easing diminished late in the fourth quarter of 2006.

»	An overweight to mortgage-backed securities benefited returns as this sector significantly outperformed like-duration Treasuries.

»	An underweight to corporate securities detracted from returns as this sector outperformed like-duration Treasuries.

4	PIMCO Variable Insurance Trust

Financial Highlights Total Return Portfolio II

Selected Per Share Data for the Year Ended:	12/31/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002

Institutional Class
Net asset value beginning of year	$10.04	$10.31	$10.31	$10.09	$10.12
Net investment income (a)	0.59	0.35	0.18	0.16	0.41
Net realized/unrealized gain (loss) on investments (a)	(0.29)	(0.18)	0.25	0.36	0.39
Total income from investment operations	0.30	0.17	0.43	0.52	0.80
Dividends from net investment income	(0.49)	(0.36)	(0.19)	(0.21)	(0.41)
Distributions from net realized capital gains	0.00	(0.08)	(0.24)	(0.09)	(0.42)
Total distributions	(0.49)	(0.44)	(0.43)	(0.30)	(0.83)
Net asset value end of year	$9.85	$10.04	$10.31	$10.31	$10.09
Total return	3.03%	1.72%	4.16%	5.24%	8.13%
Net assets end of year (000s)	$201	$17	$17	$16	$1,217
Ratio of expenses to average net assets	0.51%	0.50%	0.50%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.99%	3.46%	1.70%	1.56%	3.97%
Portfolio turnover rate	321%	508%	305%	863%	418%

(a) Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Annual Report	December 31, 2006	5

Statement of Assets and Liabilities  Total Return Portfolio II

(Amounts in thousands, except per share amounts)	December 31, 2006

Assets:
Investments, at value	$3,919
Repurchase agreement, at value	1,047
Cash	1
Receivable for investments sold	593
Interest and dividends receivable	23
Swap premiums paid	2
Unrealized appreciation on swap agreements	4
5,589

Liabilities:
Payable for investments purchased	$899
Payable for short sales	590
Payable for floating rate notes issued	8
Written options outstanding	74
Accrued investment advisory fee	2
Accrued administration fee	2
Accrued servicing fee	1
Variation margin payable	3
Swap premiums received	4
Unrealized depreciation on swap agreements	8
1,591

Net Assets	$3,998

Net Assets Consist of:
Paid in capital	$4,266
Undistributed net investment income	153
Accumulated undistributed net realized (loss)	(339)
Net unrealized (depreciation)	(82)
$3,998

Net Assets:
Institutional Class	$201
Administrative Class	3,797

Shares Issued and Outstanding:
Institutional Class	20
Administrative Class	386

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.85
Administrative Class	9.85

Cost of Investments Owned	$3,939
Cost of Repurchase Agreements Owned	$1,047
Proceeds Received on Short Sales	$592
Premiums Received on Written Options	$48

6	PIMCO Variable Insurance Trust	See Accompanying Notes

Statement of Operations  Total Return Portfolio II

(Amounts in thousands)	Year Ended December 31, 2006

Investment Income:
Interest	$1,271
Dividends	13
Total Income	1,284

Expenses:
Investment advisory fees	62
Administration fees	62
Servicing fees – Administrative Class	37
Trustees’ fees	1
Interest Expense	2
Total Expenses	164

Net Investment Income	1,120

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(87)
Net realized gain on futures contracts, options and swaps	66
Net change in unrealized appreciation on investments	205
Net change in unrealized (depreciation) on futures contracts, options and swaps	(71)
Net Gain	113

Net Increase in Net Assets Resulting from Operations	$1,233

See Accompanying Notes	Annual Report	December 31, 2006	7

Statements of Changes in Net Assets  Total Return Portfolio II

(Amounts in thousands)	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,120	$824
Net realized (loss)	(21)	(110)
Net change in unrealized appreciation (depreciation)	134	(306)
Net increase resulting from operations	1,233	408

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(1)
Administrative Class	(1,139)	(850)
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(200)

Total Distributions	(1,151)	(1,051)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,025	0
Administrative Class	2,262	0
Issued as reinvestment of distributions
Institutional Class	12	1
Administrative Class	1,236	1,050
Cost of shares redeemed
Institutional Class	(2,857)	0
Administrative Class	(24,701)	(329)
Net increase (decrease) resulting from Portfolio share transactions	(21,023)	722

Total Increase (Decrease) in Net Assets	(20,941)	79

Net Assets:
Beginning of period	24,939	24,860
End of period*	$3,998	$24,939

*Including undistributed net investment income of:	$153	$151

8	PIMCO Variable Insurance Trust	See Accompanying Notes

Schedule of Investments Total Return Portfolio II	December 31, 2006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 1.0%
Morgan Stanley
5.499% due 02/15/2007	$40	$40

Total Corporate Bonds & Notes (Cost $40)		40

MUNICIPAL BONDS & NOTES 0.9%
New York State Environmental Facilities
Corporations Revenue Bonds, Series 2002
5.100% due 06/22/2022 (d)	15	16
6.040% due 06/15/2023	17	19

Total Municipal Bonds & Notes (Cost $33)		35

U.S. GOVERNMENT AGENCIES 34.0%
Fannie Mae
5.000% due 06/01/2018 - 04/25/2033	740	728
6.000% due 07/01/2016 - 03/01/2017	74	75
6.187% due 09/01/2034	29	30
6.339% due 12/01/2036	31	31

Freddie Mac
4.500% due 10/15/2022	200	199
5.500% due 08/15/2030	1	1
6.000% due 09/01/2016	9	9
7.036% due 01/01/2028	3	3
7.078% due 07/01/2027	2	3

Government National Mortgage Association
5.850% due 09/20/2030	3	3

Small Business Administration
4.750% due 07/01/2025	285	277

Total U.S. Government Agencies (Cost $1,390)		1,359

U.S. TREASURY OBLIGATIONS 25.7%
Treasury Inflation Protected Securities (b)(e)
3.375% due 01/15/2007	127	127

U.S. Treasury Notes
4.625% due 12/31/2011	200	199
4.750% due 12/31/2008	700	700

Total U.S. Treasury Obligations (Cost $1,026)		1,026

MORTGAGE-BACKED SECURITIES 15.1%
American Home Mortgage Investment Trust
4.390% due 02/25/2045	55	54

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Banc of America Funding Corp.
4.114% due 05/25/2035	$79	$78

Banc of America Mortgage Securities
6.500% due 10/25/2031	22	22
6.500% due 09/25/2033	5	5

Bear Stearns Adjustable Rate Mortgage Trust
4.636% due 01/25/2034	31	31
5.056% due 04/25/2033	16	16

Bear Stearns Alt-A Trust
5.390% due 05/25/2035	61	61

Countrywide Home Loan Mortgage Pass-Through Trust
5.640% due 04/25/2035	48	48

CS First Boston Mortgage Securities Corp.
5.900% due 08/25/2033	3	3
6.067% due 06/25/2032	1	1
7.031% due 06/25/2032	3	3

GSR Mortgage Loan Trust
6.000% due 03/25/2032	2	2

Impac CMB Trust
5.750% due 07/25/2033	32	32

Indymac Index Mortgage Loan Trust
5.450% due 01/25/2037	98	98

MLCC Mortgage Investors, Inc.
6.994% due 01/25/2029	21	21

Prime Mortgage Trust
5.750% due 02/25/2034	25	25

Structured Asset Mortgage Investments, Inc.
5.680% due 09/19/2032	2	2

Structured Asset Securities Corp.
6.150% due 07/25/2032	1	1

Washington Mutual, Inc.
5.596% due 02/27/2034	20	20
5.827% due 02/25/2046	35	35
6.227% due 08/25/2042	47	47

Total Mortgage-Backed Securities (Cost $607)		605

ASSET-BACKED SECURITIES 5.0%
DaimlerChrysler Auto Trust
5.329% due 12/08/2007	200	200

Total Asset-Backed Securities (Cost $200)		200

	SHARES	VALUE (000S)
PREFERRED STOCKS 6.6%
DG Funding Trust
7.614% due 12/31/2049	25	$263

Total Preferred Stocks (Cost $265)		263

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.5%

COMMERCIAL PAPER 5.0%
Bank of America Corp.
5.250% due 03/15/2007	$100	99

Federal Home Loan Bank
4.800% due 01/02/2007	100	100

		199

REPURCHASE AGREEMENTS 26.2%
Credit Suisse Securities (USA) LLC
4.800% due 01/02/2007	600	600
(Dated 12/29/2006. Collateralized by U.S. Treasury Notes 4.000% due 06/15/2009 valued at $617. Repurchase proceeds are $600.)

Lehman Brothers, Inc.
4.850% due 01/02/2007	300	300
(Dated 12/29/2006. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $312. Repurchase proceeds are $300.)

State Street Bank and Trust Co.
4.900% due 01/02/2007	147	147
(Dated 12/29/2006. Collateralized by Federal Home Loan Bank 4.875% due 05/15/2007 valued at $151. Repurchase proceeds are $147.)

		1,047

U.S. TREASURY BILLS 3.3%
4.800% due 03/15/2007 (a)(e)	135	134

Total Short-Term Instruments (Cost $1,380)		1,380

Purchased Options (g) 1.4% (Cost $45)		58

Total Investments (c) 124.2% (Cost $4,986)		$4,966

Written Options (h) (1.8%) (Premiums $48)		(74)

Other Assets and Liabilities (Net) (22.4%)		(894)

Net Assets 100.0%		$3,998

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Coupon represents a weighted average rate.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2006, portfolio securities with an aggregate value of $237 were valued in good faith and pursuant to the guidelines established by the Board of Trustees.

(d) Residual Interest Bonds Held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2 (i) to Financial Statements for details of Residual Interest Bonds Held in Trust.

(e) Securities with an aggregate market value of $261 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	03/2007	23	$(34)

See Accompanying Notes	Annual Report	December 31, 2006	9

Schedule of Investments  Total Return Portfolio II (Cont.)

(f) Swap agreements outstanding on December 31, 2006:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bank of America	Ford Motor Corp. 7.450% due 07/16/2031	Sell	4.150%	06/20/2007	$200	$4

(1) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2009	$800	$(3)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000%	06/20/2037	100	(2)
Lehman Brothers, Inc.	3-Month USD-LIBOR	Pay	5.000%	06/20/2014	100	(1)
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.000%	06/20/2037	100	(2)

						$(8)

(g) Purchased options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$104.000	02/23/2007	20	$0	$1
Put - CME 90-Day Eurodollar June Futures	91.250	06/18/2007	90	1	0
Put - CME 90-Day Eurodollar March Futures	92.000	03/19/2007	19	0	0
Put - CME 90-Day Eurodollar March Futures	92.250	03/19/2007	1	0	0

				$1	$1

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 2-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Pay	4.900%	07/02/2007	$2,000	$7	$6
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.080%	04/19/2007	2,300	8	7
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.200%	05/23/2007	1,000	4	5
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	06/07/2007	2,000	9	12
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.250%	07/02/2007	1,000	5	6
Call - OTC 2-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Pay	5.370%	07/02/2007	2,700	11	21

							$44	$57

(h) Written options outstanding on December 31, 2006:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 30-Year Bond March Futures	$116.000	02/23/2007	2	$1	$0
Put - CBOT U.S. Treasury 30-Year Bond March Futures	110.000	02/23/2007	2	0	1

				$1	$1

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Bank of America	3-Month USD-LIBOR	Receive	5.000%	07/02/2007	$1,000	$8	$8
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.220%	04/19/2007	1,000	8	11
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.300%	05/23/2007	1,000	10	14
Call - OTC 5-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.340%	06/07/2007	1,000	10	16
Call - OTC 7-Year Interest Rate Swap	Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.500%	07/02/2007	900	11	24

							$47	$73

(i) Short sales outstanding on December 31, 2006:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae	5.000%	01/01/2037	$600	$592	$590

10	PIMCO Variable Insurance Trust	See Accompanying Notes

Notes to Financial Statements	December 31, 2006

1.  ORGANIZATION

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Portfolio securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open end management investment companies, the Portfolio’s net asset value (“NAV”) will be calculated based upon the NAVs of such investment.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s securities may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days of the Portfolio, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem Portfolio shares. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under GAAP.

Annual Report	December 31, 2006	11

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses of the Portfolio are allocated daily to each class of shares based on the relative value of settled shares. Realized and unrealized capital gains and losses of the Portfolio are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

(e) Futures Contracts  The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(f) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(g) Options Contracts  The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(h) Repurchase Agreements  The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(i) Residual Interest Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)  The Portfolio may invest in RIBS and RITES whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS and RITES are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in RIBS and RITES typically will involve greater risk than an investment in a fixed-rate bond. The Portfolio may also invest in RIBS and RITES for the purpose of increasing their leverage.

(j) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) Swap Agreements  The Portfolio may invest in swap agreements. Swap transactions are privately negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. The Portfolio may enter into interest rate,

12	PIMCO Variable Insurance Trust

December 31, 2006

total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Portfolio from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(l) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006, with implementation for NAV calculation purposes to be no later than June 29, 2007. In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the application of the Interpretation and Statement to the Portfolio and will provide additional information in relation to the Interpretation and Statement on the Portfolio’s semiannual financial statements for the period ending June 30, 2007.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets. The Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly

Annual Report	December 31, 2006	13

Notes to Financial Statements (Cont.)

administrative fee based on each share class’s average daily net assets. As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to AGID was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2006, each independent Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, the Governance Committee Chair received an additional annual retainer of $500 and the Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to the Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4.  RELATED PARTY TRANSACTIONS

The Advisor, Administrator, and Distributor are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2006, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$60,977	$79,634	$ 7,475	$7,073

7.  TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS

Transactions in written call and put options were as follows (amounts in thousands, except for number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2005	38	$5,100	$64
Sales	91	5,900	77
Closing Buys	(52)	(2,000)	(52)
Expirations	(73)	(4,000)	(41)
Exercised	0	0	0
Balance at 12/31/2006	4	$4,900	$48

8.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of December 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)
$ 153	$ 0	$ (47)
Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ (1)	$ (318)	$ (55)

(1) Adjusted for the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes.

Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3) Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

14	PIMCO Variable Insurance Trust

December 31, 2006

(4) Capital losses realized during the period November 1, 2006 through December 31, 2006, which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of December 31,2006, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
$ 0	$0	$0	$243	$75

As of December 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 4,986	$ 17	$ (37)	$ (20)

For the fiscal years ended December 31, 2006 and December 31, 2005, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2006	$ 1,151	$ 0	$ 0
12/31/2005	851	200	0

(5) Includes short-term capital gains, if any, distributed.

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2006		Year Ended 12/31/2005
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	302	$3,025	0	$0
Administrative Class	225	2,262	0	0
Issued as reinvestment of
Institutional Class	1	12	0	1
Administrative Class	125	1,236	103	1,050
Cost of shares redeemed
Institutional Class	(285)	(2,857)	0	0
Administrative Class	(2,446)	(24,701)	(32)	(329)
Net increases (decrease) resulting From Portfolio share transactions	(2,078)	$(21,023)	71	$722

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	99
Administrative Class	1	99

10.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), AGID, and certain of their affiliates, including the PIMCO Funds (another series of the funds managed by PIMCO), the Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series (another series of funds managed by affiliates of PIMCO)), certain Trustees of the Trust (in their capacity as Trustees of the PIMCO Funds or the Allianz Funds) and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain portfolios of the Trust were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain portfolios of the Trust are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain portfolios of the Trust—were granted a second

Annual Report	December 31, 2006	15

Notes to Financial Statements (Cont.)

priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	PIMCO Variable Insurance Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class Shareholders of the PIMCO Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the Total Return Portfolio II (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 22, 2007

Annual Report	December 31, 2006	17

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

Total Return Portfolio II	1.40%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	0.68%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Portfolio. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO Variable Insurance Trust

Management of the Trust (Unaudited)	December 31, 2006

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (47) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee PIMCO.	92	Trustee and Chairman of the Board, PIMCO Funds; Director and Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

R. Wesley Burns* (47) Trustee	08/1997 to present	Consulting Managing Director and Director, PIMCO.	93	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a real estate investment trust).

Independent Trustees

Marilyn A. Alexander (55) Trustee	10/2006 to present	Independent Consultant, Alexander & Friedman, LLC (a consulting service for corporate/not-for-profit executives. Formerly, Senior Vice President and Chief Financial Officer of the Disneyland Resort, Walt Disney Company (an entertainment conglomerate).	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust; Trustee, Equity Office Properties, Inc.; Director, New Century Financial Corporation; and Director, Breast Health Awareness Foundation.

E. Philip Cannon (66) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm. Formerly, President, Houston Zoo.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (72) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc., (a real estate investment trust).

J. Michael Hagan (67) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies).	92	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).

William J. Popejoy (68) Trustee	08/1997 to present	Private Investor.	92	Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, New Century Financial Corporation.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

Annual Report	December 31, 2006	19

Management of the Trust  (Cont.)

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Ernest L. Schmider (49) President	05/2005 to present	Managing Director, PIMCO.

David C. Flattum (42) Chief Legal Officer	11/2006 to present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.

Jennifer E. Durham (36) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William H. Gross (62) Senior Vice President	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.

Jeffrey M. Sargent (44) Senior Vice President	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. (61) Senior Vice President	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.

J. Stephen King, Jr. (44) Vice President - Senior Counsel	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Henrik P. Larsen (36) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen (47) Vice President	08/1997 to present	Vice President, PIMCO.

Garlin G. Flynn (60) Secretary	08/1997 to present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway (49) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown (39) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Stacie D. Anctil (37) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	PIMCO Variable Insurance Trust

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement   (Unaudited)

On August 15, 2006, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2007. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio and All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2007.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and a significant amount of information relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from Trust counsel. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent trustees alone, without management present. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board noted that the All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization.

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance for the periods ended June 30, 2006 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, two-, three-, five- and ten-year performance for the periods ended May 31, 2006 (the “Lipper Report”). Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset-Allocation Agreement are likely to benefit the Portfolios and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15, 2006 meeting. The Board noted that long-term performance is the most appropriate measure of the investment performance of PIMCO, and the Board concluded that the long-term performance of the Portfolios was generally strong. The Board noted that while a number of Portfolios had underperformed their respective benchmark indexes and/or peer groups over shorter-term periods, such as over one and three years, most of the Portfolios with a five year track record outperformed their respective benchmark indexes and peer groups. The Board also took note of PIMCO’s proposal to reduce the advisory fees for the All Asset, All Asset All Authority, StocksPLUS Total Return and StocksPLUS Growth and Income Portfolios.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits approval of the continuation of the Agreements.

Annual Report	December 31, 2006	21

4.	Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ Administrative Fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified Administrative Fees with the fees paid by other funds for administrative services alone. The Board noted that the unified Administrative Fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ Administrative Fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, and found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees on several Portfolios. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: distribution fees received and retained by the Portfolios’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

22	PIMCO Variable Insurance Trust

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

P I M C O

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2006	$398,160
	December 31, 2005	$341,875

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2006	$34,560
	December 31, 2005	$64,200

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2006	$43,100
	December 31, 2005	$34,628

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2006	$—
	December 31, 2005	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders and additional Form N-1A filing review.

(2) Includes aggregate fees billed for review of the registrant’s tax returns and tax consulting services.

(3) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2006	December 31, 2005
	PIMCO Variable Insurance Trust	$77,660	$98,828
	Pacific Investment Management Company LLC	$676,012	$407,032

	Totals	$753,672	$505,860

	(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Marilyn A. Alexander E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer of the Trust have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99. CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 8, 2007

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 8, 2007